UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-21265

            Invesco Exchange-Traded Fund Trust

(Exact name of registrant as specified in charter)

3500 Lacey Road

                                 Downers Grove, IL  60515

(Address of principal executive offices) (Zip code)

Anna Paglia

President

3500 Lacey Road

                                 Downers Grove, IL  60515

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-983-0903

Date of fiscal year end:   April 30

Date of reporting period:   April 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

(b)	Not applicable.

Invesco Annual Report to Shareholders
April 30, 2022
PKW Invesco BuyBack AchieversTM ETF
PFM Invesco Dividend AchieversTM ETF
DJD Invesco Dow Jones Industrial Average Dividend ETF
PGF Invesco Financial Preferred ETF
PEY Invesco High Yield Equity Dividend AchieversTM ETF
PID Invesco International Dividend AchieversTM ETF

2

The Market Environment

Domestic Equity

The US stock market hit new highs in the second quarter of 2021, despite higher volatility stemming from inflation concerns and the potential for rising interest rates. Investors remained optimistic about the strength of the economic recovery after the US gross domestic product (GDP) grew at a 6.4% annualized rate for the first quarter of 2021.1 Corporate earnings also remained strong as the majority of S&P 500 companies beat Wall Street earnings forecasts. US equity markets continued to move higher in July 2021 despite inflation concerns and increasing COVID-19 infection rates due to the rapidly spreading Delta variant. Despite the Consumer Price Index (CPI) increasing monthly from June through September,2 the US Federal Reserve (the Fed) declined to raise interest rates at its September Federal Open Market Committee meeting. The US stock market saw continued volatility in August 2021 and a selloff through most of September due to increasing concerns of inflation due to a spike in oil prices and supply chain shortages causing rising costs.

Equity markets were volatile in the fourth quarter of 2021 amid record inflation and the emergence of a new COVID-19 variant. Pandemic-related supply chain disruptions and labor shortages intensified during the quarter, resulting in broadly higher input costs for companies and consumers alike. Additionally, the price of oil (West Texas Intermediate) rose to nearly $85 per barrel in October,3 causing higher gas prices for consumers and pushing energy stocks higher. The CPI reported for November increased 0.8%, resulting in a 6.8% increase over the last 12 months, the highest since 1982.2 To combat inflation, the Fed announced a faster pace of tapering at its December meeting, pledging to end its asset purchase program by March 2022. The Fed also announced the potential for three interest rate increases in 2022. With solid corporate earnings and optimism about the COVID-19 Omicron variant reporting milder symptoms, stocks rallied at 2021 year-end.

Equity markets declined in the first quarter of 2022 amid volatility sparked by Russia’s invasion of Ukraine, rising commodity prices, rampant global inflation and the Fed’s shift toward tighter monetary policy. Russia’s invasion exacerbated inflationary pressures, disrupting already strained supply chains and increasing shortages of oil, gas and raw materials. The price of oil rose sharply, with crude prices reaching their highest price per barrel since 2008.3 The CPI rose by 7.9% for the 12 months ended February 2022, the largest 12-month increase since 1982.2 To combat inflation, the Fed raised the federal funds rate by one-quarter percentage point in March, with several more rate increases expected in 2022. As the war in Ukraine continued and corporate earnings in high-profile names, like Netflix reported slowing growth and profits, equity markets sold off for much of the month of April 2022. In this environment, US stocks had flat returns for the fiscal year ended April 30, 2022, of 0.21%, as measured by the S&P 500 Index.4

[1]	Source: US Bureau of Economic Analysis
[2]	Source: US Bureau of Labor Statistics
[3]	Source: Bloomberg LP
[4]	Source: Lipper Inc.

Global Equity

At the beginning of the fiscal year, global equity markets were bolstered by the acceleration of vaccination rollouts and easing of COVID-19-related restrictions in most developed markets, with growth stocks outperforming value stocks in most regions.

Developed global equity markets ended the second half of 2021 in positive territory despite rising inflation and the emergence of Omicron, a new COVID-19 variant. Pandemic-related supply chain disruptions and labor shortages intensified during the fiscal year, resulting in higher costs for companies and consumers. Emerging market equities declined during the fiscal year, primarily due to weak performance of Chinese equities, which were affected by significant regulatory changes in the private tutoring industry, increased regulation in the technology sector, the potential default of a large Chinese property developer (which did, in fact, default later in 2021) and COVID-19 concerns.

Global equity markets declined in the first quarter of 2022 amid volatility sparked by Russia’s invasion of Ukraine, rising commodity prices, rampant global inflation and central banks shifting toward tighter monetary policy. Russia’s invasion exacerbated inflationary pressures, disrupting already strained supply chains and increasing shortages of oil, gas and raw materials, with the price of oil rising sharply and value stocks outperforming growth stocks.

At the end of the fiscal year, global equity markets continued their decline, as they were impacted by the war in Ukraine, COVID-19 lockdowns in China and the increase of interest rates in the US to combat inflation. For the overall fiscal year, most regions were in negative territory, but developed market equities outperformed emerging market equities.

3

PKW	Management’s Discussion of Fund Performance
Invesco BuyBack AchieversTM ETF (PKW)

As an index fund, the Invesco BuyBack AchieversTM ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the NASDAQ US BuyBack AchieversTM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc. (the “Index Provider”) includes common stocks in the Index pursuant to a proprietary selection methodology that identifies a universe of “BuyBack AchieversTM”. To qualify for the universe of “BuyBack AchieversTM,” an issuer must have effected a net reduction in shares outstanding of 5% or more in the past 12 months. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2022, on a market price basis, the Fund returned (2.90)%. On a net asset value (“NAV”) basis, the Fund returned (2.78)%. During the same time period, the Index returned (2.22)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period. During this same time period, the S&P 500® Index returned 0.21%.

For the fiscal year ended April 30, 2022, the industrials sector contributed most significantly to the Fund’s return, followed by the energy and materials sectors, respectively. The communication services sector detracted most significantly from the Fund’s return, followed by the financials and consumer discretionary sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2022, included Fortinet, Inc., an information technology company (no longer held at fiscal year-end) and McKesson Corp., a health care company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included Charter Communications, Inc., Class A, a communication services company (portfolio average weight of 4.84%) and Bank of America Corp., a financials company (portfolio average weight of 1.23%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2022
Financials	28.51
Consumer Discretionary	22.84
Information Technology	12.16
Health Care	10.17
Materials	7.47
Industrials	7.10
Communication Services	6.66
Energy	3.20
Sector Types Each Less Than 3%	1.87
Money Market Funds Plus Other Assets Less Liabilities	0.02

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2022
Security
Lowe’s Cos., Inc.	5.23
Oracle Corp.	4.75
Bank of America Corp.	4.63
Cigna Corp.	4.38
Charter Communications, Inc., Class A	4.20
HCA Healthcare, Inc.	3.58
Dollar General Corp.	3.01
MetLife, Inc.	3.00
Capital One Financial Corp.	2.80
Marathon Petroleum Corp.	2.69
Total	38.27

*	Excluding money market fund holdings.

4

Invesco BuyBack AchieversTM ETF (PKW) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2022

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
NASDAQ US BuyBack Achievers™ Index	(2.22)%	12.15%	41.06%	12.18%	77.68%	13.20%	245.42%	10.16%	341.97%
S&P 500® Index	0.21	13.85	47.56	13.66	89.68	13.67	260.05	9.38	296.61
Fund
NAV Return	(2.78)	11.50	38.60	11.52	72.48	12.48	224.16	9.42	298.54
Market Price Return	(2.90)	11.47	38.51	11.52	72.46	12.48	224.06	9.40	297.80

Fund Inception: December 20, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.64%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

5

PFM	Management’s Discussion of Fund Performance
Invesco Dividend AchieversTM ETF (PFM)

As an index fund, the Invesco Dividend AchieversTM ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the NASDAQ US Broad Dividend AchieversTM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc. (the “Index Provider”) includes common stocks in the Index pursuant to a proprietary selection methodology that identifies a universe of “Dividend AchieversTM.” To qualify for the universe of “Dividend AchieversTM,” an issuer must have increased its annual regular cash dividend payments for at least each of its last ten consecutive calendar or fiscal years. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2022, on a market price basis, the Fund returned 4.46%. On a net asset value (“NAV”) basis, the Fund returned 4.40%. During the same time period, the Index returned 4.94%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period. During this same time period, the Russell 3000® Value Index returned 0.79%.

For the fiscal year ended April 30, 2022, the consumer staples sector contributed most significantly to the Fund’s return, followed by the health care and energy sectors, respectively. The communication services sector detracted most significantly from the Fund’s return, followed by the financials and consumer discretionary sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2022, included Exxon Mobil Corp., an energy company (portfolio average weight of 1.81%) and Chevron Corp., an energy company (portfolio average weight of 1.50%). Positions that detracted most significantly from the Fund’s return during this period included JPMorgan Chase & Co., a financials company (portfolio average weight of 3.00%) and Comcast Corp., Class A, a communication services company (portfolio average weight of 1.57%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2022
Information Technology	20.28
Health Care	16.20
Consumer Staples	14.63
Financials	12.82
Industrials	11.80
Consumer Discretionary	7.22
Utilities	5.23
Energy	4.56
Materials	3.10
Sector Types Each Less Than 3%	4.10
Money Market Funds Plus Other Assets Less Liabilities	0.06

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2022
Security
Microsoft Corp.	3.77
UnitedHealth Group, Inc.	2.98
Johnson & Johnson	2.95
Walmart, Inc.	2.64
Procter & Gamble Co. (The)	2.40
Exxon Mobil Corp.	2.25
Visa, Inc., Class A	2.20
JPMorgan Chase & Co.	2.19
Mastercard, Inc., Class A	2.19
Home Depot, Inc. (The)	1.95
Total	25.52

*	Excluding money market fund holdings.

6

Invesco Dividend AchieversTM ETF (PFM) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
NASDAQ US Broad Dividend Achievers™ Index	4.94%	11.68%	39.28%	11.82%	74.83%	11.76%	204.09%	8.53%	290.01%
Russell 3000® Value Index	0.79	9.48	31.24	8.89	53.08	11.06	185.60	7.68	242.18
Fund
NAV Return	4.40	11.13	37.26	11.26	70.49	11.18	188.48	7.91	254.66
Market Price Return	4.46	11.16	37.35	11.25	70.39	11.19	188.85	7.92	254.86

Fund Inception: September 15, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.53%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

7

DJD	Management’s Discussion of Fund Performance
Invesco Dow Jones Industrial Average Dividend ETF (DJD)

As an index fund, the Invesco Dow Jones Industrial Average Dividend ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dow Jones Industrial Average Yield Weighted (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

The Index is designed to provide exposure to dividend-paying equity securities of companies included in the Dow Jones Industrial AverageTM (the “Benchmark Index”), which is a price- weighted index of 30 U.S. companies that meet certain size, listing and liquidity requirements. The Index includes all constituents of the Benchmark Index that pay dividends. The Index is calculated using a yield-weighted methodology that weights all dividend- paying constituents of the Benchmark Index by their indicated annual dividend yield. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2022, on a market price basis, the Fund returned 6.04%. On a net asset value (“NAV”) basis, the Fund returned 6.19%. During the same time period, the Index returned 6.27%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due fees and operating expenses that the Fund incurred during the period.

During this same time period, the Benchmark Index returned (0.82)%. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the consumer staples sector and most underweight in the consumer discretionary sector during the fiscal year ended April 30, 2022. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight allocation to the energy sector, as well as the Fund’s underweight allocation to and security selection in the industrials sector.

For the fiscal year ended April 30, 2022, the energy sector contributed most significantly to the Fund’s return, followed by the health care and consumer staples sectors, respectively. The industrials sector detracted most significantly from the Fund’s return, followed by the communication services and financials sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2022, included Chevron Corp., an energy company (portfolio average weight of 8.31%) and Merck & Co., Inc., a health care company (portfolio average weight of 5.22%). Positions that detracted most significantly from the Fund’s return during this period included 3M Co., an industrials company (portfolio average weight of 4.64%) and Verizon Communications Inc., a communication services company (portfolio average weight of 6.41%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2022
Information Technology	18.55
Health Care	16.33
Consumer Staples	15.68
Industrials	12.13
Financials	10.89
Consumer Discretionary	7.98
Materials	7.30
Communication Services	5.86
Energy	5.09
Money Market Funds Plus Other Assets Less Liabilities	0.19

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2022
Security
International Business Machines Corp.	8.04
Dow, Inc.	7.30
Verizon Communications, Inc.	5.86
3M Co.	5.77
Merck & Co., Inc.	5.75
Walgreens Boots Alliance, Inc.	5.21
Chevron Corp.	5.09
Amgen, Inc.	4.91
Coca-Cola Co. (The)	4.44
Intel Corp.	4.10
Total	56.47

*	Excluding money market fund holdings.

8

Invesco Dow Jones Industrial Average Dividend ETF (DJD) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of April 30, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
Dow Jones Industrial Average Yield Weighted Index	6.27%	10.23%	33.92%	11.85%	75.09%	12.85%	116.10%
Dow Jones Industrial Average Index	(0.82)	9.77	32.26	11.96	75.92	12.74	114.72
Fund
NAV Return	6.19	10.21	33.87	11.74	74.23	12.67	113.90
Market Price Return	6.04	10.16	33.69	11.70	73.90	12.67	113.85

Guggenheim Dow Jones Industrial Average Dividend ETF (Predecessor Fund) Inception: December 16, 2015

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.07% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

9

PGF	Management’s Discussion of Fund Performance
Invesco Financial Preferred ETF (PGF)

Effective after the close of the markets on June 30, 2021, the underlying index of the Invesco Financial Preferred ETF (the “Fund”) changed from the Wells Fargo® Hybrid and Preferred Securities Financial Index (the “Previous Index”) to the ICE Exchange-Listed Fixed Rate Financial Preferred Securities Index (the “Index”). At that time, the Fund also changed its investment objective and principal investment strategy.

As an index fund, the Fund is passively managed and seeks to track the investment results (before fees and expenses) of the Index, and through June 30, 2021, the Previous Index. The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index and, through June 30, 2021, generally invested at least 90% of its total assets in securities that comprised the Previous Index. ICE Data Indices, LLC (the “Index Provider”) compiles and calculates the Index, a market capitalization weighted index designed to track the performance of exchange-listed, fixed rate U.S. dollar denominated preferred securities, and securities that the Index Provider believes are functionally equivalent to preferred securities, issued in the U.S. domestic market by financial companies. The Index Provider considers financial companies to be banking, brokerage, finance, investment and insurance companies. Securities that qualify for the Index must be listed on either the NASDAQ or the New York Stock Exchange as their primary listing exchange. The Index only includes securities with no final maturity date (i.e., perpetuals) and whose payments are “qualified dividend income” under the U.S. tax code. Further, the Index only includes securities that are rated at least B3 by Moody’s Investors Service or B- by S&P Global Ratings, that have a minimum amount outstanding of $250 million, and that meet other minimum liquidity, trading volume and other requirements, as determined by the Index Provider. In general, preferred stock is a class of equity security that pays distributions to preferred stockholders. Preferred stockholders have priority over common stockholders in the payment of specified dividends, such that preferred stockholders receive dividends before any dividends are paid to common stockholders. In addition, preferred stock takes precedence over common stock in receiving proceeds from an issuer in the event of the issuer’s liquidation, but is generally junior to debt, including senior and subordinated debt.

Although preferred stocks represent a partial ownership interest in a company, preferred stocks generally do not carry voting rights. Preferred stocks have economic characteristics similar to fixed-income securities; for example, preferred stocks generally pay dividends at a specified rate, which may be fixed or variable. The Index may include fixed-to-floating rate preferred securities (securities that have an initial term with a fixed dividend rate and subsequently bear a floating dividend rate), provided that these securities are callable within the fixed rate period and are at least one day from the last call before transitioning from a fixed rate to a floating rate. Preferred stocks often have a liquidation value that equals the original purchase price of the stock at the time of issuance. The Index may include securities of large-, mid- and small-capitalization companies.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended April 30, 2022, on a market price basis, the Fund returned (13.99)%. On a net asset value (“NAV”) basis, the Fund returned (13.34)%. During the same time period, the Blended-Custom Linked Financial Preferred ETF Index (a composite of the returns of the Previous Index through June 30, 2021 and of the Index for the remainder of the fiscal year, referred to herein as the “Blended-Index”) returned (12.99)%. The Fund’s performance, on a NAV basis, differed from the return of the Blended-Index due to the fees and operating expenses as well as trading costs incurred by the Fund during the period.

During this same time period, the S&P U.S. Preferred Stock Index (the “Benchmark Index”) returned (9.75)%. The Benchmark Index is an unmanaged index weighted by modified market capitalization based on the average performance of approximately 276 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. preferred stock market.

The performance of the Fund differed from the Benchmark Index primarily because the Fund seeks to track an Index that employs a methodology that focuses on financials sector preferred securities, whereas the Benchmark Index includes preferred stocks from across the U.S. preferred stock market, including convertible preferred stocks. As such, the Fund had an overweight allocation to the financials sector compared to the Benchmark Index.

Relative to the Benchmark Index, the majority of the Fund’s underperformance during the period can be primarily attributed to its overweight allocation to preferred securities in the banks and consumer finance industries.

For the fiscal year ended April 30, 2022, no industry contributed to the Fund’s performance. The banks industry detracted most significantly from the Fund’s return, followed by the insurance and consumer finance industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2022, included Charles Schwab Corp., 5.95%, Series D, a capital markets company (portfolio average weight of 1.11%) and PNC Financials Services Group, Inc. (The), Series P, 5.35%, a banks company (portfolio average weight of 2.31%). The positions that detracted most significantly from the Fund’s return during this period were JPMorgan Chase & Co, Series MM, 4.20%, a banks company (portfolio average weight of 2.11%) and Wells Fargo & Co., Series Z, 4.75%, a banks company (portfolio average weight of 2.21%).

10

Invesco Financial Preferred ETF (PGF) (continued)

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2022
Banks	57.96
Insurance	18.22
Capital Markets	15.21
Consumer Finance	5.28
Industry Types Each Less Than 3%	3.06
Money Market Funds Plus Other Assets Less Liabilities	0.27

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2022
Security
JPMorgan Chase & Co., Series EE, Pfd., 6.00%,	2.54
Citigroup, Inc., Series K, Pfd., 6.88%,	2.38
Wells Fargo & Co., Series Q, Pfd., 5.85%,	2.38
JPMorgan Chase & Co., Series DD, Pfd., 5.75%,	2.37
PNC Financial Services Group, Inc. (The), Series P, Pfd., 5.35%,	2.31
Wells Fargo & Co., Series Z, Pfd., 4.75%,	2.20
JPMorgan Chase & Co., Series MM, Pfd., 4.20%,	2.10
JPMorgan Chase & Co., Series LL, Pfd., 4.63%,	2.03
Bank of America Corp., Series GG, Pfd., 6.00%,	1.95
Bank of America Corp., Series KK, Pfd., 5.38%,	1.82
Total	22.08

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

11

Invesco Financial Preferred ETF (PGF) (continued)

Fund Performance History as of April 30, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended - Custom Linked Financial Preferred ETF Index	(12.99)%	(0.12)%	(0.36)%	1.79%	9.29%	4.70%	58.35%	4.11%	86.10%
ICE Exchange-Listed Fixed Rate Financial Preferred Securities Index	(13.12)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
S&P U.S. Preferred Stock Index	(9.75)	2.36	7.24	2.80	14.78	4.86	60.66	4.33	92.12
Fund
NAV Return	(13.34)	(0.38)	(1.13)	1.39	7.14	4.35	53.08	3.40	67.38
Market Price Return	(13.99)	(0.54)	(1.62)	1.31	6.72	4.29	52.16	3.32	65.46

Fund Inception: December 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.55%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-

The Blended-Custom Linked Financial Preferred ETF Index is comprised of the performance of the Previous Index from Fund Inception through the conversion date, June 30, 2021, followed by the performance of the Index starting from the conversion date through April 30, 2022.

12

PEY	Management’s Discussion of Fund Performance
Invesco High Yield Equity Dividend AchieversTM ETF (PEY)

As an index fund, the Invesco High Yield Equity Dividend AchieversTM ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the NASDAQ US Dividend AchieversTM 50 Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc. (the “Index Provider”) includes common stocks in the Index that have a consistent record of dividend increases, principally on the basis of dividend yield and consistent growth in dividends. The Underlying Index is composed of the 50 issuers with the highest modified dividend yield chosen from the NASDAQ US Broad Dividend AchieversTM Index. To qualify for inclusion in the Index, an issuer must have, among other things, increased its annual regular cash dividend payments for at least each of its last ten consecutive calendar or fiscal years, and must have a minimum market capitalization of $1 billion. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2022, on a market price basis, the Fund returned 6.01%. On a net asset value (“NAV”) basis, the Fund returned 5.92%. During the same time period, the Index returned 6.41%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period. During this same time period, the Dow Jones U.S. Select Dividend Index returned 8.01%.

For the fiscal year ended April 30, 2022, the oil, gas & consumable fuels industry contributed most significantly to the Fund’s return, followed by the gas utilities and tobacco industries, respectively. The diversified telecommunication services industry detracted most significantly from the Fund’s return, followed by the capital markets and household durables industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2022, included Exxon Mobil Corp., an oil, gas & consumable fuels company (portfolio average weight of 3.01%) and Chevron Corp., an oil, gas & consumable fuels company (portfolio average weight of 2.48%). Positions that detracted most significantly from the Fund’s return during this period included AT&T Inc., a diversified telecommunication services company (no longer held at fiscal year-end) and Leggett & Platt, Inc., a household durables company (portfolio average weight of 1.58%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2022
Electric Utilities	13.19
Insurance	10.87
Tobacco	9.13
Banks	9.06
Multi-Utilities	5.59
Gas Utilities	5.38
Oil, Gas & Consumable Fuels	4.45
Pharmaceuticals	3.70
Health Care Providers & Services	3.63
Household Products	3.40
Industry Types Each Less Than 3%	31.54
Money Market Funds Plus Other Assets Less Liabilities	0.06

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2022
Security
Altria Group, Inc.	3.70
Universal Corp.	3.05
Healthcare Services Group, Inc.	2.84
International Business Machines Corp.	2.81
Northwest Bancshares, Inc.	2.54
LyondellBasell Industries N.V., Class A	2.47
Exxon Mobil Corp.	2.41
Philip Morris International, Inc.	2.38
Pinnacle West Capital Corp.	2.37
Unum Group	2.31
Total	26.88

*	Excluding money market fund holdings.

13

Invesco High Yield Equity Dividend AchieversTM ETF (PEY) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
NASDAQ US Dividend Achievers™ 50 Index	6.41%	10.05%	33.27%	9.27%	55.81%	13.31%	248.76%	6.76%	212.04%
Dow Jones U.S. Select Dividend Index	8.01	11.33	37.99	10.42	64.14	12.29	218.72	8.61	320.64
Fund
NAV Return	5.92	9.47	31.20	8.72	51.88	12.72	231.25	6.27	187.81
Market Price Return	6.01	9.49	31.27	8.73	51.93	12.73	231.56	6.28	188.27

Fund Inception: December 9, 2004

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.53%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

14

PID	Management’s Discussion of Fund Performance
Invesco International Dividend AchieversTM ETF (PID)

As an index fund, the Invesco International Dividend AchieversTM ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the NASDAQ International Dividend AchieversTM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc. (the “Index Provider”) includes dividend- paying common stocks and other securities in the Index pursuant to a proprietary selection methodology that identifies companies that have increased their aggregate annual regular cash dividend payments consistently for at least each of the last five consecutive years. The Index is composed of Global Depositary Receipts (“GDRs”) that are listed on the London Stock Exchange or the London International Exchange, American Depository Receipts (“ADRs”), non-U.S. common or ordinary stocks, limited partnership interests and shares of limited liability companies traded on the New York Stock Exchange, The Nasdaq Stock Market, Cboe Exchange or NYSE American. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2022, on a market price basis, the Fund returned 10.43%. On a net asset value (“NAV”) basis, the Fund returned 10.11%. During the same time period, the Index returned 10.11%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, equaled the return of the Index as the fees and operating expenses that the Fund incurred during the period were entirely offset by securities lending income, preferential dividend tax rates obtained by the Fund relative to the Index, and income from class action litigation received by the Fund. During this same time period, the MSCI EAFE® Index (Net) returned (8.15)%.

For the fiscal year ended April 30, 2022, the energy sector contributed most significantly to the Fund’s return, followed by the utilities and financials sectors, respectively. The consumer discretionary sector detracted most significantly from the Fund’s return, followed by the information technology and materials sectors, respectively.

Positions that contributed most significantly to the Fund’s return, for the fiscal year ended April 30, 2022, included Canadian Natural Resources Ltd., an energy company (portfolio average weight of 3.14%) and Companhia Paranaense de Energia Sponsored ADR, a utilities company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included Magna International, Inc., a consumer discretionary company (portfolio average weight of 1.38%) and Unilever PLC, ADR, a consumer staples company (portfolio average weight of 2.52%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2022
Utilities	19.40
Financials	16.66
Energy	12.51
Materials	9.98
Communication Services	9.14
Information Technology	8.36
Health Care	7.71
Industrials	6.42
Consumer Discretionary	4.90
Consumer Staples	4.47
Real Estate	0.35
Money Market Funds Plus Other Assets Less Liabilities	0.10

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2022
Security
Banco Santander Brasil S.A., ADR	4.44
BCE, Inc.	4.15
Enbridge, Inc.	4.14
TC Energy Corp.	3.99
Rio Tinto PLC, ADR	3.70
Atlantica Sustainable Infrastructure PLC	3.67
Algonquin Power & Utilities Corp.	3.62
National Grid PLC, ADR	3.52
Sumitomo Mitsui Financial Group, Inc., ADR	3.31
TELUS Corp.	3.14
Total	37.68

*	Excluding money market fund holdings.

15

Invesco International Dividend AchieversTM ETF (PID) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended - NASDAQ International Dividend Achievers™ Index (Net)	10.11%	8.07%	26.20%	8.25%	48.66%	5.79%	75.50%	5.21%	132.80%
MSCI EAFE® Index (Net)	(8.15)	4.44	13.91	4.77	26.25	5.77	75.28	4.25	99.84
Fund
NAV Return	10.11	7.94	25.77	8.09	47.54	5.52	71.10	4.74	115.92
Market Price Return	10.43	7.98	25.92	8.11	47.71	5.52	71.07	4.75	116.13

Fund Inception: September 15, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.56%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended-NASDAQ International Dividend Achievers™ Index (Net) is comprised of gross total returns of the Index from Fund inception through the conversion date, March 9, 2015, and net returns of the Index starting at the conversion date through April 30, 2022.

-	Net returns reflect invested dividends net of withholding taxes.

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

16

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Funds have adopted and implemented a liquidity risk management program (the “Program”). The Program is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that the Funds could not meet redemption requests without significant dilution of remaining investors’ interests in the Funds. The Board of Trustees of the Funds (the “Board”) has appointed Invesco Capital Management LLC (“Invesco”), the Funds’ investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco and its affiliates.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Funds’ liquidity risk that takes into account, as relevant to the Funds’ liquidity risk: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements; (4) the relationship between the Funds’ portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (5) the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio. The Liquidity Rule also requires the classification of each Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. Each Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, a Fund may not acquire an investment if, immediately after the acquisition, over 15% of such Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of such Fund’s assets.

At a meeting held on March 15, 2022, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2021 through December 31, 2021 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus pandemic on the Funds and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

●	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Funds’ liquidity risk and was operated effectively to achieve that goal;

●	Each Fund’s investment strategy remained appropriate for an open-end fund;

●	Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

●	The Funds did not breach the 15% limit on Illiquid Investments; and

●	The Funds primarily held Highly Liquid Investments and therefore have not adopted an HLIM.

17

Invesco BuyBack AchieversTM ETF (PKW)

April 30, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.98%
Communication Services-6.66%
Altice USA, Inc., Class A(b)(c)	202,135	$1,875,813
Charter Communications, Inc., Class A(b)	132,675	56,849,911
DHI Group, Inc.(b)	36,958	205,486
EchoStar Corp., Class A(b)(c)	28,509	665,685
Lumen Technologies, Inc.(c)	765,229	7,698,204
Nexstar Media Group, Inc., Class A	30,661	4,857,316
Sirius XM Holdings, Inc.(c)	2,952,073	17,712,438
TrueCar, Inc.(b)(c)	72,207	258,501

		90,123,354

Consumer Discretionary-22.84%
Aaron’s Co., Inc. (The)(c)	23,879	490,236
Abercrombie & Fitch Co., Class A(b)(c)	37,853	1,308,957
Advance Auto Parts, Inc.(c)	45,683	9,119,697
AutoNation, Inc.(b)(c)	45,888	5,318,878
AutoZone, Inc.(b)	14,844	29,026,997
Bath & Body Works, Inc.(c)	178,643	9,448,428
Bed Bath & Beyond, Inc.(b)(c)	72,037	980,424
Best Buy Co., Inc.(c)	168,416	15,145,651
Big Lots, Inc.(c)	21,356	659,900
Carriage Services, Inc.	11,462	491,605
Citi Trends, Inc.(b)(c)	6,356	177,777
Crocs, Inc.(b)	45,764	3,040,103
Dillard’s, Inc., Class A(c)	10,748	3,265,350
Dollar General Corp.	171,136	40,649,934
Domino’s Pizza, Inc.	26,943	9,106,734
eBay, Inc.	439,329	22,809,962
Flexsteel Industries, Inc.(c)	4,851	105,218
Grand Canyon Education, Inc.(b)(c)	26,412	2,534,760
Hibbett, Inc.(c)	9,826	424,287
Jack in the Box, Inc.(c)	15,734	1,302,146
Kirkland’s, Inc.(b)(c)	9,219	66,653
Kohl’s Corp.	96,155	5,565,451
Laureate Education, Inc., Class A(c)	133,479	1,512,317
Lowe’s Cos., Inc.	357,965	70,780,420
MGM Resorts International(c)	325,524	13,359,505
Murphy USA, Inc.	18,284	4,271,142
NVR, Inc.(b)	2,510	10,984,287
O’Reilly Automotive, Inc.(b)	49,573	30,068,503
PulteGroup, Inc.	180,525	7,538,724
Sleep Number Corp.(b)(c)	16,572	672,160
Smith & Wesson Brands, Inc.(c)	34,032	467,259
Taylor Morrison Home Corp., Class A(b)	90,694	2,375,276
Tempur Sealy International, Inc.(c)	133,846	3,628,565
Tri Pointe Homes, Inc.(b)	80,440	1,662,695
Zumiez, Inc.(b)(c)	14,899	545,750

		308,905,751

Consumer Staples-1.56%
Hain Celestial Group, Inc. (The)(b)(c)	68,288	2,290,380
Herbalife Nutrition Ltd.(b)(c)	82,155	2,183,680
Ingles Markets, Inc., Class A	10,709	997,222
JM Smucker Co. (The)	81,098	11,104,749
Post Holdings, Inc.(b)(c)	46,255	3,440,909
USANA Health Sciences, Inc.(b)	14,345	1,099,688

		21,116,628

	Shares	Value
Energy-3.20%
CNX Resources Corp.(b)	148,388	$3,049,373
Dorian LPG Ltd.	30,012	441,777
Magnolia Oil & Gas Corp., Class A(c)	141,007	3,277,003
Marathon Petroleum Corp.	417,675	36,446,320

		43,214,473

Financials-28.51%
Affiliated Managers Group, Inc.	29,742	3,734,703
Aflac, Inc.	485,569	27,813,392
Allstate Corp. (The)	208,134	26,337,276
Ally Financial, Inc.	247,844	9,903,846
Amerant Bancorp, Inc.(c)	25,899	688,654
Ameriprise Financial, Inc.	82,682	21,951,244
Arlington Asset Investment Corp., Class A(b)(c)	22,725	69,311
Assured Guaranty Ltd.	49,119	2,708,913
Atlanticus Holdings Corp.(b)(c)	11,130	479,035
Bank of America Corp.	1,755,880	62,649,798
Bank of New York Mellon Corp. (The)	603,516	25,383,883
Brighthouse Financial, Inc.(b)	57,299	2,942,877
Capital One Financial Corp.	303,344	37,802,729
Civista Bancshares, Inc.	11,133	231,789
CNO Financial Group, Inc.	87,790	2,119,251
Columbia Financial, Inc.(b)(c)	79,785	1,511,926
Comerica, Inc.	98,024	8,028,166
Consumer Portfolio Services, Inc.(b)	15,902	181,283
Credit Acceptance Corp.(b)(c)	10,551	5,407,387
Elevate Credit, Inc.(b)	23,154	68,536
Encore Capital Group, Inc.(b)(c)	18,346	1,060,582
Enstar Group Ltd.(b)	12,353	2,912,220
Equitable Holdings, Inc.	291,293	8,397,977
First Bancorp	148,363	2,019,220
First Financial Corp.	9,324	397,389
HarborOne Bancorp, Inc.(c)	38,415	514,377
Hartford Financial Services Group, Inc. (The)	247,989	17,341,871
Hilltop Holdings, Inc.	59,046	1,505,083
HomeStreet, Inc.	14,444	586,282
Kearny Financial Corp.(c)	54,401	645,196
Lincoln National Corp.	128,950	7,756,342
Loews Corp.	184,243	11,577,830
Meta Financial Group, Inc.	22,320	974,268
MetLife, Inc.	616,957	40,521,736
Mr. Cooper Group, Inc.(b)	55,170	2,480,995
Navient Corp.	113,758	1,807,615
Northfield Bancorp, Inc.	36,591	478,976
PennyMac Financial Services, Inc.(c)	41,442	2,012,424
Popular, Inc.	57,194	4,460,560
Provident Bancorp, Inc.	13,338	212,341
Radian Group, Inc.	131,250	2,807,438
Regional Management Corp.	7,345	316,202
RenaissanceRe Holdings Ltd. (Bermuda)	33,043	4,742,331
SLM Corp.(c)	208,913	3,495,114
Synchrony Financial	389,786	14,348,023
Virtu Financial, Inc., Class A	81,334	2,348,926
Voya Financial, Inc.(c)	79,361	5,010,854
Washington Federal, Inc.(c)	48,826	1,485,775

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18

Invesco BuyBack AchieversTM ETF (PKW)–(continued)

April 30, 2022

	Shares	Value
Financials-(continued)
WesBanco, Inc.	45,604	$1,470,273
WSFS Financial Corp.	47,351	1,897,355

		385,599,574

Health Care-10.17%
Agios Pharmaceuticals, Inc.(b)(c)	40,852	897,518
Allscripts Healthcare Solutions, Inc.(b)	86,897	1,795,292
Cigna Corp.	239,993	59,225,473
DaVita, Inc.(b)	72,008	7,803,507
HCA Healthcare, Inc.	225,836	48,453,114
Innoviva, Inc.(b)(c)	52,022	887,495
Intercept Pharmaceuticals, Inc.(b)(c)	22,202	348,793
Quest Diagnostics, Inc.(c)	89,321	11,954,723
Universal Health Services, Inc., Class B	50,509	6,188,868

		137,554,783

Industrials-7.10%
Acuity Brands, Inc.	26,187	4,516,734
AECOM	105,690	7,457,487
Allison Transmission Holdings, Inc.	72,580	2,717,395
Avis Budget Group, Inc.(b)(c)	40,206	10,761,940
CACI International, Inc., Class A(b)	17,501	4,643,015
Curtiss-Wright Corp.	28,737	4,106,805
Dycom Industries, Inc.(b)(c)	22,142	1,880,077
JELD-WEN Holding, Inc.(b)(c)	67,327	1,399,728
KAR Auction Services, Inc.(b)(c)	90,611	1,328,357
L3Harris Technologies, Inc.	144,362	33,529,518
ManpowerGroup, Inc.	40,012	3,609,082
Masco Corp.	176,865	9,319,017
Owens Corning	74,080	6,736,094
RCM Technologies, Inc.(b)(c)	7,839	137,026
Trinity Industries, Inc.(c)	62,319	1,728,729
Veritiv Corp.(b)	11,240	1,579,670
Wabash National Corp.(c)	36,664	524,662

		95,975,336

Information Technology-12.16%
Amdocs Ltd.	92,236	7,350,287
Arrow Electronics, Inc.(b)	50,121	5,907,261
Box, Inc., Class A(b)	107,245	3,283,842
CDW Corp.	100,905	16,465,678
Diodes, Inc.(b)	33,665	2,458,555
Dropbox, Inc., Class A(b)	223,468	4,860,429
Fair Isaac Corp.(b)	19,653	7,340,592
Gartner, Inc.(b)	61,534	17,878,703
HP, Inc.(c)	787,657	28,851,876
Oracle Corp.	874,860	64,214,724
Silicon Laboratories, Inc.(b)(c)	28,533	3,849,387
Xerox Holdings Corp.	115,792	2,014,781

		164,476,115

	Shares	Value
Materials-7.47%
Ashland Global Holdings, Inc.(c)	42,562	$4,467,733
Celanese Corp.	80,782	11,870,107
Crown Holdings, Inc.	92,417	10,169,567
DuPont de Nemours, Inc.	383,525	25,285,803
Louisiana-Pacific Corp.	64,329	4,150,507
Nucor Corp.(c)	200,703	31,064,811
Steel Dynamics, Inc.	143,047	12,266,280
Worthington Industries, Inc.(c)	36,912	1,755,904

		101,030,712

Real Estate-0.31%
iStar, Inc.(c)	51,612	869,146
SL Green Realty Corp.(c)	48,434	3,352,601

		4,221,747

Total Common Stocks & Other Equity Interests (Cost $1,460,833,572)		1,352,218,473

Money Market Funds-0.12%
Invesco Government & Agency Portfolio, Institutional Class, 0.35%(d)(e) (Cost $1,613,071)	1,613,071	1,613,071

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.10% (Cost $1,462,446,643)		1,353,831,544

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-10.91%

Invesco Private Government Fund, 0.40%(d)(e)(f)	44,257,780	44,257,780

Invesco Private Prime Fund, 0.35%(d)(e)(f)	103,222,386	103,222,386

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $147,472,744)		147,480,166

TOTAL INVESTMENTS IN SECURITIES-111.01% (Cost $1,609,919,387)		1,501,311,710

OTHER ASSETS LESS LIABILITIES-(11.01)%		(148,864,386)

NET ASSETS-100.00%		$1,352,447,324

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19

Invesco BuyBack AchieversTM ETF (PKW)–(continued)

April 30, 2022

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2022.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2022.

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$1,541,414	$40,155,277	$(40,083,620)	$-	$-	$1,613,071	$1,140

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	90,071,112	569,866,227	(615,679,559)	-	-	44,257,780	23,937	*

Invesco Private Prime Fund	135,106,669	1,007,208,110	(1,039,052,363)	7,421	(47,451)	103,222,386	111,733	*

Total	$226,719,195	$1,617,229,614	$(1,694,815,542)	$7,421	$(47,451)	$149,093,237	$136,810

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20

Invesco Dividend AchieversTM ETF (PFM)

April 30, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.94%
Communication Services-2.36%
Comcast Corp., Class A	198,449	$7,890,332
John Wiley & Sons, Inc., Class A(b)	2,039	103,765
Telephone & Data Systems, Inc.(b)	4,666	85,481
Verizon Communications, Inc.	184,137	8,525,543

		16,605,121

Consumer Discretionary-7.22%
Best Buy Co., Inc.	10,509	945,074
Churchill Downs, Inc.	1,735	352,101
Dillard’s, Inc., Class A(b)	651	197,780
Gentex Corp.	10,328	303,127
Genuine Parts Co.	6,202	806,570
Home Depot, Inc. (The)	45,793	13,756,217
Leggett & Platt, Inc.	5,855	208,614
Lithia Motors, Inc., Class A	1,334	377,695
Lowe’s Cos., Inc.	29,616	5,855,972
McDonald’s Corp.	32,578	8,117,135
Monro, Inc.(b)	1,420	64,937
NIKE, Inc., Class B	55,903	6,971,104
PetMed Express, Inc.(b)	884	19,360
Polaris, Inc.(b)	2,604	247,224
Pool Corp.	1,759	712,782
Service Corp. International	7,098	465,700
Starbucks Corp.	50,375	3,759,990
Target Corp.	20,995	4,800,507
Thor Industries, Inc.(b)	2,417	185,021
Tractor Supply Co.	4,972	1,001,609
VF Corp.(b)	17,046	886,392
Whirlpool Corp.(b)	2,543	461,605
Williams-Sonoma, Inc.(b)	3,221	420,276

		50,916,792

Consumer Staples-14.63%
Altria Group, Inc.	79,650	4,426,151
Andersons, Inc. (The)	1,426	71,628
Archer-Daniels-Midland Co.	24,640	2,206,758
Brown-Forman Corp., Class B	13,564	914,756
Casey’s General Stores, Inc.	1,692	340,600
Church & Dwight Co., Inc.	10,666	1,040,575
Clorox Co. (The)	5,405	775,455
Coca-Cola Co. (The)	190,340	12,297,867
Colgate-Palmolive Co.	36,807	2,835,979
Costco Wholesale Corp.	19,459	10,346,740
Flowers Foods, Inc.	9,280	246,106
Hershey Co. (The)	6,356	1,434,994
Hormel Foods Corp.	23,741	1,243,791
Ingredion, Inc.	2,958	251,755
J&J Snack Foods Corp.	805	120,509
JM Smucker Co. (The)	4,713	645,351
Kellogg Co.	14,983	1,026,336
Kimberly-Clark Corp.	14,786	2,052,740
Kroger Co. (The)	32,227	1,738,969
Lancaster Colony Corp.(b)	1,166	180,940
McCormick & Co., Inc.(b)	10,963	1,102,549
Nu Skin Enterprises, Inc., Class A	2,173	92,657
PepsiCo, Inc.	60,638	10,412,151
Philip Morris International, Inc.	67,951	6,795,100
Procter & Gamble Co. (The)	105,193	16,888,736

	Shares	Value
Consumer Staples-(continued)
SpartanNash Co.	1,521	$52,140
Sysco Corp.	22,261	1,902,870
Tootsie Roll Industries, Inc.(b)	1,713	60,006
Tyson Foods, Inc., Class A	12,836	1,195,802
Universal Corp.	1,043	60,338
Walgreens Boots Alliance, Inc.	37,841	1,604,458
Walmart, Inc.	121,666	18,613,681
WD-40 Co.(b)	577	106,156

		103,084,644

Energy-4.56%
Chevron Corp.	85,360	13,373,351
Enterprise Products Partners L.P.	95,369	2,471,011
Exxon Mobil Corp.	185,798	15,839,280
Magellan Midstream Partners L.P.	9,316	451,360

		32,135,002

Financials-12.82%
1st Source Corp.	1,049	45,390
Aflac, Inc.	28,482	1,631,449
Allstate Corp. (The)	12,168	1,539,739
American Equity Investment Life Holding Co.	4,045	152,577
American Financial Group, Inc.	3,725	515,838
Ameriprise Financial, Inc.	4,886	1,297,184
Aon PLC, Class A	9,381	2,701,634
Arthur J. Gallagher & Co.	9,154	1,542,357
Associated Banc-Corp.	6,524	130,154
Assurant, Inc.	2,398	436,148
Assured Guaranty Ltd.	2,930	161,589
Atlantic Union Bankshares Corp.	3,331	112,521
AXIS Capital Holdings Ltd.	3,720	213,268
BancFirst Corp.(b)	1,381	112,897
Bank of Marin Bancorp	675	21,101
Bank of New York Mellon Corp. (The)	35,218	1,481,269
Bank OZK	5,472	210,234
BlackRock, Inc.	6,660	4,160,369
BOK Financial Corp.(b)	3,025	250,863
Brown & Brown, Inc.	12,331	764,275
Cboe Global Markets, Inc.	4,639	524,114
Chubb Ltd.	18,692	3,858,963
Cincinnati Financial Corp.	7,053	865,121
City Holding Co.	635	49,136
CME Group, Inc., Class A	15,730	3,450,218
Cohen & Steers, Inc.(b)	2,124	165,014
Commerce Bancshares, Inc.	5,323	363,934
Community Bank System, Inc.(b)	2,346	151,082
Community Trust Bancorp, Inc.	754	30,017
Cullen/Frost Bankers, Inc.	2,771	366,576
Discover Financial Services	12,518	1,407,774
Erie Indemnity Co., Class A	2,020	323,766
Evercore, Inc., Class A	1,624	171,738
FactSet Research Systems, Inc.	1,656	668,179
Federal Agricultural Mortgage Corp., Class C	389	39,845
Fidelity National Financial, Inc.	12,394	493,529
Fifth Third Bancorp	29,980	1,125,149
Financial Institutions, Inc.	667	18,569
First American Financial Corp.(b)	4,827	281,462
First Community Bankshares, Inc.	717	19,094
First Financial Bankshares, Inc.(b)	6,229	249,035

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21

Invesco Dividend AchieversTM ETF (PFM)–(continued)

April 30, 2022

	Shares	Value
Financials-(continued)
First Financial Corp.	542	$23,100
First Merchants Corp.(b)	2,345	91,901
First of Long Island Corp. (The)	1,001	16,797
Franklin Resources, Inc.	21,970	540,242
Globe Life, Inc.	4,332	424,883
Goldman Sachs Group, Inc. (The)	14,990	4,579,295
Hanover Insurance Group, Inc. (The)	1,501	220,377
Heritage Financial Corp.	1,485	35,967
Hingham Institution for Savings (The)	90	29,076
Home BancShares, Inc.	7,199	155,642
Horace Mann Educators Corp.	1,749	69,698
Horizon Bancorp, Inc.	1,840	32,163
Huntington Bancshares, Inc.	63,014	828,634
Independent Bank Corp.	2,071	159,798
International Bancshares Corp.	2,744	109,184
JPMorgan Chase & Co.	129,543	15,462,252
KeyCorp	40,631	784,585
Lakeland Bancorp, Inc.	2,797	42,039
Lakeland Financial Corp.(b)	1,074	78,209
Lincoln National Corp.	7,560	454,734
MarketAxess Holdings, Inc.	1,689	445,237
Marsh & McLennan Cos., Inc.	21,997	3,556,915
Mercury General Corp.	2,406	121,335
Moody’s Corp.	8,097	2,562,539
Morningstar, Inc.	1,918	485,695
Northwest Bancshares, Inc.	5,557	70,463
Old Republic International Corp.	13,474	296,563
PNC Financial Services Group, Inc. (The)	18,365	3,050,426
Premier Financial Corp.	1,564	41,509
Primerica, Inc.	1,670	216,365
Principal Financial Group, Inc.	11,447	779,999
Prosperity Bancshares, Inc.(b)	4,030	263,481
Prudential Financial, Inc.	16,503	1,790,741
Raymond James Financial, Inc.	9,114	888,250
Reinsurance Group of America, Inc.	2,978	319,599
RenaissanceRe Holdings Ltd. (Bermuda)	1,927	276,563
Republic Bancorp, Inc., Class A	760	31,677
RLI Corp.(b)	1,982	227,494
S&P Global, Inc.	15,518	5,842,527
Sandy Spring Bancorp, Inc.(b)	1,975	77,558
SEI Investments Co.	6,050	337,106
Simmons First National Corp., Class A	4,955	118,276
South State Corp.(b)	3,047	235,960
Southern Missouri Bancorp, Inc.	375	15,825
Southside Bancshares, Inc.	1,370	53,690
State Street Corp.	16,011	1,072,257
Stock Yards Bancorp, Inc.(b)	1,127	58,920
T. Rowe Price Group, Inc.(b)	9,977	1,227,570
Tompkins Financial Corp.(b)	618	45,114
Towne Bank	3,209	88,472
Travelers Cos., Inc. (The)	10,615	1,815,802
Truist Financial Corp.	58,161	2,812,084
U.S. Bancorp	65,018	3,157,274
UMB Financial Corp.(b)	2,115	190,731
United Bankshares, Inc.(b)	5,664	188,385
Unum Group	8,902	271,689
W.R. Berkley Corp.	11,613	772,148
Washington Federal, Inc.(b)	2,825	85,965
Washington Trust Bancorp, Inc.(b)	730	34,266

	Shares	Value
Financials-(continued)
WesBanco, Inc.	2,657	$85,662
Westamerica Bancorporation(b)	1,138	67,051

		90,320,930

Health Care-16.20%
Abbott Laboratories	77,443	8,789,781
AmerisourceBergen Corp.	9,179	1,388,691
Amgen, Inc.	24,424	5,695,433
Anthem, Inc.	10,607	5,323,972
Atrion Corp.(b)	76	47,623
Becton, Dickinson and Co.	12,512	3,092,841
Bristol-Myers Squibb Co.	95,509	7,188,962
Cardinal Health, Inc.	12,114	703,218
Chemed Corp.	680	334,145
Ensign Group, Inc. (The)	2,394	192,310
Humana, Inc.	5,556	2,469,975
Johnson & Johnson	115,323	20,811,189
LeMaitre Vascular, Inc.(b)	930	40,185
McKesson Corp.	6,612	2,047,141
Medtronic PLC	58,926	6,149,517
Merck & Co., Inc.	110,760	9,823,304
National HealthCare Corp.	651	44,307
Perrigo Co. PLC	5,857	200,895
Pfizer, Inc.	246,863	12,113,567
Quest Diagnostics, Inc.	5,253	703,062
STERIS PLC	4,366	978,202
Stryker Corp.	16,568	3,997,196
UnitedHealth Group, Inc.	41,258	20,981,756
West Pharmaceutical Services, Inc.	3,276	1,032,137

		114,149,409

Industrials-11.80%
3M Co.	25,017	3,607,952
A.O. Smith Corp.	5,757	336,382
ABM Industries, Inc.(b)	2,988	144,231
Apogee Enterprises, Inc.	1,054	46,376
Applied Industrial Technologies, Inc.	1,627	170,331
Brady Corp., Class A	2,099	93,930
C.H. Robinson Worldwide, Inc.(b)	5,647	599,429
Carlisle Cos., Inc.	2,268	588,229
Caterpillar, Inc.	23,506	4,948,953
Cintas Corp.	4,577	1,818,259
CSX Corp.	96,085	3,299,559
Cummins, Inc.	6,221	1,176,951
Donaldson Co., Inc.	5,425	266,042
Douglas Dynamics, Inc.	974	30,155
Dover Corp.	6,290	838,457
Eaton Corp. PLC	17,464	2,532,629
Emerson Electric Co.	26,055	2,349,640
Expeditors International of Washington, Inc.	7,431	736,189
Fastenal Co.	25,204	1,394,033
Franklin Electric Co., Inc.	2,032	142,118
GATX Corp.(b)	1,498	154,878
General Dynamics Corp.	12,188	2,882,828
Gorman-Rupp Co. (The)	1,105	35,205
Graco, Inc.	7,471	463,351
Griffon Corp.	2,446	45,765
Healthcare Services Group, Inc.	3,265	55,799
HEICO Corp.(b)	2,369	334,574
Hillenbrand, Inc.	3,215	131,236
HNI Corp.(b)	1,842	65,649

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

Invesco Dividend AchieversTM ETF (PFM)–(continued)

April 30, 2022

	Shares	Value
Industrials-(continued)
Honeywell International, Inc.	30,070	$5,818,846
Hubbell, Inc.	2,366	462,222
IDEX Corp.	3,354	636,656
Illinois Tool Works, Inc.	13,699	2,700,210
Insperity, Inc.(b)	1,622	172,013
ITT, Inc.	3,741	262,693
J.B. Hunt Transport Services, Inc.	4,565	779,930
L3Harris Technologies, Inc.	8,525	1,980,017
Lennox International, Inc.	1,648	351,337
Lincoln Electric Holdings, Inc.	2,548	343,292
Lindsay Corp.	462	62,439
Lockheed Martin Corp.	11,970	5,172,476
ManpowerGroup, Inc.	2,334	210,527
Matthews International Corp., Class A	1,336	39,826
McGrath RentCorp	1,028	85,797
MDU Resources Group, Inc.	8,935	230,166
MSA Safety, Inc.	1,661	200,466
Nordson Corp.	2,515	542,460
Northrop Grumman Corp.	6,871	3,019,117
Raytheon Technologies Corp.	65,373	6,204,551
Regal Rexnord Corp.	3,002	381,975
Republic Services, Inc.	13,846	1,859,102
Robert Half International, Inc.	4,884	480,146
Rockwell Automation, Inc.	5,116	1,292,660
Ryder System, Inc.(b)	2,340	163,566
Snap-on, Inc.	2,325	494,039
Standex International Corp.	516	48,525
Stanley Black & Decker, Inc.	7,176	862,196
Tennant Co.	781	50,437
Toro Co. (The)	4,567	365,954
Trane Technologies PLC	10,207	1,427,857
Trinity Industries, Inc.	3,658	101,473
Union Pacific Corp.	27,936	6,545,126
United Parcel Service, Inc., Class B	32,113	5,779,698
W.W. Grainger, Inc.	2,227	1,113,567
Waste Management, Inc.	18,135	2,982,119
Xylem, Inc.	7,874	633,857

		83,146,468

Information Technology-20.28%
Accenture PLC, Class A	27,736	8,330,785
Amphenol Corp., Class A	26,263	1,877,804
Analog Devices, Inc.	22,930	3,539,933
Automatic Data Processing, Inc.	18,432	4,021,494
Badger Meter, Inc.	1,239	99,975
Broadcom, Inc.	17,961	9,957,399
Broadridge Financial Solutions, Inc.	5,140	740,828
Cass Information Systems, Inc.	590	22,839
Cisco Systems, Inc.	182,163	8,922,344
Corning, Inc.	37,033	1,303,191
HP, Inc.(b)	46,144	1,690,255
International Business Machines Corp.	39,432	5,213,305
Intuit, Inc.	12,428	5,204,225
Jack Henry & Associates, Inc.	3,215	609,500
KLA Corp.	6,643	2,120,844
Littelfuse, Inc.	1,046	239,796
Mastercard, Inc., Class A	42,545	15,460,002
Microchip Technology, Inc.	24,380	1,589,576
Microsoft Corp.	95,694	26,556,999
Motorola Solutions, Inc.	7,381	1,577,246

	Shares	Value
Information Technology-(continued)
Oracle Corp.	117,105	$8,595,507
Paychex, Inc.	15,787	2,000,687
QUALCOMM, Inc.	49,393	6,899,708
Roper Technologies, Inc.	4,648	2,184,188
TE Connectivity Ltd. (Switzerland)	14,232	1,775,869
Texas Instruments, Inc.	40,454	6,887,293
Visa, Inc., Class A(b)	72,780	15,511,601

		142,933,193

Materials-3.10%
Air Products and Chemicals, Inc.	9,709	2,272,586
Albemarle Corp.	5,151	993,267
AptarGroup, Inc.	2,909	334,041
Ashland Global Holdings, Inc.(b)	2,472	259,486
Avery Dennison Corp.	3,621	653,953
Avient Corp.	4,006	197,255
Balchem Corp.	1,362	167,798
Cabot Corp.(b)	2,458	161,859
Celanese Corp.	4,699	690,471
Eastman Chemical Co.	5,654	580,496
Ecolab, Inc.	12,595	2,132,837
H.B. Fuller Co.(b)	2,308	153,944
Hawkins, Inc.	890	33,179
International Flavors & Fragrances, Inc.	11,171	1,355,042
Kaiser Aluminum Corp.	668	64,462
LyondellBasell Industries N.V., Class A	14,340	1,520,470
Neenah, Inc.(b)	707	25,028
Nucor Corp.	11,780	1,823,308
Packaging Corp. of America	4,088	658,863
PPG Industries, Inc.	10,311	1,319,705
Quaker Chemical Corp.(b)	754	122,683
Reliance Steel & Aluminum Co.	2,673	529,922
Royal Gold, Inc.(b)	2,911	379,827
RPM International, Inc.	5,684	471,204
Scotts Miracle-Gro Co. (The)(b)	2,415	250,991
Sensient Technologies Corp.(b)	1,775	150,165
Sherwin-Williams Co. (The)	11,411	3,137,569
Silgan Holdings, Inc.	4,872	216,171
Sonoco Products Co.	4,253	263,303
Stepan Co.	951	97,107
Westlake Corp.(b)	5,610	709,946
Worthington Industries, Inc.(b)	2,220	105,605

		21,832,543

Real Estate-1.74%
Alexandria Real Estate Equities, Inc.	7,032	1,280,949
CubeSmart	9,805	465,836
Digital Realty Trust, Inc.	12,499	1,826,354
EastGroup Properties, Inc.	1,865	349,688
Equity LifeStyle Properties, Inc.	8,128	628,132
Essex Property Trust, Inc.	2,909	957,846
Extra Space Storage, Inc.	5,873	1,115,870
Federal Realty Investment Trust	3,459	404,911
Kennedy-Wilson Holdings, Inc.	6,029	135,954
Mid-America Apartment Communities, Inc.	5,080	999,134
National Retail Properties, Inc.	7,694	337,305
Realty Income Corp.	25,942	1,799,337
STAG Industrial, Inc.	7,791	290,760
Terreno Realty Corp.	3,328	242,112
UDR, Inc.	13,924	740,896

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23

Invesco Dividend AchieversTM ETF (PFM)–(continued)

April 30, 2022

	Shares	Value
Real Estate-(continued)
Universal Health Realty Income Trust	581	$29,160
W.P. Carey, Inc.(b)	8,330	672,814

		12,277,058

Utilities-5.23%
ALLETE, Inc.	2,317	137,491
Alliant Energy Corp.	10,994	646,557
American Electric Power Co., Inc.	22,125	2,192,809
American States Water Co.	1,563	122,946
American Water Works Co., Inc.	7,950	1,224,936
Atmos Energy Corp.(b)	5,926	672,008
Avista Corp.	3,162	128,282
Black Hills Corp.(b)	2,801	205,145
Brookfield Infrastructure Partners L.P. (Canada)	13,373	834,876
California Water Service Group	2,337	121,220
Chesapeake Utilities Corp.	744	93,127
CMS Energy Corp.	12,722	873,874
Consolidated Edison, Inc.	15,506	1,438,026
DTE Energy Co.	8,457	1,108,205
Duke Energy Corp.	33,737	3,716,468
Edison International	16,701	1,148,862
Essential Utilities, Inc.	11,089	496,344
Evergy, Inc.	10,029	680,468
Eversource Energy	15,100	1,319,740
IDACORP, Inc.	2,202	231,606
MGE Energy, Inc.(b)	1,530	119,141
Middlesex Water Co.	739	65,734
National Fuel Gas Co.	4,000	280,520
New Jersey Resources Corp.(b)	4,194	181,013
NextEra Energy, Inc.	86,000	6,107,720
NiSource, Inc.	17,741	516,618
Northwest Natural Holding Co.	1,319	63,088
NorthWestern Corp.(b)	2,352	133,335
OGE Energy Corp.	8,802	340,461
Pinnacle West Capital Corp.	4,978	354,434
Portland General Electric Co.	3,915	185,297
Public Service Enterprise Group, Inc.	21,968	1,530,291
Sempra Energy	13,814	2,229,027

	Shares	Value
Utilities-(continued)
SJW Group	1,280	$75,520
Southern Co. (The)	46,433	3,407,718
Southwest Gas Holdings, Inc.	2,618	230,672
Spire, Inc.(b)	2,254	163,979
UGI Corp.	9,207	315,800
WEC Energy Group, Inc.	13,804	1,381,090
Xcel Energy, Inc.	23,811	1,744,394
York Water Co. (The)	552	21,351

		36,840,193

Total Common Stocks & Other Equity Interests (Cost $585,643,882)		704,241,353

Money Market Funds-0.05%
Invesco Government & Agency Portfolio, Institutional Class, 0.35%(c)(d) (Cost $376,010)	376,010	376,010

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.99% (Cost $586,019,892)		704,617,363

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-2.15%

Invesco Private Government Fund, 0.40%(c)(d)(e)	4,539,079	4,539,079

Invesco Private Prime Fund, 0.35%(c)(d)(e)	10,586,044	10,586,044

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $15,125,122)		15,125,123

TOTAL INVESTMENTS IN SECURITIES-102.14% (Cost $601,145,014)		719,742,486

OTHER ASSETS LESS LIABILITIES-(2.14)%		(15,091,930)

NET ASSETS-100.00%		$704,650,556

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2022.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2022.

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$504,143	$21,715,968	$(21,844,101)	$-	$-	$376,010	$506

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

Invesco Dividend AchieversTM ETF (PFM)–(continued)

April 30, 2022

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2022	Dividend Income

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	$698,686	$63,381,139	$(59,540,746)	$-	$-	$4,539,079	$4,571	*

Invesco Private Prime Fund	1,124,866	131,332,177	(121,868,350)	1	(2,650)	10,586,044	15,779	*

Total	$2,327,695	$216,429,284	$(203,253,197)	$1	$(2,650)	$15,501,133	$20,856

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of April 30, 2022.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25

Invesco Dow Jones Industrial Average Dividend ETF (DJD)

April 30, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.81%
Communication Services-5.86%
Verizon Communications, Inc.	260,396	$12,056,335

Consumer Discretionary-7.98%
Home Depot, Inc. (The)	21,999	6,608,499
McDonald’s Corp.	28,795	7,174,562
NIKE, Inc., Class B	21,098	2,630,921

		16,413,982

Consumer Staples-15.68%
Coca-Cola Co. (The)	141,373	9,134,110
Procter & Gamble Co. (The)	45,113	7,242,892
Walgreens Boots Alliance, Inc.	252,946	10,724,910
Walmart, Inc.	33,794	5,170,144

		32,272,056

Energy-5.09%
Chevron Corp.	66,848	10,473,076

Financials-10.89%
American Express Co.	15,240	2,662,580
Goldman Sachs Group, Inc. (The)	20,749	6,338,611
JPMorgan Chase & Co.	63,372	7,564,082
Travelers Cos., Inc. (The)	34,130	5,838,278

		22,403,551

Health Care-16.33%
Amgen, Inc.(b)	43,337	10,105,755
Johnson & Johnson	44,054	7,949,985
Merck & Co., Inc.	133,371	11,828,674
UnitedHealth Group, Inc.	7,312	3,718,517

		33,602,931

Industrials-12.13%
3M Co.	82,347	11,876,084
Caterpillar, Inc.	31,923	6,721,069
Honeywell International, Inc.	32,843	6,355,449

		24,952,602

Information Technology-18.55%
Apple, Inc.	9,984	1,573,978

	Shares	Value
Information Technology-(continued)
Cisco Systems, Inc.	144,292	$7,067,422
Intel Corp.	193,378	8,429,347
International Business Machines Corp.	125,102	16,539,736
Microsoft Corp.	8,593	2,384,729
Visa, Inc., Class A(b)	10,207	2,175,418

		38,170,630

Materials-7.30%
Dow, Inc.	225,773	15,013,905

Total Common Stocks & Other Equity Interests (Cost $203,615,150)		205,359,068

Money Market Funds-0.05%
Invesco Government & Agency Portfolio, Institutional Class, 0.35%(c)(d) (Cost $109,718)	109,718	109,718

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.86% (Cost $203,724,868)		205,468,786

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-5.88%

Invesco Private Government Fund, 0.40%(c)(d)(e)	3,630,562	3,630,562

Invesco Private Prime Fund, 0.35%(c)(d)(e)	8,467,759	8,467,759

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $12,098,215)		12,098,321

TOTAL INVESTMENTS IN SECURITIES-105.74% (Cost $215,823,083)		217,567,107

OTHER ASSETS LESS LIABILITIES-(5.74)%		(11,807,989)

NET ASSETS-100.00%		$205,759,118

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2022.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2022.

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2022	Dividend Income
Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$36,023	$6,085,363	$(6,011,668)	$-	$-	$109,718	$165

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

Invesco Dow Jones Industrial Average Dividend ETF (DJD)–(continued)

April 30, 2022

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2022	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	$-	$11,778,144	$(8,147,582)	$-	$-	$3,630,562	$950	*

Invesco Private Prime Fund	-	27,041,974	(18,573,091)	106	(1,230)	8,467,759	2,159	*

Total	$36,023	$44,905,481	$(32,732,341)	$106	$(1,230)	$12,208,039	$3,274

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of April 30, 2022.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

Invesco Financial Preferred ETF (PGF)

April 30, 2022

Schedule of Investments(a)

	Shares	Value
Preferred Stocks-99.73%
Banks-57.96%
Bank of America Corp.
Series PP, Pfd., 4.13%(b)	759,075	$13,610,215
Series QQ, Pfd., 4.25%	848,826	15,134,568
Series NN, Pfd., 4.38%(b)	911,451	16,752,469
Series SS, Pfd., 4.75%(b)	226,355	4,488,620
Series LL, Pfd., 5.00%	1,072,253	22,667,428
Series KK, Pfd., 5.38%	1,087,787	24,453,452
Series HH, Pfd., 5.88%	626,039	15,325,435
Series GG, Pfd., 6.00%	1,047,385	26,205,573
Bank OZK, Series A, Pfd., 4.63%(b)	289,484	5,210,712
Citigroup, Inc.
Series K, Pfd., 6.88%(b)(c)	1,205,713	31,975,509
Series J, Pfd., 7.13%(b)(c)	768,915	20,068,681
Citizens Financial Group, Inc.
Series E, Pfd., 5.00%(b)	401,031	8,285,300
Series D, Pfd., 6.35%(c)	231,359	5,985,257
Fifth Third Bancorp
Series K, Pfd., 4.95%(b)	224,736	4,753,166
Series I, Pfd., 6.63%(b)(c)	355,644	9,207,623
First Citizens BancShares, Inc., Series A, Pfd., 5.38%(b)	284,928	6,684,411
First Republic Bank
Series M, Pfd., 4.00%	617,242	10,801,735
Series K, Pfd., 4.13%(b)	420,787	7,397,435
Series L, Pfd., 4.25%	613,275	10,953,091
Series N, Pfd., 4.50%	552,338	10,378,431
Series J, Pfd., 4.70%(b)	325,580	6,283,694
Series I, Pfd., 5.50%	247,476	5,731,544
Huntington Bancshares, Inc., Series H, Pfd., 4.50%(b)	421,164	7,892,613
JPMorgan Chase & Co.
Series MM, Pfd., 4.20%(b)	1,557,488	28,206,108
Series JJ, Pfd., 4.55%	1,155,222	21,937,666
Series LL, Pfd., 4.63%	1,401,957	27,169,927
Series GG, Pfd., 4.75%	674,641	13,668,227
Series DD, Pfd., 5.75%(b)	1,295,811	31,812,160
Series EE, Pfd., 6.00%	1,362,651	34,134,407
KeyCorp
Series G, Pfd., 5.63%	371,948	8,852,362
Series F, Pfd., 5.65%(b)	348,541	8,232,538
Series E, Pfd., 6.13%(b)(c)	406,115	10,847,332
M&T Bank Corp., Series H, Pfd., 5.63%(b)(c)	210,599	5,075,436
PNC Financial Services Group, Inc. (The), Series P, Pfd., 5.35% (3 mo. USD LIBOR + 4.07%)(b)(d)	1,232,824	30,956,211
Regions Financial Corp.
Series E, Pfd., 4.45%	337,588	6,312,896
Series C, Pfd., 5.70%(c)	409,455	9,929,284
Series B, Pfd., 6.38%(b)(c)	397,717	10,221,327
Signature Bank, Series A, Pfd., 5.00%	609,545	11,660,596
SVB Financial Group, Series A, Pfd., 5.25%	294,637	6,384,784
Synovus Financial Corp., Series E, Pfd., 5.88%(b)(c)	292,119	7,469,483
Texas Capital Bancshares, Inc., Series B, Pfd., 5.75%	244,373	5,417,749

	Shares	Value
Banks-(continued)
Truist Financial Corp.
Series R, Pfd., 4.75%	770,142	$15,641,584
Series O, Pfd., 5.25%(b)	463,745	10,689,322
U.S. Bancorp
Series L, Pfd., 3.75%(b)	444,412	7,581,669
Series M, Pfd., 4.00%(b)	647,856	11,499,444
Series O, Pfd., 4.50%	183,073	3,630,338
Series K, Pfd., 5.50%(b)	437,454	10,560,140
Washington Federal, Inc., Series A, Pfd., 4.88%(b)	247,705	4,743,551
Wells Fargo & Co.
Series DD, Pfd., 4.25%	989,361	17,531,477
Series CC, Pfd., 4.38%	805,429	14,562,156
Series AA, Pfd., 4.70%	885,055	17,081,561
Series Z, Pfd., 4.75%	1,518,583	29,536,439
Series Y, Pfd., 5.63%(b)	499,971	11,799,316
Series Q, Pfd., 5.85%(b)(c)	1,306,451	31,864,340
Series R, Pfd., 6.63%(b)(c)	636,520	16,708,650
Western Alliance Bancorporation, Series A, Pfd., 4.25%(b)(c)	248,252	5,454,096

		777,419,538

Capital Markets-15.21%
Apollo Asset Management, Inc.
Series A, Pfd., 6.38%(b)	226,983	5,645,067
Series B, Pfd., 6.38%(b)	77,259	1,968,559
Charles Schwab Corp. (The)
Series J, Pfd., 4.45%(b)	530,003	10,674,261
Series D, Pfd., 5.95%	586,839	14,800,080
Goldman Sachs Group, Inc. (The)
Series J, Pfd., 5.50%(c)	789,184	20,076,841
Series K, Pfd., 6.38%(b)(c)	553,241	14,162,970
Morgan Stanley
Series O, Pfd., 4.25%	877,040	15,663,934
Series L, Pfd., 4.88%(b)	411,394	8,487,058
Series K, Pfd., 5.85%(c)	798,070	20,135,306
Series I, Pfd., 6.38%(b)(c)	744,826	19,387,821
Series F, Pfd., 6.88%(c)	651,019	16,926,494
Series E, Pfd., 7.13%(b)(c)	682,553	17,835,110
Northern Trust Corp., Series E, Pfd., 4.70%(b)	332,220	7,541,394
State Street Corp.
Series G, Pfd., 5.35%(b)(c)	400,655	10,220,709
Series D, Pfd., 5.90%(b)(c)	627,929	15,823,811
Stifel Financial Corp., Series D, Pfd., 4.50%(b)	247,668	4,673,495

		204,022,910

Consumer Finance-5.28%
Capital One Financial Corp.
Series N, Pfd., 4.25%(b)	334,891	5,914,175
Series L, Pfd., 4.38%	522,007	9,484,867
Series J, Pfd., 4.80%(b)	956,326	18,963,945
Series I, Pfd., 5.00%(b)	1,134,675	23,578,546
Synchrony Financial, Series A, Pfd., 5.63%(b)	621,128	12,844,927

		70,786,460

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

Invesco Financial Preferred ETF (PGF)–(continued)

April 30, 2022

	Shares	Value
Diversified Financial Services-1.85%
Equitable Holdings, Inc.
Series C, Pfd., 4.30%(b)	233,778	$4,336,582
Series A, Pfd., 5.25%	658,396	14,326,697
Voya Financial, Inc., Series B, Pfd., 5.35%(b)(c)	248,096	6,115,566

		24,778,845

Insurance-18.22%
Allstate Corp. (The)
Series I, Pfd., 4.75%(b)	251,440	5,458,762
Series H, Pfd., 5.10%	938,526	20,957,286
Series G, Pfd., 5.63%	456,917	11,171,621
American Equity Investment Life Holding Co.
Series A, Pfd., 5.95%(c)	346,157	8,546,616
Series B, Pfd., 6.63%(b)(c)	218,771	5,663,981
American International Group, Inc., Series A, Pfd., 5.85%	412,145	10,200,589
Arch Capital Group Ltd.
Series G, Pfd., 4.55%(b)	438,950	8,467,345
Series F, Pfd., 5.45%(b)	256,437	5,808,298
Aspen Insurance Holdings Ltd.
Pfd., 5.63% (Bermuda)(b)	216,625	5,045,196
Pfd., 5.63% (Bermuda)(b)	219,620	5,084,203
Pfd., 5.95% (Bermuda)(c)	212,669	5,208,264
Athene Holding Ltd.
Series D, Pfd., 4.88%	493,407	9,838,536
Series B, Pfd., 5.63%(b)	278,963	6,346,408
Series A, Pfd., 6.35%(c)	702,060	17,867,427
Series C, Pfd., 6.38%(c)	472,534	12,465,447
AXIS Capital Holdings Ltd., Series E, Pfd., 5.50%(b)	454,001	10,146,922
Brighthouse Financial, Inc.
Series D, Pfd., 4.63%(b)	254,215	4,438,594
Series C, Pfd., 5.38%	473,195	10,131,105
Series A, Pfd., 6.60%(b)	375,462	9,469,152
Series B, Pfd., 6.75%(b)	325,190	8,324,864
Enstar Group Ltd., Series D, Pfd., 7.00%(c)	332,367	8,541,832

Investment Abbreviations:

LIBOR -London Interbank Offered Rate

Pfd.      -Preferred

USD     -U.S. Dollar

	Shares	Value
Insurance-(continued)
Hartford Financial Services Group, Inc. (The), Series G, Pfd., 6.00%(b)	287,009	$7,427,793
MetLife, Inc.
Series F, Pfd., 4.75%(b)	838,309	18,887,102
Series E, Pfd., 5.63%	630,181	16,038,106
RenaissanceRe Holdings Ltd.
Series G, Pfd., 4.20% (Bermuda)(b)	437,709	8,220,175
Series F, Pfd., 5.75% (Bermuda)(b)	192,767	4,637,974

		244,393,598

Thrifts & Mortgage Finance-0.82%
New York Community Bancorp, Inc., Series A, Pfd., 6.38%(c)	430,519	11,072,949

Trading Companies & Distributors-0.39%
Air Lease Corp., Series A, Pfd., 6.15%(c)	209,785	5,244,625

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.73% (Cost $1,572,458,293)		1,337,718,925

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-1.88%

Invesco Private Government Fund, 0.40%(e)(f)(g)	7,543,720	7,543,720

Invesco Private Prime Fund, 0.35%(e)(f)(g)	17,575,099	17,575,099

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $25,116,252)		25,118,819

TOTAL INVESTMENTS IN SECURITIES-101.61% (Cost $1,597,574,545)		1,362,837,744

OTHER ASSETS LESS LIABILITIES-(1.61)%		(21,529,457)

NET ASSETS-100.00%		$1,341,308,287

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Invesco Financial Preferred ETF (PGF)–(continued)

April 30, 2022

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2022.
(c)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on April 30, 2022.
(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2022.

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$11,481,962	$294,895,403	$(306,377,365)	$-	$-	$-	$2,535

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	27,670,665	76,705,814	(96,832,759)	-	-	7,543,720	8,332	*

Invesco Private Prime Fund	41,510,348	166,773,738	(190,694,771)	2,567	(16,783)	17,575,099	46,384	*

Total	$80,662,975	$538,374,955	$(593,904,895)	$2,567	$(16,783)	$25,118,819	$57,251

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of April 30, 2022.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Invesco High Yield Equity Dividend AchieversTM ETF (PEY)

April 30, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.94%
Banks-9.06%
Huntington Bancshares, Inc.	1,439,552	$18,930,109
Northwest Bancshares, Inc.	2,312,816	29,326,507
Premier Financial Corp.	676,311	17,949,294
United Bankshares, Inc.(b)	602,637	20,043,706
WesBanco, Inc.(b)	566,611	18,267,539

		104,517,155

Biotechnology-1.63%
Amgen, Inc.	80,698	18,817,967

Capital Markets-1.56%
Franklin Resources, Inc.(b)	732,780	18,019,060

Chemicals-2.47%
LyondellBasell Industries N.V., Class A	269,178	28,540,943

Commercial Services & Supplies-2.84%
Healthcare Services Group, Inc.(b)	1,917,901	32,776,928

Construction & Engineering-1.53%
MDU Resources Group, Inc.	683,835	17,615,590

Containers & Packaging-1.61%
Sonoco Products Co.	299,238	18,525,825

Diversified Telecommunication Services-2.03%
Verizon Communications, Inc.	504,410	23,354,183

Electric Utilities-13.19%
ALLETE, Inc.	367,491	21,806,916
Duke Energy Corp.	222,871	24,551,469
Edison International	382,981	26,345,263
OGE Energy Corp.(b)	660,508	25,548,449
Pinnacle West Capital Corp.	383,860	27,330,832
Southern Co. (The)	360,699	26,471,700

		152,054,629

Food & Staples Retailing-1.88%
Walgreens Boots Alliance, Inc.	512,597	21,734,113

Food Products-1.93%
Kellogg Co.(b)	325,221	22,277,638

Gas Utilities-5.38%
Northwest Natural Holding Co.	407,843	19,507,131
Spire, Inc.(b)	335,319	24,394,457
UGI Corp.(b)	529,418	18,159,037

		62,060,625

Health Care Providers & Services-3.63%
Cardinal Health, Inc.	384,755	22,335,028
National HealthCare Corp.(b)	286,047	19,468,359

		41,803,387

Household Durables-2.14%
Leggett & Platt, Inc.(b)	691,970	24,654,891

Household Products-3.40%
Clorox Co. (The)	123,806	17,762,447
Kimberly-Clark Corp.	154,282	21,418,970

		39,181,417

Industrial Conglomerates-1.92%
3M Co.(b)	153,809	22,182,334

	Shares	Value
Insurance-10.87%
Fidelity National Financial, Inc.	393,969	$15,687,845
Mercury General Corp.(b)	479,796	24,196,112
Old Republic International Corp.	726,386	15,987,756
Principal Financial Group, Inc.(b)	289,462	19,723,941
Prudential Financial, Inc.	213,761	23,195,206
Unum Group	871,284	26,591,588

		125,382,448

IT Services-2.81%
International Business Machines Corp.	244,922	32,381,138

Multi-Utilities-5.59%
Avista Corp.(b)	491,362	19,934,556
Consolidated Edison, Inc.	242,672	22,505,401
NorthWestern Corp.(b)	388,604	22,029,961

		64,469,918

Oil, Gas & Consumable Fuels-4.45%
Chevron Corp.	150,331	23,552,358
Exxon Mobil Corp.	326,161	27,805,225

		51,357,583

Personal Products-1.50%
Nu Skin Enterprises, Inc., Class A(b)	406,147	17,318,108

Pharmaceuticals-3.70%
Merck & Co., Inc.	255,021	22,617,813
Pfizer, Inc.	408,359	20,038,176

		42,655,989

Real Estate Management & Development-2.06%
Kennedy-Wilson Holdings, Inc.(b)	1,052,344	23,730,357

Textiles, Apparel & Luxury Goods-1.51%
VF Corp.(b)	335,399	17,440,748

Tobacco-9.13%
Altria Group, Inc.	766,922	42,617,855
Philip Morris International, Inc.	274,918	27,491,800
Universal Corp.(b)	608,796	35,218,849

		105,328,504

Wireless Telecommunication Services-2.12%
Telephone & Data Systems, Inc.(b)	1,332,801	24,416,914

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.94% (Cost $1,105,345,264)		1,152,598,392

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-9.30%
Invesco Private Government Fund, 0.40%(c)(d)(e)	32,170,853	32,170,853

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Invesco High Yield Equity Dividend AchieversTM ETF (PEY)–(continued)

April 30, 2022

	Shares	Value
Money Market Funds-(continued)

Invesco Private Prime Fund, 0.35%(c)(d)(e)	75,046,247	$75,046,247

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $107,213,742)		107,217,100

TOTAL INVESTMENTS IN SECURITIES-109.24% (Cost $1,212,559,006)		1,259,815,492

OTHER ASSETS LESS LIABILITIES-(9.24)%		(106,560,385)

NET ASSETS-100.00%		$1,153,255,107

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2022.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2022.

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$36,452,583	$(36,452,583)	$-	$-	$-	$673

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	7,776,139	220,963,595	(196,568,881)	-	-	32,170,853	15,139	*

Invesco Private Prime Fund	11,664,209	457,160,838	(393,767,827)	3,358	(14,331)	75,046,247	46,964	*

Total	$19,440,348	$714,577,016	$(626,789,291)	$3,358	$(14,331)	$107,217,100	$62,776

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of April 30, 2022.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Invesco International Dividend AchieversTM ETF (PID)

April 30, 2022

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.90%
Australia-3.70%
Rio Tinto PLC, ADR(a)	403,886	$28,724,372

Brazil-4.44%
Banco Santander Brasil S.A., ADR(a)	5,410,610	34,465,586

Canada-53.93%
Agnico Eagle Mines Ltd.	347,695	20,246,280
Algonquin Power & Utilities Corp.(a)	1,944,857	28,103,184
BCE, Inc.(a)	604,562	32,144,561
Brookfield Asset Management, Inc., Class A(a)	108,268	5,398,242
Brookfield Infrastructure Partners L.P.	359,783	22,461,253
Brookfield Renewable Partners L.P.	583,461	20,537,827
Canadian Imperial Bank of Commerce(a)	182,146	20,136,240
Canadian National Railway Co.(a)	78,081	9,183,887
Canadian Natural Resources Ltd.	312,147	19,312,535
Canadian Pacific Railway Ltd.(a)	74,671	5,467,411
Enbridge, Inc.	735,579	32,100,667
FirstService Corp.	21,922	2,737,839
Fortis, Inc.	484,648	23,578,125
Franco-Nevada Corp.	32,795	4,957,292
Imperial Oil Ltd.	250,371	12,553,602
Magna International, Inc.	193,351	11,653,265
Open Text Corp.	273,236	10,943,102
Restaurant Brands International, Inc.(a)	413,689	23,617,505
Ritchie Bros. Auctioneers, Inc.(a)	216,532	11,928,748
Royal Bank of Canada	177,804	17,963,538
Stantec, Inc.	129,268	5,932,108
TC Energy Corp.(a)	584,293	30,909,100
TELUS Corp.(a)	974,478	24,371,695
TFI International, Inc.	53,943	4,341,333
Toronto-Dominion Bank (The)	243,378	17,581,627

		418,160,966

France-2.89%
Sanofi, ADR	428,963	22,413,317

Germany-3.34%
Fresenius Medical Care AG & Co. KGaA, ADR	480,747	14,869,505
SAP SE, ADR	109,272	11,014,617

		25,884,122

India-1.53%
Infosys Ltd., ADR(a)	489,391	9,724,199
Reliance Industries Ltd., GDR(a)(b)	29,096	2,112,370

		11,836,569

Ireland-1.81%
CRH PLC, ADR(a)	354,670	14,037,839

Japan-3.65%
Sony Group Corp., ADR	31,096	2,675,811
Sumitomo Mitsui Financial Group, Inc., ADR(a)	4,280,081	25,637,685

		28,313,496

Investment Abbreviations:

ADR-American Depositary Receipt

GDR-Global Depositary Receipt

	Shares	Value
Mexico-1.85%
America Movil S.A.B. de C.V., Class L, ADR(a)	739,385	$14,366,250

Spain-3.67%
Atlantica Sustainable Infrastructure PLC(a)	920,577	28,445,829

Switzerland-3.78%
Logitech International S.A., Class R(a)	103,770	6,776,181
Novartis AG, ADR	255,895	22,526,437

		29,302,618

Taiwan-1.94%
Silicon Motion Technology Corp., ADR	197,930	15,028,825

United Kingdom-10.87%
Diageo PLC, ADR(a)	61,512	12,221,204
Linde PLC	30,183	9,415,889
National Grid PLC, ADR(a)	368,407	27,321,063
RELX PLC, ADR	438,601	12,916,800
Unilever PLC, ADR(a)	484,917	22,432,260

		84,307,216

United States-2.50%
Amdocs Ltd.	142,107	11,324,507
Willis Towers Watson PLC(a)	37,348	8,024,591

		19,349,098

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.90% (Cost $722,446,542)		774,636,103

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-26.91%

Invesco Private Government Fund, 0.40%(c)(d)(e)	62,607,584	62,607,584

Invesco Private Prime Fund, 0.35%(c)(d)(e)	146,030,600	146,030,600

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $208,623,766)		208,638,184

TOTAL INVESTMENTS IN SECURITIES-126.81% (Cost $931,070,308)		983,274,287

OTHER ASSETS LESS LIABILITIES-(26.81)%		(207,854,227)

NET ASSETS-100.00%		$775,420,060

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Invesco International Dividend AchieversTM ETF (PID)–(continued)

April 30, 2022

Notes to Schedule of Investments:

(a)	All or a portion of this security was out on loan at April 30, 2022.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at April 30, 2022 represented less than 1% of the Fund’s Net Assets.

(c)

Affiliated issuer. The issuer is affiliated by having an investment adviser that is under common control of Invesco Ltd. and/or the Investment Company Act of 1940, as amended (the “1940 Act”), defines “affiliated person” to include an issuer of which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2022.

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$27,666,040	$(27,666,040)	$-	$-	$-	$303

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	21,104,517	561,545,107	(520,042,040)	-	-	62,607,584	39,212	*

Invesco Private Prime Fund	31,790,276	974,957,007	(860,665,799)	14,418	(65,302)	146,030,600	137,120	*

Investments in Other Affiliates:

Cia Paranaense de Energia**	19,434,900	17,330,405	(44,999,251)	4,081,233	4,152,713	-	2,046,674

Total	$72,329,693	$1,581,498,559	$(1,453,373,130)	$4,095,651	$4,087,411	$208,638,184	$2,223,309

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

**	As of April 30, 2022, this security was not considered as an affiliate of the Fund.

(d)	The rate shown is the 7-day SEC standardized yield as of April 30, 2022.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

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35

Statements of Assets and Liabilities

April 30, 2022

	Invesco BuyBack AchieversTM ETF (PKW)	Invesco Dividend AchieversTM ETF (PFM)	Invesco Dow Jones Industrial Average Dividend ETF (DJD)	Invesco Financial Preferred ETF (PGF)
Assets:
Unaffiliated investments in securities, at value(a)	$1,352,218,473	$704,241,353	$205,359,068	$1,337,718,925
Affiliated investments in securities, at value	149,093,237	15,501,133	12,208,039	25,118,819
Foreign currencies, at value	-	-	-	-
Deposits with brokers:
Cash segregated as collateral	-	-	-	-
Receivable for:
Dividends	878,972	734,773	298,163	5,122,939
Securities lending	66,830	2,350	314	136,477
Investments sold	7,597,051	53,803	-	5,478,768
Investments sold - affiliated broker	22,092,748	-	-	-
Fund shares sold	-	3,413,609	2,241,397	-
Foreign tax reclaims	-	-	-	-

Total assets	1,531,947,311	723,947,021	220,106,981	1,373,575,928

Liabilities:
Due to custodian	80	-	-	3,267,291
Payable for:
Investments purchased	526,258	3,361,151	2,237,932	-
Investments purchased - affiliated broker	23,677,416	-	-	-
Collateral upon return of securities loaned	147,472,744	15,125,122	12,098,215	25,116,252
Collateral upon receipt of securities in-kind	-	-	-	-
Fund shares repurchased	5,916,936	-	-	2,342,244
Accrued unitary management fees	-	-	11,716	-
Accrued advisory fees	601,117	240,907	-	582,282
Accrued trustees’ and officer’s fees	195,979	87,847	-	277,162
Accrued expenses	1,109,457	481,438	-	682,410

Total liabilities	179,499,987	19,296,465	14,347,863	32,267,641

Net Assets	$1,352,447,324	$704,650,556	$205,759,118	$1,341,308,287

Net assets consist of:
Shares of beneficial interest	$1,959,495,619	$606,494,237	$210,645,935	$1,627,133,923
Distributable earnings (loss)	(607,048,295)	98,156,319	(4,886,817)	(285,825,636)

Net Assets	$1,352,447,324	$704,650,556	$205,759,118	$1,341,308,287

Shares outstanding (unlimited amount authorized, $0.01 par value)	16,000,000	19,170,000	4,590,000	85,900,000
Net asset value	$84.53	$36.76	$44.83	$15.61

Market price	$84.50	$36.78	$44.82	$15.55

Unaffiliated investments in securities, at cost	$1,460,833,572	$585,643,882	$203,615,150	$1,572,458,293

Affiliated investments in securities, at cost	$149,085,815	$15,501,132	$12,207,933	$25,116,252

Foreign currencies, at cost	$-	$-	$-	$-

(a) Includes securities on loan with an aggregate value of:	$139,403,884	$14,419,593	$11,582,406	$24,274,679

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Invesco High Yield Equity Dividend AchieversTM ETF (PEY)	Invesco International Dividend AchieversTM ETF (PID)

$1,152,598,392	$774,636,103
107,217,100	208,638,184
-	513,988

-	93,149

2,113,393	1,443,803
8,896	263,728
-	-
-	-
4,098,295	4,370,064
-	531,812

1,266,036,076	990,490,831

246,141	1,027,179

4,097,694	4,369,055
-	-
107,213,742	208,623,766
-	93,149
-	-
-	-
388,062	261,739
115,048	171,444
720,282	524,439

112,780,969	215,070,771

$1,153,255,107	$775,420,060

$1,300,876,209	$1,144,050,402
(147,621,102)	(368,630,342)

$1,153,255,107	$775,420,060

54,880,000	42,190,000
$21.01	$18.38

$21.03	$18.40

$1,105,345,264	$722,446,542

$107,213,742	$208,623,766

$-	$514,026

$101,622,934	$199,736,481

37

Statements of Operations

For the year ended April 30, 2022

	Invesco BuyBack AchieversTM ETF (PKW)	Invesco Dividend AchieversTM ETF (PFM)	Invesco Dow Jones Industrial Average Dividend ETF (DJD)	Invesco Financial Preferred ETF (PGF)	Invesco High Yield Equity Dividend AchieversTM ETF (PEY)	Invesco International Dividend AchieversTM ETF (PID)
Investment income:
Unaffiliated dividend income	$23,075,914	$15,850,681	$5,475,533	$90,165,675	$46,426,576	$21,075,367
Affiliated dividend income	1,140	506	165	2,535	673	2,046,977
Securities lending income	576,998	13,514	1,652	897,208	37,743	783,284
Foreign withholding tax	(29,889)	(1,374)	-	-	-	(2,608,640)

Total investment income	23,624,163	15,863,327	5,477,350	91,065,418	46,464,992	21,296,988

Expenses:
Unitary management fees	-	-	123,369	-	-	-
Advisory fees	8,203,371	2,734,327	-	8,632,729	4,054,213	2,567,602
Sub-licensing fees	1,640,662	683,575	-	820,442	1,013,544	641,895
Accounting & administration fees	69,632	46,301	-	135,064	61,574	48,830
Custodian & transfer agent fees	8,722	7,721	-	18,428	9,975	17,147
Trustees’ and officer’s fees	37,281	19,982	-	43,871	24,739	25,116
Tax expenses	-	-	-	-	-	5,441
Other expenses	112,974	74,172	-	143,487	95,223	99,560

Total expenses	10,072,642	3,566,078	123,369	9,794,021	5,259,268	3,405,591

Less: Waivers	(9,760)	(1,163)	(17)	(89)	(85)	(30)

Net expenses	10,062,882	3,564,915	123,352	9,793,932	5,259,183	3,405,561

Net investment income	13,561,281	12,298,412	5,353,998	81,271,486	41,205,809	17,891,427

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:

Unaffiliated investment securities	(114,766,722)	(3,051,315)	(905,025)	(13,229,279)	(19,366,416)	11,273,967

Affiliated investment securities	(47,451)	(2,650)	(1,230)	(16,783)	(14,331)	4,087,411

In-kind redemptions	421,758,788	34,107,428	13,165,462	784,034	99,160,795	49,375,918

Foreign currencies	-	-	-	-	-	1,552

Net realized gain (loss)	306,944,615	31,053,463	12,259,207	(12,462,028)	79,780,048	64,738,848

Change in net unrealized appreciation (depreciation) of:

Unaffiliated investment securities	(360,856,338)	(16,226,428)	(7,855,372)	(285,773,676)	(69,369,448)	(28,964,574)

Affiliated investment securities	7,421	1	106	2,567	3,358	14,418

Foreign currencies	-	-	-	-	-	(2,215)

Change in net unrealized appreciation (depreciation)	(360,848,917)	(16,226,427)	(7,855,266)	(285,771,109)	(69,366,090)	(28,952,371)

Net realized and unrealized gain (loss)	(53,904,302)	14,827,036	4,403,941	(298,233,137)	10,413,958	35,786,477

Net increase (decrease) in net assets resulting from operations	$(40,343,021)	$27,125,448	$9,757,939	$(216,961,651)	$51,619,767	$53,677,904

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

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39

Statements of Changes in Net Assets

For the years ended April 30, 2022 and 2021

	Invesco BuyBack AchieversTM ETF (PKW)		Invesco Dividend AchieversTM ETF (PFM)
	2022	2021	2022	2021
Operations:
Net investment income	$13,561,281	$11,596,604	$12,298,412	$8,817,015
Net realized gain (loss)	306,944,615	64,384,508	31,053,463	39,585,321
Change in net unrealized appreciation (depreciation)	(360,848,917)	385,148,180	(16,226,427)	82,105,736

Net increase (decrease) in net assets resulting from operations	(40,343,021)	461,129,292	27,125,448	130,508,072

Distributions to Shareholders from:
Distributable earnings	(13,422,838)	(12,637,498)	(13,107,685)	(8,438,801)

Shareholder Transactions:
Proceeds from shares sold	2,252,237,604	1,106,271,086	150,154,995	294,790,443
Value of shares repurchased	(2,690,143,843)	(428,974,237)	(74,476,740)	(108,684,883)

Net increase (decrease) in net assets resulting from share transactions	(437,906,239)	677,296,849	75,678,255	186,105,560

Net increase (decrease) in net assets	(491,672,098)	1,125,788,643	89,696,018	308,174,831

Net assets:
Beginning of year	1,844,119,422	718,330,779	614,954,538	306,779,707

End of year	$1,352,447,324	$1,844,119,422	$704,650,556	$614,954,538

Changes in Shares Outstanding:
Shares sold	24,680,000	14,260,000	3,980,000	9,080,000
Shares repurchased	(29,720,000)	(6,420,000)	(1,940,000)	(3,200,000)
Shares outstanding, beginning of year	21,040,000	13,200,000	17,130,000	11,250,000

Shares outstanding, end of year	16,000,000	21,040,000	19,170,000	17,130,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Invesco Dow Jones Industrial Average Dividend ETF (DJD)		Invesco Financial Preferred ETF (PGF)		Invesco High Yield Equity Dividend AchieversTM ETF (PEY)		Invesco International Dividend AchieversTM ETF (PID)
2022	2021	2022	2021	2022	2021	2022	2021

$5,353,998	$3,633,393	$81,271,486	$83,498,049	$41,205,809	$29,950,694	$17,891,427	$16,493,227
12,259,207	11,978,545	(12,462,028)	4,291,586	79,780,048	379,145	64,738,848	15,915,337
(7,855,266)	16,731,202	(285,771,109)	62,606,987	(69,366,090)	273,929,888	(28,952,371)	169,048,065

9,757,939	32,343,140	(216,961,651)	150,396,622	51,619,767	304,259,727	53,677,904	201,456,629

(5,064,485)	(3,862,239)	(81,068,351)	(82,544,541)	(40,404,752)	(32,331,907)	(21,523,716)	(18,541,664)

95,391,520	152,412,394	77,281,439	502,248,151	584,935,091	347,215,806	360,195,991	76,561,774
(49,084,102)	(142,243,228)	(265,030,321)	(205,602,674)	(372,374,068)	(320,602,135)	(196,500,293)	(190,158,904)

46,307,418	10,169,166	(187,748,882)	296,645,477	212,561,023	26,613,671	163,695,698	(113,597,130)

51,000,872	38,650,067	(485,778,884)	364,497,558	223,776,038	298,541,491	195,849,886	69,317,835

154,758,246	116,108,179	1,827,087,171	1,462,589,613	929,479,069	630,937,578	579,570,174	510,252,339

$205,759,118	$154,758,246	$1,341,308,287	$1,827,087,171	$1,153,255,107	$929,479,069	$775,420,060	$579,570,174

2,120,000	3,920,000	4,150,000	26,550,000	27,460,000	17,700,000	19,000,000	4,560,000
(1,090,000)	(3,860,000)	(14,950,000)	(10,900,000)	(17,580,000)	(17,100,000)	(10,350,000)	(13,120,000)
3,560,000	3,500,000	96,700,000	81,050,000	45,000,000	44,400,000	33,540,000	42,100,000

4,590,000	3,560,000	85,900,000	96,700,000	54,880,000	45,000,000	42,190,000	33,540,000

41

Financial Highlights

Invesco BuyBack AchieversTM ETF (PKW)

	Years Ended April 30,
	2022	2021	2020	2019	2018
Per Share Operating Performance:
Net asset value at beginning of year	$87.65	$54.42	$63.60	$56.93	$52.20

Net investment income(a)	0.76	0.88	1.01	0.73	0.55
Net realized and unrealized gain (loss) on investments	(3.16)	33.35	(9.13)	6.67	4.64

Total from investment operations	(2.40)	34.23	(8.12)	7.40	5.19

Distributions to shareholders from:
Net investment income	(0.72)	(1.00)	(1.06)	(0.73)	(0.46)

Net asset value at end of year	$84.53	$87.65	$54.42	$63.60	$56.93

Market price at end of year(b)	$84.50	$87.72	$54.45	$63.62	$56.95

Net Asset Value Total Return(c)	(2.79)%	63.54%	(12.81)%	13.16%	9.95%
Market Price Total Return(c)	(2.90)%	63.58%	(12.79)%	13.16%	10.02%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,352,447	$1,844,119	$718,331	$1,313,404	$1,312,224
Ratio to average net assets of:
Expenses	0.61%	0.64%	0.62%	0.62%	0.63%
Net investment income	0.83%	1.27%	1.60%	1.25%	0.99%
Portfolio turnover rate(d)	80%	93%	56%	76%	66%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco Dividend AchieversTM ETF (PFM)

	Years Ended April 30,
	2022	2021	2020	2019	2018
Per Share Operating Performance:
Net asset value at beginning of year	$35.90	$27.27	$28.52	$25.22	$23.96

Net investment income(a)	0.68	0.62	0.61	0.59	0.54
Net realized and unrealized gain (loss) on investments	0.90	8.61	(1.20)	3.29	1.24

Total from investment operations	1.58	9.23	(0.59)	3.88	1.78

Distributions to shareholders from:
Net investment income	(0.72)	(0.60)	(0.66)	(0.58)	(0.52)

Net asset value at end of year	$36.76	$35.90	$27.27	$28.52	$25.22

Market price at end of year(b)	$36.78	$35.90	$27.31	$28.52	$25.24

Net Asset Value Total Return(c)	4.40%	34.21%	(2.04)%	15.63%	7.42%
Market Price Total Return(c)	4.46%	34.02%	(1.89)%	15.53%	7.37%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$704,651	$614,955	$306,780	$299,475	$285,010
Ratio to average net assets of:
Expenses	0.52%	0.53%	0.53%	0.54%	0.55%
Net investment income	1.80%	1.97%	2.13%	2.22%	2.15%
Portfolio turnover rate(d)	12%	28%	20%	13%	5%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Financial Highlights–(continued)

Invesco Dow Jones Industrial Average Dividend ETF (DJD)

						Eight Months Ended		Year Ended
	Years Ended April 30,					April 30,		August 31,
	2022	2021	2020		2019	2018		2017

Per Share Operating Performance:
Net asset value at beginning of period	$43.47	$33.17	$36.98		$33.32	$31.07		$27.55

Net investment income(a)	1.36	1.27	1.10		0.91	0.49		0.83
Net realized and unrealized gain (loss) on investments	1.29	10.40	(3.80)		3.74	2.37		3.55

Total from investment operations	2.65	11.67	(2.70)		4.65	2.86		4.38

Distributions to shareholders from:
Net investment income	(1.29)	(1.37)	(1.11)		(0.99)	(0.53)		(0.86)
Net realized gains	-	-	-		-	(0.08)		-

Total distributions	(1.29)	(1.37)	(1.11)		(0.99)	(0.61)		(0.86)

Net asset value at end of period	$44.83	$43.47	$33.17		$36.98	$33.32		$31.07

Market price at end of period	$44.82 (b)	$43.52 (b)	$33.21	(b)	$37.02 (b)	$33.35	(b)	$31.10

Net Asset Value Total Return(c)	6.19%	36.03%	(7.33)%		14.24%	9.23%		16.13%
Market Price Total Return(c)	6.04%	36.03%	(7.32)%		14.25%	9.22%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$205,759	$154,758	$116,108		$73,967	$14,994		$10,875
Ratio to average net assets of:
Expenses, after Waivers	0.07%	0.07%	0.08	%(d)	0.09%	0.30	%(e)	0.30%
Expenses, prior to Waivers	0.07%	0.07%	0.08	%(d)	0.10%	0.30	%(e)	0.30%
Net investment income	3.04%	3.43%	3.04	%(d)	2.62%	2.25	%(e)	2.80%
Portfolio turnover rate(f)	15%	50%	14%		20%	19%		3%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Financial Highlights–(continued)

Invesco Financial Preferred ETF (PGF)

	Years Ended April 30,
	2022	2021	2020	2019	2018
Per Share Operating Performance:
Net asset value at beginning of year	$18.89	$18.05	$18.33	$18.32	$18.87

Net investment income(a)	0.87	0.94	0.94	0.97	0.99
Net realized and unrealized gain (loss) on investments	(3.28)	0.82	(0.27)	0.05	(0.53)

Total from investment operations	(2.41)	1.76	0.67	1.02	0.46

Distributions to shareholders from:
Net investment income	(0.87)	(0.92)	(0.95)	(1.01)	(1.01)

Net asset value at end of year	$15.61	$18.89	$18.05	$18.33	$18.32

Market price at end of year(b)	$15.55	$18.96	$18.07	$18.35	$18.31

Net Asset Value Total Return(c)	(13.34)%	9.94%	3.78%	5.79%	2.43%
Market Price Total Return(c)	(13.99)%	10.22%	3.77%	5.97%	2.37%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,341,308	$1,827,087	$1,462,590	$1,385,773	$1,565,028
Ratio to average net assets of:
Expenses	0.57%	0.62%	0.61%	0.62%	0.63%
Net investment income	4.71%	5.02%	5.10%	5.35%	5.26%
Portfolio turnover rate(d)	23%	23%	31%	21%	5%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco High Yield Equity Dividend AchieversTM ETF (PEY)

	Years Ended April 30,
	2022	2021	2020	2019	2018
Per Share Operating Performance:
Net asset value at beginning of year	$20.66	$14.21	$18.25	$17.12	$17.01

Net investment income(a)	0.85	0.69	0.75	0.63	0.62
Net realized and unrealized gain (loss) on investments	0.33	6.51	(4.03)	1.17	0.14

Total from investment operations	1.18	7.20	(3.28)	1.80	0.76

Distributions to shareholders from:
Net investment income	(0.83)	(0.75)	(0.76)	(0.67)	(0.65)

Net asset value at end of year	$21.01	$20.66	$14.21	$18.25	$17.12

Market price at end of year(b)	$21.03	$20.65	$14.24	$18.26	$17.12

Net Asset Value Total Return(c)	5.87%	52.20%	(18.57)%	10.79%	4.48%
Market Price Total Return(c)	6.01%	51.80%	(18.44)%	10.86%	4.42%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,153,255	$929,479	$630,938	$834,224	$763,400
Ratio to average net assets of:
Expenses	0.52%	0.53%	0.52%	0.53%	0.54%
Net investment income	4.07%	4.20%	4.30%	3.58%	3.63%
Portfolio turnover rate(d)	49%	74%	51%	50%	38%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Financial Highlights–(continued)

Invesco International Dividend AchieversTM ETF (PID)

	Years Ended April 30,
	2022	2021	2020	2019	2018
Per Share Operating Performance:
Net asset value at beginning of year	$17.28	$12.12	$16.44	$15.92	$15.09

Net investment income(a)	0.51	0.45	0.61	0.58	0.56
Net realized and unrealized gain (loss) on investments	1.21	5.21	(4.20)	0.48	0.87

Total from investment operations	1.72	5.66	(3.59)	1.06	1.43

Distributions to shareholders from:
Net investment income	(0.62)	(0.50)	(0.73)	(0.54)	(0.60)

Net asset value at end of year	$18.38	$17.28	$12.12	$16.44	$15.92

Market price at end of year(b)	$18.40	$17.25	$12.07	$16.45	$15.91

Net Asset Value Total Return(c)	10.11%	47.87%	(22.71)%	6.99%	9.57%
Market Price Total Return(c)	10.43%	48.23%	(23.07)%	7.13%	9.50%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$775,420	$579,570	$510,252	$766,283	$862,878
Ratio to average net assets of:
Expenses	0.53%	0.56%	0.53%	0.54%	0.55%
Net investment income	2.79%	3.18%	3.92%	3.70%	3.52%
Portfolio turnover rate(d)	44%	69%	45%	47%	55%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

Notes to Financial Statements

Invesco Exchange-Traded Fund Trust

April 30, 2022

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust (the “Trust”) was organized as a Massachusetts business trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name

Invesco BuyBack AchieversTM ETF (PKW)	“BuyBack AchieversTM ETF”

Invesco Dividend AchieversTM ETF (PFM)	“Dividend AchieversTM ETF”

Invesco Dow Jones Industrial Average Dividend ETF (DJD)	“Dow Jones Industrial Average Dividend ETF”

Invesco Financial Preferred ETF (PGF)	“Financial Preferred ETF”

Invesco High Yield Equity Dividend AchieversTM ETF (PEY)	“High Yield Equity Dividend AchieversTM ETF”

Invesco International Dividend AchieversTM ETF (PID)	“International Dividend AchieversTM ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on The Nasdaq Stock Market, except for Shares of Dow Jones Industrial Average Dividend ETF and Financial Preferred ETF, which are listed and traded on NYSE Arca, Inc.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index

BuyBack AchieversTM ETF	NASDAQ US BuyBack AchieversTM Index

Dividend AchieversTM ETF	NASDAQ US Broad Dividend AchieversTM Index

Dow Jones Industrial Average Dividend ETF	Dow Jones Industrial Average Yield Weighted

Financial Preferred ETF	ICE Exchange-Listed Fixed Rate Financial Preferred Securities Index

High Yield Equity Dividend AchieversTM ETF	NASDAQ US Dividend AchieversTM 50 Index

International Dividend AchieversTM ETF	NASDAQ International Dividend AchieversTM Index

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter (“OTC”) market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts may be valued up to 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

46

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible debt securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, a Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of

47

withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to a Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of a Fund’s NAV and, accordingly, they reduce a Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

C.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders - Each Fund (except for Financial Preferred ETF and High Yield Equity Dividend Achievers™ ETF, which declare and pay dividends from net investment income, if any, monthly) declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

E.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Each Fund (except for Dow Jones Industrial Average Dividend ETF) is responsible for all of its expenses, including, but not limited to, the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees related to its respective Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”), or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees, and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).

Dow Jones Industrial Average Dividend ETF has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Fund, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses,

48

including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).

Expenses of the Trust that are excluded from a Fund’s unitary management fee (if applicable) and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from a Fund’s unitary management fee (if applicable) and are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

On September 14, 2021, the Board of Trustees appointed Invesco Advisers, Inc. (“Invesco”), an affiliate of the Adviser, to serve as an affiliated securities lending agent for each Fund participating in the securities lending program. The Bank of New York Mellon (“BNYM”) also continues to serve as a lending agent. Prior to September 14, 2021, BNYM served as the sole securities lending agent for each Fund under the securities lending program. To the extent a Fund utilizes Invesco as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the period September 14, 2021 through April 30, 2022, each Fund had affiliated securities lending transactions with Invesco. Fees paid to Invesco for securities lending agent services, which are included in Securities lending income on the Statements of Operations, were incurred by each Fund as listed below:

49

Amount

BuyBack AchieversTM ETF	$9,108

Dividend AchieversTM ETF	913

Dow Jones Industrial Average Dividend ETF	188

Financial Preferred ETF	18,617

High Yield Equity Dividend AchieversTM ETF	1,690

International Dividend AchieversTM ETF	33,178

J.	Other Risks

ADR and GDR Risk. Certain Funds may invest in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing the underlying foreign securities directly in their national markets and currencies. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares. ADRs and GDRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Moreover, ADRs and GDRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.

Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes or could experience extended market closures or trading halts, may increase this risk.

Dividend Paying Security Risk. Certain Funds invest in securities that pay high dividends. As a group, these securities can fall out of favor with the market, causing such companies to underperform companies that do not pay high dividends. Also, changes in the dividend policies of the companies in an Underlying Index and the capital resources available for such companies’ dividend payments may affect a Fund.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Financial Sector Risk. The market value of securities of issuers in the financial sector can be affected by factors such as adverse regulatory or economic occurrences affecting the financial sector, availability of credit, fluctuations in asset values, unstable interest rates, increased competition, continuing consolidations and development of new products and structures. Furthermore, increased government involvement in financial institutions, including measures such as taking ownership positions in such institutions, could result in a dilution in the value of the shares held by shareholders in such institutions.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice, including recordkeeping standards, comparable to those applicable to domestic issuers. Foreign securities are also subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. If a Fund invests in securities

50

denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to each Fund’s NAV.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. Because Dow Jones Industrial Average Dividend ETF and Financial Preferred ETF are non-diversified, and to the extent certain Funds become non-diversified, and can invest a greater portion of their respective assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Preferred Securities Risk. There are special risks associated with investing in preferred securities. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If a Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received any income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments. Preferred securities may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer. Preferred securities also may be subordinated to bonds or other debt instruments in an issuer’s capital structure, subjecting them to a greater risk of non-payment than more senior securities.

Sampling Risk. Certain Funds’ use of a representative sampling approach may result in the Fund holding a smaller number of securities than are in its respective Underlying Index. As a result, an adverse development with respect to an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

COVID-19 Risk. The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Funds’ performance.

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NOTE 3–Investment Advisory Agreement and Other Agreements

The Trust has entered into Investment Advisory Agreements with the Adviser on behalf of the Funds, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services. Pursuant to an Investment Advisory Agreement, each Fund (except Dow Jones Industrial Average Dividend ETF) accrues daily and pays monthly to the Adviser an annual fee of 0.40% of the Fund’s average daily net assets, except for BuyBack AchieversTM ETF and Financial Preferred ETF, each of which accrues daily and pays monthly to the Adviser an annual fee of 0.50% of the Fund’s average daily net assets.

Pursuant to another Investment Advisory Agreement, Dow Jones Industrial Average Dividend ETF accrues daily and pays monthly to the Adviser, as compensation for its services, an annual unitary management fee of 0.07% of the Fund’s average daily net assets. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Dow Jones Industrial Average Dividend ETF, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).

The Trust also has entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) with the Adviser on behalf of each Fund (except Dow Jones Industrial Average Dividend ETF), pursuant to which the Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses (excluding interest expenses, sub-licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses, if any, and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser)) of each Fund (except for BuyBack Achievers™ ETF and Financial Preferred ETF) from exceeding 0.50% of the Fund’s average daily net assets per year (0.60% of the Fund’s average daily net assets per year for BuyBack Achievers™ ETF and Financial Preferred ETF) (the “Expense Cap”), through at least August 31, 2024. Unless the Adviser continues the Expense Agreement, it will terminate on August 31, 2024. During its term, the Expense Agreement cannot be terminated or amended to increase the Expense Cap without approval of the Board of Trustees. For each Fund (excluding the Dow Jones Industrial Average Dividend ETF), the Adviser did not waive fees and/or pay Fund expenses during the period under this Expense Cap.

Further, through at least August 31, 2024, the Adviser has contractually agreed to waive the management fee payable by each Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s investments in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser or (ii) the management fee available to be waived. These waivers do not apply to a Fund’s investment of cash collateral received for securities lending. There is no guarantee that the Adviser will extend the waiver of these fees past that date. This agreement is not subject to recapture by the Adviser.

For the fiscal year ended April 30, 2022, the Adviser waived fees and/or paid Fund expenses for each Fund in the following amounts:

BuyBack AchieversTM ETF	$9,760

Dividend AchieversTM ETF	1,163

Dow Jones Industrial Average Dividend ETF	17

Financial Preferred ETF	89

High Yield Equity Dividend AchieversTM ETF	85

International Dividend AchieversTM ETF	30

The fees waived and/or expenses borne by the Adviser pursuant to the Expense Cap are subject to recapture by the Adviser up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Funds if it would result in the Funds exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.

There are no amounts available for potential recapture by the Adviser as of April 30, 2022.

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

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The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor

BuyBack AchieversTM ETF	Nasdaq, Inc.

Dividend AchieversTM ETF	Nasdaq, Inc.

Dow Jones Industrial Average Dividend ETF	S&P Dow Jones Indices LLC

Financial Preferred ETF	ICE Data Indices, LLC

High Yield Equity Dividend AchieversTM ETF	Nasdaq, Inc.

International Dividend AchieversTM ETF	Nasdaq, Inc.

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds (except for Dow Jones Industrial Average Dividend ETF) are required to pay the sub-licensing fees that are shown on the Statements of Operations. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby BNYM, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

For the fiscal year ended April 30, 2022, the following Funds incurred brokerage commissions with Invesco Capital Markets, Inc. (“ICMI”), an affiliate of the Adviser and Distributor, for portfolio transactions executed on behalf of the Funds, as listed below:

BuyBack AchieversTM ETF	$113,340

Dividend AchieversTM ETF	9,993

Dow Jones Industrial Average Dividend ETF	1,369

High Yield Equity Dividend AchieversTM ETF	38,857

International Dividend AchieversTM ETF	5,939

Portfolio transactions with ICMI that have not settled at period-end, if any, are shown in the Statements of Assets and Liabilities under the receivable caption Investments sold - affiliated broker and/or payable caption Investments purchased - affiliated broker.

NOTE 4–Security Transactions with Affiliated Funds

Each Fund is permitted to purchase or sell securities from or to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by each Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.

For the fiscal year ended April 30, 2022, the following Funds engaged in transactions with affiliates as listed below:

	Securities Purchases	Securities Sales	Net Realized Gains*

Dow Jones Industrial Average Dividend ETF	$-	$414,585	$35,129

Financial Preferred ETF	10,880,426	-	-

*	Net realized gains (losses) from securities sold to affiliates are included in net realized gain (loss) from investment securities in the Statements of Operations.

NOTE 5–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

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The following is a summary of the tiered valuation input levels, as of April 30, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

BuyBack AchieversTM ETF

Investments in Securities

Common Stocks & Other Equity Interests	$1,352,218,473	$-	$-	$1,352,218,473

Money Market Funds	1,613,071	147,480,166	-	149,093,237

Total Investments	$1,353,831,544	$147,480,166	$-	$1,501,311,710

Dividend AchieversTM ETF

Investments in Securities

Common Stocks & Other Equity Interests	$704,241,353	$-	$-	$704,241,353

Money Market Funds	376,010	15,125,123	-	15,501,133

Total Investments	$704,617,363	$15,125,123	$-	$719,742,486

Dow Jones Industrial Average Dividend ETF

Investments in Securities

Common Stocks & Other Equity Interests	$205,359,068	$-	$-	$205,359,068

Money Market Funds	109,718	12,098,321	-	12,208,039

Total Investments	$205,468,786	$12,098,321	$-	$217,567,107

Financial Preferred ETF

Investments in Securities

Preferred Stocks	$1,337,718,925	$-	$-	$1,337,718,925

Money Market Funds	-	25,118,819	-	25,118,819

Total Investments	$1,337,718,925	$25,118,819	$-	$1,362,837,744

High Yield Equity Dividend AchieversTM ETF

Investments in Securities

Common Stocks & Other Equity Interests	$1,152,598,392	$-	$-	$1,152,598,392

Money Market Funds	-	107,217,100	-	107,217,100

Total Investments	$1,152,598,392	$107,217,100	$-	$1,259,815,492

International Dividend AchieversTM ETF

Investments in Securities

Common Stocks & Other Equity Interests	$774,636,103	$-	$-	$774,636,103

Money Market Funds	-	208,638,184	-	208,638,184

Total Investments	$774,636,103	$208,638,184	$-	$983,274,287

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2022 and 2021:

	2022	2021
	Ordinary Income*	Ordinary Income*

BuyBack AchieversTM ETF	$13,422,838	$12,637,498

Dividend AchieversTM ETF	13,107,685	8,438,801

Dow Jones Industrial Average Dividend ETF	5,064,485	3,862,239

Financial Preferred ETF	81,068,351	82,544,541

High Yield Equity Dividend AchieversTM ETF	40,404,752	32,331,907

International Dividend AchieversTM ETF	21,523,716	18,541,664

*	Includes short-term capital gain distributions, if any.

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Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)- Investments	Net Unrealized (Depreciation)- Foreign Currencies	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets

BuyBack AchieversTM ETF	$1,034,258	$(176,651)	$(134,556,577)	$-	$(473,349,325)	$1,959,495,619	$1,352,447,324

Dividend AchieversTM ETF	1,014,127	(1,591,679)	106,998,995	-	(8,265,124)	606,494,237	704,650,556

Dow Jones Industrial Average Dividend ETF	329,847	-	(731,761)	-	(4,484,903)	210,645,935	205,759,118

Financial Preferred ETF	1,284,955	(254,961)	(238,781,288)	-	(48,074,342)	1,627,133,923	1,341,308,287

High Yield Equity Dividend AchieversTM ETF	1,204,303	(101,376)	36,044,574	-	(184,768,603)	1,300,876,209	1,153,255,107

International Dividend AchieversTM ETF	2,115,788	(566,470)	45,908,206	(38)	(416,087,828)	1,144,050,402	775,420,060

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Funds have capital loss carryforwards as of April 30, 2022, as follows:

	No expiration
	Short-Term	Long-Term	Total*

BuyBack AchieversTM ETF	$338,686,344	$134,662,981	$473,349,325

Dividend AchieversTM ETF	-	8,265,124	8,265,124

Dow Jones Industrial Average Dividend ETF	871,206	3,613,697	4,484,903

Financial Preferred ETF	8,469,421	39,604,921	48,074,342

High Yield Equity Dividend AchieversTM ETF	34,308,122	150,460,481	184,768,603

International Dividend AchieversTM ETF	174,173,234	241,914,594	416,087,828

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 7–Investment Transactions

For the fiscal year ended April 30, 2022, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales

BuyBack AchieversTM ETF	$1,286,677,581	$1,288,979,868

Dividend AchieversTM ETF	83,233,298	82,534,598

Dow Jones Industrial Average Dividend ETF	26,491,046	25,982,516

Financial Preferred ETF	391,098,448	394,276,503

High Yield Equity Dividend AchieversTM ETF	491,006,128	492,039,080

International Dividend AchieversTM ETF	279,383,905	281,969,311

For the fiscal year ended April 30, 2022, in-kind transactions associated with creations and redemptions were as follows:

	In-kind Purchases	In-kind Sales

BuyBack AchieversTM ETF	$2,249,889,495	$2,684,315,145

Dividend AchieversTM ETF	147,988,385	73,571,646

Dow Jones Industrial Average Dividend ETF	94,745,274	48,982,105

Financial Preferred ETF	75,446,400	261,603,994

High Yield Equity Dividend AchieversTM ETF	583,721,930	370,095,372

International Dividend AchieversTM ETF	360,110,794	194,603,563

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

55

As of April 30, 2022, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost

BuyBack AchieversTM ETF	$48,209,649	$(182,766,226)	$(134,556,577)	$1,635,868,287

Dividend AchieversTM ETF	136,419,859	(29,420,864)	106,998,995	612,743,491

Dow Jones Industrial Average Dividend ETF	13,031,231	(13,762,992)	(731,761)	218,298,868

Financial Preferred ETF	539,317	(239,320,605)	(238,781,288)	1,601,619,032

High Yield Equity Dividend AchieversTM ETF	86,286,151	(50,241,577)	36,044,574	1,223,770,918

International Dividend AchieversTM ETF	79,695,082	(33,786,876)	45,908,206	937,366,081

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended April 30, 2022, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest

BuyBack AchieversTM ETF	$-	$(412,298,731)	$412,298,731

Dividend AchieversTM ETF	310,774	(33,294,717)	32,983,943

Dow Jones Industrial Average Dividend ETF	-	(12,709,869)	12,709,869

Financial Preferred ETF	14,724	437,067	(451,791)

High Yield Equity Dividend AchieversTM ETF	394,245	(95,178,182)	94,783,937

International Dividend AchieversTM ETF	944,366	(47,094,917)	46,150,551

NOTE 9–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of the unitary management fee, pays for such compensation for Dow Jones Industrial Average Dividend ETF. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 10–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in each Fund’s prospectus. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

56

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust and Shareholders of Invesco BuyBack Achievers™ ETF, Invesco Dividend Achievers™ ETF, Invesco Dow Jones Industrial Average Dividend ETF, Invesco Financial Preferred ETF, Invesco High Yield Equity Dividend Achievers™ ETF and Invesco International Dividend Achievers™ ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco BuyBack Achievers™ ETF, Invesco Dividend Achievers™ ETF, Invesco Dow Jones Industrial Average Dividend ETF, Invesco Financial Preferred ETF, Invesco High Yield Equity Dividend Achievers™ ETF and Invesco International Dividend Achievers™ ETF (six of the funds constituting Invesco Exchange-Traded Fund Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2022, the related statements of operations for the year ended April 30, 2022, the statements of changes in net assets for each of the two years in the period ended April 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2022 (or for Invesco Dow Jones Industrial Average Dividend ETF, for each of the four years in the period ended April 30, 2022 and for the eight months ended April 30, 2018) (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2022, and each of the financial highlights for each of the five years in the period ended April 30, 2022 (or for Invesco Dow Jones Industrial Average Dividend ETF, for each of the four years in the period ended April 30, 2022 and for the eight months ended April 30, 2018) in conformity with accounting principles generally accepted in the United States of America.

The financial statements and financial highlights of Invesco Dow Jones Industrial Average Dividend ETF (Predecessor Fund Guggenheim Dow Jones Industrial Average Dividend ETF) as of and for the year ended August 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report, dated October 30, 2017, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

June 23, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not determined the specific year we began serving as auditor.

57

Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust (excluding Dow Jones Industrial Average Dividend ETF), you incur advisory fees and other Fund expenses. As a shareholder of the Dow Jones Industrial Average Dividend ETF, you incur a unitary management fee. In addition to the advisory fee or unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2021 through April 30, 2022.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2021	Ending Account Value April 30, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco BuyBack AchieversTM ETF (PKW)

Actual	$1,000.00	$ 901.10	0.61%	$2.88

Hypothetical (5% return before expenses)	1,000.00	1,021.77	0.61	3.06

Invesco Dividend AchieversTM ETF (PFM)

Actual	1,000.00	971.10	0.52	2.54

Hypothetical (5% return before expenses)	1,000.00	1,022.22	0.52	2.61

Invesco Dow Jones Industrial Average Dividend ETF (DJD)

Actual	1,000.00	1,031.10	0.07	0.35

Hypothetical (5% return before expenses)	1,000.00	1,024.45	0.07	0.35

Invesco Financial Preferred ETF (PGF)

Actual	1,000.00	846.00	0.55	2.52

Hypothetical (5% return before expenses)	1,000.00	1,022.07	0.55	2.76
Invesco High Yield Equity Dividend AchieversTM ETF (PEY)

Actual	1,000.00	1,053.80	0.52	2.65

Hypothetical (5% return before expenses)	1,000.00	1,022.22	0.52	2.61

58

Calculating your ongoing Fund expenses–(continued)

	Beginning Account Value November 1, 2021	Ending Account Value April 30, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)

Invesco International Dividend AchieversTM ETF (PID)

Actual	$1,000.00	$1,019.90	0.53%	$2.65

Hypothetical (5% return before expenses)	1,000.00	1,022.17	0.53	2.66

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended April 30, 2022. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 181/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

59

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2022:

	Qualified Business Income*	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*	Business Interest Income*

Invesco BuyBack AchieversTM ETF	0%	100%	100%	0%	0%

Invesco Dividend AchieversTM ETF	0%	100%	100%	0%	0%

Invesco Dow Jones Industrial Average Dividend ETF	0%	100%	100%	0%	0%

Invesco Financial Preferred ETF	0%	99%	98%	0%	0%

Invesco High Yield Equity Dividend AchieversTM ETF	0%	100%	100%	0%	0%

Invesco International Dividend AchieversTM ETF	0%	40%	1%	0%	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

The Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries. The foreign source income and foreign taxes paid per share are as follows:

	Foreign Taxes Per Share	Foreign Source Income Per Share

Invesco International Dividend AchieversTM ETF	$0.0215	$0.5454

60

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below:

As of April 30, 2022

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chair of the Board; Chair of the Nominating and Governance Committee and Trustee	Vice Chair since 2018; Chair of the Nominating and Governance Committee and Trustee since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	224	Chair (since 2021) and member (since 2017) of the Joint Investment Committee, Mission Aviation Fellowship and MAF Foundation; Trustee, Mission Aviation Fellowship (2017-Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	224	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

61

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, First Eagle Alternative Credit LLC (2020-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Director, The Boeing Company (2009-2021); Trustee, MITRE Corporation (federally funded research development) (2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chair (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chair of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	224	Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010- Present); formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

62

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	224	Trustee (2000- Present) and Chair (2010-2017), Newberry Library; Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, Mather LifeWays (2001-2021); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

63

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Audit Committee and Trustee	Chair of the Audit Committee since 2008; Trustee since 2006	Formerly, Managing Director of Finance (2020-2021) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	224	Formerly, Treasurer (2018-2021), Finance Committee Member (2015-2021) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Investment Oversight Committee and Trustee	Chair of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	224	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

64

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	224	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Governing Council Member (2016-Present) and Chair of Education Committee (2017-2021), Independent Directors Council (IDC); Council Member, New York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Advisory Board Director, The Alberleen Group LLC (2012-2021); Board Member, 100 Women in Finance (2015-2020); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

65

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker–1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	224	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson–1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Board and Trustee	Chair since 2012; Trustee since 2006	Chair, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chair and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chair, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	224	Director, Penfield Children’s Center (2004-Present); Board Chair, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

66

Trustees and Officers–(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below:

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Anna Paglia–1974 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Trustee, President and Principal Executive Officer	Trustee since 2022, President and Principal Executive Officer since 2020	President and Principal Executive Officer (2020-Present) and Trustee (2022-Present), Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); Vice President, Invesco Indexing LLC (2020-Present); formerly, Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015- 2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC
(2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd.
			(2004-2006).	224	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

67

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Adrien Deberghes–1967 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO, Fund Administration and Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial Officer, Treasurer and Vice President, The Invesco Funds (2020-Present); formerly, Senior Vice President and Treasurer, Fidelity Investments (2008-2020).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds; Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital Management LLC (2013-2018).

Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, The Invesco Funds (2014-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2020-Present); Assistant Secretary, Invesco Investment Advisers LLC (2020-Present); formerly, Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

* This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

68

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Michael McMaster–1962 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Chief Tax Officer	Since 2020	Vice President and Head of Global Fund Services Tax, Invesco Advisers, Inc. (2020-Present); Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds (2020-Present); Assistant Treasurer, Invesco Capital Management LLC (2020-Present); Chief Tax Officer and Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Treasurer, Invesco Specialized Products, LLC (2020-Present); formerly, Senior Vice President, Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS) (2007-2020).

Sheri Morris–1964 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2020-Present) and Vice President, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Treasurer (2008-2020), Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange- Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Treasurer, Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Vice President, Invesco Advisers, Inc. (2009-2020).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

69

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

70

Approval of Investment Advisory Contracts

At a meeting held on April 6, 2022, the Board of Trustees of the Invesco Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following 25 series (each, a “Fund” and collectively, the “Funds”):

Invesco Dow Jones Industrial Average Dividend ETF	Invesco S&P 500® Equal Weight Real Estate ETF
Invesco NASDAQ Internet ETF	Invesco S&P 500® Equal Weight Technology ETF
Invesco Raymond James SB-1 Equity ETF	Invesco S&P 500® Equal Weight Utilities ETF
Invesco S&P 500 BuyWrite ETF	Invesco S&P 500® Pure Growth ETF
Invesco S&P 500® Equal Weight Communications Services ETF	Invesco S&P 500® Pure Value ETF
Invesco S&P 500® Equal Weight Consumer Discretionary ETF	Invesco S&P 500® Top 50 ETF
Invesco S&P 500® Equal Weight Consumer Staples ETF	Invesco S&P MidCap 400® Equal Weight ETF
Invesco S&P 500® Equal Weight Energy ETF	Invesco S&P MidCap 400® Pure Growth ETF
Invesco S&P 500® Equal Weight ETF	Invesco S&P MidCap 400® Pure Value ETF
Invesco S&P 500® Equal Weight Financials ETF	Invesco S&P SmallCap 600® Equal Weight ETF
Invesco S&P 500® Equal Weight Health Care ETF	Invesco S&P SmallCap 600® Pure Growth ETF
Invesco S&P 500® Equal Weight Industrials ETF	Invesco S&P SmallCap 600® Pure Value ETF
Invesco S&P 500® Equal Weight Materials ETF

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s oversight of execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2021, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchase by Invesco of the exchange-traded funds (“ETFs”) business of Guggenheim Capital LLC (“Guggenheim”) (the “Transaction”) and that each such Fund’s performance prior to the closing of the Transaction on April 6, 2018 or May 18, 2018 is that of its predecessor Guggenheim ETF. The Trustees noted that, for each applicable period, the correlation and tracking error for each Fund were within the targeted range set forth in the Trust’s registration statement. The Trustees concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee. The Trustees noted that the annual advisory fee charged to each Fund, as set forth below, is a unitary advisory fee and that the Adviser pays all other operating expenses of each Fund, except that each Fund pays its brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses, costs incurred in connection with proxies (except certain proxies) and other extraordinary expenses:

71

Approval of Investment Advisory Contracts–(continued)

●	0.07% of the Fund’s average daily net assets for Invesco Dow Jones Industrial Average Dividend ETF;

●	0.20% of the Fund’s average daily net assets for each of Invesco S&P 500® Equal Weight ETF and Invesco S&P 500® Top 50 ETF;

●

0.35% of the Fund’s average daily net assets for each of Invesco S&P 500® Pure Growth ETF, Invesco S&P 500® Pure Value ETF, Invesco S&P MidCap 400® Pure Growth ETF, Invesco S&P MidCap 400® Pure Value ETF, Invesco S&P SmallCap 600® Pure Growth ETF and Invesco S&P SmallCap 600® Pure Value ETF;

●	0.49% of the Fund’s average daily net assets for Invesco S&P 500 BuyWrite ETF;

●	0.60% of the Fund’s average daily net assets for Invesco NASDAQ Internet ETF;

●	0.75% of the Fund’s average daily net assets for Invesco Raymond James SB-1 Equity ETF; and

●	0.40% of the Fund’s average daily net assets for each other Fund.

The Trustees compared each Fund’s net expense ratio to information compiled by the Adviser from Lipper Inc. (“Lipper”) databases on the net expense ratios of comparable ETFs, open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds. The Trustees noted that a portion of each Fund’s operating expenses was attributable to a sub-license fee payable out of the unitary advisory fee charged to that Fund.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median	Lower than Open-End Active Fund Peer Median

Invesco Dow Jones Industrial Average Dividend ETF	X	X	X

Invesco NASDAQ Internet ETF			X

Invesco Raymond James SB-1 Equity ETF			X

Invesco S&P 500 BuyWrite ETF	X	X	X

Invesco S&P 500® Equal Weight Communication Services ETF	X		X

Invesco S&P 500® Equal Weight Consumer Discretionary ETF	X		X

Invesco S&P 500® Equal Weight Consumer Staples ETF	X		X

Invesco S&P 500® Equal Weight Energy ETF	X		X

Invesco S&P 500® Equal Weight ETF	X	X	X

Invesco S&P 500® Equal Weight Financials ETF	X		X

Invesco S&P 500® Equal Weight Health Care ETF	X		X

Invesco S&P 500® Equal Weight Industrials ETF	X		X

Invesco S&P 500® Equal Weight Materials ETF	X		X

Invesco S&P 500® Equal Weight Real Estate ETF	X		X

Invesco S&P 500® Equal Weight Technology ETF	X		X

Invesco S&P 500® Equal Weight Utilities ETF	X	X	X

Invesco S&P 500® Pure Growth ETF	X	X	X

Invesco S&P 500® Pure Value ETF			X

Invesco S&P 500® Top 50 ETF	X		X

Invesco S&P MidCap 400® Equal Weight ETF			X

Invesco S&P MidCap 400® Pure Growth ETF			X

Invesco S&P MidCap 400® Pure Value ETF		X	X

Invesco S&P SmallCap 600® Equal Weight ETF			X

Invesco S&P SmallCap 600® Pure Growth ETF			X

Invesco S&P SmallCap 600® Pure Value ETF		X	X

72

Approval of Investment Advisory Contracts–(continued)

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding Invesco Raymond James SB-1 Equity ETF’s advisory fee and total expenses and the Lipper peer data. The Adviser explained its view that the advisory fee and total expenses for the Fund are competitive and generally in line with other comparable funds in the marketplace, particularly in light of the level and nature of services provided and the investment management style of the Adviser. The Trustees also considered the Adviser’s statements regarding its pricing philosophy and the differing pricing philosophy of certain of the peers.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have an investment strategy comparable to one of the Funds. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

Based on all of the information provided, the Board concluded that each Fund’s unitary advisory fee was reasonable and appropriate in light of the services provided, the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of the unitary advisory fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size and unitary advisory fee. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds. The Trustees considered whether the unitary advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund and concluded that the unitary advisory fee was reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser does not have any soft-dollar arrangements. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees, advisory fees for money market cash management vehicles and fees as the Funds’ direct securities lending agent. The Trustees also considered that Invesco Distributors, Inc., an affiliate of the Adviser, serves as each Fund’s distributor and is paid a distribution fee by the Adviser. The Board concluded that each Fund’s unitary advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

73

Approval of Investment Advisory Contracts

At a meeting held on April 6, 2022, the Board of Trustees of the Invesco Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following 49 series (each, a “Fund” and collectively, the “Funds”):

Invesco Aerospace & Defense ETF

Invesco BuyBack AchieversTM ETF

Invesco Dividend AchieversTM ETF

Invesco DWA Basic Materials Momentum ETF

Invesco DWA Consumer Cyclicals Momentum ETF

Invesco DWA Consumer Staples Momentum ETF

Invesco DWA Energy Momentum ETF

Invesco DWA Financial Momentum ETF

Invesco DWA Healthcare Momentum ETF

Invesco DWA Industrials Momentum ETF

Invesco DWA Momentum ETF

Invesco DWA Technology Momentum ETF

Invesco DWA Utilities Momentum ETF

Invesco Dynamic Biotechnology & Genome ETF

Invesco Dynamic Building & Construction ETF

Invesco Dynamic Energy Exploration & Production ETF

Invesco Dynamic Food & Beverage ETF

Invesco Dynamic Large Cap Growth ETF

Invesco Dynamic Large Cap Value ETF

Invesco Dynamic Leisure and Entertainment ETF

Invesco Dynamic Market ETF

Invesco Dynamic Media ETF

Invesco Dynamic Networking ETF

Invesco Dynamic Oil & Gas Services ETF

Invesco Dynamic Pharmaceuticals ETF

Invesco Dynamic Semiconductors ETF

Invesco Dynamic Software ETF

Invesco Financial Preferred ETF

Invesco FTSE RAFI US 1000 ETF

Invesco FTSE RAFI US 1500 Small-Mid ETF

Invesco Global Listed Private Equity ETF

Invesco Golden Dragon China ETF

Invesco High Yield Equity Dividend AchieversTM ETF

Invesco International Dividend AchieversTM ETF

Invesco MSCI Sustainable Future ETF

Invesco S&P 100 Equal Weight ETF

Invesco S&P 500 GARP ETF

Invesco S&P 500® Quality ETF

Invesco S&P 500 Value with Momentum ETF

Invesco S&P MidCap Momentum ETF

Invesco S&P MidCap Quality ETF

Invesco S&P MidCap Value with Momentum ETF

Invesco S&P SmallCap Momentum ETF

Invesco S&P SmallCap Value with Momentum ETF

Invesco S&P Spin-Off ETF

Invesco Water Resources ETF

Invesco WilderHill Clean Energy ETF

Invesco Zacks Mid-Cap ETF

Invesco Zacks Multi-Asset Income ETF

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees and expenses paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2021, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchase by Invesco of the exchange-traded funds (“ETFs”) business of Guggenheim Capital LLC (“Guggenheim”) (the “Transaction”) and that each such Fund’s performance prior to the closing of the Transaction on April 6, 2018 or May 18, 2018, as applicable, is that of its predecessor Guggenheim ETF. The Trustees noted that, for each applicable period, the correlation and tracking error for each Fund were within the targeted range set forth in the Trust’s registration statement. The Trustees concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

74

Approval of Investment Advisory Contracts–(continued)

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s contractual advisory fee, net advisory fee and gross and net expense ratios. The Trustees noted that the annual contractual advisory fee charged to each Fund is as follows:

●	0.15% of the Fund’s average daily net assets for Invesco S&P 500® Quality ETF;

●	0.25% of the Fund’s average daily net assets for each of Invesco S&P 100 Equal Weight ETF and Invesco S&P MidCap Quality ETF; and

●

0.29% of the Fund’s average daily net assets for each of Invesco FTSE RAFI US 1000 ETF, Invesco FTSE RAFI US 1500 Small-Mid ETF, Invesco S&P 500 GARP ETF, Invesco S&P 500 Value with Momentum ETF, Invesco S&P MidCap Momentum ETF, Invesco S&P MidCap Value with Momentum ETF, Invesco S&P SmallCap Momentum ETF and Invesco S&P SmallCap Value with Momentum ETF;

●	0.40% of the Fund’s average daily net assets for each of Invesco Dividend Achievers™ ETF, Invesco High Yield Equity Dividend Achievers™ ETF and Invesco International Dividend Achievers™ ETF; and

●	0.50% of the Fund’s average daily net assets for each other Fund.

The Trustees noted that the Adviser has agreed to waive a portion of its contractual advisory fee and/or pay expenses (an “Expense Cap”) to the extent necessary to prevent the annual operating expenses of each Fund from exceeding the percentage of that Fund’s average daily net assets, at least until August 31, 2024, as set forth below:

●

0.15%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco S&P 500® Quality ETF;

●

0.25%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco S&P 100 Equal Weight ETF and Invesco S&P MidCap Quality ETF; and

●

0.39%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco FTSE RAFI US 1000 ETF, Invesco FTSE RAFI US 1500 Small-Mid ETF, Invesco S&P 500 GARP ETF, Invesco S&P 500 Value with Momentum ETF, Invesco S&P MidCap Momentum ETF, Invesco S&P MidCap Value with Momentum ETF, Invesco S&P SmallCap Momentum ETF and Invesco S&P SmallCap Value with Momentum ETF;

●

0.50%, excluding interest expenses, sub-licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco Dividend AchieversTM ETF, Invesco High Yield Equity Dividend AchieversTM ETF and Invesco International Dividend AchieversTM ETF;

●

0.60%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco DWA Basic Materials Momentum ETF, Invesco DWA Consumer Cyclicals Momentum ETF, Invesco DWA Consumer Staples Momentum ETF, Invesco DWA Energy Momentum ETF, Invesco DWA Financial Momentum ETF, Invesco DWA Healthcare Momentum ETF, Invesco DWA Industrials Momentum ETF, Invesco DWA Technology Momentum ETF and Invesco DWA Utilities Momentum ETF;

●	0.60%, excluding interest expenses, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco Dynamic Market ETF; and

●

0.60%, excluding interest expenses, sub-licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco Aerospace & Defense ETF, Invesco BuyBack AchieversTM ETF, Invesco DWA Momentum ETF, Invesco Dynamic Biotechnology & Genome ETF, Invesco Dynamic Building & Construction ETF, Invesco Dynamic Energy Exploration & Production ETF, Invesco Dynamic Food & Beverage ETF, Invesco Dynamic Large Cap Growth ETF, Invesco Dynamic Large Cap Value ETF, Invesco Dynamic Leisure and Entertainment ETF, Invesco Dynamic Media ETF, Invesco Dynamic Networking ETF, Invesco Dynamic Oil & Gas Services ETF, Invesco Dynamic Pharmaceuticals ETF, Invesco Dynamic Semiconductors ETF, Invesco Dynamic Software ETF, Invesco Financial Preferred

75

Approval of Investment Advisory Contracts–(continued)

ETF, Invesco Global Listed Private Equity ETF, Invesco Golden Dragon China ETF, Invesco MSCI Sustainable Future ETF, Invesco S&P Spin-Off ETF, Invesco Water Resources ETF, Invesco WilderHill Clean Energy ETF, Invesco Zacks Mid-Cap ETF and Invesco Zacks Multi-Asset Income ETF.

The Trustees compared each Fund’s contractual advisory fee and net expense ratio to information compiled by the Adviser from Lipper Inc. (“Lipper”) databases on the net advisory fees and net expense ratios of comparable ETFs, open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the contractual advisory fees for certain Funds were equal to or lower than the median net advisory fees of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the contractual advisory fees for all of the Funds were lower than the median net advisory fees of their open-end actively-managed peer funds.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco Aerospace & Defense ETF			X

Invesco Buyback AchieversTM ETF			X

Invesco Dividend AchieversTM ETF			X

Invesco DWA Basic Materials Momentum ETF			X

Invesco DWA Consumer Cyclicals Momentum ETF			X

Invesco DWA Consumer Staples Momentum ETF			X

Invesco DWA Energy Momentum ETF			X

Invesco DWA Financial Momentum ETF			X

Invesco DWA Healthcare Momentum ETF			X

Invesco DWA Industrials Momentum ETF			X

Invesco DWA Momentum ETF			X

Invesco DWA Technology Momentum ETF			X

Invesco DWA Utilities Momentum ETF			X

Invesco Dynamic Biotechnology & Genome ETF			X

Invesco Dynamic Building & Construction ETF			X

Invesco Dynamic Energy Exploration & Production ETF			X

Invesco Dynamic Food & Beverage ETF			X

Invesco Dynamic Large Cap Growth ETF			X

Invesco Dynamic Large Cap Value ETF			X

Invesco Dynamic Leisure and Entertainment ETF			X

Invesco Dynamic Market ETF			X

Invesco Dynamic Media ETF			X

Invesco Dynamic Networking ETF			X

Invesco Dynamic Oil & Gas Services ETF		N/A	X

Invesco Dynamic Pharmaceuticals ETF			X

Invesco Dynamic Semiconductors ETF			X

Invesco Dynamic Software ETF			X

Invesco Financial Preferred ETF			X

Invesco FTSE RAFI US 1000 ETF	X		X

Invesco FTSE RAFI US 1500 Small-Mid ETF	X		X

Invesco Global Listed Private Equity ETF		N/A	X

Invesco Golden Dragon China ETF	X	N/A	X

Invesco High Yield Equity Dividend AchieversTM ETF			X

Invesco International Dividend AchieversTM ETF	X		X

Invesco MSCI Sustainable Future ETF			X

Invesco S&P 100 Equal Weight ETF		X	X

76

Approval of Investment Advisory Contracts–(continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco S&P 500 GARP ETF	X		X

Invesco S&P 500® Quality ETF	X		X

Invesco S&P 500 Value with Momentum ETF			X

Invesco S&P MidCap Momentum ETF	X		X

Invesco S&P MidCap Quality ETF			X

Invesco S&P MidCap Value with Momentum ETF		X	X

Invesco S&P SmallCap Momentum ETF			X

Invesco S&P SmallCap Value with Momentum ETF		X	X

Invesco S&P Spin-Off ETF			X

Invesco Water Resources ETF	X	X	X

Invesco WilderHill Clean Energy ETF		X	X

Invesco Zacks Mid-Cap ETF			X

Invesco Zacks Multi-Asset Income ETF			X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds. The Trustees noted that a significant component of the non-advisory fee expenses was the sub-licensing fees paid by the Funds and noted those Funds for which sub-license fees are subject to the Funds’ Expense Caps.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco Aerospace & Defense ETF			X

Invesco Buyback AchieversTM ETF			X

Invesco Dividend AchieversTM ETF		X	X

Invesco DWA Basic Materials Momentum ETF			X

Invesco DWA Consumer Cyclicals Momentum ETF			X

Invesco DWA Consumer Staples Momentum ETF			X

Invesco DWA Energy Momentum ETF			X

Invesco DWA Financial Momentum ETF			X

Invesco DWA Healthcare Momentum ETF			X

Invesco DWA Industrials Momentum ETF			X

Invesco DWA Momentum ETF		X	X

Invesco DWA Technology Momentum ETF			X

Invesco DWA Utilities Momentum ETF			X

Invesco Dynamic Biotechnology & Genome ETF			X

Invesco Dynamic Building & Construction ETF			X

Invesco Dynamic Energy Exploration & Production ETF			X

Invesco Dynamic Food & Beverage ETF			X

Invesco Dynamic Large Cap Growth ETF			X

Invesco Dynamic Large Cap Value ETF		X	X

Invesco Dynamic Leisure and Entertainment ETF			X

Invesco Dynamic Market ETF			X

77

Approval of Investment Advisory Contracts–(continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco Dynamic Media ETF			X

Invesco Dynamic Networking ETF			X

Invesco Dynamic Oil & Gas Services ETF		N/A	X

Invesco Dynamic Pharmaceuticals ETF			X

Invesco Dynamic Semiconductors ETF			X

Invesco Dynamic Software ETF			X

Invesco Financial Preferred ETF			X

Invesco FTSE RAFI US 1000 ETF			X

Invesco FTSE RAFI US 1500 Small-Mid ETF			X

Invesco Global Listed Private Equity ETF		N/A	X

Invesco Golden Dragon China ETF		N/A	X

Invesco High Yield Equity Dividend AchieversTM ETF		X	X

Invesco International Dividend AchieversTM ETF			X

Invesco MSCI Sustainable Future ETF			X

Invesco S&P 100 Equal Weight ETF		X	X

Invesco S&P 500 GARP ETF			X

Invesco S&P 500® Quality ETF	X		X

Invesco S&P 500 Value with Momentum ETF			X

Invesco S&P MidCap Momentum ETF	X		X

Invesco S&P MidCap Quality ETF			X

Invesco S&P MidCap Value with Momentum ETF		X	X

Invesco S&P SmallCap Momentum ETF			X

Invesco S&P SmallCap Value with Momentum ETF		X	X

Invesco S&P Spin-Off ETF			X

Invesco Water Resources ETF	X	X	X

Invesco WilderHill Clean Energy ETF		X	X

Invesco Zacks Mid-Cap ETF			X

Invesco Zacks Multi-Asset Income ETF			X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding each of Invesco Dynamic Large Cap Value ETF, Invesco Global Listed Private Equity ETF, Invesco Zacks Mid-Cap ETF and Invesco Zacks Multi-Asset Income ETF’s advisory fees and total expenses and the Lipper peer data. The Adviser explained its view that the advisory fees and total expenses for these Funds are competitive and generally in line with other comparable funds in the marketplace, particularly in light of the level and nature of services provided and the investment management style of the Adviser. The Trustees also considered the Adviser’s statements regarding its pricing philosophy and the differing pricing philosophy of certain of the peers.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have investment strategies comparable to one of the Funds. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

78

Approval of Investment Advisory Contracts–(continued)

Based on all of the information provided, the Trustees determined that the contractual advisory fee and net expense ratio of each Fund were reasonable and appropriate in light of the services provided, the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds, as well as the fees waived and expenses reimbursed by the Adviser for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size, advisory fee, expense ratio and Expense Cap agreed to by the Adviser. The Trustees also noted that the Expense Cap agreement with the Trust provides that the Adviser is entitled to be reimbursed by each Fund, other than Invesco Dynamic Market ETF, for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in a Fund exceeding its Expense Cap then in effect or in effect at the time the fees and/or expenses subject to reimbursement were waived and/or borne by the Adviser. The Trustees considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund and concluded that the flat advisory fee was reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser does not have any soft-dollar arrangements. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees, advisory fees for money market cash management vehicles and fees as the Funds’ direct securities lending agent. The Trustees also considered that Invesco Distributors, Inc., an affiliate of the Adviser, serves as each Fund’s distributor and is paid a distribution fee by the Adviser. The Board concluded that each Fund’s advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

79

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Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2022 Invesco Capital Management LLC 3500 Lacey Road, Suite 700
Downers Grove, IL 60515	P-PS-AR-1	invesco.com/ETFs

Invesco Annual Report to Shareholders April 30, 2022
PWC	Invesco Dynamic Market ETF
PRF	Invesco FTSE RAFI US 1000 ETF
PRFZ	Invesco FTSE RAFI US 1500 Small-Mid ETF

2

The Market Environment

Domestic Equity

The US stock market hit new highs in the second quarter of 2021, despite higher volatility stemming from inflation concerns and the potential for rising interest rates. Investors remained optimistic about the strength of the economic recovery after the US gross domestic product (GDP) grew at a 6.4% annualized rate for the first quarter of 2021.1 Corporate earnings also remained strong as the majority of S&P 500 companies beat Wall Street earnings forecasts. US equity markets continued to move higher in July 2021 despite inflation concerns and increasing COVID-19 infection rates due to the rapidly spreading Delta variant. Despite the Consumer Price Index (CPI) increasing monthly from June through September,2 the US Federal Reserve (the Fed) declined to raise interest rates at its September Federal Open Market Committee meeting. The US stock market saw continued volatility in August 2021 and a selloff through most of September due to increasing concerns of inflation due to a spike in oil prices and supply chain shortages causing rising costs.

Equity markets were volatile in the fourth quarter of 2021 amid record inflation and the emergence of a new COVID-19 variant. Pandemic-related supply chain disruptions and labor shortages intensified during the quarter, resulting in broadly higher input costs for companies and consumers alike. Additionally, the price of oil (West Texas Intermediate) rose to nearly $85 per barrel in October,3 causing higher gas prices for consumers and pushing energy stocks higher. The CPI reported for November increased 0.8%, resulting in a 6.8% increase over the last 12 months, the highest since 1982.2 To combat inflation, the Fed announced a faster pace of tapering at its December meeting, pledging to end its asset purchase program by March 2022. The Fed also announced the potential for three interest rate increases in 2022. With solid corporate earnings and optimism about the COVID-19 Omicron variant reporting milder symptoms, stocks rallied at 2021 year-end.

Equity markets declined in the first quarter of 2022 amid volatility sparked by Russia’s invasion of Ukraine, rising commodity prices, rampant global inflation and the Fed’s shift toward tighter monetary policy. Russia’s invasion exacerbated inflationary pressures, disrupting already strained supply chains and increasing shortages of oil, gas and raw materials. The price of oil rose sharply, with crude prices reaching their highest price per barrel since 2008.3 The CPI rose by 7.9% for the 12 months ended February 28, 2022, the largest 12-month increase since 1982.2 To combat inflation, the Fed raised the federal funds rate by one-quarter percentage point in March, with several more rate increases expected in 2022. As the war in Ukraine continued and corporate earnings in high-profile names, like Netflix reported slowing growth and profits, equity markets sold off for much of the month of April 2022. In this environment, US stocks had flat returns for the fiscal year ended April 30, 2022, of 0.21%, as measured by the S&P 500 Index.4

[1]	Source: US Bureau of Economic Analysis
[2]	Source: US Bureau of Labor Statistics
[3]	Source: Bloomberg L.P.
[4]	Source: Lipper Inc.

Global Equity

At the beginning of the fiscal year, global equity markets were bolstered by the acceleration of vaccination rollouts and easing of COVID-19-related restrictions in most developed markets, with growth stocks outperforming value stocks in most regions.

Developed global equity markets ended the second half of 2021 in positive territory despite rising inflation and the emergence of Omicron, a new COVID-19 variant. Pandemic-related supply chain disruptions and labor shortages intensified during the fiscal year, resulting in higher costs for companies and consumers. Emerging market equities declined during the fiscal year, primarily due to weak performance of Chinese equities, which were affected by significant regulatory changes in the private tutoring industry, increased regulation in the technology sector, the potential default of a large Chinese property developer (which did, in fact, default later in 2021) and COVID-19 concerns.

Global equity markets declined in the first quarter of 2022 amid volatility sparked by Russia’s invasion of Ukraine, rising commodity prices, rampant global inflation and central banks shifting toward tighter monetary policy. Russia’s invasion exacerbated inflationary pressures, disrupting already strained supply chains and increasing shortages of oil, gas and raw materials, with the price of oil rising sharply and value stocks outperforming growth stocks.

At the end of the fiscal year, global equity markets continued their decline, as they were impacted by the war in Ukraine, COVID-19 lockdowns in China and the increase of interest rates in the US to combat inflation. For the overall fiscal year, most regions were in negative territory, but developed market equities outperformed emerging market equities.

3

PWC	Management’s Discussion of Fund Performance
Invesco Dynamic Market ETF (PWC)

As an index fund, the Invesco Dynamic Market ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dynamic Market Intellidex® Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”), compiles and maintains the Index, which is composed of U.S. stocks that the Index Provider includes pursuant to a proprietary selection methodology. Stocks are selected from the top of each sector and size category in a manner designed to produce an index with sector and size dispersion similar to the overall broad market. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2022, on a market price basis, the Fund returned (13.40)%. On a net asset value (“NAV”) basis, the Fund returned (13.28)%. During the same time period, the Index returned (12.63)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period and trading costs around rebalances that the Fund incurred during the period. During this same time period, the S&P 500® Index returned 0.21%.

For the fiscal year ended April 30, 2022, the energy sector contributed most significantly to the Fund’s return, followed by the consumer staples and utilities sectors, respectively. The information technology sector detracted most significantly from the Fund’s return, followed by the health care and communication services sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2022, included Nucor Corp., a materials company (portfolio average weight of 1.31%), and Dell Technologies Inc., Class C, an information technology company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included EPAM Systems Inc., an information technology company (no longer held at fiscal year-end), and Moderna, Inc., a health care company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2022
Information Technology	26.71
Health Care	13.14
Consumer Discretionary	12.91
Financials	10.51
Communication Services	8.76
Industrials	8.52
Consumer Staples	7.68
Energy	5.02
Materials	3.90
Utilities	2.80
Money Market Funds Plus Other Assets Less Liabilities	0.05

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2022
Security
Gartner, Inc.	4.28
Fortinet, Inc.	4.03
Apple, Inc.	3.98
Arista Networks, Inc.	3.94
Live Nation Entertainment, Inc.	3.16
Advanced Micro Devices, Inc.	3.07
Eli Lilly and Co.	2.89
Archer-Daniels-Midland Co.	2.82
Nucor Corp.	2.81
AT&T, Inc.	2.80
Total	33.78

*	Excluding money market fund holdings.

4

Invesco Dynamic Market ETF (PWC) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Dynamic Market Intellidex® Index	(12.63)%	3.95%	12.31%	6.64%	37.93%	10.55%	172.76%	9.30%	441.32%
S&P 500® Index	0.21	13.85	47.56	13.66	89.68	13.67	260.05	10.43	558.14
Fund
NAV Return	(13.28)	3.25	10.08	5.93	33.35	9.79	154.56	8.59	378.73
Market Price Return	(13.40)	3.26	10.10	5.91	33.23	9.79	154.53	8.59	378.19

Fund Inception: May 1, 2003

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2024. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.62% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the

Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

5

PRF	Management’s Discussion of Fund Performance
Invesco FTSE RAFI US 1000 ETF (PRF)

As an index fund, the Invesco FTSE RAFI US 1000 ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the FTSE RAFITM US 1000 Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

The Index is composed of 1,000 common stocks that FTSE International Limited and Research Affiliates LLC, strictly in accordance with their guidelines and mandated procedures, include to track the performance of the largest U.S. companies based on the following four fundamental measures of firm size: book value, cash flow, sales and dividends. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2022, on a market price basis, the Fund returned 3.41%. On a net asset value (“NAV”) basis, the Fund returned 3.45%. During the same time period, the Index returned 3.83%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period, partially offset by income received from the securities lending program in which the Fund participates. During this same time period, the Russell 1000® Index returned (2.10)%.

For the fiscal year ended April 30, 2022, the energy sector contributed most significantly to the Fund’s return, followed by the health care and consumer staples sectors, respectively. The communication services sector detracted most significantly from the Fund’s return, followed by the consumer discretionary and financials sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2022, included Exxon Mobil Corp., an energy company (portfolio average weight of 1.84%), and Chevron Corp., an energy company (portfolio average weight of 1.28%). Positions that detracted most significantly from the Fund’s return during this period included Citigroup Inc., a financials company (portfolio average weight of 1.09%), and JPMorgan Chase & Co., a financials company (portfolio average weight of 1.77%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2022
Financials	18.14
Health Care	12.98
Information Technology	12.83
Industrials	9.55
Consumer Staples	8.77
Consumer Discretionary	8.72
Communication Services	8.60
Energy	7.88
Utilities	5.17
Real Estate	3.64
Materials	3.60
Money Market Funds Plus Other Assets Less Liabilities	0.12

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2022
Security
Berkshire Hathaway, Inc., Class B	2.52
Exxon Mobil Corp.	2.17
Apple, Inc.	2.03
Microsoft Corp.	1.77
AT&T, Inc.	1.64
Chevron Corp.	1.57
JPMorgan Chase & Co.	1.56
Verizon Communications, Inc.	1.30
Johnson & Johnson	1.29
Wells Fargo & Co.	1.11
Total	16.96

*	Excluding money market fund holdings.

6

Invesco FTSE RAFI US 1000 ETF (PRF) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
FTSE RAFITM US 1000 Index	3.83%	13.61%	46.62%	12.03%	76.47%	13.05%	240.97%	9.91%	369.70%
Russell 1000® Index	(2.10)	13.57	46.47	13.44	87.85	13.53	255.85	9.74	357.43
Fund
NAV Return	3.45	13.24	45.20	11.65	73.51	12.65	229.02	9.48	340.06
Market Price Return	3.41	13.22	45.14	11.64	73.43	12.65	228.94	9.49	340.99

Fund Inception: December 19, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2024. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.40% and the net annual operating expense ratio was indicated as 0.39%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the

Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

7

PRFZ	Management’s Discussion of Fund Performance
Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)

As an index fund, the Invesco FTSE RAFI US 1500 Small-Mid ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the FTSE RAFITM US Mid Small 1500 Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

The Index is composed of 1,500 common stocks that FTSE International Limited and Research Affiliates LLC, strictly in accordance with their guidelines and mandated procedures, include to track the performance of small- and medium-sized U.S. companies based on the following four fundamental measures of firm size: book value, sales, cash flow and dividends. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2022, on a market price basis, the Fund returned (6.59)%. On a net asset value (“NAV”) basis, the Fund returned (6.60)%. During the same time period, the Index returned (6.35)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, partially offset by income received from the securities lending program in which the Fund participates. During this same time period, the Russell 2000® Index returned (16.87)%.

For the fiscal year ended April 30, 2022, the energy sector contributed most significantly to the Fund’s return, followed by the materials and consumer staples sectors, respectively. The consumer discretionary sector detracted most significantly from the Fund’s return, followed by the health care and industrials sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2022, included Dillard’s, Inc., Class A, a consumer discretionary company (portfolio average weight 0.30%), and Range Resources Corp., an energy company (portfolio average weight 0.28%). Positions that detracted most significantly from the Fund’s return during this period included Diebold Nixdorf Inc., an information technology company (portfolio average weight of 0.10%), and Hovnanian Enterprises, Inc., Class A, a consumer discretionary company (portfolio average weight of 0.15%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2022
Financials	17.13
Industrials	16.91
Information Technology	13.70
Consumer Discretionary	13.04
Health Care	10.82
Energy	7.16
Real Estate	6.99
Materials	5.02
Consumer Staples	3.98
Communication Services	3.66
Utilities	1.59
Money Market Funds Plus Other Assets Less Liabilities	0.00

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2022
Security
Renewable Energy Group, Inc.	0.34
Tenneco, Inc., Class A	0.31
CONSOL Energy, Inc.	0.29
Patterson-UTI Energy, Inc.	0.25
Southwestern Energy Co.	0.25
Scorpio Tankers, Inc.	0.24
LHC Group, Inc.	0.23
Chart Industries, Inc.	0.23
Grand Canyon Education, Inc.	0.22
Insperity, Inc.	0.22
Total	2.58

*	Excluding money market fund holdings.

8

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
FTSE RAFITM US Mid Small 1500 Index	(6.35)%	9.72%	32.09%	8.78%	52.34%	11.27%	190.86%	9.44%	309.07%
Russell 2000® Index	(16.87)	6.73	21.57	7.24	41.86	10.06	160.78	7.59	213.13
Fund
NAV Return	(6.60)	9.49	31.25	8.54	50.65	11.02	184.52	9.18	294.24
Market Price Return	(6.59)	9.47	31.19	8.55	50.73	11.02	184.45	9.19	294.25

Fund Inception: September 20, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2024. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.40% and the net annual operating expense ratio was indicated as 0.39%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

9

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Funds have adopted and implemented a liquidity risk management program (the “Program”). The Program is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that the Funds could not meet redemption requests without significant dilution of remaining investors’ interests in the Funds. The Board of Trustees of the Funds (the “Board”) has appointed Invesco Capital Management LLC (“Invesco”), the Funds’ investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco and its affiliates.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Funds’ liquidity risk that takes into account, as relevant to the Funds’ liquidity risk: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements; (4) the relationship between the Funds’ portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (5) the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio. The Liquidity Rule also requires the classification of each Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. Each Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, a Fund may not acquire an investment if, immediately after the acquisition, over 15% of such Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of such Fund’s assets.

At a meeting held on March 15, 2022, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2021 through December 31, 2021 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus pandemic on the Funds and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

●	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Funds’ liquidity risk and was operated effectively to achieve that goal;

●	Each Fund’s investment strategy remained appropriate for an open-end fund;

●	Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

●	The Funds did not breach the 15% limit on Illiquid Investments; and

●	The Funds primarily held Highly Liquid Investments and therefore have not adopted an HLIM.

10

Invesco Dynamic Market ETF (PWC)

April 30, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.95%
Communication Services-8.76%
AT&T, Inc.	156,657	$2,954,551
Interpublic Group of Cos., Inc. (The)	29,212	952,895
Liberty Media Corp.-Liberty Formula One, Class A(b)	18,775	1,078,061
Live Nation Entertainment, Inc.(b)	31,786	3,333,716
Scholastic Corp.	24,931	918,707

		9,237,930

Consumer Discretionary-12.91%
Arcos Dorados Holdings, Inc., Class A (Brazil)	62,926	456,213
AutoNation, Inc.(b)(c)	4,283	496,443
Choice Hotels International, Inc.	3,149	442,309
Crocs, Inc.(b)	5,557	369,152
Everi Holdings, Inc.(b)	20,242	351,401
Expedia Group, Inc.(b)	12,858	2,246,935
Home Depot, Inc. (The)	8,325	2,500,830
Lowe’s Cos., Inc.	12,264	2,424,961
Mattel, Inc.(b)	18,682	454,159
Murphy USA, Inc.	2,467	576,291
O’Reilly Automotive, Inc.(b)	4,036	2,448,036
Penske Automotive Group, Inc.(c)	4,814	504,603
Skyline Champion Corp.(b)	6,595	336,609

		13,607,942

Consumer Staples-7.68%
Andersons, Inc. (The)	9,128	458,499
Archer-Daniels-Midland Co.	33,182	2,971,780
Bunge Ltd.	3,668	414,924
Costco Wholesale Corp.	5,068	2,694,757
Inter Parfums, Inc.	3,938	321,853
Kroger Co. (The)	8,073	435,619
Sanderson Farms, Inc.	2,031	384,611
United Natural Foods, Inc.(b)(c)	9,517	408,565

		8,090,608

Energy-5.02%
Comstock Resources, Inc.(b)(c)	43,840	746,595
Energy Transfer L.P.	155,117	1,718,696
EnLink Midstream LLC.(b)	40,533	400,061
Marathon Petroleum Corp.	20,018	1,746,771
Plains GP Holdings L.P., Class A(b)	31,124	347,655
Sunoco L.P.	7,963	333,092

		5,292,870

Financials-10.51%
Ameris Bancorp.	7,211	300,699
Banner Corp.	5,708	306,519
Customers Bancorp, Inc.(b)	5,823	244,973
Enstar Group Ltd.(b)	1,258	296,573
Fifth Third Bancorp.	34,188	1,283,076
First Citizens BancShares, Inc., Class A	463	296,033
Green Dot Corp., Class A(b)	11,237	297,556
Jackson Financial, Inc., Class A	8,719	368,901
JPMorgan Chase & Co.	10,880	1,298,637
KeyCorp	64,569	1,246,827
Meta Financial Group, Inc.	6,432	280,757
Raymond James Financial, Inc.	15,193	1,480,710
Signature Bank	4,847	1,174,186

	Shares	Value
Financials-(continued)
South State Corp.(c)	4,004	$310,070
Trustmark Corp.(c)	11,085	309,050
Wells Fargo & Co.	29,890	1,304,101
Zions Bancorporation N.A	4,995	282,267

		11,080,935

Health Care-13.14%
Alector, Inc.(b)(c)	23,916	229,594
Alignment Healthcare, Inc.(b)(c)	49,633	476,973
Arvinas, Inc.(b)(c)	5,846	321,355
Doximity, Inc., Class A(b)(c)	6,941	276,738
Dynavax Technologies Corp.(b)(c)	31,673	279,673
Eli Lilly and Co.	10,428	3,046,332
Innoviva, Inc.(b)(c)	20,251	345,481
Ironwood Pharmaceuticals, Inc.(b)(c)	35,752	429,024
Mettler-Toledo International, Inc.(b)	1,760	2,248,453
Molina Healthcare, Inc.(b)	8,105	2,540,512
Organon & Co.(c)	10,801	349,196
Privia Health Group, Inc.(b)(c)	15,495	340,735
Tenet Healthcare Corp.(b)	4,879	353,776
Tivity Health, Inc.(b)	15,063	483,974
West Pharmaceutical Services, Inc.	6,755	2,128,230

		13,850,046

Industrials-8.52%
AerCap Holdings N.V. (Ireland)(b)	36,948	1,725,841
Atkore, Inc.(b)	3,699	355,474
Atlas Air Worldwide Holdings, Inc.(b)(c)	5,100	351,594
Carlisle Cos., Inc.	1,634	423,794
Encore Wire Corp.	3,398	383,328
J.B. Hunt Transport Services, Inc.	12,495	2,134,771
Matson, Inc.	3,713	319,392
Old Dominion Freight Line, Inc.	8,247	2,310,150
Robert Half International, Inc.	3,206	315,182
Ryder System, Inc.(c)	4,976	347,823
ZIM Integrated Shipping Services Ltd. (Israel)(c)	5,521	307,133

		8,974,482

Information Technology-26.71%
Advanced Micro Devices, Inc.(b)	37,813	3,233,768
Apple, Inc.	26,613	4,195,539
Arista Networks, Inc.(b)	35,894	4,148,270
Arrow Electronics, Inc.(b)	6,992	824,077
Axcelis Technologies, Inc.(b)	13,024	709,157
Belden, Inc.	15,838	817,716
Concentrix Corp.	4,380	689,762
ExlService Holdings, Inc.(b)	7,506	1,021,942
Fortinet, Inc.(b)	14,704	4,249,603
Gartner, Inc.(b)	15,518	4,508,755
Jabil, Inc.	14,597	842,685
Juniper Networks, Inc.(c)	25,196	794,178
MaxLinear, Inc.(b)	14,121	675,972
NetApp, Inc.	9,892	724,589
Onto Innovation, Inc.(b)(c)	10,087	717,589

		28,153,602

Materials-3.90%
Cleveland-Cliffs, Inc.(b)	16,899	430,756

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11

Invesco Dynamic Market ETF (PWC)–(continued)

April 30, 2020

	Shares	Value
Materials-(continued)
Louisiana-Pacific Corp.	4,768	$307,631
Nucor Corp.	19,122	2,959,703
United States Steel Corp.	13,603	414,755

		4,112,845

Utilities-2.80%
Exelon Corp.	46,229	2,162,593
NRG Energy, Inc.	11,067	397,305
Otter Tail Corp.	6,745	390,940

		2,950,838

Total Common Stocks & Other Equity Interests (Cost $109,119,246)		105,352,098

Money Market Funds-0.11%
Invesco Government & Agency Portfolio, Institutional Class, 0.35%(d)(e) (Cost $111,719)	111,719	111,719

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateralfrom securities on loan)-100.06% (Cost $109,230,965)		105,463,817

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-6.70%
Invesco Private Government Fund, 0.40%(d)(e)(f)	2,120,222	$2,120,222
Invesco Private Prime Fund, 0.35%(d)(e)(f)	4,944,307	4,944,307

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $7,064,504)		7,064,529

TOTAL INVESTMENTS IN SECURITIES-106.76% (Cost $116,295,469)		112,528,346
OTHER ASSETS LESS LIABILITIES-(6.76)%		(7,127,361)

NET ASSETS-100.00%		$105,400,985

Notes	to Schedule of Investments:
(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2022.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2022.

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2022	Dividend Income

Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$106,010	$2,315,107	$(2,309,398)	$-	$-	$111,719	$83

Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	4,477,964	34,882,871	(37,240,613)	-	-	2,120,222	1,479*
Invesco Private Prime Fund	6,716,946	71,962,832	(73,734,265)	25	(1,231)	4,944,307	5,991*

Total	$11,300,920	$109,160,810	$(113,284,276)	$25	$(1,231)	$7,176,248	$7,553

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12

Invesco FTSE RAFI US 1000 ETF (PRF)

April 30, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.88%
Communication Services-8.60%
Activision Blizzard, Inc.	66,953	$5,061,647
Alphabet, Inc., Class A(b)	16,549	37,767,962
Alphabet, Inc., Class C(b)	15,568	35,795,969
Altice USA, Inc., Class A(b)	210,287	1,951,463
AMC Entertainment Holdings, Inc., Class A(b)(c)	45,242	692,203
AMC Networks, Inc., Class A(b)(c)	20,818	679,291
AT&T, Inc.	4,923,694	92,860,869
Cable One, Inc.(c)	477	556,277
Charter Communications, Inc., Class A(b)	24,822	10,635,979
Cinemark Holdings, Inc.(b)(c)	58,801	932,584
Comcast Corp., Class A	1,147,849	45,638,476
DISH Network Corp., Class A(b)	114,840	3,274,088
Electronic Arts, Inc.	20,117	2,374,812
Fox Corp., Class A	74,485	2,669,542
Fox Corp., Class B	35,318	1,173,970
Frontier Communications Parent, Inc.(b)(c) .	29,836	787,372
Gray Television, Inc.(c)	42,524	787,544
IAC/InterActiveCorp.(b)	8,098	671,162
iHeartMedia, Inc., Class A(b)	58,575	936,614
Interpublic Group of Cos., Inc. (The)	88,377	2,882,858
Liberty Broadband Corp., Class A(b)	2,224	239,436
Liberty Broadband Corp., Class C(b)	13,378	1,495,928
Liberty Global PLC, Class A (United Kingdom)(b)	102,608	2,335,358
Liberty Global PLC, Class C (United Kingdom)(b)	199,995	4,739,882
Liberty Latin America Ltd., Class A (Chile)(b)	15,233	140,753
Liberty Latin America Ltd., Class C (Chile)(b)	58,723	542,601
Liberty Media Corp.-Liberty Formula One, Class A(b)	2,745	157,618
Liberty Media Corp.-Liberty Formula One, Class C(b)	23,203	1,446,243
Liberty Media Corp.-Liberty SiriusXM, Class A(b)(c)	22,551	943,308
Liberty Media Corp.-Liberty SiriusXM, Class C(b)	38,982	1,632,566
Lions Gate Entertainment Corp., Class A(b)	20,501	276,559
Lions Gate Entertainment Corp., Class B(b)	41,515	521,844
Live Nation Entertainment, Inc.(b)(c)	7,811	819,218
Lumen Technologies, Inc.(c)	1,110,887	11,175,523
Match Group, Inc.(b)	7,467	591,013
Meta Platforms, Inc., Class A(b)	228,261	45,759,483
Netflix, Inc.(b)	15,449	2,940,872
News Corp., Class A	75,768	1,504,753
News Corp., Class B	23,316	464,222
Nexstar Media Group, Inc., Class A	8,332	1,319,955
Omnicom Group, Inc.(c)	62,507	4,758,658
Paramount Global, Class B	269,910	7,859,779
Spotify Technology S.A.(b)	7,129	724,663
Take-Two Interactive Software, Inc.(b)	8,967	1,071,646
TEGNA, Inc.	58,148	1,282,163
Telephone & Data Systems, Inc.(c)	71,645	1,312,536

	Shares	Value
Communication Services-(continued)
T-Mobile US, Inc.(b)	115,363	$14,205,800
Twitter, Inc.(b)(c)	67,103	3,289,389
Verizon Communications, Inc.	1,586,501	73,454,996
Walt Disney Co. (The)(b)	237,147	26,472,720
Warner Bros Discovery, Inc.(b)	1,333,405	24,201,301

		485,811,468

Consumer Discretionary-8.72%
Abercrombie & Fitch Co., Class A(b)	20,434	706,608
Academy Sports & Outdoors, Inc.(c)	31,730	1,185,433
Adient PLC(b)(c)	45,305	1,546,713
Advance Auto Parts, Inc.	10,306	2,057,387
Amazon.com, Inc.(b)	21,754	54,072,395
American Axle & Manufacturing Holdings, Inc.(b)	96,723	640,306
American Eagle Outfitters, Inc.(c)	45,255	683,803
Aptiv PLC(b)	32,635	3,472,364
Aramark	73,667	2,670,429
Asbury Automotive Group, Inc.(b)(c)	7,825	1,437,531
Autoliv, Inc. (Sweden)	22,696	1,672,241
AutoNation, Inc.(b)	25,875	2,999,171
AutoZone, Inc.(b)	2,178	4,259,014
Bath & Body Works, Inc.(c)	66,184	3,500,472
Bed Bath & Beyond, Inc.(b)(c)	129,644	1,764,455
Best Buy Co., Inc.	89,706	8,067,261
Big Lots, Inc.(c)	33,649	1,039,754
Bloomin’ Brands, Inc.(c)	29,283	643,933
Booking Holdings, Inc.(b)	2,301	5,085,923
BorgWarner, Inc.	77,233	2,844,491
Bright Horizons Family Solutions, Inc.(b)(c) .	5,652	645,684
Brinker International, Inc.(b)(c)	18,383	667,854
Brunswick Corp.	13,236	1,000,774
Burlington Stores, Inc.(b)(c)	6,697	1,363,241
Caesars Entertainment, Inc.(b)	17,954	1,189,991
Capri Holdings Ltd.(b)	23,664	1,128,773
CarMax, Inc.(b)(c)	43,379	3,721,051
Carnival Corp.(b)(c)	340,348	5,888,020
Carter’s, Inc.(c)	11,132	937,760
Chipotle Mexican Grill, Inc.(b)	966	1,406,119
Cracker Barrel Old Country Store, Inc.(c)	8,879	985,480
D.R. Horton, Inc.	59,051	4,109,359
Dana, Inc.	72,717	1,076,939
Darden Restaurants, Inc.	20,003	2,634,995
Deckers Outdoor Corp.(b)	2,816	748,352
Dick’s Sporting Goods, Inc.(c)	14,375	1,386,038
Dollar General Corp.	33,609	7,983,146
Dollar Tree, Inc.(b)	43,450	7,058,453
Domino’s Pizza, Inc.	2,483	839,254
eBay, Inc.	73,890	3,836,369
Expedia Group, Inc.(b)	11,618	2,030,246
Foot Locker, Inc.	45,850	1,343,864
Ford Motor Co.	1,949,279	27,601,791
GameStop Corp., Class A(b)(c)	8,320	1,040,582
Gap, Inc. (The)	145,665	1,809,159
Garmin Ltd.	21,322	2,339,876
General Motors Co.(b)	786,233	29,806,093
Gentex Corp.	39,493	1,159,120
Genuine Parts Co.(c)	33,585	4,367,729

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13

Invesco FTSE RAFI US 1000 ETF (PRF)–(continued)

April 30, 2022

	Shares	Value
Consumer Discretionary-(continued)
G-III Apparel Group Ltd.(b)	25,620	$678,418
Goodyear Tire & Rubber Co. (The)(b)(c)	212,544	2,831,086
Graham Holdings Co., Class B	1,404	831,687
Group 1 Automotive, Inc.(c)	9,514	1,656,768
H&R Block, Inc.(c)	61,565	1,605,000
Hanesbrands, Inc.(c)	132,189	1,752,826
Harley-Davidson, Inc.	50,603	1,844,479
Hasbro, Inc.	23,831	2,098,558
Hilton Worldwide Holdings, Inc.(b)	13,771	2,138,499
Home Depot, Inc. (The)	116,426	34,974,370
International Game Technology PLC(c)	28,272	617,178
KB Home	25,762	835,462
Kohl’s Corp.(c)	88,304	5,111,036
Las Vegas Sands Corp.(b)	96,186	3,407,870
LCI Industries(c)	5,770	561,536
Lear Corp.	24,864	3,181,100
Leggett & Platt, Inc.	44,628	1,590,096
Lennar Corp., Class A	59,465	4,548,478
Lennar Corp., Class B	3,421	223,049
Light & Wonder, Inc.(b)	20,417	1,144,577
Lithia Motors, Inc., Class A	6,151	1,741,533
LKQ Corp.	67,854	3,367,594
Lowe’s Cos., Inc.	82,522	16,317,075
lululemon athletica, inc.(b)	4,843	1,717,473
M.D.C. Holdings, Inc	19,136	706,310
M/I Homes, Inc.(b)	14,559	644,673
Macy’s, Inc.(c)	199,207	4,814,833
Marriott International, Inc., Class A(b)	22,575	4,007,514
Marriott Vacations Worldwide Corp.	5,682	848,493
Mattel, Inc.(b)	55,077	1,338,922
McDonald’s Corp.	80,242	19,993,097
Meritage Homes Corp.(b)	13,106	1,081,900
MGM Resorts International	84,059	3,449,781
Mohawk Industries, Inc.(b)	23,418	3,303,343
Murphy USA, Inc.	10,994	2,568,198
Newell Brands, Inc.(c)	103,740	2,401,581
NIKE, Inc., Class B	77,629	9,680,336
Nordstrom, Inc.(c)	98,686	2,536,230
Norwegian Cruise Line Holdings Ltd.(b)(c)	90,037	1,803,441
NVR, Inc.(b)	433	1,894,899
ODP Corp. (The)(b)	31,358	1,349,335
O’Reilly Automotive, Inc.(b)	5,001	3,033,357
Penn National Gaming, Inc.(b)(c)	33,332	1,218,951
Penske Automotive Group, Inc.(c)	14,362	1,505,425
Polaris, Inc.(c)	12,750	1,210,485
Pool Corp.	1,897	768,702
PulteGroup, Inc.	66,373	2,771,736
PVH Corp.	20,710	1,507,274
Qurate Retail, Inc., Class A(c)	348,587	1,467,551
Ralph Lauren Corp.(c)	9,632	1,005,003
Ross Stores, Inc.	45,130	4,502,620
Royal Caribbean Cruises Ltd.(b)(c)	46,726	3,632,012
Sally Beauty Holdings, Inc.(b)(c)	56,063	847,673
Service Corp. International	25,953	1,702,776
Signet Jewelers Ltd.	15,829	1,111,196
Six Flags Entertainment Corp.(b)	21,364	817,600
Skechers U.S.A., Inc., Class A(b)(c)	26,693	1,022,342
Sonic Automotive, Inc., Class A(c)	14,176	603,189
Starbucks Corp.	121,261	9,050,921
Tapestry, Inc.	64,454	2,121,826

	Shares	Value
Consumer Discretionary-(continued)
Target Corp.	96,653	$22,099,708
Taylor Morrison Home Corp., Class A(b)	54,615	1,430,367
Tempur Sealy International, Inc.	24,552	665,605
Terminix Global Holdings, Inc.(b)	23,516	1,079,149
Tesla, Inc.(b)	7,762	6,758,839
Texas Roadhouse, Inc.	8,332	685,974
Thor Industries, Inc.	18,095	1,385,172
TJX Cos., Inc. (The)	152,216	9,327,796
Toll Brothers, Inc.	33,058	1,532,899
TopBuild Corp.(b)	3,563	645,402
Tractor Supply Co.	10,713	2,158,134
Travel + Leisure Co.	18,180	1,008,626
Tri Pointe Homes, Inc.(b)	51,808	1,070,871
Tupperware Brands Corp.(b)(c)	41,123	722,942
Ulta Beauty, Inc.(b)	5,541	2,198,669
Under Armour, Inc., Class A(b)	30,849	473,841
Under Armour, Inc., Class C(b)	32,496	461,118
Urban Outfitters, Inc.(b)(c)	29,299	697,316
Vail Resorts, Inc.	5,105	1,297,487
VF Corp.(c)	65,721	3,417,492
Victoria’s Secret & Co.(b)(c)	19,469	917,379
Visteon Corp.(b)	12,567	1,315,891
Wayfair, Inc., Class A(b)	6,307	485,261
Whirlpool Corp.(c)	23,749	4,310,918
Williams-Sonoma, Inc.(c)	12,816	1,672,232
Wynn Resorts Ltd.(b)	19,604	1,381,690
Yum China Holdings, Inc. (China)	54,783	2,289,929
Yum! Brands, Inc.	30,106	3,522,703

		492,568,479

Consumer Staples-8.77%
Albertsons Cos., Inc., Class A	132,981	4,159,646
Altria Group, Inc.	528,377	29,361,910
Archer-Daniels-Midland Co.	179,611	16,085,961
B&G Foods, Inc.(c)	28,210	759,695
BJ’s Wholesale Club Holdings, Inc.(b)	36,863	2,372,134
Brown-Forman Corp., Class B	16,620	1,120,853
Bunge Ltd.	68,968	7,801,660
Campbell Soup Co.	50,875	2,402,317
Casey’s General Stores, Inc.	9,346	1,881,350
Church & Dwight Co., Inc.	22,203	2,166,125
Clorox Co. (The)	21,064	3,022,052
Coca-Cola Co. (The)	506,511	32,725,676
Coca-Cola Europacific Partners PLC (United Kingdom)	71,045	3,548,698
Colgate-Palmolive Co.	116,331	8,963,304
Conagra Brands, Inc.	124,041	4,332,752
Constellation Brands, Inc., Class A	23,454	5,771,795
Costco Wholesale Corp.	52,760	28,053,547
Coty, Inc., Class A(b)	89,455	725,480
Darling Ingredients, Inc.(b)	22,815	1,674,393
Edgewell Personal Care Co.(c)	20,001	762,838
Energizer Holdings, Inc.(c)	20,367	616,916
Estee Lauder Cos., Inc. (The), Class A	10,728	2,832,836
Flowers Foods, Inc.	42,530	1,127,896
General Mills, Inc.	134,868	9,539,214
Hain Celestial Group, Inc. (The)(b)	19,260	645,980
Herbalife Nutrition Ltd.(b)(c)	27,466	730,046
Hershey Co. (The)	14,946	3,374,358
Hormel Foods Corp.	45,677	2,393,018

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14

Invesco FTSE RAFI US 1000 ETF (PRF)–(continued)

April 30, 2022

	Shares	Value
Consumer Staples-(continued)
Ingredion, Inc.	24,787	$2,109,622
JM Smucker Co. (The)	29,352	4,019,169
Kellogg Co.	64,028	4,385,918
Keurig Dr Pepper, Inc.	125,806	4,705,144
Kimberly-Clark Corp.	69,359	9,629,110
Kraft Heinz Co. (The)	290,185	12,370,587
Kroger Co. (The)	430,339	23,221,092
Lamb Weston Holdings, Inc.	19,187	1,268,261
McCormick & Co., Inc.	25,089	2,523,201
Molson Coors Beverage Co., Class B(c)	86,177	4,665,623
Mondelez International, Inc., Class A	212,123	13,677,691
Monster Beverage Corp.(b)	23,304	1,996,687
Nomad Foods Ltd. (United Kingdom)(b)(c)	34,785	642,131
Nu Skin Enterprises, Inc., Class A	15,933	679,383
PepsiCo, Inc.	200,735	34,468,207
Performance Food Group Co.(b)(c)	62,929	3,099,253
Philip Morris International, Inc.	304,277	30,427,700
Post Holdings, Inc.(b)(c)	18,742	1,394,217
Procter & Gamble Co. (The)	302,098	48,501,834
Rite Aid Corp.(b)(c)	215,693	1,373,964
Sanderson Farms, Inc.	4,472	846,863
Spectrum Brands Holdings, Inc.(c)	10,078	857,335
Sprouts Farmers Market, Inc.(b)(c)	42,356	1,262,209
Sysco Corp.	125,162	10,698,848
TreeHouse Foods, Inc.(b)(c)	28,869	909,374
Tyson Foods, Inc., Class A	91,403	8,515,103
United Natural Foods, Inc.(b)(c)	43,943	1,886,473
US Foods Holding Corp.(b)	126,495	4,758,742
Walgreens Boots Alliance, Inc.	463,664	19,659,354
Walmart, Inc.	404,352	61,861,812

		495,367,357

Energy-7.88%
Antero Resources Corp.(b)	81,545	2,870,384
APA Corp.	75,694	3,098,155
Baker Hughes Co., Class A	272,896	8,465,234
Cheniere Energy, Inc.	23,596	3,204,573
Chesapeake Energy Corp.(c)	16,373	1,342,914
Chevron Corp.	564,387	88,422,511
CNX Resources Corp.(b)	64,867	1,333,017
ConocoPhillips	194,673	18,595,165
Coterra Energy, Inc.	57,493	1,655,224
Delek US Holdings, Inc.(b)(c)	68,033	1,646,399
Devon Energy Corp.	46,610	2,711,304
Diamondback Energy, Inc.	13,941	1,759,772
DT Midstream, Inc.	21,358	1,147,993
EOG Resources, Inc.	82,866	9,675,434
EQT Corp.	63,127	2,509,298
Equitrans Midstream Corp.	207,529	1,631,178
Exxon Mobil Corp.	1,436,095	122,427,099
Halliburton Co.	149,323	5,318,885
Helmerich & Payne, Inc.	54,504	2,508,819
Hess Corp.	25,187	2,596,024
HF Sinclair Corp.	96,214	3,658,056
Kinder Morgan, Inc.	785,459	14,256,081
Marathon Oil Corp.	174,974	4,360,352
Marathon Petroleum Corp.	231,327	20,185,594
Murphy Oil Corp.(c)	51,557	1,963,291
Nabors Industries Ltd.(b)	5,934	917,515
NOV, Inc.(c)	106,431	1,929,594

	Shares	Value
Energy-(continued)
Occidental Petroleum Corp.	273,613	$15,073,340
ONEOK, Inc.	114,287	7,237,796
Ovintiv, Inc.	40,769	2,086,965
PBF Energy, Inc., Class A(b)	143,154	4,160,055
PDC Energy, Inc.	16,501	1,150,780
Peabody Energy Corp.(b)(c)	47,799	1,082,169
Phillips 66	217,987	18,912,552
Pioneer Natural Resources Co.(c)	15,418	3,584,223
Schlumberger N.V.	322,224	12,569,958
SM Energy Co.	21,002	746,201
Targa Resources Corp.	58,586	4,300,798
TechnipFMC PLC (United Kingdom)(b)(c)	283,412	1,961,211
Transocean Ltd.(b)	754,578	2,837,213
Valaris Ltd.(b)	25,822	1,310,467
Valero Energy Corp.	233,642	26,046,410
Williams Cos., Inc. (The)	316,756	10,861,563
World Fuel Services Corp.	33,013	799,575

		444,911,141

Financials-18.14%
Affiliated Managers Group, Inc.	9,199	1,155,118
Aflac, Inc.	192,913	11,050,057
AGNC Investment Corp.	234,852	2,578,675
Alleghany Corp.(b)	3,549	2,968,738
Allstate Corp. (The)	108,157	13,686,187
Ally Financial, Inc.	136,558	5,456,858
American Equity Investment Life Holding Co.	43,573	1,643,574
American Express Co.	81,630	14,261,577
American Financial Group, Inc.	20,659	2,860,858
American International Group, Inc.	355,283	20,787,608
Ameriprise Financial, Inc.	17,898	4,751,740
Annaly Capital Management, Inc.(c)	497,365	3,193,083
Aon PLC, Class A	15,840	4,561,762
Apollo Commercial Real Estate Finance, Inc.	59,644	718,114
Arch Capital Group Ltd.(b)	90,516	4,133,866
Arthur J. Gallagher & Co.	21,465	3,616,638
Associated Banc-Corp.	50,347	1,004,423
Assurant, Inc.	15,703	2,856,062
Assured Guaranty Ltd.	28,722	1,584,018
Atlantic Union Bankshares Corp.	18,511	625,302
AXIS Capital Holdings Ltd.	27,878	1,598,246
Bank of America Corp.	1,620,062	57,803,812
Bank of Hawaii Corp.	8,820	655,679
Bank of New York Mellon Corp. (The)	244,430	10,280,726
Bank OZK	28,076	1,078,680
BankUnited, Inc.	26,595	998,376
Berkshire Hathaway, Inc., Class B(b)	440,401	142,174,655
BlackRock, Inc.	20,318	12,692,248
Blackstone Mortgage Trust, Inc., Class A(c)	42,511	1,277,030
Blackstone, Inc., Class A	38,425	3,902,827
BOK Financial Corp.(c)	7,668	635,907
Brighthouse Financial, Inc.(b)	49,551	2,544,939
Brown & Brown, Inc.	18,432	1,142,415
Cadence Bank(c)	26,123	654,120
Cannae Holdings, Inc.(b)	29,173	653,475
Capital One Financial Corp.	151,591	18,891,270
Carlyle Group, Inc. (The)	17,783	645,345

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15

Invesco FTSE RAFI US 1000 ETF (PRF)–(continued)

April 30, 2022

	Shares	Value
Financials-(continued)
Cathay General Bancorp.	17,523	$702,497
Cboe Global Markets, Inc.	11,146	1,259,275
Charles Schwab Corp. (The)	124,226	8,239,911
Chimera Investment Corp.(c)	140,032	1,403,121
Chubb Ltd.	95,333	19,681,498
Cincinnati Financial Corp.	31,262	3,834,597
Citigroup, Inc.	1,064,396	51,314,531
Citizens Financial Group, Inc.	148,806	5,862,956
CME Group, Inc., Class A	40,923	8,976,051
CNO Financial Group, Inc.	66,864	1,614,097
Columbia Banking System, Inc.	21,943	616,159
Comerica, Inc.	34,292	2,808,515
Commerce Bancshares, Inc.(c)	16,878	1,153,949
Community Bank System, Inc.	9,932	639,621
Credicorp Ltd. (Peru)	20,254	2,813,078
Cullen/Frost Bankers, Inc.	10,314	1,364,439
Discover Financial Services	68,423	7,694,851
East West Bancorp, Inc.	21,626	1,541,934
Enstar Group Ltd.(b)	3,328	784,576
Equitable Holdings, Inc.	123,251	3,553,326
Essent Group Ltd.	19,519	791,105
Evercore, Inc., Class A	7,501	793,231
Everest Re Group Ltd.	10,723	2,945,715
F.N.B. Corp.	114,170	1,315,238
FactSet Research Systems, Inc.	2,144	865,083
Federated Hermes, Inc., Class B(c)	28,682	816,863
Fidelity National Financial, Inc.	78,566	3,128,498
Fifth Third Bancorp	162,878	6,112,811
First American Financial Corp.(c)	34,866	2,033,036
First Citizens BancShares, Inc., Class A	1,201	767,895
First Hawaiian, Inc.(c)	38,638	912,243
First Horizon Corp.	122,980	2,752,292
First Republic Bank	17,532	2,616,125
Flagstar Bancorp, Inc.	15,736	555,481
Franklin Resources, Inc.	113,959	2,802,252
Fulton Financial Corp.	48,003	728,205
Genworth Financial, Inc., Class A(b)	224,963	834,613
Glacier Bancorp, Inc.	16,552	757,420
Globe Life, Inc.	26,848	2,633,252
Goldman Sachs Group, Inc. (The)	86,680	26,479,873
Hancock Whitney Corp.	21,564	1,008,548
Hanover Insurance Group, Inc. (The)	10,626	1,560,109
Hartford Financial Services Group, Inc. (The)	117,733	8,233,069
Home BancShares, Inc.	35,295	763,078
Hope Bancorp, Inc.	40,430	578,149
Huntington Bancshares, Inc.	313,095	4,117,199
Intercontinental Exchange, Inc.	53,675	6,216,102
Invesco Ltd.(d)	159,034	2,923,045
Jackson Financial, Inc., Class A(c)	45,828	1,938,983
Janus Henderson Group PLC	56,422	1,719,743
Jefferies Financial Group, Inc.(c)	74,031	2,277,194
JPMorgan Chase & Co.	739,043	88,212,172
Kemper Corp.(c)	29,519	1,362,597
KeyCorp	247,057	4,770,671
KKR & Co., Inc., Class A	60,152	3,065,947
Lazard Ltd., Class A	45,478	1,490,314
Lincoln National Corp.	95,133	5,722,250
Loews Corp.	53,364	3,353,394
LPL Financial Holdings, Inc.(c)	8,395	1,577,169

	Shares	Value
Financials-(continued)
M&T Bank Corp.	47,535	$7,921,302
Markel Corp.(b)	3,370	4,560,554
Marsh & McLennan Cos., Inc.	50,683	8,195,441
MetLife, Inc.	324,847	21,335,951
MFA Financial, Inc.	54,850	781,612
MGIC Investment Corp.	76,305	996,543
Moody’s Corp.	8,193	2,592,921
Morgan Stanley	257,076	20,717,755
MSCI, Inc.	2,188	921,695
Nasdaq, Inc.	11,505	1,810,542
Navient Corp.	112,875	1,793,584
New Residential Investment Corp.	260,567	2,709,897
New York Community Bancorp, Inc.(c)	216,011	1,995,942
Northern Trust Corp.	43,458	4,478,347
Old National Bancorp	51,108	774,797
Old Republic International Corp.	111,698	2,458,473
OneMain Holdings, Inc.	45,501	2,089,861
PacWest Bancorp.	34,777	1,143,816
PennyMac Mortgage Investment Trust(c)	54,111	830,063
Pinnacle Financial Partners, Inc.	11,624	901,441
PNC Financial Services Group, Inc. (The)	95,469	15,857,401
Popular, Inc.	21,807	1,700,728
Primerica, Inc.	7,804	1,011,086
Principal Financial Group, Inc.(c)	98,985	6,744,838
Progressive Corp. (The)	118,062	12,675,136
Prosperity Bancshares, Inc.(c)	20,955	1,370,038
Prudential Financial, Inc.	155,736	16,898,913
Radian Group, Inc.	52,912	1,131,788
Raymond James Financial, Inc.	25,824	2,516,807
Regions Financial Corp.	265,121	5,493,307
Reinsurance Group of America, Inc.	34,377	3,689,340
RenaissanceRe Holdings Ltd. (Bermuda)	11,843	1,699,707
S&P Global, Inc.(c)	18,336	6,903,504
SEI Investments Co.	13,731	765,091
Selective Insurance Group, Inc.(c)	12,657	1,042,430
Signature Bank	5,125	1,241,531
Simmons First National Corp., Class A	29,405	701,897
SLM Corp.	59,091	988,592
South State Corp.(c)	13,254	1,026,390
Starwood Property Trust, Inc.	95,187	2,177,879
State Street Corp.	93,049	6,231,492
Stifel Financial Corp.	16,491	1,019,968
SVB Financial Group(b)	4,809	2,345,061
Synchrony Financial	245,349	9,031,297
Synovus Financial Corp.	32,604	1,354,370
T. Rowe Price Group, Inc.(c)	37,481	4,611,662
Texas Capital Bancshares, Inc.(b)	15,661	804,349
Travelers Cos., Inc. (The)	91,978	15,733,757
Truist Financial Corp.	297,463	14,382,336
Two Harbors Investment Corp.(c)	143,280	689,177
U.S. Bancorp	363,888	17,670,401
UMB Financial Corp.(c)	8,509	767,342
Umpqua Holdings Corp.	53,671	887,718
United Bankshares, Inc.(c)	35,731	1,188,413
Unum Group	152,236	4,646,243
Valley National Bancorp(c)	101,893	1,220,678
Voya Financial, Inc.(c)	41,849	2,642,346
W.R. Berkley Corp.	40,788	2,711,994
Washington Federal, Inc.(c)	20,319	618,307
Webster Financial Corp.	20,930	1,046,291

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16

Invesco FTSE RAFI US 1000 ETF (PRF)–(continued)

April 30, 2022

	Shares	Value
Financials-(continued)
Wells Fargo & Co.	1,431,227	$62,444,434
WesBanco, Inc.	19,627	632,774
Western Alliance Bancorporation	10,264	781,193
White Mountains Insurance Group Ltd.	680	712,654
Willis Towers Watson PLC	19,943	4,284,953
Wintrust Financial Corp.	11,932	1,041,902
Zions Bancorporation N.A.	36,174	2,044,193

		1,024,706,199

Health Care-12.98%
Abbott Laboratories	158,924	18,037,874
AbbVie, Inc.	226,501	33,268,467
Acadia Healthcare Co., Inc.(b)(c)	20,493	1,391,065
Agilent Technologies, Inc.	18,998	2,265,891
Align Technology, Inc.(b)	2,501	725,065
AmerisourceBergen Corp.	71,387	10,800,139
Amgen, Inc.	104,245	24,308,892
Anthem, Inc.	50,542	25,368,546
Avantor, Inc.(b)	40,639	1,295,571
Baxter International, Inc.(c)	61,686	4,383,407
Becton, Dickinson and Co.	34,293	8,476,887
Biogen, Inc.(b)	44,437	9,218,011
BioMarin Pharmaceutical, Inc.(b)	11,277	917,384
Bio-Rad Laboratories, Inc., Class A(b)	2,856	1,462,443
Boston Scientific Corp.(b)	136,345	5,741,488
Bristol-Myers Squibb Co.	310,589	23,378,034
Brookdale Senior Living, Inc.(b)	153,379	947,882
Cardinal Health, Inc.	249,654	14,492,415
Catalent, Inc.(b)	13,633	1,234,604
Centene Corp.(b)	199,246	16,049,265
Cerner Corp.	26,920	2,520,789
Change Healthcare, Inc.(b)	66,892	1,575,976
Charles River Laboratories International, Inc.(b)	3,882	937,542
Cigna Corp.	91,339	22,540,638
Community Health Systems, Inc.(b)	123,007	943,464
Cooper Cos., Inc. (The)	3,051	1,101,533
CVS Health Corp.	481,225	46,260,159
Danaher Corp.	37,881	9,513,056
DaVita, Inc.(b)	22,792	2,469,969
DENTSPLY SIRONA, Inc.	24,471	978,595
Edwards Lifesciences Corp.(b)	21,494	2,273,635
Elanco Animal Health, Inc.(b)	79,985	2,024,420
Eli Lilly and Co.	54,102	15,804,817
Embecta Corp.(b)(c)	6,858	208,689
Encompass Health Corp.	23,308	1,604,290
Enovis Corp.(b)(c)	8,745	567,288
Envista Holdings Corp.(b)(c)	29,742	1,178,378
Gilead Sciences, Inc.	366,104	21,724,611
HCA Healthcare, Inc.	38,641	8,290,427
Henry Schein, Inc.(b)	30,048	2,436,893
Hologic, Inc.(b)	25,732	1,852,447
Horizon Therapeutics PLC(b)	12,146	1,197,110
Humana, Inc.	28,510	12,674,406
ICON PLC (Ireland)(b)	4,582	1,036,494
IDEXX Laboratories, Inc.(b)	1,919	826,091
Illumina, Inc.(b)	6,235	1,849,613
Incyte Corp.(b)	10,062	754,248
Intuitive Surgical, Inc.(b)	12,159	2,909,649
IQVIA Holdings, Inc.(b)	17,436	3,800,874

	Shares	Value
Health Care-(continued)
Jazz Pharmaceuticals PLC(b)	11,352	$1,818,817
Johnson & Johnson	404,203	72,942,473
Laboratory Corp. of America Holdings(b)	19,594	4,708,046
McKesson Corp.	68,981	21,357,207
MEDNAX, Inc.(b)	29,569	547,618
Medtronic PLC	243,966	25,460,292
Merck & Co., Inc.	432,057	38,319,135
Mettler-Toledo International, Inc.(b)	777	992,641
Molina Healthcare, Inc.(b)	11,684	3,662,350
Organon & Co.	132,838	4,294,653
Owens & Minor, Inc.(c)	33,405	1,185,543
Patterson Cos., Inc.	34,273	1,054,580
PerkinElmer, Inc.	7,345	1,076,850
Perrigo Co. PLC	49,105	1,684,302
Pfizer, Inc.	1,040,280	51,046,540
Premier, Inc., Class A	26,395	955,763
Quest Diagnostics, Inc.	28,506	3,815,243
Regeneron Pharmaceuticals, Inc.(b)	8,135	5,361,860
ResMed, Inc.	7,255	1,450,782
Royalty Pharma PLC, Class A	27,471	1,169,715
Select Medical Holdings Corp.	50,422	1,140,041
STERIS PLC	6,206	1,390,454
Stryker Corp.	28,383	6,847,683
Syneos Health, Inc.(b)	17,586	1,285,361
Teladoc Health, Inc.(b)(c)	42,899	1,448,270
Teleflex, Inc.	4,039	1,153,619
Tenet Healthcare Corp.(b)	57,007	4,133,578
Thermo Fisher Scientific, Inc.	23,248	12,854,284
United Therapeutics Corp.(b)	7,113	1,262,984
UnitedHealth Group, Inc.	122,571	62,333,482
Universal Health Services, Inc., Class B	21,580	2,644,197
Vertex Pharmaceuticals, Inc.(b)	13,095	3,577,816
Viatris, Inc.	554,132	5,724,184
Waters Corp.(b)	3,338	1,011,481
West Pharmaceutical Services, Inc.	2,229	702,269
Zimmer Biomet Holdings, Inc.	34,524	4,168,773
Zoetis, Inc.	18,248	3,234,458

		733,436,775

Industrials-9.55%
3M Co.	142,667	20,575,435
A.O. Smith Corp.	15,720	918,520
ABM Industries, Inc.(c)	25,932	1,251,738
Acuity Brands, Inc.	5,996	1,034,190
AECOM	47,532	3,353,858
AerCap Holdings N.V. (Ireland)(b)	35,867	1,675,348
AGCO Corp.	12,693	1,617,088
Air Lease Corp.	35,430	1,427,120
Allegion PLC	9,032	1,031,816
Allison Transmission Holdings, Inc.	29,328	1,098,040
AMERCO	1,593	853,020
American Airlines Group, Inc.(b)(c)	94,484	1,773,465
AMETEK, Inc.	19,328	2,440,353
Applied Industrial Technologies, Inc.	7,482	783,291
ASGN, Inc.(b)	9,570	1,085,716
Atlas Air Worldwide Holdings, Inc.(b)(c)	14,163	976,397
Avis Budget Group, Inc.(b)(c)	15,934	4,265,054
Beacon Roofing Supply, Inc.(b)(c)	20,716	1,235,295
Boeing Co. (The)(b)	99,013	14,737,095
Boise Cascade Co.	11,140	841,961

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17

Invesco FTSE RAFI US 1000 ETF (PRF)–(continued)

April 30, 2022

	Shares	Value
Industrials-(continued)
Booz Allen Hamilton Holding Corp.	23,661	$1,931,447
Brink’s Co. (The)	10,524	620,390
Builders FirstSource, Inc.(b)	23,385	1,439,814
BWX Technologies, Inc.	16,069	834,302
C.H. Robinson Worldwide, Inc.(c)	36,437	3,867,788
CACI International, Inc., Class A(b)	5,951	1,578,800
Carlisle Cos., Inc.	6,757	1,752,496
Carrier Global Corp.	131,935	5,049,152
Caterpillar, Inc.	99,485	20,945,572
Cintas Corp.	6,879	2,732,752
Clarivate PLC(b)(c)	80,341	1,259,747
Clean Harbors, Inc.(b)(c)	10,888	1,142,478
Copart, Inc.(b)	9,373	1,065,241
CoStar Group, Inc.(b)	21,953	1,396,650
Crane Co.	9,211	886,375
CSX Corp.	263,644	9,053,535
Cummins, Inc.	35,603	6,735,732
Curtiss-Wright Corp.	6,438	920,055
Deere & Co.	30,527	11,525,469
Delta Air Lines, Inc.(b)	56,688	2,439,285
Donaldson Co., Inc.	18,853	924,551
Dover Corp.	16,994	2,265,300
Dycom Industries, Inc.(b)(c)	9,386	796,965
Eaton Corp. PLC	66,398	9,629,038
EMCOR Group, Inc.	13,059	1,390,522
Emerson Electric Co.	98,849	8,914,203
EnerSys	11,183	732,039
Equifax, Inc.	9,113	1,854,678
Esab Corp.(b)	8,744	410,968
Expeditors International of Washington, Inc.	21,520	2,131,986
Fastenal Co.	63,544	3,514,619
FedEx Corp.	74,843	14,874,298
Flowserve Corp.	38,713	1,266,302
Fluor Corp.(b)(c)	114,961	2,845,285
Fortive Corp.	35,684	2,051,830
Fortune Brands Home & Security, Inc.	21,499	1,531,804
FTI Consulting, Inc.(b)(c)	5,379	848,322
GATX Corp.(c)	9,981	1,031,936
Generac Holdings, Inc.(b)	2,892	634,447
General Dynamics Corp.	52,537	12,426,577
General Electric Co.	339,499	25,309,650
GEO Group, Inc. (The)(b)(c)	166,628	1,088,081
GMS, Inc.(b)	14,305	685,925
Graco, Inc.	12,756	791,127
Greenbrier Cos., Inc. (The)	17,618	752,465
GXO Logistics, Inc.(b)(c)	18,440	1,091,464
HEICO Corp.(c)	2,068	292,064
HEICO Corp., Class A	3,548	413,839
Herc Holdings, Inc.(c)	5,113	653,544
Hexcel Corp.	15,260	829,534
Honeywell International, Inc.	102,179	19,772,658
Howmet Aerospace, Inc.	62,408	2,129,361
Hub Group, Inc., Class A(b)	10,709	719,216
Hubbell, Inc.	9,656	1,886,396
Huntington Ingalls Industries, Inc.	12,037	2,560,751
IDEX Corp.	7,503	1,424,219
Illinois Tool Works, Inc.	37,433	7,378,419
Ingersoll Rand, Inc.	44,661	1,963,298
ITT, Inc.	11,805	828,947

	Shares	Value
Industrials-(continued)
J.B. Hunt Transport Services, Inc.	10,111	$1,727,464
Jacobs Engineering Group, Inc.	21,221	2,940,170
JELD-WEN Holding, Inc.(b)(c)	44,460	924,323
Johnson Controls International PLC	137,911	8,256,732
KAR Auction Services, Inc.(b)(c)	62,959	922,979
KBR, Inc.(c)	25,688	1,264,620
Kennametal, Inc.	22,827	587,339
Kirby Corp.(b)	17,024	1,109,965
Knight-Swift Transportation Holdings, Inc.	32,386	1,550,966
L3Harris Technologies, Inc.	28,854	6,701,630
Landstar System, Inc.	6,164	954,804
Leidos Holdings, Inc.	40,640	4,206,646
Lennox International, Inc.	3,980	848,496
Lincoln Electric Holdings, Inc.	7,736	1,042,271
Lockheed Martin Corp.	46,970	20,296,676
ManpowerGroup, Inc.	28,956	2,611,831
Masco Corp.	35,452	1,867,966
MasTec, Inc.(b)	15,322	1,103,337
MDU Resources Group, Inc.	68,694	1,769,557
Meritor, Inc.(b)	35,366	1,269,993
Middleby Corp. (The)(b)	6,541	1,006,594
MSC Industrial Direct Co., Inc., Class A	14,511	1,202,381
Mueller Industries, Inc.(c)	14,694	795,680
Nielsen Holdings PLC	171,994	4,611,159
Nordson Corp.	4,598	991,743
Norfolk Southern Corp.	33,023	8,515,971
Northrop Grumman Corp.	24,967	10,970,500
nVent Electric PLC	33,018	1,115,348
Old Dominion Freight Line, Inc.	5,110	1,431,413
Oshkosh Corp.	16,529	1,527,941
Otis Worldwide Corp.	46,777	3,407,237
Owens Corning	22,743	2,068,021
PACCAR, Inc.	84,908	7,051,609
Parker-Hannifin Corp.	16,388	4,438,198
Pentair PLC	25,650	1,301,737
Pitney Bowes, Inc.	197,407	1,040,335
Quanta Services, Inc.	21,882	2,537,874
Raytheon Technologies Corp.	243,711	23,130,611
Regal Rexnord Corp.	7,607	967,915
Republic Services, Inc.	31,760	4,264,415
Resideo Technologies, Inc.(b)	50,605	1,138,106
Robert Half International, Inc.	12,968	1,274,884
Rockwell Automation, Inc.	11,846	2,993,129
Rush Enterprises, Inc., Class A	14,474	736,437
Ryder System, Inc.(c)	34,930	2,441,607
Science Applications International Corp.	15,501	1,290,148
Sensata Technologies Holding PLC(b)	28,775	1,306,673
Snap-on, Inc.	10,304	2,189,497
Southwest Airlines Co.(b)(c)	33,914	1,584,462
Spirit AeroSystems Holdings, Inc., Class A.	26,296	1,105,484
Stanley Black & Decker, Inc.	32,781	3,938,637
Stericycle, Inc.(b)	19,894	998,480
Sunrun, Inc.(b)(c)	54,433	1,087,571
Terex Corp.	19,300	656,200
Textron, Inc.	47,242	3,271,508
Timken Co. (The)	15,832	912,556
Toro Co. (The)	10,483	840,003
Trane Technologies PLC	28,920	4,045,619
TransDigm Group, Inc.(b)	8,254	4,909,562
TransUnion	12,495	1,093,562

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18

Invesco FTSE RAFI US 1000 ETF (PRF)–(continued)

April 30, 2022

	Shares	Value
Industrials-(continued)
Trinity Industries, Inc.	27,614	$766,012
Triton International Ltd. (Bermuda)	19,523	1,192,660
Uber Technologies, Inc.(b)	85,497	2,691,446
UFP Industries, Inc.	10,737	830,722
Union Pacific Corp.	75,276	17,636,414
United Airlines Holdings, Inc.(b)(c)	51,143	2,582,721
United Parcel Service, Inc., Class B	97,751	17,593,225
United Rentals, Inc.(b)	15,868	5,022,539
Univar Solutions, Inc.(b)	66,585	1,938,955
Valmont Industries, Inc.	3,545	882,031
Verisk Analytics, Inc.	8,194	1,671,986
Veritiv Corp.(b)	7,287	1,024,115
W.W. Grainger, Inc.	6,366	3,183,191
Wabtec Corp.	26,529	2,385,222
Waste Management, Inc.	56,350	9,266,194
Watsco, Inc.	5,102	1,361,112
Werner Enterprises, Inc.	19,793	784,397
WESCO International, Inc.(b)	16,338	2,013,822
Woodward, Inc.(c)	6,694	739,553
XPO Logistics, Inc.(b)	27,307	1,468,844
Xylem, Inc.	20,806	1,674,883

		539,657,124

Information Technology-12.83%
Accenture PLC, Class A	51,863	15,577,571
Adobe, Inc.(b)	14,999	5,938,854
Advanced Micro Devices, Inc.(b)	22,479	1,922,404
Akamai Technologies, Inc.(b)	19,046	2,138,485
Amdocs Ltd.	23,064	1,837,970
Amkor Technology, Inc.	32,225	606,152
Amphenol Corp., Class A	45,776	3,272,984
Analog Devices, Inc.	36,746	5,672,847
ANSYS, Inc.(b)	4,624	1,274,791
Apple, Inc.	729,162	114,952,389
Applied Materials, Inc.	58,465	6,451,613
Arista Networks, Inc.(b)	8,547	987,777
Arrow Electronics, Inc.(b)	34,379	4,051,909
Automatic Data Processing, Inc.	40,518	8,840,217
Avnet, Inc.	51,166	2,233,908
Black Knight, Inc.(b)	18,566	1,221,457
Block, Inc., Class A(b)(c)	10,822	1,077,222
Bread Financial Holdings, Inc.	26,438	1,448,802
Broadcom, Inc.	33,492	18,567,630
Broadridge Financial Solutions, Inc.	12,365	1,782,167
Cadence Design Systems, Inc.(b)	9,130	1,377,260
CDK Global, Inc.	19,593	1,066,055
CDW Corp.	18,044	2,944,420
Check Point Software Technologies Ltd. (Israel)(b)	10,359	1,308,238
Ciena Corp.(b)	18,371	1,013,528
Cirrus Logic, Inc.(b)	8,200	621,560
Cisco Systems, Inc.	684,539	33,528,720
Citrix Systems, Inc.	10,691	1,070,169
Cognex Corp.	10,677	722,085
Cognizant Technology Solutions Corp., Class A	71,579	5,790,741
CommScope Holding Co., Inc.(b)	152,266	918,164
Concentrix Corp.	5,410	851,967
Conduent, Inc.(b)	146,864	826,844
Corning, Inc.(c)	136,114	4,789,852

	Shares	Value
Information Technology-(continued)
Dell Technologies, Inc., Class C	57,740	$2,714,357
DXC Technology Co.(b)	99,093	2,843,969
Entegris, Inc.	5,300	590,367
EPAM Systems, Inc.(b)	1,892	501,361
Euronet Worldwide, Inc.(b)(c)	6,748	820,894
F5, Inc.(b)	6,131	1,026,391
Fidelity National Information Services, Inc.	121,831	12,079,544
First Solar, Inc.(b)(c)	22,188	1,620,390
Fiserv, Inc.(b)	92,252	9,033,316
FleetCor Technologies, Inc.(b)	8,192	2,044,068
Flex Ltd.(b)	307,566	5,071,763
Gartner, Inc.(b)	4,031	1,171,207
Genpact Ltd.	24,157	972,802
Global Payments, Inc.(c)	38,854	5,322,221
Hewlett Packard Enterprise Co.	546,681	8,424,354
HP, Inc.(c)	325,379	11,918,633
II-VI Incorporated(b)(c)	10,408	637,074
Insight Enterprises, Inc.(b)(c)	14,747	1,465,409
Intel Corp.	1,243,583	54,207,783
International Business Machines Corp.	307,221	40,617,688
Intuit, Inc.	7,781	3,258,294
IPG Photonics Corp.(b)(c)	5,191	490,446
Jabil, Inc.	60,893	3,515,353
Jack Henry & Associates, Inc.	6,158	1,167,434
Juniper Networks, Inc.(c)	70,968	2,236,911
Keysight Technologies, Inc.(b)	10,394	1,457,966
KLA Corp.	8,845	2,823,855
Kyndryl Holdings, Inc.(b)(c)	179,742	2,137,132
Lam Research Corp.	8,454	3,937,535
Marvell Technology, Inc.	31,692	1,840,671
Mastercard, Inc., Class A	26,141	9,499,117
Maximus, Inc.	10,702	779,962
Microchip Technology, Inc.	46,821	3,052,729
Micron Technology, Inc.	216,645	14,773,023
Microsoft Corp.	359,920	99,884,998
MKS Instruments, Inc.	6,300	718,074
Motorola Solutions, Inc.	13,582	2,902,338
National Instruments Corp.	21,590	780,263
NCR Corp.(b)	42,619	1,492,944
NetApp, Inc.	28,995	2,123,884
NortonLifeLock, Inc.	119,741	2,998,315
NVIDIA Corp.	28,952	5,369,727
NXP Semiconductors N.V. (China)	26,467	4,523,210
ON Semiconductor Corp.(b)	38,050	1,982,785
Oracle Corp.	208,227	15,283,862
Paychex, Inc.	34,445	4,365,215
PayPal Holdings, Inc.(b)	84,716	7,449,078
Paysafe Ltd.(b)	248,684	691,342
Qorvo, Inc.(b)	16,031	1,824,007
QUALCOMM, Inc.	106,524	14,880,338
Roper Technologies, Inc.	8,252	3,877,780
Sabre Corp.(b)(c)	100,248	1,049,597
salesforce.com, inc.(b)	54,705	9,624,798
Sanmina Corp.(b)	32,160	1,315,022
Seagate Technology Holdings PLC	39,551	3,244,764
ServiceNow, Inc.(b)	1,841	880,182
Skyworks Solutions, Inc.	19,738	2,236,315
SS&C Technologies Holdings, Inc.	25,140	1,625,552
Synopsys, Inc.(b)	6,625	1,899,984

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19

Invesco FTSE RAFI US 1000 ETF (PRF)–(continued)

April 30, 2022

	Shares	Value
Information Technology-(continued)
TD SYNNEX Corp.	7,363	$736,963
TE Connectivity Ltd. (Switzerland)	42,508	5,304,148
Teledyne Technologies, Inc.(b)	3,346	1,443,966
Teradyne, Inc.(c)	9,947	1,049,011
Texas Instruments, Inc.	94,561	16,099,010
Trimble, Inc.(b)	22,118	1,475,271
TTM Technologies, Inc.(b)	73,244	1,021,754
Twilio, Inc., Class A(b)	9,734	1,088,456
ViaSat, Inc.(b)(c)	21,131	777,832
Visa, Inc., Class A(c)	65,696	14,001,788
Vishay Intertechnology, Inc.	43,490	810,219
VMware, Inc., Class A	22,359	2,415,666
Vontier Corp.	38,860	995,593
Western Digital Corp.(b)	125,158	6,642,135
Western Union Co. (The)(c)	120,262	2,015,591
WEX, Inc.(b)	5,628	935,599
Workday, Inc., Class A(b)	3,587	741,433
Xerox Holdings Corp.	114,657	1,995,032
Zebra Technologies Corp., Class A(b)	3,744	1,384,007

		724,698,619

Materials-3.60%
Air Products and Chemicals, Inc	30,691	7,183,842
Albemarle Corp.	10,346	1,995,019
Alcoa Corp.	32,949	2,233,942
AptarGroup, Inc.	9,738	1,118,215
Arconic Corp.(b)(c)	50,993	1,282,984
Ashland Global Holdings, Inc.(c)	9,878	1,036,894
Avery Dennison Corp.	11,526	2,081,596
Avient Corp.	17,936	883,169
Axalta Coating Systems Ltd.(b)	47,518	1,205,532
Ball Corp.	33,403	2,710,987
Berry Global Group, Inc.(b)	46,140	2,599,989
Cabot Corp.(c)	12,091	796,192
Celanese Corp.	19,691	2,893,396
CF Industries Holdings, Inc.	36,672	3,550,950
Chemours Co. (The)(c)	55,870	1,847,621
Cleveland-Cliffs, Inc.(b)	46,332	1,181,003
Commercial Metals Co.	32,941	1,350,581
Compass Minerals International, Inc.(c)	12,842	759,347
Constellium SE(b)	54,066	902,362
Corteva, Inc.	110,998	6,403,475
Crown Holdings, Inc.	25,558	2,812,402
Dow, Inc.	183,450	12,199,425
DuPont de Nemours, Inc.	176,424	11,631,634
Eastman Chemical Co.	33,840	3,474,353
Ecolab, Inc.	27,557	4,666,502
Element Solutions, Inc.	30,225	623,239
FMC Corp.	14,409	1,909,769
Freeport-McMoRan, Inc.	136,322	5,527,857
Graphic Packaging Holding Co.(c)	74,391	1,621,724
H.B. Fuller Co.	11,118	741,571
Huntsman Corp.	54,164	1,834,535
International Flavors & Fragrances, Inc.	20,090	2,436,917
International Paper Co.	165,053	7,638,653
Linde PLC (United Kingdom)	58,243	18,169,486
Louisiana-Pacific Corp.	15,100	974,252
LyondellBasell Industries N.V., Class A	103,110	10,932,753
Martin Marietta Materials, Inc.	6,258	2,216,709
Mosaic Co. (The)	74,032	4,621,077

	Shares	Value
Materials-(continued)
Newmont Corp.	115,369	$8,404,632
Nucor Corp.	57,673	8,926,627
O-I Glass, Inc.(b)(c)	79,401	1,070,325
Olin Corp.	31,851	1,828,247
Packaging Corp. of America	19,167	3,089,145
PPG Industries, Inc.	36,497	4,671,251
Reliance Steel & Aluminum Co.	16,325	3,236,431
Royal Gold, Inc.	5,954	776,878
RPM International, Inc.	21,048	1,744,879
Scotts Miracle-Gro Co. (The)(c)	7,277	756,299
Sealed Air Corp.	20,452	1,313,223
Sherwin-Williams Co. (The)	17,727	4,874,216
Silgan Holdings, Inc.	20,942	929,197
Sonoco Products Co.	30,200	1,869,682
Southern Copper Corp. (Peru)(c)	10,617	661,121
Steel Dynamics, Inc.	47,014	4,031,450
Summit Materials, Inc., Class A(b)(c)	26,549	738,062
Sylvamo Corp.(b)	29,649	1,323,828
Trinseo PLC(c)	16,780	796,211
United States Steel Corp.	95,114	2,900,026
Valvoline, Inc.	21,745	657,351
Vulcan Materials Co.	13,466	2,320,057
Warrior Met Coal, Inc.	42,702	1,454,857
Westlake Corp.(c)	7,411	937,862
WestRock Co.	125,295	6,205,861

		203,567,672

Real Estate-3.64%
Alexandria Real Estate Equities, Inc.	18,418	3,355,023
American Campus Communities, Inc.	31,311	2,024,882
American Homes 4 Rent, Class A	27,153	1,075,530
American Tower Corp.	36,480	8,792,410
Americold Realty Trust(c)	42,615	1,124,184
Apple Hospitality REIT, Inc.	78,996	1,397,439
AvalonBay Communities, Inc.	19,866	4,519,118
Boston Properties, Inc.	30,647	3,604,087
Brandywine Realty Trust	65,608	765,645
Brixmor Property Group, Inc.	72,481	1,839,568
Camden Property Trust	11,069	1,736,615
CBRE Group, Inc., Class A(b)	54,923	4,560,806
Corporate Office Properties Trust	32,966	879,863
Cousins Properties, Inc.(c)	31,920	1,145,928
Crown Castle International Corp.	52,242	9,675,741
CubeSmart	23,013	1,093,348
Cushman & Wakefield PLC(b)(c)	40,561	726,042
DiamondRock Hospitality Co.(b)	76,987	817,602
Digital Realty Trust, Inc.	44,634	6,521,920
DigitalBridge Group, Inc.(b)	171,925	1,196,598
Douglas Emmett, Inc.	37,198	1,095,853
Duke Realty Corp.	37,154	2,034,181
EPR Properties	24,185	1,270,196
Equinix, Inc.	8,247	5,930,253
Equity LifeStyle Properties, Inc.	15,646	1,209,123
Equity Residential	59,306	4,833,439
Essex Property Trust, Inc.	9,049	2,979,564
Extra Space Storage, Inc.	10,928	2,076,320
Federal Realty Investment Trust	13,067	1,529,623
First Industrial Realty Trust, Inc.	13,986	811,188
Gaming and Leisure Properties, Inc.	39,096	1,735,080
Healthcare Realty Trust, Inc.(c)	29,266	792,523

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20

Invesco FTSE RAFI US 1000 ETF (PRF)–(continued)

April 30, 2022

	Shares	Value
Real Estate-(continued)
Healthcare Trust of America, Inc., Class A.	44,104	$1,343,408
Healthpeak Properties, Inc.	101,576	3,332,709
Highwoods Properties, Inc.	29,664	1,211,478
Host Hotels & Resorts, Inc.	200,302	4,076,146
Howard Hughes Corp. (The), (Acquired 03/17/2017 - 04/29/2022; Cost $913,275)(b)(c)(e)	8,169	819,269
Hudson Pacific Properties, Inc.(c)	45,103	1,049,998
Invitation Homes, Inc.	65,909	2,624,496
Iron Mountain, Inc.(c)	82,676	4,442,181
JBG SMITH Properties	33,449	881,716
Jones Lang LaSalle, Inc.(b)(c)	12,038	2,633,072
Kilroy Realty Corp.	22,948	1,606,360
Kimco Realty Corp.	93,052	2,357,007
Lamar Advertising Co., Class A	14,252	1,573,563
Life Storage, Inc.	8,844	1,171,742
LXP Industrial Trust	51,168	642,158
Macerich Co. (The)(c)	105,058	1,318,478
Medical Properties Trust, Inc.	105,275	1,936,007
Mid-America Apartment Communities, Inc.	13,492	2,653,607
National Retail Properties, Inc.	32,723	1,434,576
Omega Healthcare Investors, Inc.	63,763	1,624,681
Outfront Media, Inc.	44,829	1,147,622
Paramount Group, Inc.	96,326	916,060
Park Hotels & Resorts, Inc.	108,417	2,136,899
Pebblebrook Hotel Trust(c)	36,225	884,615
Physicians Realty Trust	51,446	881,784
Piedmont Office Realty Trust, Inc., Class A(c)	50,678	815,916
Prologis, Inc.	61,727	9,894,221
Public Storage	11,478	4,264,077
Rayonier, Inc.	23,994	1,036,541
Realogy Holdings Corp.(b)(c)	65,280	715,469
Realty Income Corp.	49,836	3,456,625
Regency Centers Corp.	32,915	2,265,539
Rexford Industrial Realty, Inc.	10,182	794,603
RLJ Lodging Trust	79,984	1,121,376
Ryman Hospitality Properties, Inc.(b)(c)	8,737	816,735
Sabra Health Care REIT, Inc.	87,307	1,019,746
SBA Communications Corp., Class A	3,426	1,189,199
Service Properties Trust	113,519	921,774
Simon Property Group, Inc.	57,259	6,756,562
SITE Centers Corp.	56,502	898,382
SL Green Realty Corp.	26,805	1,855,442
Spirit Realty Capital, Inc.	22,282	968,153
STAG Industrial, Inc.	22,345	833,915
STORE Capital Corp.	43,224	1,228,858
Sun Communities, Inc.	10,802	1,896,507
Sunstone Hotel Investors, Inc.(b)	80,394	984,827
UDR, Inc.	36,376	1,935,567
Uniti Group, Inc.	97,900	1,212,981
Ventas, Inc.	121,712	6,761,102
VICI Properties, Inc.(c)	86,725	2,585,272
Vornado Realty Trust(c)	66,875	2,588,731
W.P. Carey, Inc.	31,093	2,511,382
Welltower, Inc.	97,951	8,894,930
Weyerhaeuser Co.	148,753	6,131,599
Xenia Hotels & Resorts, Inc.(b)	42,733	824,320

	Shares	Value
Real Estate-(continued)
Zillow Group, Inc., Class A(b)(c)	4,408	$170,369
Zillow Group, Inc., Class C(b)(c)	12,740	507,307

		205,707,351

Utilities-5.17%
AES Corp. (The)	228,650	4,669,033
ALLETE, Inc.	17,929	1,063,907
Alliant Energy Corp.	52,422	3,082,938
Ameren Corp.	57,956	5,384,112
American Electric Power Co., Inc.	140,074	13,882,734
American Water Works Co., Inc.	23,273	3,585,904
Atmos Energy Corp.(c)	25,123	2,848,948
Avangrid, Inc.(c)	19,231	852,895
Avista Corp.	24,363	988,407
Black Hills Corp.(c)	18,568	1,359,920
CenterPoint Energy, Inc.	167,118	5,115,482
CMS Energy Corp.	68,303	4,691,733
Consolidated Edison, Inc.	114,752	10,642,101
Dominion Energy, Inc.	199,474	16,285,057
DTE Energy Co.	50,654	6,637,700
Duke Energy Corp.	238,598	26,283,956
Edison International	131,252	9,028,825
Entergy Corp.	65,231	7,752,704
Essential Utilities, Inc.	32,595	1,458,952
Evergy, Inc.	71,985	4,884,182
Eversource Energy	82,097	7,175,278
Exelon Corp.	451,186	21,106,481
FirstEnergy Corp.	173,368	7,508,568
Hawaiian Electric Industries, Inc.	30,606	1,258,213
IDACORP, Inc.	11,742	1,235,024
National Fuel Gas Co.	20,050	1,406,107
New Jersey Resources Corp.	24,619	1,062,556
NextEra Energy, Inc.	265,099	18,827,331
NiSource, Inc.	103,129	3,003,117
NorthWestern Corp.(c)	17,786	1,008,288
NRG Energy, Inc.	63,422	2,276,850
OGE Energy Corp.	61,624	2,383,616
ONE Gas, Inc.	13,966	1,178,311
PG&E Corp.(b)(c)	394,095	4,985,302
Pinnacle West Capital Corp.	45,841	3,263,879
PNM Resources, Inc.	23,755	1,108,408
Portland General Electric Co.	29,669	1,404,234
PPL Corp.	344,052	9,740,112
Public Service Enterprise Group, Inc.	131,604	9,167,535
Sempra Energy	69,159	11,159,496
South Jersey Industries, Inc.(c)	34,816	1,190,359
Southern Co. (The)	305,946	22,453,377
Southwest Gas Holdings, Inc.(c)	22,134	1,950,227
Spire, Inc.	18,004	1,309,791
UGI Corp.	74,377	2,551,131
Vistra Corp.	213,406	5,339,418
WEC Energy Group, Inc.	69,021	6,905,551
Xcel Energy, Inc.	127,400	9,333,324

		291,791,374

Total Common Stocks & Other Equity Interests (Cost $4,555,145,808)		5,642,223,559

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21

Invesco FTSE RAFI US 1000 ETF (PRF)–(continued)

April 30, 2022

	Shares	Value
Money Market Funds-0.08%
Invesco Government & Agency Portfolio, Institutional Class, 0.35%(d)(f) (Cost $4,450,312)	4,450,312	$4,450,312

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.96% (Cost $4,559,596,120)		5,646,673,871

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-4.22%
Invesco Private Government Fund, 0.40%(d)(f)(g)	72,621,826	72,621,826

	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 0.35%(d)(f)(g) .	165,708,735	$165,708,735
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $238,309,524)		238,330,561

TOTAL INVESTMENTS IN SECURITIES-104.18% (Cost $4,797,905,644)		5,885,004,432
OTHER ASSETS LESS LIABILITIES-(4.18)%		(236,029,382)

NET ASSETS-100.00%		$5,648,975,050

Investment Abbreviations:

REIT -Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2022.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2022.

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2022	Dividend Income
Invesco Ltd.	$4,203,225	$626,368	$(521,778)	$(1,127,855)	$(256,915)	$2,923,045	$109,034
Invesco Mortgage Capital, Inc.	864,622	96,598	(568,883)	328,193	(720,530)	-	61,238

Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	2,630,153	158,679,917	(156,859,758)	-	-	4,450,312	4,056

Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	51,675,128	542,915,064	(521,968,366)	-	-	72,621,826	50,017	*
Invesco Private Prime Fund	77,512,693	1,002,668,603	(914,406,917)	21,036	(86,680)	165,708,735	184,778	*

Total	$136,885,821	$1,704,986,550	$(1,594,325,702)	$(778,626)	$(1,064,125)	$245,703,918	$409,123

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	Restricted security. The value of this security at April 30, 2022 represented less than 1% of the Fund’s Net Assets.
(f)	The rate shown is the 7-day SEC standardized yield as of April 30, 2022.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)

April 30, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.00%
Communication Services-3.66%
Advantage Solutions, Inc.(b)(c)	128,502	$646,365
ATN International, Inc.	16,917	668,221
Audacy, Inc.(b)(c)	256,597	651,756
Bandwidth, Inc., Class A(b)(c)	11,024	243,851
Boston Omaha Corp., Class A(b)(c)	11,021	229,678
Bumble, Inc., Class A(b)(c)	70,566	1,692,878
Cardlytics, Inc.(b)	4,459	152,186
Cargurus, Inc.(b)(c)	20,327	664,286
Cars.com, Inc.(b)(c)	51,196	569,299
Clear Channel Outdoor Holdings, Inc.(b)	654,837	1,610,899
Cogent Communications Holdings, Inc.(c)	37,063	2,168,185
comScore, Inc.(b)(c)	129,302	261,190
Consolidated Communications Holdings, Inc.(b)(c)	120,248	715,476
DHI Group, Inc.(b)	50,762	282,237
E.W. Scripps Co. (The), Class A(b)(c)	73,462	1,209,184
EchoStar Corp., Class A(b)	120,640	2,816,944
Entravision Communications Corp., Class A	107,697	556,793
Eros STX Global Corp. (United Arab Emirates)(b)(c)	116,853	202,156
Eventbrite, Inc., Class A(b)(c)	24,972	264,204
Gannett Co., Inc.(b)(c)	440,980	1,768,330
Gogo, Inc.(b)(c)	35,537	654,236
IDT Corp., Class B(b)	22,306	590,663
IMAX Corp.(b)	39,765	629,082
Iridium Communications, Inc.(b)	70,893	2,531,589
John Wiley & Sons, Inc., Class A	64,295	3,271,973
Lee Enterprises, Inc.(b)	23,161	558,180
Liberty Media Corp.-Liberty Braves, Class A(b)(c)	4,076	107,076
Liberty Media Corp.-Liberty Braves, Class C(b)	14,793	371,452
Liberty TripAdvisor Holdings, Inc., Class A(b)	287,060	430,590
Loyalty Ventures, Inc.(b)	36,501	466,848
Madison Square Garden Entertainment Corp.(b)(c)	35,692	2,614,439
Madison Square Garden Sports Corp., Class A(b)	3,501	567,547
Magnite, Inc.(b)(c)	44,183	426,366
Marcus Corp. (The)(b)(c)	53,748	845,456
National CineMedia, Inc.	230,714	509,878
New York Times Co. (The), Class A	78,359	3,002,717
Pinterest, Inc., Class A(b)	100,820	2,068,826
Playtika Holding Corp.(b)(c)	49,772	874,992
QuinStreet, Inc.(b)	50,056	476,033
Radius Global Infrastructure, Inc., Class A(b)(c)	21,237	263,764
Roku, Inc., Class A(b)	15,227	1,414,588
Scholastic Corp.	40,924	1,508,049
Shenandoah Telecommunications Co.	63,885	1,290,477
Sinclair Broadcast Group, Inc., Class A(c)	100,278	2,230,183
Sirius XM Holdings, Inc.(c)	484,962	2,909,772
Skillz, Inc., (Acquired 03/18/2022 - 04/27/2022; Cost $209,000)(b)(c)(d)	64,104	131,413
Spok Holdings, Inc.	40,945	281,702

	Shares	Value
Communication Services-(continued)
Stagwell, Inc.(b)(c)	34,619	$234,717
Taboola.com Ltd. (Israel)(b)	66,157	285,137
TechTarget, Inc.(b)(c)	4,615	310,636
Thryv Holdings, Inc.(b)(c)	20,192	521,559
TripAdvisor, Inc.(b)(c)	78,615	2,018,047
TrueCar, Inc.(b)	168,177	602,074
United States Cellular Corp.(b)	43,020	1,238,116
Urban One, Inc., Class A(b)	35,746	289,185
Urban One, Inc., Class D(b)	78,126	471,881
Vimeo, Inc.(b)	50,985	519,537
WideOpenWest, Inc.(b)(c)	78,658	1,577,093
World Wrestling Entertainment, Inc., Class A(c)	19,225	1,122,548
Yelp, Inc.(b)	51,170	1,664,560
Ziff Davis, Inc.(b)	30,073	2,657,250
ZipRecruiter, Inc., Class A(b)	18,064	406,621
ZoomInfo Technologies, Inc., Class A(b)	4,786	226,856
Zynga, Inc., Class A(b)	387,525	3,204,832

		65,752,658

Consumer Discretionary-13.04%
1-800-Flowers.com, Inc., Class A(b)(c)	44,756	456,511
2U, Inc.(b)(c)	122,731	1,224,855
Aaron’s Co., Inc. (The)(c)	80,878	1,660,425
Acushnet Holdings Corp.(c)	31,507	1,283,595
ADT, Inc.(c)	415,986	2,849,504
Adtalem Global Education, Inc.(b)(c)	118,972	3,487,069
Afya Ltd., Class A (Brazil)(b)(c)	28,774	434,775
American Outdoor Brands, Inc.(b)(c)	25,623	322,850
American Public Education, Inc.(b)	32,209	626,143
America’s Car-Mart, Inc.(b)	8,287	670,004
Arco Platform Ltd., Class A (Brazil)(b)(c)	16,861	335,197
Arcos Dorados Holdings, Inc., Class A (Brazil)	310,473	2,250,929
Arko Corp.(c)	184,926	1,714,264
Bally’s Corp.(b)(c)	20,293	605,543
Barnes & Noble Education, Inc.(b)(c)	187,080	568,723
Bassett Furniture Industries, Inc.	27,569	456,543
Beazer Homes USA, Inc.(b)	134,330	2,025,696
Big 5 Sporting Goods Corp.(c)	60,100	869,647
BJ’s Restaurants, Inc.(b)	32,862	913,235
Bluegreen Vacations Holding Corp.	18,976	499,069
Boot Barn Holdings, Inc.(b)	16,360	1,473,382
Boyd Gaming Corp.	47,602	2,883,729
Buckle, Inc. (The)(c)	52,905	1,643,229
Build-A-Bear Workshop, Inc.	15,773	298,741
Caleres, Inc.	86,720	1,988,490
Callaway Golf Co.(b)(c)	41,512	910,773
Camping World Holdings, Inc., Class A(c)	54,256	1,393,294
Canoo, Inc.(b)(c)	42,450	203,760
CarParts.com, Inc.(b)	40,662	243,565
Carriage Services, Inc.	12,042	516,481
Carrols Restaurant Group, Inc.	129,683	207,493
Carvana Co.(b)(c)	8,724	505,643
Cato Corp. (The), Class A	39,906	540,726
Cavco Industries, Inc.(b)	6,051	1,429,549
Century Casinos, Inc.(b)(c)	30,309	317,335
Century Communities, Inc.	50,317	2,652,712

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)–(continued)

April 30, 2022

	Shares	Value
Consumer Discretionary-(continued)
Cheesecake Factory, Inc. (The)(b)(c)	60,993	$2,251,252
Chegg, Inc.(b)(c)	35,599	880,719
Chico’s FAS, Inc.(b)	456,043	2,417,028
Children’s Place, Inc. (The)(b)(c)	28,475	1,319,247
Choice Hotels International, Inc.	10,469	1,470,476
Churchill Downs, Inc.	9,371	1,901,751
Chuy’s Holdings, Inc.(b)	20,176	504,602
Citi Trends, Inc.(b)(c)	16,741	468,246
Columbia Sportswear Co.(c)	31,536	2,590,998
Conn’s, Inc.(b)(c)	65,074	1,018,408
Container Store Group, Inc. (The)(b)	104,916	802,607
ContextLogic, Inc., Class A(b)(c)	588,812	1,000,980
Cooper-Standard Holdings, Inc.(b)	61,162	281,957
Coupang, Inc. (South Korea)(b)(c)	57,406	738,815
Crocs, Inc.(b)	20,788	1,380,947
Dave & Buster’s Entertainment, Inc.(b)(c)	31,250	1,421,875
Denny’s Corp.(b)(c)	49,842	638,974
Designer Brands, Inc., Class A(c)	185,866	2,568,668
Despegar.com Corp. (Argentina)(b)	42,160	467,554
Destination XL Group, Inc.(b)	70,424	348,599
Dillard’s, Inc., Class A(c)	7,563	2,297,715
Dine Brands Global, Inc.	18,055	1,294,363
DoorDash, Inc., Class A(b)(c)	24,367	1,984,205
Dorman Products, Inc.(b)	20,912	2,064,433
DraftKings, Inc., Class A(b)(c)	127,636	1,746,060
Drive Shack, Inc.(b)(c)	211,280	259,874
Duluth Holdings, Inc., Class B(b)(c)	20,173	247,119
El Pollo Loco Holdings, Inc.(b)(c)	29,085	309,755
Ethan Allen Interiors, Inc.(c)	51,909	1,232,320
Etsy, Inc.(b)(c)	16,005	1,491,506
Everi Holdings, Inc.(b)	51,341	891,280
Express, Inc.(b)(c)	329,192	1,132,420
Farfetch Ltd., Class A (United Kingdom)(b) .	30,776	344,691
Fisker, Inc.(b)(c)	45,374	456,462
Five Below, Inc.(b)(c)	17,987	2,825,758
Fiverr International Ltd.(b)(c)	4,891	260,446
Flexsteel Industries, Inc.(c)	12,156	263,664
Floor & Decor Holdings, Inc., Class A(b)	31,838	2,538,125
Fossil Group, Inc.(b)(c)	144,647	1,429,112
Fox Factory Holding Corp.(b)	13,498	1,105,216
Franchise Group, Inc.(c)	16,598	618,939
frontdoor, inc.(b)(c)	58,574	1,810,522
Full House Resorts, Inc.(b)	26,400	238,920
Funko, Inc., Class A(b)	32,617	531,331
Garrett Motion, Inc. (Switzerland)(b)(c)	88,379	589,488
Genesco, Inc.(b)	40,809	2,531,382
Gentherm, Inc.(b)(c)	21,178	1,427,821
Golden Entertainment, Inc.(b)	12,518	600,363
GoPro, Inc., Class A(b)(c)	99,964	891,679
Grand Canyon Education, Inc.(b)(c)	41,859	4,017,208
Green Brick Partners, Inc.(b)	39,571	779,549
Groupon, Inc.(b)(c)	76,217	1,486,994
GrowGeneration Corp.(b)(c)	38,559	227,884
Guess?, Inc.(c)	83,168	1,868,785
Haverty Furniture Cos., Inc., (Acquired 05/02/2018 - 04/27/2022;
Cost $1,119,582)(c)(d)	53,706	1,333,520
Helen of Troy Ltd.(b)(c)	17,352	3,722,177
Hibbett, Inc.(c)	33,223	1,434,569
Hilton Grand Vacations, Inc.(b)	38,851	1,819,392

	Shares	Value
Consumer Discretionary-(continued)
Hooker Furnishings Corp.(c)	21,814	$367,784
Hovnanian Enterprises, Inc., Class A(b)(c)	20,095	924,772
Hyatt Hotels Corp., Class A	31,048	2,948,318
Installed Building Products, Inc.(c)	15,112	1,216,063
iRobot Corp.(b)(c)	35,744	1,810,434
J Jill, Inc.(b)	15,471	250,011
Jack in the Box, Inc.(c)	25,922	2,145,305
JAKKS Pacific, Inc.(b)	25,757	351,583
JOANN, Inc.(c)	53,177	555,168
Johnson Outdoors, Inc., Class A(c)	5,970	456,586
Kirkland’s, Inc.(b)(c)	44,853	324,287
Kontoor Brands, Inc.	58,836	2,337,554
Lakeland Industries, Inc.(b)(c)	13,404	216,877
Lands’ End, Inc.(b)(c)	38,811	544,130
Laureate Education, Inc., Class A(c)	264,372	2,995,335
La-Z-Boy, Inc.(c)	85,546	2,248,149
Lazydays Holdings, Inc.(b)(c)	26,462	514,157
Leslie’s, Inc.(b)(c)	50,029	980,568
LGI Homes, Inc.(b)(c)	23,221	2,176,040
LL Flooring Holdings, Inc.(b)(c)	69,729	962,957
Lordstown Motors Corp., Class A(b)(c)	175,170	381,871
Lucid Group, Inc.(b)(c)	18,777	339,488
MakeMyTrip Ltd. (India)(b)(c)	20,563	523,740
Malibu Boats, Inc., Class A(b)(c)	14,021	705,116
MarineMax, Inc.(b)	34,599	1,415,791
MasterCraft Boat Holdings, Inc.(b)	20,710	498,490
MercadoLibre, Inc. (Brazil)(b)	2,793	2,719,349
Modine Manufacturing Co.(b)	103,496	817,618
Monarch Casino & Resort, Inc.(b)	7,064	495,540
Monro, Inc.	45,795	2,094,205
Motorcar Parts of America, Inc.(b)(c)	25,059	381,147
Movado Group, Inc.	16,822	605,087
National Vision Holdings, Inc.(b)(c)	71,048	2,674,957
Nautilus, Inc.(b)(c)	110,592	332,882
Noodles & Co.(b)	35,533	197,919
Ollie’s Bargain Outlet Holdings, Inc.(b)(c)	75,439	3,624,844
OneSpaWorld Holdings Ltd. (Bahamas)(b)(c)	27,521	276,311
OneWater Marine, Inc., Class A(c)	12,697	415,065
Overstock.com, Inc.(b)(c)	44,587	1,496,340
Oxford Industries, Inc.	16,869	1,511,462
Papa John’s International, Inc.	15,398	1,401,988
Party City Holdco, Inc.(b)(c)	390,232	1,205,817
Patrick Industries, Inc.	41,663	2,593,522
Peloton Interactive, Inc., Class A(b)(c)	51,232	899,634
Perdoceo Education Corp.(b)	131,985	1,475,592
Petco Health & Wellness Co., Inc.(b)(c)	73,172	1,409,293
PetMed Express, Inc.(c)	27,963	612,390
Planet Fitness, Inc., Class A(b)	13,403	1,072,642
Playa Hotels & Resorts N.V.(b)	65,238	615,847
PlayAGS, Inc.(b)	59,642	393,637
Purple Innovation, Inc.(b)(c)	53,105	218,793
QuantumScape Corp.(b)(c)	36,557	546,162
Quotient Technology, Inc.(b)(c)	74,144	393,705
RCI Hospitality Holdings, Inc.	4,334	268,535
RealReal, Inc. (The)(b)(c)	38,717	209,846
Red Robin Gourmet Burgers, Inc.(b)(c)	72,631	958,003
Red Rock Resorts, Inc., Class A	31,776	1,396,873
Regis Corp.(b)(c)	546,112	737,251
Rent-A-Center, Inc.	73,396	1,770,312

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)–(continued)

April 30, 2022

	Shares	Value
Consumer Discretionary-(continued)
Revolve Group, Inc.(b)	6,535	$276,169
RH(b)(c)	8,155	2,741,059
Rocky Brands, Inc.(c)	9,533	367,116
Ruth’s Hospitality Group, Inc.(c)	27,022	566,651
SeaWorld Entertainment, Inc.(b)	13,820	932,021
Shake Shack, Inc., Class A(b)(c)	11,460	662,732
Shift Technologies, Inc.(b)(c)	148,481	198,965
Shoe Carnival, Inc.(c)	22,116	667,682
Shutterstock, Inc.	7,015	531,176
Skyline Champion Corp.(b)	20,339	1,038,103
Sleep Number Corp.(b)(c)	28,404	1,152,066
Smith & Wesson Brands, Inc.(c)	80,948	1,111,416
Snap One Holdings Corp.(b)(c)	12,453	148,813
Sonos, Inc.(b)(c)	43,993	1,003,920
Sportsman’s Warehouse Holdings, Inc.(b)	118,552	1,139,285
Standard Motor Products, Inc.	33,742	1,440,109
Steven Madden Ltd.	55,329	2,271,809
Stitch Fix, Inc., Class A(b)	86,325	820,087
Stoneridge, Inc.(b)(c)	72,449	1,427,970
Strategic Education, Inc.(c)	48,624	3,141,110
Stride, Inc.(b)(c)	51,621	2,028,705
Sturm Ruger & Co., Inc.(c)	23,329	1,589,871
Superior Group of Cos., Inc.(c)	12,304	195,634
Superior Industries International, Inc.(b)	69,031	222,970
Tenneco, Inc., Class A(b)(c)	320,658	5,505,698
Tile Shop Holdings, Inc.	40,701	243,392
Tilly’s, Inc., Class A	54,741	482,816
Traeger, Inc.(b)(c)	24,786	148,468
TravelCenters of America, Inc.(b)	71,852	2,731,094
Tuesday Morning Corp.(b)	189,328	166,609
Unifi, Inc.(b)	26,263	385,278
Universal Electronics, Inc.(b)	26,118	770,481
Vera Bradley, Inc.(b)(c)	84,586	520,204
Vista Outdoor, Inc.(b)(c)	68,298	2,406,139
VOXX International Corp.(b)	42,084	318,576
Vroom, Inc.(b)(c)	270,252	421,593
Wendy’s Co. (The)	141,869	2,803,331
Wingstop, Inc.(c)	7,365	675,812
Winnebago Industries, Inc.(c)	35,281	1,876,244
Wolverine World Wide, Inc	99,617	1,974,409
Workhorse Group, Inc.(b)(c)	94,256	283,711
WW International, Inc.(b)(c)	177,081	1,733,623
Wyndham Hotels & Resorts, Inc.	39,514	3,475,651
YETI Holdings, Inc.(b)(c)	25,086	1,225,953
Zumiez, Inc.(b)(c)	32,152	1,177,728

		234,057,620

Consumer Staples-3.98%
Adecoagro S.A. (Brazil)	291,585	3,280,331
Alico, Inc.	7,734	306,808
Andersons, Inc. (The)	66,566	3,343,610
Beauty Health Co. (The)(b)(c)	18,308	239,835
BellRing Brands, Inc.(b)	41,787	895,495
Beyond Meat, Inc.(b)(c)	8,283	305,477
Blue Apron Holdings, Inc., Class A(b)(c)	45,793	138,295
Boston Beer Co., Inc. (The), Class A(b)(c)	5,490	2,058,750
Calavo Growers, Inc.	31,093	1,126,810
Cal-Maine Foods, Inc.(c)	33,452	1,797,376
Central Garden & Pet Co., Class A(b)	61,932	2,562,746
Chefs’ Warehouse, Inc. (The)(b)(c)	38,536	1,410,418

	Shares	Value
Consumer Staples-(continued)
Coca-Cola Consolidated, Inc.	3,665	$1,618,098
Dole PLC(c)	218,399	2,601,132
elf Beauty, Inc.(b)	22,971	558,884
Farmer Brothers Co.(b)	49,661	311,871
Fresh Del Monte Produce, Inc	47,115	1,227,346
Freshpet, Inc.(b)(c)	6,331	590,999
Grocery Outlet Holding Corp.(b)(c)	113,635	3,826,091
Hostess Brands, Inc.(b)(c)	148,445	3,368,217
Ingles Markets, Inc., Class A	35,959	3,348,502
Inter Parfums, Inc.(c)	8,614	704,022
J&J Snack Foods Corp.	10,104	1,512,569
John B. Sanfilippo & Son, Inc.	11,558	897,363
Lancaster Colony Corp.(c)	15,646	2,427,946
Landec Corp.(b)	49,061	488,157
Limoneira Co.(c)	18,634	222,490
Medifast, Inc.	6,466	1,153,276
MGP Ingredients, Inc.(c)	6,023	550,081
Mission Produce, Inc.(b)(c)	49,375	628,050
National Beverage Corp.(c)	23,224	1,023,714
Natural Grocers by Vitamin Cottage, Inc	20,116	410,165
Nature’s Sunshine Products, Inc.(b)	13,640	225,878
Oil-Dri Corp.of America	9,971	248,777
Pilgrim’s Pride Corp.(b)	114,367	3,242,305
PriceSmart, Inc.	36,396	2,891,662
Revlon, Inc., Class A(b)(c)	30,977	189,579
Reynolds Consumer Products, Inc.(c)	45,179	1,336,847
Seneca Foods Corp., Class A(b)	9,921	538,214
Simply Good Foods Co. (The)(b)	32,804	1,366,287
Sovos Brands, Inc.(b)(c)	26,061	393,521
SpartanNash Co.	91,940	3,151,703
Tootsie Roll Industries, Inc.(c)	10,951	383,614
Turning Point Brands, Inc.	13,149	412,747
Universal Corp.	51,575	2,983,614
USANA Health Sciences, Inc.(b)	13,871	1,063,351
Utz Brands, Inc.(c)	31,927	450,809
Vector Group Ltd.	304,552	3,873,901
Village Farms International, Inc. (Canada)(b)(c)	46,078	198,596
Village Super Market, Inc., Class A	12,591	291,985
WD-40 Co.(c)	5,281	971,598
Weis Markets, Inc.	25,496	2,036,621
Whole Earth Brands, Inc.(b)(c)	41,675	287,974

		71,474,507

Energy-7.16%
Alto Ingredients, Inc.(b)(c)	256,523	1,480,138
Antero Midstream Corp.	273,684	2,810,735
Arch Resources, Inc.(c)	20,641	3,434,250
Archrock, Inc.	321,033	2,796,197
Ardmore Shipping Corp. (Ireland)(b)	60,007	373,844
Berry Corp.	88,490	970,735
BP Prudhoe Bay Royalty Trust(c)	47,157	613,513
Brigham Minerals, Inc., Class A	30,741	761,762
Bristow Group, Inc.(b)	32,502	969,210
Cactus, Inc., Class A(c)	15,376	767,724
Callon Petroleum Co.(b)(c)	16,610	851,595
Centennial Resource Development, Inc., Class A(b)(c)	316,878	2,452,636
ChampionX Corp.	135,653	2,862,278
Civitas Resources, Inc.(c)	18,161	1,064,598

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)–(continued)

April 30, 2022

	Shares	Value
Energy-(continued)
Clean Energy Fuels Corp.(b)(c)	96,540	$565,724
Comstock Resources, Inc.(b)(c)	147,019	2,503,734
CONSOL Energy, Inc.(b)	109,558	5,209,483
Continental Resources, Inc.(c)	41,458	2,303,821
Core Laboratories N.V.(c)	82,160	2,136,160
CVR Energy, Inc.(c)	116,620	2,923,663
DHT Holdings, Inc.(c)	466,445	2,621,421
DMC Global, Inc.(b)(c)	11,555	230,984
Dorian LPG Ltd.	97,239	1,431,358
Dril-Quip, Inc.(b)(c)	53,127	1,534,308
Evolution Petroleum Corp.	40,895	258,047
Expro Group Holdings N.V.(b)(c)	34,069	520,574
Exterran Corp.(b)	148,745	1,009,979
Forum Energy Technologies, Inc.(b)(c)	12,890	272,366
Geopark Ltd. (Colombia)	48,277	758,914
Golar LNG Ltd. (Cameroon)(b)	123,579	2,758,283
Green Plains, Inc.(b)(c)	88,221	2,476,363
Hallador Energy Co.(b)(c)	67,063	285,688
Helix Energy Solutions Group, Inc.(b)(c)	535,935	2,202,693
International Seaways, Inc., (Acquired 03/16/2018 - 04/27/2022; Cost $1,807,196)(c)(d)	101,767	2,150,337
Kosmos Energy Ltd. (Ghana)(b)	490,147	3,313,394
Laredo Petroleum, Inc.(b)(c)	11,529	820,980
Liberty Energy, Inc., Class A(b)(c)	102,928	1,661,258
Magnolia Oil & Gas Corp., Class A	32,659	758,995
Matador Resources Co.	65,194	3,182,771
National Energy Services Reunited Corp.(b)(c)	79,100	529,179
Navigator Holdings Ltd.(b)	23,912	311,334
Newpark Resources, Inc.(b)	211,784	739,126
NexTier Oilfield Solutions, Inc.(b)	219,196	2,417,732
Nordic American Tankers Ltd.(c)	1,090,448	2,791,547
Northern Oil and Gas, Inc.	13,616	340,128
Oceaneering International, Inc.(b)	177,337	2,009,228
Oil States International, Inc.(b)(c)	240,534	1,626,010
Par Pacific Holdings, Inc.(b)	147,723	2,167,096
Patterson-UTI Energy, Inc.	274,180	4,507,519
ProPetro Holding Corp.(b)	166,009	2,347,367
Range Resources Corp.(b)	129,032	3,863,218
Ranger Oil Corp.(b)(c)	16,145	514,218
Renewable Energy Group, Inc.(b)	101,124	6,174,631
REX American Resources Corp.(b)	8,894	752,699
Ring Energy, Inc.(b)(c)	105,109	469,837
RPC, Inc.(b)(c)	82,924	857,434
SandRidge Energy, Inc.(b)(c)	25,297	469,765
Scorpio Tankers, Inc. (Monaco)(c)	174,735	4,321,197
Select Energy Services, Inc., Class A(b)	92,904	720,935
SFL Corp. Ltd. (Norway)	302,361	2,999,421
SilverBow Resources, Inc.(b)	13,416	491,026
Solaris Oilfield Infrastructure, Inc., Class A	39,254	441,608
Southwestern Energy Co.(b)(c)	597,996	4,484,970
Talos Energy, Inc.(b)	87,601	1,591,710
Teekay Corp. (Bermuda)(b)(c)	290,048	939,756
Teekay Tankers Ltd., Class A (Bermuda)(b)(c)	105,424	1,687,838
TETRA Technologies, Inc.(b)	288,816	1,062,843
Texas Pacific Land Corp.(c)	1,657	2,264,456
Tidewater, Inc.(b)(c)	65,597	1,309,316

	Shares	Value
Energy-(continued)
Tsakos Energy Navigation Ltd. (Greece)	73,799	$889,278
US Silica Holdings, Inc.(b)	121,125	2,250,503
W&T Offshore, Inc.(b)	176,292	839,150
Weatherford International PLC(b)	100,356	3,239,492

		128,522,080

Financials-17.13%
1st Source Corp.	17,219	745,066
AG Mortgage Investment Trust, Inc.(c)	28,632	217,317
Alerus Financial Corp.(c)	9,875	252,306
Allegiance Bancshares, Inc.	19,180	783,695
Amalgamated Financial Corp.	20,146	354,368
A-Mark Precious Metals, Inc.(c)	30,896	2,434,605
Ambac Financial Group, Inc.(b)(c)	160,684	1,242,087
Amerant Bancorp, Inc.(c)	30,503	811,075
American National Bankshares, Inc.	6,415	222,857
American National Group, Inc.	14,348	2,706,176
Ameris Bancorp.	68,137	2,841,313
AMERISAFE, Inc.	31,514	1,460,674
Arbor Realty Trust, Inc.(c)	152,825	2,613,307
Ares Commercial Real Estate Corp.(c)	71,094	1,071,387
Ares Management Corp., Class A	32,724	2,166,983
Argo Group International Holdings Ltd.	75,475	3,230,330
ARMOUR Residential REIT, Inc.	119,294	875,618
Arrow Financial Corp.	10,427	326,365
Artisan Partners Asset Management, Inc., Class A	85,953	2,762,529
AssetMark Financial Holdings, Inc.(b)	14,404	276,989
Atlanticus Holdings Corp.(b)(c)	5,478	235,773
Axos Financial, Inc.(b)	49,568	1,877,636
B. Riley Financial, Inc.(c)	20,228	913,496
Banc of California, Inc.	62,587	1,129,069
BancFirst Corp.(c)	14,453	1,181,533
Banco Latinoamericano de Comercio Exterior S.A., Class E (Panama)	57,370	831,291
Bancorp, Inc. (The)(b)	32,045	727,101
Bank First Corp.(c)	3,583	253,318
Bank of Marin Bancorp	15,387	480,998
Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	58,080	1,860,302
Banner Corp.	52,202	2,803,247
Bar Harbor Bankshares	10,050	262,405
Berkshire Hills Bancorp, Inc.(c)	58,981	1,459,190
BGC Partners, Inc., Class A(c)	611,956	2,221,400
Blucora, Inc.(b)	42,374	858,073
Blue Foundry Bancorp(b)(c)	16,645	210,060
Bridgewater Bancshares, Inc.(b)	16,248	260,293
Brightsphere Investment Group, Inc.	62,256	1,247,610
BrightSpire Capital, Inc.(c)	188,443	1,601,765
Broadmark Realty Capital, Inc.	191,325	1,494,248
Brookline Bancorp, Inc.	102,589	1,483,437
Business First Bancshares, Inc.	12,506	277,133
Byline Bancorp, Inc.	24,048	564,166
Cambridge Bancorp	4,076	333,050
Camden National Corp.	17,775	795,431
Capital City Bank Group, Inc.	11,072	283,554
Capitol Federal Financial, Inc.	277,904	2,676,216
Capstar Financial Holdings, Inc	17,801	358,690
Carter Bankshares, Inc.(b)(c)	20,871	341,450
CBTX, Inc.(c)	19,558	557,794

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)–(continued)

April 30, 2022

	Shares	Value
Financials-(continued)
Central Pacific Financial Corp.	40,422	$977,404
Central Valley Community Bancorp	12,786	246,898
Cherry Hill Mortgage Investment Corp.(c)	48,996	320,924
Citizens & Northern Corp.	9,864	230,916
City Holding Co.	18,857	1,459,155
Civista Bancshares, Inc.	12,562	261,541
CNA Financial Corp.(c)	50,154	2,379,306
CNB Financial Corp.	12,340	306,649
Cohen & Steers, Inc.(c)	18,789	1,459,717
Columbia Financial, Inc.(b)(c)	24,896	471,779
Community Trust Bancorp, Inc.	16,124	641,896
Compass Diversified Holdings	142,377	3,112,361
ConnectOne Bancorp, Inc.	36,304	1,011,429
Cowen, Inc., Class A(c)	65,360	1,493,476
Credit Acceptance Corp.(b)(c)	6,474	3,317,925
CrossFirst Bankshares, Inc.(b)	35,172	450,553
Curo Group Holdings Corp.(c)	51,986	610,316
Customers Bancorp, Inc.(b)	29,989	1,261,637
CVB Financial Corp.	139,410	3,209,218
Diamond Hill Investment Group, Inc.	3,189	536,932
Dime Community Bancshares, Inc.(c)	23,845	749,687
Donnelley Financial Solutions, Inc.(b)	41,218	1,206,451
Dynex Capital, Inc.	70,839	1,149,717
Eagle Bancorp, Inc.	31,971	1,609,740
Eastern Bankshares, Inc.(c)	143,895	2,757,028
eHealth, Inc.(b)(c)	76,073	612,388
Elevate Credit, Inc.(b)(c)	79,130	234,225
Ellington Financial, Inc.	39,744	643,455
Ellington Residential Mortgage REIT(c)	34,870	306,159
Employers Holdings, Inc.	39,165	1,540,751
Encore Capital Group, Inc.(b)(c)	42,903	2,480,222
Enova International, Inc.(b)	64,835	2,424,829
Enterprise Bancorp, Inc.(c)	5,806	197,114
Enterprise Financial Services Corp.(c)	28,326	1,251,159
Equity Bancshares, Inc., Class A	15,702	479,382
Farmers National Banc Corp.	30,805	471,933
FB Financial Corp.	30,124	1,160,678
Federal Agricultural Mortgage Corp., Class C	10,562	1,081,866
Financial Institutions, Inc.	21,101	587,452
First Bancorp	227,035	3,089,946
First Bancorp/Southern Pines NC	29,356	1,099,676
First Bancshares, Inc. (The)	20,015	644,283
First Busey Corp.	68,542	1,540,139
First Commonwealth Financial Corp.	122,700	1,653,996
First Community Bankshares, Inc	12,263	326,564
First Financial Bancorp	119,293	2,439,542
First Financial Bankshares, Inc.(c)	61,037	2,440,259
First Financial Corp.	21,902	933,463
First Foundation, Inc.	25,682	570,654
First Internet Bancorp.	8,787	338,212
First Interstate BancSystem, Inc., Class A(c)	62,573	2,034,874
First Merchants Corp.(c)	66,301	2,598,336
First Mid Bancshares, Inc.	9,781	352,507
First of Long Island Corp. (The)	21,206	355,837
FirstCash Holdings, Inc.(c)	38,847	3,099,214
Five Star Bancorp	8,517	212,499
Flushing Financial Corp.	39,461	848,411
Focus Financial Partners, Inc., Class A(b)	29,626	1,168,746

	Shares	Value
Financials-(continued)
German American Bancorp, Inc.	15,196	$533,380
Granite Point Mortgage Trust, Inc.	134,327	1,307,002
Great Ajax Corp.(c)	32,293	300,648
Great Southern Bancorp, Inc.(c)	15,997	907,670
Green Dot Corp., Class A(b)	74,455	1,971,568
Greenhill & Co., Inc.	33,816	409,512
Greenlight Capital Re Ltd., Class A(b)(c)	40,507	278,688
Hamilton Lane, Inc., Class A	9,465	649,110
Hanmi Financial Corp.	49,230	1,139,674
Hannon Armstrong Sustainable Infrastructure Capital, Inc.(c)	36,534	1,460,995
HarborOne Bancorp, Inc.(c)	52,264	699,815
HCI Group, Inc.(c)	5,849	374,862
Heartland Financial USA, Inc.(c)	51,107	2,236,953
Heritage Commerce Corp.	57,078	640,986
Heritage Financial Corp.	54,349	1,316,333
Heritage Insurance Holdings, Inc.	79,608	339,130
Hilltop Holdings, Inc.	105,402	2,686,697
Hingham Institution for Savings (The)	905	292,378
Home Bancorp, Inc.	6,404	245,465
HomeStreet, Inc.(c)	27,490	1,115,819
HomeTrust Bancshares, Inc.	19,336	522,652
Horace Mann Educators Corp.	82,560	3,290,016
Horizon Bancorp, Inc.	53,531	935,722
Houlihan Lokey, Inc.(c)	24,967	2,079,501
Independent Bank Corp.	33,410	2,577,916
Independent Bank Corporation	30,459	601,261
Independent Bank Group, Inc.	37,328	2,530,838
Interactive Brokers Group, Inc., Class A	18,545	1,104,540
International Bancshares Corp.	77,907	3,099,920
Invesco Mortgage Capital, Inc.(c)(e)	563,217	979,998
Investors Title Co.	1,669	313,188
James River Group Holdings Ltd.(c)	85,398	2,024,787
Kearny Financial Corp.(c)	93,796	1,112,421
Kinsale Capital Group, Inc.(c)	4,010	888,977
KKR Real Estate Finance Trust, Inc.	56,880	1,080,720
Ladder Capital Corp.	258,685	2,946,422
Lakeland Bancorp, Inc.	69,177	1,039,730
Lakeland Financial Corp.(c)	16,825	1,225,196
Lemonade, Inc.(b)(c)	13,188	275,102
LendingClub Corp.(b)	81,993	1,250,393
LendingTree, Inc.(b)	9,998	794,041
Live Oak Bancshares, Inc.(c)	10,449	442,306
Macatawa Bank Corp.	30,854	269,972
MarketAxess Holdings, Inc.	7,592	2,001,327
MBIA, Inc.(b)(c)	20,868	251,251
Medallion Financial Corp.	41,437	324,452
Mercantile Bank Corp.(c)	16,612	521,617
Merchants Bancorp	11,825	278,124
Mercury General Corp.	61,365	3,094,637
Meta Financial Group, Inc.	25,207	1,100,286
Metrocity Bankshares, Inc.	11,979	244,132
Metropolitan Bank Holding Corp.(b)	5,480	487,994
Mid Penn Bancorp, Inc.(c)	10,003	258,377
Midland States Bancorp, Inc.	30,574	805,931
MidWestOne Financial Group, Inc.	10,721	320,343
Moelis & Co., Class A	68,618	3,037,033
Morningstar, Inc.	6,567	1,662,961
Mr. Cooper Group, Inc.(b)	72,142	3,244,226
MVB Financial Corp.(c)	8,207	328,772

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)–(continued)

April 30, 2022

	Shares	Value
Financials-(continued)
National Bank Holdings Corp., Class A	28,207	$1,029,838
National Western Life Group, Inc.,
Class A(c)	2,271	451,384
NBT Bancorp, Inc.	48,875	1,720,400
Nelnet, Inc., Class A(c)	27,455	2,253,232
New York Mortgage Trust, Inc.	987,826	3,180,800
Nicolet Bankshares, Inc.(b)(c)	8,597	699,624
NMI Holdings, Inc., Class A(b)	86,231	1,584,926
Northfield Bancorp, Inc.	52,394	685,837
Northrim BanCorp, Inc.	7,200	288,504
Northwest Bancshares, Inc.	217,777	2,761,412
OceanFirst Financial Corp.	87,470	1,638,313
Ocwen Financial Corp.(b)	19,821	412,277
OFG Bancorp	65,072	1,729,614
Old Second Bancorp, Inc.	19,537	269,024
Oportun Financial Corp.(b)	44,593	516,833
Orchid Island Capital, Inc.(c)	128,782	358,014
Origin Bancorp, Inc.	18,072	680,953
Oscar Health, Inc., Class A(b)(c)	32,844	241,732
Pacific Premier Bancorp, Inc.	86,704	2,719,037
Palomar Holdings, Inc.(b)	8,249	449,158
Park National Corp.(c)	11,481	1,353,036
PCB Bancorp.	13,317	284,318
Peapack-Gladstone Financial Corp.(c)	15,564	482,328
PennyMac Financial Services, Inc.(c)	58,135	2,823,036
Peoples Bancorp, Inc.	32,124	880,840
Peoples Financial Services Corp.	5,172	256,738
Piper Sandler Cos.(c)	11,211	1,289,041
PJT Partners, Inc., Class A(c)	8,144	537,423
PRA Group, Inc.(b)(c)	60,956	2,561,981
Preferred Bank	12,207	819,334
Premier Financial Corp.	43,320	1,149,713
Primis Financial Corp.(c)	16,912	230,849
ProAssurance Corp.	72,764	1,787,811
PROG Holdings, Inc.(b)(c)	92,703	2,453,848
Provident Financial Services, Inc.	110,861	2,453,354
QCR Holdings, Inc.	14,826	804,904
RBB Bancorp	11,808	252,573
Ready Capital Corp.	96,766	1,409,881
Redwood Trust, Inc.	268,659	2,605,992
Regional Management Corp.	16,651	716,826
Renasant Corp.(c)	88,945	2,649,672
Republic Bancorp, Inc., Class A	8,092	337,275
Republic First Bancorp, Inc.(b)(c)	49,721	208,331
RLI Corp.	30,411	3,490,575
Robinhood Markets, Inc., Class A(b)(c)	32,580	319,447
Root, Inc., Class A(b)	241,993	467,046
S&T Bancorp, Inc.	48,096	1,359,193
Safety Insurance Group, Inc.(c)	26,260	2,259,410
Sandy Spring Bancorp, Inc.	48,370	1,899,490
Sculptor Capital Management, Inc.(c)	22,173	231,930
Seacoast Banking Corp. of Florida	42,558	1,383,135
Selectquote, Inc.(b)(c)	335,168	690,446
ServisFirst Bancshares, Inc.	20,251	1,626,560
Shore Bancshares, Inc.	13,151	264,730
Sierra Bancorp.	13,276	288,753
Silvergate Capital Corp., Class A(b)(c)	3,620	423,395
SiriusPoint Ltd. (Bermuda)(b)	135,316	849,784
SmartFinancial, Inc.	10,380	254,518
South Plains Financial, Inc.	8,797	212,448

	Shares	Value
Financials-(continued)
Southern First Bancshares, Inc.(b)	7,595	$347,091
Southern Missouri Bancorp, Inc.	6,848	288,986
Southside Bancshares, Inc.	34,159	1,338,691
StepStone Group, Inc., Class A	14,178	363,240
Stewart Information Services Corp.	43,023	2,219,987
Stock Yards Bancorp, Inc.(c)	17,088	893,361
StoneX Group, Inc.(b)	16,294	1,104,407
TFS Financial Corp.(c)	44,321	664,372
Tiptree, Inc.(c)	37,160	432,171
Tompkins Financial Corp.	11,911	869,503
Towne Bank	91,385	2,519,484
TPG RE Finance Trust, Inc.	124,452	1,312,969
Tradeweb Markets, Inc., Class A	30,138	2,145,524
Trean Insurance Group, Inc.(b)	41,528	208,471
TriCo Bancshares(c)	31,141	1,169,345
TriState Capital Holdings, Inc.(b)	28,224	852,647
Triumph Bancorp, Inc.(b)(c)	12,764	886,332
Trupanion, Inc.(b)(c)	7,041	447,948
TrustCo Bank Corp.	26,805	834,976
Trustmark Corp.(c)	107,685	3,002,258
United Community Banks, Inc.(c)	88,568	2,669,440
United Fire Group, Inc.	26,961	789,688
United Insurance Holdings Corp.	67,961	155,631
Universal Insurance Holdings, Inc.	114,068	1,432,694
Univest Financial Corp.	29,936	754,387
Veritex Holdings, Inc.	35,592	1,169,197
Vinci Partners Investments Ltd., Class A (Brazil)(c)	33,578	391,184
Virtu Financial, Inc., Class A	74,720	2,157,914
Virtus Investment Partners, Inc.	5,976	1,058,708
Walker & Dunlop, Inc.	20,213	2,420,709
Washington Trust Bancorp, Inc.(c)	22,443	1,053,474
Waterstone Financial, Inc.	43,984	706,383
West Bancorporation, Inc.(c)	11,275	281,875
Westamerica Bancorporation	28,836	1,699,017
Western Asset Mortgage Capital Corp.	160,357	229,310
WisdomTree Investments, Inc.(c)	165,969	967,599
World Acceptance Corp.(b)(c)	5,723	1,079,987
WSFS Financial Corp.	47,853	1,917,470
XP, Inc., Class A (Brazil)(b)(c)	41,570	1,023,038

		307,580,313

Health Care-10.82%
10X Genomics, Inc., Class A(b)(c)	7,840	374,438
1Life Healthcare, Inc.(b)(c)	44,914	316,644
2seventy bio, Inc.(b)(c)	17,907	241,028
ABIOMED, Inc.(b)(c)	9,252	2,651,438
Acadia Pharmaceuticals, Inc.(b)(c)	22,083	407,211
Accolade, Inc.(b)(c)	19,397	107,847
Accuray, Inc.(b)(c)	113,682	302,394
AdaptHealth Corp.(b)(c)	44,958	569,168
Adaptive Biotechnologies Corp.(b)(c)	43,496	358,842
Addus HomeCare Corp.(b)	14,538	1,225,263
Adverum Biotechnologies, Inc.(b)(c)	265,259	283,827
agilon health, inc.(b)(c)	17,238	306,319
Agios Pharmaceuticals, Inc.(b)(c)	15,502	340,579
Akebia Therapeutics, Inc.(b)	214,026	88,864
Alignment Healthcare, Inc.(b)(c)	36,340	349,227
Alkermes PLC(b)	69,937	2,017,682
Allakos, Inc.(b)(c)	69,854	263,350

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)–(continued)

April 30, 2022

	Shares	Value
Health Care-(continued)
Allogene Therapeutics, Inc.(b)(c)	52,506	$438,425
Allscripts Healthcare Solutions, Inc.(b)	166,965	3,449,497
Alnylam Pharmaceuticals, Inc.(b)	7,471	996,856
Amedisys, Inc.(b)(c)	20,078	2,562,957
American Well Corp., Class A(b)(c)	228,689	715,797
Amicus Therapeutics, Inc.(b)(c)	38,089	269,670
AMN Healthcare Services, Inc.(b)	33,943	3,317,928
Amneal Pharmaceuticals, Inc.(b)	165,937	640,517
Amphastar Pharmaceuticals, Inc.(b)	20,727	735,187
AnaptysBio, Inc.(b)(c)	9,188	214,999
AngioDynamics, Inc.(b)	28,952	609,440
ANI Pharmaceuticals, Inc.(b)(c)	9,770	288,313
Anika Therapeutics, Inc.(b)	16,355	352,123
Annexon, Inc.(b)(c)	43,038	109,747
Arcturus Therapeutics Holdings, Inc.(b)(c)	13,723	265,952
Arcus Biosciences, Inc.(b)	10,231	247,693
Arrowhead Pharmaceuticals, Inc.(b)	10,585	435,149
Artivion, Inc.(b)(c)	33,317	676,002
Arvinas, Inc.(b)(c)	7,979	438,606
Assertio Holdings, Inc.(b)	186,624	393,777
Atara Biotherapeutics, Inc.(b)(c)	32,600	207,336
Atea Pharmaceuticals, Inc.(b)(c)	72,858	427,676
AtriCure, Inc.(b)	8,510	441,924
Atrion Corp.(c)	678	424,848
Aurinia Pharmaceuticals, Inc. (Canada)(b) .	21,777	224,085
Avanos Medical, Inc.(b)	58,066	1,693,205
Aveanna Healthcare Holdings, Inc.(b)(c)	64,234	187,563
Avidity Biosciences, Inc.(b)(c)	15,675	224,153
Axonics, Inc.(b)	5,880	304,702
Azenta, Inc.	21,401	1,604,219
Bio-Techne Corp.	7,376	2,800,593
Bluebird Bio, Inc.(b)(c)	135,812	492,998
Blueprint Medicines Corp.(b)(c)	22,978	1,340,766
Bruker Corp.	31,937	1,836,058
Butterfly Network, Inc.(b)(c)	45,273	150,759
Cardiovascular Systems, Inc.(b)	21,691	405,622
CareDx, Inc.(b)	8,445	257,066
Castle Biosciences, Inc.(b)	8,969	200,367
Certara, Inc.(b)(c)	31,198	572,483
Chemed Corp.	6,460	3,174,379
ChemoCentryx, Inc.(b)(c)	10,283	189,824
Chinook Therapeutics, Inc.(b)	18,772	284,020
Clover Health Investments Corp.(b)(c)	212,917	572,747
Coherus Biosciences, Inc.(b)(c)	28,832	260,641
Collegium Pharmaceutical, Inc.(b)(c)	15,748	253,543
Computer Programs & Systems, Inc.(b)	18,571	592,786
CONMED Corp.(c)	12,764	1,697,101
Corcept Therapeutics, Inc.(b)	37,913	815,509
CorVel Corp.(b)	3,048	472,684
Covetrus, Inc.(b)	199,334	2,750,809
CRISPR Therapeutics AG (Switzerland)(b)(c)	25,021	1,241,542
Cross Country Healthcare, Inc.(b)(c)	36,463	683,317
CryoPort, Inc.(b)	9,018	203,446
CureVac N.V. (Germany)(b)(c)	14,783	252,641
Deciphera Pharmaceuticals, Inc.(b)(c)	44,240	447,709
Denali Therapeutics, Inc.(b)(c)	26,676	634,889
DexCom, Inc.(b)	7,717	3,153,012
Eagle Pharmaceuticals, Inc.(b)(c)	10,480	462,482
Editas Medicine, Inc.(b)(c)	26,207	346,981

	Shares	Value
Health Care-(continued)
Emergent BioSolutions, Inc.(b)	70,870	$2,294,771
Enanta Pharmaceuticals, Inc.(b)	10,050	647,220
Endo International PLC(b)	784,588	1,569,176
Ensign Group, Inc. (The)	28,458	2,286,031
Evolent Health, Inc., Class A(b)	40,828	1,123,587
Exact Sciences Corp.(b)(c)	43,603	2,400,345
Exelixis, Inc.(b)	168,888	3,772,958
Fate Therapeutics, Inc.(b)(c)	9,530	272,177
FibroGen, Inc.(b)(c)	34,660	322,338
Forma Therapeutics Holdings, Inc.(b)(c)	45,704	345,522
Fulgent Genetics, Inc.(b)(c)	9,304	510,604
Glaukos Corp.(b)	14,897	704,479
Global Blood Therapeutics, Inc.(b)(c)	12,137	372,606
Globus Medical, Inc., Class A(b)	34,535	2,286,908
Gossamer Bio., Inc.(b)(c)	26,623	183,965
Guardant Health, Inc.(b)(c)	19,059	1,175,940
Haemonetics Corp.(b)	37,858	1,918,265
Halozyme Therapeutics, Inc.(b)	9,718	387,748
Hanger, Inc.(b)	60,048	987,189
Health Catalyst, Inc.(b)(c)	13,307	221,428
HealthEquity, Inc.(b)(c)	39,604	2,468,121
HealthStream, Inc.(b)	22,407	427,974
Heron Therapeutics, Inc.(b)(c)	33,722	152,423
Heska Corp.(b)(c)	3,149	345,886
ICU Medical, Inc.(b)	11,186	2,393,692
Inmode Ltd.(b)	7,799	195,833
Innoviva, Inc.(b)(c)	38,878	663,259
Inogen, Inc.(b)(c)	21,151	534,697
Inovio Pharmaceuticals, Inc.(b)(c)	141,147	385,331
Insmed, Inc.(b)(c)	13,458	295,672
Inspire Medical Systems, Inc.(b)	1,178	242,385
Insulet Corp.(b)(c)	5,146	1,229,843
Integer Holdings Corp.(b)	38,288	2,878,109
Integra LifeSciences Holdings Corp.(b)(c)	45,038	2,754,524
Intellia Therapeutics, Inc.(b)(c)	5,655	277,265
Intra-Cellular Therapies, Inc.(b)	9,561	483,882
Invacare Corp.(b)(c)	333,628	553,822
Invitae Corp.(b)(c)	186,920	992,545
Ionis Pharmaceuticals, Inc.(b)	45,240	1,663,022
Iovance Biotherapeutics, Inc.(b)(c)	35,965	544,870
iRhythm Technologies, Inc.(b)	3,941	486,201
Ironwood Pharmaceuticals, Inc.(b)(c)	25,035	300,420
Karuna Therapeutics, Inc.(b)(c)	2,176	242,537
Kodiak Sciences, Inc.(b)	10,061	60,567
Kronos Bio, Inc.(b)(c)	44,225	209,184
Kura Oncology, Inc.(b)(c)	39,284	563,725
Lannett Co., Inc.(b)	338,929	216,915
Lantheus Holdings, Inc.(b)	35,290	2,343,609
LeMaitre Vascular, Inc.(c)	7,730	334,013
LHC Group, Inc.(b)	25,334	4,201,644
Ligand Pharmaceuticals, Inc.(b)(c)	10,260	952,744
LivaNova PLC(b)(c)	25,853	1,981,891
MacroGenics, Inc.(b)(c)	34,024	243,272
Maravai LifeSciences Holdings, Inc., Class A(b)	7,302	224,390
Masimo Corp.(b)	19,883	2,246,183
Medpace Holdings, Inc.(b)	10,744	1,435,076
Meridian Bioscience, Inc.(b)(c)	31,302	801,018
Merit Medical Systems, Inc.(b)	32,070	1,988,661
Mesa Laboratories, Inc.(c)	1,763	376,630

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)–(continued)

April 30, 2022

	Shares	Value
Health Care-(continued)
Mirati Therapeutics, Inc.(b)	10,811	$668,012
Moderna, Inc.(b)	15,690	2,108,893
ModivCare, Inc.(b)(c)	15,551	1,616,837
Multiplan Corp.(b)(c)	772,719	3,423,145
Myriad Genetics, Inc.(b)	64,705	1,326,452
NanoString Technologies, Inc.(b)(c)	11,781	221,247
Natera, Inc.(b)	9,350	328,372
National HealthCare Corp.	12,551	854,221
National Research Corp.	12,320	422,576
Natus Medical, Inc.(b)	37,361	1,243,000
Nektar Therapeutics, (Acquired 03/20/2020 -04/19/2022; Cost $1,279,188)(b)(c)(d)	80,190	331,185
Neogen Corp.(b)(c)	42,861	1,131,530
NeoGenomics, Inc.(b)	44,061	416,376
Neurocrine Biosciences, Inc.(b)	16,919	1,523,218
Nevro Corp.(b)	9,531	587,967
NextGen Healthcare, Inc.(b)	40,693	767,063
Novavax, Inc.(b)(c)	8,310	374,532
Novocure Ltd.(b)(c)	8,570	656,291
NuVasive, Inc.(b)(c)	53,950	2,775,188
Oak Street Health, Inc.(b)(c)	22,983	415,762
Omnicell, Inc.(b)(c)	15,245	1,664,297
OPKO Health, Inc.(b)(c)	445,632	1,203,206
Option Care Health, Inc.(b)	101,968	3,046,804
OraSure Technologies, Inc.(b)(c)	77,704	477,103
Ortho Clinical Diagnostics Holdings PLC(b) .	94,037	1,655,992
Orthofix Medical, Inc.(b)	25,571	792,701
Outset Medical, Inc.(b)(c)	7,871	274,540
Pacific Biosciences of California, Inc.(b)	29,303	185,781
Pacira BioSciences, Inc.(b)(c)	14,621	1,090,288
PDL BioPharma, Inc.(b)(f)	527,611	1,538,250
Pennant Group, Inc. (The)(b)(c)	25,925	424,911
Penumbra, Inc.(b)(c)	4,268	736,486
PetIQ, Inc.(b)(c)	35,900	714,410
Phibro Animal Health Corp., Class A	27,931	502,479
Phreesia, Inc.(b)(c)	11,835	270,785
Prestige Consumer Healthcare, Inc.(b)	53,097	2,902,282
Protagonist Therapeutics, Inc.(b)(c)	10,429	94,800
PTC Therapeutics, Inc.(b)	16,150	570,580
Quidel Corp.(b)(c)	28,626	2,880,348
R1 RCM, Inc.(b)(c)	19,755	444,883
RadNet, Inc.(b)	55,570	1,083,615
Reata Pharmaceuticals, Inc., Class A(b)(c)	12,319	312,656
REGENXBIO, Inc.(b)(c)	15,861	440,301
Relay Therapeutics, Inc.(b)(c)	23,990	571,682
Repligen Corp.(b)	10,120	1,591,269
Replimune Group, Inc.(b)(c)	18,644	312,660
Revance Therapeutics, Inc.(b)	26,882	440,327
Rocket Pharmaceuticals, Inc.(b)(c)	16,864	173,362
Sage Therapeutics, Inc.(b)	55,249	1,741,448
Sangamo Therapeutics, Inc.(b)(c)	75,325	312,599
Sarepta Therapeutics, Inc.(b)	11,959	864,875
Schrodinger, Inc.(b)(c)	16,075	397,374
Seagen, Inc.(b)	24,943	3,267,782
SeaSpine Holdings Corp.(b)	20,555	191,367
Seer, Inc.(b)	21,418	155,923
SIGA Technologies, Inc.(b)(c)	55,073	378,352
Sotera Health Co.(b)(c)	39,860	812,347
SpringWorks Therapeutics, Inc.(b)(c)	5,701	244,630

	Shares	Value
Health Care-(continued)
STAAR Surgical Co.(b)(c)	4,545	$259,474
Sundial Growers, Inc. (Canada)(b)	411,677	193,241
Supernus Pharmaceuticals, Inc.(b)(c)	44,704	1,247,242
Surgery Partners, Inc.(b)(c)	19,115	977,923
Sutro Biopharma, Inc.(b)(c)	38,659	232,341
Tabula Rasa HealthCare, Inc.(b)	41,144	138,655
Tactile Systems Technology, Inc.(b)	16,623	280,596
Tandem Diabetes Care, Inc.(b)	5,002	482,593
Taro Pharmaceutical Industries Ltd.(b)	7,091	278,322
TG Therapeutics, Inc.(b)(c)	42,039	291,751
Tilray Brands, Inc., Class 2 (Canada)(b)(c)	64,720	322,306
Tivity Health, Inc.(b)	37,248	1,196,778
Travere Therapeutics, Inc.(b)(c)	11,106	279,094
Turning Point Therapeutics, Inc.(b)(c)	30,337	893,121
Twist Bioscience Corp.(b)(c)	6,251	180,279
UFP Technologies, Inc.(b)	5,086	349,256
Ultragenyx Pharmaceutical, Inc.(b)(c)	16,583	1,172,252
uniQure N.V. (Netherlands)(b)(c)	14,471	216,197
US Physical Therapy, Inc.(c)	8,424	874,158
Vanda Pharmaceuticals, Inc.(b)	46,322	459,514
Varex Imaging Corp.(b)(c)	55,907	1,109,754
Vaxcyte, Inc.(b)(c)	11,675	282,652
Veeva Systems, Inc., Class A(b)	16,835	3,063,128
Veracyte, Inc.(b)(c)	17,558	359,412
Vir Biotechnology, Inc.(b)(c)	10,723	218,213
Xencor, Inc.(b)	18,387	459,307
Zentalis Pharmaceuticals, Inc.(b)(c)	4,915	130,346
Zogenix, Inc.(b)(c)(f)	11,278	7,669
Zymeworks, Inc. (Canada)(b)	44,595	272,475

		194,307,744

Industrials-16.91%
AAON, Inc.	15,067	734,366
AAR Corp.(b)	52,146	2,449,819
Acacia Research Corp.(b)(c)	76,128	357,040
ACCO Brands Corp.	168,840	1,237,597
Advanced Drainage Systems, Inc.	17,463	1,789,259
Aerojet Rocketdyne Holdings, Inc.(b)(c)	78,414	3,134,992
AeroVironment, Inc.(b)(c)	15,603	1,253,233
Air Transport Services Group, Inc.(b)	96,896	3,032,845
Alamo Group, Inc.	9,078	1,147,822
Alaska Air Group, Inc.(b)(c)	49,878	2,712,864
Albany International Corp., Class A	23,581	1,844,506
Alight, Inc., Class A(b)(c)	35,076	301,303
Allegiant Travel Co.(b)	4,524	702,080
Allied Motion Technologies, Inc.(c)	9,410	229,039
Alta Equipment Group, Inc.(b)	24,287	273,229
Altra Industrial Motion Corp.	72,516	2,828,124
Ameresco, Inc., Class A(b)(c)	16,203	817,279
American Woodmark Corp.(b)	51,406	2,408,371
API Group Corp.(b)	160,800	2,984,448
Apogee Enterprises, Inc.	39,547	1,740,068
ARC Document Solutions, Inc.	76,132	289,302
ArcBest Corp.(c)	33,971	2,451,347
Arcosa, Inc.	67,313	3,603,265
Argan, Inc.	26,426	971,948
Armstrong World Industries, Inc.	24,854	2,104,140
Array Technologies, Inc.(b)(c)	72,851	475,717
Astec Industries, Inc.	27,872	1,089,795
Astronics Corp.(b)	54,986	532,814

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)–(continued)

April 30, 2022

	Shares	Value
Industrials-(continued)
Atkore, Inc.(b)	26,680	$2,563,948
Atlas Corp. (Canada)(c)	113,088	1,397,768
Axon Enterprise, Inc.(b)	10,440	1,171,368
AZEK Co., Inc. (The)(b)(c)	56,568	1,201,504
AZZ, Inc.	33,796	1,542,449
Babcock & Wilcox Enterprises, Inc.(b)(c)	71,255	535,125
Barnes Group, Inc.	65,700	2,206,206
Barrett Business Services, Inc.	15,096	1,086,459
Bloom Energy Corp., Class A(b)(c)	21,979	407,930
Blue Bird Corp.(b)(c)	22,683	363,609
BlueLinx Holdings, Inc.(b)	24,769	1,651,349
Brady Corp., Class A	54,472	2,437,622
BrightView Holdings, Inc.(b)(c)	97,202	1,230,577
Caesarstone Ltd.	42,831	421,029
Casella Waste Systems, Inc., Class A(b)	18,108	1,489,202
CBIZ, Inc.(b)(c)	45,014	1,885,637
Chart Industries, Inc.(b)(c)	24,725	4,174,075
Cimpress PLC (Ireland)(b)(c)	29,635	1,496,864
CIRCOR International, Inc.(b)(c)	26,639	523,456
Civeo Corp.(b)	13,143	341,718
Columbus McKinnon Corp.	26,632	944,104
Comfort Systems USA, Inc.	29,043	2,451,810
Commercial Vehicle Group, Inc.(b)(c)	65,124	467,590
Construction Partners, Inc.(b)(c)	25,345	654,155
Copa Holdings S.A., Class A (Panama)(c)	10,241	771,864
Core & Main, Inc., Class A(b)(c)	48,508	1,152,550
CoreCivic, Inc.(b)	299,893	3,727,670
Cornerstone Building Brands, Inc.(b)	79,093	1,929,078
Costamare, Inc. (Monaco)	86,117	1,154,829
Covenant Logistics Group, Inc., Class A	42,333	869,520
CRA International, Inc.	6,141	505,834
CSW Industrials, Inc.	6,523	688,242
Danaos Corp. (Greece)	12,982	1,061,149
Daseke, Inc.(b)	158,432	1,330,829
Deluxe Corp.	66,883	1,811,192
Desktop Metal, Inc., Class A(b)(c)	90,185	316,549
Diana Shipping, Inc. (Greece)	73,256	341,373
Douglas Dynamics, Inc.(c)	28,181	872,484
Driven Brands Holdings, Inc.(b)(c)	22,933	639,601
Ducommun, Inc., (Acquired 05/16/2017 - 04/27/2022; Cost $421,175)(b)(d)	11,429	583,679
Dun & Bradstreet Holdings, Inc.(b)(c)	136,881	2,161,351
DXP Enterprises, Inc.(b)	30,460	719,770
Eagle Bulk Shipping, Inc.	8,222	511,737
Encore Wire Corp.	14,257	1,608,332
Enerpac Tool Group Corp.(c)	48,310	970,065
Ennis, Inc.	41,676	718,911
EnPro Industries, Inc.	20,015	1,865,598
ESCO Technologies, Inc.	22,525	1,406,686
Evoqua Water Technologies Corp.(b)	49,946	2,082,249
Exponent, Inc.	14,117	1,352,550
Federal Signal Corp.(c)	49,253	1,676,080
Forrester Research, Inc.(b)	6,888	383,593
Forward Air Corp.	18,415	1,785,703
Franklin Covey Co.(b)	4,927	197,425
Franklin Electric Co., Inc.	26,285	1,838,373
FuelCell Energy, Inc.(b)(c)	49,044	200,100
Gates Industrial Corp. PLC(b)(c)	160,774	2,049,869
Genco Shipping & Trading Ltd	31,639	697,007
Gibraltar Industries, Inc.(b)	38,492	1,456,537

	Shares	Value
Industrials-(continued)
Global Industrial Co.	18,945	$584,643
Global Ship Lease, Inc., Class A (United Kingdom)	14,095	313,473
Golden Ocean Group Ltd. (Norway)(c)	106,240	1,331,187
Gorman-Rupp Co. (The)	20,437	651,123
GrafTech International Ltd.	259,310	2,354,535
Granite Construction, Inc.	91,351	2,708,557
Great Lakes Dredge & Dock Corp.(b)	68,525	946,330
Griffon Corp.	80,226	1,501,029
H&E Equipment Services, Inc.(c)	63,378	2,248,652
Harsco Corp.(b)	132,311	1,352,218
Hawaiian Holdings, Inc.(b)(c)	39,209	664,985
Hayward Holdings, Inc.(b)(c)	27,888	443,419
Healthcare Services Group, Inc.(c)	166,640	2,847,878
Heartland Express, Inc.	67,354	929,485
Heidrick & Struggles International, Inc.	19,969	638,209
Helios Technologies, Inc.	15,569	1,045,925
Heritage-Crystal Clean, Inc.(b)	17,044	465,301
Hillenbrand, Inc.	75,450	3,079,869
Hillman Solutions Corp.(b)(c)	24,580	285,865
HNI Corp.	69,211	2,466,680
Huron Consulting Group, Inc.(b)	27,903	1,444,817
Huttig Building Products, Inc.(b)	64,683	690,814
Hydrofarm Holdings Group, Inc.(b)(c)	19,078	182,195
Hyliion Holdings Corp.(b)(c)	103,896	333,506
Hyster-Yale Materials Handling, Inc.	31,153	957,020
IAA, Inc.(b)	78,636	2,882,009
ICF International, Inc.(c)	19,732	1,949,719
Ideanomics, Inc.(b)(c)	248,048	178,396
IES Holdings, Inc.(b)	11,133	326,197
Infrastructure and Energy Alternatives, Inc.(b)	50,020	467,687
INNOVATE Corp.(b)(c)	98,543	298,585
Insperity, Inc.(c)	37,598	3,987,268
Insteel Industries, Inc.(c)	21,205	899,516
Interface, Inc.	86,719	1,100,464
JetBlue Airways Corp.(b)(c)	205,074	2,257,865
John Bean Technologies Corp.	17,629	2,078,283
Kadant, Inc.	5,886	1,088,910
Kaman Corp.	43,640	1,702,396
Kelly Services, Inc., Class A	43,822	845,326
Kforce, Inc.	18,955	1,327,798
Kimball International, Inc., Class B	73,213	562,276
Korn Ferry	47,678	2,929,336
Kornit Digital Ltd. (Israel)(b)(c)	6,679	444,154
Kratos Defense & Security Solutions, Inc.(b)	92,860	1,408,686
Lawson Products, Inc.(b)	5,272	200,283
Lindsay Corp.	6,789	917,533
Luxfer Holdings PLC (United Kingdom)	31,692	511,509
Lyft, Inc., Class A(b)	64,524	2,103,482
Manitowoc Co., Inc. (The)(b)	93,496	1,237,887
ManTech International Corp., Class A	30,460	2,447,156
Marten Transport Ltd.	77,681	1,350,096
Masonite International Corp.(b)	34,722	2,691,650
Matrix Service Co.(b)	189,786	1,290,545
Matson, Inc.	8,272	711,557
Matthews International Corp., Class A	47,716	1,422,414
Maxar Technologies, Inc.(c)	106,660	3,435,519
Mayville Engineering Co., Inc.(b)(c)	24,937	206,478

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)–(continued)

April 30, 2022

	Shares	Value
Industrials-(continued)
McGrath RentCorp.	27,617	$2,304,915
Mercury Systems, Inc.(b)(c)	41,335	2,306,080
Mesa Air Group, Inc.(b)(c)	85,821	291,791
Miller Industries, Inc.	13,314	356,948
MillerKnoll, Inc.(c)	85,830	2,723,386
Mistras Group, Inc.(b)(c)	35,662	202,917
Montrose Environmental Group, Inc.(b)	8,436	382,741
Moog, Inc., Class A	41,920	3,348,150
MRC Global, Inc.(b)	223,795	2,683,302
MSA Safety, Inc.	20,244	2,443,248
Mueller Water Products, Inc., Class A	154,705	1,861,101
MYR Group, Inc.(b)	21,845	1,727,721
National Presto Industries, Inc.	12,427	883,933
Navios Maritime Holdings, Inc. (Greece)(b) .	92,180	334,613
Nikola Corp.(b)(c)	66,334	476,278
NN, Inc.(b)	97,170	294,425
Northwest Pipe Co.(b)	16,398	437,991
NOW, Inc.(b)	268,438	2,925,974
NV5 Global, Inc.(b)(c)	7,716	924,377
PAM Transportation Services, Inc.(b)	7,379	224,248
Park Aerospace Corp.	35,046	410,038
Park-Ohio Holdings Corp.	18,022	172,831
Parsons Corp.(b)	41,215	1,522,070
PGT Innovations, Inc.(b)	70,922	1,260,284
Plug Power, Inc.(b)(c)	59,184	1,244,048
Powell Industries, Inc.	20,590	397,387
Primoris Services Corp.	114,540	2,655,037
Proto Labs, Inc.(b)	24,255	1,033,506
Quad/Graphics, Inc.(b)	49,383	334,817
Quanex Building Products Corp.	50,773	975,857
Radiant Logistics, Inc.(b)	53,174	306,814
RBC Bearings, Inc.(b)(c)	13,321	2,242,590
Resources Connection, Inc.	59,718	1,026,552
REV Group, Inc.(c)	65,366	779,163
Rollins, Inc.(c)	83,019	2,784,457
Safe Bulkers, Inc. (Greece)	159,287	654,670
Saia, Inc.(b)	12,116	2,495,411
Schneider National, Inc., Class B(c)	87,569	2,069,256
Shyft Group, Inc. (The)	16,296	415,059
Simpson Manufacturing Co., Inc.	23,736	2,460,711
SiteOne Landscape Supply, Inc.(b)	19,232	2,712,289
Skillsoft Corp.(b)(c)	42,019	224,802
SkyWest, Inc.(b)	46,527	1,356,262
SP Plus Corp.(b)	29,842	850,497
Spirit Airlines, Inc.(b)	62,527	1,476,263
SPX Corp.(b)	43,118	1,806,644
Standex International Corp.	11,304	1,063,028
Star Bulk Carriers Corp. (Greece)	32,199	904,792
Steelcase, Inc., Class A	271,950	3,189,974
Stem, Inc.(b)(c)	25,708	184,326
Sterling Construction Co., Inc.(b)	43,490	995,486
Sun Country Airlines Holdings, Inc.(b)	9,500	261,345
Tecnoglass, Inc.	14,168	316,371
Tennant Co.(c)	15,255	985,168
Tetra Tech, Inc.	21,576	3,005,105
Textainer Group Holdings Ltd. (China)(c)	60,414	2,026,286
Thermon Group Holdings, Inc.(b)	47,002	705,030
Titan International, Inc.(b)	80,692	1,118,391
Titan Machinery, Inc.(b)	42,497	1,002,079
TPI Composites, Inc.(b)(c)	127,018	1,453,086

	Shares	Value
Industrials-(continued)
Transcat, Inc.(b)(c)	3,338	$243,674
Trex Co., Inc.(b)	22,477	1,307,937
TriNet Group, Inc.(b)(c)	33,354	2,958,500
Triumph Group, Inc.(b)(c)	74,870	1,687,570
TrueBlue, Inc.(b)	74,149	1,895,990
Tutor Perini Corp.(b)	131,809	1,221,869
UniFirst Corp.	15,277	2,632,227
Universal Logistics Holdings, Inc.(c)	14,373	291,484
Upwork, Inc.(b)(c)	18,044	378,383
US Ecology, Inc.(b)	24,480	1,174,795
US Xpress Enterprises, Inc., Class A(b)(c)	121,875	403,406
USA Truck, Inc.(b)	21,820	358,066
Vectrus, Inc.(b)	17,119	617,996
Vertiv Holdings Co.	136,276	1,707,538
Viad Corp.(b)	27,051	885,920
Vicor Corp.(b)	3,137	189,851
Virgin Galactic Holdings, Inc.(b)(c)	52,042	389,795
VSE Corp.	13,177	570,696
Wabash National Corp.	123,805	1,771,650
Watts Water Technologies, Inc., Class A	15,985	2,037,448
Welbilt, Inc.(b)	93,495	2,208,352
Willdan Group, Inc.(b)	13,357	359,036
WillScot Mobile Mini Holdings Corp.(b)	91,938	3,227,024
Yellow Corp.(b)(c)	350,388	1,569,738
ZIM Integrated Shipping Services Ltd. (Israel)(c)	11,728	652,429
Zurn Water Solutions Corp.	46,957	1,465,998

		303,528,533

Information Technology-13.70%
3D Systems Corp.(b)(c)	48,789	553,267
8x8, Inc.(b)	32,941	302,069
ACI Worldwide, Inc.(b)(c)	97,477	2,692,315
ADTRAN, Inc.(c)	44,651	776,481
Advanced Energy Industries, Inc.(c)	24,932	1,907,797
Alarm.com Holdings, Inc.(b)	13,929	850,783
Allegro MicroSystems, Inc. (Japan)(b)	11,943	290,334
Alpha & Omega Semiconductor Ltd.(b)	11,267	483,354
Altair Engineering, Inc., Class A(b)	7,547	409,953
Alteryx, Inc., Class A(b)(c)	11,472	736,502
Ambarella, Inc.(b)	4,585	376,337
American Software, Inc., Class A	19,970	341,487
Anaplan, Inc.(b)	10,088	655,619
AppFolio, Inc., Class A(b)(c)	2,583	268,270
Appian Corp.(b)(c)	4,426	211,563
Applied Optoelectronics, Inc.(b)(c)	126,387	324,815
Arlo Technologies, Inc.(b)	45,121	349,237
Aspen Technology, Inc.(b)	13,789	2,186,108
Atlassian Corp. PLC, Class A(b)	2,625	590,179
Autodesk, Inc.(b)	16,417	3,107,410
Avalara, Inc.(b)	13,262	1,008,840
Avaya Holdings Corp.(b)(c)	188,639	1,744,911
Aviat Networks, Inc.(b)(c)	8,659	258,904
Avid Technology, Inc.(b)	14,067	446,065
Axcelis Technologies, Inc.(b)	14,246	775,695
AXT, Inc.(b)(c)	37,875	223,463
Badger Meter, Inc.	10,435	842,000
Bel Fuse, Inc., Class B	25,359	413,605
Belden, Inc.	58,710	3,031,197
Benchmark Electronics, Inc.	63,977	1,520,094

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)–(continued)

April 30, 2022

	Shares	Value
Information Technology-(continued)
Bentley Systems, Inc., Class B(c)	50,106	$2,123,993
Bill.com Holdings, Inc.(b)	3,050	520,666
Blackbaud, Inc.(b)(c)	25,921	1,503,677
Blackline, Inc.(b)(c)	7,361	493,555
Bottomline Technologies (DE), Inc.(b)	14,766	836,051
Box, Inc., Class A(b)	21,590	661,086
C3.ai, Inc., Class A(b)(c)	29,734	505,181
CalAmp Corp.(b)(c)	66,778	365,276
Calix, Inc.(b)(c)	10,115	403,690
Casa Systems, Inc.(b)	61,372	300,723
Cass Information Systems, Inc.	15,206	588,624
Ceragon Networks Ltd. (Israel)(b)	218,314	416,980
Cerence, Inc.(b)(c)	36,219	1,068,461
Ceridian HCM Holding, Inc.(b)	38,538	2,163,138
CEVA, Inc.(b)	8,695	315,976
ChannelAdvisor Corp.(b)	13,851	200,978
Cloudflare, Inc., Class A(b)	7,923	682,487
CMC Materials, Inc.	13,451	2,406,518
Cognyte Software Ltd. (Israel)(b)	73,966	501,489
Coherent, Inc.(b)	10,861	2,909,662
Cohu, Inc.(b)	25,748	683,867
CommVault Systems, Inc.(b)	14,640	893,040
Comtech Telecommunications Corp.	53,601	728,974
Consensus Cloud Solutions, Inc.(b)	29,583	1,559,616
Corsair Gaming, Inc.(b)(c)	23,786	359,882
Coupa Software, Inc.(b)	10,466	903,216
Crowdstrike Holdings, Inc., Class A(b)(c)	5,706	1,134,125
CSG Systems International, Inc.	31,396	1,929,912
CTS Corp.	24,858	879,227
CyberArk Software Ltd.(b)	7,996	1,256,491
Daktronics, Inc.(b)(c)	114,947	385,072
Datadog, Inc., Class A(b)	5,761	695,814
Diebold Nixdorf, Inc.(b)(c)	273,831	1,122,707
Digi International, Inc.(b)	30,539	577,798
Digital Turbine, Inc.(b)(c)	6,299	199,363
Diodes, Inc.(b)	31,517	2,301,687
DocuSign, Inc.(b)	8,214	665,334
Dolby Laboratories, Inc., Class A	40,070	3,104,223
Dropbox, Inc., Class A(b)	45,037	979,555
Duck Creek Technologies, Inc.(b)	20,697	329,703
Dynatrace, Inc.(b)	27,253	1,045,425
Eastman Kodak Co.(b)(c)	122,223	631,893
Ebix, Inc.(c)	38,556	1,148,969
Elastic N.V.(b)	6,577	500,773
EMCORE Corp.(b)(c)	60,143	207,493
Enphase Energy, Inc.(b)	7,235	1,167,729
Envestnet, Inc.(b)(c)	29,837	2,376,219
ePlus, Inc.(b)	39,409	2,225,820
Everbridge, Inc.(b)	7,913	341,050
EVERTEC, Inc.	28,170	1,109,898
Evo Payments, Inc., Class A(b)	19,617	441,971
Exela Technologies, Inc.	1,179,023	388,370
ExlService Holdings, Inc.(b)	16,163	2,200,592
Extreme Networks, Inc.(b)	55,997	537,571
Fabrinet (Thailand)(b)	25,894	2,542,532
Fair Isaac Corp.(b)	3,312	1,237,065
FARO Technologies, Inc.(b)	11,635	398,964
Fastly, Inc., Class A(b)(c)	50,993	810,789
Five9, Inc.(b)	4,608	507,341
FormFactor, Inc.(b)	35,528	1,353,972

	Shares	Value
Information Technology-(continued)
Fortinet, Inc.(b)	10,047	$2,903,683
Globant S.A.(b)	6,251	1,350,153
GoDaddy, Inc., Class A(b)	43,856	3,544,003
Guidewire Software, Inc.(b)(c)	25,540	2,220,448
Hackett Group, Inc. (The)	24,482	575,082
Harmonic, Inc.(b)(c)	51,259	425,450
HubSpot, Inc.(b)	2,179	826,778
I3 Verticals, Inc., Class A(b)(c)	10,573	290,229
Ichor Holdings Ltd.(b)(c)	30,082	875,687
Infinera Corp.(b)(c)	114,134	877,690
Information Services Group, Inc.	36,117	226,454
InterDigital, Inc.	34,880	1,982,928
International Money Express, Inc.(b)	19,104	379,596
IonQ, Inc.(b)(c)	18,139	142,754
Itron, Inc.(b)	59,769	2,855,763
Ituran Location and Control Ltd. (Israel)	19,949	447,656
Jamf Holding Corp.(b)(c)	13,916	428,613
JFrog Ltd. (Israel)(b)	14,092	294,100
Kimball Electronics, Inc.(b)(c)	43,944	783,961
Knowles Corp.(b)	103,362	1,914,264
Kulicke & Soffa Industries, Inc. (Singapore)(c)	29,104	1,350,717
Lattice Semiconductor Corp.(b)	14,719	707,101
Limelight Networks, Inc.(b)(c)	73,480	262,324
Littelfuse, Inc.	12,990	2,977,958
LivePerson, Inc.(b)(c)	16,397	370,900
LiveRamp Holdings, Inc.(b)	32,808	1,027,547
Lumentum Holdings, Inc.(b)(c)	35,758	2,903,907
MACOM Technology Solutions Holdings, Inc.(b)	8,622	439,291
MagnaChip Semiconductor Corp. (South Korea)(b)	58,231	1,065,045
Mandiant, Inc.(b)	74,449	1,636,389
Manhattan Associates, Inc.(b)	10,929	1,426,781
Marathon Digital Holdings, Inc.(b)(c)	12,135	189,306
Maxeon Solar Technologies Ltd.(b)(c)	68,815	796,878
MaxLinear, Inc.(b)	13,371	640,070
Methode Electronics, Inc.	42,779	1,908,371
MicroStrategy, Inc., Class A(b)(c)	2,154	762,882
Mimecast Ltd.(b)	8,578	683,495
Mirion Technologies, Inc.(b)(c)	58,216	459,324
Momentive Global, Inc.(b)	29,332	464,032
MoneyGram International, Inc.(b)(c)	152,834	1,548,208
Monolithic Power Systems, Inc.	5,115	2,006,308
N-able, Inc.(b)(c)	23,873	238,730
NeoPhotonics Corp.(b)	30,654	464,102
NETGEAR, Inc.(b)	58,774	1,275,396
NetScout Systems, Inc.(b)(c)	102,981	3,171,815
New Relic, Inc.(b)(c)	9,224	583,602
nLight, Inc.(b)(c)	23,630	310,735
Novanta, Inc.(b)(c)	9,538	1,227,541
Nutanix, Inc., Class A(b)	30,546	764,566
NVE Corp.(c)	4,252	197,208
Okta, Inc.(b)	4,926	587,721
OneSpan, Inc.(b)	26,136	369,302
Onto Innovation, Inc.(b)	19,526	1,389,080
OSI Systems, Inc.(b)	22,395	1,771,445
PagerDuty, Inc.(b)(c)	13,835	395,266
Pagseguro Digital Ltd., Class A (Brazil)(b)(c)	156,989	2,309,308

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)–(continued)

April 30, 2022

	Shares	Value
Information Technology-(continued)
Palantir Technologies, Inc., Class A(b)(c)	154,858	$1,610,523
Palo Alto Networks, Inc.(b)	5,936	3,331,758
PAR Technology Corp.(b)(c)	7,695	254,243
Paya Holdings, Inc., Class A(b)	44,254	225,253
Paycom Software, Inc.(b)	5,201	1,463,925
Paylocity Holding Corp.(b)	3,465	657,068
PC Connection, Inc.	14,246	705,035
PDF Solutions, Inc.(b)(c)	9,334	217,016
Pegasystems, Inc.(c)	6,455	494,388
Perficient, Inc.(b)	10,474	1,041,220
PFSweb, Inc.(b)	24,475	277,791
Photronics, Inc.(b)	94,996	1,423,990
Ping Identity Holding Corp.(b)(c)	39,140	1,022,728
Plantronics, Inc.(b)	38,260	1,525,044
Plexus Corp.(b)	40,591	3,293,554
Power Integrations, Inc.	17,119	1,369,520
Progress Software Corp.(c)	27,248	1,307,359
PROS Holdings, Inc.(b)(c)	7,770	217,016
PTC, Inc.(b)	25,716	2,937,024
Pure Storage, Inc., Class A(b)(c)	61,596	1,804,763
Q2 Holdings, Inc.(b)(c)	12,510	647,142
Qualys, Inc.(b)	7,392	1,007,382
Quantum Corp.(b)(c)	125,716	235,089
Radware Ltd. (Israel)(b)	17,277	499,478
Rambus, Inc.(b)	42,758	1,065,102
Rapid7, Inc.(b)(c)	2,958	282,548
Repay Holdings Corp.(b)(c)	36,180	484,088
Ribbon Communications, Inc.(b)(c)	141,792	489,182
RingCentral, Inc., Class A(b)	5,144	436,468
Rogers Corp.(b)	8,472	2,293,540
SailPoint Technologies Holding, Inc.(b)(c)	17,859	1,139,940
ScanSource, Inc.(b)	40,372	1,382,337
Semtech Corp.(b)	23,527	1,402,209
Shift4 Payments, Inc., Class A(b)(c)	11,890	623,749
Silicom Ltd. (Israel)(b)	6,489	228,283
Silicon Laboratories, Inc.(b)	15,023	2,026,753
SMART Global Holdings, Inc.(b)(c)	38,432	870,869
Smartsheet, Inc., Class A(b)	11,383	550,140
Snowflake, Inc., Class A(b)	12,238	2,098,083
SolarEdge Technologies, Inc.(b)	9,630	2,411,448
SolarWinds Corp.	41,192	509,545
Splunk, Inc.(b)	25,064	3,058,309
SPS Commerce, Inc.(b)	6,207	742,543
StoneCo Ltd., Class A (Brazil)(b)(c)	270,736	2,550,333
Stratasys Ltd.(b)(c)	46,264	897,059
SunPower Corp.(b)(c)	39,555	653,053
Super Micro Computer, Inc.(b)	84,824	3,571,090
Switch, Inc., Class A(c)	20,913	624,462
Synaptics, Inc.(b)	11,756	1,745,061
Tenable Holdings, Inc.(b)	6,612	365,181
Teradata Corp.(b)(c)	61,823	2,556,381
Trade Desk, Inc. (The), Class A(b)	21,526	1,268,312
TTEC Holdings, Inc.	12,298	907,715
Tucows, Inc., Class A(b)(c)	6,342	365,426
Turtle Beach Corp.(b)(c)	15,635	260,166
Tyler Technologies, Inc.(b)	8,792	3,470,290
Ubiquiti, Inc.(c)	946	267,009
Ultra Clean Holdings, Inc.(b)	34,435	1,073,339
Unisys Corp.(b)	118,437	1,682,990
Unity Software, Inc.(b)(c)	12,562	834,242

	Shares	Value
Information Technology-(continued)
Universal Display Corp.	10,440	$1,333,501
Upland Software, Inc.(b)(c)	25,428	379,386
Varonis Systems, Inc.(b)(c)	6,817	294,494
Veeco Instruments, Inc.(b)(c)	26,601	609,695
Verint Systems, Inc.(b)	28,879	1,575,638
VeriSign, Inc.(b)	15,807	2,824,553
Verra Mobility Corp.(b)(c)	64,250	901,428
Viavi Solutions, Inc.(b)(c)	115,083	1,650,290
VirnetX Holding Corp.(b)(c)	160,898	228,475
Vishay Precision Group, Inc.(b)	14,768	460,909
Vonage Holdings Corp.(b)(c)	90,779	1,811,949
Wix.com Ltd. (Israel)(b)	8,280	624,809
Wolfspeed, Inc.(b)(c)	31,367	2,876,668
Xperi Holding Corp.(c)	155,162	2,420,527
Yext, Inc.(b)(c)	44,474	257,504
Zendesk, Inc.(b)	7,710	940,928
Zoom Video Communications, Inc., Class A(b)	28,766	2,864,231
Zscaler, Inc.(b)	1,401	284,039
Zuora, Inc., Class A(b)(c)	19,765	240,540

		245,873,968

Materials-5.02%
Advanced Emissions Solutions, Inc.(b)	40,710	246,295
AdvanSix, Inc.	59,937	2,669,594
Allegheny Technologies, Inc.(b)	105,851	2,877,030
Alpha Metallurgical Resources, Inc.(b)	24,397	3,775,192
American Vanguard Corp.	44,897	960,796
Ardagh Metal Packaging S.A.(b)	21,607	154,058
Balchem Corp.	12,324	1,518,317
Carpenter Technology Corp.	96,078	3,668,258
Century Aluminum Co.(b)	49,061	827,659
Chase Corp.	6,053	510,631
Clearwater Paper Corp.(b)	43,042	1,425,121
Coeur Mining, Inc.(b)(c)	382,058	1,386,871
Danimer Scientific, Inc.(b)(c)	109,025	427,378
Eagle Materials, Inc.	23,141	2,853,748
Ecovyst, Inc.	119,111	1,198,257
Ferroglobe PLC(b)(c)	93,804	605,036
FutureFuel Corp.	85,223	810,471
GCP Applied Technologies, Inc.(b)	43,162	1,353,992
Glatfelter Corp.	75,667	832,337
Greif, Inc., Class A	58,820	3,569,198
Hawkins, Inc.	13,776	513,569
Haynes International, Inc.(c)	16,776	655,606
Hecla Mining Co.(c)	450,678	2,348,032
Ingevity Corp.(b)	42,376	2,538,322
Innospec, Inc.	23,388	2,229,110
Intrepid Potash, Inc.(b)	10,533	806,617
Kaiser Aluminum Corp.	25,533	2,463,934
Koppers Holdings, Inc.	36,319	881,099
Kronos Worldwide, Inc.(c)	49,455	752,705
Livent Corp.(b)(c)	53,199	1,136,331
LSB Industries, Inc.(b)	30,934	662,297
Materion Corp.	17,453	1,486,123
McEwen Mining, Inc. (Canada)(b)	323,182	216,597
Mercer International, Inc. (Germany)	102,068	1,634,109
Mesabi Trust	10,352	241,719
Minerals Technologies, Inc.(c)	46,950	2,986,489
MP Materials Corp.(b)	9,362	356,130

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)–(continued)

April 30, 2022

	Shares	Value
Materials-(continued)
Myers Industries, Inc.	35,507	$778,669
Neenah, Inc.	26,741	946,631
NewMarket Corp.	8,875	2,880,914
Nexa Resources S.A. (Brazil)	59,513	557,042
Olympic Steel, Inc.	25,832	886,813
Orion Engineered Carbons S.A. (Germany)	94,656	1,429,306
Pactiv Evergreen, Inc.(c)	66,713	657,790
Quaker Chemical Corp.(c)	8,109	1,319,415
Ranpak Holdings Corp.(b)(c)	13,749	207,335
Rayonier Advanced Materials, Inc.(b)	135,088	693,001
Resolute Forest Products, Inc.	248,940	3,470,224
Ryerson Holding Corp.	48,746	1,794,340
Schnitzer Steel Industries, Inc., Class A	52,402	2,391,103
Schweitzer-Mauduit International, Inc., Class A(c)	70,099	1,763,691
Sensient Technologies Corp.	39,392	3,332,563
Stepan Co.	26,520	2,707,957
SunCoke Energy, Inc.	236,759	1,969,835
TimkenSteel Corp.(b)	92,066	1,903,004
Tredegar Corp.	60,505	692,782
TriMas Corp.	41,816	1,235,245
Tronox Holdings PLC, Class A	142,430	2,449,796
Worthington Industries, Inc.(c)	53,759	2,557,316

		90,203,800

Real Estate-6.99%
Acadia Realty Trust	134,154	2,806,502
Agree Realty Corp.	46,836	3,181,101
Alexander & Baldwin, Inc.	117,949	2,500,519
Alexander’s, Inc.(c)	2,947	731,357
American Assets Trust, Inc.	57,946	2,120,824
Apartment Income REIT Corp.	71,520	3,516,638
Apartment Investment & Management Co., Class A	195,244	1,230,037
Armada Hoffler Properties, Inc.	66,457	900,492
Ashford Hospitality Trust, Inc.(b)(c)	114,556	807,620
Bluerock Residential Growth REIT, Inc.	26,151	695,878
Braemar Hotels & Resorts, Inc.	144,114	873,331
Broadstone Net Lease, Inc.	135,444	2,802,336
BRT Apartments Corp.	9,977	218,397
CareTrust REIT, Inc.	96,710	1,567,669
CatchMark Timber Trust, Inc., Class A	82,988	681,331
Cedar Realty Trust, Inc., (Acquired 03/15/2018 - 04/27/2022; Cost $687,131)(c)(d)	31,374	890,394
Centerspace	16,069	1,482,526
Chatham Lodging Trust(b)	110,759	1,590,499
City Office REIT, Inc.(c)	55,798	828,042
Community Healthcare Trust, Inc.	14,706	541,475
CorEnergy Infrastructure Trust, Inc.	76,735	191,070
CTO Realty Growth, Inc.(c)	10,413	664,037
Diversified Healthcare Trust	681,312	1,532,952
Easterly Government Properties, Inc.(c)	102,377	1,950,282
EastGroup Properties, Inc.	17,149	3,215,437
Empire State Realty Trust, Inc., Class A(c) .	294,898	2,547,919
Equity Commonwealth(b)(c)	124,301	3,255,443
Essential Properties Realty Trust, Inc.	77,861	1,868,664
eXp World Holdings, Inc.(c)	11,492	153,878
Farmland Partners, Inc.	24,738	364,143

	Shares	Value
Real Estate-(continued)
Forestar Group, Inc.(b)	26,415	$430,829
Four Corners Property Trust, Inc.	64,102	1,760,241
Franklin Street Properties Corp.	195,669	1,009,652
Getty Realty Corp.	46,466	1,250,400
Gladstone Commercial Corp.(c)	38,453	809,051
Gladstone Land Corp.	11,584	421,658
Global Medical REIT, Inc.	36,877	544,304
Global Net Lease, Inc.	211,988	2,974,192
Hersha Hospitality Trust(b)	127,291	1,244,906
Independence Realty Trust, Inc.	35,806	976,072
Industrial Logistics Properties Trust(c)	94,763	1,531,370
Innovative Industrial Properties, Inc.	7,250	1,048,277
iStar, Inc.(c)	63,491	1,069,188
Kennedy-Wilson Holdings, Inc.	151,127	3,407,914
Kite Realty Group Trust	148,004	3,300,489
LTC Properties, Inc.	52,430	1,730,190
Marcus & Millichap, Inc.	19,481	872,554
National Health Investors, Inc.(c)	58,628	3,021,101
National Storage Affiliates Trust	26,666	1,509,296
Necessity Retail REIT, Inc. (The)	306,023	2,285,992
NETSTREIT Corp.(c)	13,846	299,351
New York City REIT, Inc., Class A	36,398	450,607
Newmark Group, Inc., Class A	106,524	1,294,267
NexPoint Residential Trust, Inc.	10,912	972,914
Offerpad Solutions, Inc.(b)(c)	67,653	338,942
Office Properties Income Trust	126,622	2,737,568
One Liberty Properties, Inc.(c)	20,790	595,633
Opendoor Technologies, Inc.(b)(c)	213,485	1,492,260
Pennsylvania REIT(b)	272,446	146,249
Phillips Edison & Co., Inc.(c)	20,579	696,805
Plymouth Industrial REIT, Inc.	12,672	305,649
PotlatchDeltic Corp.	67,129	3,718,275
Preferred Apartment Communities, Inc., Class A	98,656	2,454,561
PS Business Parks, Inc.	15,378	2,878,762
RE/MAX Holdings, Inc., Class A	20,860	489,376
Redfin Corp.(b)(c)	41,874	466,895
Retail Opportunity Investments Corp.	151,096	2,814,918
RMR Group, Inc. (The), Class A	22,200	605,616
RPT Realty(c)	159,020	2,113,376
Safehold, Inc.(c)	8,520	366,786
Saul Centers, Inc.	14,926	770,331
Seritage Growth Properties, Class A, (Acquired 03/17/2017 - 04/27/2022; Cost $2,512,395)(b)(c)(d)	118,723	1,175,358
St. Joe Co. (The)	9,284	494,002
Summit Hotel Properties, Inc.(b)(c)	238,174	2,350,777
Tanger Factory Outlet Centers, Inc.	198,037	3,194,337
Tejon Ranch Co.(b)	20,541	376,106
Terreno Realty Corp.	33,238	2,418,064
UMH Properties, Inc.	27,509	647,012
Universal Health Realty Income Trust	10,749	539,492
Urban Edge Properties(c)	174,013	3,252,303
Urstadt Biddle Properties, Inc	3,705	62,059
Urstadt Biddle Properties, Inc., Class A	47,057	816,439
Veris Residential, Inc.(b)	172,116	2,755,577
Washington REIT(c)	139,659	3,364,385
Whitestone REIT	85,670	1,040,890

		125,404,411

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)–(continued)

April 30, 2022

	Shares	Value
Utilities-1.59%
American States Water Co.	22,538	$1,772,839
Artesian Resources Corp., Class A	8,701	404,596
Atlantica Sustainable Infrastructure PLC (Spain)	101,924	3,149,452
California Water Service Group	42,308	2,194,516
Chesapeake Utilities Corp.	12,921	1,617,322
Clearway Energy, Inc., Class A	31,597	897,987
Clearway Energy, Inc., Class C(c)	76,672	2,340,796
Consolidated Water Co. Ltd. (Cayman Islands)	27,796	302,420
MGE Energy, Inc.	31,383	2,443,794
Middlesex Water Co.	7,892	701,993
Northwest Natural Holding Co.	58,620	2,803,795
Ormat Technologies, Inc.(c)	40,875	3,175,987
Otter Tail Corp.(c)	45,961	2,663,900
SJW Group	26,517	1,564,503
Sunnova Energy International, Inc.(b)(c)	53,420	922,563
Unitil Corp.	20,448	1,042,848
Via Renewables, Inc.(c)	29,034	207,303
York Water Co. (The)	8,416	325,531

		28,532,145

Total Common Stocks & Other Equity Interests (Cost $1,779,762,135)		1,795,237,779

Money Market Funds-0.03%
Invesco Government & Agency Portfolio, Institutional Class, 0.35%(e)(g) (Cost $615,203)	615,203	615,203

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.03% (Cost $1,780,377,338)		1,795,852,982

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-24.05%
Invesco Private Government Fund, 0.40%(e)(g)(h)	129,773,116	$129,773,116
Invesco Private Prime Fund, 0.35%(e)(g)(h) .	301,916,900	301,916,900

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $431,657,621)		431,690,016

TOTAL INVESTMENTS IN SECURITIES-124.08% (Cost $2,212,034,959)		2,227,542,998
OTHER ASSETS LESS LIABILITIES-(24.08)%		(432,250,355)

NET ASSETS-100.00%		$1,795,292,643

Investment Abbreviations:

REIT -Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2022.
(d)

Restricted security. The aggregate value of these securities at April 30, 2022 was $6,595,886, which represented less than 1% of the Fund’s Net Assets. (e) Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2022.

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2022	Dividend Income
Invesco Mortgage Capital, Inc.	$-	$1,226,212	$(18,995)	$(226,639)	$(580)	$979,998	$50,501

Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	-	58,581,668	(57,966,465)	-	-	615,203	1,027

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)–(continued)

April 30, 2022

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2022	Dividend Income

Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$89,270,144	$405,048,715	$(364,545,743)	$-	$-	$129,773,116	$82,786	*
Invesco Private Prime Fund	141,140,047	861,567,800	(700,709,748)	32,393	(113,592)	301,916,900	319,238	*

Total	$230,410,191	$1,326,424,395	$(1,123,240,951)	$(194,246)	$(114,172)	$433,285,217	$453,552

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	Security valued using significant unobservable inputs (Level 3). See Note 5.
(g)	The rate shown is the 7-day SEC standardized yield as of April 30, 2022.
(h)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Statements of Assets and Liabilities

April 30, 2022

	Invesco Dynamic Market ETF (PWC)	Invesco FTSE RAFI US 1000 ETF (PRF)	Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)
Assets:
Unaffiliated investments in securities, at value(a)	$105,352,098	$5,639,300,514	$1,794,257,781
Affiliated investments in securities, at value	7,176,248	245,703,918	433,285,217
Cash	-	-	2,877
Receivable for:
Dividends	102,642	7,422,336	688,650
Securities lending	668	29,327	112,368
Investments sold	-	31,856	-
Fund shares sold	-	14,694,500	-
Foreign tax reclaims	-	-	347,263
Other assets	30,000	-	7,975

Total assets	112,661,656	5,907,182,451	2,228,702,131

Liabilities:
Due to custodian	-	97,522	-
Payable for:
Investments purchased	-	14,561,608	-
Collateral upon return of securities loaned	7,064,504	238,309,524	431,657,621
Expenses recaptured	-	12,191	-
Accrued advisory fees	47,916	1,418,071	447,211
Accrued trustees’ and officer’s fees	91,661	429,825	165,675
Accrued expenses	56,590	3,378,660	1,138,981

Total liabilities	7,260,671	258,207,401	433,409,488

Net Assets	$105,400,985	$5,648,975,050	$1,795,292,643

Net assets consist of:
Shares of beneficial interest	$272,368,991	$4,928,241,264	$2,164,067,563
Distributable earnings (loss)	(166,968,006)	720,733,786	(368,774,920)

Net Assets	$105,400,985	$5,648,975,050	$1,795,292,643

Shares outstanding (unlimited amount authorized, $0.01 par value)	1,000,000	35,220,000	10,750,000
Net asset value	$105.40	$160.39	$167.00

Market price	$105.30	$160.32	$166.99

Unaffiliated investments in securities, at cost	$109,119,246	$4,550,958,887	$1,778,555,498

Affiliated investments in securities, at cost	$7,176,223	$246,946,757	$433,479,461

(a) Includes securities on loan with an aggregate value of:	$6,708,860	$224,574,601	$407,710,961

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Statements of Operations

For the year ended April 30, 2022

	Invesco Dynamic Market ETF (PWC)	Invesco FTSE RAFI US 1000 ETF (PRF)	Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)
Investment income:
Unaffiliated dividend income	$1,575,482	$119,115,681	$26,311,877
Affiliated dividend income	83	174,328	51,528
Securities lending income	23,878	216,948	833,002
Foreign withholding tax	(31,100)	(14,276)	(82,189)

Total investment income	1,568,343	119,492,681	27,114,218

Expenses:
Advisory fees	633,634	16,114,025	5,620,657
Sub-licensing fees	38,017	5,001,002	1,744,376
Accounting & administration fees	21,108	307,393	138,894
Custodian & transfer agent fees	5,054	25,514	13,992
Trustees’ and officer’s fees	14,590	82,706	35,615
Recapture (Note 3)	-	18,930	-
Tax expenses	-	-	1,793
Other expenses	49,592	186,086	122,385

Total expenses	761,995	21,735,656	7,677,712

Less: Waivers	(3,787)	(65,584)	(120,544)

Net expenses	758,208	21,670,072	7,557,168

Net investment income	810,135	97,822,609	19,557,050

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(17,869,953)	(42,867,598)	(38,356,938)
Affiliated investment securities	(1,231)	(1,071,552)	(113,592)
Unaffiliated in-kind redemptions	16,302,391	271,249,497	258,701,608
Affiliated in-kind redemptions	-	7,427	(580)
Foreign currencies	-	-	8

Net realized gain (loss)	(1,568,793)	227,317,774	220,230,506

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(16,445,614)	(154,204,081)	(350,797,165)
Affiliated investment securities	25	(778,626)	(194,246)

Change in net unrealized appreciation (depreciation)	(16,445,589)	(154,982,707)	(350,991,411)

Net realized and unrealized gain (loss)	(18,014,382)	72,335,067	(130,760,905)

Net increase (decrease) in net assets resulting from operations	$(17,204,247)	$170,157,676	$(111,203,855)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Statements of Changes in Net Assets

For the years ended April 30, 2022 and 2021

	Invesco Dynamic Market ETF (PWC)		Invesco FTSE RAFI US 1000 ETF (PRF)
	2022	2021	2022	2021
Operations:
Net investment income	$810,135	$938,359	$97,822,609	$82,251,303
Net realized gain (loss)	(1,568,793)	22,875,867	227,317,774	532,374,793
Change in net unrealized appreciation (depreciation)	(16,445,589)	27,105,440	(154,982,707)	1,250,816,001

Net increase (decrease) in net assets resulting from operations	(17,204,247)	50,919,666	170,157,676	1,865,442,097

Distributions to Shareholders from:
Distributable earnings	(923,364)	(1,144,504)	(93,773,617)	(86,948,468)

Shareholder Transactions:
Proceeds from shares sold	132,946,783	160,695,694	963,003,179	780,945,257
Value of shares repurchased	(145,228,068)	(190,492,143)	(501,081,108)	(1,459,349,596)

Net increase (decrease) in net assets resulting from share transactions	(12,281,285)	(29,796,449)	461,922,071	(678,404,339)

Net increase (decrease) in net assets	(30,408,896)	19,978,713	538,306,130	1,100,089,290

Net assets:
Beginning of year	135,809,881	115,831,168	5,110,668,920	4,010,579,630

End of year	$105,400,985	$135,809,881	$5,648,975,050	$5,110,668,920

Changes in Shares Outstanding:
Shares sold	1,070,000	1,580,000	5,770,000	5,350,000
Shares repurchased	(1,180,000)	(1,870,000)	(2,960,000)	(11,440,000)
Shares outstanding, beginning of year	1,110,000	1,400,000	32,410,000	38,500,000

Shares outstanding, end of year	1,000,000	1,110,000	35,220,000	32,410,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)
2022	2021

$19,557,050	$14,258,326
220,230,506	324,181,078
(350,991,411)	599,967,079

(111,203,855)	938,406,483

(20,080,760)	(16,420,545)

584,200,712	494,184,246
(607,192,187)	(904,575,578)

(22,991,475)	(410,391,332)

(154,276,090)	511,594,606

1,949,568,733	1,437,974,127

$1,795,292,643	$1,949,568,733

3,230,000	3,040,000
(3,270,000)	(6,200,000)
10,790,000	13,950,000

10,750,000	10,790,000

41

Financial Highlights

Invesco Dynamic Market ETF (PWC)

	Years Ended April 30,
	2022	2021	2020	2019	2018
Per Share Operating Performance:
Net asset value at beginning of year	$122.35	$82.74	$98.73	$96.96	$84.15
Net investment income(a)	0.77	0.75	1.15	0.90	2.11	(b)
Net realized and unrealized gain (loss) on investments	(16.84)	39.76	(15.99)	1.99	12.64
Total from investment operations	(16.07)	40.51	(14.84)	2.89	14.75
Distributions to shareholders from:
Net investment income	(0.88)	(0.90)	(1.15)	(1.12)	(1.94)
Net asset value at end of year	$105.40	$122.35	$82.74	$98.73	$96.96
Market price at end of year(c)	$105.30	$122.40	$81.40	$98.63	$96.98
Net Asset Value Total Return(d)	(13.20)%	49.27%	(15.04)%	3.00%	17.67%
Market Price Total Return(d)	(13.32)%	51.78%	(16.32)%	2.89%	17.68%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$105,401	$135,810	$115,831	$157,975	$155,134
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.58%	0.59%	0.60%
Expenses, prior to Waivers	0.60%	0.62%	0.58%	0.59%	0.61%
Net investment income	0.64%	0.75%	1.22%	0.91%	2.30	%(b)
Portfolio turnover rate(e)	228%	321%	313%	240%	215%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $1.10 and 1.19%, respectively.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco FTSE RAFI US 1000 ETF (PRF)

	Years Ended April 30,
	2022	2021	2020	2019	2018
Per Share Operating Performance:
Net asset value at beginning of year	$157.69	$104.17	$117.81	$111.04	$102.66
Net investment income(a)	2.91	2.43	2.60	2.40	2.18
Net realized and unrealized gain (loss) on investments	2.58	53.64	(13.40)	6.72	8.29
Total from investment operations	5.49	56.07	(10.80)	9.12	10.47
Distributions to shareholders from:
Net investment income	(2.79)	(2.55)	(2.84)	(2.35)	(2.09)
Net asset value at end of year	$160.39	$157.69	$104.17	$117.81	$111.04
Market price at end of year(b)	$160.32	$157.68	$104.31	$117.82	$111.12
Net Asset Value Total Return(c)	3.45%	54.54%	(9.18)%	8.40%	10.26%
Market Price Total Return(c)	3.41%	54.32%	(9.06)%	8.32%	10.33%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$5,648,975	$5,110,669	$4,010,580	$5,590,025	$5,124,420
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.39%	0.39%	0.39%	0.39%
Expenses, prior to Waivers	0.39%	0.40%	0.39%	0.40%	0.41%
Net investment income	1.76%	1.94%	2.24%	2.13%	2.00%
Portfolio turnover rate(d)	10%	11%	8%	10%	9%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Financial Highlights–(continued)

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)

	Years Ended April 30,
	2022	2021	2020	2019	2018
Per Share Operating Performance:
Net asset value at beginning of year	$180.68	$103.08	$132.17	$130.30	$117.87
Net investment income(a)	1.86	1.18	1.48	1.76	1.44
Net realized and unrealized gain (loss) on investments	(13.62)	77.79	(28.58)	1.75	12.31
Total from investment operations	(11.76)	78.97	(27.10)	3.51	13.75
Distributions to shareholders from:
Net investment income	(1.92)	(1.37)	(1.99)	(1.64)	(1.32)
Net asset value at end of year	$167.00	$180.68	$103.08	$132.17	$130.30
Market price at end of year(b)	$166.99	$180.64	$103.16	$132.22	$130.51
Net Asset Value Total Return(c)	(6.60)%	77.05%	(20.65)%	2.75%	11.73%
Market Price Total Return(c)	(6.59)%	76.88%	(20.62)%	2.60%	11.96%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,795,293	$1,949,569	$1,437,974	$2,094,831	$1,889,333
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.39%	0.39%	0.39%	0.39%
Expenses, prior to Waivers	0.40%	0.40%	0.40%	0.40%	0.41%
Net investment income	1.01%	0.87%	1.20%	1.33%	1.15%
Portfolio turnover rate(d)	28%	25%	21%	24%	26%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Notes to Financial Statements

Invesco Exchange-Traded Fund Trust

April 30, 2022

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust (the “Trust”) was organized as a Massachusetts business trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name
Invesco Dynamic Market ETF (PWC)	“Dynamic Market ETF”
Invesco FTSE RAFI US 1000 ETF (PRF)	“FTSE RAFI US 1000 ETF”
Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)	“FTSE RAFI US 1500 Small-Mid ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Shares of Dynamic Market ETF and FTSE RAFI US 1000 ETF are listed and traded on NYSE Arca, Inc., and Shares of FTSE RAFI US 1500 Small-Mid ETF are listed and traded on The Nasdaq Stock Market.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
Dynamic Market ETF	Dynamic Market Intellidex® Index
FTSE RAFI US 1000 ETF	FTSE RAFITM US 1000 Index
FTSE RAFI US 1500 Small-Mid ETF	FTSE RAFITM US Mid Small 1500 Index

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter (“OTC”) market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts may be valued up to 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible debt securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact

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in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, a Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to a Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of a Fund’s NAV and, accordingly, they reduce a Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

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C.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders - Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

E.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Each Fund is responsible for all of its expenses, including, but not limited to, the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees related to its respective Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”) or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees, and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).

Expenses of the Trust that are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash

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collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

On September 14, 2021, the Board of Trustees appointed Invesco Advisers, Inc. (“Invesco”), an affiliate of the Adviser, to serve as an affiliated securities lending agent for each Fund participating in the securities lending program. The Bank of New York Mellon (“BNYM”) also continues to serve as a lending agent. Prior to September 14, 2021, BNYM served as the sole securities lending agent for each Fund under the securities lending program. To the extent a Fund utilizes Invesco as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the period September 14, 2021 through April 30, 2022, each Fund had affiliated securities lending transactions with Invesco. Fees paid to Invesco for securities lending agent services, which are included in Securities lending income on the Statements of Operations, were incurred by each Fund as listed below:

Amount
Dynamic Market ETF	$255
FTSE RAFI US 1000 ETF	7,732
FTSE RAFI US 1500 Small-Mid ETF	22,017

J.	Other Risks

Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes or could experience extended market closures or trading halts, may increase this risk.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

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Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to each Fund’s NAV.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversification Risk. To the extent certain Funds become non-diversified, such Funds can invest a greater portion of their respective assets in securities of individual issuers than a diversified fund, and as a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase certain Funds’ volatility and cause the performance of a relatively small number of issuers to have a greater impact on such Funds’ performance.

Portfolio Turnover Risk. Certain Funds may engage in frequent trading of their portfolio securities in connection with the rebalancing or adjustment of their respective Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for a Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to a Fund’s shareholders, a Fund will seek to utilize the in-kind creation and redemption mechanism to minimize the realization of capital gains to the extent possible.

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

COVID-19 Risk. The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Funds’ performance.

NOTE 3–Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

Pursuant to the Investment Advisory Agreement, Dynamic Market ETF accrues daily and pays monthly to the Adviser an annual fee of 0.50% of the Fund’s average daily net assets, and each of FTSE RAFI US 1000 ETF and FTSE RAFI US 1500 Small-Mid ETF accrues daily and pays monthly to the Adviser an annual fee of 0.29% of the Fund’s average daily net assets.

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The Trust also has entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) with the Adviser on behalf of each Fund. For the FTSE RAFI US 1000 ETF and the FTSE RAFI US 1500 Small-Mid ETF, the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses (excluding interest expenses, brokerage commissions and other trading expenses, offering costs, taxes, acquired fund fees and expenses, if any, and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser)) of each Fund from exceeding 0.39% of the Fund’s average daily net assets per year (the “Expense Cap”), through at least August 31, 2024. For Dynamic Market ETF, the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses (excluding interest expenses, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses, if any, and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser)) of the Fund from exceeding 0.60% of the Fund’s average daily net assets per year, through at least August 31, 2024. Unless the Adviser continues the Expense Agreement, it will terminate on August 31, 2024. During its term, the Expense Agreement cannot be terminated or amended to increase the Expense Cap without approval of the Board of Trustees.

Further, through at least August 31, 2024, the Adviser has contractually agreed to waive the management fee payable by each Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s investments in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser or (ii) the management fee available to be waived. These waivers do not apply to a Fund’s investment of cash collateral received for securities lending. There is no guarantee that the Adviser will extend the waiver of these fees past that date. This agreement is not subject to recapture by the Adviser.

For the fiscal year ended April 30, 2022, the Adviser waived fees and/or paid Fund expenses for each Fund in the following amounts:

Dynamic Market ETF	$3,787
FTSE RAFI US 1000 ETF	65,584
FTSE RAFI US 1500 Small-Mid ETF	120,544

For FTSE RAFI US 1000 ETF and FTSE RAFI US 1500 Small-Mid ETF, the fees waived and/or expenses borne by the Adviser pursuant to the Expense Cap are subject to recapture by the Adviser up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Funds if it would result in the Funds exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser. For Dynamic Market ETF, the expenses borne by the Adviser are not subject to recapture.

For the following Funds, the amounts available for potential future recapture by the Adviser under the Expense Agreement and the expiration schedule as of April 30, 2022 are as follows:

	Total Potential Recapture	Potential Recapture Amounts Expiring
	Amounts	4/30/23	4/30/24	4/30/25
FTSE RAFI US 1000 ETF	$608,804	$154,364	$389,323	$65,117
FTSE RAFI US 1500 Small-Mid ETF	439,459	137,289	181,732	120,438

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor
Dynamic Market ETF	ICE Data Indices, LLC
FTSE RAFI US 1000 ETF	FTSE International Limited and Research Affiliates LLC
FTSE RAFI US 1500 Small-Mid ETF	FTSE International Limited and Research Affiliates LLC

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are required to pay the sub-licensing fees that are shown on the Statements of Operations. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby BNYM, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

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For the fiscal year ended April 30, 2022, the following Funds incurred brokerage commissions with Invesco Capital Markets, Inc. (“ICMI”), an affiliate of the Adviser and Distributor, for portfolio transactions executed on behalf of the Funds, as listed below:

Dynamic Market ETF	$44,633
FTSE RAFI US 1000 ETF	61,511
FTSE RAFI US 1500 Small-Mid ETF	96,812

Portfolio transactions with ICMI that have not settled at period-end, if any, are shown in the Statements of Assets and Liabilities under the receivable caption Investments sold–affiliated broker and/or payable caption Investments purchased–affiliated broker.

NOTE 4–Security Transactions with Affiliated Funds

Each Fund is permitted to purchase or sell securities from or to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by each Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.

For the fiscal year ended April 30, 2022, the following Fund engaged in transactions with affiliates as listed below:

	Securities Purchases	Securities Sales	Net Realized Gains*
Dynamic Market ETF	$1,037,394	$1,416,662	$190,085

*	Net realized gains (losses) from securities sold to affiliates are included in net realized gain (loss) from investment securities in the Statements of Operations.

NOTE 5–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Dynamic Market ETF
Investments in Securities
Common Stocks & Other Equity Interests	$105,352,098	$-	$ -	$105,352,098
Money Market Funds	111,719	7,064,529	-	7,176,248

Total Investments	$105,463,817	$7,064,529	$ -	$112,528,346

FTSE RAFI US 1000 ETF
Investments in Securities
Common Stocks & Other Equity Interests	$5,642,223,559	$-	$ -	$5,642,223,559
Money Market Funds	4,450,312	238,330,561	-	242,780,873

Total Investments	$5,646,673,871	$238,330,561	$ -	$5,885,004,432

50

	Level 1	Level 2	Level 3	Total
FTSE RAFI US 1500 Small-Mid ETF
Investments in Securities
Common Stocks & Other Equity Interests	$1,793,691,860	$-	$1,545,919	$1,795,237,779
Money Market Funds	615,203	431,690,016	-	432,305,219

Total Investments	$1,794,307,063	$431,690,016	$1,545,919	$2,227,542,998

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2022 and 2021:

	2022	2021
	Ordinary Income*	Ordinary Income*
Dynamic Market ETF	$923,364	$1,144,504
FTSE RAFI US 1000 ETF	93,773,617	86,948,468
FTSE RAFI US 1500 Small-Mid ETF	20,080,760	16,420,545

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)- Investments	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets
Dynamic Market ETF	$185,304	$(100,708)	$(4,097,703)	$(162,954,899)	$272,368,991	$105,400,985
FTSE RAFI US 1000 ETF	6,174,838	(385,234)	981,872,200	(266,928,018)	4,928,241,264	5,648,975,050
FTSE RAFI US 1500 Small-Mid ETF	-	(147,238)	(57,418,908)	(311,208,774)	2,164,067,563	1,795,292,643

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Funds have capital loss carryforwards as of April 30, 2022, as follows:

	No expiration
	Short-Term	Long-Term	Total*
Dynamic Market ETF	$160,755,020	$2,199,879	$162,954,899
FTSE RAFI US 1000 ETF	16,877,224	250,050,794	266,928,018
FTSE RAFI US 1500 Small-Mid ETF	60,211,485	250,997,289	311,208,774

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 7–Investment Transactions

For the fiscal year ended April 30, 2022, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
Dynamic Market ETF	$300,696,960	$302,419,789
FTSE RAFI US 1000 ETF	535,285,291	529,260,035
FTSE RAFI US 1500 Small-Mid ETF	550,112,946	543,569,062

51

For the fiscal year ended April 30, 2022, in-kind transactions associated with creations and redemptions were as follows:

	In-kind Purchases	In-kind Sales
Dynamic Market ETF	$132,927,952	$143,325,767
FTSE RAFI US 1000 ETF	953,138,916	494,693,789
FTSE RAFI US 1500 Small-Mid ETF	580,924,316	602,584,204

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

As of April 30, 2022, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
Dynamic Market ETF	$5,526,413	$(9,624,116)	$(4,097,703)	$116,626,049
FTSE RAFI US 1000 ETF	1,309,154,306	(327,282,106)	981,872,200	4,903,132,232
FTSE RAFI US 1500 Small-Mid ETF	219,978,252	(277,397,160)	(57,418,908)	2,284,961,906

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended April 30, 2022, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
Dynamic Market ETF	$145,975	$ (16,315,105)	$ 16,169,130
FTSE RAFI US 1000 ETF	(13,901)	(262,165,594)	262,179,495
FTSE RAFI US 1500 Small-Mid ETF	510,219	(247,468,283)	246,958,064

NOTE 9–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 10–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in each Fund’s prospectus. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital. Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

52

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust and Shareholders of Invesco Dynamic Market ETF, Invesco FTSE RAFI US 1000 ETF and Invesco FTSE RAFI US 1500 Small-Mid ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco Dynamic Market ETF, Invesco FTSE RAFI US 1000 ETF and Invesco FTSE RAFI US 1500 Small-Mid ETF (three of the funds constituting Invesco Exchange-Traded Fund Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2022, the related statements of operations for the year ended April 30, 2022, the statements of changes in net assets for each of the two years in the period ended April 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2022, and each of the financial highlights for each of the five years in the period ended April 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

June 23, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not determined the specific year we began serving as auditor.

53

Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2021 through April 30, 2022.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2021	Ending Account Value April 30, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco Dynamic Market ETF (PWC)
Actual	$1,000.00	$ 856.70	0.60%	$2.76
Hypothetical (5% return before expenses)	1,000.00	1,021.82	0.60	3.01
Invesco FTSE RAFI US 1000 ETF (PRF)
Actual	1,000.00	971.60	0.39	1.91
Hypothetical (5% return before expenses)	1,000.00	1,022.86	0.39	1.96
Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)
Actual	1,000.00	882.80	0.39	1.82
Hypothetical (5% return before expenses)	1,000.00	1,022.86	0.39	1.96

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended April 30, 2022. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 181/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

54

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2022:

	Qualified Business Income*	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*	Business Interest Income*
Invesco Dynamic Market ETF	0%	100%	100%	0%	0%
Invesco FTSE RAFI US 1000 ETF	0%	100%	100%	0%	0%
Invesco FTSE RAFI US 1500 Small-Mid ETF	2%	98%	95%	0%	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

55

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below:

As of April 30, 2022

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chair of the Board; Chair of the Nominating and Governance Committee and Trustee	Vice Chair since 2018; Chair of the Nominating and Governance Committee and Trustee since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	224	Chair (since 2021) and member (since 2017) of the Joint Investment Committee, Mission Aviation Fellowship and MAF Foundation; Trustee, Mission Aviation Fellowship (2017-Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	224	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

56

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, First Eagle Alternative Credit LLC (2020-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Director, The Boeing Company (2009-2021); Trustee, MITRE Corporation (federally funded research development) (2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chair (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chair of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	224	Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010- Present); formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

57

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	224

Trustee (2000- Present) and Chair (2010-2017), Newberry Library; Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, Mather LifeWays (2001-2021); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009);

Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

58

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Audit Committee and Trustee	Chair of the Audit Committee since 2008; Trustee since 2006	Formerly, Managing Director of Finance (2020-2021) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	224	Formerly, Treasurer (2018-2021), Finance Committee Member (2015-2021) and
Audit Committee Member (2015), Thornapple
					Evangelical Covenant Church; Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Investment Oversight Committee and Trustee	Chair of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	224	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

59

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	224	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Governing Council Member (2016-Present) and Chair of Education Committee
(2017-2021), Independent Directors Council (IDC); Council Member, New York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Advisory Board Director, The Alberleen Group LLC (2012-2021); Board Member, 100 Women in Finance (2015-2020);
Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

60

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker–1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	224	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson–1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Board and Trustee	Chair since 2012; Trustee since 2006	Chair, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chair and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chair, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	224	Director, Penfield Children’s Center (2004-Present); Board Chair, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

61

Trustees and Officers–(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below:

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Anna Paglia–1974 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Trustee, President and Principal Executive Officer	Trustee since 2022, President and Principal Executive Officer since 2020	President and Principal Executive Officer (2020-Present) and Trustee (2022-Present), Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); Vice President, Invesco Indexing LLC (2020-Present); formerly, Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015- 2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).	224	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

62

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Adrien Deberghes–1967 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO, Fund Administration and Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial Officer, Treasurer and Vice President, The Invesco Funds (2020-Present); formerly, Senior Vice President and Treasurer, Fidelity Investments (2008-2020).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds; Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital Management LLC (2013-2018).

Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, The Invesco Funds (2014-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2020-Present); Assistant Secretary, Invesco Investment Advisers LLC (2020-Present); formerly, Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

63

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Michael McMaster–1962 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Chief Tax Officer	Since 2020	Vice President and Head of Global Fund Services Tax, Invesco Advisers, Inc. (2020-Present); Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds (2020-Present); Assistant Treasurer, Invesco Capital Management LLC (2020-Present); Chief Tax Officer and Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Treasurer, Invesco Specialized Products, LLC (2020-Present); formerly, Senior Vice President, Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS) (2007-2020).

Sheri Morris–1964 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2020-Present) and Vice President, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Treasurer (2008-2020), Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange- Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Treasurer, Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Vice President, Invesco Advisers, Inc. (2009-2020).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

64

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

65

Approval of Investment Advisory Contracts

At a meeting held on April 6, 2022, the Board of Trustees of the Invesco Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following 49 series (each, a “Fund” and collectively, the “Funds”):

Invesco Aerospace & Defense ETF

Invesco BuyBack AchieversTM ETF

Invesco Dividend AchieversTM ETF

Invesco DWA Basic Materials Momentum ETF

Invesco DWA Consumer Cyclicals Momentum ETF

Invesco DWA Consumer Staples Momentum ETF

Invesco DWA Energy Momentum ETF

Invesco DWA Financial Momentum ETF

Invesco DWA Healthcare Momentum ETF

Invesco DWA Industrials Momentum ETF

Invesco DWA Momentum ETF

Invesco DWA Technology Momentum ETF

Invesco DWA Utilities Momentum ETF

Invesco Dynamic Biotechnology & Genome ETF

Invesco Dynamic Building & Construction ETF

Invesco Dynamic Energy Exploration & Production ETF

Invesco Dynamic Food & Beverage ETF

Invesco Dynamic Large Cap Growth ETF

Invesco Dynamic Large Cap Value ETF

Invesco Dynamic Leisure and Entertainment ETF

Invesco Dynamic Market ETF

Invesco Dynamic Media ETF

Invesco Dynamic Networking ETF

Invesco Dynamic Oil & Gas Services ETF

Invesco Dynamic Pharmaceuticals ETF

Invesco Dynamic Semiconductors ETF

Invesco Dynamic Software ETF

Invesco Financial Preferred ETF

Invesco FTSE RAFI US 1000 ETF

Invesco FTSE RAFI US 1500 Small-Mid ETF

Invesco Global Listed Private Equity ETF

Invesco Golden Dragon China ETF

Invesco High Yield Equity Dividend AchieversTM ETF

Invesco International Dividend AchieversTM ETF

Invesco MSCI Sustainable Future ETF

Invesco S&P 100 Equal Weight ETF

Invesco S&P 500 GARP ETF

Invesco S&P 500® Quality ETF

Invesco S&P 500 Value with Momentum ETF

Invesco S&P MidCap Momentum ETF

Invesco S&P MidCap Quality ETF

Invesco S&P MidCap Value with Momentum ETF

Invesco S&P SmallCap Momentum ETF

Invesco S&P SmallCap Value with Momentum ETF

Invesco S&P Spin-Off ETF

Invesco Water Resources ETF

Invesco WilderHill Clean Energy ETF

Invesco Zacks Mid-Cap ETF

Invesco Zacks Multi-Asset Income ETF

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees and expenses paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2021, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchase by Invesco of the exchange-traded funds (“ETFs”) business of Guggenheim Capital LLC (“Guggenheim”) (the “Transaction”) and that each such Fund’s performance prior to the closing of the Transaction on April 6, 2018 or May 18, 2018, as applicable, is that of its predecessor Guggenheim ETF. The Trustees noted that, for each applicable period, the correlation and tracking error for each Fund were within the targeted range set forth in the Trust’s registration statement. The Trustees concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

66

Approval of Investment Advisory Contracts–(continued)

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s contractual advisory fee, net advisory fee and gross and net expense ratios. The Trustees noted that the annual contractual advisory fee charged to each Fund is as follows:

●	0.15% of the Fund’s average daily net assets for Invesco S&P 500® Quality ETF;

●	0.25% of the Fund’s average daily net assets for each of Invesco S&P 100 Equal Weight ETF and Invesco S&P MidCap Quality ETF; and

●

0.29% of the Fund’s average daily net assets for each of Invesco FTSE RAFI US 1000 ETF, Invesco FTSE RAFI US 1500 Small-Mid ETF, Invesco S&P 500 GARP ETF, Invesco S&P 500 Value with Momentum ETF, Invesco S&P MidCap Momentum ETF, Invesco S&P MidCap Value with Momentum ETF, Invesco S&P SmallCap Momentum ETF and Invesco S&P SmallCap Value with Momentum ETF;

●	0.40% of the Fund’s average daily net assets for each of Invesco Dividend Achievers™ ETF, Invesco High Yield Equity Dividend Achievers™ ETF and Invesco International Dividend Achievers™ ETF; and

●	0.50% of the Fund’s average daily net assets for each other Fund.

The Trustees noted that the Adviser has agreed to waive a portion of its contractual advisory fee and/or pay expenses (an “Expense Cap”) to the extent necessary to prevent the annual operating expenses of each Fund from exceeding the percentage of that Fund’s average daily net assets, at least until August 31, 2024, as set forth below:

●

0.15%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco S&P 500® Quality ETF;

●

0.25%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco S&P 100 Equal Weight ETF and Invesco S&P MidCap Quality ETF; and

●

0.39%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco FTSE RAFI US 1000 ETF, Invesco FTSE RAFI US 1500 Small-Mid ETF, Invesco S&P 500 GARP ETF, Invesco S&P 500 Value with Momentum ETF, Invesco S&P MidCap Momentum ETF, Invesco S&P MidCap Value with Momentum ETF, Invesco S&P SmallCap Momentum ETF and Invesco S&P SmallCap Value with Momentum ETF;

●

0.50%, excluding interest expenses, sub-licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco Dividend AchieversTM ETF, Invesco High Yield Equity Dividend AchieversTM ETF and Invesco International Dividend AchieversTM ETF;

●

0.60%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco DWA Basic Materials Momentum ETF, Invesco DWA Consumer Cyclicals Momentum ETF, Invesco DWA Consumer Staples Momentum ETF, Invesco DWA Energy Momentum ETF, Invesco DWA Financial Momentum ETF, Invesco DWA Healthcare Momentum ETF, Invesco DWA Industrials Momentum ETF, Invesco DWA Technology Momentum ETF and Invesco DWA Utilities Momentum ETF;

●	0.60%, excluding interest expenses, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco Dynamic Market ETF; and

●

0.60%, excluding interest expenses, sub-licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco Aerospace & Defense ETF, Invesco BuyBack AchieversTM ETF, Invesco DWA Momentum ETF, Invesco Dynamic Biotechnology & Genome ETF, Invesco Dynamic Building & Construction ETF, Invesco Dynamic Energy Exploration & Production ETF, Invesco Dynamic Food & Beverage ETF, Invesco Dynamic Large Cap Growth ETF, Invesco Dynamic Large Cap Value ETF, Invesco Dynamic Leisure and Entertainment ETF, Invesco Dynamic Media ETF, Invesco Dynamic Networking ETF, Invesco Dynamic Oil & Gas Services ETF, Invesco Dynamic Pharmaceuticals ETF, Invesco Dynamic Semiconductors ETF, Invesco Dynamic Software ETF, Invesco Financial Preferred

67

Approval of Investment Advisory Contracts–(continued)

ETF, Invesco Global Listed Private Equity ETF, Invesco Golden Dragon China ETF, Invesco MSCI Sustainable Future ETF, Invesco S&P Spin-Off ETF, Invesco Water Resources ETF, Invesco WilderHill Clean Energy ETF, Invesco Zacks Mid-Cap ETF and Invesco Zacks Multi-Asset Income ETF.

The Trustees compared each Fund’s contractual advisory fee and net expense ratio to information compiled by the Adviser from Lipper Inc. (“Lipper”) databases on the net advisory fees and net expense ratios of comparable ETFs, open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the contractual advisory fees for certain Funds were equal to or lower than the median net advisory fees of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the contractual advisory fees for all of the Funds were lower than the median net advisory fees of their open-end actively-managed peer funds.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median
Invesco Aerospace & Defense ETF			X
Invesco Buyback AchieversTM ETF			X
Invesco Dividend AchieversTM ETF			X
Invesco DWA Basic Materials Momentum ETF			X
Invesco DWA Consumer Cyclicals Momentum ETF			X
Invesco DWA Consumer Staples Momentum ETF			X
Invesco DWA Energy Momentum ETF			X
Invesco DWA Financial Momentum ETF			X
Invesco DWA Healthcare Momentum ETF			X
Invesco DWA Industrials Momentum ETF			X
Invesco DWA Momentum ETF			X
Invesco DWA Technology Momentum ETF			X
Invesco DWA Utilities Momentum ETF			X
Invesco Dynamic Biotechnology & Genome ETF			X
Invesco Dynamic Building & Construction ETF			X
Invesco Dynamic Energy Exploration & Production ETF			X
Invesco Dynamic Food & Beverage ETF			X
Invesco Dynamic Large Cap Growth ETF			X
Invesco Dynamic Large Cap Value ETF			X
Invesco Dynamic Leisure and Entertainment ETF			X
Invesco Dynamic Market ETF			X
Invesco Dynamic Media ETF			X
Invesco Dynamic Networking ETF			X
Invesco Dynamic Oil & Gas Services ETF		N/A	X
Invesco Dynamic Pharmaceuticals ETF			X
Invesco Dynamic Semiconductors ETF			X
Invesco Dynamic Software ETF			X
Invesco Financial Preferred ETF			X
Invesco FTSE RAFI US 1000 ETF	X		X
Invesco FTSE RAFI US 1500 Small-Mid ETF	X		X
Invesco Global Listed Private Equity ETF		N/A	X
Invesco Golden Dragon China ETF	X	N/A	X
Invesco High Yield Equity Dividend AchieversTM ETF			X
Invesco International Dividend AchieversTM ETF	X		X
Invesco MSCI Sustainable Future ETF			X
Invesco S&P 100 Equal Weight ETF		X	X

68

Approval of Investment Advisory Contracts–(continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median
Invesco S&P 500 GARP ETF	X		X
Invesco S&P 500® Quality ETF	X		X
Invesco S&P 500 Value with Momentum ETF			X
Invesco S&P MidCap Momentum ETF	X		X
Invesco S&P MidCap Quality ETF			X
Invesco S&P MidCap Value with Momentum ETF		X	X
Invesco S&P SmallCap Momentum ETF			X
Invesco S&P SmallCap Value with Momentum ETF		X	X
Invesco S&P Spin-Off ETF			X
Invesco Water Resources ETF	X	X	X
Invesco WilderHill Clean Energy ETF		X	X
Invesco Zacks Mid-Cap ETF			X
Invesco Zacks Multi-Asset Income ETF			X

The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds. The Trustees noted that a significant component of the non-advisory fee expenses was the sub-licensing fees paid by the Funds and noted those Funds for which sub-license fees are subject to the Funds’ Expense Caps.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median
Invesco Aerospace & Defense ETF			X
Invesco Buyback AchieversTM ETF			X
Invesco Dividend AchieversTM ETF		X	X
Invesco DWA Basic Materials Momentum ETF			X
Invesco DWA Consumer Cyclicals Momentum ETF			X
Invesco DWA Consumer Staples Momentum ETF			X
Invesco DWA Energy Momentum ETF			X
Invesco DWA Financial Momentum ETF			X
Invesco DWA Healthcare Momentum ETF			X
Invesco DWA Industrials Momentum ETF			X
Invesco DWA Momentum ETF		X	X
Invesco DWA Technology Momentum ETF			X
Invesco DWA Utilities Momentum ETF			X
Invesco Dynamic Biotechnology & Genome ETF			X
Invesco Dynamic Building & Construction ETF			X
Invesco Dynamic Energy Exploration & Production ETF			X
Invesco Dynamic Food & Beverage ETF			X
Invesco Dynamic Large Cap Growth ETF			X
Invesco Dynamic Large Cap Value ETF		X	X
Invesco Dynamic Leisure and Entertainment ETF			X
Invesco Dynamic Market ETF			X
Invesco Dynamic Media ETF			X
Invesco Dynamic Networking ETF			X

69

Approval of Investment Advisory Contracts–(continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median
Invesco Dynamic Oil & Gas Services ETF		N/A	X
Invesco Dynamic Pharmaceuticals ETF			X
Invesco Dynamic Semiconductors ETF			X
Invesco Dynamic Software ETF			X
Invesco Financial Preferred ETF			X
Invesco FTSE RAFI US 1000 ETF			X
Invesco FTSE RAFI US 1500 Small-Mid ETF			X
Invesco Global Listed Private Equity ETF		N/A	X
Invesco Golden Dragon China ETF		N/A	X
Invesco High Yield Equity Dividend AchieversTM ETF		X	X
Invesco International Dividend AchieversTM ETF			X
Invesco MSCI Sustainable Future ETF			X
Invesco S&P 100 Equal Weight ETF		X	X
Invesco S&P 500 GARP ETF			X
Invesco S&P 500® Quality ETF	X		X
Invesco S&P 500 Value with Momentum ETF			X
Invesco S&P MidCap Momentum ETF	X		X
Invesco S&P MidCap Quality ETF			X
Invesco S&P MidCap Value with Momentum ETF		X	X
Invesco S&P SmallCap Momentum ETF			X
Invesco S&P SmallCap Value with Momentum ETF		X	X
Invesco S&P Spin-Off ETF			X
Invesco Water Resources ETF	X	X	X
Invesco WilderHill Clean Energy ETF		X	X
Invesco Zacks Mid-Cap ETF			X
Invesco Zacks Multi-Asset Income ETF			X

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding each of Invesco Dynamic Large Cap Value ETF, Invesco Global Listed Private Equity ETF, Invesco Zacks Mid-Cap ETF and Invesco Zacks Multi-Asset Income ETF’s advisory fees and total expenses and the Lipper peer data. The Adviser explained its view that the advisory fees and total expenses for these Funds are competitive and generally in line with other comparable funds in the marketplace, particularly in light of the level and nature of services provided and the investment management style of the Adviser. The Trustees also considered the Adviser’s statements regarding its pricing philosophy and the differing pricing philosophy of certain of the peers.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have investment strategies comparable to one of the Funds. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

Based on all of the information provided, the Trustees determined that the contractual advisory fee and net expense ratio of each Fund were reasonable and appropriate in light of the services provided, the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds, as well as the fees waived and expenses reimbursed by the Adviser for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the

70

Approval of Investment Advisory Contracts–(continued)

estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size, advisory fee, expense ratio and Expense Cap agreed to by the Adviser. The Trustees also noted that the Expense Cap agreement with the Trust provides that the Adviser is entitled to be reimbursed by each Fund, other than Invesco Dynamic Market ETF, for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in a Fund exceeding its Expense Cap then in effect or in effect at the time the fees and/or expenses subject to reimbursement were waived and/or borne by the Adviser. The Trustees considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund and concluded that the flat advisory fee was reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser does not have any soft-dollar arrangements. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees, advisory fees for money market cash management vehicles and fees as the Funds’ direct securities lending agent. The Trustees also considered that Invesco Distributors, Inc., an affiliate of the Adviser, serves as each Fund’s distributor and is paid a distribution fee by the Adviser. The Board concluded that each Fund’s advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

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Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2022 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	P-PS-AR-2	invesco.com/ETFs

Invesco Annual Report to Shareholders
April 30, 2022

PBE	Invesco Dynamic Biotechnology & Genome ETF

PKB	Invesco Dynamic Building & Construction ETF

PXE	Invesco Dynamic Energy Exploration & Production ETF

PBJ	Invesco Dynamic Food & Beverage ETF

PEJ	Invesco Dynamic Leisure and Entertainment ETF

PBS	Invesco Dynamic Media ETF

PXQ	Invesco Dynamic Networking ETF

PXJ	Invesco Dynamic Oil & Gas Services ETF

PJP	Invesco Dynamic Pharmaceuticals ETF

PSI	Invesco Dynamic Semiconductors ETF

PSJ	Invesco Dynamic Software ETF

2

The Market Environment

Domestic Equity

The US stock market hit new highs in the second quarter of 2021, despite higher volatility stemming from inflation concerns and the potential for rising interest rates. Investors remained optimistic about the strength of the economic recovery after the US gross domestic product (GDP) grew at a 6.4% annualized rate for the first quarter of 2021.1 Corporate earnings also remained strong as the majority of S&P 500 companies beat Wall Street earnings forecasts. US equity markets continued to move higher in July 2021 despite inflation concerns and increasing COVID-19 infection rates due to the rapidly spreading Delta variant. Despite the Consumer Price Index (CPI) increasing monthly from June through September,2 the US Federal Reserve (the Fed) declined to raise interest rates at its September Federal Open Market Committee meeting. The US stock market saw continued volatility in August 2021 and a selloff through most of September due to increasing concerns of inflation due to a spike in oil prices and supply chain shortages causing rising costs.

Equity markets were volatile in the fourth quarter of 2021 amid record inflation and the emergence of a new COVID-19 variant. Pandemic-related supply chain disruptions and labor shortages intensified during the quarter, resulting in broadly higher input costs for companies and consumers alike. Additionally, the price of oil (West Texas Intermediate) rose to nearly $85 per barrel in October,3 causing higher gas prices for consumers and pushing energy stocks higher. The CPI reported for November increased 0.8%, resulting in a 6.8% increase over the last 12 months, the highest since 1982.2 To combat inflation, the Fed announced a faster pace of tapering at its December meeting, pledging to end its asset purchase program by March 2022. The Fed also announced the potential for three interest rate increases in 2022. With solid corporate earnings and optimism about the COVID-19 Omicron variant reporting milder symptoms, stocks rallied at 2021 year-end.

Equity markets declined in the first quarter of 2022 amid volatility sparked by Russia’s invasion of Ukraine, rising commodity prices, rampant global inflation and the Fed’s shift toward tighter monetary policy. Russia’s invasion exacerbated inflationary pressures, disrupting already strained supply chains and increasing shortages of oil, gas and raw materials. The price of oil rose sharply, with crude prices reaching their highest price per barrel since 2008.3 The CPI rose by 7.9% for the 12 months ended February 28, 2022, the largest 12-month increase since 1982.2 To combat inflation, the Fed raised the federal funds rate by one-quarter percentage point in March, with several more rate increases expected in 2022. As the war in Ukraine continued and corporate earnings in high-profile names, like Netflix reported slowing growth and profits, equity markets sold off for much of the month of April 2022. In this environment, US stocks had flat returns for the fiscal year ended April 30, 2022, of 0.21%, as measured by the S&P 500 Index.4

[1]	Source: US Bureau of Economic Analysis
[2]	Source: US Bureau of Labor Statistics
[3]	Source: Bloomberg L.P.
[4]	Source: Lipper Inc.

Global Equity

At the beginning of the fiscal year, global equity markets were bolstered by the acceleration of vaccination rollouts and easing of COVID-19-related restrictions in most developed markets, with growth stocks outperforming value stocks in most regions.

Developed global equity markets ended the second half of 2021 in positive territory despite rising inflation and the emergence of Omicron, a new COVID-19 variant. Pandemic-related supply chain disruptions and labor shortages intensified during the fiscal year, resulting in higher costs for companies and consumers. Emerging market equities declined during the fiscal year, primarily due to weak performance of Chinese equities, which were affected by significant regulatory changes in the private tutoring industry, increased regulation in the technology sector, the potential default of a large Chinese property developer (which did, in fact, default later in 2021) and COVID-19 concerns.

Global equity markets declined in the first quarter of 2022 amid volatility sparked by Russia’s invasion of Ukraine, rising commodity prices, rampant global inflation and central banks shifting toward tighter monetary policy. Russia’s invasion exacerbated inflationary pressures, disrupting already strained supply chains and increasing shortages of oil, gas and raw materials, with the price of oil rising sharply and value stocks outperforming growth stocks.

At the end of the fiscal year, global equity markets continued their decline, as they were impacted by the war in Ukraine, COVID-19 lockdowns in China and the increase of interest rates in the US to combat inflation. For the overall fiscal year, most regions were in negative territory, but developed market equities outperformed emerging market equities.

3

PBE	Management’s Discussion of Fund Performance
Invesco Dynamic Biotechnology & Genome ETF (PBE)

As an index fund, the Invesco Dynamic Biotechnology & Genome ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dynamic Biotech & Genome Intellidex® Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles and maintains the Index which is composed of common stocks of U.S. biotechnology and genome companies. These companies are engaged principally in the research, development, manufacture and marketing and distribution of various biotechnological products, services and processes, and are companies that benefit significantly from scientific and technological advances in biotechnology and genetic engineering and research. These companies may include, for example, biopharmaceutical companies that actively participate in the research and development, animal testing and partial human testing phases of drug development, typically using biotechnological techniques that required the use of living organisms, cells and/or components of cells; outsourced services companies that utilize drug delivery technologies in the development of therapeutics for the biopharmaceutical industry or provide biopharmaceutical companies with novel biological targets and drug leads, and scientific products such as bio-analytical instruments, reagents, and chemicals. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2022, on a market price basis, the Fund returned (25.32)%. On a net asset value (“NAV”) basis, the Fund returned (25.32)%. During the same time period, the Index returned (24.84)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period, partially offset by income received from the securities lending program in which the Fund participates.

During this same time period, the S&P Composite 1500® Biotechnology Index (the “Benchmark Index”) returned 2.24%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 26 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the biotech industry. It is important to note, however, that the Index includes stocks from its proprietary “Biotechnology & Genome Group Universe” of which approximately 95% are considered pharmaceuticals, biotechnology and life sciences, while the remaining 5% of the Index contains stocks in other industry groups including materials, health care equipment & services, and technology hardware & equipment. The Benchmark Index contains 100% biotechnology companies. This Benchmark Index is relevant as a comparison, but the disparity compared to pure biotechnology exposure may produce potentially significant differences in performance when compared to the Fund.

Relative to the Benchmark Index, the Fund was most overweight in the life sciences tools & services sub-industry and most underweight in the biotechnology sub-industry during the fiscal year ended April 30, 2022. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s stock selection within the biotechnology sub-industry.

For the fiscal year ended April 30, 2022, no sub-industry contributed to the Fund’s return. The biotechnology sub-industry detracted most significantly from the Fund’s return, followed by the life sciences tools & services sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2022, included Dicerna Pharmaceuticals, Inc., a pharmaceuticals company (no longer held at fiscal year-end), and Alkermes PLC, a biotechnology company (portfolio average weight of 3.05%). Positions that detracted most significantly from the Fund’s return during this period included Novavax, Inc., a biotechnology company (no longer held at fiscal year-end), and FibroGen, Inc., a biotechnology company (portfolio average weight of 1.09%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2022
Biotechnology	79.96
Life Sciences Tools & Services	10.12
Health Care Services	5.09
Pharmaceuticals	4.87
Money Market Funds Plus Other Assets Less Liabilities	(0.04)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2022
Security
Vertex Pharmaceuticals, Inc.	6.24
Incyte Corp.	5.78
Regeneron Pharmaceuticals, Inc.	5.75
Amgen, Inc.	5.54
Biogen, Inc.	5.20
Gilead Sciences, Inc.	5.12
Bio-Techne Corp.	4.99
Catalent, Inc.	4.87
Halozyme Therapeutics, Inc.	3.49
Alkermes PLC	3.31
Total	50.29

*	Excluding money market fund holdings.

4

Invesco Dynamic Biotechnology & Genome ETF (PBE) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Dynamic Biotech & Genome Intellidex® Index	(24.84)%	3.22%	9.96%	6.12%	34.60%	10.34%	167.61%	8.89%	320.21%
S&P Composite 1500® Biotechnology Index	2.24	11.56	38.86	7.66	44.62	14.76	296.18	12.58	637.11
Fund
NAV Return	(25.32)	2.54	7.83	5.59	31.27	10.02	159.85	8.49	295.05
Market Price Return	(25.32)	2.53	7.77	5.57	31.15	10.04	160.29	8.49	294.58

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.59%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

5

PKB	Management’s Discussion of Fund Performance
Invesco Dynamic Building & Construction ETF (PKB)

As an index fund, the Invesco Dynamic Building & Construction ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dynamic Building & Construction Intellidex® Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of common stocks of U.S. building and construction companies. These companies are engaged primarily in providing construction and related engineering services for building and remodeling residential properties, commercial or industrial buildings, or working on large- scale infrastructure projects, such as highways, tunnels, bridges, dams, power lines and airports. These companies also may include manufacturers of building materials for home improvement and general construction projects and specialized machinery used for building and construction; companies that provide installation, maintenance or repair work; and land developers. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2022, on a market price basis, the Fund returned (19.39)%. On a net asset value (“NAV”) basis, the Fund returned (19.31)%. During the same time period, the Index returned (18.86)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500® Construction & Engineering Index (the “Benchmark Index”) returned (0.01)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 13 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the building & construction industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the homebuilding sub-industry and most underweight in the construction & engineering sub-industry during the fiscal year ended April 30, 2022. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight allocation to the homebuilding and building products sub-industries.

For the fiscal year ended April 30, 2022, the gas utilities sub- industry contributed most significantly to the Fund’s return. The homebuilding sub-industry detracted most significantly from the Fund’s return, followed by the construction & engineering sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2022, included Southwest Gas Holdings, Inc., a gas utilities company (portfolio average weight of 2.93%) and Carlisle Cos. Inc., a building products company (portfolio average weight of 1.91%). Positions that detracted most significantly from the Fund’s return during this period included D.R. Horton, Inc., a homebuilding company (portfolio average weight of 1.32%) and Dream Finders Homes, Inc., Class A, a homebuilding company (no longer held at fiscal year-end).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2022
Homebuilding	44.38
Construction Materials	15.48
Building Products	11.53
Home Improvement Retail	10.34
Specialty Stores	5.55
Gas Utilities	4.04
Sub-Industry Types Each Less Than 3%	8.65
Money Market Funds Plus Other Assets Less Liabilities	0.03

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2022
Security
Tractor Supply Co.	5.55
Home Depot, Inc. (The)	5.25
Vulcan Materials Co.	5.19
Martin Marietta Materials, Inc.	5.15
Lowe’s Cos., Inc.	5.09
NVR, Inc.	5.01
Lennar Corp., Class A	4.91
D.R. Horton, Inc.	4.78
Southwest Gas Holdings, Inc.	4.04
Carlisle Cos., Inc.	3.35
Total	48.32

*	Excluding money market fund holdings.

6

Invesco Dynamic Building & Construction ETF (PKB) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Dynamic Building & Construction Intellidex® Index	(18.86)%	12.37%	41.88%	8.00%	46.95%	12.37%	221.14%	7.65%	237.71%
S&P Composite 1500® Construction & Engineering Index	(0.01)	18.54	66.58	12.13	77.24	9.22	141.64	8.53	286.16
Fund
NAV Return	(19.31)	11.68	39.31	7.33	42.43	11.59	199.31	6.83	197.68
Market Price Return	(19.39)	11.67	39.26	7.32	42.34	11.61	199.96	6.82	197.48

Fund Inception: October 26, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

7

PXE	Management’s Discussion of Fund Performance
Invesco Dynamic Energy Exploration & Production ETF (PXE)

As an index fund, the Invesco Dynamic Energy Exploration & Production ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dynamic Energy Exploration & Production Intellidex® Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of common stocks of U.S. companies involved in the exploration and production of natural resources used to produce energy. These companies are engaged principally in exploration, extraction and production of crude oil and natural gas from land-based or offshore wells. These companies may include petroleum refineries that process the crude oil into finished products, such as gasoline and automotive lubricants, and companies involved in gathering and processing natural gas, and manufacturing natural gas liquid. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2022, on a market price basis, the Fund returned 88.04%. On a net asset value (“NAV”) basis, the Fund returned 88.75%. During the same time period, the Index returned 90.05%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period, the effect of which was compounded during a time period of high returns, partially offset by income received from the securities lending program in which the Fund participates.

During this same time period, the S&P Composite 1500® Oil & Gas Exploration & Production Index (the “Benchmark Index”) returned 84.39%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 23 securities. The Benchmark Index was selected for its recognition in the marketplace and because its performance comparison is a useful measure for investors as a broad representation of the oil & gas exploration & production sub-industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the oil & gas refining & marketing sub-industry and most underweight in the oil & gas exploration & production sub-industry during the fiscal year ended April 30, 2022. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s stock selection in the oil & gas exploration & production sub-industry.

For the fiscal year ended April 30, 2022, the oil & gas refining & marketing sub-industry contributed most significantly to the Fund’s return, followed by the oil & gas exploration & production sub-industry. There were no detracting sub-industries during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2022, included Occidental Petroleum Corp., an integrated oil & gas company (portfolio average weight of 3.92%) and Antero Resources Corp., an oil & gas exploration & production company (portfolio average weight of 3.01%). Positions that detracted most significantly from the Fund’s return during this period included Delek US Holdings Inc, an oil & gas refining & marketing company (no longer held at fiscal year-end) and Civitas Resources, Inc., an oil & gas exploration & production company (no longer held at fiscal year-end).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2022
Oil & Gas Exploration & Production	71.45
Oil & Gas Refining & Marketing	20.07
Integrated Oil & Gas	5.80
Gas Utilities	2.61
Money Market Funds Plus Other Assets Less Liabilities	0.07

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2022
Security
Occidental Petroleum Corp.	5.80
Valero Energy Corp.	5.24
Comstock Resources, Inc.	5.07
Marathon Petroleum Corp.	4.66
Devon Energy Corp.	4.46
ConocoPhillips	4.40
EOG Resources, Inc.	4.34
Pioneer Natural Resources Co.	4.26
Phillips 66	4.16
Antero Resources Corp.	3.80
Total	46.19

*	Excluding money market fund holdings.

8

Invesco Dynamic Energy Exploration & Production ETF (PXE) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Dynamic Energy Exploration & Production Intellidex® Index	90.05%	16.38%	57.64%	9.69%	58.79%	4.61%	56.87%	5.95%	159.75%
S&P Composite 1500® Oil & Gas Exploration & Production Index	84.39	15.24	53.04	8.74	52.05	2.43	27.11	4.26	99.02
Fund
NAV Return	88.75	15.82	55.35	9.08	54.45	4.02	48.35	5.34	136.16
Market Price Return	88.04	15.71	54.93	9.05	54.19	4.01	48.17	5.32	135.49

Fund Inception: October 26, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2024. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.95% and the net annual operating expense ratio was indicated as 0.63%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

9

PBJ	Management’s Discussion of Fund Performance
Invesco Dynamic Food & Beverage ETF (PBJ)

As an index fund, the Invesco Dynamic Food & Beverage ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dynamic Food & Beverage Intellidex® Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of common stocks of U.S. food and beverage companies. These companies are engaged principally in the manufacture, sale or distribution of food and beverage products, agricultural products and products related to the development of new food technologies. These companies may include consumer manufacturing of agricultural inputs like livestock and crops, as well as processed food and beverage products; food and beverage stores such as grocery stores, supermarkets, wholesale distributors of grocery items; and food and beverage services like restaurants, bars, snack bars, coffeehouses and other establishments providing food and refreshment. Companies with focused operations, such as tobacco growers and manufacturers or pet supplies stores, are specifically excluded from this universe. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2022, on a market price basis, the Fund returned 14.18%. On a net asset value (“NAV”) basis, the Fund returned 14.14%. During the same time period, the Index returned 14.85%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500® Food Beverage & Tobacco Index (the “Benchmark Index”) returned 15.07%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 46 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the food & beverage industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the packaged foods & meats sub-industry and most underweight in the soft drinks sub-industry during the fiscal year ended April 30, 2022. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight allocation to the personal products sub-industry, followed by the Fund’s underweight allocation to the soft drinks sub-industry.

For the fiscal year ended April 30, 2022, the food retail sub-industry contributed most significantly to the Fund’s return, followed by the packaged foods & meats sub-industry. The personal products and brewers sub-industries detracted most significantly from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2022, included Albertsons Cos., Inc., Class A, a food retail company (portfolio average weight of 2.89%) and Coca-Cola Consolidated, Inc., a soft drinks company (portfolio average weight of 2.74%). Positions that detracted most significantly from the Fund’s return during this period included Herbalife Nutrition Ltd., a personal products company (portfolio average weight of 2.53%) and J & J Snack Foods Corp., a packaged foods & meats company (no longer held at fiscal year-end).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2022
Packaged Foods & Meats	44.34
Soft Drinks	16.30
Food Retail	15.00
Agricultural Products	8.48
Food Distributors	6.16
Distillers & Vintners	5.37
Sub-Industry Types Each Less Than 3%	4.26
Money Market Funds Plus Other Assets Less Liabilities	0.09

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2022
Security
Archer-Daniels-Midland Co.	5.53
Constellation Brands, Inc., Class A	5.37
Hershey Co. (The)	5.28
General Mills, Inc.	4.97
Coca-Cola Co. (The)	4.91
PepsiCo, Inc.	4.83
Keurig Dr Pepper, Inc.	4.59
Mondelez International, Inc., Class A	4.59
Weis Markets, Inc.	3.41
Andersons, Inc. (The)	3.26
Total	46.74

*	Excluding money market fund holdings.

10

Invesco Dynamic Food & Beverage ETF (PBJ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Dynamic Food & Beverage Intellidex® Index	14.85%	12.88%	43.84%	8.54%	50.65%	11.01%	184.13%	9.17%	338.62%
S&P Composite 1500® Food Beverage & Tobacco Index	15.07	11.81	39.79	7.64	44.52	10.89	181.16	11.42	518.89
Fund
NAV Return	14.14	12.24	41.39	7.93	46.44	10.33	167.24	8.48	293.96
Market Price Return	14.18	12.29	41.60	7.95	46.62	10.34	167.48	8.48	294.31

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2024. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.68% and the net annual operating expense ratio was indicated as 0.63%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

11

PEJ	Management’s Discussion of Fund Performance
Invesco Dynamic Leisure and Entertainment ETF (PEJ)

As an index fund, the Invesco Dynamic Leisure and Entertainment ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dynamic Leisure & Entertainment Intellidex® Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of common stocks of U.S. leisure and entertainment companies. These companies are engaged principally in the design, production or distribution of goods or services in the leisure and entertainment industries. These companies may include hospitality industry companies such as hotels, restaurants and bars, cruise lines, casinos, and all other recreation and amusement businesses, as well as entertainment programming companies engaged in the production of motion pictures, music by recording artists, programming for radio and television, related post-production and movie theaters. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2022, on a market price basis, the Fund returned (5.32)%. On a net asset value (“NAV”) basis, the Fund returned (5.47)%. During the same time period, the Index returned (5.14)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, partially offset by revenue generated through the Fund’s securities lending program.

During this same time period, the S&P Composite 1500® Hotels Restaurants & Leisure Index (the “Benchmark Index”) returned (10.70)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 45 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the leisure & entertainment industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the movies & entertainment sub-industry and most underweight in the restaurants sub-industry during the fiscal year ended April 30, 2022. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s relative overweight allocation to the movies & entertainment sub-industry.

For the fiscal year ended April 30, 2022, the movies & entertainment sub-industry contributed most significantly to the Fund’s return, followed by the hotels resorts & cruise lines sub-industry. The restaurants sub-industry detracted most significantly from the Fund’s return, followed by the broadcasting sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2022, included AMC Entertainment Holdings, Inc., Class A, a movies & entertainment company (portfolio average weight of 0.94%) and Marriott International, Inc., Class A, a hotels resorts & cruise lines company (portfolio average weight of 2.13%). Positions that detracted most significantly from the Fund’s return during this period included Walt Disney Co. (The), a movies & entertainment company (portfolio average weight of 4.84%) and Eventbrite, Inc., Class A, an interactive media & services company (portfolio average weight of 2.70%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2022
Movies & Entertainment	31.07
Hotels, Resorts & Cruise Lines	21.06
Casinos & Gaming	15.67
Broadcasting	10.38
Restaurants	8.40
Leisure Facilities	5.74
Food Distributors	5.54
Interactive Media & Services	2.24
Money Market Funds Plus Other Assets Less Liabilities	(0.10)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2022
Security
Marriott International, Inc., Class A	5.60
Sysco Corp.	5.54
McDonald’s Corp.	5.39
Live Nation Entertainment, Inc.	4.89
Booking Holdings, Inc.	4.78
Fox Corp., Class A	4.68
Expedia Group, Inc.	4.66
Walt Disney Co. (The)	4.12
Paramount Global, Class B	3.11
Wyndham Hotels & Resorts, Inc.	3.10
Total	45.87

*	Excluding money market fund holdings.

12

Invesco Dynamic Leisure and Entertainment ETF (PEJ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Dynamic Leisure & Entertainment Intellidex® Index	(5.14)%	0.09%	0.28%	1.90%	9.88%	8.33%	122.56%	8.09%	271.27%
S&P Composite 1500® Hotels Restaurants & Leisure Index	(10.70)	6.29	20.07	9.65	58.48	11.59	199.38	11.52	527.86
Fund
NAV Return	(5.47)	(0.47)	(1.41)	1.30	6.65	7.59	107.93	7.43	234.65
Market Price Return	(5.32)	(0.46)	(1.37)	1.30	6.66	7.59	107.75	7.43	234.75

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.55%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

13

PBS	Management’s Discussion of Fund Performance
Invesco Dynamic Media ETF (PBS)

As an index fund, the Invesco Dynamic Media ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dynamic Media Intellidex® Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of common stocks of U.S. media companies. These companies are engaged principally in the development, production, sale and distribution of goods or services used in the media industry. These companies produce and distribute information and entertainment content and may include television and radio stations, broadcast and cable networks, motion picture companies, music producers, print publishers, and providers of content delivered via the internet, as well as direct to home satellite services, traditional cable services, and advertising and related services. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2022, on a market price basis, the Fund returned (21.92)%. On a net asset value (“NAV”) basis, the Fund returned (21.90)%. During the same time period, the Index returned (21.31)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500® Media Index (the “Benchmark Index”) returned (26.11)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 22 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the media industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the interactive media & services sub-industry and most underweight in the cable & satellite sub-industry during the fiscal year ended April 30, 2022. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s underweight allocation to and selection within the cable & satellite sub-industry.

For the fiscal year ended April 30, 2022, the IT consulting & other services sub-industry contributed most significantly to the Fund’s return, followed by the internet & direct marketing retail sub-industry. The movies & entertainment sub-industry detracted most significantly from the Fund’s return, followed by the interactive media & services sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2022, included Meredith Corp., a publishing company (no longer held at fiscal year-end) and CarGurus, Inc., Class A, an interactive media & services company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included Netflix, Inc., a movies & entertainment company (portfolio average weight of 4.84%) and Spotify Technology SA, a movies & entertainment media company (portfolio average weight of 4.47%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2022
Interactive Media & Services	30.81
Broadcasting	20.36
Movies & Entertainment	19.51
Publishing	11.93
Advertising	10.90
IT Consulting & Other Services	3.33
Cable & Satellite	3.21
Money Market Funds Plus Other Assets Less Liabilities	(0.05)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2022
Security
Twitter, Inc.	8.80
Meta Platforms, Inc., Class A	5.87
Alphabet, Inc., Class A	5.21
Walt Disney Co. (The)	4.46
Match Group, Inc.	4.37
Spotify Technology S.A.	4.02
ZipRecruiter, Inc., Class A	3.75
Paramount Global, Class B	3.37
Gartner, Inc.	3.33
Lions Gate Entertainment Corp., Class A	3.31
Total	46.49

*	Excluding money market fund holdings.

14

Invesco Dynamic Media ETF (PBS) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Dynamic Media Intellidex® Index	(21.31)%	6.44%	20.60%	8.88%	53.01%	11.90%	207.93%	7.37%	231.25%
S&P Composite 1500® Media Index	(26.11)	0.23	0.68	2.87	15.21	10.96	182.82	8.34	285.51
Fund
NAV Return	(21.90)	5.76	18.31	8.20	48.31	11.15	187.82	6.71	198.83
Market Price Return	(21.92)	5.73	18.19	8.17	48.12	11.14	187.53	6.71	198.55

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2024. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.72% and the net annual operating expense ratio was indicated as 0.63%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

15

PXQ	Management’s Discussion of Fund Performance
Invesco Dynamic Networking ETF (PXQ)

As an index fund, the Invesco Dynamic Networking ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dynamic Networking Intellidex® Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of common stocks of U.S. networking companies. These companies are principally engaged in the development, manufacture, sale or distribution of products, services or technologies that support the flow of electronic information, including voice, data, images and commercial transactions. These companies may include communications equipment companies that offer a broad range of access, transport, and connectivity equipment and devices which span across a diverse set of markets including enterprise networking, home networking, satellite, wireless (terrestrial), wireline wide area networking, and cable (CATV). Such companies also may provide integrated circuits specialized to facilitate communications within a network; software that enables, manages, supports, and secures enterprise networks; and equipment used to build storage networks, which are specialized, high speed networks dedicated to accessing storage data. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2022, on a market price basis, the Fund returned (4.91)%. On a net asset value (“NAV”) basis, the Fund returned (4.66)%. During the same time period, the Index returned (5.55)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to income received from the securities lending program in which the Fund participates, partially offset by the fees and expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500® Communications Equipment Index (the “Benchmark Index”) returned 2.70%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 19 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the communications equipment industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the systems software sub-industry and most underweight in the communications equipment sub-industry during the fiscal year ended April 30, 2022. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s relative overweight allocation to the application software sub-industry.

For the fiscal year ended April 30, 2022, the technology hardware storage & peripherals sub-industry contributed most significantly to the Fund’s return, followed by the semiconductors and systems software sub-industries, respectively. The application software sub-industry detracted most significantly from the Fund’s return, followed by the communications equipment and internet services & infrastructure sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2022, included Fortinet, Inc., a systems software company (portfolio average weight of 5.19%) and Marvell Technology, Inc., a semiconductors company (portfolio average weight of 2.78%). Positions that detracted most significantly from the Fund’s return for the fiscal year ended April 30, 2022, included Arqit Quantum, Inc. (United Kingdom), an application software company (portfolio average weight of 0.93%) and CommScope Holding Co., Inc., a communications equipment company (no longer held at fiscal year-end).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2022
Communications Equipment	29.48
Systems Software	26.04
Application Software	16.80
Semiconductors	11.26
Electronic Components	7.93
Technology Hardware, Storage & Peripherals	5.15
Internet Services & Infrastructure	3.27
Money Market Funds Plus Other Assets Less Liabilities	0.07

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2022
Security
Palo Alto Networks, Inc.	6.33
Fortinet, Inc.	5.21
Apple, Inc.	5.15
Amphenol Corp., Class A	5.12
Marvell Technology, Inc.	4.67
Cisco Systems, Inc.	4.67
QUALCOMM, Inc.	4.52
Datadog, Inc., Class A	4.08
KnowBe4, Inc., Class A	3.63
Qualys, Inc.	3.53
Total	46.91

*	Excluding money market fund holdings.

16

Invesco Dynamic Networking ETF (PXQ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Dynamic Networking Intellidex® Index	(5.55)%	9.15%	30.02%	14.12%	93.53%	12.27%	218.13%	11.41%	517.94%
S&P Composite 1500® Communications Equipment Index	2.70	1.49	4.53	10.90	67.78	10.06	160.84	7.06	215.96
Fund
NAV Return	(4.66)	9.01	29.53	13.90	91.68	11.83	205.93	10.87	468.99
Market Price Return	(4.91)	8.95	29.34	13.85	91.28	11.82	205.69	10.86	467.92

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2024. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.73% and the net annual operating expense ratio was indicated as 0.63%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

17

PXJ	Management’s Discussion of Fund Performance
Invesco Dynamic Oil & Gas Services ETF (PXJ)

As an index fund, the Invesco Dynamic Oil & Gas Services ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dynamic Oil Services Intellidex® Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of common stocks of U.S. companies that assist in the production, processing and distribution of oil and gas. The Index may include companies engaged in the drilling of oil and gas wells; manufacturing oil and gas field machinery and equipment; or providing services to the oil and gas industry, such as well analysis, platform and pipeline engineering and construction, logistics and transportation services, oil and gas well emergency management and geophysical data acquisition and processing. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2022, on a market price basis, the Fund returned 33.00%. On a net asset value (“NAV”) basis, the Fund returned 33.40%. During the same time period, the Index returned 36.18%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period, the effect of which was compounded during a time period of high returns, and differences in the treatment of corporate actions.

During this same time period, the S&P Composite 1500® Energy Equipment & Services Index (the “Benchmark Index”) returned 50.51%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 19 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the oil & gas services industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the oil & gas drilling sub-industry and most underweight in the oil & gas equipment & services sub-industry during the fiscal year ended April 30, 2022. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to stock selection in the oil & gas equipment & services industry, as well as the Fund’s relative overweight allocation to the oil & gas storage & transportation sub-industry.

For the fiscal year ended April 30, 2022, the oil & gas equipment & services sub-industry contributed most significantly to the Fund’s return, followed by the oil & gas drilling sub-industry. The oil & gas storage & transportation sub-industry detracted most significantly from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2022, included Patterson-UTI Energy, Inc., an oil & gas drilling company (portfolio average weight of 6.08%) and Halliburton Co., an oil & gas equipment & services company (portfolio average weight of 7.61%). Positions that detracted most significantly from the Fund’s return during this period included Oceaneering International, Inc., an oil & gas equipment & services company (portfolio average weight of 1.78%) and Scorpio Tankers Inc., an oil & gas storage & transportation company (no longer held at fiscal year-end).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2022
Oil & Gas Equipment & Services	71.09
Oil & Gas Drilling	20.96
Oil & Gas Storage & Transportation	7.61
Money Market Funds Plus Other Assets Less Liabilities	0.34

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2022
Security
Helmerich & Payne, Inc.	7.12
Patterson-UTI Energy, Inc.	6.45
Halliburton Co.	5.78
Baker Hughes Co., Class A	5.57
TechnipFMC PLC	5.48
NOV, Inc.	5.32
ChampionX Corp.	5.17
Schlumberger N.V.	5.05
NexTier Oilfield Solutions, Inc.	4.73
Golar LNG Ltd.	4.53
Total	55.20

*	Excluding money market fund holdings.

18

Invesco Dynamic Oil & Gas Services ETF (PXJ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Dynamic Oil Services Intellidex® Index	36.18%	(10.44)%	(28.17)%	(13.56)%	(51.73)%	(12.18)%	(72.73)%	(6.04)%	(64.28)%
S&P Composite 1500® Energy Equipment & Services Index	50.51	(2.15)	(6.32)	(9.06)	(37.80)	(5.78)	(44.87)	(1.10)	(16.65)
Fund
NAV Return	33.40	(11.60)	(30.92)	(14.40)	(54.04)	(12.91)	(74.89)	(6.72)	(68.31)
Market Price Return	33.00	(11.60)	(30.91)	(14.40)	(54.04)	(12.91)	(74.89)	(6.72)	(68.30)

Fund Inception: October 26, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2024. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 1.17% and the net annual operating expense ratio was indicated as 0.63%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

19

PJP	Management’s Discussion of Fund Performance
Invesco Dynamic Pharmaceuticals ETF (PJP)

As an index fund, the Invesco Dynamic Pharmaceuticals ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dynamic Pharmaceutical Intellidex® Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of common stocks of U.S. pharmaceuticals companies. These companies are engaged principally in the research, development, manufacture, sale or distribution of pharmaceuticals and drugs of all types. In accordance with the Index methodology, the various types of companies may include companies from the following segments of the pharmaceutical industry:

- Big Pharmaceutical: Large, vertically integrated drug companies that actively participate in all major phases of the drug development process, including research and development, animal and human testing, manufacturing and sales and marketing.

- Specialty Pharmaceutical: Midsize, often vertically integrated drug companies specializing in one or two therapeutic areas using both traditional chemical techniques and biotechnological techniques (involving living organisms, cells, and/or components of cells) to develop drugs.

- Generic Pharmaceutical: Generally midsize to small non-vertically integrated drug companies that actively participate only in the manufacturing and sometimes sales and marketing of patent- expired drugs.

The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2022, on a market price basis, the Fund returned (1.94)%. On a net asset value (“NAV”) basis, the Fund returned (1.89)%. During the same time period, the Index returned (1.40)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500® Pharmaceuticals Index (the “Benchmark Index”) returned 23.19%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 24 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the pharmaceuticals industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a modified equal weighting and stock selection methodology,

whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the biotechnology sub-industry and most underweight in the pharmaceuticals sub-industry during the fiscal year ended April 30, 2022. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight allocation to the biotechnology sub-industry followed by its stock selection in the pharmaceuticals sub-industry.

For the fiscal year ended April 30, 2022, the pharmaceuticals sub-industry contributed most significantly to the Fund’s return. The biotechnology sub-industry detracted most significantly from the Fund’s return, followed by the health care equipment sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2022, included Eli Lilly and Co., a pharmaceuticals company (portfolio average weight of 5.91%) and AbbVie, Inc., a biotechnology company (portfolio average weight of 5.88%). Positions that detracted most significantly from the Fund’s return during this period included Endo International PLC, a pharmaceuticals company (no longer held at fiscal year-end) and Taro Pharmaceutical Industries Ltd., a pharmaceuticals company (portfolio average weight of 3.17%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2022
Pharmaceuticals	55.02
Biotechnology	39.83
Health Care Equipment	5.14
Money Market Funds Plus Other Assets Less Liabilities	0.01

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2022
Security
Eli Lilly and Co.	6.50
Merck & Co., Inc.	6.22
Johnson & Johnson	5.96
Amgen, Inc.	5.61
Pfizer, Inc.	5.50
AbbVie, Inc.	5.37
Gilead Sciences, Inc.	5.18
Abbott Laboratories	5.14
Amphastar Pharmaceuticals, Inc.	4.20
Pacira BioSciences, Inc.	3.67
Total	53.35

*	Excluding money market fund holdings.

20

Invesco Dynamic Pharmaceuticals ETF (PJP) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2022

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
Dynamic Pharmaceutical Intellidex® Index	(1.40)%	8.17%	26.58%	6.12%	34.58%	11.39%	193.98%	12.18%	593.65%
S&P Composite 1500® Pharmaceuticals Index	23.19	14.71	50.95	12.26	78.28	13.65	259.59	10.00	398.51
Fund
NAV Return	(1.89)	7.59	24.53	5.52	30.83	10.76	177.82	11.52	528.18
Market Price Return	(1.94)	7.61	24.60	5.53	30.89	10.77	178.02	11.53	528.83

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.58%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

21

PSI	Management’s Discussion of Fund Performance
Invesco Dynamic Semiconductors ETF (PSI)

As an index fund, the Invesco Dynamic Semiconductors ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dynamic Semiconductor Intellidex® Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of common stocks of U.S. semiconductor companies. These companies are principally engaged in the manufacture of semiconductors. These companies manufacture semiconductors that serve as the core electronic components of virtually all electronic equipment, make or test chips for third parties, and provide equipment or services used in the production of semiconductors and other thin film products like flat panel displays and thin film heads. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2022, on a market price basis, the Fund returned (9.41)%. On a net asset value (“NAV”) basis, the Fund returned (9.49)%. During the same time period, the Index returned (9.03)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500® Semiconductor Index (the “Benchmark Index”) returned 2.22%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 52 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the semiconductors industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the semiconductor equipment sub-industry and most underweight in the semiconductors sub-industry during the fiscal year ended April 30, 2022. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight allocation to the semiconductor equipment sub-industry and stock selection in the semiconductors sub-industry.

For the fiscal year ended April 30, 2022, the life sciences tools & services sub-industry contributed most significantly to the Fund’s return, followed by the specialty chemicals sub-industry. The semiconductors sub-industry detracted most significantly from the Fund’s return, followed by the semiconductor equipment sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2022, included Broadcom, Inc., a semiconductors company (portfolio average weight of 5.25%) and Monolithic Power Systems, Inc., a semiconductors company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included Micron Technology, Inc., a semiconductors company (portfolio average weight of 2.28%) and Navitas Semiconductor Corp., a semiconductors company (no longer held at fiscal year-end).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2022
Semiconductors	64.82
Semiconductor Equipment	29.63
Sub-Industry Types Each Less Than 3%	5.61
Money Market Funds Plus Other Assets Less Liabilities	(0.06)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2022
Security
Texas Instruments, Inc.	5.92
Broadcom, Inc.	5.56
Analog Devices, Inc.	5.56
Applied Materials, Inc.	4.91
QUALCOMM, Inc.	4.88
NVIDIA Corp.	4.59
Micron Technology, Inc.	4.36
Advanced Micro Devices, Inc.	4.28
SiTime Corp.	2.92
NXP Semiconductors N.V.	2.88
Total	45.86

*	Excluding money market fund holdings.

22

Invesco Dynamic Semiconductors ETF (PSI) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2022

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
Dynamic Semiconductor Intellidex® Index	(9.03)%	24.68%	93.80%	22.09%	171.32%	23.02%	694.01%	13.86%	790.91%
S&P Composite 1500® Semiconductor Index	2.22	22.03	81.73	22.98	181.27	19.74	505.88	12.33	609.97
Fund
NAV Return	(9.49)	23.93	90.36	21.34	163.03	22.16	640.03	13.06	691.87
Market Price Return	(9.41)	23.96	90.49	21.31	162.76	22.19	641.85	13.06	691.30

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.56%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

23

PSJ	Management’s Discussion of Fund Performance
Invesco Dynamic Software ETF (PSJ)

As an index fund, the Invesco Dynamic Software ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dynamic Software Intellidex® Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of common stocks of U.S. software companies. These companies are principally engaged in the research, design, production or distribution of products or processes that relate to software applications and systems and information-based services. These companies may include companies that design and market computer applications targeted toward various end user markets, including home/office, design/engineering, and IT infrastructure; as well as distributors of third-party software applications, primarily to resellers, retailers, and corporations. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2022, on a market price basis, the Fund returned (35.59)%. On a net asset value (“NAV”) basis, the Fund returned (35.56)%. During the same time period, the Index returned (35.23)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500® Software & Services Index (the “Benchmark Index”) returned (5.11)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 84 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the software industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the application software sub-industry and most underweight in the systems software sub-industry during the fiscal year ended April 30, 2022. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight allocation to the interactive home entertainment sub-industry as well as an overweight allocation to and stock selection in the application software sub-industry.

For the fiscal year ended April 30, 2022, the data processing & outsourced services sub-industry contributed most significantly to the Fund’s return, followed by the health care services sub-industry. The application software sub-industry detracted most significantly from the Fund’s return, followed by the interactive home entertainment sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2022, included Vocera Communications, Inc., a communications equipment company (no longer held at fiscal year-end) and Box, Inc., Class A, an application software company (portfolio average weight of 1.36%). Positions that detracted most significantly from the Fund’s return during this period included ROBLOX Corp., Class A, an interactive home entertainment company (portfolio average weight of 4.13%) and Roku, Inc., Class A, an interactive home entertainment company (portfolio average weight of 3.33%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2022
Application Software	36.69
Interactive Home Entertainment	14.36
Data Processing & Outsourced Services	13.58
Health Care Technology	10.68
Systems Software	10.59
Health Care Sevices	3.35
Sub-Industry Types Each Less Than 3%	10.78
Money Market Funds Plus Other Assets Less Liabilities	(0.03)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2022
Security
Cadence Design Systems, Inc.	6.09
Cerner Corp.	5.57
Synopsys, Inc.	5.41
Microsoft Corp.	5.27
Activision Blizzard, Inc.	5.08
SS&C Technologies Holdings, Inc.	4.76
Datadog, Inc., Class A	4.15
Box, Inc., Class A	3.63
ROBLOX Corp., Class A	3.47
Signify Health, Inc., Class A	3.35
Total	46.78

*	Excluding money market fund holdings.

24

Invesco Dynamic Software ETF (PSJ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2022

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
Dynamic Software Intellidex® Index	(35.23)%	3.66%	11.40%	15.22%	103.08%	15.41%	319.38%	12.99%	683.33%
S&P Composite 1500® Software & Services Index	(5.11)	16.22	56.99	19.94	148.19	18.73	456.71	13.84	788.30
Fund
NAV Return	(35.56)	3.10	9.61	14.54	97.11	14.67	293.05	12.29	605.01
Market Price Return	(35.59)	3.07	9.51	14.54	97.16	14.66	292.79	12.28	604.07

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.56%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

25

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Funds have adopted and implemented a liquidity risk management program (the “Program”). The Program is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that the Funds could not meet redemption requests without significant dilution of remaining investors’ interests in the Funds. The Board of Trustees of the Funds (the “Board”) has appointed Invesco Capital Management LLC (“Invesco”), the Funds’ investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco and its affiliates.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Funds’ liquidity risk that takes into account, as relevant to the Funds’ liquidity risk: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements; (4) the relationship between the Funds’ portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (5) the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio. The Liquidity Rule also requires the classification of each Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. Each Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, a Fund may not acquire an investment if, immediately after the acquisition, over 15% of such Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of such Fund’s assets.

At a meeting held on March 15, 2022, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2021 through December 31, 2021 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus pandemic on the Funds and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

●	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Funds’ liquidity risk and was operated effectively to achieve that goal;

●	Each Fund’s investment strategy remained appropriate for an open-end fund;

●	Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

●	The Funds did not breach the 15% limit on Illiquid Investments; and

●	The Funds primarily held Highly Liquid Investments and therefore have not adopted an HLIM.

26

Invesco Dynamic Biotechnology & Genome ETF (PBE)

April 30, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.04%
Biotechnology-79.96%
Acadia Pharmaceuticals, Inc.(b)(c)	228,349	$4,210,756
Alkermes PLC(b)	238,760	6,888,226
Amgen, Inc.(c)	49,436	11,527,981
Arrowhead Pharmaceuticals, Inc.(b)(c)	138,485	5,693,118
Biogen, Inc.(b)	52,178	10,823,804
ChemoCentryx, Inc.(b)(c)	200,176	3,695,249
Dynavax Technologies Corp.(b)(c)	486,660	4,297,208
Emergent BioSolutions, Inc.(b)	141,402	4,578,597
Enanta Pharmaceuticals, Inc.(b)(c)	91,520	5,893,888
Exelixis, Inc.(b)(c)	304,663	6,806,171
FibroGen, Inc.(b)(c)	413,514	3,845,680
Gilead Sciences, Inc.	179,526	10,653,073
Halozyme Therapeutics, Inc.(b)(c)	182,109	7,266,149
Incyte Corp.(b)	160,589	12,037,751
Ironwood Pharmaceuticals, Inc.(b)(c)	549,327	6,591,924
Myriad Genetics, Inc.(b)	232,705	4,770,453
Neurocrine Biosciences, Inc.(b)	68,087	6,129,873
Prothena Corp. PLC (Ireland)(b)(c)	174,845	5,098,480
Regeneron Pharmaceuticals, Inc.(b)	18,160	11,969,438
United Therapeutics Corp.(b)	30,837	5,475,418
Vericel Corp.(b)(c)	179,423	5,113,555
Vertex Pharmaceuticals, Inc.(b)	47,545	12,990,245
Xencor, Inc.(b)	186,137	4,649,702
Xenon Pharmaceuticals, Inc. (Canada)(b)	193,362	5,466,344

		166,473,083

Health Care Services-5.09%
Fulgent Genetics, Inc.(b)(c)	95,912	5,263,651
OPKO Health, Inc.(b)(c)	1,977,232	5,338,526

		10,602,177

Life Sciences Tools & Services-10.12%
Bio-Techne Corp.	27,360	10,388,318
QIAGEN N.V.(b)	121,367	5,506,421
Repligen Corp.(b)(c)	32,905	5,173,982

		21,068,721

	Shares	Value
Pharmaceuticals-4.87%
Catalent, Inc.(b)	111,874	$10,131,309

Total Common Stocks & Other Equity Interests (Cost $230,189,309)		208,275,290

Money Market Funds-0.07%
Invesco Government & Agency Portfolio, Institutional Class, 0.35%(d)(e) (Cost $138,087)	138,087	138,087

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.11% (Cost $230,327,396)		208,413,377

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-25.90%
Invesco Private Government Fund, 0.40%(d)(e)(f)	16,183,722	16,183,722
Invesco Private Prime Fund, 0.35%(d)(e)(f)	37,737,721	37,737,721

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $53,920,110)		53,921,443

TOTAL INVESTMENTS IN SECURITIES-126.01% (Cost $284,247,506)		262,334,820
OTHER ASSETS LESS LIABILITIES-(26.01)%		(54,144,086)

NET ASSETS-100.00%		$208,190,734

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2022.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2022.

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$97,394	$7,656,102	$(7,615,409)	$ -	$ -	$ 138,087	$100

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

Invesco Dynamic Biotechnology & Genome ETF (PBE)–(continued)

April 30, 2022

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2022	Dividend Income

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	$17,075,160	$148,913,331	$(149,804,769)	$-	$-	$16,183,722	$9,976	*

Invesco Private Prime Fund	25,612,740	302,492,105	(290,356,162)	1,333	(12,295)	37,737,721	46,332	*

Total	$42,785,294	$459,061,538	$(447,776,340)	$1,333	$(12,295)	$54,059,530	$56,408

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

Invesco Dynamic Building & Construction ETF (PKB)

April 30, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.97%
Building Products-11.53%
A.O. Smith Corp.	63,812	$3,728,535
Carlisle Cos., Inc.	19,048	4,940,289
Owens Corning	47,405	4,310,537
Simpson Manufacturing Co., Inc.	38,623	4,004,046

		16,983,407

Construction & Engineering-2.96%
AECOM	61,895	4,367,311

Construction Materials-15.48%
Eagle Materials, Inc.	32,593	4,019,369
Martin Marietta Materials, Inc.	21,407	7,582,788
Summit Materials, Inc., Class A(b)(c)	127,773	3,552,089
Vulcan Materials Co.	44,388	7,647,608

		22,801,854

Environmental & Facilities Services-2.83%
Tetra Tech, Inc.	29,994	4,177,564

Forest Products-2.86%
Louisiana-Pacific Corp.	65,232	4,208,769

Gas Utilities-4.04%
Southwest Gas Holdings, Inc.	67,532	5,950,245

Home Improvement Retail-10.34%
Home Depot, Inc. (The)	25,743	7,733,197
Lowe’s Cos., Inc.	37,917	7,497,329

		15,230,526

Homebuilding-44.38%
Cavco Industries, Inc.(b)(c)	16,269	3,843,551
Century Communities, Inc.	73,989	3,900,700
D.R. Horton, Inc.	101,146	7,038,750
KB Home	122,115	3,960,189
Lennar Corp., Class A	94,483	7,227,005
M.D.C. Holdings, Inc.	106,758	3,940,438
M/I Homes, Inc.(b)	95,425	4,225,419
Meritage Homes Corp.(b)	49,223	4,063,359
NVR, Inc.(b)	1,686	7,378,290

	Shares	Value
Homebuilding-(continued)
PulteGroup, Inc.	95,945	$4,006,663
Skyline Champion Corp.(b)	64,843	3,309,587
Taylor Morrison Home Corp., Class A(b)	160,087	4,192,678
Toll Brothers, Inc.	84,891	3,936,396
Tri Pointe Homes, Inc.(b)	211,230	4,366,124

		65,389,149

Specialty Stores-5.55%
Tractor Supply Co.	40,582	8,175,244

Total Common Stocks & Other Equity Interests (Cost $161,980,631)		147,284,069

Money Market Funds-0.10%
Invesco Government & Agency Portfolio, Institutional Class, 0.35%(d)(e) (Cost $142,552)	142,552	142,552

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.07% (Cost $162,123,183)		147,426,621

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-1.89%
Invesco Private Government Fund, 0.40%(d)(e)(f)	834,839	834,839
Invesco Private Prime Fund, 0.35%(d)(e)(f)	1,948,889	1,948,889

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $2,783,728)		2,783,728

TOTAL INVESTMENTS IN SECURITIES-101.96% (Cost $164,906,911)		150,210,349
OTHER ASSETS LESS LIABILITIES-(1.96)%		(2,888,525)

NET ASSETS-100.00%		$147,321,824

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2022.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2022.

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$161,244	$8,341,974	$(8,360,666)	$-	$-	$142,552	$202

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Invesco Dynamic Building & Construction ETF (PKB)–(continued)

April 30, 2022

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2022	Dividend Income

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	$76,577	$ 58,820,726	$(58,062,464)	$-	$-	$834,839	$2,682	*

Invesco Private Prime Fund	112,671	128,153,857	(126,318,040)	-	401	1,948,889	10,803	*

Total	$350,492	$195,316,557	$(192,741,170)	$-	$401	$2,926,280	$13,687

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Invesco Dynamic Energy Exploration & Production ETF (PXE)

April 30, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.93%
Gas Utilities-2.61%
National Fuel Gas Co.	98,296	$6,893,498

Integrated Oil & Gas-5.80%
Occidental Petroleum Corp.	278,284	15,330,666

Oil & Gas Exploration & Production-71.45%
Antero Resources Corp.(b)	285,572	10,052,134
APA Corp.	187,376	7,669,300
Centennial Resource Development, Inc., Class A(b)(c)	755,447	5,847,160
Comstock Resources, Inc.(b)(c)	786,055	13,386,517
ConocoPhillips	121,797	11,634,049
Continental Resources, Inc.(c)	113,118	6,285,967
Coterra Energy, Inc.	257,859	7,423,761
Devon Energy Corp.	202,456	11,776,866
Diamondback Energy, Inc.	45,440	5,735,891
EOG Resources, Inc.	98,159	11,461,045
Hess Corp.	61,956	6,385,805
HighPeak Energy, Inc.(c)	293,339	8,011,088
Kosmos Energy Ltd. (Ghana)(b)	1,394,942	9,429,808
Magnolia Oil & Gas Corp., Class A(c)	288,404	6,702,509
Marathon Oil Corp.	269,316	6,711,355
Matador Resources Co.	134,361	6,559,504
Murphy Oil Corp.(c)	180,416	6,870,241
Oasis Petroleum, Inc.	48,484	6,431,887
PDC Energy, Inc.	109,809	7,658,080
Pioneer Natural Resources Co.(c)	48,430	11,258,522
Range Resources Corp.(b)	291,144	8,716,851
SM Energy Co.	171,746	6,102,135
Whiting Petroleum Corp.	91,398	6,676,624

		188,787,099

Oil & Gas Refining & Marketing-20.07%
HF Sinclair Corp.	168,904	6,421,730
Marathon Petroleum Corp.	141,027	12,306,016

	Shares	Value
Oil & Gas Refining & Marketing-(continued)
PBF Energy, Inc., Class A(b)	324,947	$9,442,960
Phillips 66	126,824	11,003,250
Valero Energy Corp.	124,241	13,850,387

		53,024,343

Total Common Stocks & Other Equity Interests (Cost $197,192,428)		264,035,606

Money Market Funds-0.13%
Invesco Government & Agency Portfolio, Institutional Class, 0.35%(d)(e) (Cost $340,711)	340,711	340,711

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.06% (Cost $197,533,139)		264,376,317

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-14.52%
Invesco Private Government Fund, 0.40%(d)(e)(f)	11,513,827	11,513,827
Invesco Private Prime Fund, 0.35%(d)(e)(f)	26,845,754	26,845,754

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $38,357,077)		38,359,581

TOTAL INVESTMENTS IN SECURITIES-114.58% (Cost $235,890,216)		302,735,898
OTHER ASSETS LESS LIABILITIES-(14.58)%		(38,519,671)

NET ASSETS-100.00%		$264,216,227

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2022.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2022.

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$126,666	$5,280,988	$(5,066,943)	$ -	$ -	$340,711	$167

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Invesco Dynamic Energy Exploration & Production ETF (PXE)–(continued)

April 30, 2022

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2022	Dividend Income

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	$1,611,585	$ 64,743,600	$(54,841,358)	$-	$-	$11,513,827	$7,065	*

Invesco Private Prime Fund	2,587,028	145,387,606	(121,123,337)	2,504	(8,047)	26,845,754	21,163	*

Total	$4,325,279	$215,412,194	$(181,031,638)	$2,504	$(8,047)	$38,700,292	$28,395

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Invesco Dynamic Food & Beverage ETF (PBJ)

April 30, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.91%
Agricultural Products-8.48%
Archer-Daniels-Midland Co.	186,933	$16,741,720
Bunge Ltd.	79,019	8,938,629

		25,680,349

Distillers & Vintners-5.37%
Constellation Brands, Inc., Class A	66,143	16,277,131

Food Distributors-6.16%
Andersons, Inc. (The)	196,466	9,868,487
United Natural Foods, Inc.(b)(c)	204,602	8,783,564

		18,652,051

Food Retail-15.00%
Albertsons Cos., Inc., Class A(c)	276,490	8,648,607
Ingles Markets, Inc., Class A	95,466	8,889,794
Kroger Co. (The)	173,779	9,377,115
Sprouts Farmers Market, Inc.(b)	274,661	8,184,898
Weis Markets, Inc.(c)	129,248	10,324,330

		45,424,744

Packaged Foods & Meats-44.34%
Cal-Maine Foods, Inc.(c)	181,120	9,731,578
Dole PLC(c)	522,494	6,222,904
Flowers Foods, Inc.	275,270	7,300,160
General Mills, Inc.	212,925	15,060,185
Hershey Co. (The)	70,885	16,003,706
Hostess Brands, Inc.(b)(c)	369,202	8,377,193
JM Smucker Co. (The)	56,438	7,728,055
Kellogg Co.	118,228	8,098,618
McCormick & Co., Inc.(c)	80,589	8,104,836
Mondelez International, Inc., Class A	215,634	13,904,080
Pilgrim’s Pride Corp.(b)	325,128	9,217,379
Sanderson Farms, Inc.	43,600	8,256,532
Tootsie Roll Industries, Inc.(c)	239,664	8,395,430
Tyson Foods, Inc., Class A	84,518	7,873,697

		134,274,353

Personal Products-1.65%
Herbalife Nutrition Ltd.(b)(c)	188,133	5,000,575

	Shares	Value
Restaurants-2.61%
Arcos Dorados Holdings, Inc., Class A (Brazil)	1,090,968	$7,909,518

Soft Drinks-16.30%
Coca-Cola Co. (The)	230,317	14,880,782
Coca-Cola Consolidated, Inc.	13,494	5,957,601
Keurig Dr Pepper, Inc.	371,838	13,906,741
PepsiCo, Inc.	85,117	14,615,440

		49,360,564

Total Common Stocks & Other Equity Interests (Cost $286,752,231)		302,579,285

Money Market Funds-0.12%
Invesco Government & Agency Portfolio, Institutional Class, 0.35%(d)(e) (Cost $364,851)	364,851	364,851

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.03% (Cost $287,117,082)		302,944,136

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-12.82%
Invesco Private Government Fund, 0.40%(d)(e)(f)	11,654,821	11,654,821
Invesco Private Prime Fund, 0.35%(d)(e)(f)	27,185,071	27,185,071

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $38,839,892)		38,839,892

TOTAL INVESTMENTS IN SECURITIES-112.85% (Cost $325,956,974)		341,784,028
OTHER ASSETS LESS LIABILITIES-(12.85)%		(38,931,290)

NET ASSETS-100.00%		$302,852,738

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2022.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2022.

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$178,307	$3,721,538	$(3,534,994)	$-	$-	$364,851	$130

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Invesco Dynamic Food & Beverage ETF (PBJ)–(continued)

April 30, 2022

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2022	Dividend Income

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	$3,583,338	$58,062,545	$(49,991,062)	$-	$-	$11,654,821	$3,713	*

Invesco Private Prime Fund	5,375,007	127,000,412	(105,186,814)	-	(3,534)	27,185,071	12,786	*

Total	$9,136,652	$188,784,495	$(158,712,870)	$-	$(3,534)	$39,204,743	$16,629

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Invesco Dynamic Leisure and Entertainment ETF (PEJ)

April 30, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.10%
Broadcasting-10.38%
AMC Networks, Inc., Class A(b)(c)	1,069,163	$34,886,789
Fox Corp., Class A	1,762,077	63,152,840
Paramount Global, Class B	1,442,544	42,006,881

		140,046,510

Casinos & Gaming-15.67%
Boyd Gaming Corp.(c)	601,169	36,418,818
Everi Holdings, Inc.(b)(c)	1,806,607	31,362,698
International Game Technology PLC(c)	1,430,482	31,227,422
MGM Resorts International	931,512	38,229,252
Monarch Casino & Resort, Inc.(b)(c)	548,276	38,461,561
Red Rock Resorts, Inc., Class A	814,102	35,787,924

		211,487,675

Food Distributors-5.54%
Sysco Corp.	874,685	74,768,074

Hotels, Resorts & Cruise Lines-21.06%
Booking Holdings, Inc.(b)	29,186	64,510,107
Choice Hotels International, Inc.(c)	280,989	39,467,715
Expedia Group, Inc.(b)	359,877	62,888,506
Marriott International, Inc., Class A(b)	425,731	75,575,767
Wyndham Hotels & Resorts, Inc.(c)	475,050	41,785,398

		284,227,493

Interactive Media & Services-2.24%
Eventbrite, Inc., Class A(b)(c)	2,851,289	30,166,638

Leisure Facilities-5.74%
Cedar Fair L.P.(b)	704,116	37,627,959
SeaWorld Entertainment, Inc.(b)	590,877	39,848,745

		77,476,704

Movies & Entertainment-31.07%
AMC Entertainment Holdings, Inc., Class A(b)(c)	2,438,871	37,314,726
Liberty Media Corp.-Liberty Formula One, Class A(b)	711,154	40,834,463
Lions Gate Entertainment Corp., Class A(b) .	3,057,351	41,243,665
Live Nation Entertainment, Inc.(b)(c)	629,604	66,032,867

	Shares	Value
Movies & Entertainment-(continued)
Madison Square Garden Sports Corp., Class A(b)	230,703	$37,399,263
Manchester United PLC, Class A (United Kingdom)(c)(d)	3,039,045	41,148,669
Walt Disney Co. (The)(b)	497,690	55,557,135
Warner Bros Discovery, Inc.(b)	1,432,213	25,994,666
Warner Music Group Corp., Class A	1,115,771	33,216,503
World Wrestling Entertainment, Inc., Class A(c)	695,181	40,591,619

		419,333,576

Restaurants-8.40%
Arcos Dorados Holdings, Inc., Class A (Brazil)(c)	5,602,305	40,616,711
McDonald’s Corp.(c)	291,686	72,676,484

		113,293,195

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.10% (Cost $1,487,027,117)		1,350,799,865

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-8.35%
Invesco Private Government Fund, 0.40%(d)(e)(f)	33,799,807	33,799,807
Invesco Private Prime Fund, 0.35%(d)(e)(f)	78,835,195	78,835,195

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $112,633,820)		112,635,002

TOTAL INVESTMENTS IN SECURITIES-108.45% (Cost $1,599,660,937)		1,463,434,867
OTHER ASSETS LESS LIABILITIES-(8.45)%		(114,013,151)

NET ASSETS-100.00%		$1,349,421,716

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2022.
(d)

Affiliated issuer. The issuer is affiliated by having an investment adviser that is under common control of Invesco Ltd. and/or the Investment Company Act of 1940, as amended (the “1940 Act”), defines “affiliated person” to include an issuer of which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2022.

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$480,462	$243,540,322	$(244,020,784)	$-	$-	$-	$639

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Invesco Dynamic Leisure and Entertainment ETF (PEJ)–(continued)

April 30, 2022

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2022	Dividend Income

Investments Purchased with Cash Collateral from

Securities on Loan: Invesco Private Government Fund	$168,230,291	$501,932,232	$(636,362,716)	$-	$-	$33,799,807	$31,743	*

Invesco Private Prime Fund	254,337,814	990,204,200	(1,165,683,833)	1,180	(24,166)	78,835,195	160,244	*

Investments in Other Affiliates:

Manchester United PLC, Class A	50,018,741	68,883,030	(72,248,127)	(4,724,422)	(780,553)	41,148,669	-

Total	$473,067,308	$1,804,559,784	$(2,118,315,460)	$(4,723,242)	$(804,719)	$153,783,671	$192,626

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Invesco Dynamic Media ETF (PBS)

April 30, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.05%
Advertising-10.90%
Clear Channel Outdoor Holdings, Inc.(b)	332,516	$817,989
Interpublic Group of Cos., Inc. (The)	34,080	1,111,690
Omnicom Group, Inc.(c)	14,750	1,122,918
TechTarget, Inc.(b)(c)	16,901	1,137,606

		4,190,203

Broadcasting-20.36%
Fox Corp., Class A	29,660	1,063,014
Gray Television, Inc.	60,379	1,118,219
iHeartMedia, Inc., Class A(b)	62,232	995,090
Nexstar Media Group, Inc., Class A	7,018	1,111,792
Paramount Global, Class B	44,532	1,296,772
Sinclair Broadcast Group, Inc., Class A	46,138	1,026,109
TEGNA, Inc.	55,269	1,218,681

		7,829,677

Cable & Satellite-3.21%
Sirius XM Holdings, Inc.(c)	206,023	1,236,138

Interactive Media & Services-30.81%
Alphabet, Inc., Class A(b)	878	2,003,763
Match Group, Inc.(b)	21,223	1,679,800
Meta Platforms, Inc., Class A(b)	11,257	2,256,691
Twitter, Inc.(b)(c)	69,049	3,384,782
Ziff Davis, Inc.(b)	12,217	1,079,494
ZipRecruiter, Inc., Class A(b)	64,031	1,441,338

		11,845,868

IT Consulting & Other Services-3.33%
Gartner, Inc.(b)	4,405	1,279,872

Movies & Entertainment-19.51%
Lions Gate Entertainment Corp., Class A(b)	94,385	1,273,254
Netflix, Inc.(b)	6,030	1,147,871
Spotify Technology S.A.(b)	15,224	1,547,520
Walt Disney Co. (The)(b)	15,350	1,713,520
Warner Bros Discovery, Inc.(b)	43,853	795,932
Warner Music Group Corp., Class A	34,364	1,023,016

		7,501,113

	Shares	Value
Publishing-11.93%
John Wiley & Sons, Inc., Class A	24,460	$ 1,244,769
New York Times Co. (The), Class A	29,879	1,144,963
News Corp., Class A	56,682	1,125,705
Scholastic Corp.	29,089	1,071,930

		4,587,367

Total Common Stocks & Other Equity Interests (Cost $50,992,692)		38,470,238

Money Market Funds-0.22%
Invesco Government & Agency Portfolio, Institutional Class, 0.35%(d)(e) (Cost $85,837)	85,837	85,837

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.27% (Cost $51,078,529)		38,556,075

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-16.00%
Invesco Private Government Fund, 0.40%(d)(e)(f)	1,846,466	1,846,466
Invesco Private Prime Fund, 0.35%(d)(e)(f)	4,304,883	4,304,883

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $6,151,317)		6,151,349

TOTAL INVESTMENTS IN SECURITIES-116.27% (Cost $57,229,846)		44,707,424
OTHER ASSETS LESS LIABILITIES-(16.27)%		(6,257,531)

NET ASSETS-100.00%		$38,449,893

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2022.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2022.

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$103,023	$1,659,639	$(1,676,825)	$-	$-	$85,837	$59

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Invesco Dynamic Media ETF (PBS)–(continued)

April 30, 2022

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2022	Dividend Income

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	$5,913,120	$28,121,472	$(32,188,126)	$-	$-	$1,846,466	$1,284	*

Invesco Private Prime Fund	8,869,680	56,420,617	(60,983,888)	32	(1,558)	4,304,883	7,339	*

Total	$14,885,823	$86,201,728	$(94,848,839)	$32	$(1,558)	$6,237,186	$8,682

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Invesco Dynamic Networking ETF (PXQ)

April 30, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.93%
Application Software-16.80%
Arqit Quantum, Inc. (United Kingdom)(b)(c)	85,829	$693,498
Datadog, Inc., Class A(b)	15,216	1,837,789
Dynatrace, Inc.(b)	32,325	1,239,987
InterDigital, Inc.	20,519	1,166,505
Mimecast Ltd.(b)	16,627	1,324,839
New Relic, Inc.(b)	20,693	1,309,246

		7,571,864

Communications Equipment-29.48%
Arista Networks, Inc.(b)	10,828	1,251,392
Ciena Corp.(b)	19,163	1,057,223
Cisco Systems, Inc.	42,958	2,104,083
Extreme Networks, Inc.(b)	114,912	1,103,155
Juniper Networks, Inc.(c)	39,018	1,229,847
Lumentum Holdings, Inc.(b)(c)	13,564	1,101,533
Motorola Solutions, Inc.	6,191	1,322,955
NetScout Systems, Inc.(b)	42,984	1,323,907
Radware Ltd. (Israel)(b)	42,747	1,235,816
Ubiquiti, Inc.(c)	5,533	1,561,689

		13,291,600

Electronic Components-7.93%
Amphenol Corp., Class A	32,273	2,307,519
Belden, Inc.	24,525	1,266,226

		3,573,745

Internet Services & Infrastructure-3.27%
Akamai Technologies, Inc.(b)	13,134	1,474,686

Semiconductors-11.26%
Credo Technology Group Holding Ltd.(b)(c)	84,455	932,383
Marvell Technology, Inc.	36,260	2,105,981
QUALCOMM, Inc.	14,579	2,036,540

		5,074,904

Systems Software-26.04%
Check Point Software Technologies Ltd. (Israel)(b)	9,867	1,246,103
Fortinet, Inc.(b)	8,132	2,350,229

	Shares	Value
Systems Software-(continued)
KnowBe4, Inc., Class A(b)	68,672	$1,634,394
Palo Alto Networks, Inc.(b)	5,086	2,854,670
Qualys, Inc.(b)	11,673	1,590,797
SecureWorks Corp., Class A(b)	91,929	1,014,896
Zscaler, Inc.(b)	5,177	1,049,585

		11,740,674

Technology Hardware, Storage & Peripherals-5.15%
Apple, Inc	14,718	2,320,293

Total Common Stocks & Other Equity Interests (Cost $46,898,912)		45,047,766

Money Market Funds-0.09%
Invesco Government & Agency Portfolio, Institutional Class, 0.35%(d)(e) (Cost $41,355)	41,355	41,355

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.02% (Cost $46,940,267)		45,089,121

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-10.62%
Invesco Private Government Fund, 0.40%(d)(e)(f) .	1,436,610	1,436,610
Invesco Private Prime Fund, 0.35%(d)(e)(f)	3,350,983	3,350,983

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $4,787,593)		4,787,593

TOTAL INVESTMENTS IN SECURITIES-110.64% (Cost $51,727,860)		49,876,714
OTHER ASSETS LESS LIABILITIES-(10.64)%		(4,794,847)

NET ASSETS-100.00%		$45,081,867

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2022.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2022.

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$131,683	$1,208,721	$(1,299,049)	$-	$-	$41,355	$29

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Invesco Dynamic Networking ETF (PXQ)–(continued)

April 30, 2022

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2022	Dividend Income

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	$3,007,918	$23,342,957	$(24,914,265)	$-	$-	$1,436,610	$895	*

Invesco Private Prime Fund	4,511,877	47,209,352	(48,369,864)	-	(382)	3,350,983	3,461	*

Total	$7,651,478	$71,761,030	$(74,583,178)	$-	$(382)	$4,828,948	$4,385

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Invesco Dynamic Oil & Gas Services ETF (PXJ)

April 30, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.66%
Oil & Gas Drilling-20.96%
Helmerich & Payne, Inc.(b)	105,091	$4,837,339
Noble Corp.(c)	81,913	2,615,482
Patterson-UTI Energy, Inc.	266,589	4,382,723
Transocean Ltd.(b)(c)	639,843	2,405,810

		14,241,354

Oil & Gas Equipment & Services-71.09%
Archrock, Inc.	257,318	2,241,240
Baker Hughes Co., Class A	122,069	3,786,580
Cactus, Inc., Class A(b)	44,102	2,202,013
ChampionX Corp.	166,586	3,514,964
Core Laboratories N.V.(b)	81,387	2,116,062
Expro Group Holdings N.V.(b)(c)	144,042	2,200,962
Halliburton Co.	110,156	3,923,757
Liberty Energy, Inc., Class A(b)(c)	186,640	3,012,370
NexTier Oilfield Solutions, Inc.(b)(c)	291,004	3,209,774
NOV, Inc.	199,460	3,616,210
Oceaneering International, Inc.(c)	144,546	1,637,706
ProPetro Holding Corp.(b)(c)	177,511	2,510,005
RPC, Inc.(b)(c)	266,572	2,756,354
Schlumberger N.V.	87,909	3,429,330
TechnipFMC PLC (United Kingdom)(b)(c)	538,342	3,725,327
USA Compression Partners L.P.	124,222	2,201,214
Weatherford International PLC(c)	68,817	2,221,413

		48,305,281

Oil & Gas Storage & Transportation-7.61%
Frontline Ltd. (Norway)(b)(c)	250,995	2,090,788
Golar LNG Ltd. (Cameroon)(c)	137,863	3,077,102

		5,167,890

Total Common Stocks & Other Equity Interests (Cost $65,473,918)		67,714,525

	Shares	Value
Money Market Funds-0.19%
Invesco Government & Agency Portfolio, Institutional Class, 0.35%(d)(e) (Cost $126,244)	126,244	$126,244

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.85% (Cost $65,600,162)		67,840,769

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-26.19%
Invesco Private Government Fund, 0.40%(d)(e)(f)	5,339,810	5,339,810
Invesco Private Prime Fund, 0.35%(d)(e)(f)	12,457,065	12,457,065

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $17,796,674)		17,796,875

TOTAL INVESTMENTS IN SECURITIES-126.04% (Cost $83,396,836)		85,637,644
OTHER ASSETS LESS LIABILITIES-(26.04)%		(17,691,178)

NET ASSETS-100.00%		$67,946,466

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2022.
(c)	Non-income producing security.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2022.

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$105,292	$11,472,328	$(11,451,376)	$-	$-	$126,244	$76

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Invesco Dynamic Oil & Gas Services ETF (PXJ)–(continued)

April 30, 2022

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2022	Dividend Income

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	$4,682,156	$31,354,674	$(30,697,020)	$-	$-	$5,339,810	$1,970	*

Invesco Private Prime Fund	7,023,233	62,850,560	(57,416,332)	201	(597)	12,457,065	6,298	*

Total	$11,810,681	$105,677,562	$(99,564,728)	$201	$(597)	$17,923,119	$8,344

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Invesco Dynamic Pharmaceuticals ETF (PJP)

April 30, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.99%
Biotechnology-39.83%
AbbVie, Inc.	117,208	$17,215,511
Amgen, Inc.(b)	77,055	17,968,456
Biogen, Inc.(c)	47,215	9,794,280
Emergent BioSolutions, Inc.(b)(c)	234,579	7,595,668
Enanta Pharmaceuticals, Inc.(c)	151,820	9,777,208
Gilead Sciences, Inc.	279,778	16,602,027
Horizon Therapeutics PLC(c)	106,794	10,525,617
Ligand Pharmaceuticals, Inc.(b)(c)	100,662	9,347,473
Regeneron Pharmaceuticals, Inc.(c)	16,431	10,829,836
Travere Therapeutics, Inc.(b)(c)	354,555	8,909,967
United Therapeutics Corp.(c)	51,149	9,082,016

		127,648,059

Health Care Equipment-5.14%
Abbott Laboratories	145,185	16,478,497

Pharmaceuticals-55.02%
Amphastar Pharmaceuticals, Inc.(b)(c)	379,552	13,462,710
Bausch Health Cos., Inc.(c)	419,580	7,976,216
Corcept Therapeutics, Inc.(c)	439,889	9,462,012
Eli Lilly and Co.	71,346	20,842,307
Innoviva, Inc.(b)(c)	516,222	8,806,747
Jazz Pharmaceuticals PLC(b)(c)	73,125	11,716,088
Johnson & Johnson	105,876	19,106,383
Merck & Co., Inc.	224,633	19,922,701
Pacira BioSciences, Inc.(b)(c)	157,970	11,779,823
Perrigo Co. PLC	272,823	9,357,829
Pfizer, Inc.	358,948	17,613,578
Prestige Consumer Healthcare, Inc.(c)	168,532	9,211,959
Supernus Pharmaceuticals, Inc.(b)(c)	307,649	8,583,407
Taro Pharmaceutical Industries Ltd.(b)(c)	216,200	8,485,850

		176,327,610

Total Common Stocks & Other Equity Interests (Cost $301,185,260)		320,454,166

	Shares	Value
Money Market Funds-0.04%
Invesco Government & Agency Portfolio, Institutional Class, 0.35%(d)(e) (Cost $137,871)	137,871	$137,871

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.03% (Cost $301,323,131)		320,592,037

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-19.01%
Invesco Private Government Fund, 0.40%(d)(e)(f)	18,280,630	18,280,630
Invesco Private Prime Fund, 0.35%(d)(e)(f)	42,636,270	42,636,270

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $60,916,627)		60,916,900

TOTAL INVESTMENTS IN SECURITIES-119.04% (Cost $362,239,758)		381,508,937
OTHER ASSETS LESS LIABILITIES-(19.04)%		(61,026,587)

NET ASSETS-100.00%		$320,482,350

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2022.
(c)	Non-income producing security.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2022.

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$11,567,269	$(11,429,398)	$-	$-	$137,871	$153

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Invesco Dynamic Pharmaceuticals ETF (PJP)–(continued)

April 30, 2022

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2022	Dividend Income

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	$1,171,074	$110,173,917	$(93,064,361)	$-	$-	$18,280,630	$7,642	*

Invesco Private Prime Fund	1,756,610	228,588,537	(187,698,817)	273	(10,333)	42,636,270	27,313	*

Total	$2,927,684	$350,329,723	$(292,192,576)	$273	$(10,333)	$61,054,771	$35,108

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Invesco Dynamic Semiconductors ETF (PSI)

April 30, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.06%
Electronic Manufacturing Services-2.80%
TE Connectivity Ltd. (Switzerland)	132,571	$16,542,209

Semiconductor Equipment-29.63%
Amkor Technology, Inc.	820,411	15,431,931
Applied Materials, Inc.	262,457	28,962,130
Axcelis Technologies, Inc.(b)	285,087	15,522,987
Camtek Ltd. (Israel)(b)(c)	555,968	16,512,250
Entegris, Inc.	147,016	16,376,112
KLA Corp.	52,422	16,736,248
Kulicke & Soffa Industries, Inc. (Singapore)(c)	365,801	16,976,824
Nova Ltd. (Israel)(b)	165,519	16,321,829
Onto Innovation, Inc.(b)(c)	220,810	15,708,423
Veeco Instruments, Inc.(b)(c)	713,087	16,343,954

		174,892,688

Semiconductors-64.82%
Advanced Micro Devices, Inc.(b)	295,629	25,282,192
Allegro MicroSystems, Inc. (Japan)(b)(c)	682,070	16,581,122
Alpha & Omega Semiconductor Ltd.(b)(c)	371,703	15,946,059
Analog Devices, Inc.	212,491	32,804,361
Broadcom, Inc.	59,188	32,813,235
Diodes, Inc.(b)	214,035	15,630,976
Lattice Semiconductor Corp.(b)	314,250	15,096,570
MACOM Technology Solutions Holdings, Inc.(b)	320,244	16,316,432
MaxLinear, Inc.(b)	309,112	14,797,191
Micron Technology, Inc.(c)	377,471	25,739,747
NVIDIA Corp.	146,149	27,106,255
NXP Semiconductors N.V. (China)	99,610	17,023,349
ON Semiconductor Corp.(b)	319,088	16,627,676
Power Integrations, Inc.	212,491	16,999,280
QUALCOMM, Inc.	206,070	28,785,918
SiTime Corp.(b)(c)	102,365	17,255,668
Synaptics, Inc.(b)	86,965	12,909,085
Texas Instruments, Inc.	205,088	34,916,232

		382,631,348

	Shares	Value
Specialty Chemicals-2.81%
Atotech Ltd. (China)(b)	779,264	$16,598,323

Total Common Stocks & Other Equity Interests (Cost $682,477,296)		590,664,568

Money Market Funds-0.02%
Invesco Government & Agency Portfolio, Institutional Class, 0.35%(d)(e) (Cost $114,354)	114,354	114,354

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.08% (Cost $682,591,650)		590,778,922

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-6.51%
Invesco Private Government Fund, 0.40%(d)(e)(f)	11,548,793	11,548,793
Invesco Private Prime Fund, 0.35%(d)(e)(f)	26,909,169	26,909,169

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $38,456,702)		38,457,962

TOTAL INVESTMENTS IN SECURITIES-106.59% (Cost $721,048,352)		629,236,884
OTHER ASSETS LESS LIABILITIES-(6.59)%		(38,927,190)

NET ASSETS-100.00%		$590,309,694

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2022.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2022.

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$452,681	$17,710,033	$(18,048,360)	$-	$-	$114,354	$217

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

Invesco Dynamic Semiconductors ETF (PSI)–(continued)

April 30, 2022

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2022	Dividend Income

Investments Purchased with Cash
Collateral from Securities on Loan:

Invesco Private Government Fund	$13,444,543	$180,249,466	$(182,145,216)	$-	$-	$11,548,793	$11,440	*

Invesco Private Prime Fund	20,166,814	365,068,783	(358,312,284)	1,260	(15,404)	26,909,169	38,922	*

Total	$34,064,038	$563,028,282	$(558,505,860)	$1,260	$(15,404)	$38,572,316	$50,579

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Invesco Dynamic Software ETF (PSJ)

April 30, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.03%
Advertising-2.61%
PubMatic, Inc., Class A(b)	278,327	$6,281,840

Application Software-36.69%
Aspen Technology, Inc.(b)	49,686	7,877,218
Box, Inc., Class A(b)	284,294	8,705,082
Cadence Design Systems, Inc.(b)	97,028	14,636,674
Datadog, Inc., Class A(b)	82,536	9,968,698
Fair Isaac Corp.(b)	14,746	5,507,779
Manhattan Associates, Inc.(b)	56,500	7,376,075
Mimecast Ltd.(b)	90,192	7,186,499
Paylocity Holding Corp.(b)	36,445	6,911,065
SPS Commerce, Inc.(b)	58,294	6,973,711
Synopsys, Inc.(b)	45,320	12,997,323

		88,140,124

Communications Equipment-2.99%
NetScout Systems, Inc.(b)	233,159	7,181,297

Data Processing & Outsourced Services-13.58%
Concentrix Corp.	36,793	5,794,162
CSG Systems International, Inc.	120,063	7,380,272
Jack Henry & Associates, Inc.	42,250	8,009,755
SS&C Technologies Holdings, Inc.	176,783	11,430,789

		32,614,978

Health Care Services-3.35%
Signify Health, Inc., Class A(b)(c)	583,186	8,047,967

Health Care Technology-10.68%
Cerner Corp.	142,859	13,377,317
Doximity, Inc., Class A(b)(c)	127,803	5,095,505
NextGen Healthcare, Inc.(b)	380,826	7,178,570

		25,651,392

Interactive Home Entertainment-14.36%
Activision Blizzard, Inc.	161,498	12,209,249
Playtika Holding Corp.(b)(c)	407,499	7,163,832
ROBLOX Corp., Class A(b)(c)	272,115	8,340,325
Zynga, Inc., Class A(b)	821,549	6,794,210

		34,507,616

	Shares	Value
Interactive Media & Services-2.91%
Bumble, Inc., Class A(b)(c)	291,831	$7,001,026

Movies & Entertainment-2.27%
Roku, Inc., Class A(b)(c)	58,672	5,450,629

Systems Software-10.59%
Microsoft Corp.	45,592	12,652,692
NortonLifeLock, Inc.	263,274	6,592,381
Teradata Corp.(b)(c)	149,734	6,191,501

		25,436,574

Total Common Stocks & Other Equity Interests (Cost $289,245,770)		240,313,443

Money Market Funds-0.01%
Invesco Government & Agency Portfolio, Institutional Class, 0.35%(d)(e) (Cost $10,951)	10,951	10,951

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.04% (Cost $289,256,721)		240,324,394

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-15.89%
Invesco Private Government Fund, 0.40%(d)(e)(f)	11,459,301	11,459,301
Invesco Private Prime Fund, 0.35%(d)(e)(f)	26,722,975	26,722,975

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $38,180,967)		38,182,276

TOTAL INVESTMENTS IN SECURITIES-115.93% (Cost $327,437,688)		278,506,670
OTHER ASSETS LESS LIABILITIES-(15.93)%		(38,268,481)

NET ASSETS-100.00%		$240,238,189

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2022.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2022.

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$17,939,917	$32,452,195	$(50,381,161)	$-	$-	$10,951	$203

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

Invesco Dynamic Software ETF (PSJ)–(continued)

April 30, 2022

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2022	Dividend Income

Investments Purchased with Cash
Collateral from Securities on Loan:

Invesco Private Government Fund	$41,102,963	$218,169,151	$(247,812,813)	$-	$-	$11,459,301	$10,037	*

Invesco Private Prime Fund	61,654,445	473,449,001	(508,368,419)	1,308	(13,360)	26,722,975	63,254	*

Total	$120,697,325	$724,070,347	$(806,562,393)	$1,308	$(13,360)	$38,193,227	$73,494

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

(This Page Intentionally Left Blank)

49

Statements of Assets and Liabilities

April 30, 2022

	Invesco Dynamic Biotechnology & Genome ETF (PBE)	Invesco Dynamic Building & Construction ETF (PKB)	Invesco Dynamic Energy Exploration & Production ETF (PXE)	Invesco Dynamic Food & Beverage ETF (PBJ)
Assets:
Unaffiliated investments in securities, at value(a)	$208,275,290	$147,284,069	$264,035,606	$302,579,285
Affiliated investments in securities, at value	54,059,530	2,926,280	38,700,292	39,204,743
Cash	-	-	2,993	-
Receivable for:
Dividends	47	85,973	33,385	121,785
Securities lending	4,450	854	52,385	1,770
Investments sold	-	3,316,777	-	-
Investments sold - affiliated broker	-	-	-	-
Fund shares sold	-	-	-	7,984,267
Other assets	-	-	-	-

Total assets	262,339,317	153,613,953	302,824,661	349,891,850

Liabilities:
Due to custodian	-	-	-	-
Payable for:
Investments purchased	-	-	-	7,976,099
Collateral upon return of securities loaned	53,920,110	2,783,728	38,357,077	38,839,892
Fund shares repurchased	-	3,310,537	-	-
Expenses recaptured	-	-	17,367	13,797
Accrued advisory fees	93,651	65,384	110,338	95,300
Accrued trustees’ and officer’s fees	88,726	61,450	62,686	72,919
Accrued expenses	46,096	71,030	58,950	41,105
Accrued tax expenses	-	-	2,016	-

Total liabilities	54,148,583	6,292,129	38,608,434	47,039,112

Net Assets	$208,190,734	$147,321,824	$264,216,227	$302,852,738

Net assets consist of:
Shares of beneficial interest	$505,227,317	$256,987,010	$323,758,170	$373,958,941
Distributable earnings (loss)	(297,036,583)	(109,665,186)	(59,541,943)	(71,106,203)

Net Assets	$208,190,734	$147,321,824	$264,216,227	$302,852,738

Shares outstanding (unlimited amount authorized, $0.01 par value)	3,700,000	3,560,000	9,490,000	6,490,000
Net asset value	$56.27	$41.38	$27.84	$46.66

Market price	$56.24	$41.38	$27.79	$46.70

Unaffiliated investments in securities, at cost	$230,189,309	$161,980,631	$197,192,428	$286,752,231

Affiliated investments in securities, at cost	$54,058,197	$2,926,280	$38,697,788	$39,204,743

(a) Includes securities on loan with an aggregate value of:	$51,397,436	$2,668,281	$36,092,844	$37,244,267

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

Invesco Dynamic Leisure and Entertainment ETF (PEJ)	Invesco Dynamic Media ETF (PBS)	Invesco Dynamic Networking ETF (PXQ)	Invesco Dynamic Oil & Gas Services ETF (PXJ)	Invesco Dynamic Pharmaceuticals ETF (PJP)	Invesco Dynamic Semiconductors ETF (PSI)	Invesco Dynamic Software ETF (PSJ)

$1,309,651,196	$38,470,238	$45,047,766	$67,714,525	$320,454,166	$590,664,568	$240,313,443
153,783,671	6,237,186	4,828,948	17,923,119	61,054,771	38,572,316	38,193,227
-	-	-	-	-	-	-

-	4,384	9	30	233,544	52	86,052
31,839	5,016	102,190	2,398	4,175	5,664	3,334
-	56,433	-	65,216	-	3,407,944	-
-	-	-	178,580	-	-	-
3,030,445	-	-	-	-	-	-
713	-	2,410	-	-	-	-

1,466,497,864	44,773,257	49,981,323	85,883,868	381,746,656	632,650,544	278,596,056

608,634	-	-	-	-	-	-

3,028,908	-	-	-	-	-	-
112,633,820	6,151,317	4,787,593	17,796,674	60,916,627	38,456,702	38,180,967
-	56,433	-	-	-	3,405,646	-
-	-	-	1,450	-	-	-
570,073	16,016	19,080	29,346	140,260	270,322	107,442
64,128	64,703	54,889	73,859	136,453	60,734	63,507
170,585	34,895	37,894	36,073	70,966	147,446	5,951
-	-	-	-	-	-	-

117,076,148	6,323,364	4,899,456	17,937,402	61,264,306	42,340,850	38,357,867

$1,349,421,716	$38,449,893	$45,081,867	$67,946,466	$320,482,350	$590,309,694	$240,238,189

$1,804,779,233	$141,966,754	$93,708,487	$175,189,646	$736,739,481	$717,919,396	$423,104,322
(455,357,517)	(103,516,861)	(48,626,620)	(107,243,180)	(416,257,131)	(127,609,702)	(182,866,133)

$1,349,421,716	$38,449,893	$45,081,867	$67,946,466	$320,482,350	$590,309,694	$240,238,189

31,170,000	950,000	560,000	15,690,000	4,220,000	5,400,000	2,430,000
$43.29	$40.47	$80.50	$4.33	$75.94	$109.32	$98.86

$43.29	$40.43	$80.36	$4.33	$75.97	$109.31	$98.80

$1,442,159,834	$50,992,692	$46,898,912	$65,473,918	$301,185,260	$682,477,296	$289,245,770

$157,501,103	$6,237,154	$4,828,948	$17,922,918	$61,054,498	$38,571,056	$38,191,918

$106,465,967	$5,906,883	$4,513,900	$16,513,697	$58,510,436	$36,468,588	$35,708,680

51

Statements of Operations

For the year ended April 30, 2022

	Invesco Dynamic Biotechnology & Genome ETF (PBE)	Invesco Dynamic Building & Construction ETF (PKB)	Invesco Dynamic Energy Exploration & Production ETF (PXE)	Invesco Dynamic Food & Beverage ETF (PBJ)
Investment income:
Unaffiliated dividend income	$1,092,749	$2,260,256	$3,753,197	$1,683,742
Affiliated dividend income	100	202	167	130
Non-cash dividend income	-	-	318,815	-
Securities lending income	75,036	32,474	76,104	23,170
Foreign withholding tax	-	-	-	-

Total investment income	1,167,885	2,292,932	4,148,283	1,707,042

Expenses:
Advisory fees	1,352,934	1,338,923	681,416	605,543
Sub-licensing fees	81,175	80,334	40,884	36,332
Accounting & administration fees	29,794	23,808	13,466	17,000
Professional fees	26,961	27,098	26,578	25,775
Custodian & transfer agent fees	3,158	2,640	2,207	2,344
Trustees’ and officer’s fees	15,719	13,768	12,260	12,971
Recapture (Note 3)	-	-	61,292	38,525
Tax expenses	-	-	2,029	-
Other expenses	32,858	33,511	22,573	26,336

Total expenses	1,542,599	1,520,082	862,705	764,826

Less: Waivers	(11)	(11)	(1,973)	(1,857)

Net expenses	1,542,588	1,520,071	860,732	762,969

Net investment income (loss)	(374,703)	772,861	3,287,551	944,073

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(40,276,639)	(29,128,261)	(131,640)	(4,012,085)
Affiliated investment securities	(12,295)	401	(8,047)	(3,534)
In-kind redemptions	19,115,811	43,657,892	14,346,792	13,353,971

Net realized gain (loss)	(21,173,123)	14,530,032	14,207,105	9,338,352

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(53,264,767)	(67,504,990)	67,344,661	3,401,747
Affiliated investment securities	1,333	-	2,504	-

Change in net unrealized appreciation (depreciation)	(53,263,434)	(67,504,990)	67,347,165	3,401,747

Net realized and unrealized gain (loss)	(74,436,557)	(52,974,958)	81,554,270	12,740,099

Net increase (decrease) in net assets resulting from operations	$(74,811,260)	$(52,202,097)	$84,841,821	$13,684,172

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

Invesco Dynamic Leisure and Entertainment ETF (PEJ)	Invesco Dynamic Media ETF (PBS)	Invesco Dynamic Networking ETF (PXQ)	Invesco Dynamic Oil & Gas Services ETF (PXJ)	Invesco Dynamic Pharmaceuticals ETF (PJP)	Invesco Dynamic Semiconductors ETF (PSI)	Invesco Dynamic Software ETF (PSJ)

$11,466,843	$645,103	$611,608	$267,803	$5,729,136	$5,449,499	$4,263,777
639	59	29	76	153	217	203
-	-	-	-	-	-	-
1,708,539	28,637	767,805	10,699	57,537	505,231	172,963
-	-	-	(62)	-	(42,631)	-

13,176,021	673,799	1,379,442	278,516	5,786,826	5,912,316	4,436,943

7,140,402	450,050	225,836	185,340	1,952,881	3,623,191	2,201,529
428,416	27,002	13,550	11,120	117,171	217,387	132,089
53,983	15,702	15,696	12,857	35,714	60,577	52,982
34,736	26,805	25,488	26,295	27,662	29,305	28,675
6,232	2,502	2,010	2,268	3,855	3,272	5,644
25,687	12,443	11,247	12,521	19,993	17,405	16,156
-	20,166	-	1,451	-	-	-
-	-	-	-	-	-	-
97,396	25,102	18,964	22,406	36,896	41,649	42,760

7,786,852	579,772	312,791	274,258	2,194,172	3,992,786	2,479,835

(5,196)	(12,365)	(28,240)	(40,738)	(17)	(21)	(22)

7,781,656	567,407	284,551	233,520	2,194,155	3,992,765	2,479,813

5,394,365	106,392	1,094,891	44,996	3,592,671	1,919,551	1,957,130

(293,799,717)	(7,486,840)	(2,147,091)	(4,427,903)	(10,817,853)	(27,608,878)	(138,570,021)
(804,719)	(1,558)	(382)	(597)	(10,333)	(15,404)	(13,360)
413,474,536	14,470,726	7,102,319	412,800	40,969,228	146,371,015	56,582,004

118,870,100	6,982,328	4,954,846	(4,015,700)	30,141,042	118,746,733	(82,001,377)

(132,230,581)	(20,717,676)	(9,231,646)	11,505,685	(37,448,867)	(212,527,050)	(88,602,665)
(4,723,242)	32	-	201	273	1,260	1,308

(136,953,823)	(20,717,644)	(9,231,646)	11,505,886	(37,448,594)	(212,525,790)	(88,601,357)

(18,083,723)	(13,735,316)	(4,276,800)	7,490,186	(7,307,552)	(93,779,057)	(170,602,734)

$(12,689,358)	$(13,628,924)	$(3,181,909)	$7,535,182	$(3,714,881)	$(91,859,506)	$(168,645,604)

53

Statements of Changes in Net Assets

For the years ended April 30, 2022 and 2021

	Invesco Dynamic Biotechnology & Genome ETF (PBE)		Invesco Dynamic Building & Construction ETF (PKB)

	2022	2021	2022	2021
Operations:
Net investment income (loss)	$(374,703)	$(761,244)	$772,861	$392,227
Net realized gain (loss)	(21,173,123)	67,179,974	14,530,032	32,425,536
Change in net unrealized appreciation (depreciation)	(53,263,434)	19,983,176	(67,504,990)	66,926,455

Net increase (decrease) in net assets resulting from operations	(74,811,260)	86,401,906	(52,202,097)	99,744,218

Distributions to Shareholders from:
Distributable earnings	-	-	(775,962)	(433,800)

Shareholder Transactions:
Proceeds from shares sold	75,848,619	249,457,084	262,827,248	288,004,286
Value of shares repurchased	(80,679,558)	(268,637,283)	(342,320,529)	(177,274,953)

Net increase (decrease) in net assets resulting from share transactions	(4,830,939)	(19,180,199)	(79,493,281)	110,729,333

Net increase (decrease) in net assets	(79,642,199)	67,221,707	(132,471,340)	210,039,751

Net assets:
Beginning of year	287,832,933	220,611,226	279,793,164	69,753,413

End of year	$208,190,734	$287,832,933	$147,321,824	$279,793,164

Changes in Shares Outstanding:
Shares sold	1,050,000	3,900,000	5,050,000	7,060,000
Shares repurchased	(1,170,000)	(4,230,000)	(6,930,000)	(4,320,000)
Shares outstanding, beginning of year	3,820,000	4,150,000	5,440,000	2,700,000

Shares outstanding, end of year	3,700,000	3,820,000	3,560,000	5,440,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

Invesco Dynamic Energy Exploration & Production ETF (PXE)		Invesco Dynamic Food & Beverage ETF (PBJ)		Invesco Dynamic Leisure and Entertainment ETF (PEJ)		Invesco Dynamic Media ETF (PBS)

2022	2021	2022	2021	2022	2021	2022	2021

$3,287,551	$317,580	$944,073	$970,097	$5,394,365	$5,114,517	$106,392	$475,547
14,207,105	(2,089,734)	9,338,352	7,662,630	118,870,100	187,824,254	6,982,328	14,734,003
67,347,165	7,722,823	3,401,747	13,690,303	(136,953,823)	8,487,025	(20,717,644)	10,739,630

84,841,821	5,950,669	13,684,172	22,323,030	(12,689,358)	201,425,796	(13,628,924)	25,949,180

(2,912,994)	(792,552)	(1,060,636)	(944,117)	(5,931,416)	(5,848,193)	(290,662)	(314,727)

182,255,982	67,146,279	295,475,317	66,742,608	1,001,348,301	2,258,717,893	81,740,045	78,466,053
(59,561,855)	(29,403,787)	(88,981,438)	(68,132,059)	(1,420,572,743)	(802,618,106)	(112,055,816)	(52,082,996)

122,694,127	37,742,492	206,493,879	(1,389,451)	(419,224,442)	1,456,099,787	(30,315,771)	26,383,057

204,622,954	42,900,609	219,117,415	19,989,462	(437,845,216)	1,651,677,390	(44,235,357)	52,017,510

59,593,273	16,692,664	83,735,323	63,745,861	1,787,266,932	135,589,542	82,685,250	30,667,740

$264,216,227	$59,593,273	$302,852,738	$83,735,323	$1,349,421,716	$1,787,266,932	$38,449,893	$82,685,250

8,470,000	4,820,000	6,510,000	1,870,000	20,770,000	53,600,000	1,560,000	1,570,000
(2,930,000)	(2,520,000)	(2,050,000)	(1,940,000)	(28,450,000)	(19,700,000)	(2,200,000)	(1,080,000)
3,950,000	1,650,000	2,030,000	2,100,000	38,850,000	4,950,000	1,590,000	1,100,000

9,490,000	3,950,000	6,490,000	2,030,000	31,170,000	38,850,000	950,000	1,590,000

55

Statements of Changes in Net Assets–(continued)

For the years ended April 30, 2022 and 2021

	Invesco Dynamic Networking ETF (PXQ)		Invesco Dynamic Oil & Gas Services ETF (PXJ)

	2022	2021	2022	2021
Operations:
Net investment income (loss)	$1,094,891	$57,325	$44,996	$348,603
Net realized gain (loss)	4,954,846	15,522,503	(4,015,700)	(5,447,439)
Change in net unrealized appreciation (depreciation)	(9,231,646)	4,796,766	11,505,886	(1,639,162)

Net increase (decrease) in net assets resulting from operations	(3,181,909)	20,376,594	7,535,182	(6,737,998)

Distributions to Shareholders from:
Distributable earnings	(519,279)	(100,661)	(138,481)	(1,344,733)

Shareholder Transactions:
Proceeds from shares sold	43,601,425	40,969,788	47,048,626	70,697,978
Value of shares repurchased	(36,666,587)	(65,467,082)	(42,416,400)	(12,668,363)

Net increase (decrease) in net assets resulting from share transactions	6,934,838	(24,497,294)	4,632,226	58,029,615

Net increase (decrease) in net assets	3,233,650	(4,221,361)	12,028,927	49,946,884

Net assets:
Beginning of year	41,848,217	46,069,578	55,917,539	5,970,655

End of year	$45,081,867	$41,848,217	$67,946,466	$55,917,539

Changes in Shares Outstanding:
Shares sold	470,000	540,000	10,540,000	18,710,000
Shares repurchased	(400,000)	(850,000)	(12,000,000)	(4,060,000)
Shares outstanding, beginning of year	490,000	800,000	17,150,000	2,500,000

Shares outstanding, end of year	560,000	490,000	15,690,000	17,150,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

Invesco Dynamic Pharmaceuticals ETF (PJP)		Invesco Dynamic Semiconductors ETF (PSI)		Invesco Dynamic Software ETF (PSJ)

2022	2021	2022	2021	2022	2021

$3,592,671	$2,662,229	$1,919,551	$734,431	$1,957,130	$(1,751,609)
30,141,042	54,774,786	118,746,733	115,320,887	(82,001,377)	245,206,146
(37,448,594)	23,350,012	(212,525,790)	90,186,258	(88,601,357)	22,821,313

(3,714,881)	80,787,027	(91,859,506)	206,241,576	(168,645,604)	266,275,850

(3,500,523)	(2,788,878)	(1,713,558)	(708,334)	(23,142,175)	-

113,139,478	93,067,327	644,996,347	468,344,805	188,174,802	705,257,723
(143,944,893)	(169,059,725)	(594,389,766)	(269,548,269)	(378,234,226)	(749,787,527)

(30,805,415)	(75,992,398)	50,606,581	198,796,536	(190,059,424)	(44,529,804)

(38,020,819)	2,005,751	(42,966,483)	404,329,778	(381,847,203)	221,746,046

358,503,169	356,497,418	633,276,177	228,946,399	622,085,392	400,339,346

$320,482,350	$358,503,169	$590,309,694	$633,276,177	$240,238,189	$622,085,392

1,430,000	1,300,000	4,740,000	4,360,000	1,220,000	5,060,000
(1,800,000)	(2,410,000)	(4,570,000)	(2,730,000)	(2,600,000)	(5,300,000)
4,590,000	5,700,000	5,230,000	3,600,000	3,810,000	4,050,000

4,220,000	4,590,000	5,400,000	5,230,000	2,430,000	3,810,000

57

Financial Highlights

Invesco Dynamic Biotechnology & Genome ETF (PBE)

	Years Ended April 30,
	2022	2021	2020	2019		2018
Per Share Operating Performance:
Net asset value at beginning of year	$75.35	$53.16	$52.22	$48.02		$43.11

Net investment income (loss)(a)	(0.10)	(0.19)	0.00 (b)	(0.16)		0.00 (b)
Net realized and unrealized gain (loss) on investments	(18.98)	22.38	0.97	4.36		5.13

Total from investment operations	(19.08)	22.19	0.97	4.20		5.13

Distributions to shareholders from:
Net investment income	-	-	(0.03)	(0.00	)(c)	(0.22)

Net asset value at end of year	$56.27	$75.35	$53.16	$52.22		$48.02

Market price at end of year(d)	$56.24	$75.31	$53.27	$52.22		$48.08

Net Asset Value Total Return(e)	(25.32)%	41.74%	1.87%	8.75%		11.94%
Market Price Total Return(e)	(25.32)%	41.37%	2.08%	8.62%		12.04%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$208,191	$287,833	$220,611	$248,027		$232,910
Ratio to average net assets of:
Expenses	0.57%	0.59%	0.58%	0.57%		0.59%
Net investment income (loss)	(0.14)%	(0.30)%	0.01%	(0.29)%		0.01%
Portfolio turnover rate(f)	121%	151%	252%	117%		141%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	Amount represents less than $(0.005).
(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco Dynamic Building & Construction ETF (PKB)

	Years Ended April 30,
	2022	2021	2020	2019	2018
Per Share Operating Performance:
Net asset value at beginning of year	$51.43	$25.83	$30.04	$30.33	$29.58

Net investment income(a)	0.14	0.10	0.12	0.13	0.08
Net realized and unrealized gain (loss) on investments	(10.05)	25.62	(4.19)	(0.29)	0.73

Total from investment operations	(9.91)	25.72	(4.07)	(0.16)	0.81

Distributions to shareholders from:
Net investment income	(0.14)	(0.12)	(0.14)	(0.13)	(0.06)

Net asset value at end of year	$41.38	$51.43	$25.83	$30.04	$30.33

Market price at end of year(b)	$41.38	$51.48	$25.89	$30.05	$30.34

Net Asset Value Total Return(c)	(19.31)%	99.81%	(13.59)%	(0.47)%	2.73%
Market Price Total Return(c)	(19.39)%	99.54%	(13.42)%	(0.47)%	2.70%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$147,322	$279,793	$69,753	$118,639	$280,510
Ratio to average net assets of:
Expenses	0.57%	0.60%	0.59%	0.60%	0.58%
Net investment income	0.29%	0.25%	0.38%	0.44%	0.24%
Portfolio turnover rate(d)	151%	136%	139%	148%	143%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

Financial Highlights–(continued)

Invesco Dynamic Energy Exploration & Production ETF (PXE)

	Years Ended April 30,
	2022	2021	2020		2019	2018
Per Share Operating Performance:
Net asset value at beginning of year	$15.09	$10.12	$19.55		$24.06	$20.28

Net investment income(a)	0.51	0.15	0.26		0.20	0.28
Net realized and unrealized gain (loss) on investments	12.68	5.22	(9.41)		(4.48)	3.89

Total from investment operations	13.19	5.37	(9.15)		(4.28)	4.17

Distributions to shareholders from:
Net investment income	(0.44)	(0.40)	(0.28)		(0.23)	(0.39)

Net asset value at end of year	$27.84	$15.09	$10.12		$19.55	$24.06

Market price at end of year(b)	$27.79	$15.12	$10.11		$19.57	$24.12

Net Asset Value Total Return(c)	88.75%	55.47%	(47.06)%		(17.84)%	21.00%
Market Price Total Return(c)	88.04%	55.94%	(47.17)%		(17.96)%	21.31%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$264,216	$59,593	$16,693		$40,078	$49,324
Ratio to average net assets of:
Expenses, after Waivers	0.63%	0.63%	0.65	%(d)	0.63%	0.65%
Expenses, prior to Waivers	0.63%	0.95%	0.86	%(d)	0.64%	0.77%
Net investment income	2.41%	1.30%	1.80	%(d)	0.82%	1.37%
Portfolio turnover rate(e)	63%	73%	126%		110%	87%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.02%.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco Dynamic Food & Beverage ETF (PBJ)

	Years Ended April 30,
	2022	2021	2020		2019	2018
Per Share Operating Performance:
Net asset value at beginning of year	$41.25	$30.36	$34.21		$32.81	$33.75

Net investment income(a)	0.34	0.47	0.41		0.34	0.41
Net realized and unrealized gain (loss) on investments	5.46	10.87	(3.81)		1.39	(0.99)

Total from investment operations	5.80	11.34	(3.40)		1.73	(0.58)

Distributions to shareholders from:
Net investment income	(0.39)	(0.45)	(0.45)		(0.33)	(0.36)

Net asset value at end of year	$46.66	$41.25	$30.36		$34.21	$32.81

Market price at end of year(b)	$46.70	$41.27	$30.38		$34.19	$32.76

Net Asset Value Total Return(c)	14.14%	37.65%	(10.00)%		5.37%	(1.70)%
Market Price Total Return(c)	14.18%	37.63%	(9.90)%		5.47%	(1.82)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$302,853	$83,735	$63,746		$71,831	$78,732
Ratio to average net assets of:
Expenses, after Waivers	0.63%	0.63%	0.64	%(d)	0.63%	0.63%
Expenses, prior to Waivers	0.63%	0.68%	0.64	%(d)	0.65%	0.65%
Net investment income	0.78%	1.35%	1.23	%(d)	1.05%	1.25%
Portfolio turnover rate(e)	98%	116%	136%		122%	147%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

59

Financial Highlights–(continued)

Invesco Dynamic Leisure and Entertainment ETF (PEJ)

	Years Ended April 30,
	2022	2021		2020		2019	2018
Per Share Operating Performance:
Net asset value at beginning of year	$46.00	$27.39		$44.80		$44.89	$42.00

Net investment income(a)	0.18	0.31	(b)	0.18		0.19	0.41
Net realized and unrealized gain (loss) on investments	(2.68)	18.62		(17.35)		(0.05)	2.86

Total from investment operations	(2.50)	18.93		(17.17)		0.14	3.27

Distributions to shareholders from:
Net investment income	(0.21)	(0.32)		(0.24)		(0.23)	(0.38)

Net asset value at end of year	$43.29	$46.00		$27.39		$44.80	$44.89

Market price at end of year(c)	$43.29	$45.93		$27.48		$44.78	$44.96

Net Asset Value Total Return(d)	(5.47)%	69.34%		(38.42)%		0.33%	7.84%
Market Price Total Return(d)	(5.32)%	68.53%		(38.19)%		0.12%	8.01%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,349,422	$1,787,267		$135,590		$67,201	$116,724
Ratio to average net assets of:
Expenses, after Waivers	0.54%	0.55%		0.64	%(e)	0.63%	0.63%
Expenses, prior to Waivers	0.55%	0.55%		0.70	%(e)	0.63%	0.65%
Net investment income	0.38%	0.76	%(b)	0.47	%(e)	0.42%	0.97%
Portfolio turnover rate(f)	153%	126%		163%		207%	177%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.01 and 0.02%, respectively.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

60

Financial Highlights–(continued)

Invesco Dynamic Media ETF (PBS)

	Years Ended April 30,
	2022	2021		2020		2019	2018
Per Share Operating Performance:
Net asset value at beginning of year	$52.00	$27.88		$34.65		$29.14	$27.97

Net investment income(a)	0.06	0.40	(b)	0.12		0.16	0.15
Net realized and unrealized gain (loss) on investments	(11.42)	23.96		(6.75)		5.58	1.14

Total from investment operations	(11.36)	24.36		(6.63)		5.74	1.29

Distributions to shareholders from:
Net investment income	(0.17)	(0.24)		(0.14)		(0.23)	(0.12)

Net asset value at end of year	$40.47	$52.00		$27.88		$34.65	$29.14

Market price at end of year(c)	$40.43	$51.96		$27.85		$34.65	$29.16

Net Asset Value Total Return(d)	(21.90)%	87.47%		(19.20)%		19.81%	4.64%
Market Price Total Return(d)	(21.92)%	87.53%		(19.28)%		19.73%	4.67%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$38,450	$82,685		$30,668		$88,348	$48,080
Ratio to average net assets of:
Expenses, after Waivers	0.63%	0.63%		0.64	%(e)	0.63%	0.63%
Expenses, prior to Waivers	0.64%	0.72%		0.67	%(e)	0.67%	0.68%
Net investment income	0.12%	0.94	%(b)	0.36	%(e)	0.49%	0.53%
Portfolio turnover rate(f)	99%	99%		146%		103%	150%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.04 and 0.08%, respectively.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

61

Financial Highlights–(continued)

Invesco Dynamic Networking ETF (PXQ)

	Years Ended April 30,
	2022		2021	2020		2019	2018
Per Share Operating Performance:
Net asset value at beginning of year	$85.40		$57.59	$63.16		$50.08	$43.58

Net investment income(a)	2.23	(b)	0.08	0.10		0.66	0.18
Net realized and unrealized gain (loss) on investments	(6.10)		27.86	(5.51)		13.13	6.62

Total from investment operations	(3.87)		27.94	(5.41)		13.79	6.80

Distributions to shareholders from:
Net investment income	(1.03)		(0.13)	(0.16)		(0.71)	(0.30)

Net asset value at end of year	$80.50		$85.40	$57.59		$63.16	$50.08

Market price at end of year(c)	$80.36		$85.46	$57.51		$63.14	$50.10

Net Asset Value Total Return(d)	(4.67)%		48.59%	(8.56)%		27.90%	15.70%
Market Price Total Return(d)	(4.91)%		48.90%	(8.66)%		27.81%	15.73%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$45,082		$41,848	$46,070		$101,051	$60,091
Ratio to average net assets of:
Expenses, after Waivers	0.63%		0.63%	0.64	%(e)	0.63%	0.63%
Expenses, prior to Waivers	0.69%		0.73%	0.65	%(e)	0.64%	0.83%
Net investment income	2.42	%(b)	0.11%	0.17	%(e)	1.21%	0.39%
Portfolio turnover rate(f)	109%		103%	99%		98%	79%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $1.47 and 1.60%, respectively.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

62

Financial Highlights–(continued)

Invesco Dynamic Oil & Gas Services ETF (PXJ)

	Years Ended April 30,
	2022	2021		2020		2019	2018
Per Share Operating Performance:
Net asset value at beginning of year	$3.26	$2.39		$6.87		$9.70	$10.70

Net investment income(a)	0.00	0.07	(b)	0.07		0.04	0.27	(c)
Net realized and unrealized gain (loss) on investments	1.09	0.94	(d)	(4.47)		(2.81)	(1.01)

Total from investment operations	1.09	1.01		(4.40)		(2.77)	(0.74)

Distributions to shareholders from:
Net investment income	(0.02)	(0.14)		(0.08)		(0.06)	(0.26)

Net asset value at end of year	$4.33	$3.26		$2.39		$6.87	$9.70

Market price at end of year(e)	$4.33	$3.27		$2.40		$6.87	$9.70

Net Asset Value Total Return(f)	33.40%	43.34%		(63.87)%		(28.69)%	(6.71)%
Market Price Total Return(f)	33.00%	43.19%		(63.72)%		(28.69)%	(6.72)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$67,946	$55,918		$5,971		$17,519	$37,827
Ratio to average net assets of:
Expenses, after Waivers	0.63%	0.63%		0.67	%(g)	0.63%	0.63%
Expenses, prior to Waivers	0.74%	1.17%		1.09	%(g)	0.83%	0.86%
Net investment income	0.12%	2.32	%(b)	1.51	%(g)	0.48%	2.90	%(c)
Portfolio turnover rate(h)	109%	63%		82%		81%	91%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.03 and 1.07%, respectively.

(c)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.06 and 0.61%, respectively.

(d)

Net realized and unrealized gain (loss) on investments per share may not correlate with the Fund’s net realized and unrealized gain (loss) due to timing of shareholder transactions in relation to the fluctuating market values of the Fund’s investments.

(e)	The mean between the last bid and ask prices.
(f)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(g)	Ratios include non-recurring costs associated with a proxy statement of 0.04%.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights–(continued)

Invesco Dynamic Pharmaceuticals ETF (PJP)

	Years Ended April 30,
	2022	2021	2020	2019	2018
Per Share Operating Performance:
Net asset value at beginning of year	$78.11	$62.54	$62.65	$61.49	$60.71

Net investment income(a)	0.73	0.53	0.55	0.69	0.43
Net realized and unrealized gain (loss) on investments	(2.19)	15.60	(0.08)	1.17	0.79

Total from investment operations	(1.46)	16.13	0.47	1.86	1.22

Distributions to shareholders from:
Net investment income	(0.71)	(0.56)	(0.58)	(0.70)	(0.44)

Net asset value at end of year	$75.94	$78.11	$62.54	$62.65	$61.49

Market price at end of year(b)	$75.97	$78.17	$62.49	$62.64	$61.53

Net Asset Value Total Return(c)	(1.91)%	25.91%	0.83%	3.02%	1.99%
Market Price Total Return(c)	(1.94)%	26.10%	0.77%	2.94%	2.05%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$320,482	$358,503	$356,497	$416,591	$525,754
Ratio to average net assets of:
Expenses	0.56%	0.58%	0.56%	0.56%	0.57%
Net investment income	0.92%	0.76%	0.92%	1.03%	0.68%
Portfolio turnover rate(d)	40%	48%	63%	81%	98%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco Dynamic Semiconductors ETF (PSI)

	Years Ended April 30,
	2022	2021	2020	2019	2018
Per Share Operating Performance:
Net asset value at beginning of year	$121.09	$63.60	$58.09	$48.91	$42.47

Net investment income(a)	0.35	0.19	0.29	0.38	0.14
Net realized and unrealized gain (loss) on investments	(11.81)	57.49	5.60	9.19	6.41

Total from investment operations	(11.46)	57.68	5.89	9.57	6.55

Distributions to shareholders from:
Net investment income	(0.31)	(0.19)	(0.38)	(0.39)	(0.11)

Net asset value at end of year	$109.32	$121.09	$63.60	$58.09	$48.91

Market price at end of year(b)	$109.31	$120.96	$63.71	$58.04	$48.94

Net Asset Value Total Return(c)	(9.50)%	90.85%	10.23%	19.71%	15.42%
Market Price Total Return(c)	(9.41)%	90.32%	10.51%	19.53%	15.38%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$590,310	$633,276	$228,946	$200,423	$315,455
Ratio to average net assets of:
Expenses	0.55%	0.56%	0.57%	0.58%	0.61%
Net investment income	0.26%	0.20%	0.49%	0.73%	0.29%
Portfolio turnover rate(d)	84%	95%	94%	98%	65%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights–(continued)

Invesco Dynamic Software ETF (PSJ)

	Years Ended April 30,

	2022		2021	2020	2019	2018
Per Share Operating Performance:
Net asset value at beginning of year	$163.28		$98.85	$96.10	$70.81	$53.44

Net investment income (loss)(a)	0.63	(b)	(0.43)	0.03	(0.22)	(0.27)
Net realized and unrealized gain (loss) on investments	(57.12)		64.86	2.83	25.51	17.64

Total from investment operations	(56.49)		64.43	2.86	25.29	17.37

Distributions to shareholders from:
Net investment income	(0.71)		-	(0.11)	-	-
Net realized gains	(7.22)		-	-	-	-

Total distributions	(7.93)		-	(0.11)	-	-

Net asset value at end of year	$98.86		$163.28	$98.85	$96.10	$70.81

Market price at end of year(c)	$98.80		$163.23	$98.80	$96.13	$70.90

Net Asset Value Total Return(d)	(35.58)%		65.17%	2.99%	35.71%	32.51%
Market Price Total Return(d)	(35.59)%		65.21%	2.91%	35.58%	32.80%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$240,238		$622,085	$400,339	$437,243	$155,784
Ratio to average net assets of:
Expenses	0.56%		0.56%	0.56%	0.58%	0.63%
Net investment income (loss)	0.44	%(b)	(0.31)%	0.03%	(0.27)%	(0.42)%
Portfolio turnover rate(e)	209%		176%	190%	157%	145%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $(0.36) and (0.26)%, respectively.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Notes to Financial Statements

Invesco Exchange-Traded Fund Trust

April 30, 2022

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust (the “Trust”) was organized as a Massachusetts business trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name

Invesco Dynamic Biotechnology & Genome ETF (PBE)	“Dynamic Biotechnology & Genome ETF”

Invesco Dynamic Building & Construction ETF (PKB)	“Dynamic Building & Construction ETF”

Invesco Dynamic Energy Exploration & Production ETF (PXE)	“Dynamic Energy Exploration & Production ETF”

Invesco Dynamic Food & Beverage ETF (PBJ)	“Dynamic Food & Beverage ETF”

Invesco Dynamic Leisure and Entertainment ETF (PEJ)	“Dynamic Leisure and Entertainment ETF”

Invesco Dynamic Media ETF (PBS)	“Dynamic Media ETF”

Invesco Dynamic Networking ETF (PXQ)	“Dynamic Networking ETF”

Invesco Dynamic Oil & Gas Services ETF (PXJ)	“Dynamic Oil & Gas Services ETF”

Invesco Dynamic Pharmaceuticals ETF (PJP)	“Dynamic Pharmaceuticals ETF”

Invesco Dynamic Semiconductors ETF (PSI)	“Dynamic Semiconductors ETF”

Invesco Dynamic Software ETF (PSJ)	“Dynamic Software ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index

Dynamic Biotechnology & Genome ETF	Dynamic Biotech & Genome Intellidex® Index

Dynamic Building & Construction ETF	Dynamic Building & Construction Intellidex® Index

Dynamic Energy Exploration & Production ETF	Dynamic Energy Exploration & Production Intellidex® Index

Dynamic Food & Beverage ETF	Dynamic Food & Beverage Intellidex® Index

Dynamic Leisure and Entertainment ETF	Dynamic Leisure & Entertainment Intellidex® Index

Dynamic Media ETF	Dynamic Media Intellidex® Index

Dynamic Networking ETF	Dynamic Networking Intellidex® Index

Dynamic Oil & Gas Services ETF	Dynamic Oil Services Intellidex® Index

Dynamic Pharmaceuticals ETF	Dynamic Pharmaceutical Intellidex® Index

Dynamic Semiconductors ETF	Dynamic Semiconductor Intellidex® Index

Dynamic Software ETF	Dynamic Software Intellidex® Index

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing

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price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter (“OTC”) market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts may be valued up to 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible debt securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, a Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest

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income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to a Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of a Fund’s NAV and, accordingly, they reduce a Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

C.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders - Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

E.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Each Fund is responsible for all of its expenses, including, but not limited to, the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees related to its respective Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”) or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees, and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).

Expenses of the Trust that are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

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To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

On September 14, 2021, the Board of Trustees appointed Invesco Advisers, Inc. (“Invesco”), an affiliate of the Adviser, to serve as an affiliated securities lending agent for each Fund participating in the securities lending program. The Bank of New York Mellon (“BNYM”) also continues to serve as a lending agent. Prior to September 14, 2021, BNYM served as the sole securities lending agent for each Fund under the securities lending program. To the extent a Fund utilizes Invesco as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the period September 14, 2021 through April 30, 2022, each Fund had affiliated securities lending transactions with Invesco. Fees paid to Invesco for securities lending agent services, which are included in Securities lending income on the Statements of Operations, were incurred by each Fund as listed below:

Amount

Dynamic Biotechnology & Genome ETF	$1,039

Dynamic Building & Construction ETF	1,481

Dynamic Energy Exploration & Production ETF	7,679

Dynamic Food & Beverage ETF	542

Dynamic Leisure and Entertainment ETF	26,266

Dynamic Media ETF	902

Dynamic Networking ETF	6,988

Dynamic Oil & Gas Services ETF	404

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Amount

Dynamic Pharmaceuticals ETF	1,207

Dynamic Semiconductors ETF	33,689

Dynamic Software ETF	1,796

J.	Other Risks

Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes or could experience extended market closures or trading halts, may increase this risk.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to each Fund’s NAV.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. Because each Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

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Portfolio Turnover Risk. Certain Funds may engage in frequent trading of their portfolio securities in connection with the rebalancing or adjustment of their respective Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for a Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to a Fund’s shareholders, a Fund will seek to utilize the in-kind creation and redemption mechanism to minimize the realization of capital gains to the extent possible.

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

COVID-19 Risk. The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Funds’ performance.

NOTE 3–Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services. Pursuant to the Investment Advisory Agreement, each Fund accrues daily and pays monthly to the Adviser an annual fee of 0.50% of the Fund’s average daily net assets.

The Trust also has entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) with the Adviser on behalf of each Fund, pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, acquired fund fees and expenses, if any, and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser)) of each Fund from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”), through at least August 31, 2024. Unless the Adviser continues the Expense Agreement, it will terminate on August 31, 2024. During its term, the Expense Agreement cannot be terminated or amended to increase the Expense Cap without approval of the Board of Trustees. The Adviser did not waive fees and/or pay Fund expenses during the period under this Expense Cap for Dynamic Biotechnology & Genome ETF, Dynamic Building & Construction ETF, Dynamic Leisure and Entertainment ETF, Dynamic Pharmaceuticals ETF, Dynamic Semiconductors ETF and Dynamic Software ETF.

Further, through at least August 31, 2024, the Adviser has contractually agreed to waive the management fee payable by each Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s investments in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser or (ii) the management fee available to be waived. These waivers do not apply to a Fund’s investment of cash collateral received for securities lending. There is no guarantee that the Adviser will extend the waiver of these fees past that date. This agreement is not subject to recapture by the Adviser.

For the fiscal year ended April 30, 2022, the Adviser waived fees and/or paid Fund expenses for each Fund in the following amounts:

Dynamic Biotechnology & Genome ETF	$11

Dynamic Building & Construction ETF	11

Dynamic Energy Exploration & Production ETF	1,973

Dynamic Food & Beverage ETF	1,857

Dynamic Leisure and Entertainment ETF	5,196

Dynamic Media ETF	12,365

Dynamic Networking ETF	28,240

Dynamic Oil & Gas Services ETF	40,738

Dynamic Pharmaceuticals ETF	17

Dynamic Semiconductors ETF	21

Dynamic Software ETF	22

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The fees waived and/or expenses borne by the Adviser pursuant to the Expense Cap are subject to recapture by the Adviser up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Funds if it would result in the Funds exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.

For the following Funds, the amounts available for potential future recapture by the Adviser under the Expense Agreement and the expiration schedule as of April 30, 2022 are as follows:

	Total Potential Recapture	Potential Recapture Amounts Expiring
	Amounts	4/30/23	4/30/24	4/30/25

Dynamic Energy Exploration & Production ETF	$80,916	$1,544	$77,421	$1,951

Dynamic Food & Beverage ETF	5,173	-	5,173	-

Dynamic Media ETF	71,951	14,211	45,381	12,359

Dynamic Networking ETF	85,267	8,945	48,084	28,238

Dynamic Oil & Gas Services ETF	168,284	47,836	81,170	39,278

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with ICE Data Indices, LLC (the “Licensor”). Each Underlying Index name trademark is owned by the Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are required to pay the sub-licensing fees that are shown on the Statements of Operations. The Funds are not sponsored, endorsed, sold or promoted by the Licensor, and the Licensor makes no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby BNYM, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

For the fiscal year ended April 30, 2022, the following Funds incurred brokerage commissions with Invesco Capital Markets, Inc. (“ICMI”), an affiliate of the Adviser and Distributor, for portfolio transactions executed on behalf of the Funds, as listed below:

Dynamic Biotechnology & Genome ETF	$22,481

Dynamic Building & Construction ETF	9,917

Dynamic Energy Exploration & Production ETF	26,420

Dynamic Food & Beverage ETF	15,666

Dynamic Leisure and Entertainment ETF	51,244

Dynamic Media ETF	13,051

Dynamic Networking ETF	7,229

Dynamic Oil & Gas Services ETF	20,068

Dynamic Pharmaceuticals ETF	10,280

Dynamic Semiconductors ETF	29,538

Dynamic Software ETF	55,428

Portfolio transactions with ICMI that have not settled at period-end, if any, are shown in the Statements of Assets and Liabilities under the receivable caption Investments sold - affiliated broker and/or payable caption Investments purchased - affiliated broker.

NOTE 4–Security Transactions with Affiliated Funds

Each Fund is permitted to purchase or sell securities from or to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by each Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.

For the fiscal year ended April 30, 2022, the following Funds engaged in transactions with affiliates as listed below:

	Securities Purchases	Securities Sales	Net Realized Gains (Losses)*

Dynamic Energy Exploration & Production ETF	$1,080,180	$-	$-

Dynamic Leisure and Entertainment ETF	1,745,876	1,037,394	(61,457)

Dynamic Media ETF	-	329,214	21,927

*	Net realized gains (losses) from securities sold to affiliates are included in net realized gain (loss) from investment securities in the Statements of Operations.

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NOTE 5–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Dynamic Biotechnology & Genome ETF

Investments in Securities

Common Stocks & Other Equity Interests	$208,275,290	$-	$-	$208,275,290

Money Market Funds	138,087	53,921,443	-	54,059,530

Total Investments	$208,413,377	$53,921,443	$-	$262,334,820

Dynamic Building & Construction ETF

Investments in Securities

Common Stocks & Other Equity Interests	$147,284,069	$-	$-	$147,284,069

Money Market Funds	142,552	2,783,728	-	2,926,280

Total Investments	$147,426,621	$2,783,728	$-	$150,210,349

Dynamic Energy Exploration & Production ETF

Investments in Securities

Common Stocks & Other Equity Interests	$264,035,606	$-	$-	$264,035,606

Money Market Funds	340,711	38,359,581	-	38,700,292

Total Investments	$264,376,317	$38,359,581	$-	$302,735,898

Dynamic Food & Beverage ETF

Investments in Securities

Common Stocks & Other Equity Interests	$302,579,285	$-	$-	$302,579,285

Money Market Funds	364,851	38,839,892	-	39,204,743

Total Investments	$302,944,136	$38,839,892	$-	$341,784,028

Dynamic Leisure and Entertainment ETF

Investments in Securities

Common Stocks & Other Equity Interests	$1,350,799,865	$-	$-	$1,350,799,865

Money Market Funds	-	112,635,002	-	112,635,002

Total Investments	$1,350,799,865	$112,635,002	$-	$1,463,434,867

Dynamic Media ETF

Investments in Securities

Common Stocks & Other Equity Interests	$38,470,238	$-	$-	$38,470,238

Money Market Funds	85,837	6,151,349	-	6,237,186

Total Investments	$38,556,075	$6,151,349	$-	$44,707,424

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	Level 1	Level 2	Level 3	Total

Dynamic Networking ETF

Investments in Securities

Common Stocks & Other Equity Interests	$45,047,766	$-	$-	$45,047,766

Money Market Funds	41,355	4,787,593	-	4,828,948

Total Investments	$45,089,121	$4,787,593	$-	$49,876,714

Dynamic Oil & Gas Services ETF

Investments in Securities

Common Stocks & Other Equity Interests	$67,714,525	$-	$-	$67,714,525

Money Market Funds	126,244	17,796,875	-	17,923,119

Total Investments	$67,840,769	$17,796,875	$-	$85,637,644

Dynamic Pharmaceuticals ETF

Investments in Securities

Common Stocks & Other Equity Interests	$320,454,166	$-	$-	$320,454,166

Money Market Funds	137,871	60,916,900	-	61,054,771

Total Investments	$320,592,037	$60,916,900	$-	$381,508,937

Dynamic Semiconductors ETF

Investments in Securities

Common Stocks & Other Equity Interests	$590,664,568	$-	$-	$590,664,568

Money Market Funds	114,354	38,457,962	-	38,572,316

Total Investments	$590,778,922	$38,457,962	$-	$629,236,884

Dynamic Software ETF

Investments in Securities

Common Stocks & Other Equity Interests	$240,313,443	$-	$-	$240,313,443

Money Market Funds	10,951	38,182,276	-	38,193,227

Total Investments	$240,324,394	$38,182,276	$-	$278,506,670

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2022 and 2021:

	2022		2021
	Ordinary Income*	Long-Term Capital Gains	Ordinary Income*

Dynamic Biotechnology & Genome ETF	$-	$-	$-

Dynamic Building & Construction ETF	775,962	-	433,800

Dynamic Energy Exploration & Production ETF	2,912,994	-	792,552

Dynamic Food & Beverage ETF	1,060,636	-	944,117

Dynamic Leisure and Entertainment ETF	5,931,416	-	5,848,193

Dynamic Media ETF	290,662	-	314,727

Dynamic Networking ETF	519,279	-	100,661

Dynamic Oil & Gas Services ETF	138,481	-	1,344,733

Dynamic Pharmaceuticals ETF	3,500,523	-	2,788,878

Dynamic Semiconductors ETF	1,713,558	-	708,334

Dynamic Software ETF	9,574,184	13,567,991	-
* Includes short-term capital gain distributions, if any.

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Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)- Investments	Capital Loss Carryforwards	Late-Year Ordinary Loss Deferral	Shares of Beneficial Interest	Total Net Assets

Dynamic Biotechnology & Genome ETF	$-	$(81,954)	$(23,493,332)	$(273,320,649)	$(140,648)	$505,227,317	$ 208,190,734

Dynamic Building & Construction ETF	2,253	(55,375)	(15,397,205)	(94,214,859)	-	256,987,010	147,321,824

Dynamic Energy Exploration & Production ETF	381,707	(57,479)	64,825,915	(124,692,086)	-	323,758,170	264,216,227

Dynamic Food & Beverage ETF	27,559	(67,141)	14,705,745	(85,772,366)	-	373,958,941	302,852,738

Dynamic Leisure and Entertainment ETF	-	(59,023)	(145,575,309)	(309,723,185)	-	1,804,779,233	1,349,421,716

Dynamic Media ETF	3,277	(59,384)	(13,345,233)	(90,115,521)	-	141,966,754	38,449,893

Dynamic Networking ETF	580,070	(49,526)	(2,110,748)	(47,046,416)	-	93,708,487	45,081,867

Dynamic Oil & Gas Services ETF	145,787	(429,591)	1,064,979	(108,024,355)	-	175,189,646	67,946,466

Dynamic Pharmaceuticals ETF	422,279	(128,222)	16,561,052	(433,112,240)	-	736,739,481	320,482,350

Dynamic Semiconductors ETF	257,224	(54,420)	(97,620,379)	(30,192,127)	-	717,919,396	590,309,694

Dynamic Software ETF	-	(55,301)	(50,872,407)	(131,938,425)	-	423,104,322	240,238,189

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Funds have capital loss carryforwards as of April 30, 2022, as follows:

	No expiration
	Short-Term	Long-Term	Total*

Dynamic Biotechnology & Genome ETF	$246,055,592	$27,265,057	$273,320,649

Dynamic Building & Construction ETF	86,209,891	8,004,968	94,214,859

Dynamic Energy Exploration & Production ETF	89,055,187	35,636,899	124,692,086

Dynamic Food & Beverage ETF	77,003,014	8,769,352	85,772,366

Dynamic Leisure and Entertainment ETF	306,244,861	3,478,324	309,723,185

Dynamic Media ETF	86,678,244	3,437,277	90,115,521

Dynamic Networking ETF	37,595,173	9,451,243	47,046,416

Dynamic Oil & Gas Services ETF	59,801,100	48,223,255	108,024,355

Dynamic Pharmaceuticals ETF	178,303,547	254,808,693	433,112,240

Dynamic Semiconductors ETF	30,192,127	-	30,192,127

Dynamic Software ETF	129,943,145	1,995,280	131,938,425

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 7–Investment Transactions

For the fiscal year ended April 30, 2022, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales

Dynamic Biotechnology & Genome ETF	$326,341,692	$326,323,636

Dynamic Building & Construction ETF	405,695,614	405,623,040

Dynamic Energy Exploration & Production ETF	85,930,458	87,168,703

Dynamic Food & Beverage ETF	127,806,441	128,062,802

Dynamic Leisure and Entertainment ETF	2,368,764,920	2,207,363,007

Dynamic Media ETF	88,941,591	87,946,216

Dynamic Networking ETF	51,521,043	50,363,697

Dynamic Oil & Gas Services ETF	44,395,141	40,587,167

Dynamic Pharmaceuticals ETF	154,462,603	154,199,504

Dynamic Semiconductors ETF	627,434,616	633,021,180

Dynamic Software ETF	931,023,295	953,878,171

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For the fiscal year ended April 30, 2022, in-kind transactions associated with creations and redemptions were as follows:

	In-kind Purchases	In-kind Sales

Dynamic Biotechnology & Genome ETF	$75,887,683	$81,202,497

Dynamic Building & Construction ETF	262,902,474	342,503,750

Dynamic Energy Exploration & Production ETF	182,064,444	57,943,370

Dynamic Food & Beverage ETF	295,184,462	88,712,976

Dynamic Leisure and Entertainment ETF	1,002,076,769	1,581,696,598

Dynamic Media ETF	80,085,236	111,612,271

Dynamic Networking ETF	43,118,464	36,565,990

Dynamic Oil & Gas Services ETF	47,020,135	42,294,283

Dynamic Pharmaceuticals ETF	113,039,884	144,008,661

Dynamic Semiconductors ETF	645,044,560	588,165,968

Dynamic Software ETF	188,222,921	376,465,512

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

As of April 30, 2022, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost

Dynamic Biotechnology & Genome ETF	$13,557,190	$(37,050,522)	$(23,493,332)	$285,828,152

Dynamic Building & Construction ETF	4,423,067	(19,820,272)	(15,397,205)	165,607,554

Dynamic Energy Exploration & Production ETF	67,129,717	(2,303,802)	64,825,915	237,909,983

Dynamic Food & Beverage ETF	19,587,469	(4,881,724)	14,705,745	327,078,283

Dynamic Leisure and Entertainment ETF	38,907,165	(184,482,474)	(145,575,309)	1,609,010,176

Dynamic Media ETF	473,793	(13,819,026)	(13,345,233)	58,052,657

Dynamic Networking ETF	4,001,681	(6,112,429)	(2,110,748)	51,987,462

Dynamic Oil & Gas Services ETF	4,824,858	(3,759,879)	1,064,979	84,572,665

Dynamic Pharmaceuticals ETF	54,478,696	(37,917,644)	16,561,052	364,947,885

Dynamic Semiconductors ETF	12,336,918	(109,957,297)	(97,620,379)	726,857,263

Dynamic Software ETF	5,534,922	(56,407,329)	(50,872,407)	329,379,077

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of partnerships and in-kind transactions, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended April 30, 2022, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest

Dynamic Biotechnology & Genome ETF	$773,043	$(18,715,029)	$17,941,986

Dynamic Building & Construction ETF	-	(42,400,722)	42,400,722

Dynamic Energy Exploration & Production ETF	2,016	(14,018,978)	14,016,962

Dynamic Food & Beverage ETF	-	(12,936,819)	12,936,819

Dynamic Leisure and Entertainment ETF	530,162	(393,795,762)	393,265,600

Dynamic Media ETF	-	(12,873,765)	12,873,765

Dynamic Networking ETF	-	(6,852,674)	6,852,674

Dynamic Oil & Gas Services ETF	(28,872)	1,684,206	(1,655,334)

Dynamic Pharmaceuticals ETF	-	(40,235,634)	40,235,634

Dynamic Semiconductors ETF	-	(144,149,657)	144,149,657

Dynamic Software ETF	183,728	(51,082,799)	50,899,071

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NOTE 9–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 10–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in each Fund’s prospectus. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

77

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust and Shareholders of Invesco Dynamic Biotechnology & Genome ETF, Invesco Dynamic Building & Construction ETF, Invesco Dynamic Energy Exploration & Production ETF, Invesco Dynamic Food & Beverage ETF, Invesco Dynamic Leisure and Entertainment ETF, Invesco Dynamic Media ETF, Invesco Dynamic Networking ETF, Invesco Dynamic Oil & Gas Services ETF, Invesco Dynamic Pharmaceuticals ETF, Invesco Dynamic Semiconductors ETF and Invesco Dynamic Software ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco Dynamic Biotechnology & Genome ETF, Invesco Dynamic Building & Construction ETF, Invesco Dynamic Energy Exploration & Production ETF, Invesco Dynamic Food & Beverage ETF, Invesco Dynamic Leisure and Entertainment ETF, Invesco Dynamic Media ETF, Invesco Dynamic Networking ETF, Invesco Dynamic Oil & Gas Services ETF, Invesco Dynamic Pharmaceuticals ETF, Invesco Dynamic Semiconductors ETF and Invesco Dynamic Software ETF (eleven of the funds constituting Invesco Exchange-Traded Fund Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2022, the related statements of operations for the year ended April 30, 2022, the statements of changes in net assets for each of the two years in the period ended April 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2022, and each of the financial highlights for each of the five years in the period ended April 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

June 23, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not determined the specific year we began serving as auditor.

78

Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2021 through April 30, 2022.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value November 1, 2021	Ending Account Value April 30, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)

Invesco Dynamic Biotechnology & Genome ETF (PBE)

Actual	$1,000.00	$750.20	0.57%	$2.47

Hypothetical (5% return before expenses)	1,000.00	1,021.97	0.57	2.86

Invesco Dynamic Building & Construction ETF (PKB)

Actual	1,000.00	826.80	0.57	2.58

Hypothetical (5% return before expenses)	1,000.00	1,021.97	0.57	2.86

Invesco Dynamic Energy Exploration & Production ETF (PXE)

Actual	1,000.00	1,358.30	0.63	3.68

Hypothetical (5% return before expenses)	1,000.00	1,021.67	0.63	3.16

Invesco Dynamic Food & Beverage ETF (PBJ)

Actual	1,000.00	1,099.70	0.63	3.28

Hypothetical (5% return before expenses)	1,000.00	1,021.67	0.63	3.16

Invesco Dynamic Leisure and Entertainment ETF (PEJ)

Actual	1,000.00	860.20	0.55	2.54

Hypothetical (5% return before expenses)	1,000.00	1,022.07	0.55	2.76

Invesco Dynamic Media ETF (PBS)

Actual	1,000.00	747.80	0.63	2.73

Hypothetical (5% return before expenses)	1,000.00	1,021.67	0.63	3.16

79

Calculating your ongoing Fund expenses–(continued)

	Beginning Account Value November 1, 2021	Ending Account Value April 30, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)

Invesco Dynamic Networking ETF (PXQ)

Actual	$1,000.00	$834.30	0.63%	$2.87

Hypothetical (5% return before expenses)	1,000.00	1,021.67	0.63	3.16

Invesco Dynamic Oil & Gas Services ETF (PXJ)

Actual	1,000.00	1,180.70	0.63	3.41

Hypothetical (5% return before expenses)	1,000.00	1,021.67	0.63	3.16

Invesco Dynamic Pharmaceuticals ETF (PJP)

Actual	1,000.00	963.80	0.56	2.73

Hypothetical (5% return before expenses)	1,000.00	1,022.02	0.56	2.81

Invesco Dynamic Semiconductors ETF (PSI)

Actual	1,000.00	806.10	0.55	2.46

Hypothetical (5% return before expenses)	1,000.00	1,022.07	0.55	2.76

Invesco Dynamic Software ETF (PSJ)

Actual	1,000.00	687.40	0.58	2.43

Hypothetical (5% return before expenses)	1,000.00	1,021.92	0.58	2.91

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended April 30, 2022. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 181/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

80

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2022:

	Qualified Business Income*	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*	Business Interest Income*	Long Term Capital Gains	Qualified Short Term Gains

Invesco Dynamic Biotechnology & Genome ETF	0%	0%	0%	0%	0%	$-	$-

Invesco Dynamic Building & Construction ETF	0%	100%	100%	0%	0%	-	-

Invesco Dynamic Energy Exploration & Production ETF	0%	100%	100%	0%	0%	-	-

Invesco Dynamic Food & Beverage ETF	0%	100%	100%	0%	0%	-	-

Invesco Dynamic Leisure and Entertainment ETF	0%	100%	100%	0%	0%	-	-

Invesco Dynamic Media ETF	0%	100%	100%	0%	0%	-	-

Invesco Dynamic Networking ETF	0%	57%	51%	0%	0%	-	-

Invesco Dynamic Oil & Gas Services ETF	0%	100%	100%	0%	0%	-	-

Invesco Dynamic Pharmaceuticals ETF	0%	100%	100%	0%	0%	-	-

Invesco Dynamic Semiconductors ETF	0%	100%	100%	0%	0%	-	-

Invesco Dynamic Software ETF	0%	34%	36%	0%	0%	13,567,991	7,428,008

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

81

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below:

As of April 30, 2022

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chair of the Board; Chair of the Nominating and Governance Committee and Trustee	Vice Chair since 2018; Chair of the Nominating and Governance Committee and Trustee since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	224	Chair (since 2021) and member (since 2017) of the Joint Investment Committee, Mission Aviation Fellowship and MAF Foundation; Trustee, Mission Aviation Fellowship (2017-Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	224	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

82

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, First Eagle Alternative Credit LLC (2020-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Director, The Boeing Company (2009-2021); Trustee, MITRE Corporation (federally funded research development) (2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chair (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chair of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	224	Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010- Present); formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

83

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	224	Trustee (2000- Present) and Chair (2010-2017), Newberry Library; Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, Mather LifeWays (2001-2021); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

84

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Audit Committee and Trustee	Chair of the Audit Committee since 2008; Trustee since 2006	Formerly, Managing Director of Finance (2020-2021) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	224	Formerly, Treasurer (2018-2021), Finance Committee Member (2015-2021) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Investment Oversight Committee and Trustee	Chair of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	224	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

85

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	224	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Governing Council Member (2016-Present) and Chair of Education Committee (2017-2021), Independent Directors Council (IDC); Council Member, New York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Advisory Board Director, The Alberleen Group LLC (2012-2021); Board Member, 100 Women in Finance (2015-2020); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

86

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker–1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	224	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson–1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Board and Trustee	Chair since 2012; Trustee since 2006	Chair, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chair and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chair, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank–Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	224	Director, Penfield Children’s Center (2004-Present); Board Chair, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

87

Trustees and Officers–(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below:

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Anna Paglia–1974 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Trustee, President and Principal Executive Officer	Trustee since 2022, President and Principal Executive Officer since 2020	President and Principal Executive Officer (2020-Present) and Trustee (2022-Present), Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); Vice President, Invesco Indexing LLC (2020-Present); formerly, Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015- 2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).	224	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

88

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Adrien Deberghes–1967 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO, Fund Administration and Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial Officer, Treasurer and Vice President, The Invesco Funds (2020-Present); formerly, Senior Vice President and Treasurer, Fidelity Investments (2008-2020).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds; Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital Management LLC (2013-2018).

Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, The Invesco Funds (2014-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2020-Present); Assistant Secretary, Invesco Investment Advisers LLC (2020-Present); formerly, Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

89

Trustees and Officers–(continued)

    _

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Michael McMaster–1962 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Chief Tax Officer	Since 2020	Vice President and Head of Global Fund Services Tax, Invesco Advisers, Inc. (2020-Present); Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds (2020-Present); Assistant Treasurer, Invesco Capital Management LLC (2020-Present); Chief Tax Officer and Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Treasurer, Invesco Specialized Products, LLC (2020-Present); formerly, Senior Vice President, Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS) (2007-2020).

Sheri Morris–1964 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2020-Present) and Vice President, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Treasurer (2008-2020), Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange- Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Treasurer, Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Vice President, Invesco Advisers, Inc. (2009-2020).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

90

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

91

Approval of Investment Advisory Contracts

At a meeting held on April 6, 2022, the Board of Trustees of the Invesco Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following 49 series (each, a “Fund” and collectively, the “Funds”):

Invesco Aerospace & Defense ETF	Invesco Dynamic Semiconductors ETF

Invesco BuyBack AchieversTM ETF	Invesco Dynamic Software ETF

Invesco Dividend AchieversTM ETF	Invesco Financial Preferred ETF

Invesco DWA Basic Materials Momentum ETF	Invesco FTSE RAFI US 1000 ETF

Invesco DWA Consumer Cyclicals Momentum ETF	Invesco FTSE RAFI US 1500 Small-Mid ETF

Invesco DWA Consumer Staples Momentum ETF	Invesco Global Listed Private Equity ETF

Invesco DWA Energy Momentum ETF	Invesco Golden Dragon China ETF

Invesco DWA Financial Momentum ETF	Invesco High Yield Equity Dividend AchieversTM ETF

Invesco DWA Healthcare Momentum ETF	Invesco International Dividend AchieversTM ETF

Invesco DWA Industrials Momentum ETF	Invesco MSCI Sustainable Future ETF

Invesco DWA Momentum ETF	Invesco S&P 100 Equal Weight ETF

Invesco DWA Technology Momentum ETF	Invesco S&P 500 GARP ETF

Invesco DWA Utilities Momentum ETF	Invesco S&P 500® Quality ETF

Invesco Dynamic Biotechnology & Genome ETF	Invesco S&P 500 Value with Momentum ETF

Invesco Dynamic Building & Construction ETF	Invesco S&P MidCap Momentum ETF

Invesco Dynamic Energy Exploration & Production ETF	Invesco S&P MidCap Quality ETF

Invesco Dynamic Food & Beverage ETF	Invesco S&P MidCap Value with Momentum ETF

Invesco Dynamic Large Cap Growth ETF	Invesco S&P SmallCap Momentum ETF

Invesco Dynamic Large Cap Value ETF	Invesco S&P SmallCap Value with Momentum ETF

Invesco Dynamic Leisure and Entertainment ETF	Invesco S&P Spin-Off ETF

Invesco Dynamic Market ETF	Invesco Water Resources ETF

Invesco Dynamic Media ETF	Invesco WilderHill Clean Energy ETF

Invesco Dynamic Networking ETF	Invesco Zacks Mid-Cap ETF

Invesco Dynamic Oil & Gas Services ETF	Invesco Zacks Multi-Asset Income ETF

Invesco Dynamic Pharmaceuticals ETF

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees and expenses paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2021, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchase by Invesco of the exchange-traded funds (“ETFs”) business of Guggenheim Capital LLC (“Guggenheim”) (the “Transaction”) and that each such Fund’s performance prior to the closing of the Transaction on April 6, 2018 or May 18, 2018, as applicable, is that of its predecessor Guggenheim ETF. The Trustees noted that, for each applicable period, the correlation and tracking error for each Fund were within the targeted range set forth in the Trust’s registration statement. The Trustees concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

92

Approval of Investment Advisory Contracts–(continued)

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s contractual advisory fee, net advisory fee and gross and net expense ratios. The Trustees noted that the annual contractual advisory fee charged to each Fund is as follows:

●	0.15% of the Fund’s average daily net assets for Invesco S&P 500® Quality ETF;

●	0.25% of the Fund’s average daily net assets for each of Invesco S&P 100 Equal Weight ETF and Invesco S&P MidCap Quality ETF; and

●

0.29% of the Fund’s average daily net assets for each of Invesco FTSE RAFI US 1000 ETF, Invesco FTSE RAFI US 1500 Small-Mid ETF, Invesco S&P 500 GARP ETF, Invesco S&P 500 Value with Momentum ETF, Invesco S&P MidCap Momentum ETF, Invesco S&P MidCap Value with Momentum ETF, Invesco S&P SmallCap Momentum ETF and Invesco S&P SmallCap Value with Momentum ETF;

●	0.40% of the Fund’s average daily net assets for each of Invesco Dividend Achievers™ ETF, Invesco High Yield Equity Dividend Achievers™ ETF and Invesco International Dividend Achievers™ ETF; and

●	0.50% of the Fund’s average daily net assets for each other Fund.

The Trustees noted that the Adviser has agreed to waive a portion of its contractual advisory fee and/or pay expenses (an “Expense Cap”) to the extent necessary to prevent the annual operating expenses of each Fund from exceeding the percentage of that Fund’s average daily net assets, at least until August 31, 2024, as set forth below:

●

0.15%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco S&P 500® Quality ETF;

●

0.25%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco S&P 100 Equal Weight ETF and Invesco S&P MidCap Quality ETF; and

●

0.39%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco FTSE RAFI US 1000 ETF, Invesco FTSE RAFI US 1500 Small-Mid ETF, Invesco S&P 500 GARP ETF, Invesco S&P 500 Value with Momentum ETF, Invesco S&P MidCap Momentum ETF, Invesco S&P MidCap Value with Momentum ETF, Invesco S&P SmallCap Momentum ETF and Invesco S&P SmallCap Value with Momentum ETF;

●

0.50%, excluding interest expenses, sub-licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco Dividend AchieversTM ETF, Invesco High Yield Equity Dividend AchieversTM ETF and Invesco International Dividend AchieversTM ETF;

●

0.60%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco DWA Basic Materials Momentum ETF, Invesco DWA Consumer Cyclicals Momentum ETF, Invesco DWA Consumer Staples Momentum ETF, Invesco DWA Energy Momentum ETF, Invesco DWA Financial Momentum ETF, Invesco DWA Healthcare Momentum ETF, Invesco DWA Industrials Momentum ETF, Invesco DWA Technology Momentum ETF and Invesco DWA Utilities Momentum ETF;

●	0.60%, excluding interest expenses, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco Dynamic Market ETF; and

●

0.60%, excluding interest expenses, sub-licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco Aerospace & Defense ETF, Invesco BuyBack AchieversTM ETF, Invesco DWA Momentum ETF, Invesco Dynamic Biotechnology & Genome ETF, Invesco Dynamic Building & Construction ETF, Invesco Dynamic Energy Exploration & Production ETF, Invesco Dynamic Food & Beverage ETF, Invesco Dynamic Large Cap Growth ETF, Invesco Dynamic Large Cap Value ETF, Invesco Dynamic Leisure and Entertainment ETF, Invesco Dynamic Media ETF, Invesco Dynamic Networking ETF, Invesco Dynamic Oil & Gas Services ETF, Invesco Dynamic Pharmaceuticals ETF, Invesco Dynamic Semiconductors ETF, Invesco Dynamic Software ETF, Invesco Financial Preferred

93

Approval of Investment Advisory Contracts–(continued)

ETF, Invesco Global Listed Private Equity ETF, Invesco Golden Dragon China ETF, Invesco MSCI Sustainable Future ETF, Invesco S&P Spin-Off ETF, Invesco Water Resources ETF, Invesco WilderHill Clean Energy ETF, Invesco Zacks Mid-Cap ETF and Invesco Zacks Multi-Asset Income ETF.

The Trustees compared each Fund’s contractual advisory fee and net expense ratio to information compiled by the Adviser from Lipper Inc. (“Lipper”) databases on the net advisory fees and net expense ratios of comparable ETFs, open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the contractual advisory fees for certain Funds were equal to or lower than the median net advisory fees of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the contractual advisory fees for all of the Funds were lower than the median net advisory fees of their open-end actively-managed peer funds.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco Aerospace & Defense ETF			X

Invesco Buyback AchieversTM ETF			X

Invesco Dividend AchieversTM ETF			X

Invesco DWA Basic Materials Momentum ETF			X

Invesco DWA Consumer Cyclicals Momentum ETF			X

Invesco DWA Consumer Staples Momentum ETF			X

Invesco DWA Energy Momentum ETF			X

Invesco DWA Financial Momentum ETF			X

Invesco DWA Healthcare Momentum ETF			X

Invesco DWA Industrials Momentum ETF			X

Invesco DWA Momentum ETF			X

Invesco DWA Technology Momentum ETF			X

Invesco DWA Utilities Momentum ETF			X

Invesco Dynamic Biotechnology & Genome ETF			X

Invesco Dynamic Building & Construction ETF			X

Invesco Dynamic Energy Exploration & Production ETF			X

Invesco Dynamic Food & Beverage ETF			X

Invesco Dynamic Large Cap Growth ETF			X

Invesco Dynamic Large Cap Value ETF			X

Invesco Dynamic Leisure and Entertainment ETF			X

Invesco Dynamic Market ETF			X

Invesco Dynamic Media ETF			X

Invesco Dynamic Networking ETF			X

Invesco Dynamic Oil & Gas Services ETF		N/A	X

Invesco Dynamic Pharmaceuticals ETF			X

Invesco Dynamic Semiconductors ETF			X

Invesco Dynamic Software ETF			X

Invesco Financial Preferred ETF			X

Invesco FTSE RAFI US 1000 ETF	X		X

Invesco FTSE RAFI US 1500 Small-Mid ETF	X		X

Invesco Global Listed Private Equity ETF		N/A	X

Invesco Golden Dragon China ETF	X	N/A	X

Invesco High Yield Equity Dividend AchieversTM ETF			X

Invesco International Dividend AchieversTM ETF	X		X

Invesco MSCI Sustainable Future ETF			X

Invesco S&P 100 Equal Weight ETF		X	X

94

Approval of Investment Advisory Contracts–(continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco S&P 500 GARP ETF	X		X

Invesco S&P 500® Quality ETF	X		X

Invesco S&P 500 Value with Momentum ETF			X

Invesco S&P MidCap Momentum ETF	X		X

Invesco S&P MidCap Quality ETF			X

Invesco S&P MidCap Value with Momentum ETF		X	X

Invesco S&P SmallCap Momentum ETF			X

Invesco S&P SmallCap Value with Momentum ETF		X	X

Invesco S&P Spin-Off ETF			X

Invesco Water Resources ETF	X	X	X

Invesco WilderHill Clean Energy ETF		X	X

Invesco Zacks Mid-Cap ETF			X

Invesco Zacks Multi-Asset Income ETF			X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds. The Trustees noted that a significant component of the non-advisory fee expenses was the sub-licensing fees paid by the Funds and noted those Funds for which sub-license fees are subject to the Funds’ Expense Caps.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco Aerospace & Defense ETF			X

Invesco Buyback AchieversTM ETF			X

Invesco Dividend AchieversTM ETF		X	X

Invesco DWA Basic Materials Momentum ETF			X

Invesco DWA Consumer Cyclicals Momentum ETF			X

Invesco DWA Consumer Staples Momentum ETF			X

Invesco DWA Energy Momentum ETF			X

Invesco DWA Financial Momentum ETF			X

Invesco DWA Healthcare Momentum ETF			X

Invesco DWA Industrials Momentum ETF			X

Invesco DWA Momentum ETF		X	X

Invesco DWA Technology Momentum ETF			X

Invesco DWA Utilities Momentum ETF			X

Invesco Dynamic Biotechnology & Genome ETF			X

Invesco Dynamic Building & Construction ETF			X

Invesco Dynamic Energy Exploration & Production ETF			X

Invesco Dynamic Food & Beverage ETF			X

Invesco Dynamic Large Cap Growth ETF			X

Invesco Dynamic Large Cap Value ETF		X	X

Invesco Dynamic Leisure and Entertainment ETF			X

Invesco Dynamic Market ETF			X

95

Approval of Investment Advisory Contracts–(continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco Dynamic Media ETF			X

Invesco Dynamic Networking ETF			X

Invesco Dynamic Oil & Gas Services ETF		N/A	X

Invesco Dynamic Pharmaceuticals ETF			X

Invesco Dynamic Semiconductors ETF			X

Invesco Dynamic Software ETF			X

Invesco Financial Preferred ETF			X

Invesco FTSE RAFI US 1000 ETF			X

Invesco FTSE RAFI US 1500 Small-Mid ETF			X

Invesco Global Listed Private Equity ETF		N/A	X

Invesco Golden Dragon China ETF		N/A	X

Invesco High Yield Equity Dividend AchieversTM ETF		X	X

Invesco International Dividend AchieversTM ETF			X

Invesco MSCI Sustainable Future ETF			X

Invesco S&P 100 Equal Weight ETF		X	X

Invesco S&P 500 GARP ETF			X

Invesco S&P 500® Quality ETF	X		X

Invesco S&P 500 Value with Momentum ETF			X

Invesco S&P MidCap Momentum ETF	X		X

Invesco S&P MidCap Quality ETF			X

Invesco S&P MidCap Value with Momentum ETF		X	X

Invesco S&P SmallCap Momentum ETF			X

Invesco S&P SmallCap Value with Momentum ETF		X	X

Invesco S&P Spin-Off ETF			X

Invesco Water Resources ETF	X	X	X

Invesco WilderHill Clean Energy ETF		X	X

Invesco Zacks Mid-Cap ETF			X

Invesco Zacks Multi-Asset Income ETF			X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding each of Invesco Dynamic Large Cap Value ETF, Invesco Global Listed Private Equity ETF, Invesco Zacks Mid-Cap ETF and Invesco Zacks Multi-Asset Income ETF’s advisory fees and total expenses and the Lipper peer data. The Adviser explained its view that the advisory fees and total expenses for these Funds are competitive and generally in line with other comparable funds in the marketplace, particularly in light of the level and nature of services provided and the investment management style of the Adviser. The Trustees also considered the Adviser’s statements regarding its pricing philosophy and the differing pricing philosophy of certain of the peers.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have investment strategies comparable to one of the Funds. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

96

Approval of Investment Advisory Contracts–(continued)

Based on all of the information provided, the Trustees determined that the contractual advisory fee and net expense ratio of each Fund were reasonable and appropriate in light of the services provided, the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds, as well as the fees waived and expenses reimbursed by the Adviser for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size, advisory fee, expense ratio and Expense Cap agreed to by the Adviser. The Trustees also noted that the Expense Cap agreement with the Trust provides that the Adviser is entitled to be reimbursed by each Fund, other than Invesco Dynamic Market ETF, for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in a Fund exceeding its Expense Cap then in effect or in effect at the time the fees and/or expenses subject to reimbursement were waived and/or borne by the Adviser. The Trustees considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund and concluded that the flat advisory fee was reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser does not have any soft-dollar arrangements. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees, advisory fees for money market cash management vehicles and fees as the Funds’ direct securities lending agent. The Trustees also considered that Invesco Distributors, Inc., an affiliate of the Adviser, serves as each Fund’s distributor and is paid a distribution fee by the Adviser. The Board concluded that each Fund’s advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

97

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Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2022 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	P-PS-AR-7	invesco.com/ETFs

Invesco Annual Report to Shareholders April 30, 2022

RSP	Invesco S&P 500® Equal Weight ETF

EWCO	Invesco S&P 500® Equal Weight Communication Services ETF

RCD	Invesco S&P 500® Equal Weight Consumer Discretionary ETF

RHS	Invesco S&P 500® Equal Weight Consumer Staples ETF

RYE	Invesco S&P 500® Equal Weight Energy ETF

RYF	Invesco S&P 500® Equal Weight Financials ETF

RYH	Invesco S&P 500® Equal Weight Health Care ETF

RGI	Invesco S&P 500® Equal Weight Industrials ETF

RTM	Invesco S&P 500® Equal Weight Materials ETF

EWRE	Invesco S&P 500® Equal Weight Real Estate ETF

RYT	Invesco S&P 500® Equal Weight Technology ETF

RYU	Invesco S&P 500® Equal Weight Utilities ETF

EWMC	Invesco S&P MidCap 400® Equal Weight ETF

EWSC	Invesco S&P SmallCap 600® Equal Weight ETF

2

The Market Environment

Domestic Equity

The US stock market hit new highs in the second quarter of 2021, despite higher volatility stemming from inflation concerns and the potential for rising interest rates. Investors remained optimistic about the strength of the economic recovery after the US gross domestic product (GDP) grew at a 6.4% annualized rate for the first quarter of 2021.1 Corporate earnings also remained strong as the majority of S&P 500 companies beat Wall Street earnings forecasts. US equity markets continued to move higher in July 2021 despite inflation concerns and increasing COVID-19 infection rates due to the rapidly spreading Delta variant. Despite the Consumer Price Index (CPI) increasing monthly from June through September,2 the US Federal Reserve (the Fed) declined to raise interest rates at its September Federal Open Market Committee meeting. The US stock market saw continued volatility in August 2021 and a selloff through most of September due to increasing concerns of inflation due to a spike in oil prices and supply chain shortages causing rising costs.

Equity markets were volatile in the fourth quarter of 2021 amid record inflation and the emergence of a new COVID-19 variant. Pandemic-related supply chain disruptions and labor shortages intensified during the quarter, resulting in broadly higher input costs for companies and consumers alike. Additionally, the price of oil (West Texas Intermediate) rose to nearly $85 per barrel in October,3 causing higher gas prices for consumers and pushing energy stocks higher. The CPI reported for November increased 0.8%, resulting in a 6.8% increase over the last 12 months, the highest since 1982.2 To combat inflation, the Fed announced a faster pace of tapering at its December meeting, pledging to end its asset purchase program by March 2022. The Fed also announced the potential for three interest rate increases in 2022. With solid corporate earnings and optimism about the COVID-19 Omicron variant reporting milder symptoms, stocks rallied at 2021 year-end.

Equity markets declined in the first quarter of 2022 amid volatility sparked by Russia’s invasion of Ukraine, rising commodity prices, rampant global inflation and the Fed’s shift toward tighter monetary policy. Russia’s invasion exacerbated inflationary pressures, disrupting already strained supply chains and increasing shortages of oil, gas and raw materials. The price of oil rose sharply, with crude prices reaching their highest price per barrel since 2008.3 The CPI rose by 7.9% for the 12 months ended February 28, 2022, the largest 12-month increase since 1982.2 To combat inflation, the Fed raised the federal funds rate by one-quarter percentage point in March, with several more rate increases expected in 2022. As the war in Ukraine continued and corporate earnings in high-profile names, like Netflix reported slowing growth and profits, equity markets sold off for much of the month of April 2022. In this environment, US stocks had flat returns for the fiscal year ended April 30, 2022, of 0.21%, as measured by the S&P 500 Index.4

[1]	Source: US Bureau of Economic Analysis
[2]	Source: US Bureau of Labor Statistics
[3]	Source: Bloomberg L.P.
[4]	Source: Lipper Inc.

3

RSP	Management’s Discussion of Fund Performance
Invesco S&P 500® Equal Weight ETF (RSP)

As an index fund, the Invesco S&P 500® Equal Weight ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which consists of all of the components of the S&P 500® Index. Unlike the S&P 500® Index, which employs a float-adjusted market capitalization weighted methodology, the Index assigns each component security the same weight. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2022, on a market price basis, the Fund returned 0.86%. On a net asset value (“NAV”) basis, the Fund returned 0.88%. During the same time period, the Index returned 1.08%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 0.21%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 505 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the industrials sector and most underweight in the information technology sector during the fiscal year ended April 30, 2022. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s underweight allocation to and security selection within the communication services sector and to the Fund’s overweight allocation to and security selection within the energy sector.

For the fiscal year ended April 30, 2022, the energy sector contributed most significantly to the Fund’s return, followed by the real estate and consumer staples sectors, respectively. The consumer discretionary sector detracted most significantly from the Fund’s performance during the period, followed by the information technology and communication services sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2022, included Devon Energy Corp., an energy company (portfolio average weight of 0.23%) and Occidental Petroleum Corp., an energy company (portfolio average weight of 0.22%). Positions that detracted most significantly from the Fund’s return during this period included PayPal Holdings, Inc., an information technology company (portfolio average weight of 0.18%) and IPG Photonics Corp., an information technology company (portfolio average weight of 0.18%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2022
Information Technology	14.91
Industrials	14.28
Health Care	12.80
Financials	12.68
Consumer Discretionary	11.78
Consumer Staples	7.02
Real Estate	6.01
Utilities	6.00
Materials	5.85
Energy	4.28
Communication Services	4.28
Money Market Funds Plus Other Assets Less Liabilities	0.11

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2022
Security
Nielsen Holdings PLC	0.31
Twitter, Inc.	0.30
United Airlines Holdings, Inc.	0.29
Delta Air Lines, Inc.	0.27
American Airlines Group, Inc.	0.27
EPAM Systems, Inc.	0.27
Lamb Weston Holdings, Inc.	0.26
Valero Energy Corp.	0.24
Constellation Energy Corp.	0.24
Kimberly-Clark Corp.	0.24
Total	2.69

*	Excluding money market fund holdings.

4

Invesco S&P 500® Equal Weight ETF (RSP) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P 500® Equal Weight Index	1.08%	13.08%	44.58%	12.24%	78.10%	13.29%	248.21%	11.85%	741.11%
S&P 500® Index	0.21	13.85	47.56	13.66	89.68	13.67	260.05	10.45	561.97
Fund
NAV Return	0.88	12.89	43.88	12.04	76.56	12.95	237.97	11.38	676.51
Market Price Return	0.86	12.87	43.79	12.04	76.59	12.95	237.96	11.38	676.35

Guggenheim S&P 500® Equal Weight ETF (the “Predecessor Fund”) Inception: April 24, 2003

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.20% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

5

EWCO	Management’s Discussion of Fund Performance
Invesco S&P 500® Equal Weight Communication Services ETF (EWCO)

As an index fund, the Invesco S&P 500® Equal Weight Communication Services ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Communication Services Plus Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the” Index Provider”) compiles, maintains and calculates the Index, which is composed of all of the components of the S&P 500® Communication Services Index (the “Parent Index”), an index that contains the common stocks of all companies included in the S&P 500® Index that are classified as members of the communication services sector, as defined according to the Global Industry Classification Standard (“GICS”), with a 22 company minimum count. The communication services sector includes companies that facilitate communication or offer related content and information through various mediums and is comprised of companies from the following industries: diversified telecommunications services; wireless telecommunication services; media; entertainment; and interactive media & services. In the event there are fewer than 22 companies eligible for inclusion in the Index at a quarterly rebalance, the Index will be supplemented with the largest communication services companies in the S&P MidCap 400® Index based on float-adjusted market capitalization until the 22 company minimum is reached. Any supplementary companies that are added to the Index will remain in the Index until the next quarterly rebalance, at which point those companies will be reviewed.

The Index is an equal-weighted version of the Parent Index. Unlike the Parent Index, which employs a float-adjusted market capitalization weighted methodology, the Index assigns each component security the same weight. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2022, on a market price basis, the Fund returned (20.98)%. On a net asset value (“NAV”) basis, the Fund returned (20.90)%. During the same time period, the Index returned (20.60)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 0.21%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 505 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based primarily on market capitalization. Furthermore, the Fund seeks to track an index that focuses on a particular sector, whereas the Benchmark Index is a broad-based index.

Relative to the Benchmark Index, the Fund was most overweight in the media industry and most underweight in the software industry during the fiscal year ended April 30, 2022. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight allocation to the media industry, as well as the Fund’s overweight allocation to the entertainment industry.

For the fiscal year ended April 30, 2022, no industry contributed to the Fund’s return. The media industry detracted most significantly from the Fund’s return, followed by the entertainment industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2022, included Live Nation Entertainment Inc., an entertainment company (portfolio average weight of 4.71%) and Interpublic Group of Cos., Inc., a media company (portfolio average weight of 4.61%). Positions that detracted most significantly from the Fund’s return included Netflix, Inc., an entertainment company (portfolio average weight of 4.36%) and Match Group, Inc., an interactive media and services company (portfolio average weight of 2.00%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2022
Media	34.36
Entertainment	27.24
Interactive Media & Services	20.29
Diversified Telecommunication Services	13.48
Wireless Telecommunication Services	4.64
Money Market Funds Plus Other Assets Less Liabilities	(0.01)

6

Invesco S&P 500® Equal Weight Communication Services ETF (EWCO) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2022
Security
Twitter, Inc.	6.97
Meta Platforms, Inc., Class A	5.01
AT&T, Inc.	4.97
Omnicom Group, Inc.	4.67
T-Mobile US, Inc.	4.64
Interpublic Group of Cos., Inc. (The)	4.63
Live Nation Entertainment, Inc.	4.53
Electronic Arts, Inc.	4.52
DISH Network Corp., Class A	4.45
Lumen Technologies, Inc.	4.42
Total	48.81

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of April 30, 2022

		3 Years Average Annualized	3 Years Cumulative	Fund Inception
Index	1 Year			Average Annualized	Cumulative
S&P 500® Equal Weight Communication Services Plus Index	(20.60)%	7.62%	24.65%	6.61%	24.95%
S&P 500® Index	0.21	13.85	47.56	13.64	56.05
Fund
NAV Return	(20.90)	7.19	23.16	6.19	23.26
Market Price Return	(20.98)	7.16	23.07	6.16	23.11

7

Invesco S&P 500® Equal Weight Communication Services ETF (EWCO) (continued)

Fund Inception: November 7, 2018

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.40% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

8

RCD	Management’s Discussion of Fund Performance
Invesco S&P 500® Equal Weight Consumer Discretionary ETF (RCD)

As an index fund, the Invesco S&P 500® Equal Weight Consumer Discretionary ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Consumer Discretionary Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of all of the components of the S&P 500® Consumer Discretionary Index (the “Parent Index”), an index that contains the common stocks of all companies included in the S&P 500® Index that are classified as members of the consumer discretionary sector, as defined according to the Global Industry Classification Standard (“GICS”). The consumer discretionary sector includes a manufacturing segment, composed of automotive, household durable goods, leisure equipment and textiles and apparel, and a services segment, composed of hotels, restaurants and other leisure facilities, media production and services, and consumer retailing and services.

The Index is an equal-weighted version of the Parent Index. Unlike the Parent Index, which employs a float-adjusted market capitalization weighted methodology, the Index assigns each component security the same weight. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2022, on a market price basis, the Fund returned (13.44)%. On a net asset value (“NAV”) basis, the Fund returned (13.39)%. During the same time period, the Index returned (13.07)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 0.21%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 505 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based primarily on market capitalization. Furthermore, the Fund seeks to track an index that focuses on a particular sector, whereas the Benchmark Index is a broad-based index.

Relative to the Benchmark Index, the Fund was most overweight in the hotels, restaurants & leisure industry and most underweight in the software industry during the fiscal year ended April 30, 2022. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight allocation to and security selection in the hotels, restaurants & leisure industry and the Fund’s overweight allocation to the household durables industry.

For the fiscal year ended April 30, 2022, the multiline retail industry contributed most significantly to the Fund’s return, followed by the distributors and automobiles industries, respectively. The hotels, restaurants & leisure industry detracted most significantly from the Fund’s return, followed by the household durables and textiles, apparel & luxury goods industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2022, included Dollar Tree, Inc., a multiline retail company (portfolio average weight of 1.74%) and AutoZone, Inc., a specialty retail company (portfolio average weight of 1.80%). Positions that detracted most significantly from the Fund’s return during this period included Penn National Gaming, Inc., a hotels, restaurants & leisure company (portfolio average weight of 1.41%) and Etsy, Inc., an internet & direct marketing retail company (portfolio average weight of 1.59%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2022
Hotels, Restaurants & Leisure	30.95
Specialty Retail	20.13
Household Durables	13.10
Textiles, Apparel & Luxury Goods	10.11
Multiline Retail	5.74
Distributors	5.31
Automobiles	4.93
Internet & Direct Marketing Retail	4.53
Auto Components	3.44
Leisure Products	1.74
Money Market Funds Plus Other Assets Less Liabilities	0.02

9

Invesco S&P 500® Equal Weight Consumer Discretionary ETF (RCD) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2022
Security
Dollar General Corp.	1.97
Norwegian Cruise Line Holdings Ltd.	1.95
Ross Stores, Inc.	1.94
Royal Caribbean Cruises Ltd.	1.94
Bath & Body Works, Inc.	1.93
LKQ Corp.	1.92
Dollar Tree, Inc.	1.88
Target Corp.	1.88
McDonald’s Corp.	1.87
Marriott International, Inc., Class A	1.87
Total	19.15

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2022

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
S&P 500® Equal Weight Consumer Discretionary Index	(13.07)%	7.46%	24.11%	8.25%	48.65%	10.66%	175.36%	8.79%	269.10%
S&P 500® Index	0.21	13.85	47.56	13.66	89.68	13.67	260.05	9.60	314.05
Fund
NAV Return	(13.39)	7.10	22.86	7.88	46.11	10.23	164.84	8.34	245.96
Market Price Return	(13.44)	7.06	22.72	7.84	45.83	10.24	165.12	8.33	245.64

10

Invesco S&P 500® Equal Weight Consumer Discretionary ETF (RCD) (continued)

Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF (the “Predecessor Fund”) Inception: November 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.40% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

11

RHS	Management’s Discussion of Fund Performance
Invesco S&P 500® Equal Weight Consumer Staples ETF (RHS)

As an index fund, the Invesco S&P 500® Equal Weight Consumer Staples ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Consumer Staples Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of all of the components of the S&P 500® Consumer Staples Index (the “Parent Index”), an index that contains the common stocks of all companies included in the S&P 500® Index that are classified as members of the consumer staples sector, as defined according to the Global Industry Classification Standard (“GICS”). The consumer staples sector includes manufacturers and distributors of food, beverages and tobacco, producers of non-durable household goods and personal products, food and drug retailing companies as well as hypermarkets and consumer super centers.

The Index is an equal-weighted version of the Parent Index. Unlike the Parent Index, which employs a float-adjusted market capitalization weighted methodology, the Index assigns each component security the same weight. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2022, on a market price basis, the Fund returned 10.58%. On a net asset value (“NAV”) basis, the Fund returned 10.50%. During the same time period, the Index returned 10.98%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 0.21%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 505 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based primarily on market capitalization. Furthermore, the Fund seeks to track an index that focuses on a particular sector, whereas the Benchmark Index is a broad-based index.

Relative to the Benchmark Index, the Fund was most overweight in the food products industry and most underweight in the software industry during the fiscal year ended April 30, 2022. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight allocation to the food products and beverages industries, respectively.

For the fiscal year ended April 30, 2022, the foods products industry contributed most significantly to the Fund’s return, followed by the food & staples retailing and tobacco industries, respectively. The personal products industry was the only industry to detract from the Fund’s return during this period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2022, included Costco Wholesale Corp., a food & staples retailing company (portfolio average weight of 3.27%) and Kroger Co., a food & staples retailing company (portfolio average weight of 3.19%). Positions that detracted most significantly from the Fund’s return during this period included Clorox Co., a personal products company (portfolio average weight of 3.01%) and Walgreens Boots Alliance, Inc., a food & staples retailing company (portfolio average weight of 2.95%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2022
Food Products	41.44
Beverages	19.18
Household Products	15.65
Food & Staples Retailing	14.42
Tobacco	6.37
Personal Products	2.86
Money Market Funds Plus Other Assets Less Liabilities	0.08

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2022
Security
Lamb Weston Holdings, Inc.	3.77
Kimberly-Clark Corp.	3.38
Monster Beverage Corp.	3.35
Conagra Brands, Inc.	3.32
Constellation Brands, Inc., Class A	3.31
Kellogg Co.	3.27
Kraft Heinz Co. (The)	3.26
General Mills, Inc.	3.25
Philip Morris International, Inc.	3.22
Procter & Gamble Co. (The)	3.21
Total	33.34

*	Excluding money market fund holdings.

12

Invesco S&P 500® Equal Weight Consumer Staples ETF (RHS) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2022

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
S&P 500® Equal Weight Consumer Staples Index	10.98%	11.85%	39.92%	9.57%	57.90%	12.93%	237.27%	11.47%	438.04%
S&P 500® Index	0.21	13.85	47.56	13.66	89.68	13.67	260.05	9.60	314.05
Fund
NAV Return	10.50	11.41	38.30	9.13	54.76	12.43	222.81	10.93	399.08
Market Price Return	10.58	11.40	38.26	9.11	54.64	12.44	222.96	10.93	399.19

Guggenheim S&P 500® Equal Weight Consumer Staples ETF (the “Predecessor Fund”) Inception: November 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.40% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

13

RYE	Management’s Discussion of Fund Performance
Invesco S&P 500® Equal Weight Energy ETF (RYE)

Effective after the close of markets on March 18, 2022, Invesco S&P 500® Equal Weight Energy ETF’s (the “Fund”) underlying index changed from S&P 500® Equal Weight Energy Index (the “Previous Index”) to S&P 500® Equal Weight Energy Plus Index (the “Index”). At the time, the Fund also changed its investment objective and principal investment strategy.

As an index fund, the Fund is passively managed and seeks to track the investment results (before fees and expenses) of the Index and, through March 18, 2022, the Previous Index. The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index, and through March 18, 2022, the Previous Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of all of the components of the S&P 500® Energy Index (the “Parent Index”), an index that contains the common stocks of all companies included in the S&P 500® Index that are classified as members of the energy sector, as defined according to the Global Industry Classification Standard (“GICS”), with a 22 company minimum count at each rebalance. The energy sector includes companies engaged in the exploration and production, refining and marketing, and storage and transportation of oil and gas and coal and consumable fuels, as well as companies that offer oil and gas equipment and services. All companies included in the Parent Index and the Index are domiciled in the United States and trade on U.S. exchanges. In the event there are fewer than 22 companies eligible for inclusion in the Index at a quarterly rebalance, the Index will be supplemented with the largest energy companies in the S&P MidCap 400® Index based on float-adjusted market capitalization until the 22 company minimum is reached. Any supplementary companies that are added to the Index will remain in the Index until at least the next quarterly rebalance, at which point those companies will be reviewed.

The Index is an equal-weighted version of the Parent Index. Unlike the Parent Index, which employs a float-adjusted market capitalization weighted methodology, the Index assigns each component security the same weight. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2022, on a market price basis, the Fund returned 65.68%. On a net asset value (“NAV”) basis, the Fund returned 65.91%. During the same time period, the Custom Invesco S&P 500 Equal Weight Energy ETF Benchmark (a composite of the Previous Index through March 18, 2022, and of the Index for the remainder of the fiscal year, referred to herein as the “Blended-Index”) returned 66.93%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Blended-Index primarily due to the fees and expenses that the Fund incurred during the period, the effect of which was compounded during a time period of high returns.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 0.21%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 505 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based primarily on market capitalization. Furthermore, the Fund seeks to track an index that focuses on a particular sector, whereas the Benchmark Index is a broad-based index.

Relative to the Benchmark Index, the Fund was most overweight in the oil, gas & consumable fuels industry and most underweight in the software industry during the fiscal year ended April 30, 2022. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund being overweight in the oil, gas & consumable fuels industry.

For the fiscal year ended April 30, 2022, the oil, gas & consumable fuels industry contributed most significantly to the Fund’s return, followed by the energy equipment & services industry. No industry detracted from the Fund’s return during this period.

The position that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2022, was Devon Energy Corp., an oil, gas & consumable fuels company (portfolio average weight of 4.94%) and Marathon Oil Corp., an oil, gas & consumable fuels company (portfolio average weight of 4.90%). The only position that detracted from the Fund’s return during this period was NOV Inc., an energy equipment & services company (no longer held at fiscal year-end).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2022
Oil, Gas & Consumable Fuels	87.83
Energy Equipment & Services	12.00
Money Market Funds Plus Other Assets Less Liabilities	0.17

14

Invesco S&P 500® Equal Weight Energy ETF (RYE) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2022
Security
Valero Energy Corp.	5.43
Coterra Energy, Inc.	5.02
Marathon Petroleum Corp.	4.96
Hess Corp.	4.87
Marathon Oil Corp.	4.80
Williams Cos., Inc. (The)	4.80
Phillips 66	4.80
Targa Resources Corp.	4.79
APA Corp.	4.68
EOG Resources, Inc.	4.51
Total	48.66

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2022

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
Custom Invesco S&P 500 Equal Weight Energy ETF Benchmark	66.93%	12.01%	40.53%	6.37%	36.17%	2.77%	31.43%	4.31%	92.43%
S&P 500® Equal Weight Energy Plus Index	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
S&P 500® Equal Weight Energy Index	66.69	11.96	40.33	6.34	35.97	2.76	31.24	4.30	92.16
S&P 500® Index	0.21	13.85	47.56	13.66	89.68	13.67	260.05	9.60	314.05
Fund
NAV Return	65.91	11.58	38.92	5.98	33.71	2.41	26.84	3.85	79.56
Market Price Return	65.68	11.57	38.88	5.99	33.76	2.43	27.12	3.85	79.53

15

Invesco S&P 500® Equal Weight Energy ETF (RYE) (continued)

Guggenheim S&P 500® Equal Weight Energy ETF (the “Predecessor Fund”) Inception: November 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.40% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

-

The Custom Invesco S&P 500 Equal Weight Energy ETF Benchmark is comprised of the performance of the Previous Index from Fund Inception through the conversion date, March 18, 2022, followed by the performance of the Index starting from the conversion date through April 30, 2022.

16

RYF	Management’s Discussion of Fund Performance
Invesco S&P 500® Equal Weight Financials ETF (RYF)

As an index fund, the Invesco S&P 500® Equal Weight Financials ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Financials Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of all of the components of the S&P 500® Financials Index (the “Parent Index”), an index that contains the common stocks of all companies included in the S&P 500® Index that are classified as members of the financials sector, as defined according to the Global Industry Classification Standard (“GICS”). The financials sector includes companies involved in banking, thrifts and mortgage finance, specialized finance, consumer finance, asset management and custody banks, investment banking and brokerage and insurance, as well as financial exchanges and data and mortgage real estate investment trusts.

The Index is an equal-weighted version of the Parent Index. Unlike the Parent Index, which employs a float-adjusted market capitalization weighted methodology, the Index assigns each component security the same weight. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2022, on a market price basis, the Fund returned (2.08)%. On a net asset value (“NAV”) basis, the Fund returned (1.90)%. During the same time period, the Index returned (1.52)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 0.21%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 505 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based primarily on market capitalization. Furthermore, the Fund seeks to track an index that focuses on a particular sector, whereas the Benchmark Index is a broad-based index.

Relative to the Benchmark Index, the Fund was most overweight in the insurance industry and most underweight the software industry during the fiscal year ended April 30, 2022. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight allocation to and security selection within the capital markets industry.

For the fiscal year ended April 30, 2022, the insurance industry most significantly contributed to the Fund’s return, followed by the diversified financial services industry. The capital markets industry detracted most significantly from the Fund’s return during the period, followed by the banks and consumer finance industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2022, included W.R. Berkley Corp., an insurance company (portfolio average weight of 1.55%) and Chubb Ltd., an insurance company (portfolio average weight of 1.53%). Positions that detracted most significantly from the Fund’s return during this period included MarketAxess Holdings Inc., a capital markets company (portfolio average weight of 1.42%) and Invesco, Ltd., a capital markets company (portfolio average weight of 1.45%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2022
Insurance	35.52
Capital Markets	30.84
Banks	25.48
Consumer Finance	6.52
Diversified Financial Services	1.56
Money Market Funds Plus Other Assets Less Liabilities	0.08

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2022
Security
Arthur J. Gallagher & Co.	1.73
Marsh & McLennan Cos., Inc.	1.71
Discover Financial Services	1.70
Assurant, Inc.	1.69
W.R. Berkley Corp.	1.67
Synchrony Financial	1.66
Principal Financial Group, Inc.	1.66
Hartford Financial Services Group, Inc. (The)	1.65
American Express Co.	1.65
Moody’s Corp.	1.64
Total	16.76

*	Excluding money market fund holdings.

17

Invesco S&P 500® Equal Weight Financials ETF (RYF) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2022

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
S&P 500® Equal Weight Financials Index	(1.52)%	12.37%	41.88%	11.56%	72.83%	14.08%	273.31%	6.13%	151.32%
S&P 500® Index	0.21	13.85	47.56	13.66	89.68	13.67	260.05	9.60	314.05
Fund
NAV Return	(1.90)	11.97	40.39	11.15	69.62	13.54	256.18	5.44	127.20
Market Price Return	(2.08)	11.93	40.24	11.16	69.70	13.54	256.12	5.43	126.96

Guggenheim S&P 500® Equal Weight Financials ETF (the “Predecessor Fund”) Inception: November 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.40% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

18

RYH	Management’s Discussion of Fund Performance
Invesco S&P 500® Equal Weight Health Care ETF (RYH)

As an index fund, the Invesco S&P 500® Equal Weight Health Care ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Health Care Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of all of the components of the S&P 500® Health Care Index (the “Parent Index”), an index that contains the common stocks of all companies included in the S&P 500® Index that are classified as members of the health care sector, as defined according to the Global Industry Classification Standard (“GICS”). The health care sector includes health care providers and services, companies that manufacture and distribute health care equipment and supplies, health care technology companies and companies involved in the research, development, production and marketing of pharmaceuticals and biotechnology products.

The Index is an equal-weighted version of the Parent Index. Unlike the Parent Index, which employs a float-adjusted market capitalization weighted methodology, the Index assigns each component security the same weight. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2022, on a market price basis, the Fund returned 0.91%. On a net asset value (“NAV”) basis, the Fund returned 1.00%. During the same time period, the Index returned 1.42%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 0.21%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 505 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based primarily on market capitalization. Furthermore, the Fund seeks to track an index that focuses on a particular sector, whereas the Benchmark Index is a broad-based index.

Relative to the Benchmark Index, the Fund was most overweight in the health care equipment & supplies industry and most underweight in the software industry during the fiscal year ended April 30, 2022. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight allocation to the health care providers & services and pharmaceuticals industries, respectively.

For the fiscal year ended April 30, 2022, the health care providers & services industry contributed most significantly to the Fund’s return, followed by the pharmaceuticals and biotechnology industries, respectively. The health care equipment & supplies industry detracted most significantly from the Fund’s return, followed by the life sciences tools & services industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2022, included McKesson Corp., a health care providers & services company (portfolio average weight of 1.63%) and Eli Lilly and Co., a pharmaceuticals company (portfolio average weight of 1.61%). Positions that detracted most significantly from the Fund’s return during this period included Moderna, Inc., a biotechnology company (portfolio average weight of 1.07%) and Align Technology, Inc., a health care equipment & services company (portfolio average weight of 1.46%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2022
Health Care Equipment & Supplies	28.19
Health Care Providers & Services	24.88
Life Sciences Tools & Services	17.96
Pharmaceuticals	14.42
Biotechnology	12.93
Health Care Technology	1.57
Money Market Funds Plus Other Assets Less Liabilities	0.05

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2022
Security
Vertex Pharmaceuticals, Inc.	1.81
Merck & Co., Inc.	1.78
Cardinal Health, Inc.	1.73
McKesson Corp.	1.73
Eli Lilly and Co.	1.72
Bristol-Myers Squibb Co.	1.71
Cigna Corp.	1.71
Anthem, Inc.	1.69
Johnson & Johnson	1.67
UnitedHealth Group, Inc.	1.65
Total	17.20

*	Excluding money market fund holdings.

19

Invesco S&P 500® Equal Weight Health Care ETF (RYH) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2022

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
S&P 500® Equal Weight Health Care Index	1.42%	14.43%	49.82%	12.50%	80.21%	15.47%	321.39%	13.14%	577.37%
S&P 500® Index	0.21	13.85	47.56	13.66	89.68	13.67	260.05	9.60	314.05
Fund
NAV Return	1.00	13.98	48.07	12.06	76.74	14.97	303.48	12.49	519.51
Market Price Return	0.91	13.97	48.03	12.06	76.67	14.95	302.97	12.49	519.47

Guggenheim S&P 500® Equal Weight Health Care ETF (the “Predecessor Fund”) Inception: November 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.40% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

20

RGI	Management’s Discussion of Fund Performance
Invesco S&P 500® Equal Weight Industrials ETF (RGI)

As an index fund, the Invesco S&P 500® Equal Weight Industrials ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Industrials Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of all of the components of the S&P 500® Industrials Index (the “Parent Index”), an index that contains the common stocks of all companies included in the S&P 500® Index that are classified as members of the industrials sector, as defined according to the Global Industry Classification Standard (“GICS”). The industrials sector includes manufacturers and distributors of capital goods such as aerospace and defense, building products, electrical equipment and machinery, companies that offer construction and engineering services, providers of commercial and professional services including printing, environmental and facilities services, office services and supplies, security and alarm services, human resource and employment services, research and consulting services and providers of transportation services.

The Index is an equal-weighted version of the Parent Index. Unlike the Parent Index, which employs a float-adjusted market capitalization weighted methodology, the Index assigns each component security the same weight. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2022, on a market price basis, the Fund returned (3.71)%. On a net asset value (“NAV”) basis, the Fund returned (3.70)%. During the same time period, the Index returned (3.32)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 0.21%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 505 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based primarily on market capitalization. Furthermore, the Fund seeks to track an index that focuses on a particular sector, whereas the Benchmark Index is a broad-based index.

Relative to the Benchmark Index, the Fund was most overweight in the machinery industry and most underweight in the software industry during the fiscal year ended April 30, 2022. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight allocation to and security selection within the machinery industry.

For the fiscal year ended April 30, 2022, the aerospace & defense industry contributed most significantly to the Fund’s return, followed by the professional services and commercial services & supplies industries, respectively. The machinery industry detracted most significantly from the Fund’s return during this period, followed by the building products and industrial conglomerates industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2022, included Quanta Services, Inc., a construction & engineering company (portfolio average weight of 1.37%) and Republic Services Inc., a commercial services & supplies company (portfolio average weight of 1.41%). Positions that detracted most significantly from the Fund’s return during the period included Stanley Black & Decker, Inc., a machinery company (portfolio average weight of 1.31%) and Boeing Co., an aerospace & defense company (portfolio average weight of 1.32%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2022
Machinery	23.14
Aerospace & Defense	13.72
Professional Services	9.26
Building Products	9.22
Airlines	9.00
Commercial Services & Supplies	7.38
Electrical Equipment	6.63
Road & Rail	6.50
Air Freight & Logistics	5.41
Trading Companies & Distributors	4.31
Industrial Conglomerates	4.07
Industry Types Each Less Than 3%	1.32
Money Market Funds Plus Other Assets Less Liabilities	0.04

21

Invesco S&P 500® Equal Weight Industrials ETF (RGI) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2022
Security
Nielsen Holdings PLC	2.15
United Airlines Holdings, Inc.	2.03
Delta Air Lines, Inc.	1.89
American Airlines Group, Inc.	1.88
Southwest Airlines Co.	1.63
Verisk Analytics, Inc.	1.57
Alaska Air Group, Inc.	1.57
Jacobs Engineering Group, Inc.	1.56
Waste Management, Inc.	1.53
Cintas Corp.	1.51
Total	17.32

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2022

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
S&P 500® Equal Weight Industrials Index	(3.32)%	13.67%	46.87%	12.75%	82.24%	14.02%	271.32%	10.90%	396.96%
S&P 500® Index	0.21	13.85	47.56	13.66	89.68	13.67	260.05	9.60	314.05
Fund
NAV Return	(3.70)	13.26	45.30	12.32	78.74	13.54	255.97	10.38	362.20
Market Price Return	(3.71)	13.25	45.25	12.33	78.82	13.52	255.47	10.38	361.90

22

Invesco S&P 500® Equal Weight Industrials ETF (RGI) (continued)

Guggenheim S&P 500® Equal Weight Industrials ETF (the “Predecessor Fund”) Inception: November 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.40% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

23

RTM	Management’s Discussion of Fund Performance
Invesco S&P 500® Equal Weight Materials ETF (RTM)

As an index fund, the Invesco S&P 500® Equal Weight Materials ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Materials Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of all of the components of the S&P 500® Materials Index (the “Parent Index”), an index that contains the common stocks of all companies included in the S&P 500® Index that are classified as members of the materials sector, as defined according to the Global Industry Classification Standard (“GICS”). The materials sector includes companies that manufacture chemicals, construction materials, glass, paper, forest products and related packaging products, and metals, minerals and mining companies, including producers of steel.

The Index is an equal-weighted version of the Parent Index. Unlike the Parent Index, which employs a float-adjusted market capitalization weighted methodology, the Index assigns each component security the same weight. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2022, on a market price basis, the Fund returned 10.11%. On a net asset value (“NAV”) basis, the Fund returned 10.18%. During the same time period, the Index returned 10.58%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 0.21%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 505 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based primarily on market capitalization. Furthermore, the Fund seeks to track an index that focuses on a particular sector, whereas the Benchmark Index is a broad-based index.

Relative to the Benchmark Index, the Fund was most overweight in the chemicals industry and most underweight in the software industry during the fiscal year ended April 30, 2022. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight allocation to and security selection within the chemicals and metals & mining industries.

For the fiscal year ended April 30, 2022, the chemicals industry contributed most significantly to the Fund’s return followed by the metals & mining industry. No industry detracted from the Fund’s return during this period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2022, included CF Industries Holdings, Inc., a chemicals company (portfolio average weight of 3.95%) and Mosaic Co. (The), a chemicals company (portfolio average weight of 3.88%). Positions that detracted most significantly from the Fund’s return during the period included PPG Industries, Inc., a chemicals company (portfolio average weight of 3.54%) and Ecolab Inc., a chemicals company (portfolio average weight of 3.44%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2022
Chemicals	57.59
Containers & Packaging	25.56
Metals & Mining	10.14
Construction Materials	6.65
Money Market Funds Plus Other Assets Less Liabilities	0.06

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2022
Security
Sherwin-Williams Co. (The)	4.04
Nucor Corp.	3.93
WestRock Co.	3.92
Avery Dennison Corp.	3.82
Linde PLC	3.81
Dow, Inc.	3.74
International Paper Co.	3.74
Amcor PLC	3.73
Packaging Corp. of America	3.69
Corteva, Inc.	3.69
Total	38.11

*	Excluding money market fund holdings.

24

Invesco S&P 500® Equal Weight Materials ETF (RTM) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2022

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
S&P 500® Equal Weight Materials Index	10.58%	21.03%	77.30%	15.63%	106.67%	13.42%	252.30%	11.36%	429.97%
S&P 500® Index	0.21	13.85	47.56	13.66	89.68	13.67	260.05	9.60	314.05
Fund
NAV Return	10.18	20.64	75.56	15.20	102.93	12.94	237.73	10.76	386.99
Market Price Return	10.11	20.61	75.47	15.22	103.09	12.94	237.78	10.75	386.83

Guggenheim S&P 500® Equal Weight Materials ETF (the “Predecessor Fund”) Inception: November 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.40% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

25

EWRE	Management’s Discussion of Fund Performance
Invesco S&P 500® Equal Weight Real Estate ETF (EWRE)

As an index fund, the Invesco S&P 500® Equal Weight Real Estate ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Real Estate Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of all of the components of the S&P 500® Real Estate Index (the “Parent Index”), an index that contains the common stocks of all companies included in the S&P 500® Index that are classified as members of the real estate sector, as defined according to the Global Industry Classification Standard (“GICS”). The real estate sector includes companies operating in real estate development and operation, offering real estate related services and equity real estate investment trusts.

The Index is an equal-weighted version of the Parent Index. Unlike the Parent Index, which employs a float-adjusted market capitalization weighted methodology, the Index assigns each component security the same weight. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2022, on a market price basis, the Fund returned 13.37%. On a net asset value (“NAV”) basis, the Fund returned 13.20%. During the same time period, the Index returned 13.63%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 0.21%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 505 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based primarily on market capitalization. Furthermore, the Fund seeks to track an index that focuses on a particular sector, whereas the Benchmark Index is a broad-based index.

Relative to the Benchmark Index, the Fund was most overweight in the equity REITs industry and most underweight in the software industry during the fiscal year ended April 30, 2022. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund being overweight in the equity REITs industry. For the fiscal year ended April 30, 2022, the equity REITs industry contributed most significantly to the Fund’s return, followed by the real estate management & development industry. No industry detracted from the Fund’s return during this period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2022, included Iron Mountain, Inc., an equity REITs company (portfolio average weight of 3.41%) and Prologis, Inc, an equity REITs company (portfolio average weight of 3.54%). Positions that detracted most significantly from the Fund’s return during the period included Camden Property Trust, an equity REITs company (portfolio average weight of 0.22%) and Vornado Realty Trust, an equity REITs company (portfolio average weight of 3.31%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2022
Equity REITs	96.79
Real Estate Management & Development	3.17
Money Market Funds Plus Other Assets Less Liabilities	0.04

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2022
Security
Host Hotels & Resorts, Inc.	3.77
Prologis, Inc.	3.62
SBA Communications Corp., Class A	3.61
Digital Realty Trust, Inc.	3.59
Kimco Realty Corp.	3.57
Crown Castle International Corp.	3.56
Iron Mountain, Inc.	3.55
Realty Income Corp.	3.54
Weyerhaeuser Co.	3.47
Equinix, Inc.	3.46
Total	35.74

*	Excluding money market fund holdings.

26

Invesco S&P 500® Equal Weight Real Estate ETF (EWRE) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of April 30, 2022

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index	1 Year					Average Annualized	Cumulative
S&P 500® Equal Weight Real Estate Index	13.63%	13.72%	47.07%	11.88%	75.28%	10.29%	93.07%
S&P 500® Index	0.21	13.85	47.56	13.66	89.68	12.85	125.12
Fund
NAV Return	13.20	13.37	45.71	11.49	72.29	9.92	88.75
Market Price Return	13.37	13.41	45.87	11.58	72.96	10.03	89.96

Guggenheim S&P 500® Equal Weight Real Estate ETF (the “Predecessor Fund”) Inception: August 13, 2015

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.40% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

27

RYT	Management’s Discussion of Fund Performance
Invesco S&P 500® Equal Weight Technology ETF (RYT)

As an index fund, the Invesco S&P 500® Equal Weight Technology ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Information Technology Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of all of the components of the S&P 500® Information Technology Index (the “Parent Index”), an index that contains the common stocks of all companies included in the S&P 500® Index that are classified as members of the information technology sector, as defined according to the Global Industry Classification Standard (“GICS”). The information technology sector includes companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments and semiconductors.

The Index is an equal-weighted version of the Parent Index. Unlike the Parent Index, which employs a float-adjusted market capitalization weighted methodology, the Index assigns each component security the same weight. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2022, on a market price basis, the Fund returned (6.08)%. On a net asset value (“NAV”) basis, the Fund returned (6.10)%. During the same time period, the Index returned (5.73)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 0.21%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 505 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based primarily on market capitalization. Furthermore, the Fund seeks to track an index that focuses on a particular sector, whereas the Benchmark Index is a broad-based index.

Relative to the Benchmark Index, the Fund was most overweight in the IT services industry and most underweight in the interactive media & services industry during the fiscal year ended April 30,

2022. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight allocation to the IT services industry. For the fiscal year ended April 30, 2022, the communications equipment industry was the only industry to contribute to the Fund’s return. The IT services industry detracted most significantly from the Fund’s return during this period, followed by the electronic equipment, instruments and components and software industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2022, included Arista Networks, Inc., a communications equipment company (portfolio average weight of 1.46%) and Gartner, Inc., an IT Services company (portfolio average weight of 1.41%). Positions that detracted most significantly from the Fund’s return during this period included PayPal Holdings, Inc., an IT services company (portfolio average weight of 1.22%) and IPG Photonics Corp., an electronic equipment, instruments & components company (portfolio average weight of 1.23%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2022
IT Services	26.56
Semiconductors & Semiconductor Equipment	23.88
Software	23.64
Electronic Equipment, Instruments & Components	11.71
Technology Hardware, Storage & Peripherals	8.00
Communications Equipment	6.24
Money Market Funds Plus Other Assets Less Liabilities	(0.03)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2022
Security
EPAM Systems, Inc.	1.78
Western Digital Corp.	1.58
Mastercard, Inc., Class A	1.51
Fidelity National Information Services, Inc.	1.49
PTC, Inc.	1.48
FleetCor Technologies, Inc.	1.46
Roper Technologies, Inc.	1.46
Visa, Inc., Class A	1.46
Global Payments, Inc.	1.45
International Business Machines Corp.	1.44
Total	15.11

*	Excluding money market fund holdings.

28

Invesco S&P 500® Equal Weight Technology ETF (RYT) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2022

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
S&P 500® Equal Weight Information Technology Index	(5.73)%	14.40%	49.72%	17.73%	126.14%	18.18%	431.53%	12.94%	558.86%
S&P 500® Index	0.21	13.85	47.56	13.66	89.68	13.67	260.05	9.60	314.05
Fund
NAV Return	(6.10)	13.95	47.94	17.25	121.59	17.67	408.96	12.41	512.47
Market Price Return	(6.08)	13.95	47.96	17.24	121.48	17.67	408.86	12.41	512.42

Guggenheim S&P 500® Equal Weight Technology ETF (the “Predecessor Fund”) Inception: November 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.40% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

29

RYU	Management’s Discussion of Fund Performance
Invesco S&P 500® Equal Weight Utilities ETF (RYU)

As an index fund, the Invesco S&P 500® Equal Weight Utilities ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Utilities Plus Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of all of the components of the S&P 500® Utilities Index (the “Parent Index”), an index that contains the common stocks of all companies included in the S&P 500® Index that are classified as members of the utilities sector, as defined according to the Global Industry Classification Standard (“GICS”), with a 22 company minimum count. The utilities sector includes utility companies such as electric, gas and water utilities, independent power producers and energy traders and companies that engage in generation and distribution of electricity using renewable sources. In the event there are fewer than 22 companies eligible for inclusion in the Index at a quarterly rebalance, the Index will be supplemented with the largest utilities companies in the S&P MidCap 400® Index based on float-adjusted market capitalization until the 22 company minimum is reached. Any supplementary companies that are added to the Index will remain in the Index until at least the next quarterly rebalance, at which point those companies will be reviewed.

The Index is an equal-weighted version of the Parent Index. Unlike the Parent Index, which employs a float-adjusted market capitalization weighted methodology, the Index assigns each component security the same weight. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2022, on a market price basis, the Fund returned 11.15%. On a net asset value (“NAV”) basis, the Fund returned 10.90%. During the same time period, the Index returned 11.39%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 0.21%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 505 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based primarily on market capitalization. Furthermore, the Fund seeks to track an index that focuses on a particular sector, whereas the Benchmark Index is a broad-based index.

Relative to the Benchmark Index, the Fund was most overweight in the electric utilities industry and most underweight in the software industry during the fiscal year ended April 30, 2022. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund being overweight to and security selection in the electric utilities industry.

For the fiscal year ended April 30, 2022, the electric utilities industry contributed most significantly to the Fund’s return, followed by the multi-utilities and gas utilities industries, respectively. The independent power and renewable electricity producers industry was the only industry to detract from the Fund’s return during this period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2022, included Exelon Corp., an electric utilities company (portfolio average weight of 3.54%) and CenterPoint Energy, Inc., a multi-utilities company (portfolio average weight of 3.59%). Positions that detracted most significantly from the Fund’s return during this period included AES Corp. (The), an independent power and renewable electricity producers company (portfolio average weight of 3.41%) and Pinnacle West Capital Corp., an electric utilities company (portfolio average weight of 3.47%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2022
Electric Utilities	55.30
Multi-Utilities	34.74
Water Utilities	3.39
Gas Utilities	3.33
Independent Power and Renewable Electricity Producers	3.08
Money Market Funds Plus Other Assets Less Liabilities	0.16

30

Invesco S&P 500® Equal Weight Utilities ETF (RYU) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2022
Security
Constellation Energy Corp.	4.01
Entergy Corp.	3.65
PPL Corp.	3.60
CenterPoint Energy, Inc.	3.60
Exelon Corp.	3.58
Southern Co. (The)	3.57
WEC Energy Group, Inc.	3.56
Edison International	3.55
Ameren Corp.	3.55
Public Service Enterprise Group, Inc.	3.54
Total	36.21

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2022

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
S&P 500® Equal Weight Utilities Plus Index	11.39%	9.79%	32.33%	10.19%	62.42%	11.78%	204.45%	9.06%	283.69%
S&P 500® Index	0.21	13.85	47.56	13.66	89.68	13.67	260.05	9.60	314.05
Fund
NAV Return	10.90	9.39	30.91	9.77	59.40	11.32	192.11	8.56	257.11
Market Price Return	11.15	9.40	30.95	9.75	59.23	11.32	192.33	8.56	257.04

31

Invesco S&P 500® Equal Weight Utilities ETF (RYU) (continued)

Guggenheim S&P 500® Equal Weight Utilities ETF (the “Predecessor Fund”) Inception: November 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.40% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

32

EWMC	Management’s Discussion of Fund Performance
Invesco S&P MidCap 400® Equal Weight ETF (EWMC)

As an index fund, the Invesco S&P MidCap 400® Equal Weight ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P MidCap 400® Equal Weight Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which consists of all of the components of the S&P MidCap 400® Index (the “Parent Index”), a broad-based index of approximately 400 securities that measures the mid-cap segment of the U.S. equity market. Such components include common stock of companies listed on certain U.S. exchanges and also may include equity interests in real estate investment trusts (“REITs”).

The Index is an equal-weighted version of the Parent Index. Unlike the Parent Index, which employs a float-adjusted market capitalization weighted methodology, the Index assigns each component security the same weight. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2022, on a market price basis, the Fund returned (6.81)%. On a net asset value (“NAV”) basis, the Fund returned (6.72)%. During the same time period, the Index returned (6.37)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period.

During this same time period, the S&P MidCap 400® Index (the “Benchmark Index”) returned (7.03)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 400 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. midcap market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the industrials sector during the fiscal year ended April 30, 2022. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s security selection in the consumer discretionary and industrials sectors, respectively.

For the fiscal year ended April 30, 2022, the energy sector contributed most significantly to the Fund’s return, followed by the real estate and materials sectors, respectively. The consumer discretionary sector detracted most significantly from the Fund’s return during this period, followed by the information technology and health care sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2022, included Avis Budget Group, Inc., an industrials company (portfolio average weight of 0.33%) and Murphy Oil Corp., an energy company (portfolio average weight of 0.28%). Positions that detracted most significantly from the Fund’s return during this period included Cerence, Inc., an information technology company (no longer held at fiscal year-end) and Boston Beer Co., Inc. (The), Class A, a consumer staples company (portfolio average weight of 0.22%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2022
Industrials	16.86
Consumer Discretionary	15.80
Financials	14.60
Information Technology	13.92
Health Care	9.27
Real Estate	8.54
Materials	6.81
Consumer Staples	4.83
Utilities	3.62
Energy	3.47
Communication Services	2.21
Money Market Funds Plus Other Assets Less Liabilities	0.07

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2022
Security
EQT Corp.	0.38
SailPoint Technologies Holding, Inc.	0.37
GameStop Corp., Class A	0.35
Murphy USA, Inc.	0.34
Alleghany Corp.	0.34
Avis Budget Group, Inc.	0.33
Chemours Co. (The)	0.32
FirstCash Holdings, Inc.	0.32
Pilgrim’s Pride Corp.	0.32
Ollie’s Bargain Outlet Holdings, Inc.	0.31
Total	3.38

*	Excluding money market fund holdings.

33

Invesco S&P MidCap 400® Equal Weight ETF (EWMC) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2022

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
Blended—S&P MidCap 400® Equal Weight Index	(6.37)%	10.79%	36.00%	9.36%	56.39%	11.58%	199.05%	11.47%	245.30%
S&P MidCap 400® Index	(7.03)	9.91	32.78	9.29	55.94	11.40	194.47	11.20	235.65
Fund
NAV Return	(6.72)	10.40	34.57	8.96	53.60	11.12	187.01	11.03	229.75
Market Price Return	(6.81)	10.36	34.43	8.93	53.40	11.13	187.40	11.02	229.45

Guggenheim S&P MidCap 400® Equal Weight ETF (the “Predecessor Fund”) Inception: December 3, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.40% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—S&P MidCap 400® Equal Weight Index performance is comprised of the performance of the Russell MidCap Equal Weight Index, the Fund’s previous underlying index, prior to the conversion date, January 26, 2016, followed by the performance of the Index, starting from the conversion date through April 30, 2022.

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

34

EWSC	Management’s Discussion of Fund Performance
Invesco S&P SmallCap 600® Equal Weight ETF (EWSC)

As an index fund, the Invesco S&P SmallCap 600® Equal Weight ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Equal Weight Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which consists of all of the components of the S&P SmallCap 600® Index (the Parent Index”), a broad-based index of approximately 600 securities that measures the small-cap segment of the U.S. equity market. Such components include common stock of companies listed on certain U.S. exchanges and also may include equity interests in real estate investment trusts (“REITs”).

The Index is an equal-weighted version of the Parent Index. Unlike the Parent Index, which employs a float-adjusted market capitalization weighted methodology, the Index assigns each component security the same weight. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2022, on a market price basis, the Fund returned (8.54)%. On a net asset value (“NAV”) basis, the Fund returned (8.27)%. During the same time period, the Index returned (7.97)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period.

During this same time period, the S&P SmallCap 600® Index (the “Benchmark Index”) returned (8.54)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. small cap market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the health care sector and most underweight in the information technology sector during the fiscal year ended April 30, 2022. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s security selection in the materials and industrials sectors, respectively.

For the fiscal year ended April 30, 2022, the energy sector contributed most significantly to the Fund’s return, followed by the materials sector. The consumer discretionary sector detracted most significantly from the Fund’s return during this period, followed by the health care and financials sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2022, included CONSOL Energy, Inc., an energy company (portfolio average weight of 0.20%) and Lantheus Holdings, Inc., a health care company (portfolio average weight of 0.19%). Positions that detracted most significantly from the Fund’s return during this period included Tabula Rasa Healthcare, Inc., a health care company (no longer held at fiscal year-end) and SelectQuote, Inc., a financials company (portfolio average weight of 0.12%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2022
Financials	17.45
Industrials	14.55
Consumer Discretionary	14.48
Health Care	13.51
Information Technology	11.17
Real Estate	8.05
Materials	6.22
Consumer Staples	5.53
Energy	4.95
Sector Types Each Less Than 3%	4.04
Money Market Funds Plus Other Assets Less Liabilities	0.05

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2022
Security
Plantronics, Inc.	0.27
CONSOL Energy, Inc.	0.25
CoreCivic, Inc.	0.25
Southwestern Energy Co.	0.24
Natus Medical, Inc.	0.24
Sylvamo Corp.	0.23
Chico’s FAS, Inc.	0.23
Guess?, Inc.	0.23
Cutera, Inc.	0.23
Chefs’ Warehouse, Inc. (The)	0.23
Total	2.40

*	Excluding money market fund holdings.

35

Invesco S&P SmallCap 600® Equal Weight ETF (EWSC) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2022

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
Blended—S&P SmallCap 600® Equal Weight Index	(7.97)%	11.59%	38.97%	9.80%	59.59%	10.41%	169.14%	9.80%	190.51%
S&P SmallCap 600® Index	(8.54)	9.15	30.06	8.91	53.22	11.79	204.75	11.68	252.60
Fund
NAV Return	(8.27)	11.21	37.55	9.43	56.93	9.99	159.02	9.35	177.26
Market Price Return	(8.54)	11.24	37.65	9.29	55.93	9.97	158.65	9.32	176.51

Guggenheim S&P SmallCap 600® Equal Weight ETF (the “Predecessor Fund”) Inception: December 3, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.40% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—S&P SmallCap 600® Equal Weight Index performance is comprised of the performance of the Russell 2000® Equal Weight Index, the Fund’s previous underlying index, prior to the conversion date, January 26, 2016, followed by the performance of the Index, starting from the conversion date through April 30, 2022.

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

36

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Funds have adopted and implemented a liquidity risk management program (the “Program”). The Program is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that the Funds could not meet redemption requests without significant dilution of remaining investors’ interests in the Funds. The Board of Trustees of the Funds (the “Board”) has appointed Invesco Capital Management LLC (“Invesco”), the Funds’ investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco and its affiliates.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Funds’ liquidity risk that takes into account, as relevant to the Funds’ liquidity risk: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements; (4) the relationship between the Funds’ portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (5) the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio. The Liquidity Rule also requires the classification of each Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. Each Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, a Fund may not acquire an investment if, immediately after the acquisition, over 15% of such Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of such Fund’s assets.

At a meeting held on March 15, 2022, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2021 through December 31, 2021 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus pandemic on the Funds and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

•	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Funds’ liquidity risk and was operated effectively to achieve that goal;

•	Each Fund’s investment strategy remained appropriate for an open-end fund;

•	Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

•	The Funds did not breach the 15% limit on Illiquid Investments; and

•	The Funds primarily held Highly Liquid Investments and therefore have not adopted an HLIM.

37

Invesco S&P 500® Equal Weight ETF (RSP)

April 30, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.89%
Communication Services-4.28%
Activision Blizzard, Inc.	808,627	$61,132,201
Alphabet, Inc., Class A(b)	12,635	28,835,471
Alphabet, Inc., Class C(b)	11,743	27,001,032
AT&T, Inc.	3,616,418	68,205,644
Charter Communications, Inc., Class A(b)(c)	115,972	49,692,842
Comcast Corp., Class A	1,442,486	57,353,243
DISH Network Corp., Class A(b)(c)	2,161,144	61,614,215
Electronic Arts, Inc.	530,735	62,653,267
Fox Corp., Class A	1,160,888	41,606,226
Fox Corp., Class B	532,744	17,708,411
Interpublic Group of Cos., Inc. (The)	1,931,765	63,014,174
Live Nation Entertainment, Inc.(b)(c)	598,089	62,727,574
Lumen Technologies, Inc.(c)	6,029,363	60,655,392
Match Group, Inc.(b)(c)	734,392	58,127,127
Meta Platforms, Inc., Class A(b)	346,221	69,406,924
Netflix, Inc.(b)	190,944	36,348,100
News Corp., Class A	2,353,152	46,733,599
News Corp., Class B	729,013	14,514,649
Omnicom Group, Inc.	852,257	64,882,325
Paramount Global, Class B(c)	1,990,786	57,971,688
Take-Two Interactive Software, Inc.(b)(c)	422,933	50,544,723
T-Mobile US, Inc.(b)	521,386	64,203,472
Twitter, Inc.(b)(c)	1,967,883	96,465,625
Verizon Communications, Inc.	1,224,364	56,688,053
Walt Disney Co. (The)(b)	492,633	54,992,622
Warner Bros Discovery, Inc.(b)	2,705,833	49,110,877

		1,382,189,476

Consumer Discretionary-11.78%
Advance Auto Parts, Inc.	318,410	63,564,188
Amazon.com, Inc.(b)	22,303	55,437,006
Aptiv PLC(b)	611,786	65,094,030
AutoZone, Inc.(b)	35,011	68,462,960
Bath & Body Works, Inc.(c)	1,387,085	73,362,926
Best Buy Co., Inc.	686,364	61,724,715
Booking Holdings, Inc.(b)	31,833	70,360,798
BorgWarner, Inc.(c)	1,788,102	65,855,797
Caesars Entertainment, Inc.(b)(c)	868,202	57,544,429
CarMax, Inc.(b)(c)	654,601	56,151,674
Carnival Corp.(b)(c)	3,710,712	64,195,318
Chipotle Mexican Grill, Inc.(b)	44,009	64,059,940
D.R. Horton, Inc.	802,268	55,829,830
Darden Restaurants, Inc.	503,402	66,313,145
Dollar General Corp.	315,731	74,995,584
Dollar Tree, Inc.(b)	442,404	71,868,530
Domino’s Pizza, Inc.(c)	168,218	56,857,684
eBay, Inc.	1,297,098	67,345,328
Etsy, Inc.(b)(c)	535,426	49,896,349
Expedia Group, Inc.(b)(c)	362,461	63,340,060
Ford Motor Co.	4,048,537	57,327,284
Garmin Ltd.	591,418	64,902,211
General Motors Co.(b)	1,564,172	59,297,761
Genuine Parts Co.(c)	533,469	69,377,643
Hasbro, Inc.	750,857	66,120,467
Hilton Worldwide Holdings, Inc.(b)(c)	458,090	71,136,796
Home Depot, Inc. (The)	204,825	61,529,430

	Shares	Value
Consumer Discretionary-(continued)
Las Vegas Sands Corp.(b)(c)	1,782,816	$63,165,171
Lennar Corp., Class A	750,008	57,368,112
LKQ Corp.	1,474,020	73,155,613
Lowe’s Cos., Inc.	292,082	57,753,374
Marriott International, Inc., Class A(b)	401,590	71,290,257
McDonald’s Corp.	286,203	71,310,339
MGM Resorts International	1,619,030	66,444,991
Mohawk Industries, Inc.(b)	495,467	69,890,575
Newell Brands, Inc.(c)	3,008,965	69,657,540
NIKE, Inc., Class B	529,463	66,024,036
Norwegian Cruise Line Holdings Ltd.(b)(c)	3,712,595	74,363,278
NVR, Inc.(b)	13,356	58,448,661
O’Reilly Automotive, Inc.(b)	96,012	58,236,079
Penn National Gaming, Inc.(b)(c)	1,521,617	55,645,534
Pool Corp.	147,017	59,574,229
PulteGroup, Inc.	1,399,864	58,458,321
PVH Corp.	895,500	65,174,490
Ralph Lauren Corp.(c)	604,042	63,025,742
Ross Stores, Inc.	740,045	73,834,290
Royal Caribbean Cruises Ltd.(b)(c)	948,820	73,751,779
Starbucks Corp.	785,010	58,593,146
Tapestry, Inc.	1,890,307	62,228,906
Target Corp.	313,609	71,706,698
Tesla, Inc.(b)	81,769	71,201,174
TJX Cos., Inc. (The)	1,056,984	64,771,979
Tractor Supply Co.	286,636	57,742,822
Ulta Beauty, Inc.(b)	176,197	69,914,970
Under Armour, Inc., Class A(b)	2,072,823	31,838,561
Under Armour, Inc., Class C(b)(c)	2,362,988	33,530,800
VF Corp.(c)	1,213,576	63,105,952
Whirlpool Corp.(c)	350,262	63,579,558
Wynn Resorts Ltd.(b)	897,925	63,285,754
Yum! Brands, Inc.	558,304	65,327,151

		3,805,351,765

Consumer Staples-7.02%
Altria Group, Inc.	1,286,527	71,492,305
Archer-Daniels-Midland Co.	777,191	69,605,226
Brown-Forman Corp., Class B	1,027,020	69,262,229
Campbell Soup Co.(c)	1,539,741	72,706,570
Church & Dwight Co., Inc.	682,407	66,575,627
Clorox Co. (The)	499,007	71,592,534
Coca-Cola Co. (The)	1,121,079	72,432,914
Colgate-Palmolive Co.	880,188	67,818,485
Conagra Brands, Inc.	2,157,151	75,349,285
Constellation Brands, Inc., Class A	305,766	75,245,955
Costco Wholesale Corp.	123,294	65,557,886
Estee Lauder Cos., Inc. (The), Class A	245,663	64,869,772
General Mills, Inc.	1,043,017	73,772,592
Hershey Co. (The)	317,210	71,616,502
Hormel Foods Corp.(c)	1,286,527	67,401,150
JM Smucker Co. (The)	504,014	69,014,637
Kellogg Co.	1,085,218	74,337,433
Kimberly-Clark Corp.	552,419	76,692,330
Kraft Heinz Co. (The)	1,737,976	74,089,917
Kroger Co. (The)	1,162,071	62,705,351
Lamb Weston Holdings, Inc.	1,282,484	84,772,192

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Invesco S&P 500® Equal Weight ETF (RSP)–(continued)

April 30, 2022

	Shares	Value
Consumer Staples-(continued)
McCormick & Co., Inc.	672,919	$67,675,464
Molson Coors Beverage Co., Class B(c)	1,277,621	69,170,401
Mondelez International, Inc., Class A	1,098,340	70,820,963
Monster Beverage Corp.(b)	886,638	75,967,144
PepsiCo, Inc.	422,286	72,510,729
Philip Morris International, Inc.	730,543	73,054,300
Procter & Gamble Co. (The)	453,548	72,817,131
Sysco Corp.	834,417	71,325,965
Tyson Foods, Inc., Class A	741,038	69,035,100
Walgreens Boots Alliance, Inc.	1,368,591	58,028,258
Walmart, Inc.	457,142	69,938,155

		2,267,254,502

Energy-4.28%
APA Corp.	1,663,778	68,098,434
Baker Hughes Co., Class A	1,725,605	53,528,267
Chevron Corp.	379,979	59,531,310
ConocoPhillips	660,248	63,066,889
Coterra Energy, Inc.	2,534,639	72,972,257
Devon Energy Corp.	1,107,788	64,440,028
Diamondback Energy, Inc.	501,230	63,270,263
EOG Resources, Inc.	562,181	65,640,254
Exxon Mobil Corp.	765,079	65,222,985
Halliburton Co.	1,736,054	61,838,243
Hess Corp.(c)	686,409	70,748,176
Kinder Morgan, Inc.	3,587,813	65,118,806
Marathon Oil Corp.	2,802,881	69,847,794
Marathon Petroleum Corp.	828,132	72,262,798
Occidental Petroleum Corp.	1,121,365	61,775,998
ONEOK, Inc.	983,242	62,268,716
Phillips 66	804,116	69,765,104
Pioneer Natural Resources Co.(c)	279,972	65,085,091
Schlumberger N.V.(c)	1,514,575	59,083,571
Valero Energy Corp.	708,359	78,967,861
Williams Cos., Inc. (The)(c)	2,036,119	69,818,520

		1,382,351,365

Financials-12.68%
Aflac, Inc.	1,082,791	62,022,268
Allstate Corp. (The)	526,776	66,658,235
American Express Co.	386,919	67,598,618
American International Group, Inc.	1,139,253	66,657,693
Ameriprise Financial, Inc.	238,899	63,425,296
Aon PLC, Class A	216,125	62,241,839
Arthur J. Gallagher & Co.	422,582	71,200,841
Assurant, Inc.	382,847	69,632,212
Bank of America Corp.	1,609,903	57,441,339
Bank of New York Mellon Corp. (The)	1,288,701	54,202,764
Berkshire Hathaway, Inc., Class B(b)	195,291	63,045,794
BlackRock, Inc.	94,376	58,954,800
Brown & Brown, Inc.	1,035,400	64,174,092
Capital One Financial Corp.(c)	499,270	62,219,027
Cboe Global Markets, Inc.	569,627	64,356,458
Charles Schwab Corp. (The)	809,318	53,682,063
Chubb Ltd.	322,326	66,544,203
Cincinnati Financial Corp.	533,645	65,456,896
Citigroup, Inc.	1,176,350	56,711,833
Citizens Financial Group, Inc.	1,385,083	54,572,270
CME Group, Inc., Class A	287,332	63,023,401
Comerica, Inc.	737,740	60,420,906
Discover Financial Services	611,978	68,823,046

	Shares	Value
Financials-(continued)
Everest Re Group Ltd.	239,295	$65,736,729
FactSet Research Systems, Inc.	157,346	63,487,538
Fifth Third Bancorp	1,475,660	55,381,520
First Republic Bank	404,629	60,378,739
Franklin Resources, Inc.(c)	2,382,272	58,580,068
Globe Life, Inc.	670,673	65,779,608
Goldman Sachs Group, Inc. (The)	199,214	60,857,885
Hartford Financial Services Group, Inc. (The)	969,817	67,819,303
Huntington Bancshares, Inc.	4,411,323	58,008,897
Intercontinental Exchange, Inc.	513,676	59,488,818
Invesco Ltd.(d)	3,240,408	59,558,699
JPMorgan Chase & Co.	503,822	60,136,194
KeyCorp	2,833,051	54,706,215
Lincoln National Corp.	1,051,728	63,261,439
Loews Corp.	1,067,519	67,082,894
M&T Bank Corp.	376,998	62,822,947
MarketAxess Holdings, Inc.	188,862	49,785,912
Marsh & McLennan Cos., Inc.	434,186	70,207,876
MetLife, Inc.	1,011,411	66,429,474
Moody’s Corp.	213,400	67,536,832
Morgan Stanley	763,077	61,496,375
MSCI, Inc.	141,962	59,801,492
Nasdaq, Inc.	393,881	61,985,053
Northern Trust Corp.	618,034	63,688,404
PNC Financial Services Group, Inc. (The)	356,383	59,195,216
Principal Financial Group, Inc.(c)	998,315	68,025,184
Progressive Corp. (The)	615,656	66,096,828
Prudential Financial, Inc.	612,351	66,446,207
Raymond James Financial, Inc.	675,592	65,843,196
Regions Financial Corp.	2,963,673	61,407,305
S&P Global, Inc.(c)	171,119	64,426,346
Signature Bank	224,392	54,358,962
State Street Corp.	781,914	52,364,781
SVB Financial Group(b)	122,573	59,771,498
Synchrony Financial	1,853,422	68,224,464
T. Rowe Price Group, Inc.(c)	476,442	58,621,424
Travelers Cos., Inc. (The)	373,870	63,954,202
Truist Financial Corp.	1,136,519	54,950,694
U.S. Bancorp	1,233,219	59,885,115
W.R. Berkley Corp.	1,032,225	68,632,640
Wells Fargo & Co.	1,339,677	58,450,108
Willis Towers Watson PLC	294,001	63,169,055
Zions Bancorporation N.A.	1,011,257	57,146,133

		4,098,054,163

Health Care-12.80%
Abbott Laboratories	569,529	64,641,542
AbbVie, Inc.	436,695	64,141,762
ABIOMED, Inc.(b)(c)	226,278	64,846,749
Agilent Technologies, Inc.	498,445	59,449,535
Align Technology, Inc.(b)	161,893	46,934,400
AmerisourceBergen Corp.	449,586	68,017,866
Amgen, Inc.	283,777	66,173,959
Anthem, Inc.	137,068	68,798,541
Baxter International, Inc.(c)	845,184	60,058,775
Becton, Dickinson and Co.	261,385	64,611,758
Biogen, Inc.(b)	328,517	68,147,566
Bio-Rad Laboratories, Inc., Class A(b)	122,732	62,846,148
Bio-Techne Corp.	161,826	61,443,714

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Invesco S&P 500® Equal Weight ETF (RSP)–(continued)

April 30, 2022

	Shares	Value
Health Care-(continued)
Boston Scientific Corp.(b)	1,557,217	$65,574,408
Bristol-Myers Squibb Co.	943,843	71,043,063
Cardinal Health, Inc.	1,235,058	71,695,117
Catalent, Inc.(b)	675,661	61,187,860
Centene Corp.(b)	779,011	62,749,336
Cerner Corp.	695,534	65,129,804
Charles River Laboratories International, Inc.(b)	250,013	60,380,640
Cigna Corp.	286,215	70,632,138
Cooper Cos., Inc. (The)	170,996	61,736,396
CVS Health Corp.	628,617	60,428,952
Danaher Corp.	247,231	62,087,121
DaVita, Inc.(b)	590,523	63,994,978
DENTSPLY SIRONA, Inc.	1,331,605	53,250,884
DexCom, Inc.(b)	166,578	68,060,439
Edwards Lifesciences Corp.(b)	627,875	66,416,617
Eli Lilly and Co.	244,293	71,365,314
Gilead Sciences, Inc.	1,119,565	66,434,987
HCA Healthcare, Inc.	238,219	51,109,886
Henry Schein, Inc.(b)	771,545	62,572,300
Hologic, Inc.(b)	935,301	67,332,319
Humana, Inc.	152,412	67,756,279
IDEXX Laboratories, Inc.(b)	130,398	56,133,731
Illumina, Inc.(b)	213,812	63,427,330
Incyte Corp.(b)	878,206	65,830,322
Intuitive Surgical, Inc.(b)	237,343	56,796,180
IQVIA Holdings, Inc.(b)	304,056	66,281,167
Johnson & Johnson	383,208	69,153,716
Laboratory Corp. of America Holdings(b)	244,521	58,753,506
McKesson Corp.	231,587	71,701,651
Medtronic PLC	625,684	65,296,382
Merck & Co., Inc.	829,822	73,596,913
Mettler-Toledo International, Inc.(b)	49,407	63,118,925
Moderna, Inc.(b)	469,652	63,125,925
Molina Healthcare, Inc.(b)	207,158	64,933,675
Organon & Co.(c)	1,812,501	58,598,157
PerkinElmer, Inc.	389,626	57,123,068
Pfizer, Inc.	1,291,791	63,388,184
Quest Diagnostics, Inc.	476,408	63,762,447
Regeneron Pharmaceuticals, Inc.(b)	99,200	65,383,712
ResMed, Inc.	272,537	54,499,224
STERIS PLC(c)	297,046	66,553,156
Stryker Corp.	262,104	63,235,211
Teleflex, Inc.	193,352	55,225,198
Thermo Fisher Scientific, Inc.	122,750	67,870,930
UnitedHealth Group, Inc.	134,420	68,359,291
Universal Health Services, Inc., Class B(c)	431,478	52,868,999
Vertex Pharmaceuticals, Inc.(b)	275,225	75,196,974
Viatris, Inc.	6,480,842	66,947,098
Waters Corp.(b)	207,249	62,800,592
West Pharmaceutical Services, Inc.	178,715	56,305,948
Zimmer Biomet Holdings, Inc.	546,544	65,995,188
Zoetis, Inc.	350,465	62,119,921

		4,135,433,874

Industrials-14.28%
3M Co.	460,668	66,437,539
A.O. Smith Corp.	988,047	57,731,586
Alaska Air Group, Inc.(b)(c)	1,330,269	72,353,331

	Shares	Value
Industrials-(continued)
Allegion PLC	583,560	$66,665,894
American Airlines Group, Inc.(b)(c)	4,631,560	86,934,381
AMETEK, Inc.	511,590	64,593,353
Boeing Co. (The)(b)	368,563	54,856,917
C.H. Robinson Worldwide, Inc.(c)	635,151	67,421,279
Carrier Global Corp.	1,502,675	57,507,372
Caterpillar, Inc.	302,365	63,659,927
Cintas Corp	175,828	69,849,431
Copart, Inc.(b)	562,286	63,903,804
CSX Corp.	1,871,709	64,274,487
Cummins, Inc.	326,660	61,800,805
Deere & Co.	167,015	63,056,513
Delta Air Lines, Inc.(b)	2,024,648	87,120,603
Dover Corp.	428,263	57,087,458
Eaton Corp. PLC	441,913	64,086,223
Emerson Electric Co.	698,310	62,973,596
Equifax, Inc.	289,922	59,004,925
Expeditors International of Washington, Inc.	652,347	64,628,017
Fastenal Co.	1,203,250	66,551,757
FedEx Corp.	304,657	60,547,532
Fortive Corp.	1,154,783	66,400,023
Fortune Brands Home & Security, Inc.	774,019	55,148,854
Generac Holdings, Inc.(b)(c)	230,783	50,629,175
General Dynamics Corp.	279,601	66,134,025
General Electric Co.	703,646	52,456,809
Honeywell International, Inc.	356,210	68,930,197
Howmet Aerospace, Inc.(c)	1,925,907	65,711,947
Huntington Ingalls Industries, Inc.	314,951	67,002,676
IDEX Corp.	342,592	65,030,813
Illinois Tool Works, Inc.	318,747	62,828,221
Ingersoll Rand, Inc.	1,364,365	59,977,485
J.B. Hunt Transport Services, Inc.	321,233	54,882,658
Jacobs Engineering Group, Inc.	519,507	71,977,695
Johnson Controls International PLC	1,073,698	64,282,299
L3Harris Technologies, Inc.	260,477	60,498,388
Leidos Holdings, Inc.	636,799	65,915,064
Lockheed Martin Corp.	148,422	64,136,115
Masco Corp.	1,208,514	63,676,603
Nielsen Holdings PLC	3,708,441	99,423,303
Nordson Corp.	299,726	64,647,901
Norfolk Southern Corp.	242,863	62,629,510
Northrop Grumman Corp.	149,185	65,551,889
Old Dominion Freight Line, Inc.	210,421	58,943,131
Otis Worldwide Corp.	896,953	65,334,057
PACCAR, Inc.	759,131	63,045,830
Parker-Hannifin Corp.	239,667	64,906,617
Pentair PLC	1,206,974	61,253,931
Quanta Services, Inc.	526,923	61,112,530
Raytheon Technologies Corp.	671,188	63,702,453
Republic Services, Inc.	512,960	68,875,139
Robert Half International, Inc.	596,689	58,660,496
Rockwell Automation, Inc.	252,875	63,893,926
Rollins, Inc.(c)	2,016,668	67,639,045
Snap-on, Inc.	315,506	67,041,870
Southwest Airlines Co.(b)	1,613,907	75,401,735
Stanley Black & Decker, Inc.	443,273	53,259,251
Textron, Inc.	938,611	64,998,812
Trane Technologies PLC(c)	436,358	61,042,121
TransDigm Group, Inc.(b)	104,181	61,967,901

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Invesco S&P 500® Equal Weight ETF (RSP)–(continued)

April 30, 2022

	Shares	Value
Industrials-(continued)
Union Pacific Corp.	243,292	$57,000,883
United Airlines Holdings, Inc.(b)(c)	1,862,272	94,044,736
United Parcel Service, Inc., Class B	318,685	57,356,926
United Rentals, Inc.(b)	201,118	63,657,869
Verisk Analytics, Inc.	356,594	72,763,006
W.W. Grainger, Inc.	137,379	68,693,621
Wabtec Corp.	729,177	65,560,304
Waste Management, Inc.	428,909	70,529,796
Xylem, Inc.	776,350	62,496,175

		4,614,100,541

Information Technology-14.91%
Accenture PLC, Class A	208,633	62,665,008
Adobe, Inc.(b)	155,904	61,730,189
Advanced Micro Devices, Inc.(b)	622,446	53,231,582
Akamai Technologies, Inc.(b)	598,683	67,220,127
Amphenol Corp., Class A	882,063	63,067,505
Analog Devices, Inc.	439,919	67,914,695
ANSYS, Inc.(b)	221,119	60,960,297
Apple, Inc.	414,949	65,416,710
Applied Materials, Inc.	525,226	57,958,689
Arista Networks, Inc.(b)	541,678	62,601,726
Autodesk, Inc.(b)	337,485	63,879,161
Automatic Data Processing, Inc.	306,249	66,817,407
Broadcom, Inc.	112,319	62,268,530
Broadridge Financial Solutions, Inc.	448,832	64,690,156
Cadence Design Systems, Inc.(b)	447,891	67,564,357
CDW Corp.	381,762	62,295,923
Ceridian HCM Holding, Inc.(b)	1,057,828	59,375,886
Cisco Systems, Inc.	1,187,285	58,153,219
Citrix Systems, Inc.	642,664	64,330,666
Cognizant Technology Solutions Corp., Class A	738,252	59,724,587
Corning, Inc.	1,781,858	62,703,583
DXC Technology Co.(b)	2,124,921	60,985,233
Enphase Energy, Inc.(b)	379,449	61,243,069
EPAM Systems, Inc.(b)	324,546	86,001,445
F5, Inc.(b)	333,879	55,894,683
Fidelity National Information Services, Inc.	726,778	72,060,039
Fiserv, Inc.(b)	689,479	67,513,784
FleetCor Technologies, Inc.(b)	282,942	70,599,688
Fortinet, Inc.(b)	232,814	67,285,574
Gartner, Inc.(b)	232,244	67,478,494
Global Payments, Inc.	511,206	70,024,998
Hewlett Packard Enterprise Co.	3,923,643	60,463,339
HP, Inc.(c)	1,789,549	65,551,180
Intel Corp.	1,417,067	61,769,951
International Business Machines Corp.	523,898	69,264,555
Intuit, Inc.	147,927	61,944,431
IPG Photonics Corp.(b)(c)	586,190	55,383,231
Jack Henry & Associates, Inc.(c)	346,818	65,749,756
Juniper Networks, Inc.	1,959,264	61,756,001
Keysight Technologies, Inc.(b)	445,030	62,424,358
KLA Corp.	200,801	64,107,727
Lam Research Corp.	134,278	62,541,321
Mastercard, Inc., Class A	199,880	72,632,394
Microchip Technology, Inc.(c)	940,608	61,327,642
Micron Technology, Inc.	891,886	60,817,706
Microsoft Corp.	232,049	64,398,238

	Shares	Value
Information Technology-(continued)
Monolithic Power Systems, Inc.	163,844	$64,266,171
Motorola Solutions, Inc.	292,650	62,536,379
NetApp, Inc.	772,036	56,551,637
NortonLifeLock, Inc.(c)	2,350,934	58,867,387
NVIDIA Corp.	293,649	54,463,080
NXP Semiconductors N.V. (China)	363,853	62,182,478
Oracle Corp.	834,417	61,246,208
Paychex, Inc.	538,687	68,267,804
Paycom Software, Inc.(b)	214,261	60,308,044
PayPal Holdings, Inc.(b)	672,577	59,139,696
PTC, Inc.(b)	624,977	71,378,623
Qorvo, Inc.(b)	525,268	59,764,993
QUALCOMM, Inc.	426,034	59,512,689
Roper Technologies, Inc.	150,275	70,617,228
salesforce.com, inc.(b)	328,143	57,733,479
Seagate Technology Holdings PLC	743,614	61,006,093
ServiceNow, Inc.(b)(c)	126,889	60,665,631
Skyworks Solutions, Inc.	509,046	57,674,912
SolarEdge Technologies, Inc.(b)(c)	204,447	51,195,573
Synopsys, Inc.(b)	221,067	63,399,805
TE Connectivity Ltd. (Switzerland)(c)	509,515	63,577,282
Teledyne Technologies, Inc.(b)	154,443	66,649,877
Teradyne, Inc.(c)	607,694	64,087,409
Texas Instruments, Inc.	380,998	64,864,909
Trimble, Inc.(b)	991,743	66,149,258
Tyler Technologies, Inc.(b)	162,834	64,272,208
VeriSign, Inc.(b)	318,288	56,874,883
Visa, Inc., Class A(c)	330,087	70,351,442
Western Digital Corp.(b)	1,433,277	76,064,010
Zebra Technologies Corp., Class A(b)	168,346	62,230,782

		4,819,688,810

Materials-5.85%
Air Products and Chemicals, Inc.	296,225	69,337,386
Albemarle Corp.	351,450	67,770,104
Amcor PLC(c)	5,957,570	70,656,780
Avery Dennison Corp.	399,796	72,203,158
Ball Corp.	759,131	61,611,072
Celanese Corp.	470,286	69,103,825
CF Industries Holdings, Inc.	676,534	65,508,787
Corteva, Inc.	1,210,904	69,857,052
Dow, Inc.	1,066,273	70,907,154
DuPont de Nemours, Inc.	895,863	59,064,248
Eastman Chemical Co.	604,235	62,036,807
Ecolab, Inc.	408,951	69,251,762
FMC Corp.	526,995	69,847,917
Freeport-McMoRan, Inc.	1,383,895	56,116,942
International Flavors & Fragrances, Inc.	549,625	66,669,513
International Paper Co.(c)	1,530,525	70,832,697
Linde PLC (United Kingdom)	231,491	72,215,932
LyondellBasell Industries N.V., Class A	627,994	66,586,204
Martin Marietta Materials, Inc.	175,094	62,021,797
Mosaic Co. (The)	1,049,499	65,509,728
Newmont Corp.	845,703	61,609,464
Nucor Corp.(c)	481,173	74,475,957
Packaging Corp. of America	434,271	69,991,457
PPG Industries, Inc.	540,266	69,148,645
Sealed Air Corp.	1,002,692	64,382,853
Sherwin-Williams Co. (The)	278,138	76,476,824

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Invesco S&P 500® Equal Weight ETF (RSP)–(continued)

April 30, 2022

	Shares	Value
Materials-(continued)
Vulcan Materials Co.	370,436	$63,822,418
WestRock Co.	1,499,479	74,269,195

		1,891,285,678

Real Estate-6.01%
Alexandria Real Estate Equities, Inc.	345,037	62,851,940
American Tower Corp.	276,688	66,687,342
AvalonBay Communities, Inc.	269,184	61,233,976
Boston Properties, Inc.	526,060	61,864,656
Camden Property Trust	376,032	58,995,661
CBRE Group, Inc., Class A(b)	741,618	61,583,959
Crown Castle International Corp.	365,576	67,708,331
Digital Realty Trust, Inc.	478,677	69,944,283
Duke Realty Corp.	1,210,721	66,286,975
Equinix, Inc.	93,507	67,239,014
Equity Residential	748,061	60,966,972
Essex Property Trust, Inc.	193,335	63,659,415
Extra Space Storage, Inc.	330,416	62,779,040
Federal Realty Investment Trust	548,262	64,179,550
Healthpeak Properties, Inc.(c)	2,003,393	65,731,324
Host Hotels & Resorts, Inc.	3,603,387	73,328,925
Iron Mountain, Inc.(c)	1,285,280	69,058,094
Kimco Realty Corp.(c)	2,738,789	69,373,525
Mid-America Apartment Communities, Inc.	311,397	61,245,562
Prologis, Inc.	439,249	70,407,222
Public Storage	177,385	65,898,528
Realty Income Corp.	993,500	68,909,160
Regency Centers Corp.	971,354	66,858,296
SBA Communications Corp., Class A	198,010	68,731,251
Simon Property Group, Inc.	499,421	58,931,678
UDR, Inc.	1,146,319	60,995,634
Ventas, Inc.	1,110,203	61,671,777
Vornado Realty Trust(c)	1,404,907	54,383,950
Welltower, Inc.	712,393	64,692,408
Weyerhaeuser Co.	1,639,092	67,563,372

		1,943,761,820

Utilities-6.00%
AES Corp. (The)	2,924,852	59,725,478
Alliant Energy Corp.	1,078,063	63,400,885
Ameren Corp.(c)	742,282	68,957,998
American Electric Power Co., Inc.	679,985	67,393,313
American Water Works Co., Inc.	426,748	65,753,332
Atmos Energy Corp.(c)	570,993	64,750,606
CenterPoint Energy, Inc.	2,283,353	69,893,435
CMS Energy Corp.	984,943	67,655,735
Consolidated Edison, Inc.	727,372	67,456,479
Constellation Energy Corp.	1,316,612	77,956,597
Dominion Energy, Inc.	789,775	64,477,231

	Shares	Value
Utilities-(continued)
DTE Energy Co.	511,291	$66,999,573
Duke Energy Corp.	612,565	67,480,160
Edison International	1,002,389	68,954,339
Entergy Corp.	597,011	70,954,757
Evergy, Inc.	1,009,102	68,467,571
Eversource Energy	774,626	67,702,313
Exelon Corp.	1,488,842	69,648,029
FirstEnergy Corp.	1,476,772	63,958,995
NextEra Energy, Inc.	809,045	57,458,376
NiSource, Inc.	2,179,845	63,477,086
NRG Energy, Inc.	1,687,551	60,583,081
Pinnacle West Capital Corp.	880,305	62,677,716
PPL Corp.	2,472,001	69,982,348
Public Service Enterprise Group, Inc.	988,047	68,827,354
Sempra Energy	421,103	67,949,180
Southern Co. (The)	945,302	69,375,714
WEC Energy Group, Inc.	692,044	69,239,002
Xcel Energy, Inc.	922,746	67,600,372

		1,938,757,055

Total Common Stocks & Other Equity Interests (Cost $31,637,813,965)		32,278,229,049

Money Market Funds-0.05%
Invesco Government & Agency Portfolio, Institutional Class, 0.35%(d)(e) (Cost $17,804,249)	17,804,249	17,804,249

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.94% (Cost $31,655,618,214)		32,296,033,298

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-3.75%
Invesco Private Government Fund, 0.40%(d)(e)(f)	367,592,691	367,592,691
Invesco Private Prime Fund, 0.35%(d)(e)(f)	845,183,990	845,183,990

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $1,212,646,444)		1,212,776,681

TOTAL INVESTMENTS IN SECURITIES-103.69% (Cost $32,868,264,658)		33,508,809,979
OTHER ASSETS LESS LIABILITIES-(3.69)%		(1,193,911,855)

NET ASSETS-100.00%		$32,314,898,124

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Invesco S&P 500® Equal Weight ETF (RSP)–(continued)

April 30, 2022

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2022.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2022.

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2022	Dividend Income

Invesco Ltd.	$53,120,799	$46,734,104	$(16,335,474)	$(28,493,262)	$4,532,532	$59,558,699	$1,574,968

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	8,055,574	482,481,657	(472,732,982)	-	-	17,804,249	11,619

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	282,481,546	3,364,650,716	(3,279,539,571)	-	-	367,592,691	316,094	*

Invesco Private Prime Fund	465,681,081	6,526,375,828	(6,146,546,790)	130,233	(456,362)	845,183,990	1,125,373	*

Total	$809,339,000	$10,420,242,305	$(9,915,154,817)	$(28,363,029)	$4,076,170	$1,290,139,629	$3,028,054

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Invesco S&P 500® Equal Weight Communication Services ETF (EWCO)

April 30, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.01%
Diversified Telecommunication Services-13.48%
AT&T, Inc.	100,549	$1,896,354
Lumen Technologies, Inc.(b)	167,558	1,685,633
Verizon Communications, Inc.	33,672	1,559,014

		5,141,001

Entertainment-27.24%
Activision Blizzard, Inc.	22,239	1,681,269
Electronic Arts, Inc.	14,599	1,723,412
Live Nation Entertainment, Inc.(c)	16,484	1,728,842
Netflix, Inc.(c)	5,250	999,390
Take-Two Interactive Software, Inc.(c)	11,632	1,390,140
Walt Disney Co. (The)(c)	13,583	1,516,270
Warner Bros Discovery, Inc.(c)	74,627	1,354,480

		10,393,803

Interactive Media & Services-20.29%
Alphabet, Inc., Class A(c)	356	812,460
Alphabet, Inc., Class C(c)	330	758,779
Match Group, Inc.(c)	20,233	1,601,442
Meta Platforms, Inc., Class A(c)	9,538	1,912,083
Twitter, Inc.(b)(c)	54,211	2,657,423

		7,742,187

Media-34.36%
Charter Communications, Inc., Class A(c)	3,194	1,368,597
Comcast Corp., Class A	39,672	1,577,359
DISH Network Corp., Class A(c)	59,548	1,697,714
Fox Corp., Class A	31,930	1,144,371
Fox Corp., Class B	14,659	487,265

	Shares	Value
Media-(continued)
Interpublic Group of Cos., Inc. (The)	54,137	$1,765,949
News Corp., Class A	64,720	1,285,339
News Corp., Class B	20,052	399,235
Omnicom Group, Inc.(b)	23,425	1,783,345
Paramount Global, Class B	54,856	1,597,407

		13,106,581

Wireless Telecommunication Services-4.64%
T-Mobile US, Inc.(c)	14,366	1,769,029

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.01% (Cost $47,140,240)		38,152,601

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-7.95%
Invesco Private Government Fund, 0.40%(d)(e)(f) .	910,132	910,132
Invesco Private Prime Fund, 0.35%(d)(e)(f)	2,122,766	2,122,766

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $3,032,763)		3,032,898

TOTAL INVESTMENTS IN SECURITIES-107.96% (Cost $50,173,003)		41,185,499
OTHER ASSETS LESS LIABILITIES-(7.96)%		(3,034,968)

NET ASSETS-100.00%		$38,150,531

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2022.
(c)	Non-income producing security.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2022.

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$770,874	$(770,874)	$-	$-	$-	$11

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	168,501	11,081,887	(10,340,256)	-	-	910,132	638	*

Invesco Private Prime Fund	252,751	20,047,816	(18,177,346)	135	(590)	2,122,766	1,942	*

Total	$421,252	$31,900,577	$(29,288,476)	$135	$(590)	$3,032,898	$2,591

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Invesco S&P 500® Equal Weight Consumer Discretionary ETF (RCD)

April 30, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.98%
Auto Components-3.44%
Aptiv PLC(b)	58,811	$6,257,491
BorgWarner, Inc.	171,906	6,331,298

		12,588,789

Automobiles-4.93%
Ford Motor Co.	389,250	5,511,780
General Motors Co.(b)	150,409	5,702,005
Tesla, Inc.(b)	7,859	6,843,303

		18,057,088

Distributors-5.31%
Genuine Parts Co.	51,315	6,673,516
LKQ Corp.	141,730	7,034,060
Pool Corp.	14,130	5,725,758

		19,433,334
Hotels, Restaurants & Leisure-30.95%
Booking Holdings, Inc.(b)	3,091	6,832,068
Caesars Entertainment, Inc.(b)	83,455	5,531,397
Carnival Corp.(b)(c)	362,793	6,276,319
Chipotle Mexican Grill, Inc.(b)	4,227	6,152,863
Darden Restaurants, Inc.	48,405	6,376,391
Domino’s Pizza, Inc.	16,158	5,461,404
Expedia Group, Inc.(b)	34,815	6,083,921
Hilton Worldwide Holdings, Inc.(b)	44,040	6,838,972
Las Vegas Sands Corp.(b)(c)	171,441	6,074,155
Marriott International, Inc., Class A(b)	38,628	6,857,243
McDonald’s Corp.	27,525	6,858,129
MGM Resorts International	155,667	6,388,574
Norwegian Cruise Line Holdings Ltd.(b)(c)	356,983	7,150,369
Penn National Gaming, Inc.(b)(c)	146,314	5,350,703
Royal Caribbean Cruises Ltd.(b)(c)	91,241	7,092,163
Starbucks Corp.	75,467	5,632,857
Wynn Resorts Ltd.(b)(c)	86,330	6,084,538
Yum! Brands, Inc.	53,699	6,283,320

		113,325,386

Household Durables-13.10%
D.R. Horton, Inc.	77,112	5,366,224
Garmin Ltd.	56,859	6,239,707
Lennar Corp., Class A	72,125	5,516,841
Mohawk Industries, Inc.(b)(c)	47,619	6,717,136
Newell Brands, Inc.	289,314	6,697,619
NVR, Inc.(b)	1,305	5,710,954
PulteGroup, Inc.	134,580	5,620,061
Whirlpool Corp.(c)	33,671	6,111,960

		47,980,502

Internet & Direct Marketing Retail-4.53%
Amazon.com, Inc.(b)	2,144	5,329,191
eBay, Inc.	124,724	6,475,670
Etsy, Inc.(b)(c)	51,503	4,799,564

		16,604,425

	Shares	Value
Leisure Products-1.74%
Hasbro, Inc.	72,215	$6,359,253
Multiline Retail-5.74%
Dollar General Corp.	30,379	7,215,924
Dollar Tree, Inc.(b)	42,469	6,899,089
Target Corp.	30,173	6,899,056

		21,014,069

Specialty Retail-20.13%
Advance Auto Parts, Inc.	30,593	6,107,281
AutoZone, Inc.(b)	3,342	6,535,181
Bath & Body Works, Inc.(c)	133,389	7,054,944
Best Buy Co., Inc.(c)	66,002	5,935,560
CarMax, Inc.(b)(c)	62,934	5,398,478
Home Depot, Inc. (The)	19,707	5,919,983
Lowe’s Cos., Inc.	28,103	5,556,806
O’Reilly Automotive, Inc.(b)	9,255	5,613,620
Ross Stores, Inc.	71,138	7,097,438
TJX Cos., Inc. (The)	101,645	6,228,806
Tractor Supply Co.	27,571	5,554,178
Ulta Beauty, Inc.(b)	16,948	6,724,966

		73,727,241

Textiles, Apparel & Luxury Goods-10.11%
NIKE, Inc., Class B	50,914	6,348,976
PVH Corp.	86,095	6,265,994
Ralph Lauren Corp.(c)	58,058	6,057,772
Tapestry, Inc.	181,753	5,983,309
Under Armour, Inc., Class A(b)	199,275	3,060,864
Under Armour, Inc., Class C(b)	227,196	3,223,911
VF Corp.(c)	116,703	6,068,556

		37,009,382

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.98% (Cost $449,070,823)		366,099,469

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-15.32%
Invesco Private Government Fund, 0.40%(d)(e)(f)	17,585,005	17,585,005
Invesco Private Prime Fund, 0.35%(d)(e)(f)	38,490,048	38,490,048

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $56,072,075)		56,075,053

TOTAL INVESTMENTS IN SECURITIES-115.30% (Cost $505,142,898)		422,174,522
OTHER ASSETS LESS LIABILITIES-(15.30)%		(56,011,015)

NET ASSETS-100.00%		$366,163,507

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

Invesco S&P 500® Equal Weight Consumer Discretionary ETF (RCD)–(continued)

April 30, 2022

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2022.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2022.

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$348,584	$6,065,457	$(6,414,041)	$-	$-	$-	$92

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	14,580,099	184,726,623	(181,721,717)	-	-	17,585,005	11,328	*

Invesco Private Prime Fund	21,870,149	375,148,034	(358,514,912)	2,977	(16,200)	38,490,048	43,403	*

Total	$36,798,832	$565,940,114	$(546,650,670)	$2,977	$(16,200)	$56,075,053	$54,823

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Invesco S&P 500® Equal Weight Consumer Staples ETF (RHS)

April 30, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.92%
Beverages-19.18%
Brown-Forman Corp., Class B	267,320	$18,028,061
Coca-Cola Co. (The)	288,682	18,651,744
Constellation Brands, Inc., Class A	78,727	19,373,927
Molson Coors Beverage Co., Class B	328,933	17,808,433
Monster Beverage Corp.(b)	228,386	19,568,112
PepsiCo, Inc.	108,798	18,681,705

		112,111,982

Food & Staples Retailing-14.42%
Costco Wholesale Corp.	31,695	16,852,866
Kroger Co. (The)	299,118	16,140,407
Sysco Corp.	214,914	18,370,849
Walgreens Boots Alliance, Inc.	352,423	14,942,735
Walmart, Inc.	117,662	18,001,109

		84,307,966

Food Products-41.44%
Archer-Daniels-Midland Co.	200,011	17,912,985
Campbell Soup Co.	396,384	18,717,252
Conagra Brands, Inc.	555,547	19,405,257
General Mills, Inc.	268,547	18,994,329
Hershey Co. (The)	81,662	18,436,830
Hormel Foods Corp.	331,140	17,348,425
JM Smucker Co. (The)	129,744	17,765,846
Kellogg Co.	279,407	19,139,380
Kraft Heinz Co. (The)	447,618	19,081,955
Lamb Weston Holdings, Inc.	333,765	22,061,866
McCormick & Co., Inc.(c)	173,224	17,421,138
Mondelez International, Inc., Class A	282,740	18,231,075
Tyson Foods, Inc., Class A	190,744	17,769,711

		242,286,049

Household Products-15.65%
Church & Dwight Co., Inc.	175,682	17,139,536

	Shares	Value
Household Products-(continued)
Clorox Co. (The)(c)	128,479	$18,432,882
Colgate-Palmolive Co.	226,600	17,459,530
Kimberly-Clark Corp.	142,250	19,748,568
Procter & Gamble Co. (The)	116,762	18,746,139

		91,526,655

Personal Products-2.86%
Estee Lauder Cos., Inc. (The), Class A	63,282	16,710,245

Tobacco-6.37%
Altria Group, Inc.	331,237	18,406,840
Philip Morris International, Inc.	188,167	18,816,700

		37,223,540

TOTAL INVESTMENTS IN SECURITIES
(excluding investments purchased with cash collateral from securities on loan)-99.92% (Cost $507,863,264)		584,166,437

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-4.37%
Invesco Private Government Fund, 0.40%(d)(e)(f)	7,669,376	7,669,376
Invesco Private Prime Fund, 0.35%(d)(e)(f)	17,886,073	17,886,073

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $25,555,449)		25,555,449

TOTAL INVESTMENTS IN SECURITIES-104.29% (Cost $533,418,713)		609,721,886
OTHER ASSETS LESS LIABILITIES-(4.29)%		(25,094,471)

NET ASSETS-100.00%		$584,627,415

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2022.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2022.

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$13,637,645	$(13,637,645)	$-	$-	$-	$193

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

Invesco S&P 500® Equal Weight Consumer Staples ETF (RHS)–(continued)

April 30, 2022

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2022	Dividend Income

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	$5,457,724	$85,135,066	$(82,923,414)	$-	$-	$7,669,376	$2,412	*

Invesco Private Prime Fund	8,186,586	201,600,531	(191,894,209)	-	(6,835)	17,886,073	8,862	*

Total	$13,644,310	$300,373,242	$(288,455,268)	$-	$(6,835)	$25,555,449	$11,467

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

Invesco S&P 500® Equal Weight Energy ETF (RYE)

April 30, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.83%
Energy Equipment & Services-12.00%
Baker Hughes Co., Class A	645,836	$20,033,834
Halliburton Co.	649,811	23,146,268
Schlumberger N.V.	566,645	22,104,821

		65,284,923

Oil, Gas & Consumable Fuels-87.83%
APA Corp.	622,521	25,479,784
Chevron Corp.	142,242	22,285,054
ConocoPhillips	247,026	23,595,924
Coterra Energy, Inc.	948,471	27,306,480
Devon Energy Corp.	414,545	24,114,083
Diamondback Energy, Inc.	187,477	23,665,222
EOG Resources, Inc.	210,140	24,535,946
Exxon Mobil Corp.	286,257	24,403,409
Hess Corp.	256,948	26,483,630
Kinder Morgan, Inc.	1,343,051	24,376,376
Marathon Oil Corp.	1,049,176	26,145,466
Marathon Petroleum Corp.	309,624	27,017,790
Occidental Petroleum Corp.	419,481	23,109,208
ONEOK, Inc.	367,988	23,304,680
Phillips 66	300,970	26,112,157
Pioneer Natural Resources Co.(b)	104,551	24,304,971
Targa Resources Corp.	354,826	26,047,777
Valero Energy Corp.	265,189	29,563,270
Williams Cos., Inc. (The)(b)	762,035	26,130,180

		477,981,407

Total Common Stocks & Other Equity Interests (Cost $433,058,767)		543,266,330

	Shares	Value
Money Market Funds-0.03%
Invesco Government & Agency Portfolio, Institutional Class, 0.35%(c)(d) (Cost $181,238)	181,238	$181,238

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.86% (Cost $433,240,005)		543,447,568

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-9.31%
Invesco Private Government Fund, 0.40%(c)(d)(e)	15,203,522	15,203,522
Invesco Private Prime Fund, 0.35%(c)(d)(e)	35,462,109	35,462,109

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $50,663,831)		50,665,631

TOTAL INVESTMENTS IN SECURITIES-109.17% (Cost $483,903,836)		594,113,199
OTHER ASSETS LESS LIABILITIES-(9.17)%		(49,928,318)

NET ASSETS-100.00%		$544,184,881

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2022.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2022.

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$77,255	$28,455,922	$(28,351,939)	$-	$-	$181,238	$325

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	-	96,108,937	(80,905,415)	-	-	15,203,522	6,030	*

Invesco Private Prime Fund	-	191,843,619	(156,376,218)	1,800	(7,092)	35,462,109	14,652	*

Total	$77,255	$316,408,478	$(265,633,572)	$1,800	$(7,092)	$50,846,869	$21,007

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of April 30, 2022.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49

Invesco S&P 500® Equal Weight Financials ETF (RYF)

April 30, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.92%
Banks-25.48%
Bank of America Corp.	189,576	$6,764,072
Citigroup, Inc.	141,167	6,805,661
Citizens Financial Group, Inc.	163,069	6,424,919
Comerica, Inc.	86,843	7,112,442
Fifth Third Bancorp	173,755	6,521,025
First Republic Bank	47,666	7,112,720
Huntington Bancshares, Inc.	519,387	6,829,939
JPMorgan Chase & Co.	59,323	7,080,793
KeyCorp	333,573	6,441,295
M&T Bank Corp.	44,388	7,396,816
PNC Financial Services Group, Inc. (The)	41,965	6,970,386
Regions Financial Corp.	348,950	7,230,244
Signature Bank	26,434	6,403,636
SVB Financial Group(b)	14,413	7,028,355
Truist Financial Corp.	133,799	6,469,182
U.S. Bancorp	145,195	7,050,669
Wells Fargo & Co.	157,725	6,881,542
Zions Bancorporation N.A.	119,070	6,728,646

		123,252,342

Capital Markets-30.84%
Ameriprise Financial, Inc.	28,124	7,466,641
Bank of New York Mellon Corp. (The)	152,891	6,430,596
BlackRock, Inc.(c)	11,129	6,952,064
Cboe Global Markets, Inc.	67,070	7,577,569
Charles Schwab Corp. (The)	95,287	6,320,387
CME Group, Inc., Class A	33,845	7,423,562
FactSet Research Systems, Inc.	18,751	7,565,841
Franklin Resources, Inc.(c)	280,449	6,896,241
Goldman Sachs Group, Inc. (The)	23,366	7,138,079
Intercontinental Exchange, Inc.	60,503	7,006,852
Invesco Ltd.(d)	381,503	7,012,025
MarketAxess Holdings, Inc.	22,307	5,880,348
Moody’s Corp.(c)	25,095	7,942,066
Morgan Stanley	89,743	7,232,388
MSCI, Inc.	16,752	7,056,780
Nasdaq, Inc.	46,361	7,295,831
Northern Trust Corp.	72,701	7,491,838
Raymond James Financial, Inc.	79,517	7,749,727
S&P Global, Inc.	20,146	7,584,969
State Street Corp.	93,122	6,236,380
T. Rowe Price Group, Inc.(c)	56,082	6,900,329

		149,160,513

Consumer Finance-6.52%
American Express Co.	45,523	7,953,323
Capital One Financial Corp.	58,769	7,323,793
Discover Financial Services	73,185	8,230,385
Synchrony Financial	218,180	8,031,206

		31,538,707

Diversified Financial Services-1.56%
Berkshire Hathaway, Inc., Class B(b)	23,394	7,552,285

	Shares	Value
Insurance-35.52%
Aflac, Inc.	127,512	$7,303,887
Allstate Corp. (The)	61,970	7,841,684
American International Group, Inc.	134,111	7,846,835
Aon PLC, Class A	25,874	7,451,453
Arthur J. Gallagher & Co.	49,757	8,383,557
Assurant, Inc.	44,987	8,182,236
Brown & Brown, Inc.	121,912	7,556,106
Chubb Ltd.	37,853	7,814,752
Cincinnati Financial Corp.(c)	62,831	7,706,850
Everest Re Group Ltd.	28,163	7,736,658
Globe Life, Inc.	78,948	7,743,220
Hartford Financial Services Group, Inc. (The)	114,191	7,985,377
Lincoln National Corp.	126,199	7,590,870
Loews Corp.	125,573	7,891,007
Marsh & McLennan Cos., Inc.	51,107	8,264,002
MetLife, Inc.	119,088	7,821,700
Principal Financial Group, Inc.(c)	117,511	8,007,199
Progressive Corp. (The)	72,440	7,777,158
Prudential Financial, Inc.(c)	72,100	7,823,571
Travelers Cos., Inc. (The)	44,019	7,529,890
W.R. Berkley Corp.	121,487	8,077,671
Willis Towers Watson PLC	34,648	7,444,469

		171,780,152

Total Common Stocks & Other Equity Interests (Cost $496,078,986)		483,283,999

Money Market Funds-0.01%
Invesco Government & Agency Portfolio, Institutional Class, 0.35%(d)(e) (Cost $28,273)	28,273	28,273

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.93% (Cost $496,107,259)		483,312,272

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-4.17%
Invesco Private Government Fund, 0.40%(d)(e)(f)	6,115,131	6,115,131
Invesco Private Prime Fund, 0.35%(d)(e)(f)	14,063,546	14,063,546

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $20,178,677)		20,178,677

TOTAL INVESTMENTS IN SECURITIES-104.10% (Cost $516,285,936)		503,490,949
OTHER ASSETS LESS LIABILITIES-(4.10)%		(19,840,305)

NET ASSETS-100.00%		$483,650,644

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

Invesco S&P 500® Equal Weight Financials ETF (RYF)–(continued)

April 30, 2022

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2022.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2022.

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2022	Dividend Income

Invesco Ltd.	$5,769,981	$6,391,624	$(2,257,618)	$(3,177,837)	$285,875	$7,012,025	$183,015

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	215,534	10,440,558	(10,627,819)	-	-	28,273	153

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	-	90,187,453	(84,072,322)	-	-	6,115,131	1,868	*

Invesco Private Prime Fund	-	182,550,106	(168,483,616)	-	(2,944)	14,063,546	7,302	*

Total	$5,985,515	$289,569,741	$(265,441,375)	$(3,177,837)	$282,931	$27,218,975	$192,338

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

51

Invesco S&P 500® Equal Weight Health Care ETF (RYH)

April 30, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.95%
Biotechnology-12.93%
AbbVie, Inc.	94,833	$13,929,071
Amgen, Inc.	61,776	14,405,546
Biogen, Inc.(b)	71,506	14,833,205
Gilead Sciences, Inc.	243,706	14,461,514
Incyte Corp.(b)	191,164	14,329,653
Moderna, Inc.(b)	102,279	13,747,320
Regeneron Pharmaceuticals, Inc.(b)	22,007	14,505,034
Vertex Pharmaceuticals, Inc.(b)	59,783	16,333,911

		116,545,254

Health Care Equipment & Supplies-28.19%
Abbott Laboratories	123,967	14,070,254
ABIOMED, Inc.(b)	49,287	14,124,668
Align Technology, Inc.(b)	35,278	10,227,445
Baxter International, Inc.	183,927	13,069,853
Becton, Dickinson and Co.	56,877	14,059,426
Boston Scientific Corp.(b)	338,964	14,273,774
Cooper Cos., Inc. (The)	37,201	13,431,049
DENTSPLY SIRONA, Inc.	289,828	11,590,222
DexCom, Inc.(b)	36,219	14,798,359
Edwards Lifesciences Corp.(b)	136,634	14,453,145
Hologic, Inc.(b)	203,553	14,653,780
IDEXX Laboratories, Inc.(b)	28,380	12,217,022
Intuitive Surgical, Inc.(b)	51,645	12,358,648
Medtronic PLC	136,146	14,208,197
ResMed, Inc.(c)	59,375	11,873,219
STERIS PLC	64,620	14,478,111
Stryker Corp.	57,048	13,763,400
Teleflex, Inc.(c)	42,069	12,015,748
Zimmer Biomet Holdings, Inc.	118,961	14,364,541

		254,030,861

Health Care Providers & Services-24.88%
AmerisourceBergen Corp.	97,791	14,794,800
Anthem, Inc.	30,394	15,255,660
Cardinal Health, Inc.	268,875	15,608,194
Centene Corp.(b)	169,466	13,650,486
Cigna Corp.	62,314	15,377,849
CVS Health Corp.	136,617	13,132,992
DaVita, Inc.(b)	128,534	13,929,230
HCA Healthcare, Inc.	52,950	11,360,423
Henry Schein, Inc.(b)	167,936	13,619,610
Humana, Inc.	33,173	14,747,389
Laboratory Corp. of America Holdings(b)	53,241	12,792,747
McKesson Corp.	50,265	15,562,547
Molina Healthcare, Inc.(b)	45,144	14,150,387
Quest Diagnostics, Inc.	103,674	13,875,728
UnitedHealth Group, Inc.	29,288	14,894,412
Universal Health Services, Inc., Class B(c)	93,827	11,496,622

		224,249,076

Health Care Technology-1.57%
Cerner Corp.	151,340	14,171,478

Life Sciences Tools & Services-17.96%
Agilent Technologies, Inc.	108,472	12,937,455

	Shares	Value
Life Sciences Tools & Services-(continued)
Bio-Rad Laboratories, Inc., Class A(b)	26,675	$13,659,201
Bio-Techne Corp.	35,264	13,389,388
Charles River Laboratories International, Inc.(b)	54,461	13,152,876
Danaher Corp.	53,843	13,521,593
Illumina, Inc.(b)	46,516	13,798,971
IQVIA Holdings, Inc.(b)	66,172	14,424,834
Mettler-Toledo International, Inc.(b)	10,782	13,774,329
PerkinElmer, Inc.(c)	85,205	12,491,905
Thermo Fisher Scientific, Inc.	26,679	14,751,353
Waters Corp.(b)	45,164	13,685,595
West Pharmaceutical Services, Inc.	38,918	12,261,505

		161,849,005

Pharmaceuticals-14.42%
Bristol-Myers Squibb Co.	205,252	15,449,318
Catalent, Inc.(b)	147,055	13,317,301
Eli Lilly and Co.	53,087	15,508,305
Johnson & Johnson	83,476	15,064,079
Merck & Co., Inc.	180,619	16,019,099
Organon & Co.(c)	394,497	12,754,088
Pfizer, Inc.	281,180	13,797,503
Viatris, Inc.	1,410,657	14,572,087
Zoetis, Inc.	76,284	13,521,339

		130,003,119

Total Common Stocks & Other Equity Interests (Cost $802,084,330)		900,848,793

Money Market Funds-0.04%
Invesco Government & Agency Portfolio, Institutional Class, 0.35%(d)(e) (Cost $363,099)	363,099	363,099

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.99% (Cost $802,447,429)		901,211,892

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-2.56%
Invesco Private Government Fund, 0.40%(d)(e)(f)	6,702,093	6,702,093
Invesco Private Prime Fund, 0.35%(d)(e)(f)	16,417,660	16,417,660

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $23,118,877)		23,119,753

TOTAL INVESTMENTS IN SECURITIES-102.55% (Cost $825,566,306)		924,331,645
OTHER ASSETS LESS LIABILITIES-(2.55)%		(23,022,143)

NET ASSETS-100.00%		$901,309,502

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

Invesco S&P 500® Equal Weight Health Care ETF (RYH)–(continued)

April 30, 2022

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2022.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2022.

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$13,227,650	$(12,864,551)	$-	$-	$363,099	$194

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	5,413,191	116,671,289	(115,382,387)	-	-	6,702,093	4,504	*

Invesco Private Prime Fund	8,119,787	222,758,047	(214,459,550)	876	(1,500)	16,417,660	13,269	*

Total	$13,532,978	$352,656,986	$(342,706,488)	$876	$(1,500)	$23,482,852	$17,967

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

53

Invesco S&P 500® Equal Weight Industrials ETF (RGI)

April 30, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.96%
Aerospace & Defense-13.72%
Boeing Co. (The)(b)	32,756	$4,875,403
General Dynamics Corp.	24,830	5,873,040
Howmet Aerospace, Inc.	171,140	5,839,297
Huntington Ingalls Industries, Inc.	28,013	5,959,486
L3Harris Technologies, Inc.	23,090	5,362,883
Lockheed Martin Corp.	13,148	5,681,514
Northrop Grumman Corp.	13,231	5,813,701
Raytheon Technologies Corp.	59,560	5,652,840
Textron, Inc.	83,430	5,777,527
TransDigm Group, Inc.(b)	9,251	5,502,587

		56,338,278

Air Freight & Logistics-5.41%
C.H. Robinson Worldwide, Inc.(c)	56,461	5,993,335
Expeditors International of Washington, Inc.	57,981	5,744,177
FedEx Corp.	27,078	5,381,482
United Parcel Service, Inc., Class B	28,311	5,095,414

		22,214,408

Airlines-9.00%
Alaska Air Group, Inc.(b)(c)	118,242	6,431,182
American Airlines Group, Inc.(b)(c)	411,737	7,728,303
Delta Air Lines, Inc.(b)	179,999	7,745,357
Southwest Airlines Co.(b)(c)	143,453	6,702,124
United Airlines Holdings, Inc.(b)(c)	165,545	8,360,023

		36,966,989

Building Products-9.22%
A.O. Smith Corp.	87,836	5,132,257
Allegion PLC(c)	51,860	5,924,486
Carrier Global Corp.	133,562	5,111,418
Fortune Brands Home & Security, Inc.	68,819	4,903,354
Johnson Controls International PLC	95,446	5,714,352
Masco Corp.	107,436	5,660,803
Trane Technologies PLC	38,786	5,425,774

		37,872,444

Capital Markets-0.00%
S&P Global, Inc.	1	339

Commercial Services & Supplies-7.38%
Cintas Corp.	15,631	6,209,571
Copart, Inc.(b)	49,970	5,679,091
Republic Services, Inc.	45,618	6,125,129
Rollins, Inc.(c)	179,272	6,012,783
Waste Management, Inc.	38,110	6,266,808

		30,293,382

Construction & Engineering-1.32%
Quanta Services, Inc.	46,810	5,429,024

Electrical Equipment-6.63%
AMETEK, Inc.	45,691	5,768,946
Eaton Corp. PLC	39,290	5,697,836
Emerson Electric Co.	62,070	5,597,473
Generac Holdings, Inc.(b)(c)	20,496	4,496,412
Rockwell Automation, Inc.	22,460	5,674,968

		27,235,635

Industrial Conglomerates-4.07%
3M Co.(c)	40,952	5,906,097

	Shares	Value
Industrial Conglomerates-(continued)
General Electric Co.	62,555	$4,663,475
Honeywell International, Inc.	31,676	6,129,623

		16,699,195

Machinery-23.14%
Caterpillar, Inc.	26,870	5,657,210
Cummins, Inc.	29,559	5,592,267
Deere & Co.	14,821	5,595,669
Dover Corp.	38,323	5,108,456
Fortive Corp.	102,641	5,901,857
IDEX Corp.	30,440	5,778,121
Illinois Tool Works, Inc.	28,316	5,581,367
Ingersoll Rand, Inc.	121,298	5,332,260
Nordson Corp.	26,843	5,789,767
Otis Worldwide Corp.	79,731	5,807,606
PACCAR, Inc.	67,468	5,603,217
Parker-Hannifin Corp.	21,303	5,769,278
Pentair PLC	107,297	5,445,323
Snap-on, Inc.(c)	28,063	5,963,107
Stanley Black & Decker, Inc.	39,414	4,735,592
Wabtec Corp.	64,831	5,828,955
Xylem, Inc.	69,033	5,557,157

		95,047,209

Professional Services-9.26%
Equifax, Inc.	25,782	5,247,153
Jacobs Engineering Group, Inc.	46,169	6,396,715
Leidos Holdings, Inc.	56,610	5,859,701
Nielsen Holdings PLC	329,672	8,838,506
Robert Half International, Inc.	53,052	5,215,542
Verisk Analytics, Inc.	31,710	6,470,426

		38,028,043

Road & Rail-6.50%
CSX Corp.	166,404	5,714,313
J.B. Hunt Transport Services, Inc.	29,103	4,972,248
Norfolk Southern Corp.	21,593	5,568,403
Old Dominion Freight Line, Inc.	18,841	5,277,741
Union Pacific Corp.	22,073	5,171,483

		26,704,188

Trading Companies & Distributors-4.31%
Fastenal Co.	106,959	5,915,902
United Rentals, Inc.(b)	17,886	5,661,277
W.W. Grainger, Inc.	12,223	6,111,867

		17,689,046

Total Common Stocks & Other Equity Interests (Cost $421,667,813)		410,518,180

Money Market Funds-0.00%
Invesco Government & Agency Portfolio, Institutional Class, 0.35%(d)(e) (Cost $23,375)	23,375	23,375

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.96% (Cost $421,691,188)		410,541,555

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

Invesco S&P 500® Equal Weight Industrials ETF (RGI)–(continued)

April 30, 2022

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-7.42%
Invesco Private Government Fund, 0.40%(d)(e)(f)	11,480,647	$11,480,647
Invesco Private Prime Fund, 0.35%(d)(e)(f)	18,975,917	18,975,917

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $30,456,564)		30,456,564

TOTAL INVESTMENTS IN SECURITIES-107.38% (Cost $452,147,752)		440,998,119
OTHER ASSETS LESS LIABILITIES-(7.38)%		(30,313,002)

NET ASSETS-100.00%		$410,685,117

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2022.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2022.

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$4,849,144	$(4,825,769)	$-	$-	$23,375	$109

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	2,020,793	99,391,121	(89,931,267)	-	-	11,480,647	4,586	*

Invesco Private Prime Fund	3,031,189	178,828,562	(162,876,876)	-	(6,958)	18,975,917	16,747	*

Total	$5,051,982	$283,068,827	$(257,633,912)	$-	$(6,958)	$30,479,939	$21,442

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

55

Invesco S&P 500® Equal Weight Materials ETF (RTM)

April 30, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.94%
Chemicals-57.59%
Air Products and Chemicals, Inc.	89,693	$20,994,440
Albemarle Corp.	106,520	20,540,252
Celanese Corp.	142,611	20,955,260
CF Industries Holdings, Inc.	204,879	19,838,434
Corteva, Inc.	366,804	21,160,923
Dow, Inc.(b)	323,107	21,486,615
DuPont de Nemours, Inc.	271,466	17,897,753
Eastman Chemical Co.	186,664	19,164,793
Ecolab, Inc.	123,882	20,978,178
FMC Corp.	159,651	21,160,144
International Flavors & Fragrances, Inc.	166,596	20,208,095
Linde PLC (United Kingdom)	70,092	21,865,900
LyondellBasell Industries N.V., Class A	190,286	20,176,025
Mosaic Co. (The)	317,816	19,838,075
PPG Industries, Inc.	163,702	20,952,219
Sherwin-Williams Co. (The)	84,238	23,162,080

		330,379,186

Construction Materials-6.65%
Martin Marietta Materials, Inc.	53,069	18,798,101
Vulcan Materials Co.	112,258	19,340,931

		38,139,032

Containers & Packaging-25.56%
Amcor PLC(b)	1,805,468	21,412,850
Avery Dennison Corp.	121,205	21,889,623
Ball Corp.	230,018	18,668,261
International Paper Co.	463,798	21,464,571
Packaging Corp. of America	131,429	21,182,412
Sealed Air Corp.	303,820	19,508,282
WestRock Co.	454,484	22,510,593

		146,636,592

	Shares	Value
Metals & Mining-10.14%
Freeport-McMoRan, Inc.	419,323	$17,003,548
Newmont Corp.	255,952	18,646,103
Nucor Corp.	145,517	22,523,121

		58,172,772

Total Common Stocks & Other Equity Interests (Cost $545,550,893)		573,327,582

Money Market Funds-0.03%
Invesco Government & Agency Portfolio, Institutional Class, 0.35%(c)(d) (Cost $137,092)	137,092	137,092

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.97% (Cost $545,687,985)		573,464,674

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-2.24%
Invesco Private Government Fund, 0.40%(c)(d)(e)	3,860,545	3,860,545
Invesco Private Prime Fund, 0.35%(c)(d)(e)	9,001,641	9,001,641

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $12,862,186)		12,862,186

TOTAL INVESTMENTS IN SECURITIES-102.21% (Cost $558,550,171)		586,326,860
OTHER ASSETS LESS LIABILITIES-(2.21)%		(12,673,827)

NET ASSETS-100.00%		$573,653,033

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2022.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2022.

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$10,032,062	$(9,894,970)	$-	$-	$137,092	$243

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	-	74,325,547	(70,465,002)	-	-	3,860,545	2,300	*

Invesco Private Prime Fund	-	146,668,948	(137,663,230)	-	(4,077)	9,001,641	7,763	*

Total	$-	$231,026,557	$(218,023,202)	$-	$(4,077)	$12,999,278	$10,306

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

Invesco S&P 500® Equal Weight Materials ETF (RTM)–(continued)

April 30, 2022

(d)	The rate shown is the 7-day SEC standardized yield as of April 30, 2022.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

57

Invesco S&P 500® Equal Weight Real Estate ETF (EWRE)

April 30, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.96%
Equity REITs-96.79%
Alexandria Real Estate Equities, Inc.	30,513	$5,558,248
American Tower Corp.	24,474	5,898,723
AvalonBay Communities, Inc.	23,848	5,424,943
Boston Properties, Inc.	46,570	5,476,632
Camden Property Trust	32,011	5,022,206
Crown Castle International Corp.	33,117	6,133,599
Digital Realty Trust, Inc.	42,355	6,188,913
Duke Realty Corp.	107,172	5,867,667
Equinix, Inc.	8,297	5,966,207
Equity Residential	66,220	5,396,930
Essex Property Trust, Inc.	17,119	5,636,773
Extra Space Storage, Inc.	29,255	5,558,450
Federal Realty Investment Trust	48,525	5,680,336
Healthpeak Properties, Inc.(b)	177,347	5,818,755
Host Hotels & Resorts, Inc.	318,979	6,491,223
Iron Mountain, Inc.(b)	113,753	6,111,949
Kimco Realty Corp.	242,437	6,140,929
Mid-America Apartment Communities, Inc.	27,571	5,422,664
Prologis, Inc.	38,895	6,234,479
Public Storage	15,696	5,831,064
Realty Income Corp.	87,957	6,100,697
Regency Centers Corp.	86,007	5,919,862
SBA Communications Corp., Class A	17,905	6,215,004
Simon Property Group, Inc.	44,212	5,217,016
UDR, Inc.	101,498	5,400,709
Ventas, Inc.	98,252	5,457,899
Vornado Realty Trust(b)	124,363	4,814,092
Welltower, Inc.	63,023	5,723,119
Weyerhaeuser Co.	145,090	5,980,610

		166,689,698

	Shares	Value
Real Estate Management & Development-3.17%
CBRE Group, Inc., Class A(c)	65,645	$5,451,161

Total Common Stocks & Other Equity Interests (Cost $172,834,390)		172,140,859

Money Market Funds-0.04%
Invesco Government & Agency Portfolio, Institutional Class, 0.35%(d)(e) (Cost $67,431)	67,431	67,431

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.00% (Cost $172,901,821)		172,208,290

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-5.33%
Invesco Private Government Fund, 0.40%(d)(e)(f)	2,756,763	2,756,763
Invesco Private Prime Fund, 0.35%(d)(e)(f)	6,428,598	6,428,598

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $9,185,361)		9,185,361

TOTAL INVESTMENTS IN SECURITIES-105.33% (Cost $182,087,182)		181,393,651
OTHER ASSETS LESS LIABILITIES-(5.33)%		(9,183,534)

NET ASSETS-100.00%		$172,210,117

Investment Abbreviations:

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2022.
(c)	Non-income producing security.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2022.

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$7,450	$3,257,395	$(3,197,414)	$-	$-	$67,431	$71

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

Invesco S&P 500® Equal Weight Real Estate ETF (EWRE)–(continued)

April 30, 2022

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2022	Dividend Income

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	$627,528	$29,193,370	$(27,064,135)	$-	$-	$2,756,763	$1,948	*

Invesco Private Prime Fund	941,292	61,329,342	(55,840,732)	-	(1,304)	6,428,598	4,908	*

Total	$1,576,270	$93,780,107	$(86,102,281)	$-	$(1,304)	$9,252,792	$6,927

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

59

Invesco S&P 500® Equal Weight Technology ETF (RYT)

April 30, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.03%
Communications Equipment-6.24%
Arista Networks, Inc.(b)	244,318	$28,235,831
Cisco Systems, Inc.	535,679	26,237,558
F5, Inc.(b)	150,678	25,225,004
Juniper Networks, Inc.(c)	884,014	27,864,121
Motorola Solutions, Inc.	132,102	28,228,876

		135,791,390

Electronic Equipment, Instruments & Components-11.71%
Amphenol Corp., Class A	397,992	28,456,428
CDW Corp.	172,331	28,120,973
Corning, Inc.	803,957	28,291,247
IPG Photonics Corp.(b)	264,406	24,981,079
Keysight Technologies, Inc.(b)	200,838	28,171,546
TE Connectivity Ltd. (Switzerland)	229,918	28,689,168
Teledyne Technologies, Inc.(b)	69,686	30,072,993
Trimble, Inc.(b)	447,477	29,846,716
Zebra Technologies Corp., Class A(b)	75,884	28,051,279

		254,681,429

IT Services-26.56%
Accenture PLC, Class A	94,025	28,241,349
Akamai Technologies, Inc.(b)	270,162	30,333,789
Automatic Data Processing, Inc.	141,344	30,838,434
Broadridge Financial Solutions, Inc.	202,602	29,201,026
Cognizant Technology Solutions Corp., Class A	332,760	26,920,284
DXC Technology Co.(b)	958,646	27,513,140
EPAM Systems, Inc.(b)	146,379	38,788,971
Fidelity National Information Services, Inc.	327,919	32,513,169
Fiserv, Inc.(b)	311,166	30,469,375
FleetCor Technologies, Inc.(b)	127,630	31,846,238
Gartner, Inc.(b)	104,692	30,418,261
Global Payments, Inc.	230,696	31,600,738
International Business Machines Corp.	236,337	31,246,115
Jack Henry & Associates, Inc.	159,722	30,280,097
Mastercard, Inc., Class A	90,201	32,777,239
Paychex, Inc.	242,941	30,787,913
PayPal Holdings, Inc.(b)	303,368	26,675,148
VeriSign, Inc.(b)	143,496	25,641,300
Visa, Inc., Class A(c)	148,931	31,741,664

		577,834,250

Semiconductors & Semiconductor Equipment-23.88%
Advanced Micro Devices, Inc.(b)	280,912	24,023,594
Analog Devices, Inc.	198,484	30,641,960
Applied Materials, Inc.	236,948	26,147,212
Broadcom, Inc.	50,699	28,107,019
Enphase Energy, Inc.(b)	171,252	27,640,073
Intel Corp.	639,236	27,864,297
KLA Corp.	90,624	28,932,618
Lam Research Corp.	60,606	28,227,851
Microchip Technology, Inc.	424,337	27,666,772
Micron Technology, Inc.	402,310	27,433,519
Monolithic Power Systems, Inc.	74,029	29,037,135
NVIDIA Corp.	132,562	24,586,274
NXP Semiconductors N.V. (China)	164,070	28,039,563
Qorvo, Inc.(b)	236,967	26,962,105
QUALCOMM, Inc.	192,308	26,863,505

	Shares	Value
Semiconductors & Semiconductor Equipment-(continued)
Skyworks Solutions, Inc.	229,703	$26,025,350
SolarEdge Technologies, Inc.(b)(c)	92,146	23,074,280
Teradyne, Inc.(c)	274,104	28,907,008
Texas Instruments, Inc.	171,966	29,277,211

		519,457,346

Software-23.64%
Adobe, Inc.(b)	70,359	27,858,646
ANSYS, Inc.(b)	99,775	27,506,970
Autodesk, Inc.(b)	152,339	28,834,726
Cadence Design Systems, Inc.(b)	202,168	30,497,043
Ceridian HCM Holding, Inc.(b)	477,293	26,790,456
Citrix Systems, Inc.	290,004	29,029,400
Fortinet, Inc.(b)	104,955	30,333,045
Intuit, Inc.	66,686	27,924,763
Microsoft Corp.	104,604	29,029,702
NortonLifeLock, Inc.(c)	1,060,689	26,559,653
Oracle Corp.	376,461	27,632,237
Paycom Software, Inc.(b)	96,617	27,194,787
PTC, Inc.(b)	281,858	32,191,002
Roper Technologies, Inc.	67,766	31,844,599
salesforce.com, inc.(b)	148,036	26,045,454
ServiceNow, Inc.(b)	57,203	27,348,754
Synopsys, Inc.(b)	99,752	28,607,876
Tyler Technologies, Inc.(b)	73,550	29,030,920

		514,260,033

Technology Hardware, Storage & Peripherals-8.00%
Apple, Inc.	189,338	29,849,136
Hewlett Packard Enterprise Co.	1,770,166	27,278,258
HP, Inc.(c)	807,280	29,570,666
NetApp, Inc.	348,349	25,516,564
Seagate Technology Holdings PLC(c)	335,466	27,521,631
Western Digital Corp.(b)	646,715	34,321,165

		174,057,420

Total Common Stocks & Other Equity Interests (Cost $2,129,395,067)		2,176,081,868

Money Market Funds-0.02%
Invesco Government & Agency Portfolio, Institutional Class, 0.35%(d)(e) (Cost $360,687)	360,687	360,687

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.05% (Cost $2,129,755,754)		2,176,442,555

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-5.00%
Invesco Private Government Fund, 0.40%(d)(e)(f)	32,615,774	32,615,774

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

60

Invesco S&P 500® Equal Weight Technology ETF (RYT)–(continued)

April 30, 2022

	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 0.35%(d)(e)(f)	76,062,459	$76,062,459

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $108,672,606)		108,678,233

TOTAL INVESTMENTS IN SECURITIES-105.05% (Cost $2,238,428,360)		2,285,120,788
OTHER ASSETS LESS LIABILITIES-(5.05)%		(109,806,930)

NET ASSETS-100.00%		$2,175,313,858

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2022.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2022.

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$367,137	$37,720,710	$(37,727,160)	$-	$-	$360,687	$407

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	20,978,643	401,183,197	(389,546,066)	-	-	32,615,774	18,657	*

Invesco Private Prime Fund	31,709,690	887,699,196	(843,316,582)	5,627	(35,472)	76,062,459	63,845	*

Total	$53,055,470	$1,326,603,103	$(1,270,589,808)	$5,627	$(35,472)	$109,038,920	$82,909

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

61

Invesco S&P 500® Equal Weight Utilities ETF (RYU)

April 30, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.84%
Electric Utilities-55.30%
Alliant Energy Corp.	185,016	$10,880,791
American Electric Power Co., Inc.	116,628	11,559,001
Constellation Energy Corp.	225,962	13,379,210
Duke Energy Corp.	104,974	11,563,936
Edison International	172,027	11,833,737
Entergy Corp.	102,496	12,181,650
Evergy, Inc.	173,196	11,751,349
Eversource Energy	132,990	11,623,326
Exelon Corp.	255,411	11,948,127
FirstEnergy Corp.	253,433	10,976,183
NextEra Energy, Inc.	140,527	9,980,227
NRG Energy, Inc.	289,598	10,396,568
Pinnacle West Capital Corp.	151,080	10,756,896
PPL Corp.	424,190	12,008,819
Southern Co. (The)	162,226	11,905,766
Xcel Energy, Inc.	158,380	11,602,919

		184,348,505

Gas Utilities-3.33%
Atmos Energy Corp.(b)	97,990	11,112,066

Independent Power and Renewable Electricity Producers-3.08%
AES Corp. (The)	501,967	10,250,166

Multi-Utilities-34.74%
Ameren Corp.	127,380	11,833,602
CenterPoint Energy, Inc.	391,686	11,989,508
CMS Energy Corp.	168,961	11,605,931
Consolidated Edison, Inc.	124,754	11,569,686
Dominion Energy, Inc.(b)	135,456	11,058,628
DTE Energy Co.	87,770	11,501,381
NiSource, Inc.	374,108	10,894,025
Public Service Enterprise Group, Inc.	169,570	11,812,246
Sempra Energy	72,288	11,664,392
WEC Energy Group, Inc.	118,751	11,881,037

		115,810,436

	Shares	Value
Water Utilities-3.39%
American Water Works Co., Inc.	73,272	$11,289,750

Total Common Stocks & Other Equity Interests (Cost $308,725,878)		332,810,923

Money Market Funds-0.02%
Invesco Government & Agency Portfolio, Institutional Class, 0.35%(c)(d) (Cost $47,578)	47,578	47,578

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.86% (Cost $308,773,456)		332,858,501

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-2.86%
Invesco Private Government Fund, 0.40%(c)(d)(e)	2,860,309	2,860,309
Invesco Private Prime Fund, 0.35%(c)(d)(e)	6,674,440	6,674,440

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $9,534,749)		9,534,749

TOTAL INVESTMENTS IN SECURITIES-102.72% (Cost $318,308,205)		342,393,250
OTHER ASSETS LESS LIABILITIES-(2.72)%		(9,059,771)

NET ASSETS-100.00%		$333,333,479

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2022.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2022.

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$116,957	$7,308,042	$(7,377,421)	$-	$-	$47,578	$121

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

62

Invesco S&P 500® Equal Weight Utilities ETF (RYU)–(continued)

April 30, 2022

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2022	Dividend Income

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	$-	$25,833,951	$(22,973,642)	$-	$-	$2,860,309	$1,543	*

Invesco Private Prime Fund	-	60,301,042	(53,627,669)	-	1,067	6,674,440	3,965	*

Total	$116,957	$93,443,035	$(83,978,732)	$-	$1,067	$9,582,327	$5,629

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of April 30, 2022.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

63

Invesco S&P MidCap 400® Equal Weight ETF (EWMC)

April 30, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.93%
Communication Services-2.21%
Cable One, Inc.	217	$253,065
Iridium Communications, Inc.(b)	8,054	287,608
John Wiley & Sons, Inc., Class A	6,157	313,330
New York Times Co. (The), Class A	6,973	267,205
TEGNA, Inc.	14,188	312,846
TripAdvisor, Inc.(b)(c)	13,431	344,774
World Wrestling Entertainment, Inc., Class A(c)	5,588	326,283
Yelp, Inc.(b)	9,918	322,633
Ziff Davis, Inc.(b)	3,334	294,592

		2,722,336

Consumer Discretionary-15.80%
Adient PLC(b)	9,115	311,186
American Eagle Outfitters, Inc.(c)	18,116	273,733
AutoNation, Inc.(b)(c)	2,860	331,503
Boyd Gaming Corp.	4,929	298,599
Brunswick Corp.	3,527	266,676
Callaway Golf Co.(b)(c)	14,002	307,204
Capri Holdings Ltd.(b)	6,413	305,900
Carter’s, Inc.(c)	3,402	286,584
Choice Hotels International, Inc.	2,335	327,974
Churchill Downs, Inc.	1,473	298,931
Columbia Sportswear Co.	3,697	303,746
Cracker Barrel Old Country Store, Inc.(c)	2,694	299,007
Crocs, Inc.(b)	4,510	299,599
Dana, Inc.	18,672	276,532
Deckers Outdoor Corp.(b)	1,229	326,607
Dick’s Sporting Goods, Inc.(c)	2,939	283,378
Five Below, Inc.(b)(c)	2,062	323,940
Foot Locker, Inc.	10,600	310,686
Fox Factory Holding Corp.(b)	3,114	254,974
GameStop Corp., Class A(b)(c)	3,412	426,739
Gap, Inc. (The)	22,416	278,407
Gentex Corp.	11,220	329,307
Goodyear Tire & Rubber Co. (The)(b)(c)	24,293	323,583
Graham Holdings Co., Class B	543	321,657
Grand Canyon Education, Inc.(b)(c)	3,455	331,576
H&R Block, Inc.(c)	13,039	339,927
Hanesbrands, Inc.(c)	20,406	270,584
Harley-Davidson, Inc.	8,213	299,364
Helen of Troy Ltd.(b)(c)	1,533	328,844
KB Home	8,348	270,726
Kohl’s Corp.	5,867	339,582
Lear Corp.	2,329	297,972
Leggett & Platt, Inc.	8,762	312,190
Light & Wonder, Inc.(b)	5,366	300,818
Lithia Motors, Inc., Class A	988	279,732
Macy’s, Inc.(c)	13,380	323,395
Marriott Vacations Worldwide Corp.	2,089	311,950
Mattel, Inc.(b)	13,979	339,829
Murphy USA, Inc.	1,804	421,414
Nordstrom, Inc.(c)	13,758	353,581
Ollie’s Bargain Outlet Holdings, Inc.(b)(c)	8,065	387,523
Papa John’s International, Inc.	3,334	303,561
Polaris, Inc.(c)	2,972	282,162
RH(b)	973	327,045

	Shares	Value
Consumer Discretionary-(continued)
Service Corp. International	5,291	$347,143
Six Flags Entertainment Corp.(b)	7,818	299,195
Skechers U.S.A., Inc., Class A(b)	8,471	324,439
Taylor Morrison Home Corp., Class A(b)	10,512	275,309
Tempur Sealy International, Inc	10,134	274,733
Texas Roadhouse, Inc.	4,014	330,473
Thor Industries, Inc.	3,740	286,297
Toll Brothers, Inc.	6,250	289,812
TopBuild Corp.(b)	1,464	265,189
Travel + Leisure Co.	5,890	326,777
Tri Pointe Homes, Inc.(b)	14,286	295,292
Urban Outfitters, Inc.(b)(c)	12,241	291,336
Victoria’s Secret & Co.(b)(c)	6,744	317,777
Visteon Corp.(b)	3,102	324,810
Wendy’s Co. (The)	14,878	293,989
Williams-Sonoma, Inc.(c)	2,241	292,406
Wingstop, Inc.(c)	2,570	235,823
Wyndham Hotels & Resorts, Inc.	3,820	336,007
YETI Holdings, Inc.(b)(c)	5,526	270,056

		19,465,090

Consumer Staples-4.83%
BellRing Brands, Inc.(b)	12,900	276,447
BJ’s Wholesale Club Holdings, Inc.(b)	5,183	333,526
Boston Beer Co., Inc. (The), Class A(b)(c)	913	342,375
Casey’s General Stores, Inc.	1,815	365,360
Coty, Inc., Class A(b)	38,526	312,446
Darling Ingredients, Inc.(b)	4,262	312,788
Energizer Holdings, Inc.(c)	10,766	326,102
Flowers Foods, Inc.	13,000	344,760
Grocery Outlet Holding Corp.(b)(c)	10,758	362,222
Hain Celestial Group, Inc. (The)(b)	9,808	328,960
Ingredion, Inc.	3,811	324,354
Lancaster Colony Corp.(c)	2,064	320,292
Nu Skin Enterprises, Inc., Class A	6,744	287,564
Performance Food Group Co.(b)	6,649	327,463
Pilgrim’s Pride Corp.(b)	13,704	388,508
Post Holdings, Inc.(b)(c)	4,741	352,683
Sanderson Farms, Inc.	1,767	334,617
Sprouts Farmers Market, Inc.(b)	10,200	303,960

		5,944,427

Energy-3.47%
Antero Midstream Corp.	31,009	318,463
ChampionX Corp.	12,482	263,370
CNX Resources Corp.(b)	17,276	355,022
DT Midstream, Inc.	5,601	301,054
EQT Corp.	11,717	465,751
Equitrans Midstream Corp.	42,513	334,152
HF Sinclair Corp.(b)	8,865	337,047
Matador Resources Co.(c)	5,963	291,114
Murphy Oil Corp.	8,591	327,145
NOV, Inc.	14,956	271,152
PDC Energy, Inc.	4,731	329,940
Range Resources Corp.(b)	11,493	344,100
Targa Resources Corp.	4,621	339,228

		4,277,538

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

64

Invesco S&P MidCap 400® Equal Weight ETF (EWMC)–(continued)

April 30, 2022

	Shares	Value
Financials-14.60%
Affiliated Managers Group, Inc.	2,482	$311,665
Alleghany Corp.(b)	495	414,067
American Financial Group, Inc.	2,320	321,274
Associated Banc-Corp	13,628	271,879
Bank of Hawaii Corp.	3,772	280,410
Bank OZK	7,271	279,352
Brighthouse Financial, Inc.(b)	6,845	351,559
Cadence Bank	10,639	266,401
Cathay General Bancorp	6,988	280,149
CNO Financial Group, Inc.	13,581	327,845
Commerce Bancshares, Inc.	4,459	304,862
Cullen/Frost Bankers, Inc.	2,292	303,209
East West Bancorp, Inc.	4,127	294,255
Essent Group Ltd.(c)	7,747	313,986
Evercore, Inc., Class A	2,858	302,234
F.N.B. Corp.	24,827	286,007
Federated Hermes, Inc., Class B	10,006	284,971
First American Financial Corp.	4,746	276,739
First Financial Bankshares, Inc.(c)	6,858	274,183
First Horizon Corp.	13,708	306,785
FirstCash Holdings, Inc.(c)	4,918	392,358
Fulton Financial Corp.	18,023	273,409
Glacier Bancorp, Inc.	5,909	270,396
Hancock Whitney Corp.	5,929	277,299
Hanover Insurance Group, Inc. (The)	2,270	333,281
Home BancShares, Inc.	13,681	295,783
Interactive Brokers Group, Inc., Class A	5,192	309,236
International Bancshares Corp.	7,395	294,247
Janus Henderson Group PLC(c)	9,768	297,729
Jefferies Financial Group, Inc.	10,401	319,935
Kemper Corp.	5,960	275,114
Kinsale Capital Group, Inc.(c)	1,511	334,974
Mercury General Corp.	5,918	298,445
MGIC Investment Corp.	22,821	298,042
Navient Corp.	19,020	302,228
New York Community Bancorp, Inc.(c)	28,521	263,534
Old National Bancorp	18,105	274,472
Old Republic International Corp.	12,302	270,767
PacWest Bancorp	7,215	237,301
Pinnacle Financial Partners, Inc.	3,337	258,784
Primerica, Inc.	2,502	324,159
Prosperity Bancshares, Inc.	4,481	292,968
Reinsurance Group of America, Inc.	3,129	335,804
RenaissanceRe Holdings Ltd. (Bermuda)	2,243	321,915
RLI Corp.	3,040	348,931
SEI Investments Co.(c)	5,670	315,932
Selective Insurance Group, Inc.	3,801	313,050
SLM Corp.	18,411	308,016
Stifel Financial Corp.	4,951	306,219
Synovus Financial Corp.	6,660	276,656
Texas Capital Bancshares, Inc.(b)	5,120	262,963
UMB Financial Corp.	3,187	287,404
Umpqua Holdings Corp.	15,163	250,796
United Bankshares, Inc.	8,870	295,016
Unum Group	11,690	356,779
Valley National Bancorp	23,412	280,476
Voya Financial, Inc.	5,049	318,794
Washington Federal, Inc.	9,105	277,065

	Shares	Value
Financials-(continued)
Webster Financial Corp.	5,709	$285,393
Wintrust Financial Corp.	3,447	300,992

		17,988,494

Health Care-9.27%
Acadia Healthcare Co., Inc.(b)	4,870	330,576
Amedisys, Inc.(b)(c)	2,110	269,341
Arrowhead Pharmaceuticals, Inc.(b)(c)	7,571	311,244
Azenta, Inc.	4,051	303,663
Bruker Corp.(c)	5,013	288,197
Chemed Corp.	673	330,705
Encompass Health Corp.	4,680	322,124
Enovis Corp.(b)(c)	4,702	305,019
Envista Holdings Corp.(b)(c)	7,023	278,251
Exelixis, Inc.(b)	15,069	336,641
Globus Medical, Inc., Class A(b)	4,610	305,274
Haemonetics Corp.(b)(c)	5,876	297,737
Halozyme Therapeutics, Inc.(b)(c)	9,110	363,489
HealthEquity, Inc.(b)(c)	6,099	380,090
ICU Medical, Inc.(b)	1,413	302,368
Integra LifeSciences Holdings Corp.(b)(c)	4,858	297,115
Jazz Pharmaceuticals PLC(b)(c)	2,045	327,650
LHC Group, Inc.(b)	2,318	384,440
LivaNova PLC(b)(c)	4,422	338,990
Masimo Corp.(b)	2,313	261,300
Medpace Holdings, Inc.(b)	2,240	299,197
Neogen Corp.(b)(c)	9,355	246,972
Neurocrine Biosciences, Inc.(b)	3,542	318,886
NuVasive, Inc.(b)(c)	6,144	316,047
Option Care Health, Inc.(b)	12,283	367,016
Patterson Cos., Inc.	10,206	314,039
Penumbra, Inc.(b)(c)	1,646	284,034
Perrigo Co. PLC	8,372	287,160
Progyny, Inc.(b)(c)	7,275	279,724
Quidel Corp.(b)(c)	3,188	320,777
R1 RCM, Inc.(b)(c)	12,842	289,202
Repligen Corp.(b)	1,894	297,813
STAAR Surgical Co.(b)(c)	4,903	279,912
Syneos Health, Inc.(b)	4,204	307,270
Tandem Diabetes Care, Inc.(b)	2,999	289,343
Tenet Healthcare Corp.(b)	3,556	257,846
United Therapeutics Corp.(b)	1,828	324,580

		11,414,032

Industrials-16.86%
Acuity Brands, Inc.	1,749	301,668
AECOM	4,113	290,213
AGCO Corp.	2,418	308,053
ASGN, Inc.(b)	2,994	339,669
Avis Budget Group, Inc.(b)(c)	1,521	407,126
Axon Enterprise, Inc.(b)	2,537	284,651
Brink’s Co. (The)	4,973	293,158
Builders FirstSource, Inc.(b)	4,255	261,980
CACI International, Inc., Class A(b)	1,049	278,300
Carlisle Cos., Inc.	1,363	353,508
Chart Industries, Inc.(b)	1,817	306,746
Clean Harbors, Inc.(b)	2,995	314,265
Crane Co.	3,084	296,773
Curtiss-Wright Corp.	2,164	309,257
Donaldson Co., Inc.	6,311	309,491
Dycom Industries, Inc.(b)	3,177	269,759

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

65

Invesco S&P MidCap 400® Equal Weight ETF (EWMC)–(continued)

April 30, 2022

	Shares	Value
Industrials-(continued)
EMCOR Group, Inc.	2,711	$288,667
EnerSys	4,302	281,609
Esab Corp.(b)	7,059	331,773
Flowserve Corp.	9,355	306,002
Fluor Corp.(b)(c)	11,090	274,478
FTI Consulting, Inc.(b)(c)	2,179	343,650
GATX Corp.(c)	2,639	272,846
Graco, Inc.	4,697	291,308
GXO Logistics, Inc.(b)	4,807	284,526
Hexcel Corp.	5,719	310,885
Hubbell, Inc.	1,775	346,764
IAA, Inc.(b)	8,867	324,976
Insperity, Inc.(c)	3,640	386,022
ITT, Inc.	4,145	291,062
JetBlue Airways Corp.(b)(c)	25,123	276,604
KBR, Inc.	5,712	281,202
Kennametal, Inc.	10,914	280,817
Kirby Corp.(b)	4,360	284,272
Knight-Swift Transportation Holdings, Inc.	6,157	294,859
Landstar System, Inc.	2,083	322,657
Lennox International, Inc.	1,234	263,076
Lincoln Electric Holdings, Inc.	2,516	338,981
ManpowerGroup, Inc.	3,606	325,261
MasTec, Inc.(b)	3,705	266,797
MDU Resources Group, Inc.	12,556	323,443
Mercury Systems, Inc.(b)(c)	4,827	269,298
Middleby Corp. (The)(b)	1,903	292,853
MillerKnoll, Inc.(c)	9,262	293,883
MSA Safety, Inc.	2,470	298,104
MSC Industrial Direct Co., Inc., Class A	4,131	342,295
nVent Electric PLC	9,192	310,506
Oshkosh Corp.	2,960	273,622
Owens Corning	3,522	320,255
Regal Rexnord Corp.	2,042	259,824
Ryder System, Inc.(c)	3,994	279,181
Saia, Inc.(b)	1,210	249,212
Science Applications International Corp.	3,565	296,715
Simpson Manufacturing Co., Inc.	2,737	283,745
Stericycle, Inc.(b)	5,705	286,334
Sunrun, Inc.(b)(c)	10,758	214,945
Terex Corp.	8,233	279,922
Tetra Tech, Inc.	1,992	277,446
Timken Co. (The)	5,157	297,250
Toro Co. (The)	3,889	311,626
Trex Co., Inc.(b)(c)	4,272	248,588
Trinity Industries, Inc.(c)	9,693	268,884
Univar Solutions, Inc.(b)	10,320	300,518
Valmont Industries, Inc.	1,386	344,851
Vicor Corp.(b)	4,141	250,613
Watsco, Inc.	1,112	296,659
Watts Water Technologies, Inc., Class A	2,240	285,510
Werner Enterprises, Inc.	7,506	297,463
Woodward, Inc.(c)	2,596	286,806
XPO Logistics, Inc.(b)	4,488	241,410

		20,775,472

Information Technology-13.92%
ACI Worldwide, Inc.(b)(c)	10,006	276,366
Amkor Technology, Inc.	15,192	285,762
Arrow Electronics, Inc.(b)	2,639	311,033

	Shares	Value
Information Technology-(continued)
Aspen Technology, Inc.(b)	2,268	$359,569
Avnet, Inc.	7,754	338,540
Belden, Inc.	5,634	290,883
Blackbaud, Inc.(b)(c)	5,312	308,149
Bread Financial Holdings, Inc.	5,702	312,470
Calix, Inc.(b)(c)	7,273	290,265
CDK Global, Inc.	6,612	359,759
Ciena Corp.(b)	5,753	317,393
Cirrus Logic, Inc.(b)	3,860	292,588
CMC Materials, Inc.	1,752	313,450
Cognex Corp.	4,798	324,489
Coherent, Inc.(b)	1,225	328,178
CommVault Systems, Inc.(b)	5,236	319,396
Concentrix Corp.	1,613	254,015
Digital Turbine, Inc.(b)(c)	9,071	287,097
Envestnet, Inc.(b)(c)	4,341	345,717
Euronet Worldwide, Inc.(b)(c)	2,790	339,403
Fair Isaac Corp.(b)	683	255,107
First Solar, Inc.(b)	4,195	306,361
Genpact Ltd.	7,666	308,710
II-VI Incorporated(b)	4,815	294,726
Jabil, Inc.	5,685	328,195
Kyndryl Holdings, Inc.(b)(c)	27,432	326,166
Lattice Semiconductor Corp.(b)	5,873	282,139
Littelfuse, Inc.	1,320	302,610
LiveRamp Holdings, Inc.(b)	9,047	283,352
Lumentum Holdings, Inc.(b)(c)	3,459	280,905
Manhattan Associates, Inc.(b)	2,420	315,931
Maximus, Inc.	4,332	315,716
Mimecast Ltd.(b)	3,988	317,764
MKS Instruments, Inc.	2,224	253,492
National Instruments Corp.	8,297	299,854
NCR Corp.(b)	8,441	295,688
Paylocity Holding Corp.(b)	1,669	316,492
Power Integrations, Inc.	3,632	290,560
Qualys, Inc.(b)	2,481	338,111
Sabre Corp.(b)(c)	34,720	363,518
SailPoint Technologies Holding, Inc.(b)(c)	7,225	461,172
Semtech Corp.(b)	5,096	303,722
Silicon Laboratories, Inc.(b)	2,297	309,888
SiTime Corp.(b)(c)	1,684	283,872
SunPower Corp.(b)(c)	15,429	254,733
Synaptics, Inc.(b)	1,538	228,301
TD SYNNEX Corp.	2,880	288,259
Teradata Corp.(b)	7,148	295,570
Universal Display Corp.	2,017	257,631
ViaSat, Inc.(b)(c)	6,225	229,142
Vishay Intertechnology, Inc.	16,969	316,132
Vontier Corp.	13,752	352,326
Western Union Co. (The)(c)	18,379	308,032
WEX, Inc.(b)	1,945	323,337
Wolfspeed, Inc.(b)(c)	3,436	315,116
Xerox Holdings Corp.	16,951	294,947

		17,152,099

Materials-6.81%
Alcoa Corp.	4,004	271,471
AptarGroup, Inc.	2,817	323,476
Ashland Global Holdings, Inc.	3,588	376,632
Avient Corp.	6,466	318,386

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

66

Invesco S&P MidCap 400® Equal Weight ETF (EWMC)–(continued)

April 30, 2022

	Shares	Value
Materials-(continued)
Cabot Corp.	4,512	$297,115
Chemours Co. (The)(c)	11,999	396,807
Cleveland-Cliffs, Inc.(b)	12,235	311,870
Commercial Metals Co.	7,826	320,866
Eagle Materials, Inc.	2,382	293,748
Greif, Inc., Class A(c)	5,380	326,458
Ingevity Corp.(b)	4,972	297,823
Louisiana-Pacific Corp.	4,767	307,567
Minerals Technologies, Inc.	4,914	312,580
NewMarket Corp.	992	322,013
Olin Corp.	6,499	373,043
Reliance Steel & Aluminum Co.	1,683	333,655
Royal Gold, Inc.(c)	2,308	301,148
RPM International, Inc.	4,017	333,009
Scotts Miracle-Gro Co. (The)(c)	2,749	285,704
Sensient Technologies Corp.	4,200	355,320
Silgan Holdings, Inc.	7,392	327,983
Sonoco Products Co.	5,684	351,896
Steel Dynamics, Inc.	4,387	376,185
United States Steel Corp.	9,488	289,289
Valvoline, Inc.	10,722	324,126
Worthington Industries, Inc.(c)	5,403	257,021

		8,385,191

Real Estate-8.54%
American Campus Communities, Inc.	5,799	375,021
Apartment Income REIT Corp.	6,020	296,003
Brixmor Property Group, Inc.	12,721	322,859
Corporate Office Properties Trust	11,055	295,058
Cousins Properties, Inc.(c)	7,948	285,333
Douglas Emmett, Inc.	9,524	280,577
EastGroup Properties, Inc.	1,691	317,063
EPR Properties	6,016	315,960
First Industrial Realty Trust, Inc.	5,479	317,782
Healthcare Realty Trust, Inc.(c)	11,793	319,354
Highwoods Properties, Inc.	7,158	292,333
Hudson Pacific Properties, Inc.	11,594	269,908
JBG SMITH Properties	10,888	287,008
Jones Lang LaSalle, Inc.(b)	1,415	309,503
Kilroy Realty Corp.	4,320	302,400
Kite Realty Group Trust	14,184	316,303
Lamar Advertising Co., Class A	2,904	320,631
Life Storage, Inc.	2,412	319,566
Macerich Co. (The)(c)	21,996	276,050
Medical Properties Trust, Inc.	15,697	288,668
National Retail Properties, Inc.	7,323	321,040
National Storage Affiliates Trust	5,273	298,452
Omega Healthcare Investors, Inc.	11,009	280,509
Park Hotels & Resorts, Inc.	17,125	337,534
Pebblebrook Hotel Trust	13,698	334,505
Physicians Realty Trust	18,850	323,089
PotlatchDeltic Corp.	5,767	319,434
PS Business Parks, Inc.	2,016	377,395

	Shares	Value
Real Estate-(continued)
Rayonier, Inc.	7,430	$320,976
Rexford Industrial Realty, Inc.(c)	4,595	358,594
Sabra Health Care REIT, Inc.	22,690	265,019
SL Green Realty Corp.(c)	4,003	277,088
Spirit Realty Capital, Inc.	6,808	295,808
STORE Capital Corp.	10,755	305,765

		10,522,588

Utilities-3.62%
ALLETE, Inc.	4,816	285,781
Black Hills Corp.(c)	4,452	326,064
Essential Utilities, Inc.	6,767	302,891
Hawaiian Electric Industries, Inc.	7,600	312,436
IDACORP, Inc.	2,875	302,392
National Fuel Gas Co.	4,731	331,785
New Jersey Resources Corp	7,186	310,148
NorthWestern Corp.(c)	5,252	297,736
OGE Energy Corp.(c)	8,176	316,248
ONE Gas, Inc.	3,675	310,060
PNM Resources, Inc.	6,918	322,794
Southwest Gas Holdings, Inc.	4,357	383,895
Spire, Inc.	4,609	335,305
UGI Corp.	9,553	327,668

		4,465,203

Total Common Stocks & Other Equity Interests (Cost $120,466,081)		123,112,470

Money Market Funds-0.06%
Invesco Government & Agency Portfolio, Institutional Class, 0.35%(d)(e) (Cost $68,915)	68,915	68,915

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.99% (Cost $120,534,996)		123,181,385

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-22.21%
Invesco Private Government Fund, 0.40%(d)(e)(f)	8,211,304	8,211,304
Invesco Private Prime Fund, 0.35%(d)(e)(f)	19,147,838	19,147,838

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $27,356,818)		27,359,142

TOTAL INVESTMENTS IN SECURITIES-122.20% (Cost $147,891,814)		150,540,527
OTHER ASSETS LESS LIABILITIES-(22.20)%		(27,345,654)

NET ASSETS-100.00%		$123,194,873

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

67

Invesco S&P MidCap 400® Equal Weight ETF (EWMC)–(continued)

April 30, 2022

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2022.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2022.

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$50,708	$3,417,527	$(3,399,320)	$-	$-	$68,915	$51

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	3,270,908	33,341,158	(28,400,762)	-	-	8,211,304	5,179	*

Invesco Private Prime Fund	5,042,491	69,577,284	(55,467,186)	2,324	(7,075)	19,147,838	17,448	*

Total	$8,364,107	$106,335,969	$(87,267,268)	$2,324	$(7,075)	$27,428,057	$22,678

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2022.

(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

68

Invesco S&P SmallCap 600® Equal Weight ETF (EWSC)

April 30, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.95%
Communication Services-2.74%
AMC Networks, Inc., Class A(b)	2,805	$91,527
ATN International, Inc.	3,066	121,107
Cars.com, Inc.(b)	7,411	82,410
Cinemark Holdings, Inc.(b)(c)	6,998	110,988
Cogent Communications Holdings, Inc.	1,714	100,269
Consolidated Communications Holdings, Inc.(b)	19,456	115,763
E.W. Scripps Co. (The), Class A(b)	5,108	84,078
Gannett Co., Inc.(b)(c)	25,288	101,405
Gogo, Inc.(b)(c)	5,719	105,287
Loyalty Ventures, Inc.(b)	5,704	72,954
Marcus Corp. (The)(b)(c)	6,293	98,989
QuinStreet, Inc.(b)	9,539	90,716
Scholastic Corp.	2,578	94,999
Shenandoah Telecommunications Co.(c)	5,242	105,888
TechTarget, Inc.(b)(c)	1,489	100,225
Telephone & Data Systems, Inc.(c)	5,728	104,937
Thryv Holdings, Inc.(b)(c)	3,782	97,689

		1,679,231

Consumer Discretionary-14.48%
Aaron’s Co., Inc. (The)	4,944	101,500
Abercrombie & Fitch Co., Class A(b)	3,797	131,300
Academy Sports & Outdoors, Inc.(c)	3,408	127,323
Adtalem Global Education, Inc.(b)(c)	4,471	131,045
American Axle & Manufacturing Holdings, Inc.(b)	12,855	85,100
American Public Education, Inc.(b)	4,908	95,412
America’s Car-Mart, Inc.(b)	1,202	97,182
Asbury Automotive Group, Inc.(b)(c)	576	105,817
Bed Bath & Beyond, Inc.(b)(c)	5,402	73,521
Big Lots, Inc.(c)	3,252	100,487
BJ’s Restaurants, Inc.(b)	4,049	112,522
Bloomin’ Brands, Inc.	5,311	116,789
Boot Barn Holdings, Inc.(b)	1,232	110,954
Brinker International, Inc.(b)(c)	3,063	111,279
Buckle, Inc. (The)(c)	2,984	92,683
Caleres, Inc.	5,495	126,000
Cato Corp. (The), Class A	6,458	87,506
Cavco Industries, Inc.(b)	405	95,681
Century Communities, Inc.	1,786	94,158
Cheesecake Factory, Inc. (The)(b)(c)	3,150	116,266
Chico’s FAS, Inc.(b)	26,728	141,658
Children’s Place, Inc. (The)(b)(c)	2,095	97,061
Chuy’s Holdings, Inc.(b)	3,976	99,440
Conn’s, Inc.(b)(c)	5,830	91,239
Dave & Buster’s Entertainment, Inc.(b)(c)	2,745	124,897
Designer Brands, Inc., Class A(c)	8,708	120,345
Dine Brands Global, Inc.	1,503	107,750
Dorman Products, Inc.(b)	1,135	112,047
El Pollo Loco Holdings, Inc.(b)	9,464	100,792
Ethan Allen Interiors, Inc.(c)	4,172	99,043
Fossil Group, Inc.(b)(c)	12,412	122,631
Genesco, Inc.(b)	1,589	98,566
Gentherm, Inc.(b)(c)	1,574	106,119
G-III Apparel Group Ltd.(b)	4,499	119,134
Golden Entertainment, Inc.(b)	2,019	96,831

	Shares	Value
Consumer Discretionary-(continued)
Group 1 Automotive, Inc.	576	$100,305
Guess?, Inc.	6,216	139,674
Haverty Furniture Cos.,Inc., (Acquired 03/15/2018 - 03/16/2022; Cost $120,113)(c)(d)	3,809	94,577
Hibbett, Inc.	2,383	102,898
Installed Building Products, Inc.(c)	1,086	87,390
iRobot Corp.(b)(c)	1,884	95,425
Jack in the Box, Inc.(c)	1,320	109,243
Kontoor Brands, Inc.	2,471	98,173
La-Z-Boy, Inc.	3,789	99,575
LCI Industries(c)	939	91,383
LGI Homes, Inc.(b)(c)	908	85,089
Liquidity Services, Inc.(b)	6,608	95,287
LL Flooring Holdings, Inc.(b)(c)	7,151	98,755
M.D.C. Holdings, Inc.	2,516	92,866
M/I Homes, Inc.(b)(c)	2,220	98,302
MarineMax, Inc.(b)(c)	2,505	102,505
Meritage Homes Corp.(b)	1,139	94,024
Monarch Casino & Resort, Inc.(b)	1,328	93,159
Monro, Inc.	2,403	109,889
Motorcar Parts of America, Inc.(b)(c)	6,405	97,420
Movado Group, Inc.	3,145	113,126
ODP Corp. (The)(b)	2,541	109,339
Oxford Industries, Inc.	1,296	116,122
Patrick Industries, Inc.	1,674	104,206
Perdoceo Education Corp.(b)	10,063	112,504
PetMed Express, Inc.(c)	4,052	88,739
Red Robin Gourmet Burgers, Inc.(b)(c)	6,791	89,573
Rent-A-Center, Inc.	4,166	100,484
Ruth’s Hospitality Group, Inc.	4,860	101,914
Sally Beauty Holdings, Inc.(b)(c)	6,513	98,477
Shake Shack, Inc., Class A(b)(c)	1,695	98,022
Shoe Carnival, Inc.	3,698	111,643
Shutterstock, Inc.	1,246	94,347
Signet Jewelers Ltd.	1,643	115,339
Sleep Number Corp.(b)(c)	1,782	72,278
Sonic Automotive, Inc., Class A	2,283	97,142
Sonos, Inc.(b)	3,494	79,733
Standard Motor Products, Inc.	2,512	107,212
Steven Madden Ltd.	2,819	115,748
Strategic Education, Inc.(c)	1,821	117,637
Sturm Ruger & Co., Inc.(c)	1,529	104,201
Tupperware Brands Corp.(b)(c)	6,060	106,535
Unifi, Inc.(b)	6,202	90,983
Universal Electronics, Inc.(b)	3,411	100,624
Vera Bradley, Inc.(b)(c)	15,316	94,193
Vista Outdoor, Inc.(b)	3,020	106,395
Winnebago Industries, Inc.(c)	1,834	97,532
Wolverine World Wide, Inc.	4,823	95,592
WW International, Inc.(b)(c)	11,007	107,759
XPEL, Inc.(b)(c)(e)	1,889	81,737
Zumiez, Inc.(b)(c)	2,695	98,718

		8,863,871

Consumer Staples-5.53%
Andersons, Inc. (The)	2,460	123,566
B&G Foods, Inc.(c)	4,203	113,187

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

69

Invesco S&P SmallCap 600® Equal Weight ETF (EWSC)–(continued)

April 30, 2022

	Shares	Value
Consumer Staples-(continued)
Calavo Growers, Inc.	2,989	$108,321
Cal-Maine Foods, Inc.	2,494	134,003
Celsius Holdings, Inc.(b)(c)	2,392	124,384
Central Garden & Pet Co.(b)(c)	516	22,596
Central Garden & Pet Co., Class A(b)	2,125	87,933
Chefs’ Warehouse, Inc. (The)(b)(c)	3,789	138,677
Coca-Cola Consolidated, Inc.	240	105,960
Edgewell Personal Care Co.(c)	3,015	114,992
elf Beauty, Inc.(b)	4,572	111,237
Fresh Del Monte Produce, Inc.	4,406	114,776
Hostess Brands, Inc.(b)	5,343	121,233
Inter Parfums, Inc.	1,331	108,783
J&J Snack Foods Corp.	705	105,538
John B. Sanfilippo & Son, Inc.	1,362	105,746
Medifast, Inc.	625	111,475
MGP Ingredients, Inc.(c)	1,413	129,049
National Beverage Corp.(c)	2,731	120,382
PriceSmart, Inc.	1,438	114,249
Seneca Foods Corp., Class A(b)	2,212	120,001
Simply Good Foods Co. (The)(b)	2,940	122,451
SpartanNash Co.	3,546	121,557
Tootsie Roll Industries, Inc.(c)	3,271	114,583
TreeHouse Foods, Inc.(b)(c)	3,300	103,950
United Natural Foods, Inc.(b)(c)	3,067	131,666
Universal Corp.	1,970	113,964
USANA Health Sciences, Inc.(b)	1,313	100,655
Vector Group Ltd.	10,659	135,582
WD-40 Co.(c)	568	104,501

		3,384,997

Energy-4.95%
Archrock, Inc.	11,712	102,012
Bristow Group, Inc.(b)	2,812	83,854
Callon Petroleum Co.(b)(c)	1,843	94,491
Civitas Resources, Inc.(c)	1,945	114,016
CONSOL Energy, Inc.(b)	3,246	154,347
Core Laboratories N.V.(c)	3,398	88,348
DMC Global, Inc.(b)(c)	3,262	65,207
Dorian LPG Ltd.	7,724	113,697
Dril-Quip, Inc.(b)(c)	2,682	77,456
Green Plains, Inc.(b)(c)	3,501	98,273
Helix Energy Solutions Group, Inc.(b)(c)	21,300	87,543
Helmerich & Payne, Inc.	2,581	118,803
Laredo Petroleum, Inc.(b)(c)	1,479	105,320
Nabors Industries Ltd.(b)	679	104,987
Oceaneering International, Inc.(b)	6,558	74,302
Oil States International, Inc.(b)(c)	14,572	98,507
Par Pacific Holdings, Inc.(b)	8,423	123,565
Patterson-UTI Energy, Inc.	6,704	110,214
PBF Energy, Inc., Class A(b)	4,274	124,202
ProPetro Holding Corp.(b)	7,435	105,131
Ranger Oil Corp.(b)(c)	2,877	91,632
Renewable Energy Group, Inc.(b)	1,773	108,259
REX American Resources Corp.(b)	1,125	95,209
RPC, Inc.(b)(c)	9,422	97,424
SM Energy Co.	2,841	100,941
Southwestern Energy Co.(b)	19,491	146,183
Talos Energy, Inc.(b)	6,882	125,046

	Shares	Value
Energy-(continued)
US Silica Holdings, Inc.(b)	6,790	$126,158
World Fuel Services Corp.	3,996	96,783

		3,031,910

Financials-17.45%
Allegiance Bancshares, Inc.	2,426	99,126
Ambac Financial Group, Inc.(b)(c)	8,680	67,096
American Equity Investment Life Holding Co.	2,816	106,220
Ameris Bancorp	2,259	94,200
AMERISAFE, Inc.	2,297	106,466
Apollo Commercial Real Estate Finance, Inc.	8,064	97,091
ARMOUR Residential REIT, Inc.	12,600	92,484
Assured Guaranty Ltd.	1,884	103,903
Axos Financial, Inc.(b)	2,224	84,245
B. Riley Financial, Inc.(c)	1,703	76,907
Banc of California, Inc.	5,612	101,240
BancFirst Corp.(c)	1,382	112,978
Bancorp, Inc. (The)(b)	3,960	89,852
BankUnited, Inc.	2,592	97,304
Banner Corp.	1,808	97,090
Berkshire Hills Bancorp, Inc.	3,626	89,707
Blucora, Inc.(b)	5,904	119,556
Brightsphere Investment Group, Inc.	4,570	91,583
Brookline Bancorp, Inc.	6,556	94,800
Capitol Federal Financial, Inc.	9,737	93,767
Central Pacific Financial Corp.	3,855	93,214
City Holding Co.(c)	1,355	104,850
Columbia Banking System, Inc.	3,062	85,981
Community Bank System, Inc.	1,511	97,308
Customers Bancorp, Inc.(b)	1,936	81,448
CVB Financial Corp.	4,601	105,915
Dime Community Bancshares, Inc.(c)	3,207	100,828
Donnelley Financial Solutions, Inc.(b)(c)	3,462	101,333
Eagle Bancorp, Inc.	1,844	92,845
eHealth, Inc.(b)(c)	10,514	84,638
Ellington Financial, Inc.	6,077	98,387
Employers Holdings, Inc.	2,706	106,454
Encore Capital Group, Inc.(b)(c)	1,740	100,589
Enova International, Inc.(b)	3,223	120,540
EZCORP, Inc., Class A(b)(c)	19,282	134,974
FB Financial Corp.	2,424	93,397
First Bancorp	8,476	115,358
First Bancorp/Southern Pines NC	2,481	92,938
First Commonwealth Financial Corp.	6,904	93,066
First Financial Bancorp	4,499	92,005
First Hawaiian, Inc.(c)	3,852	90,946
Flagstar Bancorp, Inc.	2,478	87,473
Franklin BSP Realty Trust, Inc.	8,300	110,058
Genworth Financial, Inc., Class A(b)	29,184	108,273
Granite Point Mortgage Trust, Inc.	9,816	95,510
Green Dot Corp., Class A(b)	4,305	113,996
Greenhill & Co., Inc.	6,678	80,871
Hanmi Financial Corp.	4,365	101,050
HCI Group, Inc.(c)	1,614	103,441
Heritage Financial Corp.	4,275	103,540
Hilltop Holdings, Inc.	3,526	89,878
HomeStreet, Inc.	2,142	86,944
Hope Bancorp, Inc.	6,556	93,751
Horace Mann Educators Corp.	2,644	105,363
Independent Bank Corp.	1,278	98,610

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

70

Invesco S&P SmallCap 600® Equal Weight ETF (EWSC)–(continued)

April 30, 2022

	Shares	Value
Financials-(continued)
Independent Bank Group, Inc.	1,410	$95,598
Invesco Mortgage Capital, Inc.(f)	49,306	85,792
James River Group Holdings Ltd.	5,122	121,443
KKR Real Estate Finance Trust, Inc.(c)	5,454	103,626
Lakeland Financial Corp.(c)	1,350	98,307
LendingTree, Inc.(b)(c)	1,110	88,156
Meta Financial Group, Inc.	2,107	91,971
Mr. Cooper Group, Inc.(b)	2,278	102,442
National Bank Holdings Corp., Class A	2,580	94,196
NBT Bancorp, Inc.	2,819	99,229
New York Mortgage Trust, Inc.	29,342	94,481
NMI Holdings, Inc., Class A(b)	5,179	95,190
Northfield Bancorp, Inc.	7,095	92,874
Northwest Bancshares, Inc.	7,707	97,725
OFG Bancorp	3,979	105,762
Pacific Premier Bancorp, Inc.	2,966	93,014
Palomar Holdings, Inc.(b)	1,829	99,589
Park National Corp.(c)	788	92,866
PennyMac Mortgage Investment Trust(c)	6,629	101,689
Piper Sandler Cos.	869	99,918
PRA Group, Inc.(b)(c)	2,498	104,991
Preferred Bank	1,437	96,451
ProAssurance Corp.	4,300	105,651
PROG Holdings, Inc.(b)(c)	3,130	82,851
Provident Financial Services, Inc.	4,601	101,820
Ready Capital Corp.	7,025	102,354
Redwood Trust, Inc.	10,026	97,252
Renasant Corp.	3,035	90,413
S&T Bancorp Inc.	3,501	98,938
Safety Insurance Group, Inc.(c)	1,271	109,357
Seacoast Banking Corp. of Florida	3,090	100,425
Selectquote, Inc.(b)(c)	48,422	99,749
ServisFirst Bancshares, Inc.(c)	1,228	98,633
Simmons First National Corp., Class A	3,789	90,443
SiriusPoint Ltd. (Bermuda)(b)	16,287	102,282
Southside Bancshares, Inc.(c)	2,562	100,405
Stewart Information Services Corp.	1,647	84,985
StoneX Group, Inc.(b)	1,518	102,890
Tompkins Financial Corp.(c)	1,354	98,842
Triumph Bancorp Inc.(b)(c)	1,134	78,745
Trupanion, Inc.(b)(c)	1,367	86,969
TrustCo Bank Corp.	3,203	99,773
Trustmark Corp.(c)	3,390	94,513
Two Harbors Investment Corp.(c)	20,686	99,500
United Community Banks, Inc.	2,856	86,080
United Fire Group, Inc.	3,877	113,557
Universal Insurance Holdings, Inc.	8,836	110,980
Veritex Holdings, Inc.	2,679	88,005
Virtus Investment Partners, Inc.	510	90,352
Walker & Dunlop, Inc.	815	97,604
Westamerica Bancorporation	1,753	103,287
WisdomTree Investments, Inc.(c)	20,846	121,532
World Acceptance Corp.(b)(c)	660	124,549
WSFS Financial Corp.	2,113	84,668

		10,684,101

Health Care-13.51%
Addus HomeCare Corp.(b)(c)	1,382	116,475
Allscripts Healthcare Solutions, Inc.(b)	5,150	106,399
AMN Healthcare Services, Inc.(b)	1,151	112,510

	Shares	Value
Health Care-(continued)
Amphastar Pharmaceuticals, Inc.(b)	3,151	$111,766
AngioDynamics, Inc.(b)	4,746	99,903
ANI Pharmaceuticals, Inc.(b)	2,974	87,763
Anika Therapeutics, Inc.(b)	4,221	90,878
Apollo Medical Holdings, Inc.(b)(c)	2,681	97,803
Arcus Biosciences, Inc.(b)	2,786	67,449
Artivion, Inc.(b)(c)	5,506	111,717
Avanos Medical, Inc.(b)	3,405	99,290
Avid Bioservices, Inc.(b)(c)	5,812	78,230
BioLife Solutions, Inc.(b)	4,709	59,663
Cara Therapeutics, Inc.(b)(c)	8,931	77,878
Cardiovascular Systems, Inc.(b)	5,849	109,376
Coherus Biosciences, Inc.(b)(c)	8,758	79,172
Collegium Pharmaceutical, Inc.(b)	6,278	101,076
Community Health Systems, Inc.(b)	9,253	70,971
Computer Programs & Systems, Inc.(b)	3,173	101,282
CONMED Corp.(c)	782	103,975
Corcept Therapeutics, Inc.(b)	4,440	95,504
CorVel Corp.(b)	689	106,850
Covetrus, Inc.(b)(c)	6,509	89,824
Cross Country Healthcare, Inc.(b)	5,656	105,994
Cutera, Inc.(b)	2,556	138,816
Cytokinetics, Inc.(b)(c)	2,879	114,786
Eagle Pharmaceuticals, Inc.(b)(c)	2,128	93,909
Embecta Corp.(b)(c)	3,484	106,018
Emergent BioSolutions, Inc.(b)	2,960	95,845
Enanta Pharmaceuticals, Inc.(b)	1,661	106,968
Endo International PLC(b)	46,543	93,086
Ensign Group, Inc. (The)	1,273	102,260
Fulgent Genetics, Inc.(b)(c)	1,992	109,321
Glaukos Corp.(b)(c)	2,131	100,775
Hanger, Inc.(b)	5,659	93,034
Harmony Biosciences Holdings, Inc.(b)(c)	2,464	110,979
HealthStream, Inc.(b)	5,615	107,247
Heska Corp.(b)(c)	750	82,380
Innoviva, Inc.(b)(c)	5,724	97,651
Inogen, Inc.(b)(c)	3,624	91,615
Integer Holdings Corp.(b)	1,383	103,960
iTeos Therapeutics, Inc.(b)	3,011	80,364
Joint Corp. (The)(b)(c)	3,350	102,242
Lantheus Holdings, Inc.(b)	2,086	138,531
LeMaitre Vascular, Inc.	2,547	110,056
Ligand Pharmaceuticals, Inc.(b)(c)	1,048	97,317
MEDNAX, Inc.(b)	4,591	85,025
Meridian Bioscience, Inc.(b)	4,295	109,909
Merit Medical Systems, Inc.(b)	1,725	106,967
Mesa Laboratories, Inc.	435	92,929
ModivCare, Inc.(b)(c)	1,006	104,594
Myriad Genetics, Inc.(b)	4,134	84,747
Natus Medical, Inc.(b)	4,361	145,091
Nektar Therapeutics, (Acquired 12/17/2021 - 04/19/2022; Cost $102,206)(b)(c)(d)	8,371	34,572
NeoGenomics, Inc.(b)	6,795	64,213
NextGen Healthcare, Inc.(b)	5,604	105,635
Omnicell, Inc.(b)	801	87,445
OptimizeRx Corp.(b)(c)	2,872	80,732
OraSure Technologies, Inc.(b)(c)	15,856	97,356
Organogenesis Holdings, Inc.(b)(c)	14,171	91,261
Orthofix Medical, Inc.(b)	3,367	104,377
Owens & Minor, Inc.(c)	2,733	96,994

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

71

Invesco S&P SmallCap 600® Equal Weight ETF (EWSC)–(continued)

April 30, 2022

	Shares	Value
Health Care-(continued)
Pacira BioSciences, Inc.(b)(c)	1,523	$113,570
Pennant Group, Inc. (The)(b)(c)	7,631	125,072
Phibro Animal Health Corp., Class A	5,388	96,930
Prestige Consumer Healthcare, Inc.(b)	1,926	105,275
RadNet, Inc.(b)	5,196	101,322
REGENXBIO, Inc.(b)(c)	3,841	106,626
Select Medical Holdings Corp.(c)	4,507	101,903
Simulations Plus, Inc.(c)	2,635	122,949
Supernus Pharmaceuticals, Inc.(b)(c)	3,488	97,315
SurModics, Inc.(b)(c)	2,594	100,284
Tactile Systems Technology, Inc.(b)(c)	6,443	108,758
Tivity Health, Inc.(b)	3,571	114,736
uniQure N.V. (Netherlands)(b)(c)	7,194	107,478
US Physical Therapy, Inc.(c)	1,142	118,505
Vanda Pharmaceuticals, Inc.(b)	9,693	96,155
Varex Imaging Corp.(b)(c)	4,427	87,876
Vericel Corp.(b)(c)	3,177	90,545
Vir Biotechnology, Inc.(b)(c)	4,472	91,005
Xencor, Inc.(b)	3,928	98,122
Zimvie, Inc.(b)	4,579	103,028
Zynex, Inc.(c)	20,805	132,528

		8,270,737

Industrials-14.55%
AAON, Inc.	2,006	97,772
AAR Corp.(b)	2,384	112,000
ABM Industries, Inc.(c)	2,347	113,290
Aerojet Rocketdyne Holdings, Inc.(b)	2,784	111,304
AeroVironment, Inc.(b)(c)	1,426	114,536
Alamo Group, Inc.	751	94,956
Albany International Corp., Class A	1,284	100,435
Allegiant Travel Co.(b)	770	119,496
American Woodmark Corp.(b)	1,851	86,719
Apogee Enterprises, Inc.	2,299	101,156
Applied Industrial Technologies, Inc.	1,070	112,018
ArcBest Corp.(c)	1,285	92,726
Arcosa, Inc.	1,878	100,529
Astec Industries, Inc.	2,486	97,203
Atlas Air Worldwide Holdings, Inc.(b)(c)	1,332	91,828
AZZ, Inc.	2,205	100,636
Barnes Group, Inc.	2,609	87,610
Boise Cascade Co.	1,408	106,417
Brady Corp., Class A	2,578	115,366
CIRCOR International, Inc.(b)	4,469	87,816
Comfort Systems USA, Inc.	1,189	100,375
CoreCivic, Inc.(b)	12,201	151,658
Deluxe Corp.	3,520	95,322
DXP Enterprises, Inc.(b)	3,466	81,902
Encore Wire Corp.	861	97,129
Enerpac Tool Group Corp.(c)	5,566	111,765
EnPro Industries, Inc.	1,067	99,455
ESCO Technologies, Inc.	1,512	94,424
Exponent, Inc.	1,144	109,607
Federal Signal Corp.(c)	3,211	109,270
Forrester Research, Inc.(b)	2,145	119,455
Forward Air Corp.	1,077	104,437
Franklin Electric Co., Inc.	1,320	92,321
GEO Group, Inc. (The)(b)(c)	19,526	127,505
Gibraltar Industries, Inc.(b)	2,317	87,675
GMS, Inc.(b)	2,111	101,223

	Shares	Value
Industrials-(continued)
Granite Construction, Inc.(c)	3,397	$100,721
Greenbrier Cos., Inc. (The)(c)	2,108	90,033
Griffon Corp.	4,926	92,166
Harsco Corp.(b)	7,975	81,505
Hawaiian Holdings, Inc.(b)(c)	6,544	110,986
Healthcare Services Group, Inc.(c)	6,267	107,103
Heartland Express, Inc.	7,658	105,680
Heidrick & Struggles International, Inc.	2,881	92,077
Hillenbrand, Inc.	2,419	98,744
HNI Corp.	3,006	107,134
Hub Group, Inc., Class A(b)	1,371	92,076
Insteel Industries, Inc.	2,791	118,394
Interface, Inc.	8,371	106,228
John Bean Technologies Corp.	997	117,536
Kaman Corp.	2,578	100,568
KAR Auction Services, Inc.(b)(c)	6,113	89,617
Kelly Services, Inc., Class A	5,473	105,574
Korn Ferry	1,773	108,933
Lindsay Corp.	736	99,470
ManTech International Corp., Class A	1,220	98,015
Marten Transport Ltd.	5,515	95,851
Matson, Inc.	997	85,762
Matthews International Corp., Class A	3,240	96,584
Meritor, Inc.(b)(c)	3,055	109,705
Moog, Inc., Class A	1,285	102,633
Mueller Industries, Inc.	1,961	106,188
MYR Group, Inc.(b)	1,149	90,874
National Presto Industries, Inc.	1,356	96,452
NOW, Inc.(b)	10,046	109,501
NV5 Global, Inc.(b)	872	104,466
Park Aerospace Corp.	7,865	92,021
PGT Innovations, Inc.(b)	5,127	91,107
Pitney Bowes, Inc.	21,947	115,661
Powell Industries, Inc.(c)	5,084	98,121
Proto Labs, Inc.(b)	2,121	90,376
Quanex Building Products Corp.	4,705	90,430
Resideo Technologies, Inc.(b)	4,273	96,100
Resources Connection, Inc.	6,808	117,030
SkyWest, Inc.(b)	4,263	124,267
SPX Corp.(b)	2,226	93,269
Standex International Corp.	1,033	97,143
Tennant Co.	1,337	86,344
Titan International, Inc.(b)	7,804	108,164
Triumph Group, Inc.(b)	4,686	105,622
TrueBlue, Inc.(b)	4,067	103,993
UFP Industries, Inc.	1,282	99,188
UniFirst Corp.	627	108,032
US Ecology, Inc.(b)	2,279	109,369
Veritiv Corp.(b)	910	127,891
Viad Corp.(b)	3,216	105,324
Wabash National Corp.	6,913	98,925

		8,906,289

Information Technology-11.17%
3D Systems Corp.(b)(c)	7,478	84,800
8x8, Inc.(b)	10,196	93,497
A10 Networks, Inc.	7,563	108,000
ADTRAN, Inc.	5,535	96,254
Advanced Energy Industries, Inc.	1,293	98,940
Agilysys, Inc.(b)	2,725	100,307

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

72

Invesco S&P SmallCap 600® Equal Weight ETF (EWSC)–(continued)

April 30, 2022

	Shares	Value
Information Technology-(continued)
Alarm.com Holdings, Inc.(b)	1,676	$102,370
Arlo Technologies, Inc.(b)	11,086	85,806
Axcelis Technologies, Inc.(b)	1,704	92,783
Badger Meter, Inc.	1,160	93,600
Benchmark Electronics, Inc.	4,182	99,364
Bottomline Technologies (DE), Inc.(b)	1,908	108,031
CalAmp Corp.(b)(c)	14,691	80,360
Cerence, Inc.(b)	3,423	100,978
CEVA, Inc.(b)	2,889	104,986
Cohu, Inc.(b)	3,809	101,167
Comtech Telecommunications Corp.	6,821	92,766
Consensus Cloud Solutions, Inc.(b)	1,921	101,275
Corsair Gaming, Inc.(b)(c)	5,713	86,438
CSG Systems International, Inc.	1,698	104,376
CTS Corp.	3,100	109,647
Diebold Nixdorf, Inc.(b)(c)	14,956	61,320
Digi International, Inc.(b)	5,404	102,244
Diodes, Inc.(b)	1,314	95,961
Ebix, Inc.(c)	2,772	82,606
ePlus, Inc.(b)	2,052	115,897
EVERTEC, Inc.	2,787	109,808
ExlService Holdings, Inc.(b)	863	117,497
Extreme Networks, Inc.(b)	9,763	93,725
Fabrinet (Thailand)(b)	1,114	109,384
FARO Technologies, Inc.(b)	2,109	72,318
FormFactor, Inc.(b)	2,754	104,955
Harmonic, Inc.(b)(c)	12,174	101,044
Ichor Holdings Ltd.(b)(c)	3,238	94,258
Insight Enterprises, Inc.(b)(c)	1,034	102,749
InterDigital, Inc.	1,739	98,862
Itron, Inc.(b)	2,333	111,471
Knowles Corp.(b)	5,089	94,248
Kulicke & Soffa Industries, Inc. (Singapore)(c)	2,114	98,111
LivePerson, Inc.(b)(c)	4,732	107,038
MaxLinear, Inc.(b)	1,983	94,926
Methode Electronics, Inc.	2,486	110,900
NETGEAR, Inc.(b)	4,562	98,995
NetScout Systems, Inc.(b)	3,429	105,613
OneSpan, Inc.(b)	8,502	120,133
Onto Innovation, Inc.(b)(c)	1,386	98,600
OSI Systems, Inc.(b)	1,344	106,310
PC Connection, Inc.	2,126	105,216
PDF Solutions, Inc.(b)(c)	4,046	94,069
Perficient, Inc.(b)	1,065	105,872
Photronics, Inc.(b)	6,326	94,827
Plantronics, Inc.(b)	4,117	164,104
Plexus Corp.(b)	1,309	106,212
Progress Software Corp.	2,462	118,127
Rambus, Inc.(b)	3,896	97,049
Rogers Corp.(b)	396	107,205
Sanmina Corp.(b)	2,704	110,567
ScanSource, Inc.(b)	3,276	112,170
SMART Global Holdings, Inc.(b)(c)	4,270	96,758
SPS Commerce, Inc.(b)	881	105,394
TTEC Holdings, Inc.	1,387	102,374
TTM Technologies, Inc.(b)	8,403	117,222
Ultra Clean Holdings, Inc.(b)	2,700	84,159
Unisys Corp.(b)	4,855	68,990
Veeco Instruments, Inc.(b)(c)	3,898	89,342
Viavi Solutions, Inc.(b)	6,843	98,129

	Shares	Value
Information Technology-(continued)
Vonage Holdings Corp.(b)	5,383	$107,445
Xperi Holding Corp.	6,470	100,932

		6,840,881

Materials-6.22%
AdvanSix, Inc.	2,270	101,106
Allegheny Technologies, Inc.(b)	4,075	110,759
American Vanguard Corp.	6,202	132,723
Arconic Corp.(b)	4,484	112,817
Balchem Corp.	809	99,669
Carpenter Technology Corp.	3,098	118,282
Century Aluminum Co.(b)	4,512	76,117
Clearwater Paper Corp.(b)	3,692	122,242
Compass Minerals International, Inc.	1,766	104,424
FutureFuel Corp.	12,855	122,251
GCP Applied Technologies, Inc.(b)	3,442	107,976
Glatfelter Corp.(c)	8,543	93,973
H.B. Fuller Co.	1,656	110,455
Hawkins, Inc.	2,330	86,862
Haynes International, Inc.	2,587	101,100
Innospec, Inc.	1,180	112,466
Kaiser Aluminum Corp.	1,239	119,563
Koppers Holdings, Inc.	3,840	93,158
Livent Corp.(b)(c)	4,724	100,905
Materion Corp.	1,241	105,671
Mercer International, Inc. (Germany)	7,432	118,986
Myers Industries, Inc.	6,029	132,216
Neenah, Inc.(c)	3,031	107,297
O-I Glass, Inc.(b)	9,151	123,355
Olympic Steel, Inc.	3,696	126,884
Quaker Chemical Corp.(c)	638	103,809
Rayonier Advanced Materials, Inc.(b)(c)	16,846	86,420
Schweitzer-Mauduit International, Inc., Class A	3,762	94,652
Stepan Co.	1,126	114,976
SunCoke Energy, Inc.	12,413	103,276
Sylvamo Corp.(b)	3,175	141,764
TimkenSteel Corp.(b)(c)	5,689	117,592
Tredegar Corp.(c)	9,205	105,397
Trinseo PLC	2,329	110,511
Warrior Met Coal, Inc.	2,590	88,241

		3,807,895

Real Estate-8.05%
Acadia Realty Trust	5,004	104,684
Agree Realty Corp.	1,684	114,377
Alexander & Baldwin, Inc.	4,664	98,877
American Assets Trust, Inc.	2,967	108,592
Armada Hoffler Properties, Inc.	7,286	98,725
Brandywine Realty Trust(c)	8,101	94,539
CareTrust REIT, Inc.	6,234	101,053
Centerspace	1,083	99,918
Chatham Lodging Trust(b)	7,685	110,357
Community Healthcare Trust, Inc.	2,654	97,720
DiamondRock Hospitality Co.(b)	11,295	119,953
Diversified Healthcare Trust	36,114	81,256
Douglas Elliman, Inc.	16,189	98,105
Easterly Government Properties, Inc.(c)	5,130	97,726
Essential Properties Realty Trust, Inc.	4,354	104,496
Four Corners Property Trust, Inc.	3,999	109,813
Franklin Street Properties Corp.(c)	18,812	97,070

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

73

Invesco S&P SmallCap 600® Equal Weight ETF (EWSC)–(continued)

April 30, 2022

	Shares	Value
Real Estate-(continued)
Getty Realty Corp.	3,861	$103,900
Global Net Lease, Inc.	7,267	101,956
Hersha Hospitality Trust(b)(c)	12,105	118,387
Independence Realty Trust, Inc.	4,212	114,819
Industrial Logistics Properties Trust(c)	4,910	79,346
Innovative Industrial Properties, Inc.	578	83,573
iStar, Inc.	4,481	75,460
LTC Properties, Inc.(c)	3,016	99,528
LXP Industrial Trust	7,012	88,001
Marcus & Millichap, Inc.	2,383	106,735
NexPoint Residential Trust, Inc.	1,214	108,240
Office Properties Income Trust	4,317	93,334
Orion Office REIT, Inc.(c)	6,431	86,304
RE/MAX Holdings, Inc., Class A	3,758	88,163
Realogy Holdings Corp.(b)(c)	6,971	76,402
Retail Opportunity Investments Corp.	5,774	107,570
RPT Realty(c)	8,125	107,981
Safehold, Inc.	1,955	84,163
Saul Centers, Inc.	2,348	121,180
Service Properties Trust(c)	13,168	106,924
SITE Centers Corp.	6,719	106,832
St. Joe Co. (The)	2,007	106,792
Summit Hotel Properties, Inc.(b)(c)	10,798	106,576
Tanger Factory Outlet Centers, Inc.	6,307	101,732
Uniti Group, Inc.(c)	8,199	101,586
Universal Health Realty Income Trust(c)	1,827	91,697
Urban Edge Properties	5,881	109,916
Urstadt Biddle Properties, Inc., Class A	5,338	92,614
Veris Residential, Inc.(b)(c)	6,199	99,246
Washington REIT(c)	4,416	106,381
Whitestone REIT	8,332	101,234
Xenia Hotels & Resorts, Inc.(b)	5,774	111,380

		4,925,213

Utilities-1.30%
American States Water Co.	1,287	101,236
Avista Corp.	2,374	96,313

	Shares	Value
Utilities-(continued)
California Water Service Group	1,905	$98,812
Chesapeake Utilities Corp.	768	96,131
Middlesex Water Co.	1,086	96,600
Northwest Natural Holding Co.	1,963	93,890
South Jersey Industries, Inc.(c)	3,101	106,023
Unitil Corp.	2,096	106,896

		795,901

Total Common Stocks & Other Equity Interests (Cost $72,085,725)		61,191,026

Money Market Funds-0.04%
Invesco Government & Agency Portfolio, Institutional Class, 0.35%(f)(g) (Cost $25,492)	25,492	25,492

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.99% (Cost $72,111,217)		61,216,518

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-28.35%
Invesco Private Government Fund, 0.40%(f)(g)(h)	5,207,827	5,207,827
Invesco Private Prime Fund, 0.35%(f)(g)(h)	12,146,569	12,146,569

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $17,353,247)		17,354,396

TOTAL INVESTMENTS IN SECURITIES-128.34% (Cost $89,464,464)		78,570,914
OTHER ASSETS LESS LIABILITIES-(28.34)%		(17,348,505)

NET ASSETS-100.00%		$61,222,409

Investment Abbreviations:

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2022.
(d)	Restricted security. The aggregate value of these securities at April 30, 2022 was $129,149, which represented less than 1% of the Fund’s Net Assets.
(e)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at April 30, 2022 represented less than 1% of the Fund’s Net Assets.

(f)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2022.

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2022	Dividend Income
Invesco Mortgage Capital, Inc.	$103,272	$133,197	$(80,622)	$(45,372)	$(24,683)	$85,792	$14,700

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

74

Invesco S&P SmallCap 600® Equal Weight ETF (EWSC)–(continued)

April 30, 2022

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$58,820	$2,707,712	$(2,741,040)	$-	$-	$25,492	$24

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	1,391,253	16,836,421	(13,019,847)	-	-	5,207,827	2,765	*

Invesco Private Prime Fund	2,086,880	36,076,044	(26,013,226)	1,149	(4,278)	12,146,569	9,835	*

Total	$3,640,225	$55,753,374	$(41,854,735)	$(44,223)	$(28,961)	$17,465,680	$27,324

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(g)	The rate shown is the 7-day SEC standardized yield as of April 30, 2022.
(h)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

75

Statements of Assets and Liabilities

April 30, 2022

	Invesco S&P 500® Equal Weight ETF (RSP)	Invesco S&P 500® Equal Weight Communication Services ETF (EWCO)	Invesco S&P 500® Equal Weight Consumer Discretionary ETF (RCD)	Invesco S&P 500® Equal Weight Consumer Staples ETF (RHS)
Assets:
Unaffiliated investments in securities, at value(a)	$32,218,670,350	$38,152,601	$366,099,469	$584,166,437
Affiliated investments in securities, at value	1,290,139,629	3,032,898	56,075,053	25,555,449
Cash	-	-	-	-
Receivable for:
Dividends	24,392,485	66,036	213,398	896,622
Securities lending	145,408	335	5,435	470
Investments sold	121,544,134	-	-	-
Investments sold - affiliated broker	-	-	-	-
Fund shares sold	90,340,187	-	-	3,581,634

Total assets	33,745,232,193	41,251,870	422,393,355	614,200,612

Liabilities:
Due to custodian	53,054	53,824	18,678	234,087
Payable for:
Investments purchased	89,943,221	-	-	3,599,861
Investments purchased - affiliated broker	-	-	-	-
Collateral upon return of securities loaned	1,212,646,444	3,032,763	56,072,075	25,555,449
Fund shares repurchased	122,087,148	-	-	-
Accrued unitary management fees	5,604,202	14,752	139,095	183,800

Total liabilities	1,430,334,069	3,101,339	56,229,848	29,573,197

Net Assets	$32,314,898,124	$38,150,531	$366,163,507	$584,627,415

Net assets consist of:
Shares of beneficial interest	$34,007,907,725	$49,566,045	$489,630,754	$578,584,131
Distributable earnings (loss)	(1,693,009,601)	(11,415,514)	(123,467,247)	6,043,284

Net Assets	$32,314,898,124	$38,150,531	$366,163,507	$584,627,415

Shares outstanding (unlimited amount authorized, $0.01 par value)	219,112,663	1,270,001	2,860,000	3,350,000
Net asset value	$147.48	$30.04	$128.03	$174.52

Market price	$147.45	$30.04	$127.91	$174.50

Unaffiliated investments in securities, at cost	$31,565,413,140	$47,140,240	$449,070,823	$507,863,264

Affiliated investments in securities, at cost	$1,302,851,518	$3,032,763	$56,072,075	$25,555,449

(a) Includes securities on loan with an aggregate value of:	$1,140,799,617	$2,856,639	$53,001,987	$24,231,628

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

76

Invesco S&P 500® Equal Weight Energy ETF (RYE)	Invesco S&P 500® Equal Weight Financials ETF (RYF)	Invesco S&P 500® Equal Weight Health Care ETF (RYH)	Invesco S&P 500® Equal Weight Industrials ETF (RGI)	Invesco S&P 500® Equal Weight Materials ETF (RTM)	Invesco S&P 500® Equal Weight Real Estate ETF (EWRE)	Invesco S&P 500® Equal Weight Technology ETF (RYT)

$543,266,330	$476,271,974	$900,848,793	$410,518,180	$573,327,582	$172,140,859	$2,176,081,868
50,846,869	27,218,975	23,482,852	30,479,939	12,999,278	9,252,792	109,038,920
108	977	-	-	-	-	-

937,763	510,053	413,279	175,409	382,237	58,898	138,375
3,953	715	2,327	2,978	1,623	1,227	8,078
11,166,949	-	-	8,090,614	-	-	5,178,935
-	-	-	-	-	-	31,408,125
-	-	-	-	-	3,490,741	-

606,221,972	504,002,694	924,747,251	449,267,120	586,710,720	184,944,517	2,321,854,301

-	-	-	1,436	-	-	-

-	-	-	2,396,026	-	3,491,927	31,921,337
-	-	-	3,676,936	-	-	-
50,663,831	20,178,677	23,118,877	30,456,564	12,862,186	9,185,361	108,672,606
11,186,332	-	-	1,909,637	-	-	5,179,296
186,928	173,373	318,872	141,404	195,501	57,112	767,204

62,037,091	20,352,050	23,437,749	38,582,003	13,057,687	12,734,400	146,540,443

$544,184,881	$483,650,644	$901,309,502	$410,685,117	$573,653,033	$172,210,117	$2,175,313,858

$606,596,676	$531,128,887	$893,564,234	$454,722,854	$571,429,405	$175,224,701	$2,283,144,006
(62,411,795)	(47,478,243)	7,745,268	(44,037,737)	2,223,628	(3,014,584)	(107,830,148)

$544,184,881	$483,650,644	$901,309,502	$410,685,117	$573,653,033	$172,210,117	$2,175,313,858

8,270,005	8,400,000	3,200,000	2,320,000	3,200,000	4,440,000	8,400,000
$65.80	$57.58	$281.66	$177.02	$179.27	$38.79	$258.97

$65.79	$57.53	$281.64	$176.94	$179.25	$38.88	$258.95

$433,058,767	$486,351,098	$802,084,330	$421,667,813	$545,550,893	$172,834,390	$2,129,395,067

$50,845,069	$29,934,838	$23,481,976	$30,479,939	$12,999,278	$9,252,792	$109,033,293

$ 48,987,635	$18,963,535	$21,912,694	$28,857,614	$12,311,969	$8,625,200	$102,583,971

77

Statements of Assets and Liabilities–(continued)

April 30, 2022

	Invesco S&P 500® Equal Weight Utilities ETF (RYU)	Invesco S&P MidCap 400® Equal Weight ETF (EWMC)	Invesco S&P SmallCap 600® Equal Weight ETF (EWSC)
Assets:
Unaffiliated investments in securities, at value(a)	$332,810,923	$123,112,470	$61,105,234
Affiliated investments in securities, at value	9,582,327	27,428,057	17,465,680
Receivable for:
Dividends	576,557	49,150	24,269
Securities lending	1,162	4,585	1,983
Fund shares sold	6,027,071	-	-

Total assets	348,998,040	150,594,262	78,597,166

Liabilities:
Due to custodian	-	-	115
Payable for:
Investments purchased	6,022,486	-	-
Collateral upon return of securities loaned	9,534,749	27,356,818	17,353,247
Accrued unitary management fees	107,326	42,571	21,395

Total liabilities	15,664,561	27,399,389	17,374,757

Net Assets	$333,333,479	$123,194,873	$61,222,409

Net assets consist of:
Shares of beneficial interest	$338,756,046	$148,990,123	$94,637,669
Distributable earnings (loss)	(5,422,567)	(25,795,250)	(33,415,260)

Net Assets	$333,333,479	$123,194,873	$61,222,409

Shares outstanding (unlimited amount authorized, $0.01 par value)	2,850,000	1,440,000	830,000
Net asset value	$116.96	$85.55	$73.76

Market price	$116.96	$85.47	$73.55

Unaffiliated investments in securities, at cost	$308,725,878	$120,466,081	$71,946,681

Affiliated investments in securities, at cost	$9,582,327	$27,425,733	$17,517,783

(a) Includes securities on loan with an aggregate value of:	$9,065,535	$25,948,334	$16,403,406

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

78

(This Page Intentionally Left Blank)

79

Statements of Operations

For the year ended April 30, 2022

	Invesco S&P 500® Equal Weight ETF (RSP)	Invesco S&P 500® Equal Weight Communication Services ETF (EWCO)	Invesco S&P 500® Equal Weight Consumer Discretionary ETF (RCD)	Invesco S&P 500® Equal Weight Consumer Staples ETF (RHS)
Investment income:
Unaffiliated dividend income	$511,993,817	$674,006	$6,535,918	$13,824,498
Affiliated dividend income	1,586,587	11	92	193
Securities lending income	1,110,952	4,661	40,802	9,032
Foreign withholding tax	(110,328)	-	-	-

Total investment income	514,581,028	678,678	6,576,812	13,833,723

Expenses:
Unitary management fees	61,140,475	177,926	2,572,451	1,938,038
Tax expenses	-	278	-	-
Professional fees	167	-	442	-

Total expenses	61,140,642	178,204	2,572,893	1,938,038

Less: Waivers	(1,613)	(1)	(10)	(22)

Net expenses	61,139,029	178,203	2,572,883	1,938,016

Net investment income	453,441,999	500,475	4,003,929	11,895,707

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(266,117,535)	(1,834,179)	(9,948,345)	(1,251,656)
Affiliated investment securities	(789,444)	(590)	(16,200)	(6,835)
Unaffiliated in-kind redemptions	4,294,731,353	6,691,390	117,990,356	25,125,954
Affiliated in-kind redemptions	4,865,614	-	-	-

Net realized gain	4,032,689,988	4,856,621	108,025,811	23,867,463

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(4,513,715,637)	(14,693,384)	(181,530,639)	11,129,654
Affiliated investment securities	(28,363,029)	135	2,977	-

Change in net unrealized appreciation (depreciation)	(4,542,078,666)	(14,693,249)	(181,527,662)	11,129,654

Net realized and unrealized gain (loss)	(509,388,678)	(9,836,628)	(73,501,851)	34,997,117

Net increase (decrease) in net assets resulting from operations	$(55,946,679)	$(9,336,153)	$(69,497,922)	$46,892,824

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

80

Invesco S&P 500® Equal Weight Energy ETF (RYE)	Invesco S&P 500® Equal Weight Financials ETF (RYF)	Invesco S&P 500® Equal Weight Health Care ETF (RYH)	Invesco S&P 500® Equal Weight Industrials ETF (RGI)	Invesco S&P 500® Equal Weight Materials ETF (RTM)	Invesco S&P 500® Equal Weight Real Estate ETF (EWRE)	Invesco S&P 500® Equal Weight Technology ETF (RYT)

$ 9,808,861	$9,609,850	$9,236,433	$5,919,296	$9,810,292	$2,027,198	$25,371,922
325	183,168	194	109	243	71	407
10,216	7,674	10,038	15,322	6,625	3,350	57,077
-	-	-	-	-	-	(65,415)

9,819,402	9,800,692	9,246,665	5,934,727	9,817,160	2,030,619	25,363,991

1,181,763	1,884,628	3,750,119	1,987,393	2,069,764	432,956	10,874,146
-	-	-	-	1,460	-	-
-	-	-	-	-	-	-

1,181,763	1,884,628	3,750,119	1,987,393	2,071,224	432,956	10,874,146

(30)	(18)	(24)	(10)	(23)	(9)	(58)

1,181,733	1,884,610	3,750,095	1,987,383	2,071,201	432,947	10,874,088

8,637,669	7,916,082	5,496,570	3,947,344	7,745,959	1,597,672	14,489,903

(14,232,922)	(4,751,036)	(12,406,778)	(3,335,962)	(3,816,386)	7,571	(17,470,888)
(7,092)	(92,445)	(1,500)	(6,958)	(4,077)	(1,304)	(35,472)
44,761,777	45,474,198	109,589,586	89,976,841	113,106,656	7,916,798	544,733,848
-	375,376	-	-	-	-	-

30,521,763	41,006,093	97,181,308	86,633,921	109,286,193	7,923,065	527,227,488

112,998,526	(69,131,161)	(100,451,564)	(108,913,558)	(78,942,473)	(4,181,810)	(692,886,101)
1,800	(3,177,837)	876	-	-	-	5,627

113,000,326	(72,308,998)	(100,450,688)	(108,913,558)	(78,942,473)	(4,181,810)	(692,880,474)

143,522,089	(31,302,905)	(3,269,380)	(22,279,637)	30,343,720	3,741,255	(165,652,986)

$152,159,758	$(23,386,823)	$2,227,190	$(18,332,293)	$38,089,679	$5,338,927	$(151,163,083)

81

Statements of Operations–(continued)

For the year ended April 30, 2022

	Invesco S&P 500® Equal Weight Utilities ETF (RYU)	Invesco S&P MidCap 400® Equal Weight ETF (EWMC)	Invesco S&P SmallCap 600® Equal Weight ETF (EWSC)
Investment income:
Unaffiliated dividend income	$6,875,592	$1,812,990	$962,209
Affiliated dividend income	121	51	14,724
Securities lending income	2,133	19,113	16,169
Foreign withholding tax	-	-	(692)

Total investment income	6,877,846	1,832,154	992,410

Expenses:
Unitary management fees	928,006	520,734	280,937

Less: Waivers	(14)	(5)	(3)

Net expenses	927,992	520,729	280,934

Net investment income	5,949,854	1,311,425	711,476

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(1,320,471)	(548,142)	(1,769,577)
Affiliated investment securities	1,067	(7,075)	(27,031)
Unaffiliated in-kind redemptions	10,533,559	16,492,139	14,093,540
Affiliated in-kind redemptions	-	-	(1,930)

Net realized gain	9,214,155	15,936,922	12,295,002

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	6,353,473	(26,327,558)	(20,871,110)
Affiliated investment securities	-	2,324	(44,223)

Change in net unrealized appreciation (depreciation)	6,353,473	(26,325,234)	(20,915,333)

Net realized and unrealized gain (loss)	15,567,628	(10,388,312)	(8,620,331)

Net increase (decrease) in net assets resulting from operations	$21,517,482	$(9,076,887)	$(7,908,855)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

82

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83

Statements of Changes in Net Assets

For the years ended April 30, 2022 and 2021

	Invesco S&P 500® Equal Weight ETF (RSP)		Invesco S&P 500® Equal Weight Communication Services ETF (EWCO)
	2022	2021	2022	2021
Operations:
Net investment income	$453,441,999	$258,782,784	$500,475	$345,721
Net realized gain (loss)	4,032,689,988	1,428,792,314	4,856,621	4,195,900
Change in net unrealized appreciation (depreciation)	(4,542,078,666)	5,636,848,615	(14,693,249)	8,575,532

Net increase (decrease) in net assets resulting from operations	(55,946,679)	7,324,423,713	(9,336,153)	13,117,153

Distributions to Shareholders from:
Distributable earnings	(414,826,419)	(280,652,301)	(492,257)	(305,268)

Shareholder Transactions:
Proceeds from shares sold	17,287,255,363	15,219,941,599	38,761,355	23,309,725
Value of shares repurchased	(11,107,088,517)	(6,602,078,748)	(33,782,369)	(11,301,795)

Net increase (decrease) in net assets resulting from share transactions	6,180,166,846	8,617,862,851	4,978,986	12,007,930

Net increase (decrease) in net assets	5,709,393,748	15,661,634,263	(4,849,424)	24,819,815

Net assets:
Beginning of period	26,605,504,376	10,943,870,113	42,999,955	18,180,140

End of period	$32,314,898,124	$26,605,504,376	$38,150,531	$42,999,955

Changes in Shares Outstanding:
Shares sold	111,570,000	121,770,000	1,070,000	680,000
Shares repurchased	(72,000,000)	(56,030,000)	(920,000)	(360,000)
Shares outstanding, beginning of period	179,542,663	113,802,663	1,120,001	800,001

Shares outstanding, end of period	219,112,663	179,542,663	1,270,001	1,120,001

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

84

Invesco S&P 500® Equal Weight Consumer Discretionary ETF (RCD)		Invesco S&P 500® Equal Weight Consumer Staples ETF (RHS)		Invesco S&P 500® Equal Weight Energy ETF (RYE)
2022	2021	2022	2021	2022	2021

$4,003,929	$1,403,819	$11,895,707	$9,533,055	$8,637,669	$2,469,642
108,025,811	63,838,217	23,867,463	9,207,255	30,521,763	(43,763,473)
(181,527,662)	117,527,797	11,129,654	84,530,376	113,000,326	61,490,167

(69,497,922)	182,769,833	46,892,824	103,270,686	152,159,758	20,196,336

(3,814,408)	(1,486,049)	(9,688,630)	(10,934,630)	(7,745,649)	(2,847,442)

544,817,140	1,048,062,462	168,265,330	83,915,892	424,900,042	124,277,512
(1,078,796,534)	(304,919,446)	(98,015,506)	(180,158,902)	(181,594,852)	(67,899,355)

(533,979,394)	743,143,016	70,249,824	(96,243,010)	243,305,190	56,378,157

(607,291,724)	924,426,800	107,454,018	(3,906,954)	387,719,299	73,727,051

973,455,231	49,028,431	477,173,397	481,080,351	156,465,582	82,738,531

$366,163,507	$973,455,231	$584,627,415	$477,173,397	$544,184,881	$156,465,582

3,720,000	8,310,000	990,000	570,000	7,790,000	3,600,000
(7,400,000)	(2,370,000)	(600,000)	(1,210,000)	(3,360,000)	(2,710,000)
6,540,000	600,000	2,960,000	3,600,000	3,840,005	2,950,005

2,860,000	6,540,000	3,350,000	2,960,000	8,270,005	3,840,005

85

Statements of Changes in Net Assets–(continued)

For the years ended April 30, 2022 and 2021

	Invesco S&P 500® Equal Weight Financials ETF (RYF)		Invesco S&P 500® Equal Weight Health Care ETF (RYH)
	2022	2021	2022	2021
Operations:
Net investment income	$7,916,082	$4,463,515	$5,496,570	$3,770,010
Net realized gain (loss)	41,006,093	(396,842)	97,181,308	64,202,939
Change in net unrealized appreciation (depreciation)	(72,308,998)	104,291,984	(100,450,688)	137,216,794

Net increase (decrease) in net assets resulting from operations	(23,386,823)	108,358,657	2,227,190	205,189,743

Distributions to Shareholders from:
Distributable earnings	(7,576,669)	(4,598,534)	(5,700,199)	(3,959,289)

Shareholder Transactions:
Proceeds from shares sold	291,613,975	177,652,506	347,594,026	106,177,815
Value of shares repurchased	(152,900,425)	(66,714,583)	(256,351,506)	(200,305,554)

Net increase (decrease) in net assets resulting from share transactions	138,713,550	110,937,923	91,242,520	(94,127,739)

Net increase (decrease) in net assets	107,750,058	214,698,046	87,769,511	107,102,715

Net assets:
Beginning of period	375,900,586	161,202,540	813,539,991	706,437,276

End of period	$483,650,644	$375,900,586	$901,309,502	$813,539,991

Changes in Shares Outstanding:
Shares sold	4,570,000	3,420,000	1,140,000	420,000
Shares repurchased	(2,470,000)	(1,670,000)	(840,000)	(820,000)
Shares outstanding, beginning of period	6,300,000	4,550,000	2,900,000	3,300,000

Shares outstanding, end of period	8,400,000	6,300,000	3,200,000	2,900,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

86

Invesco S&P 500® Equal Weight Industrials ETF (RGI)		Invesco S&P 500® Equal Weight Materials ETF (RTM)		Invesco S&P 500® Equal Weight Real Estate ETF (EWRE)
2022	2021	2022	2021	2022	2021

$3,947,344	$3,000,487	$7,745,959	$5,768,223	$1,597,672	$510,012
86,633,921	48,330,095	109,286,193	41,505,275	7,923,065	(1,464,527)
(108,913,558)	125,722,356	(78,942,473)	131,431,807	(4,181,810)	9,164,368

(18,332,293)	177,052,938	38,089,679	178,705,305	5,338,927	8,209,853

(3,744,767)	(3,070,411)	(7,882,048)	(5,559,565)	(2,593,643)	(873,599)

225,497,806	537,764,033	340,502,147	452,166,650	169,321,932	22,472,423
(350,326,361)	(296,428,381)	(410,473,194)	(120,375,446)	(45,120,196)	(7,629,655)

(124,828,555)	241,335,652	(69,971,047)	331,791,204	124,201,736	14,842,768

(146,905,615)	415,318,179	(39,763,416)	504,936,944	126,947,020	22,179,022

557,590,732	142,272,553	613,416,449	108,479,505	45,263,097	23,084,075

$410,685,117	$557,590,732	$573,653,033	$613,416,449	$172,210,117	$45,263,097

1,180,000	3,790,000	1,920,000	3,350,000	4,340,000	680,000
(1,870,000)	(2,080,000)	(2,430,000)	(790,000)	(1,190,000)	(290,000)
3,010,000	1,300,000	3,710,000	1,150,000	1,290,000	900,000

2,320,000	3,010,000	3,200,000	3,710,000	4,440,000	1,290,000

87

Statements of Changes in Net Assets–(continued)

For the years ended April 30, 2022 and 2021

	Invesco S&P 500® Equal Weight Technology ETF (RYT)		Invesco S&P 500® Equal Weight Utilities ETF (RYU)
	2022	2021	2022	2021
Operations:
Net investment income	$14,489,903	$16,551,951	$5,949,854	$6,455,813
Net realized gain	527,227,488	198,466,957	9,214,155	11,357,673
Change in net unrealized appreciation (depreciation)	(692,880,474)	636,741,544	6,353,473	24,559,905

Net increase (decrease) in net assets resulting from operations	(151,163,083)	851,760,452	21,517,482	42,373,391

Distributions to Shareholders from:
Distributable earnings	(14,410,661)	(25,926,165)	(5,695,196)	(7,025,165)

Shareholder Transactions:
Proceeds from shares sold	1,044,687,721	893,999,654	174,240,285	14,519,622
Value of shares repurchased	(1,293,818,623)	(659,158,576)	(65,285,928)	(141,323,667)

Net increase (decrease) in net assets resulting from share transactions	(249,130,902)	234,841,078	108,954,357	(126,804,045)

Net increase (decrease) in net assets	(414,704,646)	1,060,675,365	124,776,643	(91,455,819)

Net assets:
Beginning of period	2,590,018,504	1,529,343,139	208,556,836	300,012,655

End of period	$2,175,313,858	$2,590,018,504	$333,333,479	$208,556,836

Changes in Shares Outstanding:
Shares sold	3,550,000	3,730,000	1,520,000	150,000
Shares repurchased	(4,490,000)	(2,740,000)	(600,000)	(1,470,000)
Shares outstanding, beginning of period	9,340,000	8,350,000	1,930,000	3,250,000

Shares outstanding, end of period	8,400,000	9,340,000	2,850,000	1,930,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

88

Invesco S&P MidCap 400® Equal Weight ETF (EWMC)		Invesco S&P SmallCap 600® Equal Weight ETF (EWSC)
2022	2021	2022	2021

$1,311,425	$846,476	$711,476	$303,189
15,936,922	3,647,091	12,295,002	1,631,073
(26,325,234)	40,883,567	(20,915,333)	16,352,097

(9,076,887)	45,377,134	(7,908,855)	18,286,359

(1,286,646)	(899,756)	(665,001)	(351,099)

60,749,853	30,866,943	64,179,090	28,476,495
(41,124,909)	(14,505,986)	(52,840,953)	(9,269,618)

19,624,944	16,360,957	11,338,137	19,206,877

9,261,411	60,838,335	2,764,281	37,142,137

113,933,462	53,095,127	58,458,128	21,315,991

$123,194,873	$113,933,462	$61,222,409	$58,458,128

660,000	420,000	770,000	370,000
(450,000)	(190,000)	(660,000)	(150,000)
1,230,000	1,000,000	720,000	500,000

1,440,000	1,230,000	830,000	720,000

89

Financial Highlights

Invesco S&P 500® Equal Weight ETF (RSP)

	Years Ended April 30,				Six Months Ended April 30,		Year Ended October 31,
	2022	2021	2020	2019	2018		2017
Per Share Operating Performance:
Net asset value at beginning of period	$148.18	$96.17	$108.20	$99.87	$96.58		$81.57

Net investment income(a)	2.30	1.93	2.15	1.78	0.85		1.39
Net realized and unrealized gain (loss) on investments	(0.91)	52.09	(11.97)	8.45	3.33		14.85

Total from investment operations	1.39	54.02	(9.82)	10.23	4.18		16.24

Distributions to shareholders from:
Net investment income	(2.09)	(2.01)	(2.21)	(1.90)	(0.89)		(1.23)

Net asset value at end of period	$147.48	$148.18	$96.17	$108.20	$99.87		$96.58

Market price at end of period(b)	$147.45	$148.23	$96.31	$108.22	$99.92

Net Asset Value Total Return(c)	0.88%	56.72%	(8.98)%	10.45%	4.30%		19.98%
Market Price Total Return(c)	0.86%	56.53%	(8.89)%	10.43%	4.36%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$32,314,898	$26,605,504	$10,943,870	$16,143,961	$14,616,057		$14,226,625
Ratio to average net assets of:
Expenses, after Waivers	0.20%	0.20%	0.20%	0.20%	0.20	%(d)	0.33%
Expenses, prior to Waivers	0.20%	0.20%	0.20%	0.20%	0.20	%(d)	0.36%
Net investment income	1.48%	1.60%	2.01%	1.74%	1.69	%(d)	1.52%
Portfolio turnover rate(e)	18%	24%	19%	19%	9%		21%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

90

Financial Highlights–(continued)

Invesco S&P 500® Equal Weight Communication Services ETF (EWCO)

					For the Period November 5, 2018(a) Through April 30, 2019

	Years Ended April 30,
	2022	2021	2020
Per Share Operating Performance:
Net asset value at beginning of period	$38.39	$22.73	$25.39		$25.00

Net investment income(b)	0.41	0.41	0.41	(c)	0.16
Net realized and unrealized gain (loss) on investments	(8.37)	15.60	(2.64)		0.33

Total from investment operations	(7.96)	16.01	(2.23)		0.49

Distributions to shareholders from:
Net investment income	(0.39)	(0.35)	(0.40)		(0.10)
Net realized gains	-	-	(0.03)		-

Total distributions	(0.39)	(0.35)	(0.43)		(0.10)

Net asset value at end of period	$30.04	$38.39	$22.73		$25.39

Market price at end of period(d)	$30.04	$38.43	$22.74		$25.41

Net Asset Value Total Return(e)	(20.90)%	70.90%	(8.89)%		2.04	%(f)
Market Price Total Return(e)	(20.98)%	71.00%	(8.92)%		2.12	%(f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$38,151	$43,000	$18,180		$22,851
Ratio to average net assets of:
Expenses	0.40%	0.40%	0.42	%(g)	0.40	%(h)
Net investment income	1.13%	1.36%	1.65	%(c)(g)	1.42	%(h)
Portfolio turnover rate(i)	29%	20%	30%		10%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.29 and 1.17%, respectively.

(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)

The net asset value total return from Fund Inception (November 7, 2018, the first day of trading on the exchange) to April 30, 2019 was 0.08%. The market price total return from Fund Inception to April 30, 2019 was 0.04%.

(g)	Ratios include non-recurring costs associated with a proxy statement of 0.02%.
(h)	Annualized.
(i)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

91

Financial Highlights–(continued)

Invesco S&P 500® Equal Weight Consumer Discretionary ETF (RCD)

	Years Ended April 30,					Six Months Ended April 30,		Year Ended October 31,
	2022	2021	2020		2019	2018		2017
Per Share Operating Performance:
Net asset value at beginning of period	$148.85	$81.71	$107.85		$99.15	$91.21		$85.40

Net investment income(a)	0.92	0.56	1.83		1.49	0.68		1.27
Net realized and unrealized gain (loss) on investments	(20.78)	67.17	(26.05)		8.80	7.98		5.84

Total from investment operations	(19.86)	67.73	(24.22)		10.29	8.66		7.11

Distributions to shareholders from:
Net investment income	(0.96)	(0.59)	(1.92)		(1.59)	(0.72)		(1.30)

Net asset value at end of period	$128.03	$148.85	$81.71		$107.85	$99.15		$91.21

Market price at end of period(b)	$127.91	$148.79	$81.63		$107.86	$99.13

Net Asset Value Total Return(c)	(13.40)%	83.19%	(22.56)%		10.58%	9.49%		8.32%
Market Price Total Return(c)	(13.44)%	83.29%	(22.64)%		10.61%	9.48%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$366,164	$973,455	$49,028		$113,239	$84,279		$72,965
Ratio to average net assets of:
Expenses	0.40%	0.40%	0.41	%(d)	0.40%	0.40	%(e)	0.40%
Net investment income	0.62%	0.45%	1.80	%(d)	1.45%	1.38	%(e)	1.39%
Portfolio turnover rate(f)	21%	33%	28%		30%	13%		29%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

92

Financial Highlights–(continued)

Invesco S&P 500® Equal Weight Consumer Staples ETF (RHS)

	Years Ended April 30,				Six Months Ended April 30,		Year Ended October 31,
	2022	2021	2020	2019	2018		2017
Per Share Operating Performance:
Net asset value at beginning of period	$161.21	$133.63	$134.95	$122.87	$121.67		$121.52

Net investment income(a)	4.02	2.79	3.19	2.87	1.32		2.30
Net realized and unrealized gain (loss) on investments	12.63	28.05	(1.34)	12.30	1.14		0.13

Total from investment operations	16.65	30.84	1.85	15.17	2.46		2.43

Distributions to shareholders from:
Net investment income	(3.34)	(3.26)	(3.17)	(3.09)	(1.26)		(2.28)

Net asset value at end of period	$174.52	$161.21	$133.63	$134.95	$122.87		$121.67

Market price at end of period(b)	$174.50	$161.11	$133.58	$134.97	$122.84

Net Asset Value Total Return(c)	10.51%	23.34%	1.44%	12.63%	1.96%		1.99%
Market Price Total Return(c)	10.58%	23.31%	1.37%	12.67%	1.97%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$584,627	$477,173	$481,080	$431,837	$417,753		$444,092
Ratio to average net assets of:
Expenses	0.40%	0.40%	0.40%	0.40%	0.40	%(d)	0.40%
Net investment income	2.46%	1.91%	2.32%	2.27%	2.06	%(d)	1.86%
Portfolio turnover rate(e)	13%	14%	22%	19%	9%		20%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

93

Financial Highlights–(continued)

Invesco S&P 500® Equal Weight Energy ETF (RYE)

	Years Ended April 30,				Six Months Ended April 30,		Year Ended October 31,
	2022	2021	2020	2019	2018		2017
Per Share Operating Performance:
Net asset value at beginning of period	$40.75	$28.05	$51.81	$60.29	$54.29		$56.90

Net investment income(a)	1.54	0.86	1.09	0.82	0.47		1.28
Net realized and unrealized gain (loss) on investments	24.84	12.80	(23.84)	(8.34)	5.98		(2.50)

Total from investment operations	26.38	13.66	(22.75)	(7.52)	6.45		(1.22)

Distributions to shareholders from:
Net investment income	(1.33)	(0.96)	(1.01)	(0.96)	(0.45)		(1.39)

Net asset value at end of period	$65.80	$40.75	$28.05	$51.81	$60.29		$54.29

Market price at end of period(b)	$65.79	$40.80	$28.06	$51.82	$60.43

Net Asset Value Total Return(c)	65.91%	50.01%	(44.18)%	(12.46)%	11.97%		(2.20)%
Market Price Total Return(c)	65.68%	50.15%	(44.17)%	(12.65)%	12.31%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$544,185	$156,466	$82,739	$209,823	$253,202		$230,747
Ratio to average net assets of:
Expenses	0.40%	0.40%	0.40%	0.40%	0.40	%(d)	0.40%
Net investment income	2.92%	2.75%	2.60%	1.46%	1.69	%(d)	2.22%
Portfolio turnover rate(e)	50%	37%	34%	31%	10%		34%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2022, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

94

Financial Highlights–(continued)

Invesco S&P 500® Equal Weight Financials ETF (RYF)

	Years Ended April 30,				Six Months Ended April 30,		Year Ended October 31,
	2022	2021	2020	2019	2018		2017
Per Share Operating Performance:
Net asset value at beginning of period	$59.67	$35.43	$43.78	$43.94	$41.93		$31.41

Net investment income(a)	1.05	1.05	0.92	0.78	0.40		0.55
Net realized and unrealized gain (loss) on investments	(2.13)	24.25	(8.38)	-	1.91		10.45

Total from investment operations	(1.08)	25.30	(7.46)	0.78	2.31		11.00

Distributions to shareholders from:
Net investment income	(1.01)	(1.06)	(0.89)	(0.94)	(0.30)		(0.48)

Net asset value at end of period	$57.58	$59.67	$35.43	$43.78	$43.94		$41.93

Market price at end of period(b)	$57.53	$59.73	$35.53	$43.79	$43.98

Net Asset Value Total Return(c)	(1.90)%	72.61%	(17.09)%	1.98%	5.50%		35.15%
Market Price Total Return(c)	(2.08)%	72.30%	(16.88)%	1.91%	5.47%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$483,651	$375,901	$161,203	$291,145	$441,558		$358,496
Ratio to average net assets of:
Expenses	0.40%	0.40%	0.40%	0.40%	0.40	%(d)	0.40%
Net investment income	1.68%	2.33%	2.15%	1.86%	1.81	%(d)	1.44%
Portfolio turnover rate(e)	17%	19%	23%	17%	7%		15%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

95

Financial Highlights–(continued)

Invesco S&P 500® Equal Weight Health Care ETF (RYH)

	Years Ended April 30,				Six Months Ended April 30,		Year Ended October 31,
	2022	2021	2020	2019	2018		2017
Per Share Operating Performance:
Net asset value at beginning of period	$280.53	$214.07	$193.66	$178.78	$175.84		$143.79

Net investment income(a)	1.76	1.25	1.31	1.05	0.44		0.78
Net realized and unrealized gain on investments	1.19 (b)	66.53	20.36	14.87	2.93		32.02

Total from investment operations	2.95	67.78	21.67	15.92	3.37		32.80

Distributions to shareholders from:
Net investment income	(1.82)	(1.32)	(1.26)	(1.04)	(0.43)		(0.75)

Net asset value at end of period	$281.66	$280.53	$214.07	$193.66	$178.78		$175.84

Market price at end of period(c)	$281.64	$280.73	$214.39	$193.67	$178.95

Net Asset Value Total Return(d)	1.00%	31.76%	11.27%	8.91%	1.92%		22.85%
Market Price Total Return(d)	0.91%	31.66%	11.42%	8.82%	2.06%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$901,310	$813,540	$706,437	$706,845	$598,911		$650,617
Ratio to average net assets of:
Expenses	0.40%	0.40%	0.40%	0.40%	0.40	%(e)	0.40%
Net investment income	0.59%	0.51%	0.64%	0.55%	0.49	%(e)	0.48%
Portfolio turnover rate(f)	22%	20%	23%	23%	12%		24%

(a)	Based on average shares outstanding.
(b)

Net realized and unrealized gain (loss) on investments per share may not correlate with the Fund’s net realized and unrealized gain (loss) due to timing of shareholder transactions in relation to the fluctuating market values of the Fund’s investments.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

96

Financial Highlights–(continued)

Invesco S&P 500® Equal Weight Industrials ETF (RGI)

	Years Ended April 30,				Six Months Ended April 30,		Year Ended October 31,
	2022	2021	2020	2019	2018		2017
Per Share Operating Performance:
Net asset value at beginning of period	$185.25	$109.44	$126.03	$115.01	$113.29		$90.92

Net investment income(a)	1.50	1.31	1.83	1.53	0.62		1.24
Net realized and unrealized gain (loss) on investments	(8.31)	75.87	(16.57)	11.15	1.73		22.50

Total from investment operations	(6.81)	77.18	(14.74)	12.68	2.35		23.74

Distributions to shareholders from:
Net investment income	(1.42)	(1.37)	(1.85)	(1.66)	(0.63)		(1.37)

Net asset value at end of period	$177.02	$185.25	$109.44	$126.03	$115.01		$113.29

Market price at end of period(b)	$176.94	$185.17	$109.50	$126.01	$115.03

Net Asset Value Total Return(c)	(3.70)%	70.89%	(11.70)%	11.21%	2.05%		26.21%
Market Price Total Return(c)	(3.71)%	70.73%	(11.64)%	11.17%	2.00%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$410,685	$557,591	$142,273	$245,750	$281,763		$226,584
Ratio to average net assets of:
Expenses	0.40%	0.40%	0.40%	0.40%	0.40	%(d)	0.40%
Net investment income	0.79%	0.89%	1.46%	1.29%	1.05	%(d)	1.18%
Portfolio turnover rate(e)	17%	19%	23%	28%	7%		18%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

97

Financial Highlights–(continued)

Invesco S&P 500® Equal Weight Materials ETF (RTM)

	Years Ended April 30,				Six Months Ended April 30,		Year Ended October 31,
	2022	2021	2020	2019	2018		2017
Per Share Operating Performance:
Net asset value at beginning of period	$165.34	$94.33	$108.11	$106.31	$107.79		$84.46

Net investment income(a)	2.58	2.48	2.10	1.79	0.70		1.49
Net realized and unrealized gain (loss) on investments	14.03	70.77	(13.65)	1.97	(1.50)		23.28

Total from investment operations	16.61	73.25	(11.55)	3.76	(0.80)		24.77

Distributions to shareholders from:
Net investment income	(2.68)	(2.24)	(2.23)	(1.96)	(0.68)		(1.44)

Net asset value at end of period	$179.27	$165.34	$94.33	$108.11	$106.31		$107.79

Market price at end of period(b)	$179.25	$165.42	$94.49	$108.16	$106.31

Net Asset Value Total Return(c)	10.18%	78.45%	(10.70)%	3.67%	(0.77)%		29.52%
Market Price Total Return(c)	10.11%	78.24%	(10.58)%	3.70%	(0.91)%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$573,653	$613,416	$108,480	$129,728	$180,726		$194,020
Ratio to average net assets of:
Expenses	0.40%	0.40%	0.40%	0.40%	0.40	%(d)	0.40%
Net investment income	1.50%	1.83%	1.99%	1.69%	1.28	%(d)	1.54%
Portfolio turnover rate(e)	15%	18%	25%	23%	6%		22%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

98

Financial Highlights–(continued)

Invesco S&P 500® Equal Weight Real Estate ETF (EWRE)

	Years Ended April 30,						Six Months Ended April 30,		Year Ended October 31,
	2022	2021		2020		2019	2018		2017
Per Share Operating Performance:
Net asset value at beginning of period	$35.09	$25.65		$29.71		$25.96	$27.29		$25.81

Net investment income(a)	0.57	0.67	(b)	0.72		0.69	0.44		0.54
Net realized and unrealized gain (loss) on investments	4.04	9.93		(3.62)		3.97	(1.20)		1.59

Total from investment operations	4.61	10.60		(2.90)		4.66	(0.76)		2.13

Distributions to shareholders from:
Net investment income	(0.91)	(1.16)		(1.03)		(0.85)	(0.35)		(0.65)
Net realized gains	-	-		(0.13)		(0.06)	(0.22)		-

Total distributions	(0.91)	(1.16)		(1.16)		(0.91)	(0.57)		(0.65)

Net asset value at end of period	$38.79	$35.09		$25.65		$29.71	$25.96		$27.29

Market price at end of period(c)	$38.88	$35.12		$25.65		$29.75	$25.96

Net Asset Value Total Return(d)	13.20%	42.37%		(9.59)%		18.35%	(2.93)%		8.33%
Market Price Total Return(d)	13.37%	42.50%		(9.71)%		18.51%	(2.35)%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$172,210	$45,263		$23,084		$37,143	$16,873		$24,561
Ratio to average net assets of:
Expenses	0.40%	0.40%		0.41	%(e)	0.40%	0.41	%(f)	0.41%
Net investment income	1.48%	2.36	%(b)	2.37	%(e)	2.46%	3.28	%(f)	2.00%
Portfolio turnover rate(g)	19%	21%		15%		14%	2%		24%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.49 and 1.73%, respectively.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

99

Financial Highlights–(continued)

Invesco S&P 500® Equal Weight Technology ETF (RYT)

	Years Ended April 30,					Six Months Ended April 30,		Year Ended October 31,
	2022	2021	2020		2019	2018		2017
Per Share Operating Performance:
Net asset value at beginning of period	$277.30	$183.15	$180.69		$150.94	$142.44		$104.67

Net investment income(a)	1.57	1.87	3.15	(b)	1.57	0.56		1.16
Net realized and unrealized gain (loss) on investments	(18.32)	95.21	1.50		29.78	8.56		37.61

Total from investment operations	(16.75)	97.08	4.65		31.35	9.12		38.77

Distributions to shareholders from:
Net investment income	(1.58)	(2.93)	(2.19)		(1.60)	(0.62)		(1.00)

Net asset value at end of period	$258.97	$277.30	$183.15		$180.69	$150.94		$142.44

Market price at end of period(c)	$258.95	$277.24	$183.44		$180.66	$151.10

Net Asset Value Total Return(d)	(6.10)%	53.40%	2.73%		20.92%	6.40%		37.19%
Market Price Total Return(d)	(6.08)%	53.12%	2.91%		20.77%	6.48%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$2,175,314	$2,590,019	$1,529,343		$1,788,846	$1,615,066		$1,509,833
Ratio to average net assets of:
Expenses	0.40%	0.40%	0.40%		0.40%	0.40	%(e)	0.40%
Net investment income	0.53%	0.81%	1.73	%(b)	0.98%	0.76	%(e)	0.95	%(e)
Portfolio turnover rate(f)	24%	25%	23%		27%	10%		19%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $1.92 and 1.06%, respectively.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

100

Financial Highlights–(continued)

Invesco S&P 500® Equal Weight Utilities ETF (RYU)

	Years Ended April 30,				Six Months Ended April 30,		Year Ended October 31,
	2022	2021	2020	2019	2018		2017
Per Share Operating Performance:
Net asset value at beginning of period	$108.06	$92.31	$97.25	$84.51	$88.52		$81.10

Net investment income(a)	2.82	2.70	2.77	2.67	1.38		2.54
Net realized and unrealized gain (loss) on investments	8.74	16.05	(4.99)	12.69	(3.92)		7.44

Total from investment operations	11.56	18.75	(2.22)	15.36	(2.54)		9.98

Distributions to shareholders from:
Net investment income	(2.66)	(3.00)	(2.72)	(2.62)	(1.47)		(2.56)

Net asset value at end of period	$116.96	$108.06	$92.31	$97.25	$84.51		$88.52

Market price at end of period(b)	$116.96	$107.84	$92.52	$97.23	$84.45

Net Asset Value Total Return(c)	10.90%	20.80%	(2.28)%	18.54%	(2.88)%		12.51%
Market Price Total Return(c)	11.15%	20.28%	(2.04)%	18.60%	(2.92)%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$333,333	$208,557	$300,013	$335,499	$139,434		$168,180
Ratio to average net assets of:
Expenses	0.40%	0.40%	0.40%	0.40%	0.40	%(d)	0.40%
Net investment income	2.56%	2.77%	2.72%	2.96%	3.29	%(d)	3.01%
Portfolio turnover rate(e)	15%	10%	11%	27%	7%		11%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

101

Financial Highlights–(continued)

Invesco S&P MidCap 400® Equal Weight ETF (EWMC)

	Years Ended April 30,					Six Months Ended April 30,		Year Ended October 31,
	2022	2021	2020		2019	2018		2017
Per Share Operating Performance:
Net asset value at beginning of period	$92.63	$53.10	$66.18		$63.30	$62.00		$51.40

Net investment income(a)	0.93	0.75	0.89		0.77	0.42		0.60
Net realized and unrealized gain (loss) on investments	(7.10)	39.56	(12.99)		2.96	1.30		10.59

Total from investment operations	(6.17)	40.31	(12.10)		3.73	1.72		11.19

Distributions to shareholders from:
Net investment income	(0.91)	(0.78)	(0.98)		(0.85)	(0.42)		(0.59)

Net asset value at end of period	$85.55	$92.63	$53.10		$66.18	$63.30		$62.00

Market price at end of period(b)	$85.47	$92.64	$52.87		$66.19	$63.29

Net Asset Value Total Return(c)	(6.72)%	76.41%	(18.24)%		5.96%	2.76%		21.82%
Market Price Total Return(c)	(6.81)%	77.20%	(18.60)%		5.99%	2.74%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$123,195	$113,933	$53,095		$105,893	$104,438		$114,692
Ratio to average net assets of:
Expenses	0.40%	0.40%	0.41	%(d)	0.40%	0.40	%(e)	0.41%
Net investment income	1.01%	1.06%	1.42	%(d)	1.19%	1.33	%(e)	1.02%
Portfolio turnover rate(f)	28%	33%	32%		30%	9%		26%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

102

Financial Highlights–(continued)

Invesco S&P SmallCap 600® Equal Weight ETF (EWSC)

	Years Ended April 30,					Six Months Ended April 30,		Year Ended October 31,
	2022	2021	2020		2019	2018		2017
Per Share Operating Performance:
Net asset value at beginning of period	$81.19	$42.63	$55.83		$54.92	$52.78		$42.47

Net investment income(a)	0.83	0.59	0.62		0.59	0.29		0.47
Net realized and unrealized gain (loss) on investments	(7.48)	38.62	(12.84)		0.80	2.15		10.27

Total from investment operations	(6.65)	39.21	(12.22)		1.39	2.44		10.74

Distributions to shareholders from:
Net investment income	(0.78)	(0.65)	(0.98)		(0.48)	(0.30)		(0.43)

Net asset value at end of period	$73.76	$81.19	$42.63		$55.83	$54.92		$52.78

Market price at end of period(b)	$73.55	$81.20	$42.39		$55.63	$55.02

Net Asset Value Total Return(c)	(8.27)%	92.69%	(22.17)%		2.55%	4.62%		25.32%
Market Price Total Return(c)	(8.54)%	93.79%	(22.33)%		2.00%	4.55%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$61,222	$58,458	$21,316		$36,287	$30,208		$31,666
Ratio to average net assets of:
Expenses	0.40%	0.40%	0.42	%(d)	0.40%	0.40	%(e)	0.41%
Net investment income	1.01%	0.99%	1.20	%(d)	1.05%	1.10	%(e)	0.96%
Portfolio turnover rate(f)	29%	40%	42%		34%	10%		24%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.02%.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Notes to Financial Statements

Invesco Exchange-Traded Fund Trust

April 30, 2022

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust (the “Trust”) was organized as a Massachusetts business trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name

Invesco S&P 500® Equal Weight ETF (RSP)	“S&P 500® Equal Weight ETF”

Invesco S&P 500® Equal Weight Communication Services ETF (EWCO)	“S&P 500® Equal Weight Communication Services ETF”

Invesco S&P 500® Equal Weight Consumer Discretionary ETF (RCD)	“S&P 500® Equal Weight Consumer Discretionary ETF”

Invesco S&P 500® Equal Weight Consumer Staples ETF (RHS)	“S&P 500® Equal Weight Consumer Staples ETF”

Invesco S&P 500® Equal Weight Energy ETF (RYE)	“S&P 500® Equal Weight Energy ETF”

Invesco S&P 500® Equal Weight Financials ETF (RYF)	“S&P 500® Equal Weight Financials ETF”

Invesco S&P 500® Equal Weight Health Care ETF (RYH)	“S&P 500® Equal Weight Health Care ETF”

Invesco S&P 500® Equal Weight Industrials ETF (RGI)	“S&P 500® Equal Weight Industrials ETF”

Invesco S&P 500® Equal Weight Materials ETF (RTM)	“S&P 500® Equal Weight Materials ETF”

Invesco S&P 500® Equal Weight Real Estate ETF (EWRE)	“S&P 500® Equal Weight Real Estate ETF”

Invesco S&P 500® Equal Weight Technology ETF (RYT)	“S&P 500® Equal Weight Technology ETF”

Invesco S&P 500® Equal Weight Utilities ETF (RYU)	“S&P 500® Equal Weight Utilities ETF”

Invesco S&P MidCap 400® Equal Weight ETF (EWMC)	“S&P MidCap 400® Equal Weight ETF”

Invesco S&P SmallCap 600® Equal Weight ETF (EWSC)	“S&P SmallCap 600® Equal Weight ETF”
Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s shares are listed and traded on NYSE Arca, Inc.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each of the Funds is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index

S&P 500® Equal Weight ETF	S&P 500® Equal Weight Index

S&P 500® Equal Weight Communication Services ETF	S&P 500® Equal Weight Communication Services Plus Index

S&P 500® Equal Weight Consumer Discretionary ETF	S&P 500® Equal Weight Consumer Discretionary Index

S&P 500® Equal Weight Consumer Staples ETF	S&P 500® Equal Weight Consumer Staples Index

S&P 500® Equal Weight Energy ETF	S&P 500® Equal Weight Energy Plus Index

S&P 500® Equal Weight Financials ETF	S&P 500® Equal Weight Financials Index

S&P 500® Equal Weight Health Care ETF	S&P 500® Equal Weight Health Care Index

S&P 500® Equal Weight Industrials ETF	S&P 500® Equal Weight Industrials Index

S&P 500® Equal Weight Materials ETF	S&P 500® Equal Weight Materials Index

S&P 500® Equal Weight Real Estate ETF	S&P 500® Equal Weight Real Estate Index

S&P 500® Equal Weight Technology ETF	S&P 500® Equal Weight Information Technology Index

S&P 500® Equal Weight Utilities ETF	S&P 500® Equal Weight Utilities Plus Index

S&P MidCap 400® Equal Weight ETF	S&P MidCap 400® Equal Weight Index

S&P SmallCap 600® Equal Weight ETF	S&P SmallCap 600® Equal Weight Index

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

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Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

    A security listed or traded on an exchange is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter (“OTC”) market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts may be valued up to 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

    Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

    Debt obligations (including convertible debt securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

    Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, a Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

    Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

    Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

    Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

    Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in

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interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

C.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders - Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

E.

Federal Income Taxes - Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest,

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acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).

Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from a Fund’s unitary management fee and are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Board member who is not an “interested person” (as defined in the 1940 Act) of the Trust (each, an “Independent Trustee”) is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

On September 14, 2021, the Board of Trustees appointed Invesco Advisers, Inc. (“Invesco”), an affiliate of the Adviser, to serve as an affiliated securities lending agent for each Fund participating in the securities lending program. The Bank of New York Mellon (“BNYM”) also continues to serve as a lending agent. Prior to September 14, 2021, BNYM served as the sole securities lending agent for each Fund under the securities lending program. To the extent a Fund utilizes Invesco as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the period September 14, 2021 through April 30, 2022, each Fund had affiliated securities lending transactions with Invesco. Fees paid to Invesco for securities lending agent services, which are included in Securities lending income on the Statements of Operations, were incurred by each Fund as listed below:

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Amount
S&P 500® Equal Weight ETF	$37,072

S&P 500® Equal Weight Communication Services ETF	160

S&P 500® Equal Weight Consumer Discretionary ETF	1,486

S&P 500® Equal Weight Consumer Staples ETF	259

S&P 500® Equal Weight Energy ETF	704

S&P 500® Equal Weight Financials ETF	309

S&P 500® Equal Weight Health Care ETF	598

S&P 500® Equal Weight Industrials ETF	657

S&P 500® Equal Weight Materials ETF	242

S&P 500® Equal Weight Real Estate ETF	283

S&P 500® Equal Weight Technology ETF	2,438

S&P 500® Equal Weight Utilities ETF	53

S&P MidCap 400® Equal Weight ETF	937

S&P SmallCap 600® Equal Weight ETF	551

J.	Other Risks

Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes or could experience extended market closures or trading halts, may increase this risk.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index.

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Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to each Fund’s NAV.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. Additionally, a Fund’s use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of its corresponding Underlying Index as would be the case if the Fund purchased all of the securities in its corresponding Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. Because S&P 500® Equal Weight Communication Services ETF is non-diversified, and to the extent certain Funds become non-diversified, and can invest a greater portion of their assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

REIT Risk. REITs are pooled investment vehicles that trade like stocks and invest substantially all of their assets in real estate and may qualify for special tax considerations. REITs are subject to certain risks inherent in the direct ownership of real estate, including without limitation, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers. Further, failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the REIT’s shareholders. In addition, REITs may have expenses, including advisory and administration expenses, and REIT shareholders will incur a proportionate share of the underlying expenses.

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

COVID-19 Risk. The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Funds’ performance.

NOTE 3–Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

Pursuant to the Investment Advisory Agreement, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

Unitary Management Fees (as a % of average daily net assets)
S&P 500® Equal Weight ETF	0.20%

S&P 500® Equal Weight Communication Services ETF	0.40%

S&P 500® Equal Weight Consumer Discretionary ETF	0.40%

S&P 500® Equal Weight Consumer Staples ETF	0.40%

S&P 500® Equal Weight Energy ETF	0.40%

S&P 500® Equal Weight Financials ETF	0.40%

S&P 500® Equal Weight Health Care ETF	0.40%

109

Unitary Management Fees (as a % of average daily net assets)

S&P 500® Equal Weight Industrials ETF	0.40%

S&P 500® Equal Weight Materials ETF	0.40%

S&P 500® Equal Weight Real Estate ETF	0.40%

S&P 500® Equal Weight Technology ETF	0.40%

S&P 500® Equal Weight Utilities ETF	0.40%

S&P MidCap 400® Equal Weight ETF	0.40%

S&P SmallCap 600® Equal Weight ETF	0.40%

Further, through at least August 31, 2024, the Adviser has contractually agreed to waive the management fee payable by each Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s investments in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser or (ii) the management fee available to be waived. These waivers do not apply to a Fund’s investment of cash collateral received for securities lending. There is no guarantee that the Adviser will extend the waiver of these fees past that date. This agreement is not subject to recapture by the Adviser.

For the fiscal year ended April 30, 2022, the Adviser waived fees for each Fund in the following amounts:

S&P 500® Equal Weight ETF	$1,613

S&P 500® Equal Weight Communication Services ETF	1

S&P 500® Equal Weight Consumer Discretionary ETF	10

S&P 500® Equal Weight Consumer Staples ETF	22

S&P 500® Equal Weight Energy ETF	30

S&P 500® Equal Weight Financials ETF	18

S&P 500® Equal Weight Health Care ETF	24

S&P 500® Equal Weight Industrials ETF	10

S&P 500® Equal Weight Materials ETF	23

S&P 500® Equal Weight Real Estate ETF	9

S&P 500® Equal Weight Technology ETF	58

S&P 500® Equal Weight Utilities ETF	14

S&P MidCap 400® Equal Weight ETF	5

S&P SmallCap 600® Equal Weight ETF	3

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into licensing agreements on behalf of each Fund with S&P Dow Jones Indices LLC (the “Licensor”). Each Underlying Index name trademark is owned by the Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensor, and the Licensor makes no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby BNYM, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

For the fiscal year ended April 30, 2022, the following Funds incurred brokerage commissions with Invesco Capital Markets, Inc. (“ICMI”), an affiliate of the Adviser and Distributor, for portfolio transactions executed on behalf of the Funds, as listed below:

S&P 500® Equal Weight ETF	$338,399

S&P 500® Equal Weight Communication Services ETF	2,283

S&P 500® Equal Weight Consumer Discretionary ETF	16,146

S&P 500® Equal Weight Consumer Staples ETF	8,045

S&P 500® Equal Weight Energy ETF	37,999

S&P 500® Equal Weight Financials ETF	7,918

S&P 500® Equal Weight Health Care ETF	11,167

S&P 500® Equal Weight Industrials ETF	8,092

S&P 500® Equal Weight Materials ETF	6,887

S&P 500® Equal Weight Real Estate ETF	1,349

S&P 500® Equal Weight Technology ETF	35,415

S&P 500® Equal Weight Utilities ETF	5,726

110

S&P MidCap 400® Equal Weight ETF	$6,083

S&P SmallCap 600® Equal Weight ETF	7,924

Portfolio transactions with ICMI that have not settled at period-end, if any, are shown in the Statements of Assets and Liabilities under the receivable caption Investments sold – affiliated broker and/or payable caption Investments purchased – affiliated broker.

NOTE 4–Security Transactions with Affiliated Funds

Each Fund is permitted to purchase or sell securities from or to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by each Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.

For the fiscal year ended April 30, 2022, the following Funds engaged in transactions with affiliates as listed below:

	Securities Purchases	Securities Sales	Net Realized Gains (Losses)*
S&P 500® Equal Weight ETF	$22,875,454	$2,398,775	$(106,159)

S&P 500® Equal Weight Consumer Discretionary ETF	-	75,815	13,928

S&P 500® Equal Weight Energy ETF	-	266,070	(283,631)

S&P 500® Equal Weight Health Care ETF	1,666,367	487,672	(9,903)

S&P 500® Equal Weight Industrials ETF	1,520,343	-	-

S&P 500® Equal Weight Technology ETF	7,937,397	-	-

S&P 500® Equal Weight Utilities ETF	-	44,541	3,617

S&P MidCap 400® Equal Weight ETF	2,255,405	2,045,432	203,103

S&P SmallCap 600® Equal Weight ETF	513,660	173,419	71,534

*	Net realized gains (losses) from securities sold to affiliates are included in net realized gain (loss) from investment securities in the Statements of Operations.

NOTE 5–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

S&P 500® Equal Weight ETF

Investments in Securities

Common Stocks & Other Equity Interests	$32,278,229,049	$-	$-	$32,278,229,049

Money Market Funds	17,804,249	1,212,776,681	-	1,230,580,930

Total Investments	$32,296,033,298	$1,212,776,681	$-	$33,508,809,979

111

	Level 1	Level 2	Level 3	Total

S&P 500® Equal Weight Communication Services ETF

Investments in Securities

Common Stocks & Other Equity Interests	$38,152,601	$-	$-	$38,152,601

Money Market Funds	-	3,032,898	-	3,032,898

Total Investments	$38,152,601	$3,032,898	$-	$41,185,499

S&P 500® Equal Weight Consumer Discretionary ETF

Investments in Securities

Common Stocks & Other Equity Interests	$366,099,469	$-	$-	$366,099,469

Money Market Funds	-	56,075,053	-	56,075,053

Total Investments	$366,099,469	$56,075,053	$-	$422,174,522

S&P 500® Equal Weight Consumer Staples ETF

Investments in Securities

Common Stocks & Other Equity Interests	$584,166,437	$-	$-	$584,166,437

Money Market Funds	-	25,555,449	-	25,555,449

Total Investments	$584,166,437	$25,555,449	$-	$609,721,886

S&P 500® Equal Weight Energy ETF

Investments in Securities

Common Stocks & Other Equity Interests	$543,266,330	$-	$-	$543,266,330

Money Market Funds	181,238	50,665,631	-	50,846,869

Total Investments	$543,447,568	$50,665,631	$-	$594,113,199

S&P 500® Equal Weight Financials ETF

Investments in Securities

Common Stocks & Other Equity Interests	$483,283,999	$-	$-	$483,283,999

Money Market Funds	28,273	20,178,677	-	20,206,950

Total Investments	$483,312,272	$20,178,677	$-	$503,490,949

S&P 500® Equal Weight Health Care ETF

Investments in Securities

Common Stocks & Other Equity Interests	$900,848,793	$-	$-	$900,848,793

Money Market Funds	363,099	23,119,753	-	23,482,852

Total Investments	$901,211,892	$23,119,753	$-	$924,331,645

S&P 500® Equal Weight Industrials ETF

Investments in Securities

Common Stocks & Other Equity Interests	$410,518,180	$-	$-	$410,518,180

Money Market Funds	23,375	30,456,564	-	30,479,939

Total Investments	$410,541,555	$30,456,564	$-	$440,998,119

S&P 500® Equal Weight Materials ETF

Investments in Securities

Common Stocks & Other Equity Interests	$573,327,582	$-	$-	$573,327,582

Money Market Funds	137,092	12,862,186	-	12,999,278

Total Investments	$573,464,674	$12,862,186	$-	$586,326,860

S&P 500® Equal Weight Real Estate ETF

Investments in Securities

Common Stocks & Other Equity Interests	$172,140,859	$-	$-	$172,140,859

Money Market Funds	67,431	9,185,361	-	9,252,792

Total Investments	$172,208,290	$9,185,361	$-	$181,393,651

S&P 500® Equal Weight Technology ETF

Investments in Securities

Common Stocks & Other Equity Interests	$2,176,081,868	$-	$-	$2,176,081,868

Money Market Funds	360,687	108,678,233	-	109,038,920

Total Investments	$2,176,442,555	$108,678,233	$-	$2,285,120,788

112

	Level 1	Level 2	Level 3	Total

S&P 500® Equal Weight Utilities ETF

Investments in Securities

Common Stocks & Other Equity Interests	$332,810,923	$-	$-	$332,810,923

Money Market Funds	47,578	9,534,749	-	9,582,327

Total Investments	$332,858,501	$9,534,749	$-	$342,393,250

S&P MidCap 400® Equal Weight ETF

Investments in Securities

Common Stocks & Other Equity Interests	$123,112,470	$-	$-	$123,112,470

Money Market Funds	68,915	27,359,142	-	27,428,057

Total Investments	$123,181,385	$27,359,142	$-	$150,540,527

S&P SmallCap 600® Equal Weight ETF

Investments in Securities

Common Stocks & Other Equity Interests	$61,191,026	$-	$-	$61,191,026

Money Market Funds	25,492	17,354,396	-	17,379,888

Total Investments	$61,216,518	$17,354,396	$-	$78,570,914

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2022 and 2021:

	2022	2021
	Ordinary Income*	Ordinary Income*

S&P 500® Equal Weight ETF	$414,826,419	$280,652,301

S&P 500® Equal Weight Communication Services ETF	492,257	305,268

S&P 500® Equal Weight Consumer Discretionary ETF	3,814,408	1,486,049

S&P 500® Equal Weight Consumer Staples ETF	9,688,630	10,934,630

S&P 500® Equal Weight Energy ETF	7,745,649	2,847,442

S&P 500® Equal Weight Financials ETF	7,576,669	4,598,534

S&P 500® Equal Weight Health Care ETF	5,700,199	3,959,289

S&P 500® Equal Weight Industrials ETF	3,744,767	3,070,411

S&P 500® Equal Weight Materials ETF	7,882,048	5,559,565

S&P 500® Equal Weight Real Estate ETF	2,593,643	873,599

S&P 500® Equal Weight Technology ETF	14,410,661	25,926,165

S&P 500® Equal Weight Utilities ETF	5,695,196	7,025,165

S&P MidCap 400® Equal Weight ETF	1,286,646	899,756

S&P SmallCap 600® Equal Weight ETF	665,001	351,099

* Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Net Unrealized Appreciation (Depreciation)- Investments	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets

S&P 500® Equal Weight ETF	$38,615,579	$625,696,598	$(2,357,321,778)	$34,007,907,725	$32,314,898,124

S&P 500® Equal Weight Communication Services ETF	57,491	(9,936,110)	(1,536,895)	49,566,045	38,150,531

S&P 500® Equal Weight Consumer Discretionary ETF	189,521	(83,086,759)	(40,570,009)	489,630,754	366,163,507

S&P 500® Equal Weight Consumer Staples ETF	2,893,698	75,004,594	(71,855,008)	578,584,131	584,627,415

S&P 500® Equal Weight Energy ETF	994,439	104,137,340	(167,543,574)	606,596,676	544,184,881

S&P 500® Equal Weight Financials ETF	542,768	(13,231,584)	(34,789,427)	531,128,887	483,650,644

S&P 500® Equal Weight Health Care ETF	88,027	94,340,148	(86,682,907)	893,564,234	901,309,502

S&P 500® Equal Weight Industrials ETF	233,446	(12,212,209)	(32,058,974)	454,722,854	410,685,117

S&P 500® Equal Weight Materials ETF	74,029	27,532,718	(25,383,119)	571,429,405	573,653,033

113

		Net
		Unrealized
	Undistributed	Appreciation		Shares of
	Ordinary	(Depreciation)-	Capital Loss	Beneficial	Total
	Income	Investments	Carryforwards	Interest	Net Assets

S&P 500® Equal Weight Real Estate ETF	$-	$(1,714,205)	$(1,300,379)	$175,224,701	$172,210,117

S&P 500® Equal Weight Technology ETF	131,885	40,033,483	(147,995,516)	2,283,144,006	2,175,313,858

S&P 500® Equal Weight Utilities ETF	254,658	23,739,413	(29,416,638)	338,756,046	333,333,479

S&P MidCap 400® Equal Weight ETF	24,781	2,527,872	(28,347,903)	148,990,123	123,194,873

S&P SmallCap 600® Equal Weight ETF	46,485	(10,914,574)	(22,547,171)	94,637,669	61,222,409

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Funds have capital loss carryforwards as of April 30, 2022, as follows:

	No expiration
	Short-Term	Long-Term	Total*

S&P 500® Equal Weight ETF	$421,732,928	$1,935,588,850	$2,357,321,778

S&P 500® Equal Weight Communication Services ETF	853,534	683,361	1,536,895

S&P 500® Equal Weight Consumer Discretionary ETF	11,079,764	29,490,245	40,570,009

S&P 500® Equal Weight Consumer Staples ETF	9,858,678	61,996,330	71,855,008

S&P 500® Equal Weight Energy ETF	27,995,785	139,547,789	167,543,574

S&P 500® Equal Weight Financials ETF	6,725,173	28,064,254	34,789,427

S&P 500® Equal Weight Health Care ETF	10,032,742	76,650,165	86,682,907

S&P 500® Equal Weight Industrials ETF	8,844,627	23,214,347	32,058,974

S&P 500® Equal Weight Materials ETF	5,973,047	19,410,072	25,383,119

S&P 500® Equal Weight Real Estate ETF	436,802	863,577	1,300,379

S&P 500® Equal Weight Technology ETF	44,346,756	103,648,760	147,995,516

S&P 500® Equal Weight Utilities ETF	11,627,561	17,789,077	29,416,638

S&P MidCap 400® Equal Weight ETF	10,606,463	17,741,440	28,347,903

S&P SmallCap 600® Equal Weight ETF	9,980,801	12,566,370	22,547,171

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 7–Investment Transactions

For the fiscal year ended April 30, 2022, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales

S&P 500® Equal Weight ETF	$5,381,990,683	$5,348,664,312

S&P 500® Equal Weight Communication Services ETF	12,606,592	12,677,964

S&P 500® Equal Weight Consumer Discretionary ETF	133,999,280	134,352,216

S&P 500® Equal Weight Consumer Staples ETF	65,169,297	64,350,914

S&P 500® Equal Weight Energy ETF	214,976,298	146,601,758

S&P 500® Equal Weight Financials ETF	79,586,231	78,942,734

S&P 500® Equal Weight Health Care ETF	205,515,677	204,690,794

S&P 500® Equal Weight Industrials ETF	82,288,510	82,322,395

S&P 500® Equal Weight Materials ETF	77,338,703	77,956,552

S&P 500® Equal Weight Real Estate ETF	20,497,840	20,269,400

S&P 500® Equal Weight Technology ETF	652,833,681	651,685,110

S&P 500® Equal Weight Utilities ETF	34,340,334	33,987,342

S&P MidCap 400® Equal Weight ETF	37,276,426	36,036,675

S&P SmallCap 600® Equal Weight ETF	21,419,604	20,132,993

114

For the fiscal year ended April 30, 2022, in-kind transactions associated with creations and redemptions were as follows:

	In-kind	In-kind
	Purchases	Sales

S&P 500® Equal Weight ETF	$17,177,852,375	$10,998,245,231

S&P 500® Equal Weight Communication Services ETF	38,728,223	33,631,705

S&P 500® Equal Weight Consumer Discretionary ETF	544,556,092	1,077,701,966

S&P 500® Equal Weight Consumer Staples ETF	168,097,101	98,058,388

S&P 500® Equal Weight Energy ETF	333,301,427	156,940,771

S&P 500® Equal Weight Financials ETF	291,182,532	152,638,599

S&P 500® Equal Weight Health Care ETF	347,456,124	257,721,797

S&P 500® Equal Weight Industrials ETF	225,363,888	350,319,112

S&P 500® Equal Weight Materials ETF	340,107,411	409,997,230

S&P 500® Equal Weight Real Estate ETF	169,186,168	45,087,652

S&P 500® Equal Weight Technology ETF	1,044,466,384	1,294,064,775

S&P 500® Equal Weight Utilities ETF	174,036,346	65,098,198

S&P MidCap 400® Equal Weight ETF	60,538,252	41,933,281

S&P SmallCap 600® Equal Weight ETF	63,990,342	53,722,815

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes. As of April 30, 2022, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

			Net
	Gross	Gross	Unrealized
	Unrealized	Unrealized	Appreciation
	Appreciation	(Depreciation)	(Depreciation)	Cost

S&P 500® Equal Weight ETF	$2,661,255,802	$(2,035,559,204)	$625,696,598	$32,883,113,381

S&P 500® Equal Weight Communication Services ETF	316,973	(10,253,083)	(9,936,110)	51,121,609

S&P 500® Equal Weight Consumer Discretionary ETF	4,662,563	(87,749,322)	(83,086,759)	505,261,281

S&P 500® Equal Weight Consumer Staples ETF	82,602,987	(7,598,393)	75,004,594	534,717,292

S&P 500® Equal Weight Energy ETF	110,209,363	(6,072,023)	104,137,340	489,975,859

S&P 500® Equal Weight Financials ETF	25,363,556	(38,595,140)	(13,231,584)	516,722,533

S&P 500® Equal Weight Health Care ETF	146,622,960	(52,282,812)	94,340,148	829,991,497

S&P 500® Equal Weight Industrials ETF	18,341,444	(30,553,653)	(12,212,209)	453,210,328

S&P 500® Equal Weight Materials ETF	46,249,136	(18,716,418)	27,532,718	558,794,142

S&P 500® Equal Weight Real Estate ETF	5,043,203	(6,757,408)	(1,714,205)	183,107,856

S&P 500® Equal Weight Technology ETF	208,371,405	(168,337,922)	40,033,483	2,245,087,305

S&P 500® Equal Weight Utilities ETF	27,868,337	(4,128,924)	23,739,413	318,653,837

S&P MidCap 400® Equal Weight ETF	12,010,258	(9,482,386)	2,527,872	148,012,655

S&P SmallCap 600® Equal Weight ETF	2,085,821	(13,000,395)	(10,914,574)	89,485,488

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of taxable overdistributions and in-kind transactions, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended April 30, 2022, the reclassifications were as follows:

	Undistributed Net	Undistributed Net	Shares of
	Investment Income	Realized Gain (Loss)	Beneficial Interest

S&P 500® Equal Weight ETF	$-	$(4,286,020,988)	$4,286,020,988

S&P 500® Equal Weight Communication Services ETF	-	(6,149,246)	6,149,246

S&P 500® Equal Weight Consumer Discretionary ETF	-	(117,442,763)	117,442,763

S&P 500® Equal Weight Consumer Staples ETF	686,621	(24,969,226)	24,282,605

S&P 500® Equal Weight Energy ETF	-	(41,642,412)	41,642,412

S&P 500® Equal Weight Financials ETF	-	(45,354,122)	45,354,122

S&P 500® Equal Weight Health Care ETF	-	(108,409,360)	108,409,360

S&P 500® Equal Weight Industrials ETF	-	(89,516,569)	89,516,569

115

	Undistributed Net	Undistributed Net	Shares of
	Investment Income	Realized Gain (Loss)	Beneficial Interest

S&P 500® Equal Weight Materials ETF	$-	$(112,646,563)	$112,646,563

S&P 500® Equal Weight Real Estate ETF	995,971	(7,271,553)	6,275,582

S&P 500® Equal Weight Technology ETF	-	(541,345,074)	541,345,074

S&P 500® Equal Weight Utilities ETF	-	(10,370,043)	10,370,043

S&P MidCap 400® Equal Weight ETF	-	(16,466,325)	16,466,325

S&P SmallCap 600® Equal Weight ETF	10	(14,079,693)	14,079,683

NOTE 9–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of each Fund’s unitary management fee, pays for such compensation for the Funds. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 10–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in each Fund’s prospectus. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

116

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust and Shareholders of Invesco S&P 500® Equal Weight ETF, Invesco S&P 500® Equal Weight Communication Services ETF, Invesco S&P 500® Equal Weight Consumer Discretionary ETF, Invesco S&P 500® Equal Weight Consumer Staples ETF, Invesco S&P 500® Equal Weight Energy ETF, Invesco S&P 500® Equal Weight Financials ETF, Invesco S&P 500® Equal Weight Health Care ETF, Invesco S&P 500® Equal Weight Industrials ETF, Invesco S&P 500® Equal Weight Materials ETF, Invesco S&P 500® Equal Weight Real Estate ETF, Invesco S&P 500® Equal Weight Technology ETF, Invesco S&P 500® Equal Weight Utilities ETF, Invesco S&P MidCap 400® Equal Weight ETF and Invesco S&P SmallCap 600® Equal Weight ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (fourteen of the funds constituting Invesco Exchange-Traded Fund Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2022, the related statements of operations for the year ended April 30, 2022, the statements of changes in net assets for each of the two years in the period ended April 30, 2022, including the related notes, and the financial highlights for each of the four years in the period ended April 30, 2022 and for the six months ended April 30, 2018 (or for Invesco S&P 500® Equal Weight Communication Services ETF, for each of the three years in the period ended April 30, 2022 and the period November 5, 2018 (commencement of investment operations) through April 30, 2019) (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2022, and each of the financial highlights for each of the four years in the period ended April 30, 2022 and for the six months ended April 30, 2018 (or for Invesco S&P 500® Equal Weight Communication Services ETF, for each of the three years in the period ended April 30, 2022 and the period November 5, 2018 (commencement of investment operations) through April 30, 2019) in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Predecessor Fund

Invesco S&P 500® Equal Weight ETF	Guggenheim S&P 500® Equal Weight ETF

Invesco S&P 500® Equal Weight Communication Services ETF	-

Invesco S&P 500® Equal Weight Consumer Discretionary ETF	Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF

Invesco S&P 500® Equal Weight Consumer Staples ETF	Guggenheim S&P 500® Equal Weight Consumer Staples ETF

Invesco S&P 500® Equal Weight Energy ETF	Guggenheim S&P 500® Equal Weight Energy ETF

Invesco S&P 500® Equal Weight Financials ETF	Guggenheim S&P 500® Equal Weight Financials ETF

Invesco S&P 500® Equal Weight Health Care ETF	Guggenheim S&P 500® Equal Weight Health Care ETF

Invesco S&P 500® Equal Weight Industrials ETF	Guggenheim S&P 500® Equal Weight Industrials ETF

Invesco S&P 500® Equal Weight Materials ETF	Guggenheim S&P 500® Equal Weight Materials ETF

Invesco S&P 500® Equal Weight Real Estate ETF	Guggenheim S&P 500® Equal Weight Real Estate ETF

Invesco S&P 500® Equal Weight Technology ETF	Guggenheim S&P 500® Equal Weight Technology ETF

Invesco S&P 500® Equal Weight Utilities ETF	Guggenheim S&P 500® Equal Weight Utilities ETF

Invesco S&P MidCap 400® Equal Weight ETF	Guggenheim S&P MidCap 400® Equal Weight ETF

Invesco S&P SmallCap 600® Equal Weight ETF	Guggenheim S&P SmallCap 600® Equal Weight ETF

The financial statements and financial highlights of the Predecessor Funds listed in the table above as of and for the year ended October 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report, dated December 21, 2017, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

117

Report of Independent Registered Public Accounting Firm–(continued)

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

June 23, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not determined the specific year we began serving as auditor.

118

Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2021 through April 30, 2022.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Annualized
	Beginning	Ending	Expense Ratio	Expenses Paid
	Account Value	Account Value	Based on the	During the
	November 1, 2021	April 30, 2022	Six-Month Period	Six-Month Period(1)

Invesco S&P 500® Equal Weight ETF (RSP)

Actual	$1,000.00	$942.10	0.20%	$0.96

Hypothetical (5% return before expenses)	1,000.00	1,023.80	0.20	1.00

Invesco S&P 500® Equal Weight Communication Services ETF (EWCO)

Actual	1,000.00	807.10	0.40	1.79

Hypothetical (5% return before expenses)	1,000.00	1,022.81	0.40	2.01

Invesco S&P 500® Equal Weight Consumer Discretionary ETF (RCD)

Actual	1,000.00	840.50	0.40	1.83

Hypothetical (5% return before expenses)	1,000.00	1,022.81	0.40	2.01

Invesco S&P 500® Equal Weight Consumer Staples ETF (RHS)

Actual	1,000.00	1,132.90	0.40	2.12

Hypothetical (5% return before expenses)	1,000.00	1,022.81	0.40	2.01

Invesco S&P 500® Equal Weight Energy ETF (RYE)

Actual	1,000.00	1,342.10	0.40	2.32

Hypothetical (5% return before expenses)	1,000.00	1,022.81	0.40	2.01

119

Calculating your ongoing Fund expenses–(continued)

			Annualized
	Beginning	Ending	Expense Ratio	Expenses Paid
	Account Value	Account Value	Based on the	During the
	November 1, 2021	April 30, 2022	Six-Month Period	Six-Month Period(1)

Invesco S&P 500® Equal Weight Financials ETF (RYF)

Actual	$1,000.00	$ 889.00	0.40%	$1.87

Hypothetical (5% return before expenses)	1,000.00	1,022.81	0.40	2.01

Invesco S&P 500® Equal Weight Health Care ETF (RYH)

Actual	1,000.00	917.40	0.40	1.90

Hypothetical (5% return before expenses)	1,000.00	1,022.81	0.40	2.01

Invesco S&P 500® Equal Weight Industrials ETF (RGI)

Actual	1,000.00	915.00	0.40	1.90

Hypothetical (5% return before expenses)	1,000.00	1,022.81	0.40	2.01

Invesco S&P 500® Equal Weight Materials ETF (RTM)

Actual	1,000.00	1,064.30	0.40	2.05

Hypothetical (5% return before expenses)	1,000.00	1,022.81	0.40	2.01

Invesco S&P 500® Equal Weight Real Estate ETF (EWRE)

Actual	1,000.00	1,005.90	0.40	1.99

Hypothetical (5% return before expenses)	1,000.00	1,022.81	0.40	2.01

Invesco S&P 500® Equal Weight Technology ETF (RYT)

Actual	1,000.00	852.20	0.40	1.84

Hypothetical (5% return before expenses)	1,000.00	1,022.81	0.40	2.01

Invesco S&P 500® Equal Weight Utilities ETF (RYU)

Actual	1,000.00	1,111.60	0.40	2.09

Hypothetical (5% return before expenses)	1,000.00	1,022.81	0.40	2.01

Invesco S&P MidCap 400® Equal Weight ETF (EWMC)

Actual	1,000.00	911.70	0.40	1.90

Hypothetical (5% return before expenses)	1,000.00	1,022.81	0.40	2.01

Invesco S&P SmallCap 600® Equal Weight ETF (EWSC)

Actual	1,000.00	889.40	0.40	1.87

Hypothetical (5% return before expenses)	1,000.00	1,022.81	0.40	2.01

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended April 30, 2022. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 181/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

120

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2022:

	Qualified Business Income*	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*	Business Interest Income*

Invesco S&P 500® Equal Weight ETF	0%	98%	95%	0%	0%

Invesco S&P 500® Equal Weight Communication Services ETF	0%	100%	100%	0%	0%

Invesco S&P 500® Equal Weight Consumer Discretionary ETF	0%	100%	100%	0%	0%

Invesco S&P 500® Equal Weight Consumer Staples ETF	0%	100%	100%	0%	0%

Invesco S&P 500® Equal Weight Energy ETF	0%	100%	100%	0%	0%

Invesco S&P 500® Equal Weight Financials ETF	0%	100%	100%	0%	0%

Invesco S&P 500® Equal Weight Health Care ETF	0%	100%	100%	0%	0%

Invesco S&P 500® Equal Weight Industrials ETF	0%	100%	100%	0%	0%

Invesco S&P 500® Equal Weight Materials ETF	0%	100%	100%	0%	0%

Invesco S&P 500® Equal Weight Real Estate ETF	54%	2%	0%	0%	0%

Invesco S&P 500® Equal Weight Technology ETF	0%	100%	100%	0%	0%

Invesco S&P 500® Equal Weight Utilities ETF	0%	100%	100%	0%	0%

Invesco S&P MidCap 400® Equal Weight ETF	0%	100%	100%	0%	0%

Invesco S&P SmallCap 600® Equal Weight ETF	0%	100%	100%	0%	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

121

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below:

As of April 30, 2022

Number of
		Term of		Portfolios	Other
		Office		in Fund	Directorships
		and		Complex**	Held by
	Position(s)	Length of	Principal	Overseen by	Independent
Name, Address and Year of	Held	Time	Occupation(s) During	Independent	Trustees During
Birth of Independent Trustees	with Trust	Served*	the Past 5 Years	Trustees	the Past 5 Years

Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chair of the Board; Chair of the Nominating and Governance Committee and Trustee	Vice Chair since 2018; Chair of the Nominating and Governance Committee and Trustee since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	224	Chair (since 2021) and member (since 2017) of the Joint Investment Committee, Mission Aviation Fellowship and MAF Foundation; Trustee, Mission Aviation Fellowship (2017-Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	224	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

122

Trustees and Officers–(continued)

Number of
		Term of		Portfolios	Other
		Office		in Fund	Directorships
		and		Complex**	Held by
	Position(s)	Length of	Principal	Overseen by	Independent
Name, Address and Year of	Held	Time	Occupation(s) During	Independent	Trustees During
Birth of Independent Trustees	with Trust	Served*	the Past 5 Years	Trustees	the Past 5 Years

Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, First Eagle Alternative Credit LLC (2020-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Director, The Boeing Company (2009-2021); Trustee, MITRE Corporation (federally funded research development) (2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chair (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chair of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	224	Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010- Present); formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

123

Trustees and Officers–(continued)

Number of
		Term of		Portfolios	Other
		Office		in Fund	Directorships
		and		Complex**	Held by
	Position(s)	Length of	Principal	Overseen by	Independent
Name, Address and Year of	Held	Time	Occupation(s) During	Independent	Trustees During
Birth of Independent Trustees	with Trust	Served*	the Past 5 Years	Trustees	the Past 5 Years

Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	224	Trustee (2000- Present) and Chair (2010-2017), Newberry Library; Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, Mather LifeWays (2001-2021); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

124

Trustees and Officers–(continued)

Number of
		Term of		Portfolios	Other
		Office		in Fund	Directorships
		and		Complex**	Held by
	Position(s)	Length of	Principal	Overseen by	Independent
Name, Address and Year of	Held	Time	Occupation(s) During	Independent	Trustees During
Birth of Independent Trustees	with Trust	Served*	the Past 5 Years	Trustees	the Past 5 Years

Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Audit Committee and Trustee	Chair of the Audit Committee since 2008; Trustee since 2006	Formerly, Managing Director of Finance (2020-2021) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	224	Formerly, Treasurer (2018-2021), Finance Committee Member (2015-2021) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Investment Oversight Committee and Trustee	Chair of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	224	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

125

Trustees and Officers–(continued)

Number of
		Term of		Portfolios	Other
		Office		in Fund	Directorships
		and		Complex**	Held by
	Position(s)	Length of	Principal	Overseen by	Independent
Name, Address and Year of	Held	Time	Occupation(s) During	Independent	Trustees During
Birth of Independent Trustees	with Trust	Served*	the Past 5 Years	Trustees	the Past 5 Years

Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	224	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Governing Council Member (2016-Present) and Chair of Education Committee (2017-2021), Independent Directors Council (IDC); Council Member, New York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Advisory Board Director, The Alberleen Group LLC (2012-2021); Board Member, 100 Women in Finance (2015-2020); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

126

Trustees and Officers–(continued)

Number of
		Term of		Portfolios	Other
		Office		in Fund	Directorships
		and		Complex**	Held by
	Position(s)	Length of	Principal	Overseen by	Independent
Name, Address and Year of	Held	Time	Occupation(s) During	Independent	Trustees During
Birth of Independent Trustees	with Trust	Served*	the Past 5 Years	Trustees	the Past 5 Years

Gary R. Wicker–1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	224	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson–1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Board and Trustee	Chair since 2012; Trustee since 2006	Chair, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chair and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chair, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank–Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	224	Director, Penfield Children’s Center (2004-Present); Board Chair, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

127

Trustees and Officers–(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below:

Number of
		Term of		Portfolios	Other
		Office		in Fund	Directorships
		and		Complex**	Held by
	Position(s)	Length of	Principal	Overseen by	Interested
Name, Address and Year of Birth	Held	Time	Occupation(s) During	Interested	Trustee During
of Interested Trustee	with Trust	Served*	the Past 5 Years	Trustee	the Past 5 Years

Anna Paglia–1974 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Trustee, President and Principal Executive Officer	Trustee since 2022, President and Principal Executive Officer since 2020	President and Principal Executive Officer (2020-Present) and Trustee (2022-Present), Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); Vice President, Invesco Indexing LLC (2020-Present); formerly, Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015- 2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).	224	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

128

Trustees and Officers–(continued)

	Position(s)	Length of	Principal
Name, Address and Year of Birth	Held	Time	Occupation(s) During
of Executive Officers	with Trust	Served*	the Past 5 Years

Adrien Deberghes–1967 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO, Fund Administration and Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial Officer, Treasurer and Vice President, The Invesco Funds (2020-Present); formerly, Senior Vice President and Treasurer, Fidelity Investments (2008-2020).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds; Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital Management LLC (2013-2018).

Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, The Invesco Funds (2014-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2020-Present); Assistant Secretary, Invesco Investment Advisers LLC (2020-Present); formerly, Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

129

Trustees and Officers–(continued)

	Position(s)	Length of	Principal
Name, Address and Year of Birth	Held	Time	Occupation(s) During
of Executive Officers	with Trust	Served*	the Past 5 Years

Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Michael McMaster–1962 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Chief Tax Officer	Since 2020	Vice President and Head of Global Fund Services Tax, Invesco Advisers, Inc. (2020-Present); Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds (2020-Present); Assistant Treasurer, Invesco Capital Management LLC (2020-Present); Chief Tax Officer and Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Treasurer, Invesco Specialized Products, LLC (2020-Present); formerly, Senior Vice President, Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS) (2007-2020).

Sheri Morris–1964 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2020-Present) and Vice President, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Treasurer (2008-2020), Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange- Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Treasurer, Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Vice President, Invesco Advisers, Inc. (2009-2020).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

130

Trustees and Officers–(continued)

	Position(s)	Length of	Principal
Name, Address and Year of Birth	Held	Time	Occupation(s) During
of Executive Officers	with Trust	Served*	the Past 5 Years

Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

131

Approval of Investment Advisory Contracts

At a meeting held on April 6, 2022, the Board of Trustees of the Invesco Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following 25 series (each, a “Fund” and collectively, the “Funds”):

Invesco Dow Jones Industrial Average Dividend ETF	Invesco S&P 500® Equal Weight Real Estate ETF
Invesco NASDAQ Internet ETF	Invesco S&P 500® Equal Weight Technology ETF
Invesco Raymond James SB-1 Equity ETF	Invesco S&P 500® Equal Weight Utilities ETF
Invesco S&P 500 BuyWrite ETF	Invesco S&P 500® Pure Growth ETF
Invesco S&P 500® Equal Weight Communications Services ETF	Invesco S&P 500® Pure Value ETF
Invesco S&P 500® Equal Weight Consumer Discretionary ETF	Invesco S&P 500® Top 50 ETF
Invesco S&P 500® Equal Weight Consumer Staples ETF	Invesco S&P MidCap 400® Equal Weight ETF
Invesco S&P 500® Equal Weight Energy ETF	Invesco S&P MidCap 400® Pure Growth ETF
Invesco S&P 500® Equal Weight ETF	Invesco S&P MidCap 400® Pure Value ETF
Invesco S&P 500® Equal Weight Financials ETF	Invesco S&P SmallCap 600® Equal Weight ETF
Invesco S&P 500® Equal Weight Health Care ETF	Invesco S&P SmallCap 600® Pure Growth ETF
Invesco S&P 500® Equal Weight Industrials ETF	Invesco S&P SmallCap 600® Pure Value ETF
Invesco S&P 500® Equal Weight Materials ETF

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s oversight of execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2021, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchase by Invesco of the exchange-traded funds (“ETFs”) business of Guggenheim Capital LLC (“Guggenheim”) (the “Transaction”) and that each such Fund’s performance prior to the closing of the Transaction on April 6, 2018 or May 18, 2018 is that of its predecessor Guggenheim ETF. The Trustees noted that, for each applicable period, the correlation and tracking error for each Fund were within the targeted range set forth in the Trust’s registration statement. The Trustees concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee. The Trustees noted that the annual advisory fee charged to each Fund, as set forth below, is a unitary advisory fee and that the Adviser pays all other operating expenses of each Fund, except that each Fund pays its brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses, costs incurred in connection with proxies (except certain proxies) and other extraordinary expenses:

132

Approval of Investment Advisory Contracts–(continued)

●	0.07% of the Fund’s average daily net assets for Invesco Dow Jones Industrial Average Dividend ETF;

●	0.20% of the Fund’s average daily net assets for each of Invesco S&P 500® Equal Weight ETF and Invesco S&P 500® Top 50 ETF;

●

0.35% of the Fund’s average daily net assets for each of Invesco S&P 500® Pure Growth ETF, Invesco S&P 500® Pure Value ETF, Invesco S&P MidCap 400® Pure Growth ETF, Invesco S&P MidCap 400® Pure Value ETF, Invesco S&P SmallCap 600® Pure Growth ETF and Invesco S&P SmallCap 600® Pure Value ETF;

●	0.49% of the Fund’s average daily net assets for Invesco S&P 500 BuyWrite ETF;

●	0.60% of the Fund’s average daily net assets for Invesco NASDAQ Internet ETF;

●	0.75% of the Fund’s average daily net assets for Invesco Raymond James SB-1 Equity ETF; and

●	0.40% of the Fund’s average daily net assets for each other Fund.

The Trustees compared each Fund’s net expense ratio to information compiled by the Adviser from Lipper Inc. (“Lipper”) databases on the net expense ratios of comparable ETFs, open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds. The Trustees noted that a portion of each Fund’s operating expenses was attributable to a sub-license fee payable out of the unitary advisory fee charged to that Fund.

	Equal	Equal to/Lower	Lower than
	to/Lower	than Open-End	Open-End
	than ETF	Index Fund	Active Fund
Invesco Fund	Peer Median	Peer Median	Peer Median

Invesco Dow Jones Industrial Average Dividend ETF	X	X	X

Invesco NASDAQ Internet ETF			X

Invesco Raymond James SB-1 Equity ETF			X

Invesco S&P 500 BuyWrite ETF	X	X	X

Invesco S&P 500® Equal Weight Communication Services ETF	X		X

Invesco S&P 500® Equal Weight Consumer Discretionary ETF	X		X

Invesco S&P 500® Equal Weight Consumer Staples ETF	X		X

Invesco S&P 500® Equal Weight Energy ETF	X		X

Invesco S&P 500® Equal Weight ETF	X	X	X

Invesco S&P 500® Equal Weight Financials ETF	X		X

Invesco S&P 500® Equal Weight Health Care ETF	X		X

Invesco S&P 500® Equal Weight Industrials ETF	X		X

Invesco S&P 500® Equal Weight Materials ETF	X		X

Invesco S&P 500® Equal Weight Real Estate ETF	X		X

Invesco S&P 500® Equal Weight Technology ETF	X		X

Invesco S&P 500® Equal Weight Utilities ETF	X	X	X

Invesco S&P 500® Pure Growth ETF	X	X	X

Invesco S&P 500® Pure Value ETF			X

Invesco S&P 500® Top 50 ETF	X		X

Invesco S&P MidCap 400® Equal Weight ETF			X

Invesco S&P MidCap 400® Pure Growth ETF			X

Invesco S&P MidCap 400® Pure Value ETF		X	X

Invesco S&P SmallCap 600® Equal Weight ETF			X

Invesco S&P SmallCap 600® Pure Growth ETF			X

Invesco S&P SmallCap 600® Pure Value ETF		X	X

133

Approval of Investment Advisory Contracts–(continued)

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding Invesco Raymond James SB-1 Equity ETF’s advisory fee and total expenses and the Lipper peer data. The Adviser explained its view that the advisory fee and total expenses for the Fund are competitive and generally in line with other comparable funds in the marketplace, particularly in light of the level and nature of services provided and the investment management style of the Adviser. The Trustees also considered the Adviser’s statements regarding its pricing philosophy and the differing pricing philosophy of certain of the peers.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have an investment strategy comparable to one of the Funds. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

Based on all of the information provided, the Board concluded that each Fund’s unitary advisory fee was reasonable and appropriate in light of the services provided, the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of the unitary advisory fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size and unitary advisory fee. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds. The Trustees considered whether the unitary advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund and concluded that the unitary advisory fee was reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser does not have any soft-dollar arrangements. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees, advisory fees for money market cash management vehicles and fees as the Funds’ direct securities lending agent. The Trustees also considered that Invesco Distributors, Inc., an affiliate of the Adviser, serves as each Fund’s distributor and is paid a distribution fee by the Adviser. The Board concluded that each Fund’s unitary advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

134

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2022 Invesco Capital Management LLC 3500 Lacey Road, Suite 700
Downers Grove, IL 60515	P-TRST1-AR-2	invesco.com/ETFs

Invesco Annual Report to Shareholders April 30, 2022
RPG	Invesco S&P 500® Pure Growth ETF
RPV	Invesco S&P 500® Pure Value ETF
XLG	Invesco S&P 500® Top 50 ETF
RFG	Invesco S&P MidCap 400® Pure Growth ETF
RFV	Invesco S&P MidCap 400® Pure Value ETF
RZG	Invesco S&P SmallCap 600® Pure Growth ETF
RZV	Invesco S&P SmallCap 600® Pure Value ETF

2

The Market Environment

Domestic Equity

The US stock market hit new highs in the second quarter of 2021, despite higher volatility stemming from inflation concerns and the potential for rising interest rates. Investors remained optimistic about the strength of the economic recovery after the US gross domestic product (GDP) grew at a 6.4% annualized rate for the first quarter of 2021.1 Corporate earnings also remained strong as the majority of S&P 500 companies beat Wall Street earnings forecasts. US equity markets continued to move higher in July 2021 despite inflation concerns and increasing COVID-19 infection rates due to the rapidly spreading Delta variant. Despite the Consumer Price Index (CPI) increasing monthly from June through September,2 the US Federal Reserve (the Fed) declined to raise interest rates at its September Federal Open Market Committee meeting. The US stock market saw continued volatility in August 2021 and a selloff through most of September due to increasing concerns of inflation due to a spike in oil prices and supply chain shortages causing rising costs.

Equity markets were volatile in the fourth quarter of 2021 amid record inflation and the emergence of a new COVID-19 variant. Pandemic-related supply chain disruptions and labor shortages intensified during the quarter, resulting in broadly higher input costs for companies and consumers alike. Additionally, the price of oil (West Texas Intermediate) rose to nearly $85 per barrel in October,3 causing higher gas prices for consumers and pushing energy stocks higher. The CPI reported for November increased 0.8%, resulting in a 6.8% increase over the last 12 months, the highest since 1982.2 To combat inflation, the Fed announced a faster pace of tapering at its December meeting, pledging to end its asset purchase program by March 2022. The Fed also announced the potential for three interest rate increases in 2022. With solid corporate earnings and optimism about the COVID-19 Omicron variant reporting milder symptoms, stocks rallied at 2021 year-end.

Equity markets declined in the first quarter of 2022 amid volatility sparked by Russia’s invasion of Ukraine, rising commodity prices, rampant global inflation and the Fed’s shift toward tighter monetary policy. Russia’s invasion exacerbated inflationary pressures, disrupting already strained supply chains and increasing shortages of oil, gas and raw materials. The price of oil rose sharply, with crude prices reaching their highest price per barrel since 2008.3 The CPI rose by 7.9% for the 12 months ended February 28, 2022 the largest 12-month increase since 1982.2 To combat inflation, the Fed raised the federal funds rate by one-quarter percentage point in March, with several more rate increases expected in 2022. As the war in Ukraine continued and corporate earnings in high-profile names, like Netflix reported slowing growth and profits, equity markets sold off for much of the month of April 2022. In this environment, US stocks had flat returns for the fiscal year ended April 30, 2022, of 0.21%, as measured by the S&P 500 Index.4

[1]	Source: US Bureau of Economic Analysis
[2]	Source: US Bureau of Labor Statistics
[3]	Source: Bloomberg L.P.
[4]	Source: Lipper Inc.

3

RPG	Management’s Discussion of Fund Performance
Invesco S&P 500® Pure Growth ETF (RPG)

As an index fund, the Invesco S&P 500® Pure Growth ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Pure Growth Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of a subset of securities from the S&P 500® Index (the “Parent Index”) that exhibit strong growth characteristics. First, each security in the Parent Index is assigned two “style scores”— one for growth and one for value—based on the characteristics of the issuer. The “growth score” is measured using three factors: three-year sales per share growth rate, the three-year ratio of earnings per share change to price per share, and momentum (the 12-month percentage change in price). The “value score” is measured using three other factors: book-value-to-price ratio, earnings-to-price ratio, and sales-to-price ratio. The securities in the Parent Index are ranked based on their scores.

Unlike other style indices that may contain all securities within the Parent Index, including overlapping constituents that exhibit both growth and value characteristics, the Index is narrower in focus and excludes any overlapping securities demonstrating both growth and value characteristics. The Index uses a “style- attractiveness weighting” scheme, such that securities demonstrating the strongest growth characteristics receive proportionally greater weights. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2022, on a market price basis, the Fund returned (8.10)%. On a net asset value (“NAV”) basis, the Fund returned (8.08)%. During the same time period, the Index returned (7.76)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period. During this same time period, the S&P 500® Growth Index returned (3.23)%.

For the fiscal year ended April 30, 2022, the energy sector contributed most significantly to the Fund’s return, followed by the materials sector. The financials sector detracted most significantly from the Fund’s return during this period, followed by the communication services and consumer discretionary sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2022, included Devon Energy Corp., an energy company (portfolio average weight of 0.79%) and NVIDIA Corp., an information technology company (portfolio average weight of 2.56%). Positions that detracted most significantly from the Fund’s return during this period included Moderna, Inc., a health care company (portfolio average weight of 0.76%) and EPAM Systems, Inc., an information technology company (portfolio average weight of 0.64%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2022
Information Technology	35.08
Health Care	17.10
Consumer Discretionary	14.15
Financials	12.16
Industrials	6.28
Energy	5.64
Communication Services	4.04
Utilities	3.36
Real Estate	2.19
Money Market Funds Plus Other Assets Less Liabilities	0.00

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2022
Security
NRG Energy, Inc.	3.36
Fortinet, Inc.	3.22
Diamondback Energy, Inc.	2.97
Tesla, Inc.	2.91
Devon Energy Corp.	2.67
Goldman Sachs Group, Inc. (The)	2.64
SVB Financial Group	2.54
Discover Financial Services	2.48
Enphase Energy, Inc.	2.46
Eli Lilly and Co.	2.46
Total	27.71

*	Excluding money market fund holdings.

4

Invesco S&P 500® Pure Growth ETF (RPG) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2022

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
S&P 500® Pure Growth Index	(7.76)%	10.90%	36.40%	12.60%	81.03%	13.51%	255.06%	10.93%	434.41%
S&P 500® Growth Index	(3.23)	15.64	54.64	16.31	112.87	15.26	313.83	11.31	465.35
Fund
NAV Return	(8.08)	10.51	34.97	12.20	77.80	13.10	242.56	10.53	404.52
Market Price Return	(8.10)	10.51	34.97	12.21	77.86	13.09	242.24	10.53	404.57

Guggenheim S&P 500® Pure Growth ETF (the “Predecessor Fund”) Inception: March 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

5

RPV	Management’s Discussion of Fund Performance
Invesco S&P 500® Pure Value ETF (RPV)

As an index fund, the Invesco S&P 500® Pure Value ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Pure Value Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of a subset of securities from the S&P 500® Index (the “Parent Index”) that exhibit strong value characteristics. First, each security in the Parent Index is assigned two “style scores”—one for value and one for growth—based on the characteristics of the issuer. The “value score” is measured using three factors: book-value-to-price ratio, earnings-to-price ratio, and sales-to-price ratio. The “growth score” is measured using three other factors: three-year sales per share growth rate, the three-year ratio of earnings per share change to price per share, and momentum (the 12- month percentage change in price). The securities in the Parent Index are ranked based on their scores. Unlike other style indices that may contain all securities within the Parent Index, including overlapping constituents that exhibit both growth and value characteristics, the Index is narrower in focus and excludes any overlapping securities demonstrating both value and growth characteristics. The Index uses a “style-attractiveness weighting” scheme, such that securities demonstrating the strongest value characteristics receive proportionally greater weights. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2022, on a market price basis, the Fund returned 8.06%. On a net asset value (“NAV”) basis, the Fund returned 8.13%. During the same time period, the Index returned 8.52%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period. During this same time period, the S&P 500® Value Index returned 3.25%.

For the fiscal year ended April 30, 2022, the energy sector contributed most significantly to the Fund’s return followed by the financials and materials sectors, respectively. The communication services sector detracted most significantly from the Fund’s return, followed by the consumer discretionary and information technology sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2022, included Ford Motor Co., a consumer discretionary company (portfolio average weight of 1.73%) and Mosaic Co., a materials company (portfolio average weight of 1.08%). Positions that detracted most significantly from the Fund’s return during this period included Invesco Ltd., a financials company (portfolio average weight of 1.37%) and

General Motors Co., a consumer discretionary company (portfolio average weight of 1.16%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2022
Financials	29.94
Health Care	11.58
Consumer Staples	10.64
Energy	9.33
Materials	8.21
Communication Services	7.08
Consumer Discretionary	6.67
Utilities	6.22
Industrials	5.39
Information Technology	4.40
Real Estate	0.47
Money Market Funds Plus Other Assets Less Liabilities	0.07

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2022
Security
Berkshire Hathaway, Inc., Class B	2.31
Archer-Daniels-Midland Co.	2.00
Cigna Corp.	1.98
Prudential Financial, Inc.	1.97
Marathon Petroleum Corp.	1.91
Valero Energy Corp.	1.89
WestRock Co.	1.87
Mosaic Co. (The)	1.83
MetLife, Inc.	1.78
Allstate Corp. (The)	1.74
Total	19.28

*	Excluding money market fund holdings.

6

Invesco S&P 500® Pure Value ETF (RPV) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P 500® Pure Value Index	8.52%	9.99%	33.07%	9.50%	57.46%	12.77%	232.50%	9.11%	309.07%
S&P 500® Value Index	3.25	10.74	35.80	10.05	61.42	11.49	196.66	7.61	227.11
Fund
NAV Return	8.13	9.73	32.12	9.19	55.21	12.40	221.80	8.69	284.34
Market Price Return	8.06	9.71	32.06	9.19	55.24	12.42	222.56	8.69	284.39

Guggenheim S&P 500® Pure Value ETF (the “Predecessor Fund”) Inception: March 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

7

XLG	Management’s Discussion of Fund Performance
Invesco S&P 500® Top 50 ETF (XLG)

As an index fund, the Invesco S&P 500® Top 50 ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Top 50 Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which consists of the 50 largest companies in the S&P 500® Index based on float-adjusted market capitalization. The Index’s components are weighted by float-adjusted market capitalization. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2022, on a market price basis, the Fund returned 1.12%. On a net asset value (“NAV”) basis, the Fund returned 1.21%. During the same time period, the Index returned 1.40%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 100® Index (the “Benchmark Index”) returned 0.26%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 100 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of major blue-chip companies.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an index that employs a different stock universe selection process.

Relative to the Benchmark Index, the Fund was most overweight in the information technology sector and most underweight in the industrials sector during the fiscal year ended April 30, 2022. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s underweight allocation to, and security selection within, the industrials sector.

For the fiscal year ended April 30, 2022, the health care sector contributed most significantly to the Fund’s return, followed by the information technology and consumer staples sectors, respectively. The communication services sector detracted most significantly from the Fund’s return, followed by the consumer discretionary and financials sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2022, included Apple, Inc., an information technology company, (portfolio average weight of

11.82%) and Microsoft Corp., an information technology company (portfolio average weight of 10.92%). Positions that detracted most significantly from the Fund’s return during this period included Amazon.com, Inc., a consumer discretionary company (portfolio average weight of 7.06%) and Meta Platforms Inc., Class A, a communication services company (portfolio average weight of 3.63%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2022
Information Technology	38.50
Health Care	14.28
Communication Services	13.83
Consumer Discretionary	13.25
Consumer Staples	7.92
Financials	7.83
Energy	3.55
Industrials	0.80
Money Market Funds Plus Other Assets Less Liabilities	0.04

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2022
Security
Apple, Inc.	13.08
Microsoft Corp.	11.13
Amazon.com, Inc.	5.82
Tesla, Inc.	3.90
Alphabet, Inc., Class A	3.67
Alphabet, Inc., Class C	3.42
Berkshire Hathaway, Inc., Class B	3.16
UnitedHealth Group, Inc.	2.56
Johnson & Johnson	2.54
NVIDIA Corp.	2.48
Total	51.76

*	Excluding money market fund holdings.

8

Invesco S&P 500® Top 50 ETF (XLG) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—S&P 500® Top 50 Index	1.40%	15.76%	55.11%	15.27%	103.51%	14.23%	278.28%	9.87%	394.97%
S&P 100® Index	0.26	14.87	51.58	14.37	95.68	13.81	264.65	9.76	386.77
Fund
NAV Return	1.21	15.54	54.23	15.05	101.56	13.99	270.46	9.66	378.89
Market Price Return	1.12	15.51	54.13	15.03	101.42	13.99	270.33	9.65	378.61

Guggenheim S&P 500® Top 50 ETF (the “Predecessor Fund”) Inception: May 4, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.20% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities.

Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes	Regarding Indexes and Fund Performance History:

-

The Blended—S&P 500® Top 50 Index performance is comprised of the performance of the Russell Top 50® Mega Cap Index, the Fund’s previous underlying index, prior to the conversion date, January 26, 2016, followed by the performance of the Index, starting from the conversion date through April 30, 2022.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

9

RFG	Management’s Discussion of Fund Performance
Invesco S&P MidCap 400® Pure Growth ETF (RFG)

As an index fund, the Invesco S&P MidCap 400® Pure Growth ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P MidCap 400® Pure Growth Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of a subset of securities from the S&P MidCap 400® Index (the “Parent Index”) that exhibit strong growth characteristics. First, each security in the Parent Index is assigned two “style scores”—one for growth and one for value—based on the characteristics of the issuer. The “growth score” is measured using three factors: three-year sales per share growth rate, three-year ratio of earnings per share change to price per share, and momentum (the 12-month percentage change in price). The “value score” is measured using three other factors: book-value- to-price ratio, earnings-to-price ratio, and sales-to-price ratio. The securities in the Parent Index are ranked based on their scores.

Unlike other style indices that may contain all securities within the Parent Index, including overlapping constituents that exhibit both growth and value characteristics, the Index is narrower in focus and excludes any overlapping securities demonstrating both growth and value characteristics. The Index uses a “style-attractiveness weighting” scheme, such that securities demonstrating the strongest growth characteristics receive proportionally greater weights. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2022, on a market price basis, the Fund returned (18.21)%. On a net asset value (“NAV”) basis, the Fund returned (18.15)%. During the same time period, the Index returned (17.87)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period. During this same time period, the S&P MidCap 400® Growth Index returned (11.65)%.

For the fiscal year ended April 30, 2022, the energy sector was the only sector to contribute to the Fund’s return. The consumer discretionary sector detracted most significantly from the Fund’s performance during this period, followed by the health care and financials sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2022, included Steel Dynamics, Inc., a materials company (portfolio average weight of 0.78%) and Cleveland-Cliffs, Inc., a materials company (portfolio average weight of 1.78%). Positions that detracted most significantly from the Fund’s return during the period included Boston Beer Co., Inc.,

Class A, a consumer staples company (no longer held at fiscal year-end) and STAAR Surgical Co., a health care company (portfolio average weight of 0.64%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2022
Consumer Discretionary	18.48
Financials	17.56
Materials	14.00
Information Technology	12.61
Industrials	12.51
Health Care	11.85
Energy	9.47
Sector Types Each Less Than 3%	3.49
Money Market Funds Plus Other Assets Less Liabilities	0.03

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2022
Security
Cleveland-Cliffs, Inc.	3.49
Louisiana-Pacific Corp.	2.92
Steel Dynamics, Inc.	2.80
Navient Corp.	2.76
SLM Corp.	2.65
Concentrix Corp.	2.46
Dick’s Sporting Goods, Inc.	2.36
Jefferies Financial Group, Inc.	2.25
Matador Resources Co.	2.10
Mimecast Ltd.	2.09
Total	25.88

*	Excluding money market fund holdings.

10

Invesco S&P MidCap 400® Pure Growth ETF (RFG) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P MidCap 400® Pure Growth Index	(17.87)%	7.70%	24.92%	6.97%	40.09%	8.47%	125.45%	8.93%	298.66%
S&P MidCap 400® Growth Index	(11.65)	9.26	30.42	9.29	55.93	11.10	186.53	9.34	323.47
Fund
NAV Return	(18.15)	7.48	24.15	6.70	38.28	8.16	119.14	8.60	279.59
Market Price Return	(18.21)	7.42	23.94	6.68	38.19	8.15	118.96	8.60	279.30

Guggenheim S&P MidCap 400® Pure Growth ETF (the “Predecessor Fund”) Inception: March 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

11

RFV	Management’s Discussion of Fund Performance
Invesco S&P MidCap 400® Pure Value ETF (RFV)

As an index fund, the Invesco S&P MidCap 400® Pure Value ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P MidCap 400® Pure Value Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of a subset of securities from the S&P MidCap 400® Index (the “Parent Index”) that exhibit strong value characteristics. First, each security in the Parent Index is assigned two “style scores”—one for value and one for growth—based on the characteristics of the issuer. The “value score” is measured using three factors: book-value-to-price ratio, earnings-to-price ratio, and sales-to-price ratio. The “growth score” is measured using three other factors: three-year sales per share growth rate, the three-year ratio of earnings per share change to price per share, and momentum (the 12-month percentage change in price). The securities in the Parent Index are ranked based on their scores.

Unlike other style indices that may contain all securities within the Parent Index, including overlapping constituents that exhibit both growth and value characteristics, the Index is narrower in focus and excludes any overlapping securities demonstrating growth characteristics. The Index uses a “style-attractiveness weighting” scheme, such that securities demonstrating the strongest value characteristics receive proportionally greater weights. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2022, on a market price basis, the Fund returned (2.56)%. On a net asset value (“NAV”) basis, the Fund returned (2.28)%. During the same time period, the Index returned (1.93)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period. During this same time period, the S&P MidCap 400® Value Index returned (2.30)%.

For the fiscal year ended April 30, 2022, the materials sector contributed most significantly to the Fund’s return, followed by the financials and energy sectors, respectively. The consumer discretionary sector detracted most significantly from the Fund’s performance during this period, followed by the industrials and information technology sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2022, included United States Steel Corp., a materials company (portfolio average weight of 1.38%) and Commercial Metals Co., a materials company (portfolio average weight of 1.99%). Positions that detracted most significantly from the Fund’s return during this period included Foot Locker, Inc., a consumer discretionary company (portfolio average weight of 1.35%) and Dana, Inc., a consumer discretionary company (portfolio average weight of 1.36%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2022
Financials	27.86
Consumer Discretionary	21.44
Industrials	12.87
Materials	10.95
Information Technology	9.82
Consumer Staples	5.17
Utilities	4.53
Energy	4.17
Sector Types Each Less Than 3%	3.09
Money Market Funds Plus Other Assets Less Liabilities	0.10

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2022
Security
United States Steel Corp.	3.02
Unum Group	2.96
HF Sinclair Corp.	2.59
Avnet, Inc.	2.52
Reinsurance Group of America, Inc.	2.33
Kohl’s Corp.	1.98
Commercial Metals Co.	1.93
Alleghany Corp.	1.91
CNO Financial Group, Inc.	1.90
Xerox Holdings Corp.	1.82
Total	22.96

*	Excluding money market fund holdings.

12

Invesco S&P MidCap 400® Pure Value ETF (RFV) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P MidCap 400® Pure Value Index	(1.93)%	11.39%	38.21%	9.85%	59.95%	11.77%	204.23%	8.92%	297.76%
S&P MidCap 400® Value Index	(2.30)	9.91	32.76	8.87	52.96	11.39	194.14	8.56	276.94
Fund
NAV Return	(2.28)	11.09	37.11	9.54	57.73	11.41	194.52	8.53	275.25
Market Price Return	(2.56)	10.97	36.65	9.51	57.49	11.38	193.91	8.51	274.43

Guggenheim S&P MidCap 400® Pure Value ETF (the “Predecessor Fund”) Inception: March 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

13

RZG	Management’s Discussion of Fund Performance
Invesco S&P SmallCap 600® Pure Growth ETF (RZG)

As an index fund, the Invesco S&P SmallCap 600® Pure Growth ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Pure Growth Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”), compiles, maintains and calculates the Index, which is composed of a subset of securities from the S&P SmallCap 600® Index (the “Parent Index”) that exhibit strong growth characteristics. First, each security in the Parent Index is assigned two “style scores”—one for growth and one for value—based on the characteristics of the issuer. The “growth score” is measured using three factors: three-year sales per share growth rate, three-year ratio of earnings per share change to price per share, and momentum (the 12-month percentage change in price). The “value score” is measured using three other factors: book- value- to-price ratio, earnings-to-price ratio, and sales-to-price ratio. The securities in the Parent Index are ranked based on their scores.

Unlike other style indices that may contain all securities within the Parent Index, including overlapping constituents that exhibit both growth and value characteristics, the Index is narrower in focus and excludes any overlapping securities demonstrating both growth and value characteristics. The Index uses a “style-attractiveness weighting” scheme, such that securities demonstrating the strongest growth characteristics receive proportionally greater weights. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2022, on a market price basis, the Fund returned (21.68)%. On a net asset value (“NAV”) basis, the Fund returned (21.63)%. During the same time period, the Index returned (21.44)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, which were partially offset by income received from the securities lending program in which the Fund participates. During this same time period, the S&P SmallCap 600® Growth Index returned (12.36)%.

For the fiscal year ended April 30, 2022, the energy sector contributed most significantly to the Fund’s return, followed by the real estate sector. The health care sector detracted most significantly from the Fund’s return during this period, followed by the consumer discretionary and financials sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2022, included Civitas Resources, Inc., an energy company (portfolio average weight of 1.55%) and Stamps.com, Inc., an industrials company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included OptimizeRx Corp., a health care company (portfolio average weight of 0.65%) and B. Riley Financial, Inc., a financials company (portfolio average weight of 0.64%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2022
Financials	22.30
Health Care	19.76
Information Technology	14.38
Consumer Discretionary	14.36
Industrials	11.29
Consumer Staples	7.43
Energy	4.72
Real Estate	3.59
Sector Types Each Less Than 3%	2.13
Money Market Funds Plus Other Assets Less Liabilities	0.04

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2022
Security
Vir Biotechnology, Inc.	1.92
Encore Wire Corp.	1.68
Dorian LPG Ltd.	1.62
Fulgent Genetics, Inc.	1.48
Customers Bancorp, Inc.	1.47
First Bancorp	1.45
Innoviva, Inc.	1.41
B. Riley Financial, Inc.	1.40
Kulicke & Soffa Industries, Inc.	1.32
United Natural Foods, Inc.	1.31
Total	15.06

*	Excluding money market fund holdings.

14

Invesco S&P SmallCap 600® Pure Growth ETF (RZG) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2022

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
S&P SmallCap 600® Pure Growth Index	(21.44)%	3.32%	10.28%	4.83%	26.60%	9.48%	147.31%	8.14%	254.48%
S&P SmallCap 600® Growth Index	(12.36)	8.26	26.88	9.10	54.56	11.96	209.41	9.34	323.19
Fund
NAV Return	(21.63)	2.96	9.15	4.49	24.56	9.15	140.06	7.85	239.09
Market Price Return	(21.68)	2.92	9.03	4.50	24.64	9.14	139.86	7.84	238.65

Guggenheim S&P SmallCap 600® Pure Growth ETF (the “Predecessor Fund”) Inception: March 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

15

RZV	Management’s Discussion of Fund Performance
Invesco S&P SmallCap 600® Pure Value ETF (RZV)

As an index fund, the Invesco S&P SmallCap 600® Pure Value ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Pure Value Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”), compiles, maintains and calculates the Index, which is composed of a subset of securities from the S&P SmallCap 600® Index (the “Parent Index”) that exhibit strong value characteristics. First, each security in the Parent Index is assigned two “style scores”—one for value and one for growth—based on the characteristics of the issuer. The “value score” is measured using three factors: book-value-to-price ratio, earnings-to-price ratio, and sales-to-price ratio. The “growth score” is measured using three other factors: three-year sales per share growth rate, the three-year ratio of earnings per share change to price per share, and momentum (the 12-month percentage change in price). The securities in the Parent Index are ranked based on their scores.

Unlike other style indices that may contain all securities within the Parent Index, including overlapping constituents that exhibit both growth and value characteristics, the Index is narrower in focus and excludes any overlapping securities demonstrating both value and growth characteristics. The Index uses a “style-attractiveness weighting” scheme, such that securities demonstrating the strongest value characteristics receive proportionally greater weights. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2022, on a market price basis, the Fund returned 4.08%. On a net asset value (“NAV”) basis, the Fund returned 4.11%. During the same time period, the Index returned 4.50%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period. During this same time period, the S&P SmallCap 600® Value Index returned (4.69)%.

For the fiscal year ended April 30, 2022, the energy sector contributed most significantly to the Fund’s return, followed by the industrials and materials sectors, respectively. The consumer discretionary sector detracted most significantly from the Fund’s return during this period, followed by the real estate and information technology sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2022, included Veritiv Corp., an industrials company (portfolio average weight of 2.41%) and CONSOL Energy, Inc., an energy company (portfolio average weight of 1.87%). Positions that detracted most significantly from the Fund’s return during this period included Loyalty Ventures, Inc., a communication services company (portfolio average weight of 0.24%) and Aaron’s Co., Inc. (The), a consumer discretionary company (portfolio average weight of 1.31%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2022
Consumer Discretionary	20.04
Financials	18.41
Industrials	16.51
Materials	13.47
Consumer Staples	9.08
Energy	8.73
Information Technology	7.46
Sector Types Each Less Than 3%	6.24
Money Market Funds Plus Other Assets Less Liabilities	0.06

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2022
Security
Olympic Steel, Inc.	1.89
PBF Energy, Inc., Class A	1.55
Andersons, Inc. (The)	1.51
Mercer International, Inc.	1.49
TimkenSteel Corp.	1.48
Seneca Foods Corp., Class A	1.46
SpartanNash Co.	1.44
Kelly Services, Inc., Class A	1.38
United Fire Group, Inc.	1.35
SunCoke Energy, Inc.	1.32
Total	14.87

*	Excluding money market fund holdings.

16

Invesco S&P SmallCap 600® Pure Value ETF (RZV) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P SmallCap 600® Pure Value Index	4.50%	12.15%	41.04%	7.61%	44.32%	10.19%	163.90%	6.96%	196.52%
S&P SmallCap 600® Value Index	(4.69)	9.54	31.42	8.44	49.95	11.45	195.63	8.18	256.41
Fund
NAV Return	4.11	11.83	39.84	7.32	42.38	9.88	156.45	6.70	185.26
Market Price Return	4.08	11.80	39.76	7.38	42.77	9.85	155.86	6.70	185.42

Guggenheim S&P SmallCap 600® Pure Value ETF (the “Predecessor Fund”) Inception: March 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

17

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Funds have adopted and implemented a liquidity risk management program (the “Program”). The Program is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that the Funds could not meet redemption requests without significant dilution of remaining investors’ interests in the Funds. The Board of Trustees of the Funds (the “Board”) has appointed Invesco Capital Management LLC (“Invesco”), the Funds’ investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco and its affiliates.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Funds’ liquidity risk that takes into account, as relevant to the Funds’ liquidity risk: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements; (4) the relationship between the Funds’ portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (5) the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio. The Liquidity Rule also requires the classification of each Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. Each Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, a Fund may not acquire an investment if, immediately after the acquisition, over 15% of such Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of such Fund’s assets.

At a meeting held on March 15, 2022, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2021 through December 31, 2021 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus pandemic on the Funds and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

●	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Funds’ liquidity risk and was operated effectively to achieve that goal;

●	Each Fund’s investment strategy remained appropriate for an open-end fund;

●	Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

●	The Funds did not breach the 15% limit on Illiquid Investments; and

●	The Funds primarily held Highly Liquid Investments and therefore have not adopted an HLIM.

18

Invesco S&P 500® Pure Growth ETF (RPG)

April 30, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.00%
Communication Services-4.04%
Alphabet, Inc., Class A(b)	11,995	$27,374,869
Alphabet, Inc., Class C(b)	11,142	25,619,135
Meta Platforms, Inc., Class A(b)	123,154	24,688,683
Netflix, Inc.(b)	75,901	14,448,514

		92,131,201

Consumer Discretionary-14.15%
Amazon.com, Inc.(b)	9,888	24,577,909
AutoZone, Inc.(b)	23,449	45,853,816
Etsy, Inc.(b)(c)	292,392	27,248,011
Lowe’s Cos., Inc.	176,111	34,822,428
O’Reilly Automotive, Inc.(b)	59,927	36,348,722
Pool Corp.	100,193	40,600,207
Tesla, Inc.(b)	76,307	66,445,083
Tractor Supply Co.	233,695	47,077,858

		322,974,034

Energy-5.64%
Devon Energy Corp.	1,045,356	60,808,359
Diamondback Energy, Inc.	537,367	67,831,836

		128,640,195

Financials-12.16%
Discover Financial Services	502,986	56,565,805
First Republic Bank	205,717	30,697,091
Goldman Sachs Group, Inc. (The)	197,224	60,249,960
MSCI, Inc.	57,591	24,260,209
Signature Bank	197,160	47,762,010
SVB Financial Group(b)	118,942	58,000,877

		277,535,952

Health Care-17.10%
Align Technology, Inc.(b)	66,293	19,219,004
Bio-Techne Corp.	71,901	27,300,091
Charles River Laboratories International, Inc.(b)	114,416	27,632,608
DexCom, Inc.(b)	132,249	54,034,296
Eli Lilly and Co.	191,899	56,059,455
Moderna, Inc.(b)	317,080	42,618,723
PerkinElmer, Inc.	289,381	42,426,148
Regeneron Pharmaceuticals, Inc.(b)	80,060	52,768,346
Thermo Fisher Scientific, Inc.	61,828	34,185,938
West Pharmaceutical Services, Inc.	108,363	34,140,847

		390,385,456

Industrials-6.28%
Equifax, Inc.(c)	132,403	26,946,659
Expeditors International of Washington, Inc.	411,782	40,795,243
Generac Holdings, Inc.(b)(c)	198,719	43,594,974
Old Dominion Freight Line, Inc.	114,685	32,125,562

		143,462,438

	Shares	Value
Information Technology-35.08%
Adobe, Inc.(b)	65,456	$25,917,303
Advanced Micro Devices, Inc.(b)	494,004	42,247,222
Apple, Inc.	217,179	34,238,269
Applied Materials, Inc.	365,649	40,349,367
Arista Networks, Inc.(b)	373,021	43,110,037
Cadence Design Systems, Inc.(b)	182,850	27,582,923
Enphase Energy, Inc.(b)	348,266	56,210,132
EPAM Systems, Inc.(b)	112,479	29,805,810
Fortinet, Inc.(b)	254,357	73,511,717
Gartner, Inc.(b)	138,636	40,280,690
Intuit, Inc.	91,867	38,469,306
KLA Corp	155,108	49,519,780
Lam Research Corp.	62,708	29,206,878
Microsoft Corp.	131,369	36,457,525
Monolithic Power Systems, Inc.	127,010	49,818,402
NVIDIA Corp.	255,935	47,468,265
Oracle Corp.	453,548	33,290,423
QUALCOMM, Inc.	272,869	38,117,071
ServiceNow, Inc.(b)	60,356	28,856,204
Teradyne, Inc.(c)	343,494	36,224,877

		800,682,201

Real Estate-2.19%
Camden Property Trust	107,662	16,891,091
Extra Space Storage, Inc.	173,877	33,036,630

		49,927,721

Utilities-3.36%
NRG Energy, Inc.	2,134,044	76,612,179

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.00% (Cost $2,445,343,868)		2,282,351,377

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-3.25%
Invesco Private Government Fund, 0.40%(d)(e)(f)	22,260,207	22,260,207
Invesco Private Prime Fund, 0.35%(d)(e)(f)	51,899,910	51,899,910

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $74,152,585)		74,160,117

TOTAL INVESTMENTS IN SECURITIES-103.25% (Cost $2,519,496,453)		2,356,511,494
OTHER ASSETS LESS LIABILITIES-(3.25)%		(74,175,162)

NET ASSETS-100.00%		$2,282,336,332

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19

Invesco S&P 500® Pure Growth ETF (RPG)–(continued)

April 30, 2022

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2022.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2022.

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$837,629	$20,350,506	$(21,188,135)	$-	$-	$-	$201
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	4,879,734	587,933,609	(570,553,136)	-	-	22,260,207	16,793	*
Invesco Private Prime Fund	7,319,602	1,154,657,978	(1,110,056,997)	7,531	(28,204)	51,899,910	65,775	*

Total	$13,036,965	$1,762,942,093	$(1,701,798,268)	$7,531	$(28,204)	$74,160,117	$82,769

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20

Invesco S&P 500® Pure Value ETF (RPV)

April 30, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.93%
Communication Services-7.08%
AT&T, Inc.	1,852,341	$34,935,151
DISH Network Corp., Class A(b)(c)	1,552,057	44,249,145
Fox Corp., Class A	400,400	14,350,336
Fox Corp., Class B	185,375	6,161,865
Lumen Technologies, Inc.(c)	3,428,752	34,493,245
News Corp., Class A	796,196	15,812,453
News Corp., Class B	243,718	4,852,426
Omnicom Group, Inc.	225,979	17,203,781
Paramount Global, Class B(c)	1,973,569	57,470,329
T-Mobile US, Inc.(b)	100,923	12,427,658
Verizon Communications, Inc.	299,253	13,855,414
Warner Bros Discovery, Inc.(b)	619,111	11,236,859

		267,048,662

Consumer Discretionary-6.67%
Best Buy Co., Inc.	333,620	30,002,447
BorgWarner, Inc.	939,495	34,601,601
Ford Motor Co.	1,983,365	28,084,448
General Motors Co.(b)	803,839	30,473,536
Lennar Corp., Class A	269,228	20,593,250
Mohawk Industries, Inc.(b)	214,349	30,236,070
PulteGroup, Inc.	578,200	24,145,632
PVH Corp.	311,476	22,669,223
Whirlpool Corp.(c)	170,492	30,947,708

		251,753,915

Consumer Staples-10.64%
Archer-Daniels-Midland Co.	842,897	75,489,855
Conagra Brands, Inc.	778,740	27,201,388
JM Smucker Co. (The)	143,767	19,686,015
Kraft Heinz Co. (The)	1,209,503	51,561,113
Kroger Co. (The)	833,559	44,978,844
Molson Coors Beverage Co., Class B(c)	851,106	46,078,879
Sysco Corp.	194,595	16,633,981
Tyson Foods, Inc., Class A	591,502	55,104,326
Walgreens Boots Alliance, Inc.	1,042,050	44,182,920
Walmart, Inc.	135,003	20,654,109

		401,571,430

Energy-9.33%
Baker Hughes Co., Class A	1,264,277	39,217,873
Chevron Corp.	167,289	26,209,168
Exxon Mobil Corp.	336,860	28,717,315
Kinder Morgan, Inc.	1,644,509	29,847,838
Marathon Oil Corp.	1,279,310	31,880,405
Marathon Petroleum Corp	826,307	72,103,549
Phillips 66	605,911	52,568,838
Valero Energy Corp.	641,062	71,465,592

		352,010,578

Financials-29.94%
Aflac, Inc.	704,960	40,380,109
Allstate Corp. (The)	518,650	65,629,971
American International Group, Inc.(c)	1,009,838	59,085,621
Assurant, Inc.	224,789	40,884,623
Bank of New York Mellon Corp. (The)	463,628	19,500,194
Berkshire Hathaway, Inc., Class B(b)	270,193	87,226,406
Chubb Ltd.	157,119	32,437,218

	Shares	Value
Financials-(continued)
Citigroup, Inc.	712,283	$34,339,163
Citizens Financial Group, Inc.	799,867	31,514,760
Everest Re Group Ltd.	194,450	53,417,360
Fifth Third Bancorp	435,155	16,331,367
Globe Life, Inc.	415,935	40,794,905
Hartford Financial Services Group, Inc. (The)	560,614	39,203,737
Huntington Bancshares, Inc.	1,421,195	18,688,714
Invesco Ltd.(d)	1,959,554	36,016,603
KeyCorp.	1,109,630	21,426,955
Lincoln National Corp.	955,854	57,494,618
Loews Corp.	974,352	61,228,280
M&T Bank Corp.	176,898	29,478,283
MetLife, Inc.	1,021,437	67,087,982
PNC Financial Services Group, Inc. (The)	59,943	9,956,532
Principal Financial Group, Inc.(c)	539,209	36,741,701
Progressive Corp. (The)	161,154	17,301,493
Prudential Financial, Inc.	684,702	74,297,014
State Street Corp.	259,634	17,387,689
Travelers Cos., Inc. (The)	256,075	43,804,190
Truist Financial Corp.	362,237	17,514,159
U.S. Bancorp	251,425	12,209,198
W.R. Berkley Corp.	323,849	21,532,720
Wells Fargo & Co.	615,143	26,838,689

		1,129,750,254

Health Care-11.58%
AmerisourceBergen Corp.	229,599	34,736,033
Anthem, Inc.	63,106	31,674,795
Cardinal Health, Inc.	661,207	38,383,066
Centene Corp.(b)	657,228	52,939,715
Cigna Corp.	302,935	74,758,299
CVS Health Corp.	569,984	54,792,562
DaVita, Inc.(b)	139,483	15,115,773
Henry Schein, Inc.(b)	312,701	25,360,051
Humana, Inc.	61,054	27,142,166
Organon & Co.(c)	411,756	13,312,072
Universal Health Services, Inc., Class B(c)	323,936	39,691,878
Viatris, Inc.	2,815,579	29,084,931

		436,991,341

Industrials-5.39%
Alaska Air Group, Inc.(b)	362,565	19,719,910
C.H. Robinson Worldwide, Inc.(c)	252,237	26,774,958
FedEx Corp.	132,066	26,246,797
Huntington Ingalls Industries, Inc.	147,806	31,444,248
Leidos Holdings, Inc.	217,095	22,471,504
Nielsen Holdings PLC	804,193	21,560,414
PACCAR, Inc.	163,264	13,559,075
Raytheon Technologies Corp.	162,954	15,465,964
Textron, Inc.	181,227	12,549,970
Wabtec Corp.	150,097	13,495,221

		203,288,061

Information Technology-4.40%
DXC Technology Co.(b)	1,651,548	47,399,428
Fidelity National Information Services, Inc.	101,250	10,038,938
Global Payments, Inc.	112,375	15,393,127
Hewlett Packard Enterprise Co.	3,421,386	52,723,558

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21

Invesco S&P 500® Pure Value ETF (RPV)–(continued)

April 30, 2022

	Shares	Value
Information Technology-(continued)
Intel Corp.	244,409	$10,653,788
Western Digital Corp.(b)	563,153	29,886,530

		166,095,369

Materials-8.21%
Corteva, Inc.	464,911	26,820,716
Dow, Inc.	581,235	38,652,128
DuPont de Nemours, Inc.	241,085	15,894,734
Eastman Chemical Co.	106,816	10,966,799
International Paper Co.	778,961	36,050,315
LyondellBasell Industries N.V., Class A	395,974	41,985,123
Mosaic Co. (The)	1,104,915	68,968,794
WestRock Co.	1,422,178	70,440,476

		309,779,085

Real Estate-0.47%
Kimco Realty Corp.	695,166	17,608,555

Utilities-6.22%
American Electric Power Co., Inc.	149,003	14,767,687
Atmos Energy Corp.(c)	155,664	17,652,298
Consolidated Edison, Inc.	259,749	24,089,122
Constellation Energy Corp.	131,916	7,810,746
DTE Energy Co.	102,800	13,470,912
Duke Energy Corp.	126,534	13,938,986
Edison International	213,997	14,720,854
Entergy Corp.	162,588	19,323,584
Evergy, Inc.	245,826	16,679,294
Exelon Corp.	395,662	18,509,068
NiSource, Inc.	431,553	12,566,823
Pinnacle West Capital Corp.	438,727	31,237,362
PPL Corp.	550,857	15,594,762
Sempra Energy	88,152	14,224,207

		234,585,705

Total Common Stocks & Other Equity Interests (Cost $3,737,505,695)		3,770,482,955

	Shares	Value
Money Market Funds-0.00%
Invesco Government & Agency Portfolio, Institutional Class, 0.35%(d)(e) (Cost $228,618)	228,618	$228,618

TOTAL INVESTMENTS IN SECURITIES
(excluding investments purchased with cash collateral from securities on loan)-99.93% (Cost $3,737,734,313)		3,770,711,573

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-3.20%
Invesco Private Government Fund, 0.40%(d)(e)(f)	36,255,009	36,255,009
Invesco Private Prime Fund, 0.35%(d)(e)(f)	84,530,808	84,530,808

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $120,783,108)		120,785,817

TOTAL INVESTMENTS IN SECURITIES-103.13%
(Cost $3,858,517,421)		3,891,497,390
OTHER ASSETS LESS LIABILITIES-(3.13)%		(118,256,392)

NET ASSETS-100.00%		$3,773,240,998

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2022.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2022.

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2022	Dividend Income
Invesco Ltd.	$35,552,358	$50,577,989	$(32,903,569)	$(18,730,551)	$1,520,376	$36,016,603	$1,117,707
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	-	76,991,445	(76,762,827)	-	-	228,618	1,296

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

Invesco S&P 500® Pure Value ETF (RPV)–(continued)

April 30, 2022

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2022	Dividend Income

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	$11,852,653	$513,397,893	$(488,995,537)	$-	$-	$36,255,009	$32,918	*

Invesco Private Prime Fund	17,778,980	1,004,659,686	(937,879,642)	2,709	(30,925)	84,530,808	110,674	*

Total	$65,183,991	$1,645,627,013	$(1,536,541,575)	$(18,727,842)	$1,489,451	$157,031,038	$1,262,595

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23

Invesco S&P 500® Top 50 ETF (XLG)

April 30, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.96%
Communication Services-13.83%
Alphabet, Inc., Class A(b)	34,435	$78,587,213
Alphabet, Inc., Class C(b)	31,798	73,114,095
AT&T, Inc.	817,534	15,418,691
Comcast Corp., Class A	517,905	20,591,903
Meta Platforms, Inc., Class A(b)	264,354	52,995,046
Netflix, Inc.(b)	50,830	9,675,999
Verizon Communications, Inc.	480,606	22,252,058
Walt Disney Co. (The)(b)	208,436	23,267,711

		295,902,716

Consumer Discretionary-13.25%
Amazon.com, Inc.(b)	50,102	124,535,034
Home Depot, Inc. (The)	119,551	35,913,121
McDonald’s Corp.	85,551	21,315,887
NIKE, Inc., Class B	146,117	18,220,790
Tesla, Inc.(b)	95,842	83,455,380

		283,440,212

Consumer Staples-7.92%
Coca-Cola Co. (The)	445,054	28,754,939
Costco Wholesale Corp.	50,769	26,994,893
PepsiCo, Inc.	158,385	27,196,288
Philip Morris International, Inc.	177,432	17,743,200
Procter & Gamble Co. (The)	274,427	44,059,255
Walmart, Inc.	161,960	24,778,260

		169,526,835

Energy-3.55%
Chevron Corp.	220,691	34,575,659
Exxon Mobil Corp.	484,678	41,318,799

		75,894,458

Financials-7.83%
Bank of America Corp.	813,809	29,036,705
Berkshire Hathaway, Inc., Class B(b)	209,665	67,686,152
Citigroup, Inc.	227,183	10,952,492
JPMorgan Chase & Co.	338,335	40,383,666
Wells Fargo & Co.	444,866	19,409,504

		167,468,519

Health Care-14.28%
Abbott Laboratories	202,443	22,977,280
AbbVie, Inc.	202,397	29,728,071
Bristol-Myers Squibb Co.	249,545	18,783,252
Eli Lilly and Co.	90,897	26,553,741
Johnson & Johnson	301,395	54,389,742
Medtronic PLC	153,933	16,064,448

	Shares	Value
Health Care-(continued)
Merck & Co., Inc.	289,185	$25,647,818
Pfizer, Inc.	642,585	31,531,646
Thermo Fisher Scientific, Inc.	45,112	24,943,327
UnitedHealth Group, Inc.	107,826	54,834,912

		305,454,237

Industrials-0.80%
Union Pacific Corp.	72,914	17,083,021

Information Technology-38.50%
Accenture PLC, Class A	72,353	21,731,947
Adobe, Inc.(b)	54,002	21,382,092
Apple, Inc.	1,774,909	279,814,404
Broadcom, Inc.	47,268	26,204,906
Cisco Systems, Inc.	482,852	23,650,091
Intel Corp.	466,178	20,320,699
Mastercard, Inc., Class A	99,337	36,097,079
Microsoft Corp.	858,275	238,188,478
NVIDIA Corp.	286,211	53,083,554
Oracle Corp.	180,379	13,239,819
PayPal Holdings, Inc.(b)	133,377	11,727,840
salesforce.com, inc.(b)	112,769	19,840,578
Texas Instruments, Inc.	105,730	18,000,532
Visa, Inc., Class A(c)	189,865	40,465,927

		823,747,946

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.96% (Cost $1,718,451,000)		2,138,517,944

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-1.77%
Invesco Private Government Fund, 0.40%(d)(e)(f)	12,114,562	12,114,562
Invesco Private Prime Fund, 0.35%(d)(e)(f)	25,624,591	25,624,591

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $37,734,810)		37,739,153

TOTAL INVESTMENTS IN SECURITIES-101.73% (Cost $1,756,185,810)		2,176,257,097
OTHER ASSETS LESS LIABILITIES-(1.73)%		(36,915,211)

NET ASSETS-100.00%		$2,139,341,886

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

Invesco S&P 500® Top 50 ETF (XLG)–(continued)

April 30, 2022

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2022.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2022.

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency
Portfolio, Institutional Class	$-	$27,874,379	$(27,874,379)	$-	$-	$-	$603
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	94,320,116	(82,205,554)	-	-	12,114,562	7,210	*
Invesco Private Prime Fund	-	213,505,677	(187,874,391)	4,343	(11,038)	25,624,591	23,338	*

Total	$-	$335,700,172	$(297,954,324)	$4,343	$(11,038)	$37,739,153	$31,151

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25

Invesco S&P MidCap 400® Pure Growth ETF (RFG)

April 30, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.97%
Communication Services-0.67%
Ziff Davis, Inc.(b)(c)	21,448	$1,895,145

Consumer Discretionary-18.48%
Boyd Gaming Corp.	41,709	2,526,731
Brunswick Corp.(c)	24,573	1,857,965
Churchill Downs, Inc.	12,258	2,487,639
Crocs, Inc.(b)	49,994	3,321,101
Deckers Outdoor Corp.(b)	11,455	3,044,166
Dick’s Sporting Goods, Inc.(c)	69,575	6,708,422
Five Below, Inc.(b)(c)	17,558	2,758,362
Fox Factory Holding Corp.(b)	41,288	3,380,662
GameStop Corp., Class A(b)(c)	17,693	2,212,864
Light & Wonder, Inc.(b)(c)	37,453	2,099,615
Mattel, Inc.(b)(c)	152,888	3,716,707
RH(b)	3,977	1,336,749
Service Corp. International	31,569	2,071,242
Tempur Sealy International, Inc.	154,758	4,195,489
TopBuild Corp.(b)	12,923	2,340,872
Williams-Sonoma, Inc.(c)	32,724	4,269,828
Wingstop, Inc.(c)	20,478	1,879,061
YETI Holdings, Inc.(b)(c)	45,689	2,232,821

		52,440,296

Consumer Staples-0.73%
Darling Ingredients, Inc.(b)	28,305	2,077,304

Energy-9.47%
Antero Midstream Corp.(c)	556,642	5,716,713
Matador Resources Co.(c)	121,795	5,946,032
Murphy Oil Corp.(c)	146,368	5,573,693
PDC Energy, Inc.	55,648	3,880,892
Targa Resources Corp.	78,328	5,750,059

		26,867,389

Financials-17.56%
Affiliated Managers Group, Inc.	20,785	2,609,972
East West Bancorp, Inc.	45,979	3,278,303
Evercore, Inc., Class A	42,656	4,510,872
First Financial Bankshares, Inc.(c)	49,968	1,997,721
Jefferies Financial Group, Inc.	207,972	6,397,219
Kinsale Capital Group, Inc.	9,320	2,066,151
Navient Corp.	492,949	7,832,959
PacWest Bancorp	102,502	3,371,291
Pinnacle Financial Partners, Inc.	52,040	4,035,702
SLM Corp.	449,536	7,520,737
Stifel Financial Corp.	55,953	3,460,693
UMB Financial Corp.	30,359	2,737,774

		49,819,394

Health Care-11.85%
Arrowhead Pharmaceuticals, Inc.(b)(c)	40,717	1,673,876
Azenta, Inc.(c)	42,035	3,150,944
Bruker Corp.(c)	34,151	1,963,341
Medpace Holdings, Inc.(b)	26,318	3,515,295
Neurocrine Biosciences, Inc.(b)	29,719	2,675,602
Option Care Health, Inc.(b)	145,325	4,342,311
Quidel Corp.(b)(c)	20,279	2,040,473
Repligen Corp.(b)	20,344	3,198,890
STAAR Surgical Co.(b)(c)	31,787	1,814,720

	Shares	Value
Health Care-(continued)
Syneos Health, Inc.(b)	19,608	$1,433,149
Tandem Diabetes Care, Inc.(b)	35,438	3,419,058
Tenet Healthcare Corp.(b)	60,748	4,404,837

		33,632,496

Industrials-12.51%
ASGN, Inc.(b)	21,498	2,438,948
Avis Budget Group, Inc.(b)(c)	12,866	3,443,842
Axon Enterprise, Inc.(b)	27,347	3,068,333
Builders FirstSource, Inc.(b)	79,925	4,920,982
Carlisle Cos., Inc.(c)	8,412	2,181,736
Chart Industries, Inc.(b)(c)	9,211	1,555,001
FTI Consulting, Inc.(b)(c)	18,929	2,985,293
GXO Logistics, Inc.(b)(c)	34,887	2,064,962
Saia, Inc.(b)	13,284	2,735,973
Simpson Manufacturing Co., Inc.	14,079	1,459,570
Tetra Tech, Inc.	10,054	1,400,321
Trex Co., Inc.(b)(c)	42,390	2,466,674
Valmont Industries, Inc.	8,025	1,996,700
Vicor Corp.(b)	22,338	1,351,896
Watts Water Technologies, Inc., Class A	11,060	1,409,708

		35,479,939

Information Technology-12.61%
Calix, Inc.(b)(c)	64,815	2,586,767
Concentrix Corp.	44,377	6,988,490
Digital Turbine, Inc.(b)(c)	63,247	2,001,767
Lattice Semiconductor Corp.(b)	36,752	1,765,566
Maximus, Inc.	37,001	2,696,633
Mimecast Ltd.(b)	74,379	5,926,519
Paylocity Holding Corp.(b)	11,412	2,164,058
Power Integrations, Inc.	33,882	2,710,560
Qualys, Inc.(b)(c)	17,626	2,402,071
Silicon Laboratories, Inc.(b)(c)	11,635	1,569,678
SiTime Corp.(b)(c)	7,626	1,285,515
Synaptics, Inc.(b)	6,541	970,946
Teradata Corp.(b)(c)	65,587	2,712,022

		35,780,592

Materials-14.00%
Avient Corp.(c)	48,437	2,385,038
Cleveland-Cliffs, Inc.(b)	387,999	9,890,094
Eagle Materials, Inc.	23,971	2,956,104
Louisiana-Pacific Corp.(c)	128,196	8,271,206
Olin Corp.	72,223	4,145,600
Scotts Miracle-Gro Co. (The)(c)	13,213	1,373,227
Steel Dynamics, Inc.(c)	92,741	7,952,541
Valvoline, Inc.	90,981	2,750,356

		39,724,166

Real Estate-2.09%
Life Storage, Inc.	24,805	3,286,414
National Storage Affiliates Trust	46,903	2,654,710

		5,941,124

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.97% (Cost $303,477,174)		283,657,845

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

Invesco S&P MidCap 400® Pure Growth ETF (RFG)–(continued)

April 30, 2022

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-24.19%
Invesco Private Government Fund, 0.40%(d)(e)(f)	20,042,244	$20,042,244
Invesco Private Prime Fund, 0.35%(d)(e)(f)	48,584,214	48,584,214

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $68,625,145)		68,626,458

TOTAL INVESTMENTS IN SECURITIES-124.16% (Cost $372,102,319)		352,284,303
OTHER ASSETS LESS LIABILITIES-(24.16)%		(68,550,316)

NET ASSETS-100.00%		$283,733,987

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2022.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2022.

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$41,757	$27,031,297	$(27,073,054)	$-	$-	$-	$164
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	21,986,402	219,131,837	(221,075,995)	-	-	20,042,244	12,477	*
Invesco Private Prime Fund	32,979,603	412,482,928	(396,868,071)	1,313	(11,559)	48,584,214	57,514	*

Total	$55,007,762	$658,646,062	$(645,017,120)	$1,313	$(11,559)	$68,626,458	$70,155

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

Invesco S&P MidCap 400® Pure Value ETF (RFV)

April 30, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.90%
Consumer Discretionary-21.44%
Adient PLC(b)(c)	49,221	$1,680,405
Callaway Golf Co.(b)(c)	36,708	805,374
Dana, Inc.	89,878	1,331,093
Foot Locker, Inc.	54,823	1,606,862
Gap, Inc. (The)(c)	124,740	1,549,271
Goodyear Tire & Rubber Co. (The)(b)(c)	106,677	1,420,938
Graham Holdings Co., Class B	3,913	2,317,944
Harley-Davidson, Inc.(c)	15,118	551,051
KB Home	49,584	1,608,009
Kohl’s Corp.	47,961	2,775,983
Lear Corp.	9,265	1,185,364
Lithia Motors, Inc., Class A	7,404	2,096,294
Macy’s, Inc.(c)	62,380	1,507,725
Murphy USA, Inc.	6,714	1,568,390
Nordstrom, Inc.(c)	34,953	898,292
Taylor Morrison Home Corp., Class A(b)	80,239	2,101,459
Thor Industries, Inc.(c)	20,074	1,536,665
Toll Brothers, Inc.	17,374	805,632
Tri Pointe Homes, Inc.(b)	76,740	1,586,216
Urban Outfitters, Inc.(b)(c)	47,195	1,123,241

		30,056,208

Consumer Staples-5.17%
BJ’s Wholesale Club Holdings, Inc.(b)	10,840	697,554
Ingredion, Inc.	7,276	619,260
Nu Skin Enterprises, Inc., Class A	24,287	1,035,598
Performance Food Group Co.(b)	34,945	1,721,041
Pilgrim’s Pride Corp.(b)	46,627	1,321,876
Sprouts Farmers Market, Inc.(b)(c)	62,040	1,848,792

		7,244,121

Energy-4.17%
Equitrans Midstream Corp.	61,813	485,850
HF Sinclair Corp.(b)	95,703	3,638,628
NOV, Inc.(c)	95,261	1,727,082

		5,851,560

Financials-27.86%
Alleghany Corp.(b)	3,207	2,682,655
Associated Banc-Corp.	61,707	1,231,055
Cadence Bank(c)	36,964	925,579
CNO Financial Group, Inc.	110,354	2,663,946
Essent Group Ltd.	23,047	934,095
F.N.B. Corp.	114,132	1,314,801
First Horizon Corp.	68,891	1,541,781
Fulton Financial Corp.	78,606	1,192,453
Hanover Insurance Group, Inc. (The)	12,184	1,788,855
International Bancshares Corp.	18,986	755,453
Kemper Corp.	44,886	2,071,938
Mercury General Corp.	39,612	1,997,633
MGIC Investment Corp.	94,142	1,229,494
New York Community Bancorp, Inc.(c)	107,239	990,888
Old National Bancorp	50,854	770,947
Old Republic International Corp.	86,508	1,904,041
Prosperity Bancshares, Inc.(c)	12,654	827,318
Reinsurance Group of America, Inc.	30,497	3,272,938
RenaissanceRe Holdings Ltd. (Bermuda)	4,939	708,845
Selective Insurance Group, Inc.	10,525	866,839

	Shares	Value
Financials-(continued)
Texas Capital Bancshares, Inc.(b)	20,188	$1,036,856
United Bankshares, Inc.(c)	27,671	920,337
Unum Group	136,158	4,155,542
Valley National Bancorp	53,560	641,649
Voya Financial, Inc.(c)	30,418	1,920,592
Washington Federal, Inc.	22,902	696,908

		39,043,438

Health Care-1.91%
Patterson Cos., Inc.	48,724	1,499,237
Perrigo Co. PLC	34,456	1,181,841

		2,681,078

Industrials-12.87%
AGCO Corp.	8,525	1,086,085
CACI International, Inc., Class A(b)	2,602	690,311
EMCOR Group, Inc.	7,355	783,160
EnerSys	9,103	595,882
Fluor Corp.(b)(c)	42,906	1,061,923
JetBlue Airways Corp.(b)(c)	76,000	836,760
Kirby Corp.(b)	11,414	744,193
Knight-Swift Transportation Holdings, Inc.	11,255	539,002
ManpowerGroup, Inc.	20,186	1,820,777
MDU Resources Group, Inc.	38,131	982,255
MillerKnoll, Inc.(c)	18,923	600,427
Oshkosh Corp.	6,578	608,070
Owens Corning	9,732	884,931
Ryder System, Inc.(c)	25,518	1,783,708
Science Applications International Corp.	11,486	955,980
Terex Corp.	16,498	560,932
Timken Co. (The)	7,700	443,828
Univar Solutions, Inc.(b)	65,205	1,898,770
Werner Enterprises, Inc.	12,283	486,775
XPO Logistics, Inc.(b)	12,470	670,761

		18,034,530

Information Technology-9.82%
Arrow Electronics, Inc.(b)	18,271	2,153,420
Avnet, Inc.	80,790	3,527,291
Bread Financial Holdings, Inc.	22,999	1,260,345
Kyndryl Holdings, Inc.(b)	55,214	656,494
TD SYNNEX Corp.	17,878	1,789,409
ViaSat, Inc.(b)(c)	20,895	769,145
Vishay Intertechnology, Inc.	56,469	1,052,018
Xerox Holdings Corp.	147,044	2,558,566

		13,766,688

Materials-10.95%
Cabot Corp.(c)	12,022	791,649
Chemours Co. (The)(c)	16,645	550,450
Commercial Metals Co.(c)	66,109	2,710,469
Greif, Inc., Class A	29,474	1,788,482
Minerals Technologies, Inc.	14,677	933,604
Reliance Steel & Aluminum Co.	10,524	2,086,383
Silgan Holdings, Inc.	16,358	725,805
United States Steel Corp.	138,667	4,227,957
Worthington Industries, Inc.(c)	32,083	1,526,188

		15,340,987

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

Invesco S&P MidCap 400® Pure Value ETF (RFV)–(continued)

April 30, 2022

	Shares	Value
Real Estate-1.18%
Sabra Health Care REIT, Inc.	45,224	$528,216
SL Green Realty Corp.(c)	16,338	1,130,917

		1,659,133

Utilities-4.53%
ALLETE, Inc.	10,365	615,059
Hawaiian Electric Industries, Inc	13,568	557,781
NorthWestern Corp.(c)	14,111	799,953
ONE Gas, Inc	7,895	666,101
Southwest Gas Holdings, Inc.(c)	16,921	1,490,909
Spire, Inc.(c)	18,499	1,345,802
UGI Corp.	25,312	868,202

		6,343,807

Total Common Stocks & Other Equity Interests (Cost $150,252,894)		140,021,550

Money Market Funds-0.06%
Invesco Government & Agency Portfolio, Institutional Class, 0.35%(d)(e) (Cost $89,315)	89,315	89,315

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.96% (Cost $150,342,209)		140,110,865

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-17.87%
Invesco Private Government Fund, 0.40%(d)(e)(f)	7,518,534	$7,518,534
Invesco Private Prime Fund, 0.35%(d)(e)(f)	17,532,140	17,532,140

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $25,049,022)		25,050,674

TOTAL INVESTMENTS IN SECURITIES-117.83% (Cost $175,391,231)		165,161,539
OTHER ASSETS LESS LIABILITIES-(17.83)%		(24,993,579)

NET ASSETS-100.00%		$140,167,960

Investment Abbreviations:

REIT -Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2022.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2022.

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$4,848	$4,240,551	$(4,156,084)	$-	$-	$89,315	$64
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	4,367,082	64,552,861	(61,401,409)	-	-	7,518,534	5,207	*
Invesco Private Prime Fund	6,550,623	128,563,287	(117,577,053)	1,652	(6,369)	17,532,140	17,640	*

Total	$10,922,553	$197,356,699	$(183,134,546)	$1,652	$(6,369)	$25,139,989	$22,911

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Invesco S&P SmallCap 600® Pure Growth ETF (RZG)

April 30, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.96%
Communication Services-1.83%
TechTarget, Inc.(b)(c)	18,724	$1,260,312
Thryv Holdings, Inc.(b)(c)	28,619	739,229

		1,999,541

Consumer Discretionary-14.36%
Boot Barn Holdings, Inc.(b)	11,243	1,012,545
Buckle, Inc. (The)(c)	23,123	718,200
Cavco Industries, Inc.(b)	2,628	620,865
Century Communities, Inc.(c)	20,440	1,077,597
Children’s Place, Inc. (The)(b)(c)	11,015	510,325
Gentherm, Inc.(b)(c)	5,050	340,471
Hibbett, Inc.(c)	30,046	1,297,386
Installed Building Products, Inc.(c)	5,118	411,845
LGI Homes, Inc.(b)(c)	8,659	811,435
Liquidity Services, Inc.(b)	40,048	577,492
MarineMax, Inc.(b)(c)	29,264	1,197,483
Movado Group, Inc.(c)	25,431	914,753
Shoe Carnival, Inc.(c)	36,266	1,094,870
Shutterstock, Inc.	5,586	422,972
Signet Jewelers Ltd	15,259	1,071,182
Sleep Number Corp.(b)(c)	14,088	571,409
Sturm Ruger & Co., Inc.(c)	9,006	613,759
Vista Outdoor, Inc.(b)(c)	35,107	1,236,820
XPEL, Inc.(b)(c)(d)	27,199	1,176,901

		15,678,310

Consumer Staples-7.43%
Celsius Holdings, Inc.(b)(c)	25,864	1,344,928
Coca-Cola Consolidated, Inc.	1,828	807,062
Inter Parfums, Inc.	8,165	667,325
Medifast, Inc.(c)	3,896	694,891
MGP Ingredients, Inc.(c)	12,357	1,128,565
Simply Good Foods Co. (The)(b)	34,345	1,430,469
United Natural Foods, Inc.(b)(c)	33,384	1,433,175
Vector Group Ltd.	47,053	598,514

		8,104,929

Energy-4.72%
Callon Petroleum Co.(b)(c)	18,184	932,294
Civitas Resources, Inc.(c)	22,610	1,325,398
Dorian LPG Ltd.(c)	119,733	1,762,470
Ranger Oil Corp.(b)(c)	14,505	461,984
SM Energy Co.	18,847	669,634

		5,151,780

Financials-22.30%
Axos Financial, Inc.(b)	22,324	845,633
B. Riley Financial, Inc.(c)	33,741	1,523,743
Bancorp, Inc. (The)(b)(c)	33,853	768,125
Brightsphere Investment Group, Inc.	23,942	479,798
Customers Bancorp, Inc.(b)	38,244	1,608,925
Donnelley Financial Solutions, Inc.(b)(c)	15,562	455,500
Enova International, Inc.(b)	32,597	1,219,128
First Bancorp	116,327	1,583,210
Flagstar Bancorp, Inc.	36,467	1,287,285
Greenhill & Co., Inc	75,871	918,798
HCI Group, Inc.(c)	12,589	806,829
HomeStreet, Inc.(c)	25,226	1,023,923

	Shares	Value
Financials-(continued)
Meta Financial Group, Inc.	27,306	$1,191,907
Palomar Holdings, Inc.(b)	12,461	678,501
Piper Sandler Cos.	11,766	1,352,855
Preferred Bank	15,862	1,064,657
Redwood Trust, Inc.	87,023	844,123
ServisFirst Bancshares, Inc.(c)	17,249	1,385,440
Triumph Bancorp, Inc.(b)(c)	14,237	988,617
Trupanion, Inc.(b)(c)	5,038	320,518
Veritex Holdings, Inc	29,142	957,315
Virtus Investment Partners, Inc	4,169	738,580
Walker & Dunlop, Inc.	9,411	1,127,061
World Acceptance Corp.(b)(c)	6,191	1,168,304

		24,338,775

Health Care-19.76%
AMN Healthcare Services, Inc.(b)	10,989	1,074,175
AngioDynamics, Inc.(b)(c)	34,322	722,478
Apollo Medical Holdings, Inc.(b)(c)	10,459	381,544
Arcus Biosciences, Inc.(b)	24,805	600,529
Avid Bioservices, Inc.(b)(c)	67,414	907,392
BioLife Solutions, Inc.(b)(c)	20,243	256,479
Cara Therapeutics, Inc.(b)(c)	86,191	751,586
Collegium Pharmaceutical, Inc.(b)	46,154	743,079
Community Health Systems, Inc.(b)	117,863	904,009
CorVel Corp.(b)(c)	4,079	632,571
Cross Country Healthcare, Inc.(b)	54,597	1,023,148
Endo International PLC(b)	227,091	454,182
Fulgent Genetics, Inc.(b)(c)	29,460	1,616,765
Heska Corp.(b)(c)	2,493	273,831
Innoviva, Inc.(b)	90,051	1,536,270
iTeos Therapeutics, Inc.(b)	30,751	820,744
Joint Corp. (The)(b)(c)	25,506	778,443
Ligand Pharmaceuticals, Inc.(b)(c)	7,687	713,815
Omnicell, Inc.(b)	4,162	454,366
OptimizeRx Corp.(b)(c)	30,028	844,087
Organogenesis Holdings, Inc.(b)(c)	195,505	1,259,052
RadNet, Inc.(b)(c)	17,810	347,295
Supernus Pharmaceuticals, Inc.(b)(c)	18,934	528,259
uniQure N.V. (Netherlands)(b)	40,213	600,782
Vericel Corp.(b)(c)	20,599	587,072
Vir Biotechnology, Inc.(b)(c)	103,027	2,096,599
Xencor, Inc.(b)	14,814	370,054
Zynex, Inc.(c)	46,560	296,587

		21,575,193

Industrials-11.29%
ArcBest Corp.(c)	9,858	711,353
Comfort Systems USA, Inc.(c)	13,495	1,139,248
Encore Wire Corp.	16,203	1,827,861
Heidrick & Struggles International, Inc.	20,655	660,134
Insteel Industries, Inc.	27,005	1,145,552
Korn Ferry	11,794	724,623
Matson, Inc.	12,306	1,058,562
Mueller Industries, Inc.(c)	21,902	1,185,993
MYR Group, Inc.(b)	14,149	1,119,045
NV5 Global, Inc.(b)(c)	7,763	930,007

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Invesco S&P SmallCap 600® Pure Growth ETF (RZG)–(continued)

April 30, 2022

	Shares	Value
Industrials-(continued)
Triumph Group, Inc.(b)	25,369	$571,817
UFP Industries, Inc.	16,113	1,246,663

		12,320,858

Information Technology-14.38%
3D Systems Corp.(b)(c)	38,403	435,490
A10 Networks, Inc.	56,428	805,792
ADTRAN, Inc	21,195	368,581
Advanced Energy Industries, Inc.	6,131	469,144
Alarm.com Holdings, Inc.(b)	6,559	400,624
Axcelis Technologies, Inc.(b)	12,785	696,143
Diebold Nixdorf, Inc.(b)(c)	79,523	326,044
Diodes, Inc.(b)	9,685	707,296
ExlService Holdings, Inc.(b)	5,044	686,741
Extreme Networks, Inc.(b)	56,229	539,798
Fabrinet (Thailand)(b)	8,121	797,401
Harmonic, Inc.(b)(c)	52,167	432,986
Kulicke & Soffa Industries, Inc. (Singapore)(c)	31,093	1,443,026
MaxLinear, Inc.(b)	24,287	1,162,619
Onto Innovation, Inc.(b)	16,859	1,199,349
Perficient, Inc.(b)(c)	9,516	945,986
Rambus, Inc.(b)	26,943	671,150
Rogers Corp.(b)	2,600	703,872
SPS Commerce, Inc.(b)(c)	4,170	498,857
TTEC Holdings, Inc.	6,173	455,629
Ultra Clean Holdings, Inc.(b)	19,913	620,688
Veeco Instruments, Inc.(b)(c)	35,294	808,939
Vonage Holdings Corp.(b)	26,051	519,978

		15,696,133

Materials-0.30%
Balchem Corp.	2,679	330,053

Real Estate-3.59%
Douglas Elliman, Inc.	23,489	142,343

	Shares	Value
Real Estate-(continued)
Independence Realty Trust, Inc.	29,823	$812,975
Innovative Industrial Properties, Inc.	6,068	877,372
NexPoint Residential Trust, Inc.	8,778	782,647
St. Joe Co. (The)(c)	24,541	1,305,827

		3,921,164

Total Common Stocks & Other Equity Interests (Cost $132,456,681)		109,116,736

Money Market Funds-0.05%
Invesco Government & Agency Portfolio, Institutional Class, 0.35%(e)(f) (Cost $56,928)	56,928	56,928

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.01% (Cost $132,513,609)		109,173,664

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-33.78%
Invesco Private Government Fund, 0.40%(e)(f)(g)	11,064,178	11,064,178
Invesco Private Prime Fund, 0.35%(e)(f)(g)	25,804,690	25,804,690

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $36,867,485)		36,868,868

TOTAL INVESTMENTS IN SECURITIES-133.79% (Cost $169,381,094)		146,042,532
OTHER ASSETS LESS LIABILITIES-(33.79)%		(36,881,056)

NET ASSETS-100.00%		$109,161,476

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2022.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at April 30, 2022 was $1,176,901, which represented 1.08% of the Fund’s Net Assets.

(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2022.

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$2,306,469	$2,379,563	$(4,629,104)	$-	$-	$56,928	$34

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Invesco S&P SmallCap 600® Pure Growth ETF (RZG)–(continued)

April 30, 2022

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2022	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$10,675,039	$71,951,922	$(71,562,783)	$-	$-	$11,064,178	$7,088	*
Invesco Private Prime Fund	16,078,005	141,463,469	(131,728,073)	1,383	(10,094)	25,804,690	31,455	*

Total	$29,059,513	$215,794,954	$(207,919,960)	$1,383	$(10,094)	$36,925,796	$38,577

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of April 30, 2022.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Invesco S&P SmallCap 600® Pure Value ETF (RZV)

April 30, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.94%
Communication Services-2.81%
AMC Networks, Inc., Class A(b)(c)	50,954	$1,662,629
ATN International, Inc.	31,470	1,243,065
Loyalty Ventures, Inc.(b)	72,322	924,998
Scholastic Corp.	31,887	1,175,036
Telephone & Data Systems, Inc.(c)	165,147	3,025,493

		8,031,221

Consumer Discretionary-20.04%
Aaron’s Co., Inc. (The)(c)	141,075	2,896,270
Adtalem Global Education, Inc.(b)(c)	29,324	859,486
American Axle & Manufacturing Holdings, Inc.(b)	179,685	1,189,515
American Public Education, Inc.(b)	87,571	1,702,380
America’s Car-Mart, Inc.(b)	20,063	1,622,094
Bed Bath & Beyond, Inc.(b)(c)	48,816	664,386
Big Lots, Inc.(c)	66,075	2,041,718
Bloomin’ Brands, Inc.	48,144	1,058,687
Brinker International, Inc.(b)(c)	21,636	786,036
Caleres, Inc.(c)	50,836	1,165,669
Cato Corp. (The), Class A	158,426	2,146,672
Chico’s FAS, Inc.(b)	446,399	2,365,915
Conn’s, Inc.(b)(c)	166,365	2,603,612
El Pollo Loco Holdings, Inc.(b)	68,389	728,343
Ethan Allen Interiors, Inc.(c)	58,372	1,385,751
Fossil Group, Inc.(b)(c)	178,930	1,767,828
G-III Apparel Group Ltd.(b)	92,617	2,452,498
Group 1 Automotive, Inc.(c)	11,331	1,973,180
Guess?, Inc.(c)	64,802	1,456,101
Haverty Furniture Cos., Inc., (Acquired 12/17/2021- 04/05/2022; Cost $2,108,149)(c)(d)	66,154	1,642,604
La-Z-Boy, Inc.(c)	35,037	920,772
LL Flooring Holdings, Inc.(b)(c)	135,647	1,873,285
M.D.C. Holdings, Inc.(c)	39,005	1,439,675
M/I Homes, Inc.(b)(c)	51,784	2,292,996
Motorcar Parts of America, Inc.(b)(c)	158,977	2,418,040
ODP Corp. (The)(b)	61,808	2,659,598
Perdoceo Education Corp.(b)	175,671	1,964,002
Sonic Automotive, Inc., Class A(c)	45,755	1,946,875
Standard Motor Products, Inc.	19,145	817,109
Strategic Education, Inc.(c)	28,565	1,845,299
Tupperware Brands Corp.(b)(c)	61,499	1,081,152
Unifi, Inc.(b)	136,280	1,999,228
Universal Electronics, Inc.(b)	27,476	810,542
Vera Bradley, Inc.(b)(c)	335,016	2,060,348
Zumiez, Inc.(b)(c)	16,834	616,629

		57,254,295

Consumer Staples-9.08%
Andersons, Inc. (The)	85,667	4,303,053
Central Garden & Pet Co.(b)(c)	4,750	208,003
Central Garden & Pet Co., Class A(b)	19,395	802,565
Edgewell Personal Care Co.(c)	18,278	697,123
Fresh Del Monte Produce, Inc.	127,050	3,309,652
Hostess Brands, Inc.(b)(c)	54,309	1,232,271
PriceSmart, Inc.	15,350	1,219,558
Seneca Foods Corp., Class A(b)	76,880	4,170,740
SpartanNash Co.	119,677	4,102,528

	Shares	Value
Consumer Staples-(continued)
TreeHouse Foods, Inc.(b)(c)	68,549	$2,159,294
Universal Corp.	64,864	3,752,382

		25,957,169

Energy-8.73%
Archrock, Inc.	84,629	737,119
Bristow Group, Inc.(b)(c)	35,931	1,071,462
CONSOL Energy, Inc.(b)	41,445	1,970,710
Helix Energy Solutions Group, Inc.(b)(c)	552,732	2,271,728
Nabors Industries Ltd.(b)	8,447	1,306,075
Oceaneering International, Inc.(b)	79,360	899,149
Oil States International, Inc.(b)(c)	277,613	1,876,664
PBF Energy, Inc., Class A(b)	152,868	4,442,344
ProPetro Holding Corp.(b)	91,434	1,292,877
Renewable Energy Group, Inc.(b)	36,229	2,212,143
REX American Resources Corp.(b)	12,062	1,020,807
US Silica Holdings, Inc.(b)	165,088	3,067,335
World Fuel Services Corp.	114,997	2,785,227

		24,953,640

Financials-18.41%
Allegiance Bancshares, Inc.	22,966	938,391
American Equity Investment Life Holding Co.	67,355	2,540,631
Apollo Commercial Real Estate Finance, Inc.	78,344	943,262
ARMOUR Residential REIT, Inc.	114,051	837,134
BankUnited, Inc.	16,698	626,843
Berkshire Hills Bancorp, Inc.(c)	29,989	741,928
Columbia Banking System, Inc.	29,031	815,190
eHealth, Inc.(b)(c)	51,675	415,984
Employers Holdings, Inc.	43,590	1,714,831
EZCORP, Inc., Class A(b)(c)	383,605	2,685,235
First Financial Bancorp	46,118	943,113
Franklin BSP Realty Trust, Inc.(c)	71,289	945,292
Genworth Financial, Inc., Class A(b)	878,601	3,259,610
Granite Point Mortgage Trust, Inc.	91,691	892,153
Heritage Financial Corp.	54,755	1,326,166
Hope Bancorp, Inc.	83,382	1,192,363
Horace Mann Educators Corp.	50,995	2,032,151
Invesco Mortgage Capital, Inc.(c)(e)	279,101	485,636
Mr. Cooper Group, Inc.(b)(c)	57,600	2,590,272
New York Mortgage Trust, Inc.	301,802	971,802
NMI Holdings, Inc., Class A(b)	41,546	763,615
Northwest Bancshares, Inc.	64,828	822,019
PennyMac Mortgage Investment Trust(c)	71,131	1,091,149
PRA Group, Inc.(b)(c)	16,452	691,478
ProAssurance Corp.	81,909	2,012,504
Ready Capital Corp.	85,290	1,242,675
Renasant Corp.(c)	30,969	922,566
S&T Bancorp, Inc.	34,231	967,368
Safety Insurance Group, Inc.(c)	16,540	1,423,102
Simmons First National Corp., Class A	29,355	700,704
SiriusPoint Ltd. (Bermuda)(b)	443,139	2,782,913
StoneX Group, Inc.(b)	45,346	3,073,552
TrustCo Bank Corp.	25,748	802,050
Trustmark Corp.	27,850	776,458
Two Harbors Investment Corp.(c)	212,876	1,023,934

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Invesco S&P SmallCap 600® Pure Value ETF (RZV)–(continued)

April 30, 2022

	Shares	Value
Financials-(continued)
United Fire Group, Inc.	132,071	$3,868,360
Universal Insurance Holdings, Inc.	218,476	2,744,058

		52,606,492

Health Care-1.35%
Covetrus, Inc.(b)	78,458	1,082,720
Emergent BioSolutions, Inc.(b)	16,360	529,737
Owens & Minor, Inc.(c)	33,651	1,194,274
Select Medical Holdings Corp.(c)	46,037	1,040,897

		3,847,628

Industrials-16.51%
AAR Corp.(b)	60,503	2,842,431
ABM Industries, Inc.(c)	39,067	1,885,764
American Woodmark Corp.(b)	28,294	1,325,574
Arcosa, Inc.	13,943	746,369
Atlas Air Worldwide Holdings, Inc.(b)(c)	33,454	2,306,319
CoreCivic, Inc.(b)	166,041	2,063,890
Deluxe Corp.	18,949	513,139
DXP Enterprises, Inc.(b)	60,476	1,429,048
GEO Group, Inc. (The)(b)(c)	463,267	3,025,133
Granite Construction, Inc.(c)	42,066	1,247,257
Greenbrier Cos., Inc. (The)(c)	48,993	2,092,491
Griffon Corp.	56,956	1,065,647
Harsco Corp.(b)	105,049	1,073,601
Hub Group, Inc., Class A(b)	12,595	845,880
KAR Auction Services, Inc.(b)(c)	76,592	1,122,839
Kelly Services, Inc., Class A	204,703	3,948,721
Matthews International Corp., Class A(c)	29,970	893,406
Meritor, Inc.(b)	61,987	2,225,953
Moog, Inc., Class A	17,504	1,398,044
NOW, Inc.(b)	161,813	1,763,762
Powell Industries, Inc.	86,325	1,666,072
Quanex Building Products Corp.	62,989	1,210,649
Resideo Technologies, Inc.(b)	58,140	1,307,569
Resources Connection, Inc.	60,687	1,043,209
SkyWest, Inc.(b)	51,035	1,487,670
Titan International, Inc.(b)	161,516	2,238,612
TrueBlue, Inc.(b)	68,148	1,742,544
Veritiv Corp.(b)	10,110	1,420,859
Wabash National Corp.(c)	86,494	1,237,729

		47,170,181

Information Technology-7.46%
Benchmark Electronics, Inc.	120,026	2,851,818
Consensus Cloud Solutions, Inc.(b)(c)	22,606	1,191,788
Ebix, Inc.(c)	34,858	1,038,768
Insight Enterprises, Inc.(b)(c)	15,781	1,568,158
NETGEAR, Inc.(b)	87,520	1,899,184
PC Connection, Inc.	44,523	2,203,443
Photronics, Inc.(b)	82,252	1,232,958
Plexus Corp.(b)	9,526	772,940
Sanmina Corp.(b)	74,460	3,044,669
ScanSource, Inc.(b)	90,381	3,094,645
TTM Technologies, Inc.(b)	172,288	2,403,418

		21,301,789

Materials-13.47%
American Vanguard Corp.	109,505	2,343,407

	Shares	Value
Materials-(continued)
Arconic Corp.(b)	25,189	$633,755
Carpenter Technology Corp.	29,245	1,116,574
Clearwater Paper Corp.(b)	45,582	1,509,220
FutureFuel Corp.	108,829	1,034,964
Glatfelter Corp.(c)	87,666	964,326
Kaiser Aluminum Corp.	8,180	789,370
Koppers Holdings, Inc.	75,041	1,820,495
Mercer International, Inc. (Germany)	265,164	4,245,276
O-I Glass, Inc.(b)(c)	95,608	1,288,796
Olympic Steel, Inc.	157,478	5,406,220
Rayonier Advanced Materials, Inc.(b)(c)	444,672	2,281,167
Schweitzer-Mauduit International, Inc., Class A	55,924	1,407,048
SunCoke Energy, Inc.	452,482	3,764,650
Sylvamo Corp.(b)	42,774	1,909,859
TimkenSteel Corp.(b)	204,620	4,229,495
Tredegar Corp.(c)	155,940	1,785,513
Trinseo PLC	41,293	1,959,353

		38,489,488

Real Estate-2.08%
Diversified Healthcare Trust	372,032	837,072
Franklin Street Properties Corp.	183,458	946,643
Office Properties Income Trust	31,341	677,593
Orion Office REIT, Inc.	41,279	553,964
RE/MAX Holdings, Inc., Class A	21,989	515,862
Realogy Holdings Corp.(b)(c)	219,379	2,404,394

		5,935,528

Total Common Stocks & Other Equity Interests (Cost $294,860,889)		285,547,431

Money Market Funds-0.03%
Invesco Government & Agency Portfolio, Institutional Class, 0.35%(e)(f) (Cost $104,095)	104,095	104,095

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.97% (Cost $294,964,984)		285,651,526

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-19.83%
Invesco Private Government Fund, 0.40%(e)(f)(g)	16,991,207	16,991,207
Invesco Private Prime Fund, 0.35%(e)(f)(g)	39,656,595	39,656,595

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $56,645,487)		56,647,802

TOTAL INVESTMENTS IN SECURITIES-119.80% (Cost $351,610,471)		342,299,328
OTHER ASSETS LESS LIABILITIES-(19.80)%		(56,581,583)

NET ASSETS-100.00%		$285,717,745

Investment Abbreviations:

REIT -Real Estate Investment Trust

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Invesco S&P SmallCap 600® Pure Value ETF (RZV)–(continued)

April 30, 2022

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2022.
(d)	Restricted security. The value of this security at April 30, 2022 represented less than 1% of the Fund’s Net Assets.
(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2022.

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2022	Dividend Income
Invesco Mortgage Capital, Inc.	$-	$842,799	$(92,199)	$(263,000)	$(1,964)	$485,636	$49,144
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	125,192	11,287,513	(11,308,610)	-	-	104,095	115
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	10,807,634	91,700,622	(85,517,049)	-	-	16,991,207	9,530	*
Invesco Private Prime Fund	16,211,450	183,805,937	(160,347,785)	2,315	(15,322)	39,656,595	35,540	*

Total	$27,144,276	$287,636,871	$(257,265,643)	$(260,685)	$(17,286)	$57,237,533	$94,329

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of April 30, 2022.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Statements of Assets and Liabilities

April 30, 2022

	Invesco S&P 500® Pure Growth ETF (RPG)	Invesco S&P 500® Pure Value ETF (RPV)	Invesco S&P 500® Top 50 ETF (XLG)
Assets:
Unaffiliated investments in securities, at value(a)	$2,282,351,377	$3,734,466,352	$2,138,517,944
Affiliated investments in securities, at value	74,160,117	157,031,038	37,739,153
Receivable for:
Dividends	1,100,867	3,654,836	1,915,484
Securities lending	7,082	17,101	3,257
Investments sold	12,697,205	-	-
Fund shares sold	1,649,885	-	6,414,277

Total assets	2,371,966,533	3,895,169,327	2,184,590,115

Liabilities:
Due to custodian	400,205	21,163	715,353
Payable for:
Investments purchased	1,650,430	-	6,418,447
Collateral upon return of securities loaned	74,152,585	120,783,108	37,734,810
Fund shares repurchased	12,696,947	-	-
Accrued unitary management fees	730,034	1,124,058	379,619

Total liabilities	89,630,201	121,928,329	45,248,229

Net Assets	$2,282,336,332	$3,773,240,998	$2,139,341,886

Net assets consist of:
Shares of beneficial interest	$2,817,678,329	$4,119,996,825	$1,780,995,551
Distributable earnings (loss)	(535,341,997)	(346,755,827)	358,346,335

Net Assets	$2,282,336,332	$3,773,240,998	$2,139,341,886

Shares outstanding (unlimited amount authorized, $0.01 par value)	14,380,299	46,232,836	6,810,785
Net asset value	$158.71	$81.61	$314.11

Market price	$158.73	$81.60	$313.84

Unaffiliated investments in securities, at cost	$2,445,343,868	$3,691,353,574	$1,718,451,000

Affiliated investments in securities, at cost	$74,152,585	$167,163,847	$37,734,810

(a) Includes securities on loan with an aggregate value of:	$67,747,130	$115,283,830	$35,726,768

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Invesco S&P MidCap 400® Pure Growth ETF (RFG)	Invesco S&P MidCap 400® Pure Value ETF (RFV)	Invesco S&P SmallCap 600® Pure Growth ETF (RZG)	Invesco S&P SmallCap 600® Pure Value ETF (RZV)

$283,657,845	$140,021,550	$109,116,736	$285,061,795
68,626,458	25,139,989	36,925,796	57,237,533
207,670	101,843	15,914	143,761
14,545	2,764	3,610	5,647
-	-	-	-
-	-	1,240,496	-

352,506,518	165,266,146	147,302,552	342,448,736

60,789	7,124	-	-
-	-	1,239,554	-
68,625,145	25,049,022	36,867,485	56,645,487
-	-	-	-
86,597	42,040	34,037	85,504

68,772,531	25,098,186	38,141,076	56,730,991

$283,733,987	$140,167,960	$109,161,476	$285,717,745

$514,673,449	$210,336,891	$242,954,396	$438,573,631
(230,939,462)	(70,168,931)	(133,792,920)	(152,855,886)

$283,733,987	$140,167,960	$109,161,476	$285,717,745

1,520,021	1,560,499	880,004	3,120,040
$186.66	$89.82	$124.05	$91.58

$186.49	$89.63	$123.88	$91.61

$303,477,174	$150,252,894	$132,456,681	$294,112,253

$68,625,145	$25,138,337	$36,924,413	$57,498,218

$65,277,493	$23,810,750	$34,589,761	$53,453,213

37

Statements of Operations

For the year ended April 30, 2022

	Invesco S&P 500® Pure Growth ETF (RPG)	Invesco S&P 500® Pure Value ETF (RPV)	Invesco S&P 500® Top 50 ETF (XLG)
Investment income:
Unaffiliated dividend income	$12,228,814	$71,412,033	$26,647,190
Affiliated dividend income	201	1,119,003	603
Securities lending income	59,701	118,610	20,172
Foreign withholding tax	-	-	-

Total investment income	12,288,716	72,649,646	26,667,965

Expenses:
Unitary management fees	10,561,614	10,629,175	4,367,232
Other expenses	-	426	-

Total expenses	10,561,614	10,629,601	4,367,232

Less: Waivers	(30)	(108)	(66)

Net expenses	10,561,584	10,629,493	4,367,166

Net investment income	1,727,132	62,020,153	22,300,799

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(22,998,459)	(63,584,567)	(8,829,917)
Affiliated investment securities	(28,204)	(3,463,368)	(11,038)
Unaffiliated in-kind redemptions	515,879,805	359,949,370	196,049,344
Affiliated in-kind redemptions	-	4,952,819	-

Net realized gain	492,853,142	297,854,254	187,208,389

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(765,705,843)	(224,898,754)	(231,472,080)
Affiliated investment securities	7,531	(18,727,842)	4,343

Change in net unrealized appreciation (depreciation)	(765,698,312)	(243,626,596)	(231,467,737)

Net realized and unrealized gain (loss)	(272,845,170)	54,227,658	(44,259,348)

Net increase (decrease) in net assets resulting from operations	$(271,118,038)	$116,247,811	$(21,958,549)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Invesco S&P MidCap 400® Pure Growth ETF (RFG)	Invesco S&P MidCap 400® Pure Value ETF (RFV)	Invesco S&P SmallCap 600® Pure Growth ETF (RZG)	Invesco S&P SmallCap 600® Pure Value ETF (RZV)

$1,749,966	$3,567,446	$963,989	$4,000,233
164	64	34	49,259
74,039	16,199	84,153	41,499
-	-	(1,052)	(4,219)

1,824,169	3,583,709	1,047,124	4,086,772

1,313,561	569,453	471,879	1,099,247
-	-	-	-

1,313,561	569,453	471,879	1,099,247

(4)	(7)	(5)	(8)

1,313,557	569,446	471,874	1,099,239

510,612	3,014,263	575,250	2,987,533

(11,746,652)	(4,223,281)	(4,232,480)	(7,548,106)
(11,559)	(6,369)	(10,094)	(15,442)
55,112,732	25,360,678	27,326,970	64,575,149
-	-	-	(1,844)

43,354,521	21,131,028	23,084,396	57,009,757

(113,801,474)	(32,406,220)	(53,378,633)	(50,884,420)

1,313	1,652	1,383	(260,685)

(113,800,161)	(32,404,568)	(53,377,250)	(51,145,105)

(70,445,640)	(11,273,540)	(30,292,854)	5,864,652

$(69,935,028)	$(8,259,277)	$(29,717,604)	$8,852,185

39

Statements of Changes in Net Assets

For the years ended April 30, 2022 and 2021

	Invesco S&P 500® Pure Growth ETF (RPG)		Invesco S&P 500® Pure Value ETF (RPV)
	2022	2021	2022	2021
Operations:
Net investment income	$1,727,132	$5,923,715	$62,020,153	$21,377,264
Net realized gain	492,853,142	339,923,200	297,854,254	1,522,849
Change in net unrealized appreciation (depreciation)	(765,698,312)	643,823,132	(243,626,596)	516,940,386

Net increase (decrease) in net assets resulting from operations	(271,118,038)	989,670,047	116,247,811	539,840,499

Distributions to Shareholders from:
Distributable earnings	(119,825)	(8,103,553)	(51,458,072)	(22,328,116)

Shareholder Transactions:
Proceeds from shares sold	1,901,217,760	1,094,025,663	3,495,329,984	1,540,688,142
Value of shares repurchased	(1,998,029,879)	(1,620,306,685)	(2,025,732,789)	(315,891,971)

Net increase (decrease) in net assets resulting from share transactions	(96,812,119)	(526,281,022)	1,469,597,195	1,224,796,171

Net increase (decrease) in net assets	(368,049,982)	455,285,472	1,534,386,934	1,742,308,554

Net assets:
Beginning of year	2,650,386,314	2,195,100,842	2,238,854,064	496,545,510

End of year	$2,282,336,332	$2,650,386,314	$3,773,240,998	$2,238,854,064

Changes in Shares Outstanding:
Shares sold	9,250,000	7,020,000	43,130,000	23,420,000
Shares repurchased	(10,220,000)	(10,470,000)	(26,030,000)	(5,140,000)
Shares outstanding, beginning of year	15,350,299	18,800,299	29,132,836	10,852,836

Shares outstanding, end of year	14,380,299	15,350,299	46,232,836	29,132,836

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Invesco S&P 500® Top 50 ETF (XLG)		Invesco S&P Midcap 400® Pure Growth ETF (RFG)
2022	2021	2022	2021

$22,300,799	$21,652,115	$510,612	$27,076
187,208,389	110,375,037	43,354,521	63,304,051
(231,467,737)	421,915,124	(113,800,161)	124,557,720

(21,958,549)	553,942,276	(69,935,028)	187,888,847

(22,288,877)	(20,757,071)	(290,367)	(633,740)

722,727,072	372,960,417	137,069,734	165,857,673
(351,981,215)	(216,049,793)	(187,101,780)	(219,728,451)

370,745,857	156,910,624	(50,032,046)	(53,870,778)

326,498,431	690,095,829	(120,257,441)	133,384,329

1,812,843,455	1,122,747,626	403,991,428	270,607,099

$2,139,341,886	$1,812,843,455	$283,733,987	$403,991,428

2,080,000	1,510,000	610,000	870,000
(1,050,000)	(780,000)	(860,000)	(1,150,000)
5,780,785	5,050,785	1,770,021	2,050,021

6,810,785	5,780,785	1,520,021	1,770,021

41

Statements of Changes in Net Assets–(continued)

For the years ended April 30, 2022 and 2021

	Invesco S&P MidCap 400® Pure Value ETF (RFV)		Invesco S&P SmallCap 600® Pure Growth ETF (RZG)
	2022	2021	2022	2021
Operations:
Net investment income	$3,014,263	$827,152	$575,250	$462,214
Net realized gain	21,131,028	3,638,552	23,084,396	6,712,698
Change in net unrealized appreciation (depreciation)	(32,404,568)	48,017,993	(53,377,250)	59,896,509

Net increase (decrease) in net assets resulting from operations	(8,259,277)	52,483,697	(29,717,604)	67,071,421

Distributions to Shareholders from:
Distributable earnings	(2,774,070)	(1,217,459)	(432,797)	(477,180)

Shareholder Transactions:
Proceeds from shares sold	134,036,525	102,432,486	129,783,035	14,013,999
Value of shares repurchased	(146,614,490)	(46,091,777)	(128,659,135)	(39,027,883)

Net increase (decrease) in net assets resulting from share transactions	(12,577,965)	56,340,709	1,123,900	(25,013,884)

Net increase (decrease) in net assets	(23,611,312)	107,606,947	(29,026,501)	41,580,357

Net assets:
Beginning of year	163,779,272	56,172,325	138,187,977	96,607,620

End of year	$140,167,960	$163,779,272	$109,161,476	$138,187,977

Changes in Shares Outstanding:
Shares sold	1,390,000	1,240,000	900,000	100,000
Shares repurchased	(1,580,000)	(690,000)	(890,000)	(330,000)
Shares outstanding, beginning of year	1,750,499	1,200,499	870,004	1,100,004

Shares outstanding, end of year	1,560,499	1,750,499	880,004	870,004

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Invesco S&P SmallCap 600® Pure Value ETF (RZV)
2022	2021

$2,987,533	$1,385,706
57,009,757	5,245,793

(51,145,105)	95,982,093

8,852,185	102,613,592

(2,916,498)	(1,364,203)

194,344,627	269,839,422
(252,069,646)	(115,423,970)

(57,725,019)	154,415,452

(51,789,332)	255,664,841

337,507,077	81,842,236

$285,717,745	$337,507,077

2,030,000	3,550,000
(2,710,000)	(1,650,000)
3,800,040	1,900,040

3,120,040	3,800,040

43

Financial Highlights

Invesco S&P 500® Pure Growth ETF (RPG)

	Years Ended April 30,				Six Months Ended April 30,		Year Ended October 31,
	2022	2021	2020	2019	2018		2017
Per Share Operating Performance:
Net asset value at beginning of year	$172.66	$116.76	$119.17	$109.10	$103.50		$82.11

Net investment income(a)	0.11	0.34	1.00	0.60	0.25		0.47
Net realized and unrealized gain (loss) on investments	(14.05)	56.02	(2.28)	10.04	5.55		21.52

Total from investment operations	(13.94)	56.36	(1.28)	10.64	5.80		21.99

Distributions to shareholders from:
Net investment income	(0.01)	(0.46)	(1.13)	(0.57)	(0.20)		(0.60)

Net asset value at end of year	$158.71	$172.66	$116.76	$119.17	$109.10		$103.50

Market price at end of year(b)	$158.73	$172.70	$116.76	$119.19	$109.20

Net Asset Value Total Return(c)	(8.08)%	48.37%	(1.02)%	9.79%	5.61%		26.87%
Market Price Total Return(c)	(8.10)%	48.40%	(1.03)%	9.71%	5.71%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$2,282,336	$2,650,386	$2,195,101	$2,842,159	$2,345,747		$2,214,956
Ratio to average net assets of:
Expenses	0.35%	0.35%	0.35%	0.35%	0.35	%(d)	0.35%
Net investment income	0.06%	0.23%	0.84%	0.53%	0.47	%(d)	0.52%
Portfolio turnover rate(e)	45%	56%	73%	64%	52%		58%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Financial Highlights–(continued)

Invesco S&P 500® Pure Value ETF (RPV)

	Years Ended April 30,				Six Months Ended April 30,		Year Ended October 31,
	2022	2021	2020	2019	2018		2017
Per Share Operating Performance:
Net asset value at beginning of year	$76.85	$45.75	$66.34	$66.33	$62.43		$52.33

Net investment income(a)	1.64	1.31	1.65	1.49	0.63		1.11
Net realized and unrealized gain (loss) on investments	4.51	31.03	(20.59)	(0.01)	3.84		10.05

Total from investment operations	6.15	32.34	(18.94)	1.48	4.47		11.16

Distributions to shareholders from:
Net investment income	(1.39)	(1.24)	(1.65)	(1.47)	(0.57)		(1.06)

Net asset value at end of year	$81.61	$76.85	$45.75	$66.34	$66.33		$62.43

Market price at end of year(b)	$81.60	$76.88	$45.86	$66.36	$66.38

Net Asset Value Total Return(c)	8.13%	71.67%	(28.82)%	2.37%	7.17%		21.44%
Market Price Total Return(c)	8.06%	71.32%	(28.67)%	2.33%	7.25%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$3,773,241	$2,238,854	$496,546	$928,883	$882,392		$830,507
Ratio to average net assets of:
Expenses	0.35%	0.35%	0.35%	0.35%	0.35	%(d)	0.35%
Net investment income	2.04%	2.16%	2.64%	2.29%	1.94	%(d)	1.89%
Portfolio turnover rate(e)	32%	46%	46%	37%	35%		46%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco S&P 500® Top 50 ETF (XLG)

	Years Ended April 30,				Six Months Ended April 30,		Year Ended October 31,
	2022	2021	2020	2019	2018		2017
Per Share Operating Performance:
Net asset value at beginning of year	$313.60	$222.29	$212.34	$187.22	$183.08		$150.05

Net investment income(a)	3.48	3.66	3.70	3.72	1.71		3.35
Net realized and unrealized gain on investments	0.53	91.14	9.96	25.18	4.18		32.95

Total from investment operations	4.01	94.80	13.66	28.90	5.89		36.30

Distributions to shareholders from:
Net investment income	(3.50)	(3.49)	(3.71)	(3.78)	(1.75)		(3.27)

Net asset value at end of year	$314.11	$313.60	$222.29	$212.34	$187.22		$183.08

Market price at end of year(b)	$313.84	$313.62	$222.49	$212.32	$187.43

Net Asset Value Total Return(c)	1.21%	42.97%	6.61%	15.64%	3.20%		24.40%
Market Price Total Return(c)	1.12%	42.85%	6.73%	15.50%	3.20%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$2,139,342	$1,812,843	$1,122,748	$838,904	$683,491		$686,711
Ratio to average net assets of:
Expenses	0.20%	0.20%	0.20%	0.20%	0.20	%(d)	0.20%
Net investment income	1.02%	1.36%	1.71%	1.89%	1.81	%(d)	2.00%
Portfolio turnover rate(e)	5%	5%	8%	8%	1%		4%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

Financial Highlights–(continued)

Invesco S&P MidCap 400® Pure Growth ETF (RFG)

	Years Ended April 30,				Six Months Ended April 30,		Year Ended October 31,
	2022	2021	2020	2019	2018		2017
Per Share Operating Performance:
Net asset value at beginning of year	$228.24	$132.00	$151.86	$154.65	$150.04		$119.22

Net investment income(a)	0.30	0.01	0.95	1.07	0.22		0.90
Net realized and unrealized gain (loss) on investments	(41.69)	96.56	(19.90)	(2.69)	4.77		30.73

Total from investment operations	(41.39)	96.57	(18.95)	(1.62)	4.99		31.63

Distributions to shareholders from:
Net investment income	(0.19)	(0.33)	(0.91)	(1.17)	(0.38)		(0.81)

Net asset value at end of year	$186.66	$228.24	$132.00	$151.86	$154.65		$150.04

Market price at end of year(b)	$186.49	$228.23	$132.20	$151.97	$154.80

Net Asset Value Total Return(c)	(18.15)%	73.26%	(12.46)%	(1.05)%	3.32%		26.59%
Market Price Total Return(c)	(18.21)%	72.95%	(12.39)%	(1.07)%	3.45%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$283,734	$403,991	$270,607	$493,563	$595,412		$585,170
Ratio to average net assets of:
Expenses	0.35%	0.35%	0.35%	0.35%	0.35	%(d)	0.35%
Net investment income	0.14%	0.01%	0.66%	0.69%	0.29	%(d)	0.66%
Portfolio turnover rate(e)	83%	73%	94%	86%	70%		81%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco S&P MidCap 400® Pure Value ETF (RFV)

	Years Ended April 30,				Six Months Ended April 30,		Year Ended October 31,
	2022	2021	2020	2019	2018		2017
Per Share Operating Performance:
Net asset value at beginning of year	$93.56	$46.79	$69.61	$65.71	$65.44		$53.46

Net investment income(a)	1.75	0.72	1.41	0.81	0.49		0.75
Net realized and unrealized gain (loss) on investments	(3.84)	47.07	(22.86)	3.90	0.21		12.01

Total from investment operations	(2.09)	47.79	(21.45)	4.71	0.70		12.76

Distributions to shareholders from:
Net investment income	(1.65)	(1.02)	(1.37)	(0.81)	(0.43)		(0.78)

Net asset value at end of year	$89.82	$93.56	$46.79	$69.61	$65.71		$65.44

Market price at end of year(b)	$89.63	$93.64	$46.86	$69.69	$65.78

Net Asset Value Total Return(c)	(2.28)%	103.18%	(30.96)%	7.25%	1.05%		23.93%
Market Price Total Return(c)	(2.56)%	103.05%	(30.94)%	7.25%	1.19%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$140,168	$163,779	$56,172	$142,737	$101,890		$108,015
Ratio to average net assets of:
Expenses	0.35%	0.35%	0.35%	0.35%	0.35	%(d)	0.35%
Net investment income	1.85%	1.07%	2.25%	1.20%	1.47	%(d)	1.21%
Portfolio turnover rate(e)	47%	65%	61%	57%	44%		76%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Financial Highlights–(continued)

Invesco S&P SmallCap 600® Pure Growth ETF (RZG)

	Years Ended April 30,				Six Months Ended April 30,		Year Ended October 31,
	2022	2021	2020	2019	2018		2017
Per Share Operating Performance:
Net asset value at beginning of year	$158.84	$87.82	$115.59	$114.43	$111.12		$82.65

Net investment income(a)	0.67	0.47	0.74	0.32	0.36		0.46
Net realized and unrealized gain (loss) on investments	(34.95)	71.04	(27.63)	1.32	3.33		28.43

Total from investment operations	(34.28)	71.51	(26.89)	1.64	3.69		28.89

Distributions to shareholders from:
Net investment income	(0.51)	(0.49)	(0.88)	(0.48)	(0.38)		(0.42)

Net asset value at end of year	$124.05	$158.84	$87.82	$115.59	$114.43		$111.12
Market price at end of year(b)	$123.88	$158.74	$87.97	$115.58	$114.61		.

Net Asset Value Total Return(c)	(21.63)%	81.63%	(23.30)%	1.43%	3.32%		35.01%
Market Price Total Return(c)	(21.68)%	81.22%	(23.16)%	1.26%	3.36%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$109,161	$138,188	$96,608	$236,954	$263,179		$238,904
Ratio to average net assets of:
Expenses	0.35%	0.35%	0.35%	0.35%	0.35	%(d)	0.35%
Net investment income	0.43%	0.38%	0.69%	0.26%	0.64	%(d)	0.45%
Portfolio turnover rate(e)	80%	79%	85%	71%	56%		70%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco S&P SmallCap 600® Pure Value ETF (RZV)

	Years Ended April 30,				Six Months Ended April 30,		Year Ended October 31,
	2022	2021	2020	2019	2018		2017
Per Share Operating Performance:
Net asset value at beginning of year	$88.82	$43.07	$67.47	$71.57	$70.68		$60.52

Net investment income(a)	0.90	0.57	0.68	0.99	0.46		0.62
Net realized and unrealized gain (loss) on investments	2.75	45.63	(24.39)	(4.02)	0.86		10.18

Total from investment operations	3.65	46.20	(23.71)	(3.03)	1.32		10.80

Distributions to shareholders from:
Net investment income	(0.89)	(0.45)	(0.69)	(1.07)	(0.43)		(0.64)

Net asset value at end of year	$91.58	$88.82	$43.07	$67.47	$71.57		$70.68

Market price at end of year(b)	$91.61	$88.87	$43.14	$67.53	$71.64

Net Asset Value Total Return(c)	4.10%	107.66%	(35.31)%	(4.27)%	1.87%		17.88%
Market Price Total Return(c)	4.08%	107.44%	(35.27)%	(4.28)%	1.76%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$285,718	$337,507	$81,842	$192,279	$164,625		$236,795
Ratio to average net assets of:
Expenses	0.35%	0.35%	0.35%	0.35%	0.35	%(d)	0.35%
Net investment income	0.95%	0.86%	1.14%	1.38%	1.28	%(d)	0.91%
Portfolio turnover rate(e)	54%	74%	70%	52%	48%		68%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

Notes to Financial Statements

Invesco Exchange-Traded Fund Trust

April 30, 2022

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust (the “Trust”) was organized as a Massachusetts business trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name

Invesco S&P 500® Pure Growth ETF (RPG)	“S&P 500® Pure Growth ETF”

Invesco S&P 500® Pure Value ETF (RPV)	“S&P 500® Pure Value ETF”

Invesco S&P 500® Top 50 ETF (XLG)	“S&P 500® Top 50 ETF”

Invesco S&P MidCap 400® Pure Growth ETF (RFG)	“S&P MidCap 400® Pure Growth ETF”

Invesco S&P MidCap 400® Pure Value ETF (RFV)	“S&P MidCap 400® Pure Value ETF”

Invesco S&P SmallCap 600® Pure Growth ETF (RZG)	“S&P SmallCap 600® Pure Growth ETF”

Invesco S&P SmallCap 600® Pure Value ETF (RZV)	“S&P SmallCap 600® Pure Value ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s shares are listed and traded on NYSE Arca, Inc.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each of the Funds is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an Underlying Index):

Fund	Underlying Index

S&P 500® Pure Growth ETF	S&P 500® Pure Growth Index

S&P 500® Pure Value ETF	S&P 500® Pure Value Index

S&P 500® Top 50 ETF	S&P 500® Top 50 Index

S&P MidCap 400® Pure Growth ETF	S&P MidCap 400® Pure Growth Index

S&P MidCap 400® Pure Value ETF	S&P MidCap 400® Pure Value Index

S&P SmallCap 600® Pure Growth ETF	S&P SmallCap 600® Pure Growth Index

S&P SmallCap 600® Pure Value ETF	S&P SmallCap 600® Pure Value Index

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter (“OTC”) market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts may be valued up to 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

48

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible debt securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, a Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of

49

withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to a Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of a Fund’s NAV and, accordingly, they reduce a Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

C.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders - Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

E.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).

Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from a Fund’s unitary management fee and are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates

50

and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Board member who is not an “interested person” (as defined in the 1940 Act) of the Trust (each, an “Independent Trustee”) is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

On September 14, 2021, the Board of Trustees appointed Invesco Advisers, Inc. (“Invesco”), an affiliate of the Adviser, to serve as an affiliated securities lending agent for each Fund participating in the securities lending program. The Bank of New York Mellon (“BNYM”) also continues to serve as a lending agent. Prior to September 14, 2021, BNYM served as the sole securities lending agent for each Fund under the securities lending program. To the extent a Fund utilizes Invesco as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the period September 14, 2021 through April 30, 2022, each Fund had affiliated securities lending transactions with Invesco. Fees paid to Invesco for securities lending agent services, which are included in Securities lending income on the Statements of Operations, were incurred by each Fund as listed below:

Amount

S&P 500® Pure Growth ETF	$1,919

S&P 500® Pure Value ETF	3,648

S&P 500® Top 50 ETF	1,824

S&P MidCap 400® Pure Growth ETF	2,832

S&P MidCap 400® Pure Value ETF	649

S&P SmallCap 600® Pure Growth ETF	1,075

S&P SmallCap 600® Pure Value ETF	1,013

J.	Other Risks

Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an

51

agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes or could experience extended market closures or trading halts, may increase this risk.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Growth Risk. For certain Funds, the market values of “growth” securities may be more volatile than other types of investments. The returns on “growth” securities may or may not move in tandem with the returns on other styles of investing or the overall stock market. Growth securities typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Thus, the value of a Fund’s investments will vary and at times may be lower than that of other types of investments.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to each Fund’s NAV.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. Because S&P 500® Top 50 ETF is non-diversified, and to the extent certain Funds become non-diversified, and can invest a greater portion of their assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

52

Value Investing Risk. For certain Funds, value securities are subject to the risk that the valuations never improve or that the returns on value securities are less than returns on other styles of investing or the overall stock market. Thus, the value of a Fund’s investments will vary and at times may be lower than that of other types of investments.

COVID-19 Risk. The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Funds’ performance.

NOTE 3–Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

Pursuant to the Investment Advisory Agreement, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

Unitary Management Fees (as a % of average daily net assets)

S&P 500® Pure Growth ETF	0.35%

S&P 500® Pure Value ETF	0.35%

S&P 500® Top 50 ETF	0.20%

S&P MidCap 400® Pure Growth ETF	0.35%

S&P MidCap 400® Pure Value ETF	0.35%

S&P SmallCap 600® Pure Growth ETF	0.35%

S&P SmallCap 600® Pure Value ETF	0.35%

Further, through at least August 31, 2024, the Adviser has contractually agreed to waive the management fee payable by each Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s investments in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser or (ii) the management fee available to be waived. These waivers do not apply to a Fund’s investment of cash collateral received for securities lending. There is no guarantee that the Adviser will extend the waiver of these fees past that date.

For the fiscal year ended April 30, 2022, the Adviser waived fees for each Fund in the following amounts:

S&P 500® Pure Growth ETF	$30

S&P 500® Pure Value ETF	108

S&P 500® Top 50 ETF	66

S&P MidCap 400® Pure Growth ETF	4

S&P MidCap 400® Pure Value ETF	7

S&P SmallCap 600® Pure Growth ETF	5

S&P SmallCap 600® Pure Value ETF	8

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into licensing agreements on behalf of each Fund with S&P Dow Jones Indices LLC (the “Licensor”).

Each Underlying Index name trademark is owned by the Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensor, and the Licensor makes no representation regarding the advisability of investing in any of the Funds.

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The Trust has entered into service agreements whereby BNYM, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

For the fiscal year ended April 30, 2022, the following Funds incurred brokerage commissions with Invesco Capital Markets, Inc. (“ICMI”), an affiliate of the Adviser and Distributor, for portfolio transactions executed on behalf of the Funds, as listed below:

S&P 500® Pure Growth ETF	$24,852

S&P 500® Pure Value ETF	93,727

S&P 500® Top 50 ETF	1,441

S&P MidCap 400® Pure Growth ETF	23,878

S&P MidCap 400® Pure Value ETF	21,183

S&P SmallCap 600® Pure Growth ETF	12,948

S&P SmallCap 600® Pure Value ETF	22,209

Portfolio transactions with ICMI that have not settled at period-end, if any, are shown in the Statements of Assets and Liabilities under the receivable caption Investments sold - affiliated broker and/or payable caption Investments purchased – affiliated broker.

NOTE 4–Security Transactions with Affiliated Funds

Each Fund is permitted to purchase or sell securities from or to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by each Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.

For the fiscal year ended April 30, 2022, the following Funds engaged in transactions with affiliates as listed below:

	Securities Purchases	Securities Sales	Net Realized Gains (Losses)*

S&P 500® Pure Growth ETF	$1,889,453	$8,636,901	$(34,277)

S&P 500® Pure Value ETF	-	2,119,215	(997,262)

S&P MidCap 400® Pure Growth ETF	7,345,272	12,620,200	(1,833,752)

S&P MidCap 400® Pure Value ETF	4,627,105	4,989,070	(134,425)

S&P SmallCap 600® Pure Growth ETF	1,839,773	2,050,079	916,364

S&P SmallCap 600® Pure Value ETF	1,383,738	-	-

*	Net realized gains (losses) from securities sold to affiliates are included in net realized gain (loss) from investment securities in the Statements of Operations.

NOTE 5–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	–	Prices are determined using quoted prices in an active market for identical assets.
Level 2	–

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3	–	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent

54

uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
S&P 500® Pure Growth ETF
Investments in Securities
Common Stocks & Other Equity Interests	$2,282,351,377	$-	$-	$2,282,351,377
Money Market Funds	-	74,160,117	-	74,160,117

Total Investments	$2,282,351,377	$74,160,117	$-	$2,356,511,494

S&P 500® Pure Value ETF
Investments in Securities
Common Stocks & Other Equity Interests	$3,770,482,955	$-	$-	$3,770,482,955
Money Market Funds	228,618	120,785,817	-	121,014,435

Total Investments	$3,770,711,573	$120,785,817	$-	$3,891,497,390

S&P 500® Top 50 ETF
Investments in Securities
Common Stocks & Other Equity Interests	$2,138,517,944	$-	$-	$2,138,517,944
Money Market Funds	-	37,739,153	-	37,739,153

Total Investments	$2,138,517,944	$37,739,153	$-	$2,176,257,097

S&P MidCap 400® Pure Growth ETF
Investments in Securities
Common Stocks & Other Equity Interests	$283,657,845	$-	$-	$283,657,845
Money Market Funds	-	68,626,458	-	68,626,458

Total Investments	$283,657,845	$68,626,458	$-	$352,284,303

S&P MidCap 400® Pure Value ETF
Investments in Securities
Common Stocks & Other Equity Interests	$140,021,550	$-	$-	$140,021,550
Money Market Funds	89,315	25,050,674	-	25,139,989

Total Investments	$140,110,865	$25,050,674	$-	$165,161,539

S&P SmallCap 600® Pure Growth ETF
Investments in Securities
Common Stocks & Other Equity Interests	$109,116,736		$-	$109,116,736
Money Market Funds	56,928	36,868,868	-	36,925,796

Total Investments	$109,173,664	$36,868,868	$-	$146,042,532

S&P SmallCap 600® Pure Value ETF
Investments in Securities
Common Stocks & Other Equity Interests	$285,547,431	$-	$-	$285,547,431
Money Market Funds	104,095	56,647,802	-	56,751,897

Total Investments	$285,651,526	$56,647,802	$-	$342,299,328

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2022 and 2021:

	2022	2021
	Ordinary Income*	Ordinary Income*

S&P 500® Pure Growth ETF	$119,825	$8,103,553

S&P 500® Pure Value ETF	51,458,072	22,328,116

S&P 500® Top 50 ETF	22,288,877	20,757,071

S&P MidCap 400® Pure Growth ETF	290,367	633,740

S&P MidCap 400® Pure Value ETF	2,774,070	1,217,459

S&P SmallCap 600® Pure Growth ETF	432,797	477,180

S&P SmallCap 600® Pure Value ETF	2,916,498	1,364,203

*	Includes short-term capital gain distributions, if any.

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Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Net Unrealized Appreciation (Depreciation)- Investments	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets

S&P 500® Pure Growth ETF	$ 1,607,307	$(164,438,732)	$(372,510,572)	$2,817,678,329	$2,282,336,332

S&P 500® Pure Value ETF	10,562,423	30,098,635	(387,416,885)	4,119,996,825	3,773,240,998

S&P 500® Top 50 ETF	1,963,850	418,667,240	(62,284,755)	1,780,995,551	2,139,341,886

S&P MidCap 400® Pure Growth ETF	220,245	(20,122,761)	(211,036,946)	514,673,449	283,733,987

S&P MidCap 400® Pure Value ETF	240,193	(10,673,763)	(59,735,361)	210,336,891	140,167,960

S&P SmallCap 600® Pure Growth ETF	142,453	(23,790,598)	(110,144,775)	242,954,396	109,161,476

S&P SmallCap 600® Pure Value ETF	92,537	(11,203,455)	(141,744,968)	438,573,631	285,717,745

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Funds have capital loss carryforwards as of April 30, 2022, as follows:

	No expiration
	Short-Term	Long-Term	Total*

S&P 500® Pure Growth ETF	$243,796,702	$128,713,870	$372,510,572

S&P 500® Pure Value ETF	159,125,446	228,291,439	387,416,885

S&P 500® Top 50 ETF	13,746,541	48,538,214	62,284,755

S&P MidCap 400® Pure Growth ETF	142,723,401	68,313,545	211,036,946

S&P MidCap 400® Pure Value ETF	30,806,448	28,928,913	59,735,361

S&P SmallCap 600® Pure Growth ETF	79,567,603	30,577,172	110,144,775

S&P SmallCap 600® Pure Value ETF	65,546,031	76,198,937	141,744,968

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 7–Investment Transactions

For the fiscal year ended April 30, 2022, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales

S&P 500® Pure Growth ETF	$1,353,862,766	$1,330,557,204

S&P 500® Pure Value ETF	961,560,055	962,004,010

S&P 500® Top 50 ETF	111,122,937	111,571,534

S&P MidCap 400® Pure Growth ETF	311,031,694	308,912,153

S&P MidCap 400® Pure Value ETF	75,417,923	75,554,433

S&P SmallCap 600® Pure Growth ETF	108,020,419	107,122,332

S&P SmallCap 600® Pure Value ETF	168,797,276	169,256,175

For the fiscal year ended April 30, 2022, in-kind transactions associated with creations and redemptions were as follows:

	In-kind Purchases	In-kind Sales

S&P 500® Pure Growth ETF	$1,902,925,399	$2,021,052,344

S&P 500® Pure Value ETF	3,487,739,067	2,006,938,911

S&P 500® Top 50 ETF	722,526,337	352,075,626

S&P MidCap 400® Pure Growth ETF	137,081,049	188,522,874

S&P MidCap 400® Pure Value ETF	133,869,808	146,152,454

S&P SmallCap 600® Pure Growth ETF	129,649,522	129,183,070

S&P SmallCap 600® Pure Value ETF	194,039,832	250,896,038

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

56

As of April 30, 2022, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
S&P 500® Pure Growth ETF	$196,502,864	$(360,941,596)	$(164,438,732)	$2,520,950,226
S&P 500® Pure Value ETF	266,032,747	(235,934,112)	30,098,635	3,861,398,755
S&P 500® Top 50 ETF	471,614,761	(52,947,521)	418,667,240	1,757,589,857
S&P MidCap 400® Pure Growth ETF	21,665,813	(41,788,574)	(20,122,761)	372,407,064
S&P MidCap 400® Pure Value ETF	6,936,064	(17,609,827)	(10,673,763)	175,835,302
S&P SmallCap 600® Pure Growth ETF	1,101,287	(24,891,885)	(23,790,598)	169,833,130
S&P SmallCap 600® Pure Value ETF	25,014,920	(36,218,375)	(11,203,455)	353,502,783

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended April 30, 2022, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
S&P 500® Pure Growth ETF	$-	$(515,351,880)	$515,351,880
S&P 500® Pure Value ETF	342	(363,850,004)	363,849,662
S&P 500® Top 50 ETF	1	(195,777,080)	195,777,079
S&P MidCap 400® Pure Growth ETF	-	(54,427,532)	54,427,532
S&P MidCap 400® Pure Value ETF	-	(25,017,224)	25,017,224
S&P SmallCap 600® Pure Growth ETF	-	(27,068,136)	27,068,136
S&P SmallCap 600® Pure Value ETF	-	(63,624,679)	63,624,679

NOTE 9–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of each Fund’s unitary management fee, pays for such compensation for the Funds. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 10–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in each Fund’s prospectus. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

57

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust and Shareholders of Invesco S&P 500® Pure Growth ETF, Invesco S&P 500® Pure Value ETF, Invesco S&P 500® Top 50 ETF, Invesco S&P Midcap 400® Pure Growth ETF, Invesco S&P Midcap 400® Pure Value ETF, Invesco S&P SmallCap 600® Pure Growth ETF and Invesco S&P SmallCap 600® Pure Value ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (seven of the funds constituting Invesco Exchange-Traded Fund Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2022, the related statements of operations for the year ended April 30, 2022, the statements of changes in net assets for each of the two years in the period ended April 30, 2022, including the related notes, and the financial highlights for each of the four years in the period ended April 30, 2022 and for the six months ended April 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2022, and each of the financial highlights for each of the four years in the period ended April 30, 2022 and for the six months ended April 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Predecessor Fund
Invesco S&P 500® Pure Growth ETF	Guggenheim S&P 500® Pure Growth ETF

Invesco S&P 500® Pure Value ETF	Guggenheim S&P 500® Pure Value ETF

Invesco S&P 500® Top 50 ETF	Guggenheim S&P 500® Top 50 ETF

Invesco S&P MidCap 400® Pure Growth ETF	Guggenheim S&P MidCap 400® Pure Growth ETF

Invesco S&P MidCap 400® Pure Value ETF	Guggenheim S&P MidCap 400® Pure Value ETF

Invesco S&P SmallCap 600® Pure Growth ETF	Guggenheim S&P SmallCap 600® Pure Growth ETF

Invesco S&P SmallCap 600® Pure Value ETF	Guggenheim S&P SmallCap 600® Pure Value ETF

The financial statements and financial highlights of the Predecessor Funds listed in the table above as of and for the year ended October 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report, dated December 21, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
Chicago, Illinois
June 23, 2022

58

Report of Independent Registered Public Accounting Firm–(continued)

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not determined the specific year we began serving as auditor.

59

Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2021 through April 30, 2022.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2021	Ending Account Value April 30, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco S&P 500® Pure Growth ETF (RPG)

Actual	$1,000.00	$ 749.30	0.35%	$1.52

Hypothetical (5% return before expenses)	1,000.00	1,023.06	0.35	1.76
Invesco S&P 500® Pure Value ETF (RPV)

Actual	1,000.00	1,039.50	0.35	1.77

Hypothetical (5% return before expenses)	1,000.00	1,023.06	0.35	1.76
Invesco S&P 500® Top 50 ETF (XLG)

Actual	1,000.00	883.90	0.20	0.93

Hypothetical (5% return before expenses)	1,000.00	1,023.80	0.20	1.00
Invesco S&P MidCap 400® Pure Growth ETF (RFG)

Actual	1,000.00	779.50	0.35	1.54

Hypothetical (5% return before expenses)	1,000.00	1,023.06	0.35	1.76
Invesco S&P MidCap 400® Pure Value ETF (RFV)

Actual	1,000.00	967.80	0.35	1.71

Hypothetical (5% return before expenses)	1,000.00	1,023.06	0.35	1.76

60

Calculating your ongoing Fund expenses–(continued)

	Beginning Account Value November 1, 2021	Ending Account Value April 30, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco S&P SmallCap 600® Pure Growth ETF (RZG)
Actual	$1,000.00	$ 738.70	0.35%	$1.51
Hypothetical (5% return before expenses)	1,000.00	1,023.06	0.35	1.76
Invesco S&P SmallCap 600® Pure Value ETF (RZV)
Actual	1,000.00	953.10	0.35	1.69
Hypothetical (5% return before expenses)	1,000.00	1,023.06	0.35	1.76

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended April 30, 2022. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 181/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

61

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2022:

	Qualified Business Income*	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*	Business Interest Income*
Invesco S&P 500® Pure Growth ETF	0%	100%	100%	0%	0%

Invesco S&P 500® Pure Value ETF	0%	100%	100%	0%	0%

Invesco S&P 500® Top 50 ETF	0%	100%	100%	0%	0%

Invesco S&P MidCap 400® Pure Growth ETF	0%	100%	100%	0%	0%

Invesco S&P MidCap 400® Pure Value ETF	0%	100%	100%	0%	0%

Invesco S&P SmallCap 600® Pure Growth ETF	0%	100%	100%	0%	0%

Invesco S&P SmallCap 600® Pure Value ETF	0%	100%	100%	0%	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

62

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below:

As of April 30, 2022

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chair of the Board; Chair of the Nominating and Governance Committee and Trustee	Vice Chair since 2018; Chair of the Nominating and Governance Committee and Trustee since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	224	Chair (since 2021) and member (since 2017) of the Joint Investment Committee, Mission Aviation Fellowship and MAF Foundation; Trustee, Mission Aviation Fellowship (2017-Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	224	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

63

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, First Eagle Alternative Credit LLC (2020-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Director, The Boeing Company (2009-2021); Trustee, MITRE Corporation (federally funded research development) (2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chair (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chair of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	224	Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010- Present); formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

64

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	224	Trustee (2000- Present) and Chair (2010-2017), Newberry Library; Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, Mather LifeWays (2001-2021); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

65

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Audit Committee and Trustee	Chair of the Audit Committee since 2008; Trustee since 2006	Formerly, Managing Director of Finance (2020-2021) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	224	Formerly, Treasurer (2018-2021), Finance Committee Member (2015-2021) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Investment Oversight Committee and Trustee	Chair of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	224	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

66

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	224	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Governing Council Member (2016-Present) and Chair of Education Committee (2017-2021), Independent Directors Council (IDC); Council Member, New York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Advisory Board Director, The Alberleen Group LLC (2012-2021); Board Member, 100 Women in Finance (2015-2020); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019);
					Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

67

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker–1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	224	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson–1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Board and Trustee	Chair since 2012; Trustee since 2006	Chair, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chair and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chair, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank–Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	224	Director, Penfield Children’s Center (2004-Present); Board Chair, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

68

Trustees and Officers–(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below:

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Anna Paglia–1974 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Trustee, President and Principal Executive Officer	Trustee since 2022, President and Principal Executive Officer since 2020	President and Principal Executive Officer (2020-Present) and Trustee (2022-Present), Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); Vice President, Invesco Indexing LLC (2020-Present); formerly, Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015- 2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).	224	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

69

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Adrien Deberghes–1967 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO, Fund Administration and Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial Officer, Treasurer and Vice President, The Invesco Funds (2020-Present); formerly, Senior Vice President and Treasurer, Fidelity Investments (2008-2020).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds; Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital Management LLC (2013-2018).

Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, The Invesco Funds (2014-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2020-Present); Assistant Secretary, Invesco Investment Advisers LLC (2020-Present); formerly, Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

70

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Michael McMaster–1962 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Chief Tax Officer	Since 2020	Vice President and Head of Global Fund Services Tax, Invesco Advisers, Inc. (2020-Present); Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds (2020-Present); Assistant Treasurer, Invesco Capital Management LLC (2020-Present); Chief Tax Officer and Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Treasurer, Invesco Specialized Products, LLC (2020-Present); formerly, Senior Vice President, Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS) (2007-2020).

Sheri Morris–1964 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2020-Present) and Vice President, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Treasurer (2008-2020), Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange- Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Treasurer, Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Vice President, Invesco Advisers, Inc. (2009-2020).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

71

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years

Melanie Zimdars—1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

72

Approval of Investment Advisory Contracts

At a meeting held on April 6, 2022, the Board of Trustees of the Invesco Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following 25 series (each, a “Fund” and collectively, the “Funds”):

Invesco Dow Jones Industrial Average Dividend ETF

Invesco NASDAQ Internet ETF

Invesco Raymond James SB-1 Equity ETF

Invesco S&P 500 BuyWrite ETF

Invesco S&P 500® Equal Weight Communications Services ETF

Invesco S&P 500® Equal Weight Consumer Discretionary ETF

Invesco S&P 500® Equal Weight Consumer Staples ETF

Invesco S&P 500® Equal Weight Energy ETF

Invesco S&P 500® Equal Weight ETF

Invesco S&P 500® Equal Weight Financials ETF

Invesco S&P 500® Equal Weight Health Care ETF

Invesco S&P 500® Equal Weight Industrials ETF

Invesco S&P 500® Equal Weight Materials ETF

Invesco S&P 500® Equal Weight Real Estate ETF

Invesco S&P 500® Equal Weight Technology ETF

Invesco S&P 500® Equal Weight Utilities ETF

Invesco S&P 500® Pure Growth ETF

Invesco S&P 500® Pure Value ETF

Invesco S&P 500® Top 50 ETF

Invesco S&P MidCap 400® Equal Weight ETF

Invesco S&P MidCap 400® Pure Growth ETF

Invesco S&P MidCap 400® Pure Value ETF

Invesco S&P SmallCap 600® Equal Weight ETF

Invesco S&P SmallCap 600® Pure Growth ETF

Invesco S&P SmallCap 600® Pure Value ETF

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s oversight of execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2021, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchase by Invesco of the exchange-traded funds (“ETFs”) business of Guggenheim Capital LLC (“Guggenheim”) (the “Transaction”) and that each such Fund’s performance prior to the closing of the Transaction on April 6, 2018 or May 18, 2018 is that of its predecessor Guggenheim ETF. The Trustees noted that, for each applicable period, the correlation and tracking error for each Fund were within the targeted range set forth in the Trust’s registration statement. The Trustees concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee. The Trustees noted that the annual advisory fee charged to each Fund, as set forth below, is a unitary advisory fee and that the Adviser pays all other operating expenses of each Fund, except that each Fund pays its brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses, costs incurred in connection with proxies (except certain proxies) and other extraordinary expenses:

73

Approval of Investment Advisory Contracts–(continued)

●	0.07% of the Fund’s average daily net assets for Invesco Dow Jones Industrial Average Dividend ETF;

●	0.20% of the Fund’s average daily net assets for each of Invesco S&P 500® Equal Weight ETF and Invesco S&P 500® Top 50 ETF;

●

0.35% of the Fund’s average daily net assets for each of Invesco S&P 500® Pure Growth ETF, Invesco S&P 500® Pure Value ETF, Invesco S&P MidCap 400® Pure Growth ETF, Invesco S&P MidCap 400® Pure Value ETF, Invesco S&P SmallCap 600® Pure Growth ETF and Invesco S&P SmallCap 600® Pure Value ETF;

●	0.49% of the Fund’s average daily net assets for Invesco S&P 500 BuyWrite ETF;

●	0.60% of the Fund’s average daily net assets for Invesco NASDAQ Internet ETF;

●	0.75% of the Fund’s average daily net assets for Invesco Raymond James SB-1 Equity ETF; and

●	0.40% of the Fund’s average daily net assets for each other Fund.

The Trustees compared each Fund’s net expense ratio to information compiled by the Adviser from Lipper Inc. (“Lipper”) databases on the net expense ratios of comparable ETFs, open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds. The Trustees noted that a portion of each Fund’s operating expenses was attributable to a sub-license fee payable out of the unitary advisory fee charged to that Fund.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median	Lower than Open-End Active Fund Peer Median

Invesco Dow Jones Industrial Average Dividend ETF	X	X	X

Invesco NASDAQ Internet ETF			X

Invesco Raymond James SB-1 Equity ETF			X

Invesco S&P 500 BuyWrite ETF	X	X	X

Invesco S&P 500® Equal Weight Communication Services ETF	X		X

Invesco S&P 500® Equal Weight Consumer Discretionary ETF	X		X

Invesco S&P 500® Equal Weight Consumer Staples ETF	X		X

Invesco S&P 500® Equal Weight Energy ETF	X		X

Invesco S&P 500® Equal Weight ETF	X	X	X

Invesco S&P 500® Equal Weight Financials ETF	X		X

Invesco S&P 500® Equal Weight Health Care ETF	X		X

Invesco S&P 500® Equal Weight Industrials ETF	X		X

Invesco S&P 500® Equal Weight Materials ETF	X		X

Invesco S&P 500® Equal Weight Real Estate ETF	X		X

Invesco S&P 500® Equal Weight Technology ETF	X		X

Invesco S&P 500® Equal Weight Utilities ETF	X	X	X

Invesco S&P 500® Pure Growth ETF	X	X	X

Invesco S&P 500® Pure Value ETF			X

Invesco S&P 500® Top 50 ETF	X		X

Invesco S&P MidCap 400® Equal Weight ETF			X

Invesco S&P MidCap 400® Pure Growth ETF			X

Invesco S&P MidCap 400® Pure Value ETF		X	X

Invesco S&P SmallCap 600® Equal Weight ETF			X

Invesco S&P SmallCap 600® Pure Growth ETF			X

Invesco S&P SmallCap 600® Pure Value ETF		X	X

74

Approval of Investment Advisory Contracts–(continued)

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding Invesco Raymond James SB-1 Equity ETF’s advisory fee and total expenses and the Lipper peer data. The Adviser explained its view that the advisory fee and total expenses for the Fund are competitive and generally in line with other comparable funds in the marketplace, particularly in light of the level and nature of services provided and the investment management style of the Adviser. The Trustees also considered the Adviser’s statements regarding its pricing philosophy and the differing pricing philosophy of certain of the peers.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have an investment strategy comparable to one of the Funds. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

Based on all of the information provided, the Board concluded that each Fund’s unitary advisory fee was reasonable and appropriate in light of the services provided, the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of the unitary advisory fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size and unitary advisory fee. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds. The Trustees considered whether the unitary advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund and concluded that the unitary advisory fee was reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser does not have any soft-dollar arrangements. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees, advisory fees for money market cash management vehicles and fees as the Funds’ direct securities lending agent. The Trustees also considered that Invesco Distributors, Inc., an affiliate of the Adviser, serves as each Fund’s distributor and is paid a distribution fee by the Adviser. The Board concluded that each Fund’s unitary advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

75

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Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2022 Invesco Capital Management LLC 3500 Lacey Road, Suite 700
Downers Grove, IL 60515	P-TRST1-AR-3	invesco.com/ETFs

Invesco Annual Report to Shareholders April 30, 2022

PYZ	Invesco DWA Basic Materials Momentum ETF

PEZ	Invesco DWA Consumer Cyclicals Momentum ETF

PSL	Invesco DWA Consumer Staples Momentum ETF

PXI	Invesco DWA Energy Momentum ETF

PFI	Invesco DWA Financial Momentum ETF

PTH	Invesco DWA Healthcare Momentum ETF

PRN	Invesco DWA Industrials Momentum ETF

PTF	Invesco DWA Technology Momentum ETF

PUI	Invesco DWA Utilities Momentum ETF

PNQI	Invesco NASDAQ Internet ETF

2

The Market Environment

Domestic Equity

The US stock market hit new highs in the second quarter of 2021, despite higher volatility stemming from inflation concerns and the potential for rising interest rates. Investors remained optimistic about the strength of the economic recovery after the US gross domestic product (GDP) grew at a 6.4% annualized rate for the first quarter of 2021.1 Corporate earnings also remained strong as the majority of S&P 500 companies beat Wall Street earnings forecasts. US equity markets continued to move higher in July 2021 despite inflation concerns and increasing COVID-19 infection rates due to the rapidly spreading Delta variant. Despite the Consumer Price Index (CPI) increasing monthly from June through September,2 the US Federal Reserve (the Fed) declined to raise interest rates at its September Federal Open Market Committee meeting. The US stock market saw continued volatility in August 2021 and a selloff through most of September due to increasing concerns of inflation due to a spike in oil prices and supply chain shortages causing rising costs.

Equity markets were volatile in the fourth quarter of 2021 amid record inflation and the emergence of a new COVID-19 variant. Pandemic-related supply chain disruptions and labor shortages intensified during the quarter, resulting in broadly higher input costs for companies and consumers alike. Additionally, the price of oil (West Texas Intermediate) rose to nearly $85 per barrel in October,3 causing higher gas prices for consumers and pushing energy stocks higher. The CPI reported for November increased 0.8%, resulting in a 6.8% increase over the last 12 months, the highest since 1982.2 To combat inflation, the Fed announced a faster pace of tapering at its December meeting, pledging to end its asset purchase program by March 2022. The Fed also announced the potential for three interest rate increases in 2022. With solid corporate earnings and optimism about the COVID-19 Omicron variant reporting milder symptoms, stocks rallied at 2021 year-end.

Equity markets declined in the first quarter of 2022 amid volatility sparked by Russia’s invasion of Ukraine, rising commodity prices, rampant global inflation and the Fed’s shift toward tighter monetary policy. Russia’s invasion exacerbated inflationary pressures, disrupting already strained supply chains and increasing shortages of oil, gas and raw materials. The price of oil rose sharply, with crude prices reaching their highest price per barrel since 2008.3 The CPI rose by 7.9% for the 12 months ended February 28, 2022, the largest 12-month increase since 1982.2 To combat inflation, the Fed raised the federal funds rate by one-quarter percentage point in March, with several more rate increases expected in 2022. As the war in Ukraine continued and corporate earnings in high-profile names, like Netflix reported slowing growth and profits, equity markets sold off for much of the month of April 2022. In this environment, US stocks had flat returns for the fiscal year ended April 30, 2022, of 0.21%, as measured by the S&P 500 Index.4

[1]	Source: US Bureau of Economic Analysis
[2]	Source: US Bureau of Labor Statistics
[3]	Source: Bloomberg L.P.
[4]	Source: Lipper Inc.

Global Equity

At the beginning of the fiscal year, global equity markets were bolstered by the acceleration of vaccination rollouts and easing of COVID-19-related restrictions in most developed markets, with growth stocks outperforming value stocks in most regions.

Developed global equity markets ended the second half of 2021 in positive territory despite rising inflation and the emergence of Omicron, a new COVID-19 variant. Pandemic-related supply chain disruptions and labor shortages intensified during the fiscal year, resulting in higher costs for companies and consumers. Emerging market equities declined during the fiscal year, primarily due to weak performance of Chinese equities, which were affected by significant regulatory changes in the private tutoring industry, increased regulation in the technology sector, the potential default of a large Chinese property developer (which did, in fact, default later in 2021) and COVID-19 concerns.

Global equity markets declined in the first quarter of 2022 amid volatility sparked by Russia’s invasion of Ukraine, rising commodity prices, rampant global inflation and central banks shifting toward tighter monetary policy. Russia’s invasion exacerbated inflationary pressures, disrupting already strained supply chains and increasing shortages of oil, gas and raw materials, with the price of oil rising sharply and value stocks outperforming growth stocks.

At the end of the fiscal year, global equity markets continued their decline, as they were impacted by the war in Ukraine, COVID-19 lockdowns in China and the increase of interest rates in the US to combat inflation. For the overall fiscal year, most regions were in negative territory, but developed market equities outperformed emerging market equities.

3

PYZ	Management’s Discussion of Fund Performance
Invesco DWA Basic Materials Momentum ETF (PYZ)

As an index fund, the Invesco DWA Basic Materials Momentum ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dorsey Wright® Basic Materials Technical LeadersTM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of at least 30 securities of companies in the basic materials sector that have powerful relative strength or “momentum” characteristics. The Index Provider selects these securities from approximately 2,000 of the largest constituents by market capitalization within the NASDAQ US Benchmark IndexTM. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index.

The Index Provider uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe.

After giving each eligible security a momentum score, the Index Provider selects at least 30 securities with the highest momentum scores from the basic materials sector for inclusion in the Index. Companies in the basic materials sector are principally engaged in the business of producing raw materials, including paper or wood products, chemicals, construction materials, and mining and metals.

The total number of securities in the Index may vary depending on the capitalization characteristics of the securities that qualify for inclusion in the Index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Index. The Fund employs a “full replication” methodology in seeking to track the Index, meaning that the Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2022, on a market price basis, the Fund returned 7.70%. On a net asset value (“NAV”) basis, the Fund returned 7.61%. During the same time period, the Index returned 8.28%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Materials Index (the “Benchmark Index”) returned 4.36%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 28 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the materials sector.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, of which market capitalization is one component, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the steel and aluminum sub-industries and most underweight in the industrial gases and paper packaging sub-industries during the fiscal year ended April 30, 2022. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocation to the steel sub-industry, and the overweight allocation to and stock selection within the fertilizers and agricultural chemicals sub-industry.

For the fiscal year ended April 30, 2022, the steel sub-industry contributed most significantly to the Fund’s return, followed by the fertilizers and agricultural chemicals sub-industry. Specialty chemicals and paper packaging were the largest detractors.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2022, included Alcoa Corp., an aluminum company (portfolio average weight of 4.10%), and Mosaic Co. (The), a fertilizers and agricultural chemicals company (portfolio average weight of 3.70%). Positions that detracted most significantly from the Fund’s return during this period included Allegheny Technologies, Inc., a steel company (portfolio average weight of 1.70%), and Danimer Scientific, Inc., Class A, a specialty chemicals company (portfolio average weight of 0.44%).

4

Invesco DWA Basic Materials Momentum ETF (PYZ) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2022
Steel	34.91
Fertilizers & Agricultural Chemicals	18.91
Commodity Chemicals	14.23
Specialty Chemicals	10.65
Forest Products	3.91
Gold	3.44
Aluminum	3.37
Diversified Metals & Mining	2.88
Diversified Chemicals	2.86
Copper	2.70
Oil & Gas Refining & Marketing	2.09
Money Market Funds Plus Other Assets Less Liabilities	0.05

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2022
Security
Nucor Corp.	4.59
FMC Corp.	4.39
Reliance Steel & Aluminum Co.	4.02
Louisiana-Pacific Corp.	3.91
Intrepid Potash, Inc.	3.76
Westlake Corp.	3.73
Mosaic Co. (The)	3.70
Cleveland-Cliffs, Inc.	3.58
CF Industries Holdings, Inc.	3.58
Celanese Corp.	3.58
Total	38.84

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—Dorsey Wright® Basic Materials Technical LeadersTM Index	8.28%	16.99%	60.14%	10.21%	62.60%	11.11%	186.73%	10.76%	389.76%
S&P 500® Materials Index	4.36	16.42	57.79	12.16	77.52	11.06	185.39	8.83	272.86
Fund
NAV Return	7.61	16.22	56.98	9.49	57.35	10.37	168.27	9.91	334.59
Market Price Return	7.70	16.26	57.16	9.51	57.51	10.39	168.80	9.92	335.20

5

Invesco DWA Basic Materials Momentum ETF (PYZ) (continued)

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2024. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.82% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—Dorsey Wright® Basic Materials Technical LeadersTM Index performance is comprised of the performance of the Dynamic Basic Materials Sector IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2022.

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

6

PEZ	Management’s Discussion of Fund Performance
Invesco DWA Consumer Cyclicals Momentum ETF (PEZ)

As an index fund, the Invesco DWA Consumer Cyclicals Momentum ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dorsey Wright® Consumer Cyclicals Technical LeadersTM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of at least 30 securities of companies in the consumer discretionary (or cyclicals) sector that have powerful relative strength or “momentum” characteristics. The Index Provider selects these securities from approximately 2,000 of the largest constituents by market capitalization within the NASDAQ US Benchmark IndexTM. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index.

The Index Provider uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe.

After giving each eligible security a momentum score, the Index Provider selects at least 30 securities with the highest momentum scores from the consumer discretionary sector for inclusion in the Index. Companies in the consumer discretionary sector are principally engaged in the businesses of providing consumer goods and services that are cyclical in nature, including retail, automotive, leisure and recreation, media and home construction and furnishing.

The total number of securities in the Index may vary depending on the capitalization characteristics of the securities that qualify for inclusion in the Index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Index. The Fund employs a “full replication” methodology in seeking to track the Index, meaning that the Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2022, on a market price basis, the Fund returned (20.90)%. On a net asset value (“NAV”) basis,

the Fund returned (21.10)%. During the same time period, the Index returned (20.58)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, which were partially offset by income received from the securities lending program in which the Fund participates.

During this same time period, the S&P 500® Consumer Discretionary Index (the “Benchmark Index”) returned (10.82)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 60 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the consumer discretionary sector.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track the Index, which employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization. More broadly, for the fiscal year, the Index weighting included small-, mid- and large-capitalization companies while the Benchmark Index was predominantly weighted to large-capitalization companies.

Relative to the Benchmark Index, the Fund was most overweight in the specialty stores sub-industry and most underweight in the internet & direct marketing retail sub-industry during the fiscal year ended April 30, 2022. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s underweight in automobile manufacturers sub-industry and overweight in the homebuilding sub-industry.

For the fiscal year ended April 30, 2022, the department stores retail sub-industry contributed most significantly to the Fund’s return followed by the education services sub-industry. The home building sub-industry detracted most significantly from the Fund’s return, followed by the apparel retail and movies and entertainment sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2022, included Dillard’s Inc., Class A, a department store company (portfolio average weight of 2.02%), and Houghton Mifflin Harcourt Co., an education services company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included AMC Entertainment Holdings, Inc., Class A, a movies and entertainment company (no longer held at fiscal year-end), and Cable One Inc., a cable & satellite company (no longer held at fiscal year-end).

7

Invesco DWA Consumer Cyclicals Momentum ETF (PEZ) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2022
Automotive Retail	11.91
Hotels, Resorts & Cruise Lines	11.06
Specialty Stores	10.03
Hypermarkets & Super Centers	7.11
Casinos & Gaming	6.85
Home Improvement Retail	6.38
Leisure Facilities	6.35
Department Stores	6.16
Broadcasting	5.37
Distributors	4.08
Apparel Retail	3.77
Movies & Entertainment	3.66
Homebuilding	3.15
Sub-Industry Types Each Less than 3%	14.22
Money Market Funds Plus Other Assets Less Liabilities	(0.10)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2022
Security
Dillard’s, Inc., Class A	6.16
O’Reilly Automotive, Inc.	5.41
SeaWorld Entertainment, Inc.	4.78
Signet Jewelers Ltd.	4.74
Costco Wholesale Corp.	4.04
Home Depot, Inc. (The)	3.42
BJ’s Wholesale Club Holdings, Inc.	3.07
Lowe’s Cos., Inc.	2.96
Wyndham Hotels & Resorts, Inc.	2.94
Tractor Supply Co.	2.86
Total	40.38

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—Dorsey Wright® Consumer Cyclicals Technical LeadersTM Index	(20.58)%	8.25%	26.84%	10.56%	65.22%	10.10%	161.71%	7.98%	230.04%
S&P 500® Consumer Discretionary Index	(10.82)	11.14	37.29	13.39	87.47	14.94	302.44	11.56	448.25
Fund
NAV Return	(21.10)	7.69	24.90	10.05	61.38	9.47	147.20	7.37	202.09
Market Price Return	(20.90)	7.76	25.13	10.08	61.66	9.50	147.76	7.38	202.79

8

Invesco DWA Consumer Cyclicals Momentum ETF (PEZ) (continued)

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2024. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.80% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—Dorsey Wright® Consumer Cyclicals Technical LeadersTM Index performance is comprised of the performance of the Dynamic Consumer Discretionary Sector IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2022.

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

9

PSL	Management’s Discussion of Fund Performance
Invesco DWA Consumer Staples Momentum ETF (PSL)

As an index fund, the Invesco DWA Consumer Staples Momentum ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dorsey Wright® Consumer Staples Technical LeadersTM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of at least 30 securities of companies in the consumer staples sector that have powerful relative strength or “momentum” characteristics. The Index Provider selects these securities from approximately 2,000 of the largest constituents by market capitalization within the NASDAQ US Benchmark IndexTM. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index.

The Index Provider uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe.

After giving each eligible security a momentum score, the Index Provider selects at least 30 securities with the highest momentum scores from the consumer staples sector for inclusion in the Index. Companies in the consumer staples sector are principally engaged in the businesses of providing consumer goods and services that have non-cyclical characteristics, including tobacco, textiles, food and beverages, and non-discretionary retail goods and services.

The total number of securities in the Index may vary depending on the capitalization characteristics of the securities that qualify for inclusion in the Index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Index. The Fund employs a “full replication” methodology in seeking to track the Index, meaning that the Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2022, on a market price basis, the Fund returned (9.41)%. On a net asset value (“NAV”) basis, the Fund returned (9.27)%. During the same time period, the

Index returned (9.01)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, partially offset by income received from the securities lending program in which the Fund participates.

During this same time period, the S&P 500® Consumer Staples Index (the “Benchmark Index”) returned 16.50%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 32 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the consumer staples sector.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, of which market capitalization is one component, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the personal products sub-industry and most underweight in the hypermarkets & super centers sub-industry during the fiscal year ended April 30, 2022. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s stock selection in the soft drinks sub-industry and the overweight allocation to and security selection in the personal products sub-industry.

For the fiscal year ended April 30, 2022, the agricultural products sub-industry contributed most significantly to the Fund’s return, followed by the household products and food retail sub-industries, respectively. The personal products sub-industry detracted most significantly from the Fund’s return, followed by the education services and soft drinks sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2022, included Kroger Co. (The), a food retail company (portfolio average weight of 2.89), and Bunge Ltd., an agricultural products company (portfolio average weight of 3.22%). Positions that detracted most significantly from the Fund’s return during this period included Chegg Inc., an education services company (portfolio average weight of 0.73), and Celsius Holdings, Inc., a soft drinks company (portfolio average weight of 1.96).

10

Invesco DWA Consumer Staples Momentum ETF (PSL) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2022
Packaged Foods & Meats	16.58
Food Retail	12.99
Food Distributors	12.06
Soft Drinks	11.23
Household Products	9.16
Agricultural Products	7.15
Specialized Consumer Services	7.12
Distillers & Vintners	6.62
Personal Products	5.57
Include in Sub-Industry Types Each Less than 3%	11.52
Money Market Funds Plus Other Assets Less Liabilities	0.00

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2022
Security
Procter & Gamble Co. (The)	3.73
Keurig Dr Pepper, Inc.	3.70
Archer-Daniels-Midland Co.	3.65
Church & Dwight Co., Inc.	3.60
Bunge Ltd.	3.50
Hershey Co. (The)	3.34
Performance Food Group Co.	3.31
PepsiCo, Inc.	3.28
Estee Lauder Cos., Inc. (The), Class A	3.14
Tyson Foods, Inc., Class A	3.09
Total	34.34

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—Dorsey Wright® Consumer Staples Technical LeadersTM Index	(9.01)%	6.67%	21.37%	8.73%	51.97%	11.92%	208.24%	10.19%	352.16%
S&P 500® Consumer Staples Index	16.50	14.02	48.23	10.50	64.71	11.77	204.32	10.64	381.78
Fund
NAV Return	(9.27)	6.16	19.64	8.16	48.03	11.27	190.87	9.50	310.30
Market Price Return	(9.41)	6.14	19.57	8.14	47.89	11.26	190.72	9.49	309.84

11

Invesco DWA Consumer Staples Momentum ETF (PSL) (continued)

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2024. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.75% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—Dorsey Wright® Consumer Staples Technical LeadersTM Index performance is comprised of the performance of the Dynamic Consumer Staples Sector IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2022.

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

12

PXI	Management’s Discussion of Fund Performance
Invesco DWA Energy Momentum ETF (PXI)

As an index fund, the Invesco DWA Energy Momentum ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dorsey Wright® Energy Technical LeadersTM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of at least 30 securities of companies in the energy sector that have powerful relative strength or “momentum” characteristics. The Index Provider selects these securities from approximately 2,000 of the largest constituents by market capitalization within the NASDAQ US Benchmark IndexTM. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index.

The Index Provider uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe.

After giving each eligible security a momentum score, the Index Provider selects at least 30 securities with the highest momentum scores from the energy sector for inclusion in the Index. Companies in the energy sector are principally engaged in the business of producing, distributing or servicing energy-related products, including oil and gas exploration and production, refining, oil services, pipeline, and solar, wind and other non-oil based energy.

The total number of securities in the Index may vary depending on the capitalization characteristics of the securities that qualify for inclusion in the Index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Index. The Fund employs a “full replication” methodology in seeking to track the Index, meaning that the Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2022, on a market price basis, the Fund returned 72.89%. On a net asset value (“NAV”) basis, the Fund returned 72.99%. During the same time period, the

Index returned 73.90%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, the effect of which was compounded during a time period of high returns.

During this same time period, the S&P 500® Energy Index (the “Benchmark Index”) returned 60.82%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 21 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the energy sector.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, of which market capitalization is one component, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the oil & gas exploration & production sub-industry and most underweight in the integrated oil & gas sub-industry during the fiscal year ended April 30, 2022. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to an overweight allocation to and security selection in the oil & gas exploration & production sub-industry and an overweight allocation to the oil and gas drilling sub-industry.

For the fiscal year ended April 30, 2022, the oil & gas exploration & production sub-industry contributed most significantly to the Fund’s return. The semiconductors sub-industry detracted most significantly from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2022, included Antero Resources Corp., an oil & gas exploration & production company (portfolio average weight of 3.52%), and Ovintiv Inc., an oil & gas exploration & production company (portfolio average weight of 4.56%). Positions that detracted most significantly from the Fund’s return during this period included Meta Materials Inc., a semiconductors and semiconductor equipment company (no longer held at fiscal year-end), and Continental Resources, Inc., an oil & gas exploration & production company (no longer held at fiscal year-end).

13

Invesco DWA Energy Momentum ETF (PXI) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2022
Oil & Gas Exploration & Production	59.44
Oil & Gas Equipment & Services	11.35
Oil & Gas Storage & Transportation	8.01
Coal & Consumable Fuels	5.79
Integrated Oil & Gas	4.82
Oil & Gas Drilling	4.77
Oil & Gas Refining & Marketing	4.31
Steel	1.50
Money Market Funds Plus Other Assets Less Liabilities	0.01

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2022
Security
Antero Resources Corp.	4.29
Cheniere Energy, Inc.	4.24
Range Resources Corp.	4.00
Ovintiv, Inc.	3.94
Targa Resources Corp.	3.77
Matador Resources Co.	3.65
PDC Energy, Inc.	3.61
SM Energy Co.	3.42
Devon Energy Corp.	3.16
APA Corp.	3.14
Total	37.22

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—Dorsey Wright® Energy Technical LeadersTM Index	73.90%	12.23%	41.35%	5.07%	28.08%	2.32%	25.83%	4.88%	109.75%
S&P 500® Energy Index	60.82	10.45	34.73	7.03	40.44	4.13	49.95	5.10	116.90
Fund
NAV Return	72.99	11.66	39.20	4.51	24.67	1.72	18.64	4.26	91.45
Market Price Return	72.89	11.67	39.25	4.52	24.74	1.72	18.62	4.27	91.66

14

Invesco DWA Energy Momentum ETF (PXI) (continued)

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2024. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.85% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—Dorsey Wright® Energy Technical LeadersTM Index performance is comprised of the performance of the Dynamic Energy Sector IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2022.

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

15

PFI	Management’s Discussion of Fund Performance
Invesco DWA Financial Momentum ETF (PFI)

As an index fund, the Invesco DWA Financial Momentum ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dorsey Wright® Financials Technical LeadersTM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of at least 30 securities of companies in the financials sector that have powerful relative strength or “momentum” characteristics. The Index Provider selects these securities from approximately 2,000 of the largest constituents by market capitalization within the NASDAQ US Benchmark IndexTM. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index.

The Index Provider uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe.

After giving each eligible security a momentum score, the Index Provider selects at least 30 securities with the highest momentum scores from the financials sector for inclusion in the Index. Companies in the financials sector are principally engaged in the business of providing financial services and products, including banking, investment services, insurance and real estate finance services.

The total number of securities in the Index may vary depending on the capitalization characteristics of the securities that qualify for inclusion in the Index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Index. The Fund employs a “full replication” methodology in seeking to track the Index, meaning that the Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2022, on a market price basis, the Fund returned (9.85)%. On a net asset value (“NAV”) basis, the Fund returned (9.63)%. During the same time period, the

Index returned (9.07)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Financials Index (the “Benchmark Index”) returned (3.00)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 66 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the financials sector.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an index that employs a proprietary stock selection and weighting methodology of which market capitalization is one component, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization. More broadly, for the fiscal year, the Index weighting included small-, mid- and large-capitalization companies while the Benchmark Index was predominantly weighted to large- capitalization companies.

Relative to the Benchmark Index, the Fund was most overweight in the regional banks sub-industry and most underweight in the diversified banks sub-industry during the fiscal year ended April 30, 2022. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to an overweight allocation to and security selection in the consumer finance sub-industry and an overweight allocation to and security selection in the regional banks sub-industry.

For the fiscal year ended April 30, 2022, the asset management and custody banks sub-industry contributed most significantly to the Fund’s return, followed by the paper packaging sub-industry. The regional banks sub-industry detracted most significantly from the Fund’s return, followed by the consumer finance sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2022, included Blackstone Inc., a custody banks company (no longer held at fiscal year-end), and LendingClub Corp., a consumer finance company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included Upstart Holdings, Inc., a consumer finance company (no longer held at fiscal year-end), and B. Riley Financial, Inc., an investment banking and brokerage company (portfolio average weight of 1.16%).

16

Invesco DWA Financial Momentum ETF (PFI) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2022
Regional Banks	14.01
Investment Banking & Brokerage	11.78
Specialized REITs	10.62
Industrial REITs	10.26
Residential REITs	10.18
Insurance Brokers	8.40
Asset Management & Custody Banks	6.54
Property & Casualty Insurance	5.20
Financial Exchanges & Data	5.13
Thrifts & Mortgage Finance	3.65
Sub-Industry Types Each Less than 3%	14.20
Money Market Funds Plus Other Assets Less Liabilities	0.03

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2022
Security
Sun Communities, Inc.	6.09
CubeSmart	5.54
LPL Financial Holdings, Inc.	5.36
Ameriprise Financial, Inc.	4.83
Prologis, Inc.	4.37
Rexford Industrial Realty, Inc.	3.59
Independence Realty Trust, Inc.	3.25
Nasdaq, Inc.	3.00
Marsh & McLennan Cos., Inc.	2.93
American Express Co.	2.78
Total	41.74

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—Dorsey Wright® Financials Technical LeadersTM Index	(9.07)%	11.11%	37.18%	10.47%	64.55%	10.88%	180.82%	6.08%	150.40%
S&P 500® Financials Index	(3.00)	9.59	31.61	10.24	62.79	12.95	238.03	3.37	67.38
Fund
NAV Return	(9.63)	10.45	34.73	9.80	59.59	10.15	162.89	5.33	124.12
Market Price Return	(9.85)	10.42	34.64	9.78	59.45	10.14	162.62	5.32	123.87

17

Invesco DWA Financial Momentum ETF (PFI) (continued)

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2024. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.82% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—Dorsey Wright® Financials Technical LeadersTM Index performance is comprised of the performance of the Dynamic Financial Sector IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2022.

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

18

PTH	Management’s Discussion of Fund Performance
Invesco DWA Healthcare Momentum ETF (PTH)

As an index fund, the Invesco DWA Healthcare Momentum ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dorsey Wright® Healthcare Technical LeadersTM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of at least 30 securities of companies in the healthcare sector that have powerful relative strength or “momentum” characteristics. The Index Provider selects these securities from approximately 2,000 of the largest constituents by market capitalization within the NASDAQ US Benchmark IndexTM. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index.

The Index Provider uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe.

After giving each eligible security a momentum score, the Index Provider selects at least 30 securities with the highest momentum scores from the healthcare sector for inclusion in the Index. Companies in the healthcare sector are principally engaged in the business of providing healthcare-related products and services, including biotechnology, pharmaceuticals, medical technology and supplies, and facilities.

The total number of securities in the Index may vary depending on the capitalization characteristics of the securities that qualify for inclusion in the Index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Index. The Fund employs a “full replication” methodology in seeking to track the Index, meaning that the Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2022, on a market price basis, the Fund returned (22.18)%. On a net asset value (“NAV”) basis, the Fund returned (22.24)%. During the same time period, the

Index returned (21.72)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, partially offset by income received from the securities lending program in which the Fund participates.

During this same time period, the S&P 500® Health Care Index (the “Benchmark Index”) returned 9.16%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 65 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the healthcare sector.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, of which market capitalization is one component, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the biotechnology sub-industry and most underweight in the pharmaceuticals sub-industry during the fiscal year ended April 30, 2022. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s security selection in the pharmaceuticals sub-industry.

For the fiscal year ended April 30, 2022, the healthcare supplies sub-industry contributed most significantly to the Fund’s return. The pharmaceuticals sub-industry detracted most significantly from the Fund’s return, followed by the biotechnology and life sciences tools & services sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2022, included Moderna, Inc., a biotechnology company (no longer held at fiscal year-end), and Lantheus Holdings Inc., a healthcare supplies company (portfolio average weight of 0.62%). Positions that detracted most significantly from the Fund’s return during this period included Seelos Therapeutics, Inc., a pharmaceuticals company (no longer held at fiscal year-end), and Fulcrum Therapeutics, Inc., a pharmaceuticals company (portfolio average weight of 0.63%).

19

Invesco DWA Healthcare Momentum ETF (PTH) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2022
Biotechnology	17.88
Pharmaceuticals	15.04
Life Sciences Tools & Services	14.62
Health Care Facilities	13.59
Managed Health Care	13.03
Health Care Equipment	11.83
Health Care Services	6.79
Health Care Technology	4.27
Health Care Supplies	2.95
Money Market Funds Plus Other Assets Less Liabilities	0.00

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2022
Security
UnitedHealth Group, Inc.	4.69
Thermo Fisher Scientific, Inc.	4.59
Danaher Corp.	4.35
Edwards Lifesciences Corp.	4.18
Anthem, Inc.	3.60
Tenet Healthcare Corp.	3.53
Eli Lilly and Co.	3.47
Zoetis, Inc.	3.39
Mettler-Toledo International, Inc.	2.98
Lantheus Holdings, Inc.	2.95
Total	37.73

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—Dorsey Wright® Healthcare Technical LeadersTM Index	(21.72)%	16.68%	58.85%	17.81%	126.96%	15.06%	306.54%	11.58%	449.29%
S&P 500® Health Care Index	9.16	15.64	54.65	13.65	89.57	15.34	316.75	11.28	427.12
Fund
NAV Return	(22.24)	16.05	56.30	17.18	120.95	14.34	281.96	10.83	395.03
Market Price Return	(22.18)	16.08	56.41	17.17	120.84	14.33	281.60	10.83	394.70

20

Invesco DWA Healthcare Momentum ETF (PTH) (continued)

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2024. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.67% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—Dorsey Wright® Healthcare Technical LeadersTM Index performance is comprised of the performance of the Dynamic Healthcare Sector IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2022.

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

21

PRN	Management’s Discussion of Fund Performance
Invesco DWA Industrials Momentum ETF (PRN)

As an index fund, the Invesco DWA Industrials Momentum ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dorsey Wright® Industrials Technical LeadersTM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of at least 30 securities of companies in the industrials sector that have powerful relative strength or “momentum” characteristics. The Index Provider selects these securities from approximately 2,000 of the largest constituents by market capitalization within the NASDAQ US Benchmark IndexTM. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index.

The Index Provider uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe.

After giving each eligible security a momentum score, the Index Provider selects at least 30 securities with the highest momentum scores from the industrials sector for inclusion in the Index. Companies in the industrials sector are principally engaged in the business of providing industrial products and services, including engineering, heavy machinery, construction, electrical equipment, aerospace and defense and general manufacturing products and services.

The total number of securities in the Index may vary depending on the capitalization characteristics of the securities that qualify for inclusion in the Index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Index. The Fund employs a “full replication” methodology in seeking to track the Index, meaning that the Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2022, on a market price basis, the Fund returned (11.64)%. On a net asset value (“NAV”) basis, the Fund returned (11.56)%. During the same time period, the

Index returned (11.03)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Industrials Index (the “Benchmark Index”) returned (5.25)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 71 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the industrials sector.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, of which market capitalization is one component, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the trading companies & distributors sub-industry and most underweight in the aerospace & defense sub-industry during the fiscal year ended April 30, 2022. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to stock selection and the Fund being underweight in the railroad sub-industry.

For the fiscal year ended April 30, 2022, the trading companies & distributors sub-industry contributed most significantly to the Fund’s return, followed by the trucking and aerospace & defense, respectively. The building products sub-industry detracted most significantly from the Fund’s return, followed by the industrial machinery sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2022, included Avis Budget Group, Inc., a trucking company (no longer held at fiscal year-end), and Veritiv Corp., a trading companies & distributors company (portfolio average weight of 1.18%). Positions that detracted most significantly from the Fund’s return during this period included Trex Company, Inc., a building products company (no longer held at fiscal year-end), and Sherwin-Williams Co., a specialty chemicals company (no longer held at fiscal year-end).

22

Invesco DWA Industrials Momentum ETF (PRN) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2022
Trading Companies & Distributors	19.31
Building Products	11.97
Railroads	9.35
Electrical Components & Equipment	8.81
Construction & Engineering	7.84
IT Consulting & Other Services	4.98
Environmental & Facilities Services	4.81
Diversified Support Services	4.80
Industrial Machinery	3.92
Research & Consulting Services	3.49
Marine	3.03
Sub-Industry Types Each Less than 3%	17.66
Money Market Funds Plus Other Assets Less Liabilities	0.03

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2022
Security
AMETEK, Inc.	5.61
W.W. Grainger, Inc.	5.15
Accenture PLC, Class A	4.98
Union Pacific Corp.	4.92
Cintas Corp.	4.80
A.O. Smith Corp.	3.74
Builders FirstSource, Inc.	3.47
Quanta Services, Inc.	2.96
Deere & Co.	2.91
Carlisle Cos., Inc.	2.81
Total	41.35

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—Dorsey Wright® Industrials Technical LeadersTM Index	(11.03)%	13.41%	45.86%	12.67%	81.58%	13.08%	241.86%	9.96%	337.54%
S&P 500® Industrials Index	(5.25)	8.79	28.77	9.16	54.97	11.95	209.18	8.52	256.75
Fund
NAV Return	(11.56)	12.75	43.33	11.99	76.12	12.31	219.26	9.13	289.20
Market Price Return	(11.64)	12.69	43.10	11.95	75.85	12.30	218.91	9.12	288.70

23

Invesco DWA Industrials Momentum ETF (PRN) (continued)

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2024. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.64% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—Dorsey Wright® Industrials Technical LeadersTM Index performance is comprised of the performance of the Dynamic Industrials Sector IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2022.

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

24

PTF	Management’s Discussion of Fund Performance
Invesco DWA Technology Momentum ETF (PTF)

As an index fund, the Invesco DWA Technology Momentum ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dorsey Wright® Technology Technical LeadersTM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of at least 30 securities of companies in the technology sector that have powerful relative strength or “momentum” characteristics. The Index Provider selects these securities from approximately 2,000 of the largest constituents by market capitalization within the NASDAQ US Benchmark IndexTM. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index.

The Index Provider uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe.

After giving each eligible security a momentum score, the Index Provider selects at least 30 securities with the highest momentum scores from the technology sector for inclusion in the Index. Companies in the technology sector are principally engaged in the business of providing technology-related products and services, including computer hardware and software, internet, electronics and semiconductors, and wireless communication technologies.

The total number of securities in the Index may vary depending on the capitalization characteristics of the securities that qualify for inclusion in the Index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Index. The Fund employs a “full replication” methodology in seeking to track the Index, meaning that the Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2022, on a market price basis, the Fund returned (17.33)%. On a net asset value (“NAV”) basis, the Fund returned (17.37)%. During the same time period, the Index returned (16.91)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Information Technology Index (the “Benchmark Index”) returned 1.89%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 76 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the technology sector.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, of which market capitalization is one component, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the application software sub-industry and most underweight in the technology hardware storage & peripherals sub-industry during the fiscal year ended April 30, 2022. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to stock selection and the Fund being overweight in the application software sub-industry.

For the fiscal year ended April 30, 2022, the systems software sub-industry contributed most significantly to the Fund’s return, followed by the internet services & infrastructure and IT consulting & other services sub-industries, respectively. The semiconductors sub-industry detracted most significantly from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2022, included 3D Systems Corp., a technology hardware storage & peripherals company (no longer held at fiscal year-end) and EPam Systems, Inc., an application software company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included Calix, Inc., a communications equipment (no longer held at fiscal year-end), and Lattice Semiconductor Corp., a semiconductors company (portfolio average weight of 3.56%).

25

Invesco DWA Technology Momentum ETF (PTF) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2022
Semiconductors	29.24
Technology Hardware, Storage & Peripherals	18.66
Systems Software	10.62
Semiconductor Equipment	6.35
Application Software	6.33
Technology Distributors	5.97
Data Processing & Outsourced Services	4.75
Sub-Industry Types Each Less than 3%	18.12
Money Market Funds Plus Other Assets Less Liabilities	(0.04)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2022
Security
Apple, Inc.	6.49
Monolithic Power Systems, Inc.	4.71
Microsoft Corp.	3.62
Palo Alto Networks, Inc.	3.60
Lattice Semiconductor Corp.	3.56
Fortinet, Inc.	3.40
CDW Corp.	3.39
HP, Inc.	3.34
Synopsys, Inc.	3.32
ON Semiconductor Corp.	3.29
Total	38.72

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—Dorsey Wright® Technology Technical LeadersTM Index	(16.91)%	18.71%	67.28%	21.88%	168.91%	16.73%	369.59%	11.21%	421.85%
S&P 500® Information Technology Index	1.89	22.85	85.41	23.19	183.70	19.36	486.83	14.90	766.46
Fund
NAV Return	(17.37)	18.02	64.40	21.17	161.21	16.00	341.25	10.49	371.74
Market Price Return	(17.33)	17.98	64.23	21.19	161.45	16.01	341.54	10.49	371.87

26

Invesco DWA Technology Momentum ETF (PTF) (continued)

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2024. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.69% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—Dorsey Wright® Technology Technical LeadersTM Index performance is comprised of the performance of the Dynamic Technology Sector IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2022.

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

27

PUI	Management’s Discussion of Fund Performance
Invesco DWA Utilities Momentum ETF (PUI)

As an index fund, the Invesco DWA Utilities Momentum ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dorsey Wright® Utilities Technical LeadersTM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of at least 30 securities of companies in the utilities sector that have powerful relative strength or “momentum” characteristics. The Index Provider selects these securities from approximately 2,000 of the largest constituents by market capitalization within the NASDAQ US Benchmark IndexTM. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index.

The Index Provider uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe.

After giving each eligible security a momentum score, the Index Provider selects at least 30 securities with the highest momentum scores from the utilities sector for inclusion in the Index. Companies in the utilities sector are principally engaged in providing energy, water, natural gas or telecommunications services. These companies may include companies that generate and supply electricity, including electricity wholesalers; distribute natural gas to customers; provide water to customers, as well as deal with associated wastewater; and provide land line telephone services.

The total number of securities in the Index may vary depending on the capitalization characteristics of the securities that qualify for inclusion in the Index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Index. The Fund employs a “full replication” methodology in seeking to track the Index, meaning that the Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2022, on a market price basis, the Fund returned 5.20%. On a net asset value (“NAV”) basis, the Fund returned 5.11%. During the same time period, the Index returned 5.72%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, partially offset by income received from the securities lending program in which the Fund participates.

During this same time period, the S&P 500® Utilities Index (the “Benchmark Index”) returned 10.12%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 29 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the utilities sector.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, of which market capitalization is one component, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the gas utilities sub-industry and most underweight in the electric utilities sub-industry during the fiscal year ended April 30, 2022. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund being overweight in the water utilities sub-industry and the Fund’s stock selection in the multi-utilities sub-industry.

For the fiscal year ended April 30, 2022, the electric utilities sub-industry contributed most significantly to the Fund’s return. The electrical components & equipment sub-industry detracted most significantly from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2022, included ONEOK, Inc., an oil & gas storage & transportation company (portfolio average weight of 3.87%), and Sempra Energy, a multi-utilities company (portfolio average weight of 3.78%). Positions that detracted most significantly from the Fund’s return during this period included Beam Global, an electrical components & equipment company (no longer held at fiscal year-end), and AES Corp. (The), an independent power producers & energy traders company (portfolio average weight of 2.51%).

28

Invesco DWA Utilities Momentum ETF (PUI) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2022
Electric Utilities	40.07
Multi-Utilities	26.69
Gas Utilities	9.85
Water Utilities	9.13
Oil & Gas Exploration & Production	4.71
Independent Power Producers & Energy Traders	4.47
Oil & Gas Storage & Transportation	3.30
Construction & Engineering	1.69
Money Market Funds Plus Other Assets Less Liabilities	0.09

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2022
Security
EQT Corp.	4.71
Xcel Energy, Inc.	4.13
WEC Energy Group, Inc.	3.85
Duke Energy Corp.	3.76
DTE Energy Co.	3.75
Evergy, Inc.	3.67
NiSource, Inc.	3.63
American Water Works Co., Inc.	3.63
Sempra Energy	3.51
Atmos Energy Corp.	3.48
Total	38.12

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—Dorsey Wright® Utilities Technical LeadersTM Index	5.72%	6.25%	19.93%	8.23%	48.53%	11.26%	190.64%	8.84%	305.02%
S&P 500® Utilities Index	10.12	10.24	33.97	10.28	63.13	11.07	185.78	9.21	328.70
Fund
NAV Return	5.11	5.63	17.84	7.60	44.21	10.58	173.44	8.10	261.92
Market Price Return	5.20	5.61	17.79	7.58	44.09	10.60	173.82	8.11	262.21

29

Invesco DWA Utilities Momentum ETF (PUI) (continued)

Fund Inception: October 26, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2024. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.81% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—Dorsey Wright® Utilities Technical LeadersTM Index performance is comprised of the performance of the Dynamic Utilities IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2022.

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

30

PNQI	Management’s Discussion of Fund Performance
Invesco NASDAQ Internet ETF (PNQI)

As an index fund, the Invesco NASDAQ Internet ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the NASDAQ CTA Internet IndexSM (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc. (the “Index Provider”) compiles the Index, which is designed to track the performance of companies engaged in internet-related businesses that are listed on one of the New York Stock Exchange, NYSE American, Cboe Exchange or The Nasdaq Stock Market. Companies in the Index include companies whose primary business includes Internet-related services including, but not limited to, Internet software, Internet search engines, web hosting, website design or Internet retail commerce as determined by the Consumer Technology Association (CTA). The Fund employs a “full replication” methodology in seeking to track the Index, meaning that the Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2022, on a market price basis, the Fund returned (42.81)%. On a net asset value (“NAV”) basis, the Fund returned (42.68)%. During the same time period, the Index returned (42.36)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, partially offset by income received from the securities lending program in which the Fund participates.

During this same time period, the NASDAQ-100® Index (the “Benchmark Index”) returned (6.61)%. The Benchmark Index is an unmanaged, modified market-capitalization weighted index based on the average performance of approximately 100 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that consists of companies engaged in internet-related businesses, whereas the Benchmark Index consists of approximately 100 of the largest non-financial companies listed on the NASDAQ Stock Market, which may include companies that are not engaged in internet related businesses.

Relative to the Benchmark Index, the Fund was most overweight in the interactive media & services sub-industry and most underweight in the semiconductors sub-industry during the fiscal year ended April 30, 2022. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund being overweight in and its security selection in the internet & direct marketing retail sub-

industry, followed by the Fund being overweight in the movies & entertainment sub-industry.

For the fiscal year ended April 30, 2022, the advertising sub-industry contributed most significantly to the Fund’s return. The internet & direct marketing retail sub-industry detracted most significantly from the Fund’s return, followed by the movies & entertainment sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2022, included Anaplan, Inc., an application software company (portfolio average weight of 0.28%), and Box, Inc., Class A, an application software company (portfolio average weight of 0.14%). Positions that detracted most significantly from the Fund’s return during this period included Netflix, Inc., a movies & entertainment company (portfolio average weight of 4.81%), and PayPal Holdings, Inc., a data processing & outsourced services company (portfolio average weight of 6.24%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2022
Interactive Media & Services	22.87
Internet & Direct Marketing Retail	17.84
Application Software	12.85
Movies & Entertainment	10.93
Systems Software	9.08
Hotels, Resorts & Cruise Lines	8.20
Internet Services & Infrastructure	5.44
Data Processing & Outsourced Services	3.94
Trucking	3.18
Interactive Home Entertainment	2.33
Sub-Industry Types Each Less than 3%	3.32
Money Market Funds Plus Other Assets Less Liabilities	0.02

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2022
Security
Meta Platforms, Inc., Class A	9.18
Microsoft Corp.	8.97
Alphabet, Inc., Class C	8.23
Amazon.com, Inc.	7.82
Walt Disney Co. (The)	7.26
Adobe, Inc.	4.09
salesforce.com, inc.	4.04
Booking Holdings, Inc.	3.95
Alibaba Group Holding Ltd., ADR	3.94
PayPal Holdings, Inc.	3.80
Total	61.28

*	Excluding money market fund holdings.

31

Invesco NASDAQ Internet ETF (PNQI) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Nasdaq CTA Internet IndexSM	(42.36)%	(0.02)%	(0.05)%	7.75%	45.24%	13.65%	259.40%	14.18%	529.98%
NASDAQ-100® Index	(6.61)	19.22	69.46	19.27	141.37	18.11	428.15	15.84	670.22
Fund
NAV Return	(42.68)	(0.59)	(1.77)	7.14	41.18	13.05	240.90	13.56	484.50
Market Price Return	(42.81)	(0.62)	(1.85)	7.11	40.97	13.03	240.51	13.42	474.72

Fund Inception: June 12, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.60% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

32

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Funds have adopted and implemented a liquidity risk management program (the “Program”). The Program is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that the Funds could not meet redemption requests without significant dilution of remaining investors’ interests in the Funds. The Board of Trustees of the Funds (the “Board”) has appointed Invesco Capital Management LLC (“Invesco”), the Funds’ investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco and its affiliates.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Funds’ liquidity risk that takes into account, as relevant to the Funds’ liquidity risk: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements; (4) the relationship between the Funds’ portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (5) the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio. The Liquidity Rule also requires the classification of each Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. Each Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, a Fund may not acquire an investment if, immediately after the acquisition, over 15% of such Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of such Fund’s assets.

At a meeting held on March 15, 2022, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2021 through December 31, 2021 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus pandemic on the Funds and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

●	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Funds’ liquidity risk and was operated effectively to achieve that goal;

●	Each Fund’s investment strategy remained appropriate for an open-end fund;

●	Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

●	The Funds did not breach the 15% limit on Illiquid Investments; and

●	The Funds primarily held Highly Liquid Investments and therefore have not adopted an HLIM.

33

Invesco DWA Basic Materials Momentum ETF (PYZ)

April 30, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.95%
Aluminum-3.37%
Alcoa Corp.(b)	93,117	$6,313,333

Commodity Chemicals-14.23%
AdvanSix, Inc.(b)	93,376	4,158,967
Cabot Corp.(b)	69,673	4,587,967
LyondellBasell Industries N.V., Class A	58,999	6,255,664
Valvoline, Inc.	154,034	4,656,448
Westlake Corp.	55,216	6,987,585

		26,646,631

Copper-2.70%
Freeport-McMoRan, Inc.	124,586	5,051,962

Diversified Chemicals-2.86%
Huntsman Corp.	158,326	5,362,502

Diversified Metals & Mining-2.88%
MP Materials Corp.(c)	141,925	5,398,827

Fertilizers & Agricultural Chemicals-18.91%
CF Industries Holdings, Inc.	69,245	6,704,993
Corteva, Inc.	113,126	6,526,239
FMC Corp.	62,029	8,221,324
Intrepid Potash, Inc.(c)	91,976	7,043,522
Mosaic Co. (The)	110,973	6,926,935

		35,423,013

Forest Products-3.91%
Louisiana-Pacific Corp.	113,508	7,323,536

Gold-3.44%
Newmont Corp.	88,498	6,447,079

Oil & Gas Refining & Marketing-2.09%
Alto Ingredients, Inc.(b)(c)	676,825	3,905,280

Specialty Chemicals-10.65%
Avient Corp.	110,739	5,452,788
Celanese Corp.	45,567	6,695,615
Danimer Scientific, Inc.(b)(c)	829,756	3,252,644
Element Solutions, Inc.	220,231	4,541,163

		19,942,210

Steel-34.91%
Allegheny Technologies, Inc.(b)(c)	203,053	5,518,981

	Shares	Value

Steel-(continued)
Carpenter Technology Corp.	124,057	$4,736,496
Cleveland-Cliffs, Inc.(c)	263,437	6,715,009
Commercial Metals Co.(b)	124,570	5,107,370
Nucor Corp.(b)	55,499	8,590,135
Reliance Steel & Aluminum Co.	37,947	7,522,993
Ryerson Holding Corp.(b)	123,171	4,533,924
Steel Dynamics, Inc.	77,392	6,636,364
SunCoke Energy, Inc.	465,613	3,873,900
TimkenSteel Corp.(b)(c)	312,285	6,454,931
United States Steel Corp.	186,451	5,684,891

		65,374,994

Total Common Stocks & Other Equity Interests (Cost $177,214,774)		187,189,367

Money Market Funds-0.14%
Invesco Government & Agency Portfolio, Institutional Class, 0.35%(d)(e) (Cost $273,111)	273,111	273,111
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.09% (Cost $177,487,885)		187,462,478

Investments Purchased with Cash Collateral from from Securities on Loan

Money Market Funds-17.27%
Invesco Private Government Fund, 0.40%(d)(e)(f)	9,705,723	9,705,723
Invesco Private Prime Fund, 0.35%(d)(e)(f)	22,636,353	22,636,353

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $32,342,076)		32,342,076

TOTAL INVESTMENTS IN SECURITIES-117.36% (Cost $209,829,961)		219,804,554
OTHER ASSETS LESS LIABILITIES-(17.36)%		(32,516,768)

NET ASSETS-100.00%		$187,287,786

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2022.
(c)	Non-income producing security.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2022.

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$127,943	$1,916,236	$(1,771,068)	$-	$ -	$273,111	$165

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Invesco DWA Basic Materials Momentum ETF (PYZ)–(continued)

April 30, 2022

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2022	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$6,678,994	$108,437,733	$(105,411,004)	$-	$-	$9,705,723	$3,810	*
Invesco Private Prime Fund	10,018,491	195,733,654	(183,109,057)	-	(6,735)	22,636,353	19,633	*

Total	$16,825,428	$306,087,623	$(290,291,129)	$-	$(6,735)	$32,615,187	$23,608

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Invesco DWA Consumer Cyclicals Momentum ETF (PEZ)

April 30, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.10%
Apparel Retail-3.77%
Boot Barn Holdings, Inc.(b)	9,760	$878,986
Genesco, Inc.(b)(c)	9,350	579,980

		1,458,966

Apparel, Accessories & Luxury Goods-1.20%
G-III Apparel Group Ltd.(b)(c)	17,496	463,294

Automotive Retail-11.91%
AutoZone, Inc.(b)	485	948,403
Group 1 Automotive, Inc.(c)	4,520	787,113
O’Reilly Automotive, Inc.(b)	3,452	2,093,810
Penske Automotive Group, Inc.(c)	7,452	781,119

		4,610,445

Broadcasting-5.37%
Gray Television, Inc.(c)	18,440	341,509
Nexstar Media Group, Inc., Class A	6,042	957,174
Paramount Global, Class B	26,771	779,571

		2,078,254

Casinos & Gaming-6.85%
Boyd Gaming Corp.	12,513	758,038
Churchill Downs, Inc.	2,830	574,320
Golden Entertainment, Inc.(b)	17,783	852,873
Monarch Casino & Resort, Inc.(b)(c)	6,683	468,812

		2,654,043

Department Stores-6.16%
Dillard’s, Inc., Class A	7,857	2,387,035

Distributors-4.08%
Funko, Inc., Class A(b)	33,149	539,997
LKQ Corp.	20,983	1,041,387

		1,581,384

Diversified Support Services-1.23%
KAR Auction Services, Inc.(b)(c)	32,520	476,743

Health Care Distributors-2.68%
McKesson Corp.	3,348	1,036,574

Health Care Services-2.19%
CVS Health Corp.	8,808	846,713

Home Improvement Retail-6.38%
Home Depot, Inc. (The)	4,406	1,323,562
Lowe’s Cos., Inc.	5,794	1,145,648

		2,469,210

Homebuilding-3.15%
Skyline Champion Corp.(b)	12,531	639,582
Tri Pointe Homes, Inc.(b)	28,101	580,848

		1,220,430

Homefurnishing Retail-1.70%
Bed Bath & Beyond, Inc.(b)(c)	48,258	656,791

Hotels, Resorts & Cruise Lines-11.06%
Hilton Grand Vacations, Inc.(b)	13,634	638,480
Hyatt Hotels Corp., Class A	9,563	908,102
Marriott International, Inc., Class A(b)	5,381	955,235

	Shares	Value

Hotels, Resorts & Cruise Lines-(continued)
Playa Hotels & Resorts N.V.(b)	67,772	$639,768
Wyndham Hotels & Resorts, Inc.	12,960	1,139,962

		4,281,547

Hypermarkets & Super Centers-7.11%
BJ’s Wholesale Club Holdings, Inc.(b)	18,496	1,190,218
Costco Wholesale Corp.	2,942	1,564,320

		2,754,538

Leisure Facilities-6.35%
SeaWorld Entertainment, Inc.(b)	27,457	1,851,700
Six Flags Entertainment Corp.(b)	15,844	606,350

		2,458,050

Movies & Entertainment-3.66%
Liberty Media Corp.-Liberty Formula One, Class A(b)(c)	7,451	427,837
Live Nation Entertainment, Inc.(b)(c)	9,439	989,962

		1,417,799

Restaurants-1.61%
Dave & Buster’s Entertainment, Inc.(b)	13,683	622,577

Specialized REITs-1.62%
Lamar Advertising Co., Class A	5,692	628,454

Specialty Stores-10.03%
Signet Jewelers Ltd.	26,158	1,836,292
Tractor Supply Co.	5,492	1,106,363
Ulta Beauty, Inc.(b)	2,368	939,622

		3,882,277

Trading Companies & Distributors-1.99%
Beacon Roofing Supply, Inc.(b)(c)	12,922	770,539

Total Common Stocks & Other Equity Interests (Cost $42,995,367)		38,755,663

Money Market Funds-0.36%
Invesco Government & Agency Portfolio, Institutional Class, 0.35%(d)(e) (Cost $140,012)	140,012	140,012

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.46% (Cost $43,135,379)		38,895,675

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-11.69%
Invesco Private Government Fund, 0.40%(d)(e)(f)	1,359,112	1,359,112
Invesco Private Prime Fund, 0.35%(d)(e)(f)	3,168,189	3,168,189

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $4,527,301)		4,527,301

TOTAL INVESTMENTS IN SECURITIES-112.15% (Cost $47,662,680)		43,422,976
OTHER ASSETS LESS LIABILITIES-(12.15)%		(4,705,345)

NET ASSETS-100.00%		$38,717,631

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Invesco DWA Consumer Cyclicals Momentum ETF (PEZ)–(continued)

April 30, 2022

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2022.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2022.

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$161,516	$1,453,860	$(1,475,364)	$-	$-	$140,012	$101
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	8,926,332	67,481,561	(75,048,781)	-	-	1,359,112	1,370	*
Invesco Private Prime Fund	13,869,648	135,997,542	(146,694,624)	(1)	(4,376)	3,168,189	12,144	*

Total	$22,957,496	$204,932,963	$(223,218,769)	$(1)	$(4,376)	$4,667,313	$13,615

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Invesco DWA Consumer Staples Momentum ETF (PSL)

April 30, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.00%
Agricultural Products-7.15%
Archer-Daniels-Midland Co.	40,592	$3,635,420
Bunge Ltd.	30,787	3,482,625

		7,118,045

Brewers-1.98%
Molson Coors Beverage Co., Class B	36,351	1,968,043

Distillers & Vintners-6.62%
Brown-Forman Corp., Class B	42,810	2,887,106
Constellation Brands, Inc., Class A	8,473	2,085,121
MGP Ingredients, Inc.(b)	17,723	1,618,642

		6,590,869

Education Services-2.73%
Adtalem Global Education, Inc.(b)(c)	45,196	1,324,695
Chegg, Inc.(b)(c)	56,138	1,388,854

		2,713,549

Food Distributors-12.06%
Andersons, Inc. (The)	36,552	1,836,007
Performance Food Group Co.(c)	66,826	3,291,180
SpartanNash Co.	49,968	1,712,903
Sysco Corp.	28,287	2,417,973
US Foods Holding Corp.(c)	73,000	2,746,260

		12,004,323

Food Retail-12.99%
Albertsons Cos., Inc., Class A(b)	89,596	2,802,563
Casey’s General Stores, Inc.	9,925	1,997,903
Grocery Outlet Holding Corp.(b)(c)	46,808	1,576,025
Ingles Markets, Inc., Class A	18,314	1,705,400
Kroger Co. (The)	52,621	2,839,429
Sprouts Farmers Market, Inc.(c)	67,553	2,013,079

		12,934,399

Home Furnishings-2.83%
Tempur Sealy International, Inc.	103,820	2,814,560

Household Products-9.16%
Church & Dwight Co., Inc.	36,703	3,580,745
Procter & Gamble Co. (The)	23,144	3,715,769
Spectrum Brands Holdings, Inc.(b)	21,444	1,824,241

		9,120,755

Industrial Machinery-2.11%
Snap-on, Inc.	9,892	2,101,951

Packaged Foods & Meats-16.58%
B&G Foods, Inc.(b)	61,512	1,656,518
Cal-Maine Foods, Inc.	30,080	1,616,198
Freshpet, Inc.(b)(c)	23,792	2,220,983
Hershey Co. (The)	14,716	3,322,431
Mondelez International, Inc., Class A	39,422	2,541,931
Simply Good Foods Co. (The)(c)	49,586	2,065,257
Tyson Foods, Inc., Class A	33,035	3,077,541

		16,500,859

	Shares	Value

Personal Products-5.57%
Beauty Health Co. (The)(b)(c)	85,209	$1,116,238
Estee Lauder Cos., Inc. (The), Class A	11,844	3,127,527
Inter Parfums, Inc.(b)	15,884	1,298,199

		5,541,964

Soft Drinks-11.23%
Celsius Holdings, Inc.(b)(c)	25,951	1,349,452
Coca-Cola Consolidated, Inc.	3,381	1,492,711
Keurig Dr Pepper, Inc.	98,568	3,686,443
National Beverage Corp.(b)	31,308	1,380,057
PepsiCo, Inc.	19,021	3,266,096

		11,174,759

Specialized Consumer Services-7.12%
Carriage Services, Inc.	28,007	1,201,220
European Wax Center, Inc., Class A(b)	48,809	1,339,807
H&R Block, Inc.(b)	82,429	2,148,924
Service Corp. International	36,529	2,396,668

		7,086,619

Tobacco-1.87%
Vector Group Ltd.	146,770	1,866,915

Total Common Stocks & Other Equity Interests (Cost $100,202,358)		99,537,610

Money Market Funds-0.02%
Invesco Government & Agency Portfolio, Institutional Class, 0.35%(d)(e) (Cost $24,532)	24,532	24,532

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.02% (Cost $100,226,890)		99,562,142

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-17.56%
Invesco Private Government Fund, 0.40%(d)(e)(f)	5,383,930	5,383,930
Invesco Private Prime Fund, 0.35%(d)(e)(f)	12,091,655	12,091,655

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $17,474,102)		17,475,585

TOTAL INVESTMENTS IN SECURITIES-117.58% (Cost $117,700,992)		117,037,727
OTHER ASSETS LESS LIABILITIES-(17.58)%		(17,497,515)

NET ASSETS-100.00%		$99,540,212

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Invesco DWA Consumer Staples Momentum ETF (PSL)–(continued)

April 30, 2022

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2022.
(c)	Non-income producing security.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2022.

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$118,265	$2,876,869	$(2,970,602)	$-	$-	$24,532	$118
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	5,502,892	51,442,665	(51,561,627)	-	-	5,383,930	3,924	*
Invesco Private Prime Fund	8,254,338	103,338,130	(99,495,142)	1,483	(7,154)	12,091,655	14,194	*

Total	$13,875,495	$157,657,664	$(154,027,371)	$1,483	$(7,154)	$17,500,117	$18,236

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Invesco DWA Energy Momentum ETF (PXI)

April 30, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.99%
Coal & Consumable Fuels-5.79%
Arch Resources, Inc.(b)	41,677	$6,934,219
CONSOL Energy, Inc.(c)	147,095	6,994,367

		13,928,586

Integrated Oil & Gas-4.82%
Chevron Corp.	38,274	5,996,388
Occidental Petroleum Corp.	101,536	5,593,618

		11,590,006

Oil & Gas Drilling-4.77%
Noble Corp.(b)(c)	100,653	3,213,850
Patterson-UTI Energy, Inc.	259,686	4,269,238
Valaris Ltd.(c)	78,866	4,002,450

		11,485,538

Oil & Gas Equipment & Services-11.35%
Archrock, Inc.	373,975	3,257,322
Halliburton Co.	165,800	5,905,796
NexTier Oilfield Solutions, Inc.(c)	463,019	5,107,100
ProPetro Holding Corp.(c)	270,285	3,821,830
US Silica Holdings, Inc.(c)	231,587	4,302,887
Weatherford International PLC(c)	152,673	4,928,284

		27,323,219

Oil & Gas Exploration & Production-59.44%
Antero Resources Corp.(b)(c)	293,304	10,324,301
APA Corp.	184,861	7,566,361
ConocoPhillips	67,249	6,423,624
Denbury, Inc.(b)(c)	53,520	3,424,210
Devon Energy Corp.	130,604	7,597,235
Diamondback Energy, Inc.	47,643	6,013,976
Earthstone Energy, Inc., Class A(b)(c)	305,568	4,122,112
EOG Resources, Inc.	39,804	4,647,515
Hess Corp.	53,286	5,492,188
Kosmos Energy Ltd. (Ghana)(c)	863,780	5,839,153
Magnolia Oil & Gas Corp., Class A(b)	187,829	4,365,146
Marathon Oil Corp.	272,422	6,788,756
Matador Resources Co.(b)	179,786	8,777,153
Murphy Oil Corp.(b)	158,483	6,035,033
Northern Oil and Gas, Inc.	178,405	4,456,557
Oasis Petroleum, Inc.	30,269	4,015,486
Ovintiv, Inc.	185,244	9,482,640
PDC Energy, Inc.	124,579	8,688,139
Pioneer Natural Resources Co.(b)	20,551	4,777,491
Range Resources Corp.(c)	321,716	9,632,177

	Shares	Value

Oil & Gas Exploration & Production-(continued)
SM Energy Co.	232,014	$8,243,457
Texas Pacific Land Corp.(b)	4,649	6,353,323

		143,066,033

Oil & Gas Refining & Marketing-4.31%
Marathon Petroleum Corp.	64,575	5,634,815
Vertex Energy, Inc.(b)(c)	499,030	4,745,775

		10,380,590

Oil & Gas Storage & Transportation-8.01%
Cheniere Energy, Inc.	75,176	10,209,653
Targa Resources Corp.	123,684	9,079,642

		19,289,295

Steel-1.50%
Warrior Met Coal, Inc.	106,235	3,619,426

Total Common Stocks & Other Equity Interests (Cost $201,878,562)		240,682,693

Money Market Funds-0.10%
Invesco Government & Agency Portfolio, Institutional Class, 0.35%(d)(e) (Cost $249,928)	249,928	249,928

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.09% (Cost $202,128,490)		240,932,621

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-18.59%
Invesco Private Government Fund, 0.40%(d)(e)(f)	13,426,783	13,426,783
Invesco Private Prime Fund, 0.35%(d)(e)(f)	31,312,864	31,312,864

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $44,739,242)		44,739,647

TOTAL INVESTMENTS IN SECURITIES-118.68% (Cost $246,867,732)		285,672,268
OTHER ASSETS LESS LIABILITIES-(18.68)%		(44,969,661)

NET ASSETS-100.00%		$240,702,607

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Invesco DWA Energy Momentum ETF (PXI)–(continued)

April 30, 2022

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2022.
(c)	Non-income producing security.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2022.

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$199,021	$3,579,307	$(3,528,400)	$-	$-	$249,928	$153
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	9,115,654	117,492,758	(113,181,629)	-	-	13,426,783	7,089	*
Invesco Private Prime Fund	13,673,482	224,102,982	(206,455,830)	405	(8,175)	31,312,864	25,715	*

Total	$22,988,157	$345,175,047	$(323,165,859)	$405	$(8,175)	$44,989,575	$32,957

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Invesco DWA Financial Momentum ETF (PFI)

April 30, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.97%
Asset Management & Custody Banks-6.54%
Ameriprise Financial, Inc.	15,291	$4,059,608
Ares Management Corp., Class A	21,773	1,441,808

		5,501,416

Consumer Finance-2.78%
American Express Co.	13,385	2,338,493

Diversified Banks-2.16%
Bank of America Corp.	50,896	1,815,969

Diversified Real Estate Activities-0.88%
St. Joe Co. (The)	13,896	739,406

Diversified REITs-1.45%
DigitalBridge Group, Inc.(b)	175,655	1,222,559

Financial Exchanges & Data-5.13%
Intercontinental Exchange, Inc.	15,490	1,793,897
Nasdaq, Inc.	16,012	2,519,808

		4,313,705

Hotel & Resort REITs-1.97%
Ryman Hospitality Properties, Inc.(b)	17,768	1,660,953

Industrial REITs-10.26%
First Industrial Realty Trust, Inc.	33,411	1,937,838
Prologis, Inc.	22,941	3,677,213
Rexford Industrial Realty, Inc.	38,718	3,021,553

		8,636,604

Insurance Brokers-8.40%
Aon PLC, Class A	8,088	2,329,263
Brown & Brown, Inc.	36,688	2,273,922
Marsh & McLennan Cos., Inc.	15,229	2,462,530

		7,065,715

Investment Banking & Brokerage-11.78%
B. Riley Financial, Inc.(c)	25,962	1,172,444
LPL Financial Holdings, Inc.	24,027	4,513,952
Morgan Stanley	23,902	1,926,262
Raymond James Financial, Inc.	23,604	2,300,446

		9,913,104

Mortgage REITs-2.83%
Arbor Realty Trust, Inc.(c)	75,109	1,284,364
Ready Capital Corp.	75,477	1,099,700

		2,384,064

Property & Casualty Insurance-5.20%
American Financial Group, Inc.	9,710	1,344,641
Assured Guaranty Ltd.	18,258	1,006,928
Kinsale Capital Group, Inc.	9,146	2,027,577

		4,379,146

Regional Banks-14.01%
Bancorp, Inc. (The)(b)	30,707	696,742
Fifth Third Bancorp	45,125	1,693,541
First Bancorp	99,716	1,357,135
Lakeland Financial Corp.(c)	9,796	713,345
Meta Financial Group, Inc.	12,366	539,776
Metropolitan Bank Holding Corp.(b)	8,221	732,080

	Shares	Value

Regional Banks-(continued)
Pinnacle Financial Partners, Inc.	17,017	$1,319,668
ServisFirst Bancshares, Inc.	10,248	823,119
Signature Bank	8,558	2,073,176
Synovus Financial Corp.	20,556	853,896
Wintrust Financial Corp.	11,351	991,169

		11,793,647

Residential REITs-10.18%
Independence Realty Trust, Inc.	100,378	2,736,305
NexPoint Residential Trust, Inc.	7,912	705,434
Sun Communities, Inc.	29,211	5,128,575

		8,570,314

Retail REITs-1.17%
SITE Centers Corp.	62,129	987,851

Specialized Finance-0.96%
A-Mark Precious Metals, Inc.	10,213	804,784

Specialized REITs-10.62%
CubeSmart	98,192	4,665,102
Gladstone Land Corp.(c)	21,795	793,338
Life Storage, Inc.	15,518	2,055,980
National Storage Affiliates Trust	25,182	1,425,301

		8,939,721

Thrifts & Mortgage Finance-3.65%
Mr. Cooper Group, Inc.(b)	39,782	1,788,997
Walker & Dunlop, Inc.	10,724	1,284,306

		3,073,303

Total Common Stocks & Other Equity Interests (Cost $89,508,272)		84,140,754

Money Market Funds-0.23%
Invesco Government & Agency Portfolio, Institutional Class, 0.35%(d)(e) (Cost $196,176)	196,176	196,176

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.20% (Cost $89,704,448)		84,336,930

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-3.76%
Invesco Private Government Fund, 0.40%(d)(e)(f) .	949,782	949,782
Invesco Private Prime Fund, 0.35%(d)(e)(f)	2,214,095	2,214,095

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $3,163,877)		3,163,877

TOTAL INVESTMENTS IN SECURITIES-103.96% (Cost $92,868,325)		87,500,807
OTHER ASSETS LESS LIABILITIES-(3.96)%		(3,331,134)

NET ASSETS-100.00%		$84,169,673

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Invesco DWA Financial Momentum ETF (PFI)–(continued)

April 30, 2022

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2022.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2022.

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$182,366	$3,166,051	$(3,152,241)	$-	$-	$196,176	$112
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	832,889	29,581,200	(29,464,307)	-	-	949,782	1,065	*
Invesco Private Prime Fund	1,249,334	62,432,610	(61,466,000)	-	(1,849)	2,214,095	4,530	*

Total	$2,264,589	$95,179,861	$(94,082,548)	$-	$(1,849)	$3,360,053	$5,707

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Invesco DWA Healthcare Momentum ETF (PTH)

April 30, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.00%
Biotechnology-17.88%
AbbVie, Inc.	49,498	$7,270,266
Acadia Pharmaceuticals, Inc.(b)(c)	163,116	3,007,859
Alkermes PLC(b)	153,134	4,417,916
Apellis Pharmaceuticals, Inc.(b)(c)	83,646	3,641,110
Arcus Biosciences, Inc.(b)	113,732	2,753,452
Catalyst Pharmaceuticals, Inc.(b)	423,141	3,224,334
CTI BioPharma Corp.(b)(c)	1,355,422	6,926,206
IVERIC bio, Inc.(b)(c)	466,015	6,454,308
Kezar Life Sciences, Inc.(b)(c)	266,288	3,163,502
Regeneron Pharmaceuticals, Inc.(b)	9,634	6,349,866
Stoke Therapeutics, Inc.(b)	119,010	1,718,504

		48,927,323

Health Care Equipment-11.83%
Edwards Lifesciences Corp.(b)	107,989	11,423,077
Envista Holdings Corp.(b)(c)	187,934	7,445,945
iRhythm Technologies, Inc.(b)	44,774	5,523,768
STERIS PLC	35,539	7,962,513

		32,355,303

Health Care Facilities-13.59%
Acadia Healthcare Co., Inc.(b)	96,316	6,537,930
Ensign Group, Inc. (The)(c)	83,464	6,704,663
HCA Healthcare, Inc.	33,087	7,098,816
Surgery Partners, Inc.(b)(c)	140,434	7,184,603
Tenet Healthcare Corp.(b)	133,253	9,662,175

		37,188,187

Health Care Services-6.79%
Cross Country Healthcare, Inc.(b)(c)	194,959	3,653,532
Laboratory Corp. of America Holdings(b)	23,497	5,645,859
R1 RCM, Inc.(b)(c)	191,290	4,307,851
Tivity Health, Inc.(b)	154,418	4,961,450

		18,568,692

Health Care Supplies-2.95%
Lantheus Holdings, Inc.(b)	121,317	8,056,662

Health Care Technology-4.27%
Allscripts Healthcare Solutions, Inc.(b)(c)	272,886	5,637,825
Evolent Health, Inc., Class A(b)(c)	219,798	6,048,841

		11,686,666

Life Sciences Tools & Services-14.62%
Danaher Corp.	47,469	11,920,890
Mettler-Toledo International, Inc.(b)	6,376	8,145,531
PerkinElmer, Inc.(c)	50,380	7,386,212
Thermo Fisher Scientific, Inc.	22,704	12,553,496

		40,006,129

	Shares	Value
Managed Health Care-13.03%
Anthem, Inc.	19,621	$9,848,368
Centene Corp.(b)	70,254	5,658,960
Molina Healthcare, Inc.(b)	23,343	7,316,863
UnitedHealth Group, Inc.	25,241	12,836,311

		35,660,502

Pharmaceuticals-15.04%
Amphastar Pharmaceuticals, Inc.(b)	93,640	3,321,411
Corcept Therapeutics, Inc.(b)	163,976	3,527,124
Eli Lilly and Co.	32,461	9,482,832
Fulcrum Therapeutics, Inc.(b)(c)	205,410	1,976,044
Harmony Biosciences Holdings, Inc.(b)(c)	93,313	4,202,818
Intra-Cellular Therapies, Inc.(b)	134,558	6,809,980
Revance Therapeutics, Inc.(b)	155,081	2,540,227
Zoetis, Inc.	52,349	9,278,860

		41,139,296

Total Common Stocks & Other Equity Interests (Cost $299,651,430)		273,588,760

Money Market Funds-0.18%
Invesco Government & Agency Portfolio, Institutional Class, 0.35%(d)(e) (Cost $481,376)	481,376	481,376

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.18% (Cost $300,132,806)		274,070,136

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-15.90%
Invesco Private Government Fund, 0.40%(d)(e)(f)	13,055,110	13,055,110
Invesco Private Prime Fund, 0.35%(d)(e)(f)	30,443,565	30,443,565

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $43,498,249)		43,498,675

TOTAL INVESTMENTS IN SECURITIES-116.08% (Cost $343,631,055)		317,568,811
OTHER ASSETS LESS LIABILITIES-(16.08)%		(43,984,386)

NET ASSETS-100.00%		$273,584,425

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Invesco DWA Healthcare Momentum ETF (PTH)–(continued)

April 30, 2022

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2022.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2022.

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$672,989	$8,160,259	$(8,351,872)	$-	$-	$481,376	$239
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	42,212,390	221,122,582	(250,279,862)	-	-	13,055,110	7,529	*
Invesco Private Prime Fund	63,489,211	433,791,556	(466,824,994)	425	(12,633)	30,443,565	48,553	*

Total	$106,374,590	$663,074,397	$(725,456,728)	$425	$(12,633)	$43,980,051	$56,321

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

Invesco DWA Industrials Momentum ETF (PRN)

April 30, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.97%
Agricultural & Farm Machinery-2.91%
Deere & Co.	13,416	$5,065,211

Air Freight & Logistics-1.42%
Atlas Air Worldwide Holdings, Inc.(b)(c)	35,696	2,460,882

Building Products-11.97%
A.O. Smith Corp.	111,280	6,502,090
Apogee Enterprises, Inc.	28,084	1,235,696
Builders FirstSource, Inc.(b)	98,191	6,045,620
Carlisle Cos., Inc.	18,838	4,885,824
UFP Industries, Inc.(c)	27,853	2,154,987

		20,824,217

Coal & Consumable Fuels-2.50%
Enviva, Inc.	51,545	4,347,305

Communications Equipment-0.95%
Clearfield, Inc.(b)(c)	28,485	1,658,682

Construction & Engineering-7.84%
Ameresco, Inc., Class A(b)(c)	56,401	2,844,866
Fluor Corp.(b)(c)	72,559	1,795,835
NV5 Global, Inc.(b)(c)	11,040	1,322,592
Quanta Services, Inc.	44,373	5,146,381
WillScot Mobile Mini Holdings Corp.(b)	71,999	2,527,165

		13,636,839

Construction Machinery & Heavy Trucks-1.12%
Greenbrier Cos., Inc. (The)(c)	45,707	1,952,146

Data Processing & Outsourced Services-2.69%
Automatic Data Processing, Inc.	21,412	4,671,670

Diversified Support Services-4.80%
Cintas Corp.	21,013	8,347,624

Electrical Components & Equipment-8.81%
AMETEK, Inc.	77,238	9,752,070
Atkore, Inc.(b)	38,313	3,681,879
Encore Wire Corp.	16,655	1,878,851

		15,312,800

Environmental & Facilities Services-4.81%
Republic Services, Inc.	30,101	4,041,661
Waste Management, Inc.	26,342	4,331,679

		8,373,340

Human Resource & Employment Services-0.94%
Kforce, Inc.	23,266	1,629,783

Industrial Machinery-3.92%
Evoqua Water Technologies Corp.(b)	75,436	3,144,927
Graco, Inc.	32,256	2,000,517
Kadant, Inc.	9,032	1,670,920

		6,816,364

IT Consulting & Other Services-4.98%
Accenture PLC, Class A	28,821	8,656,676

Marine-3.03%
Genco Shipping & Trading Ltd.	143,039	3,151,149
Matson, Inc.	24,696	2,124,350

		5,275,499

	Shares	Value
Metal & Glass Containers-2.01%
Crown Holdings, Inc.	31,831	$3,502,683

Paper Packaging-2.36%
Graphic Packaging Holding Co.	188,015	4,098,727

Railroads-9.35%
CSX Corp.	118,256	4,060,911
Norfolk Southern Corp.	14,117	3,640,492
Union Pacific Corp.	36,516	8,555,334

		16,256,737

Research & Consulting Services-3.49%
CBIZ, Inc.(b)(c)	38,082	1,595,255
KBR, Inc.	90,808	4,470,478

		6,065,733

Specialty Chemicals-0.76%
Aspen Aerogels, Inc.(b)(c)	61,493	1,328,249

Trading Companies & Distributors-19.31%
Boise Cascade Co.	36,287	2,742,571
Fastenal Co.	64,576	3,571,698
GMS, Inc.(b)(c)	29,015	1,391,269
H&E Equipment Services, Inc.	36,915	1,309,744
Rush Enterprises, Inc., Class A	29,402	1,495,974
Triton International Ltd. (Bermuda)	33,623	2,054,029
United Rentals, Inc.(b)	13,682	4,330,627
Univar Solutions, Inc.(b)	75,025	2,184,728
Veritiv Corp.(b)	15,511	2,179,916
W.W. Grainger, Inc.	17,901	8,951,037
WESCO International, Inc.(b)	27,356	3,371,901

		33,583,494

Total Common Stocks & Other Equity Interests (Cost $185,801,995)		173,864,661

Money Market Funds-0.15%
Invesco Government & Agency Portfolio, Institutional Class, 0.35%(d)(e) (Cost $253,005)	253,005	253,005

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.12% (Cost $186,055,000)		174,117,666

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-4.76%
Invesco Private Government Fund, 0.40%(d)(e)(f)	2,482,930	2,482,930
Invesco Private Prime Fund, 0.35%(d)(e)(f)	5,791,524	5,791,524

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $8,274,454)		8,274,454

TOTAL INVESTMENTS IN SECURITIES-104.88% (Cost $194,329,454)		182,392,120
OTHER ASSETS LESS LIABILITIES-(4.88)%		(8,483,685)

NET ASSETS-100.00%		$173,908,435

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Invesco DWA Industrials Momentum ETF (PRN)–(continued)

April 30, 2022

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2022.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2022.

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$216,703	$2,784,873	$(2,748,571)	$-	$-	$253,005	$141
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	10,167,957	70,163,271	(77,848,298)	-	-	2,482,930	1,952	*
Invesco Private Prime Fund	15,251,935	134,554,700	(144,010,138)	-	(4,973)	5,791,524	11,760	*

Total	$25,636,595	$207,502,844	$(224,607,007)	$-	$(4,973)	$8,527,459	$13,853

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

Invesco DWA Technology Momentum ETF (PTF)

April 30, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.04%
Application Software-6.33%
Box, Inc., Class A(b)	201,969	$6,184,291
Synopsys, Inc.(b)	23,762	6,814,704

		12,998,995

Communications Equipment-2.85%
Ciena Corp.(b)	106,164	5,857,068

Data Processing & Outsourced Services-4.75%
Block, Inc., Class A(b)(c)	50,346	5,011,441
Concentrix Corp.	30,150	4,748,022

		9,759,463

Electrical Components & Equipment-1.36%
Array Technologies, Inc.(b)(c)	426,557	2,785,417

Electronic Components-2.98%
II-VI Incorporated(b)(c)	99,919	6,116,042

Interactive Media & Services-2.59%
ZoomInfo Technologies, Inc., Class A(b)	112,379	5,326,765

Internet Services & Infrastructure-2.94%
Switch, Inc., Class A(c)	202,181	6,037,125

IT Consulting & Other Services-2.85%
DXC Technology Co.(b)	204,217	5,861,028

Semiconductor Equipment-6.35%
Axcelis Technologies, Inc.(b)(c)	82,432	4,488,422
Photronics, Inc.(b)	288,450	4,323,866
Veeco Instruments, Inc.(b)(c)	184,875	4,237,335

		13,049,623

Semiconductors-29.24%
Alpha & Omega Semiconductor Ltd.(b)	101,285	4,345,127
Broadcom, Inc.	12,020	6,663,768
Diodes, Inc.(b)	61,636	4,501,277
Lattice Semiconductor Corp.(b)	152,312	7,317,069
Monolithic Power Systems, Inc.	24,675	9,678,522
ON Semiconductor Corp.(b)	129,767	6,762,158
QUALCOMM, Inc.	42,992	6,005,552
Rambus, Inc.(b)	187,880	4,680,091
SiTime Corp.(b)(c)	26,539	4,473,679
Synaptics, Inc.(b)(c)	38,062	5,649,923

		60,077,166

Systems Software-10.62%
Fortinet, Inc.(b)	24,210	6,996,932
Microsoft Corp.	26,805	7,438,924
Palo Alto Networks, Inc.(b)	13,164	7,388,690

		21,824,546

	Shares	Value
Technology Distributors-5.97%
CDW Corp.	42,753	$6,976,435
Insight Enterprises, Inc.(b)(c)	53,269	5,293,340

		12,269,775

Technology Hardware, Storage & Peripherals-18.66%
Apple, Inc.	84,580	13,334,037
Avid Technology, Inc.(b)(c)	176,516	5,597,322
HP, Inc.(c)	187,535	6,869,407
Pure Storage, Inc., Class A(b)	212,092	6,214,296
Seagate Technology Holdings PLC	76,964	6,314,126

		38,329,188

Wireless Telecommunication Services-2.55%
Gogo, Inc.(b)(c)	284,167	5,231,514

Total Common Stocks & Other Equity Interests (Cost $235,667,062)		205,523,715

Money Market Funds-0.18%
Invesco Government & Agency Portfolio, Institutional Class, 0.35%(d)(e) (Cost $357,742)	357,742	357,742

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.22% (Cost $236,024,804)		205,881,457

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-15.77%
Invesco Private Government Fund, 0.40%(d)(e)(f)	9,721,813	9,721,813
Invesco Private Prime Fund, 0.35%(d)(e)(f)	22,682,210	22,682,210

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $32,403,934)		32,404,023

TOTAL INVESTMENTS IN SECURITIES-115.99% (Cost $268,428,738)		238,285,480
OTHER ASSETS LESS LIABILITIES-(15.99)%		(32,846,253)

NET ASSETS-100.00%		$205,439,227

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

Invesco DWA Technology Momentum ETF (PTF)–(continued)

April 30, 2022

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2022.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2022.

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$248,158	$3,562,917	$(3,453,333)	$-	$-	$357,742	$182
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	32,067,659	138,335,317	(160,681,163)	-	-	9,721,813	4,882	*
Invesco Private Prime Fund	48,316,040	261,465,054	(287,093,385)	88	(5,587)	22,682,210	27,277	*

Total	$80,631,857	$403,363,288	$(451,227,881)	$88	$(5,587)	$32,761,765	$32,341

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49

Invesco DWA Utilities Momentum ETF (PUI)

April 30, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.91%
Construction & Engineering-1.69%
MDU Resources Group, Inc.	36,468	$939,416

Electric Utilities-40.07%
Alliant Energy Corp.	23,377	1,374,801
American Electric Power Co., Inc.	12,936	1,282,087
Duke Energy Corp.	19,015	2,094,693
Evergy, Inc.	30,198	2,048,934
Eversource Energy	16,919	1,478,721
Exelon Corp.	27,946	1,307,314
FirstEnergy Corp.	28,726	1,244,123
IDACORP, Inc.	9,734	1,023,822
NextEra Energy, Inc.	25,761	1,829,546
NRG Energy, Inc.	31,338	1,125,034
Otter Tail Corp.	15,671	908,291
PG&E Corp.(b)(c)	102,257	1,293,551
Pinnacle West Capital Corp.	13,242	942,830
Portland General Electric Co.	17,747	839,966
Southern Co. (The)	16,945	1,243,594
Xcel Energy, Inc.	31,451	2,304,100

		22,341,407

Gas Utilities-9.85%
Atmos Energy Corp.	17,094	1,938,460
National Fuel Gas Co.	19,924	1,397,270
New Jersey Resources Corp.	21,977	948,527
ONE Gas, Inc.	14,341	1,209,950

		5,494,207

Independent Power Producers & Energy Traders-4.47%
AES Corp. (The)	58,029	1,184,952
Vistra Corp.	52,308	1,308,746

		2,493,698

Multi-Utilities-26.69%
Ameren Corp.	14,226	1,321,595
CenterPoint Energy, Inc.	45,944	1,406,346
CMS Energy Corp.	25,511	1,752,351
DTE Energy Co.	15,946	2,089,564
NiSource, Inc.	69,566	2,025,762
NorthWestern Corp.(c)	16,934	959,988
Public Service Enterprise Group, Inc.	17,644	1,229,081
Sempra Energy	12,122	1,956,006
WEC Energy Group, Inc.	21,436	2,144,672

		14,885,365

	Shares	Value
Oil & Gas Exploration & Production-4.71%
EQT Corp.	66,029	$2,624,653

Oil & Gas Storage & Transportation-3.30%
ONEOK, Inc.	29,067	1,840,813

Water Utilities-9.13%
American States Water Co.(c)	10,428	820,267
American Water Works Co., Inc.	13,141	2,024,765
Essential Utilities, Inc.	28,320	1,267,603
Middlesex Water Co.	11,025	980,674

		5,093,309

Total Common Stocks & Other Equity Interests (Cost $51,654,510)		55,712,868

Money Market Funds-0.26%
Invesco Government & Agency Portfolio, Institutional Class, 0.35%(d)(e) (Cost $141,321)	141,321	141,321

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.17% (Cost $51,795,831)		55,854,189

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-5.59%
Invesco Private Government Fund, 0.40%(d)(e)(f) .	935,498	935,498
Invesco Private Prime Fund, 0.35%(d)(e)(f)	2,182,493	2,182,493

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $3,117,991)		3,117,991

TOTAL INVESTMENTS IN SECURITIES-105.76% (Cost $54,913,822)		58,972,180
OTHER ASSETS LESS LIABILITIES-(5.76)%		(3,210,327)

NET ASSETS-100.00%		$55,761,853

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

Invesco DWA Utilities Momentum ETF (PUI)–(continued)

April 30, 2022

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2022.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2022.

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$143,716	$1,822,269	$(1,824,664)	$-	$-	$141,321	$85
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	627,027	10,812,351	(10,503,880)	-	-	935,498	472	*
Invesco Private Prime Fund	940,540	18,790,902	(17,548,424)	-	(525)	2,182,493	1,796	*

Total	$1,711,283	$31,425,522	$(29,876,968)	$-	$(525)	$3,259,312	$2,353

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

51

Invesco NASDAQ Internet ETF (PNQI)

April 30, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.98%
Advertising-0.07%
Criteo S.A., ADR (France)(b)	15,000	$371,700

Application Software-12.85%
Adobe, Inc.(b)	57,526	22,777,420
Alarm.com Holdings, Inc.(b)	12,292	750,795
Anaplan, Inc.(b)	36,071	2,344,254
Box, Inc., Class A(b)	36,229	1,109,332
Coupa Software, Inc.(b)	18,243	1,574,371
DocuSign, Inc.(b)	48,341	3,915,621
Dropbox, Inc., Class A(b)	73,010	1,587,968
eGain Corp.(b)	7,695	79,643
Envestnet, Inc.(b)(c)	13,390	1,066,380
LivePerson, Inc.(b)(c)	17,726	400,962
New Relic, Inc.(b)	16,164	1,022,696
Open Text Corp. (Canada)	66,251	2,653,353
Paylocity Holding Corp.(b)	13,462	2,552,799
PROS Holdings, Inc.(b)(c)	11,001	307,258
salesforce.com, inc.(b)	127,769	22,479,678
SPS Commerce, Inc.(b)(c)	8,796	1,052,265
Zoom Video Communications, Inc., Class A(b) .	58,921	5,866,764

		71,541,559

Automotive Retail-0.23%
Carvana Co.(b)(c)	22,012	1,275,815

Casinos & Gaming-0.24%
DraftKings, Inc., Class A(b)(c)	99,835	1,365,743

Data Processing & Outsourced Services-3.94%
Dlocal Ltd. (Uruguay)(b)(c)	35,231	798,687
PayPal Holdings, Inc.(b)	240,326	21,131,865

		21,930,552

Education Services-0.18%
2U, Inc.(b)(c)	18,413	183,762
Chegg, Inc.(b)(c)	32,941	814,960

		998,722

Financial Exchanges & Data-0.84%
Coinbase Global, Inc., Class A(b)	41,631	4,692,230

Health Care Technology-0.29%
GoodRx Holdings, Inc., Class A(b)(c)	19,712	267,097
Teladoc Health, Inc.(b)(c)	39,168	1,322,312

		1,589,409

Hotels, Resorts & Cruise Lines-8.20%
Airbnb, Inc., Class A(b)	90,489	13,863,820
Booking Holdings, Inc.(b)	9,967	22,030,160
Expedia Group, Inc.(b)	36,555	6,387,986
MakeMyTrip Ltd. (India)(b)(c)	15,895	404,846
Trip.com Group Ltd., ADR (China)(b)	126,664	2,995,603

		45,682,415

Interactive Home Entertainment-2.33%
Bilibili, Inc., ADR (China)(b)(c)	39,622	964,399
NetEase, Inc., ADR (China)	51,172	4,878,227
Sea Ltd., ADR (Taiwan)(b)(c)	86,449	7,154,519

		12,997,145

Interactive Media & Services-22.87%
Alphabet, Inc., Class C(b)	19,942	45,853,239

	Shares	Value
Interactive Media & Services-(continued)
Autohome, Inc., ADR (China)	16,408	$476,981
Baidu, Inc., ADR (China)(b)	58,838	7,305,914
Cars.com, Inc.(b)(c)	16,900	187,928
Eventbrite, Inc., Class A(b)(c)	21,191	224,201
Hello Group, Inc., ADR (China)	40,657	216,295
JOYY, Inc., ADR (China)	14,027	555,048
Meta Platforms, Inc., Class A(b)	254,960	51,111,831
Snap, Inc., Class A(b)(c)	333,823	9,500,603
TripAdvisor, Inc.(b)(c)	30,751	789,378
Twitter, Inc.(b)(c)	195,009	9,559,341
Yelp, Inc.(b)	17,369	565,014
Ziff Davis, Inc.(b)	11,778	1,040,704

		127,386,477

Internet & Direct Marketing Retail-17.84%
1-800-Flowers.com, Inc., Class A(b)(c)	9,010	91,902
Alibaba Group Holding Ltd., ADR (China)(b)(c) .	225,823	21,925,155
Amazon.com, Inc.(b)	17,517	43,540,781
Chewy, Inc., Class A(b)(c)	26,087	758,088
eBay, Inc.	143,029	7,426,066
Global-e Online Ltd. (Israel)(b)(c)	34,748	783,220
JD.com, Inc., ADR (China)(b)(c)	145,211	8,953,710
Lands’ End, Inc.(b)(c)	8,058	112,973
MercadoLibre, Inc. (Brazil)(b)	12,292	11,967,860
Overstock.com, Inc.(b)(c)	10,536	353,588
PetMed Express, Inc.(c)	5,125	112,238
Shutterstock, Inc.(c)	8,883	672,621
Stitch Fix, Inc., Class A(b)	20,354	193,363
Vipshop Holdings Ltd., ADR (China)(b)	127,214	974,459
Wayfair, Inc., Class A(b)(c)	19,395	1,492,251

		99,358,275

Internet Services & Infrastructure-5.44%
Akamai Technologies, Inc.(b)	39,173	4,398,344
Brightcove, Inc.(b)	10,084	71,092
Fastly, Inc., Class A(b)	28,705	456,410
GoDaddy, Inc., Class A(b)	40,838	3,300,119
Okta, Inc.(b)(c)	36,286	4,329,283
Shopify, Inc., Class A (Canada)(b)(c)	27,783	11,858,340
VeriSign, Inc.(b)	26,911	4,808,727
Wix.com Ltd. (Israel)(b)	13,914	1,049,950

		30,272,265

Movies & Entertainment-10.93%
Netflix, Inc.(b)	68,195	12,981,600
Roku, Inc., Class A(b)(c)	29,092	2,702,647
Spotify Technology S.A.(b)	46,739	4,751,019
Walt Disney Co. (The)(b)	362,393	40,453,931

		60,889,197

Real Estate Services-0.37%
Redfin Corp.(b)(c)	25,993	289,822
Zillow Group, Inc., Class C(b)(c)	44,690	1,779,556

		2,069,378

Research & Consulting Services-1.10%
CoStar Group, Inc.(b)	96,055	6,111,019

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

Invesco NASDAQ Internet ETF (PNQI)–(continued)

April 30, 2022

	Shares	Value
Systems Software-9.08%
Gitlab, Inc., Class A(b)	12,730	$610,149
Microsoft Corp.	180,061	49,970,529

		50,580,678

Trucking-3.18%
Lyft, Inc., Class A(b)	83,046	2,707,299
Uber Technologies, Inc.(b)	476,414	14,997,513

		17,704,812

Total Common Stocks & Other Equity Interests (Cost $648,898,471)		556,817,391

Money Market Funds-0.07%
Invesco Government & Agency Portfolio, Institutional Class, 0.35%(d)(e) (Cost $376,768)	376,768	376,768

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.05% (Cost $649,275,239)		557,194,159

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-8.55%
Invesco Private Government Fund, 0.40%(d)(e)(f)	14,297,896	$14,297,896
Invesco Private Prime Fund, 0.35%(d)(e)(f)	33,326,145	33,326,145

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $47,622,725)		47,624,041

TOTAL INVESTMENTS IN SECURITIES-108.60% (Cost $696,897,964)		604,818,200
OTHER ASSETS LESS LIABILITIES-(8.60)%		(47,900,659)

NET ASSETS-100.00%		$556,917,541

Investment Abbreviations:

ADR-American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2022.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2022.

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$80,193	$3,952,446	$(3,655,871)	$-	$-	$376,768	$73
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	33,985,933	283,640,807	(303,328,844)	-	-	14,297,896	14,837	*
Invesco Private Prime Fund	54,120,242	590,309,225	(611,075,872)	1,316	(28,766)	33,326,145	64,175	*

Total	$88,186,368	$877,902,478	$(918,060,587)	$1,316	$(28,766)	$48,000,809	$79,085

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

53

Statements of Assets and Liabilities

April 30, 2022

	Invesco DWA Basic Materials Momentum ETF (PYZ)	Invesco DWA Consumer Cyclicals Momentum ETF (PEZ)	Invesco DWA Consumer Staples Momentum ETF (PSL)	Invesco DWA Energy Momentum ETF (PXI)
Assets:
Unaffiliated investments in securities, at value(a)	$187,189,367	$38,755,663	$99,537,610	$240,682,693
Affiliated investments in securities, at value	32,615,187	4,667,313	17,500,117	44,989,575
Cash	-	-	1,369	5,548
Receivable for:
Dividends	113,019	17,738	228,998	86,548
Securities lending	29,446	311	3,765	34,321
Foreign tax reclaims	-	-	-	-
Other assets	-	310	-	-

Total assets	219,947,019	43,441,335	117,271,859	285,798,685

Liabilities:
Payable for:
Collateral upon return of securities loaned	32,342,076	4,527,301	17,474,102	44,739,242
Accrued unitary management fees	-	-	-	-
Accrued advisory fees	68,140	6,078	34,000	88,163
Accrued trustees’ and officer’s fees	58,315	53,199	59,836	64,658
Accrued expenses	190,702	137,126	163,709	204,015

Total liabilities	32,659,233	4,723,704	17,731,647	45,096,078

Net Assets	$187,287,786	$38,717,631	$99,540,212	$240,702,607

Net assets consist of:
Shares of beneficial interest	$244,087,424	$121,890,352	$200,989,638	$394,518,950
Distributable earnings (loss)	(56,799,638)	(83,172,721)	(101,449,426)	(153,816,343)

Net Assets	$187,287,786	$38,717,631	$99,540,212	$240,702,607

Shares outstanding (unlimited amount authorized, $0.01 par value)	2,040,000	550,000	1,180,000	5,730,000
Net asset value	$91.81	$70.40	$84.36	$42.01

Market price	$91.90	$70.54	$84.28	$42.02

Unaffiliated investments in securities, at cost	$177,214,774	$42,995,367	$100,202,358	$201,878,562

Affiliated investments in securities, at cost	$32,615,187	$4,667,313	$17,498,634	$44,989,170

(a) Includes securities on loan with an aggregate value of:	$30,566,105	$4,262,725	$16,520,230	$42,684,497

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

Invesco DWA Financial Momentum ETF (PFI)	Invesco DWA Healthcare Momentum ETF (PTH)	Invesco DWA Industrials Momentum ETF (PRN)	Invesco DWA Technology Momentum ETF (PTF)	Invesco DWA Utilities Momentum ETF (PUI)	Invesco NASDAQ Internet ETF (PNQI)

$84,140,754	$273,588,760	$173,864,661	$205,523,715	$55,712,868	$556,817,391
3,360,053	43,980,051	8,527,459	32,761,765	3,259,312	48,000,809
1,011	-	-	-	-	25,397

45,559	90,738	101,790	7,623	84,940	21
541	6,741	874	3,278	214	6,727
-	-	-	10,778	-	-
-	-	-	-	-	-

87,547,918	317,666,290	182,494,784	238,307,159	59,057,334	604,850,345

3,163,877	43,498,249	8,274,454	32,403,934	3,117,991	47,622,725
-	-	-	-	-	310,079
31,313	113,585	64,832	75,349	17,244	-
52,480	66,199	59,714	59,612	56,164	-
130,575	403,832	187,349	329,037	104,082	-

3,378,245	44,081,865	8,586,349	32,867,932	3,295,481	47,932,804

$84,169,673	$273,584,425	$173,908,435	$205,439,227	$55,761,853	$556,917,541

$125,622,924	$583,630,213	$284,732,454	$383,200,368	$78,804,546	$802,924,342
(41,453,251)	(310,045,788)	(110,824,019)	(177,761,141)	(23,042,693)	(246,006,801)

$84,169,673	$273,584,425	$173,908,435	$205,439,227	$55,761,853	$556,917,541

1,850,000	2,250,000	1,920,000	1,740,000	1,580,000	3,980,000
$45.50	$121.59	$90.58	$118.07	$35.29	$139.93

$45.43	$121.51	$90.42	$118.10	$35.27	$139.77

$89,508,272	$299,651,430	$185,801,995	$235,667,062	$51,654,510	$648,898,471

$3,360,053	$43,979,625	$8,527,459	$32,761,676	$3,259,312	$47,999,493

$2,846,754	$41,698,891	$7,980,434	$30,751,518	$2,961,320	$46,408,375

55

Statements of Operations

For the year ended April 30, 2022

	Invesco DWA Basic Materials Momentum ETF (PYZ)	Invesco DWA Consumer Cyclicals Momentum ETF (PEZ)	Invesco DWA Consumer Staples Momentum ETF (PSL)	Invesco DWA Energy Momentum ETF (PXI)
Investment income:
Unaffiliated dividend income	$1,694,293	$844,658	$1,722,561	$2,450,812
Affiliated dividend income	165	101	118	153
Securities lending income	53,828	24,928	403,517	77,351
Foreign withholding tax	-	-	-	(111)

Total investment income	1,748,286	869,687	2,126,196	2,528,205

Expenses:
Unitary management fees	-	-	-	-
Advisory fees	888,079	509,750	546,642	788,326
Sub-licensing fees	266,425	152,926	163,994	236,499
Accounting & administration fees	15,776	19,390	19,667	13,646
Professional fees	26,449	25,870	25,903	25,982
Custodian & transfer agent fees	2,149	2,370	2,427	2,460
Trustees’ and officer’s fees	12,593	11,900	12,187	12,869
Other expenses	23,518	23,375	23,724	24,628

Total expenses	1,234,989	745,581	794,544	1,104,410

Less: Waivers	(167,797)	(132,425)	(138,584)	(156,317)

Net expenses	1,067,192	613,156	655,960	948,093

Net investment income (loss)	681,094	256,531	1,470,236	1,580,112

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(14,315,237)	(13,907,880)	(12,606,994)	(1,307,145)
Affiliated investment securities	(6,735)	(4,376)	(7,154)	(8,175)
In-kind redemptions	23,131,781	10,273,873	18,957,455	33,896,977

Net realized gain (loss)	8,809,809	(3,638,383)	6,343,307	32,581,657

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(4,279,541)	(19,881,707)	(19,411,495)	32,988,453
Affiliated investment securities	-	(1)	1,483	405

Change in net unrealized appreciation (depreciation)	(4,279,541)	(19,881,708)	(19,410,012)	32,988,858

Net realized and unrealized gain (loss)	4,530,268	(23,520,091)	(13,066,705)	65,570,515

Net increase (decrease) in net assets resulting from operations	$5,211,362	$(23,263,560)	$(11,596,469)	$67,150,627

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

Invesco DWA Financial Momentum ETF (PFI)	Invesco DWA Healthcare Momentum ETF (PTH)	Invesco DWA Industrials Momentum ETF (PRN)	Invesco DWA Technology Momentum ETF (PTF)	Invesco DWA Utilities Momentum ETF (PUI)	Invesco NASDAQ Internet ETF (PNQI)

$1,799,983	$390,496	$1,729,513	$526,898	$1,254,638	$431,691
112	239	141	182	85	73
27,452	186,828	147,342	348,830	17,899	69,772
(3,103)	-	-	(2,612)	-	(11,235)

1,824,444	577,563	1,876,996	873,298	1,272,622	490,301

-	-	-	-	-	5,621,952
447,173	2,204,782	1,275,696	1,497,365	233,529	-
103,690	661,438	238,094	449,212	70,059	-
14,670	46,525	29,850	35,138	16,068	-
25,663	28,597	26,986	27,053	25,471	-
2,210	6,668	2,719	3,702	2,476	-
11,407	16,636	13,659	14,118	11,339	-
21,311	45,021	30,338	29,383	20,418	-
626,124	3,009,667	1,617,342	2,055,971	379,360	5,621,952

(89,350)	(362,483)	(82,921)	(259,150)	(99,133)	(21)

536,774	2,647,184	1,534,421	1,796,821	280,227	5,621,931

1,287,670	(2,069,621)	342,575	(923,523)	992,395	(5,131,630)

(12,861,219)	(117,329,442)	(45,791,907)	(60,287,398)	(345,989)	(75,433,704)
(1,849)	(12,633)	(4,973)	(5,587)	(525)	(28,766)
12,238,405	76,272,812	56,636,663	64,837,420	965,108	102,570,724

(624,663)	(41,069,263)	10,839,783	4,544,435	618,594	27,108,254

(14,529,598)	(51,286,863)	(37,772,934)	(61,071,105)	363,406	(453,537,785)
-	425	-	88	-	1,316

(14,529,598)	(51,286,438)	(37,772,934)	(61,071,017)	363,406	(453,536,469)

(15,154,261)	(92,355,701)	(26,933,151)	(56,526,582)	982,000	(426,428,215)

$(13,866,591)	$(94,425,322)	$(26,590,576)	$(57,450,105)	$1,974,395	$(431,559,845)

57

Statements of Changes in Net Assets

For the years ended April 30, 2022 and 2021

	Invesco DWA Basic Materials Momentum ETF (PYZ)		Invesco DWA Consumer Cyclicals Momentum ETF (PEZ)
	2022	2021	2022	2021
Operations:
Net investment income (loss)	$681,094	$388,146	$256,531	$(2,213)
Net realized gain (loss)	8,809,809	17,592,752	(3,638,383)	14,387,637
Change in net unrealized appreciation (depreciation)	(4,279,541)	14,434,519	(19,881,708)	14,316,767

Net increase (decrease) in net assets resulting from operations	5,211,362	32,415,417	(23,263,560)	28,702,191

Distributions to Shareholders from:
Distributable earnings	(713,538)	(494,583)	(274,022)	(123,526)

Shareholder Transactions:
Proceeds from shares sold	194,398,106	141,463,546	108,859,338	153,726,327
Value of shares repurchased	(126,409,880)	(94,216,351)	(173,596,534)	(71,969,281)

Net increase (decrease) in net assets resulting from share transactions	67,988,226	47,247,195	(64,737,196)	81,757,046

Net increase (decrease) in net assets	72,486,050	79,168,029	(88,274,778)	110,335,711

Net assets:
Beginning of year	114,801,736	35,633,707	126,992,409	16,656,698

End of year	$187,287,786	$114,801,736	$38,717,631	$126,992,409

Changes in Shares Outstanding:
Shares sold	2,100,000	1,880,000	1,190,000	1,980,000
Shares repurchased	(1,400,000)	(1,290,000)	(2,060,000)	(960,000)
Shares outstanding, beginning of year	1,340,000	750,000	1,420,000	400,000

Shares outstanding, end of year	2,040,000	1,340,000	550,000	1,420,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

Invesco DWA Consumer Staples Momentum ETF (PSL)		Invesco DWA Energy Momentum ETF (PXI)		Invesco DWA Financial Momentum ETF (PFI)		Invesco DWA Healthcare Momentum ETF (PTH)
2022	2021	2022	2021	2022	2021	2022	2021

$1,470,236	$1,028,841	$1,580,112	$408,878	$1,287,670	$399,750	$(2,069,621)	$(1,864,228)
6,343,307	36,727,302	32,581,657	(6,395,923)	(624,663)	9,940,288	(41,069,263)	223,715,652
(19,410,012)	12,096,448	32,988,858	10,421,946	(14,529,598)	7,153,093	(51,286,438)	(10,660,214)

(11,596,469)	49,852,591	67,150,627	4,434,901	(13,866,591)	17,493,131	(94,425,322)	211,191,210

(1,442,905)	(924,650)	(1,335,094)	(439,364)	(1,320,002)	(493,130)	-	-

118,293,134	94,323,110	288,217,685	151,890,596	154,026,851	62,009,415	359,960,194	1,159,423,493
(116,934,578)	(141,542,658)	(252,911,675)	(33,783,947)	(110,378,841)	(51,995,758)	(550,184,148)	(1,077,844,258)

1,358,556	(47,219,548)	35,306,010	118,106,649	43,648,010	10,013,657	(190,223,954)	81,579,235

(11,680,818)	1,708,393	101,121,543	122,102,186	28,461,417	27,013,658	(284,649,276)	292,770,445

111,221,030	109,512,637	139,581,064	17,478,878	55,708,256	28,694,598	558,233,701	265,463,256

$99,540,212	$111,221,030	$240,702,607	$139,581,064	$84,169,673	$55,708,256	$273,584,425	$558,233,701

1,330,000	1,210,000	8,510,000	6,520,000	2,890,000	1,490,000	2,170,000	8,300,000
(1,330,000)	(1,830,000)	(8,480,000)	(1,970,000)	(2,130,000)	(1,300,000)	(3,490,000)	(7,430,000)
1,180,000	1,800,000	5,700,000	1,150,000	1,090,000	900,000	3,570,000	2,700,000

1,180,000	1,180,000	5,730,000	5,700,000	1,850,000	1,090,000	2,250,000	3,570,000

59

Statements of Changes in Net Assets–(continued)

For the years ended April 30, 2022 and 2021

	Invesco DWA Industrials Momentum ETF (PRN)		Invesco DWA Technology Momentum ETF (PTF)
	2022	2021	2022	2021
Operations:
Net investment income (loss)	$342,575	$81,807	$ (923,523)	$(1,081,435)
Net realized gain (loss)	10,839,783	33,977,793	4,544,435	150,271,622
Change in net unrealized appreciation (depreciation)	(37,772,934)	21,688,873	(61,071,017)	7,611,313

Net increase (decrease) in net assets resulting from operations	(26,590,576)	55,748,473	(57,450,105)	156,801,500

Distributions to Shareholders from:
Distributable earnings	(391,888)	(88,644)	-	-

Shareholder Transactions:
Proceeds from shares sold	225,521,096	314,949,521	400,259,524	471,013,473
Value of shares repurchased	(339,515,702)	(114,154,628)	(434,606,833)	(487,674,653)

Net increase (decrease) in net assets resulting from share transactions	(113,994,606)	200,794,893	(34,347,309)	(16,661,180)

Net increase (decrease) in net assets	(140,977,070)	256,454,722	(91,797,414)	140,140,320

Net assets:
Beginning of year	314,885,505	58,430,783	297,236,641	157,096,321

End of year	$173,908,435	$314,885,505	$205,439,227	$297,236,641

Changes in Shares Outstanding:
Shares sold	2,110,000	3,470,000	2,540,000	3,930,000
Shares repurchased	(3,260,000)	(1,350,000)	(2,880,000)	(3,900,000)
Shares outstanding, beginning of year	3,070,000	950,000	2,080,000	2,050,000

Shares outstanding, end of year	1,920,000	3,070,000	1,740,000	2,080,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

60

Invesco DWA Utilities Momentum ETF (PUI)		Invesco NASDAQ Internet ETF (PNQI)
2022	2021	2022	2021
$992,395	$1,281,339	$(5,131,630)	$(4,847,878)
618,594	(420,189)	27,108,254	101,371,036
363,406	7,717,142	(453,536,469)	297,046,224

1,974,395	8,578,292	(431,559,845)	393,569,382

(978,385)	(1,605,292)	-	-

12,709,138	5,919,080	155,935,644	358,276,717
(7,671,363)	(44,690,000)	(236,899,762)	(240,301,737)

5,037,775	(38,770,920)	(80,964,118)	117,974,980

6,033,785	(31,797,920)	(512,523,963)	511,544,362

49,728,068	81,525,988	1,069,441,504	557,897,142

$55,761,853	$49,728,068	$556,917,541	$1,069,441,504

350,000	200,000	720,000	1,690,000
(220,000)	(1,450,000)	(1,120,000)	(1,110,000)
1,450,000	2,700,000	4,380,000	3,800,000

1,580,000	1,450,000	3,980,000	4,380,000

61

Financial Highlights

Invesco DWA Basic Materials Momentum ETF (PYZ)

	Years Ended April 30,
	2022	2021	2020		2019	2018
Per Share Operating Performance:
Net asset value at beginning of year	$85.67	$47.51	$60.49		$66.74	$61.38

Net investment income(a)	0.35	0.47	0.79		0.72	0.49
Net realized and unrealized gain (loss) on investments	6.16	38.31	(12.77)		(6.30)	5.27

Total from investment operations	6.51	38.78	(11.98)		(5.58)	5.76

Distributions to shareholders from:
Net investment income	(0.37)	(0.62)	(1.00)		(0.67)	(0.40)

Net asset value at end of year	$91.81	$85.67	$47.51		$60.49	$66.74

Market price at end of year(b)	$91.90	$85.68	$47.63		$60.48	$66.79

Net Asset Value Total Return(c)	7.61%	82.25%	(19.95)%		(8.36)%	9.40%
Market Price Total Return(c)	7.70%	81.80%	(19.74)%		(8.46)%	9.48%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$187,288	$114,802	$35,634		$63,518	$100,114
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.61	%(d)	0.60%	0.60%
Expenses, prior to Waivers	0.70%	0.82%	0.79	%(d)	0.76%	0.76%
Net investment income	0.38%	0.70%	1.40	%(d)	1.12%	0.75%
Portfolio turnover rate(e)	125%	132%	90%		89%	75%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

62

Financial Highlights–(continued)

Invesco DWA Consumer Cyclicals Momentum ETF (PEZ)

	Years Ended April 30,
	2022	2021		2020		2019	2018
Per Share Operating Performance:
Net asset value at beginning of year	$89.43	$41.64		$56.86		$50.42	$44.36

Net investment income(a)	0.22	(0.00	)(b)	0.06		0.08	0.25
Net realized and unrealized gain (loss) on investments	(19.05)	47.98		(15.17)		6.53	6.03

Total from investment operations	(18.83)	47.98		(15.11)		6.61	6.28

Distributions to shareholders from:
Net investment income	(0.20)	(0.19)		(0.11)		(0.17)	(0.22)

Net asset value at end of year	$70.40	$89.43		$41.64		$56.86	$50.42

Market price at end of year(c)	$70.54	$89.37		$41.67		$56.87	$50.48

Net Asset Value Total Return(d)	(21.10)%	115.43%		(26.51)%		13.15%	14.20%
Market Price Total Return(d)	(20.90)%	115.13%		(26.47)%		13.03%	14.31%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$38,718	$126,992		$16,657		$31,271	$55,464
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%		0.61	%(e)	0.60%	0.60%
Expenses, prior to Waivers	0.73%	0.80%		0.82	%(e)	0.80%	0.90%
Net investment income	0.25%	(0.00	)%(f)	0.12	%(e)	0.15%	0.52%
Portfolio turnover rate(g)	227%	163%		176%		136%	185%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $(0.005).
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(f)	Amount represents less than 0.005%.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

63

Financial Highlights–(continued)

Invesco DWA Consumer Staples Momentum ETF (PSL)

	Years Ended April 30,
	2022	2021	2020	2019	2018
Per Share Operating Performance:
Net asset value at beginning of year	$94.26	$60.84	$72.67	$67.39	$59.38

Net investment income(a)	1.21	0.73	0.46	0.45	0.41
Net realized and unrealized gain (loss) on investments	(9.89)	33.35	(11.78)	5.25	7.90

Total from investment operations	(8.68)	34.08	(11.32)	5.70	8.31

Distributions to shareholders from:
Net investment income	(1.22)	(0.66)	(0.51)	(0.42)	(0.30)

Net asset value at end of year	$84.36	$94.26	$60.84	$72.67	$67.39

Market price at end of year(b)	$84.28	$94.31	$60.81	$72.65	$67.61

Net Asset Value Total Return(c)	(9.27)%	56.25%	(15.61)%	8.50%	14.03%
Market Price Total Return(c)	(9.41)%	56.42%	(15.63)%	8.12%	14.40%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$99,540	$111,221	$109,513	$174,401	$90,977
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.60%	0.60%	0.60%
Expenses, prior to Waivers	0.73%	0.75%	0.71%	0.71%	0.79%
Net investment income	1.34%	0.93%	0.65%	0.64%	0.65%
Portfolio turnover rate(d)	94%	97%	119%	118%	80%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

64

Financial Highlights–(continued)

Invesco DWA Energy Momentum ETF (PXI)

	Years Ended April 30,
	2022	2021	2020		2019	2018
Per Share Operating Performance:
Net asset value at beginning of year	$24.49	$15.20	$31.95		$42.26	$36.36

Net investment income(a)	0.32	0.17	0.74	(b)	0.28	0.41
Net realized and unrealized gain (loss) on investments	17.47	9.33	(16.70)		(10.24)	5.80

Total from investment operations	17.79	9.50	(15.96)		(9.96)	6.21

Distributions to shareholders from:
Net investment income	(0.27)	(0.21)	(0.79)		(0.35)	(0.31)

Net asset value at end of year	$42.01	$24.49	$15.20		$31.95	$42.26

Market price at end of year(c)	$42.02	$24.51	$15.24		$31.95	$42.32

Net Asset Value Total Return(d)	72.99%	63.39%	(50.75)%		(23.63)%	17.28%
Market Price Total Return(d)	72.89%	63.10%	(50.62)%		(23.74)%	17.47%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$240,703	$139,581	$17,479		$51,127	$88,738
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.62	%(e)	0.60%	0.60%
Expenses, prior to Waivers	0.70%	0.85%	0.86	%(e)	0.75%	0.78%
Net investment income	1.00%	0.86%	2.98	%(b)(e)	0.72%	1.15%
Portfolio turnover rate(f)	115%	196%	92%		113%	95%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.58 and 2.35%, respectively.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.02%.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

65

Financial Highlights–(continued)

Invesco DWA Financial Momentum ETF (PFI)

	Years Ended April 30,
	2022	2021	2020		2019	2018
Per Share Operating Performance:
Net asset value at beginning of year	$51.11	$31.88	$35.52		$35.16	$30.66

Net investment income(a)	0.75	0.47	0.52		0.41	0.35
Net realized and unrealized gain (loss) on investments	(5.61)	19.34	(3.54)		0.39	4.44

Total from investment operations	(4.86)	19.81	(3.02)		0.80	4.79

Distributions to shareholders from:
Net investment income	(0.75)	(0.58)	(0.62)		(0.44)	(0.29)

Net asset value at end of year	$45.50	$51.11	$31.88		$35.52	$35.16

Market price at end of year(b)	$45.43	$51.16	$31.86		$35.49	$35.22

Net Asset Value Total Return(c)	(9.63)%	62.64%	(8.33)%		2.44%	15.64%
Market Price Total Return(c)	(9.85)%	62.90%	(8.31)%		2.18%	15.91%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$84,170	$55,708	$28,695		$24,861	$70,330
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.61	%(d)	0.60%	0.60%
Expenses, prior to Waivers	0.70%	0.82%	0.71	%(d)	0.79%	0.75%
Net investment income	1.44%	1.16%	1.40	%(d)	1.22%	1.04%
Portfolio turnover rate(e)	153%	167%	158%		132%	105%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco DWA Healthcare Momentum ETF (PTH)

	Years Ended April 30,
	2022	2021	2020	2019	2018
Per Share Operating Performance:
Net asset value at beginning of year	$156.37	$98.32	$77.79	$77.65	$55.03
Net investment income (loss)(a)	(0.72)	(0.47)	(0.30)	(0.33)	(0.21)

Net realized and unrealized gain (loss) on investments	(34.06)	58.52	20.83	0.47	22.83
Total from investment operations	(34.78)	58.05	20.53	0.14	22.62

Net asset value at end of year	$121.59	$156.37	$98.32	$77.79	$77.65

Market price at end of year(b)	$121.51	$156.15	$98.49	$77.69	$77.80

Net Asset Value Total Return(c)	(22.24)%	59.04%	26.39%	0.18%	41.11%
Market Price Total Return(c)	(22.18)%	58.54%	26.78%	(0.15)%	41.40%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$273,584	$558,234	$265,463	$163,351	$155,292
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.60%	0.60%	0.60%
Expenses, prior to Waivers	0.68%	0.67%	0.73%	0.69%	0.73%
Net investment income (loss)	(0.47)%	(0.32)%	(0.34)%	(0.39)%	(0.31)%
Portfolio turnover rate(d)	204%	217%	175%	166%	130%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statement which are an integral part of the financial statements.

66

Financial Highlights–(continued)

Invesco DWA Industrials Momentum ETF (PRN)

	Years Ended April 30,
	2022	2021	2020		2019	2018
Per Share Operating Performance:
Net asset value at beginning of year	$102.57	$61.51	$63.65		$57.87	$52.27

Net investment income(a)	0.14	0.05	0.30		0.17	0.23
Net realized and unrealized gain (loss) on investments	(11.97)	41.11	(2.16)		5.76	5.73

Total from investment operations	(11.83)	41.16	(1.86)		5.93	5.96

Distributions to shareholders from:
Net investment income	(0.16)	(0.10)	(0.28)		(0.15)	(0.23)
Return of capital	-	-	-		-	(0.13)

Total distributions	(0.16)	(0.10)	(0.28)		(0.15)	(0.36)

Net asset value at end of year	$90.58	$102.57	$61.51		$63.65	$57.87

Market price at end of year(b)	$90.42	$102.49	$61.72		$63.64	$57.91

Net Asset Value Total Return(c)	(11.56)%	66.98%	(2.95)%		10.28%	11.43%
Market Price Total Return(c)	(11.64)%	66.28%	(2.61)%		10.19%	11.53%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$173,908	$314,886	$58,431		$101,839	$107,053
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.61	%(d)	0.60%	0.60%
Expenses, prior to Waivers	0.63%	0.64%	0.62	%(d)	0.64%	0.64%
Net investment income	0.13%	0.06%	0.46	%(d)	0.29%	0.39%
Portfolio turnover rate(e)	152%	169%	111%		104%	106%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights–(continued)

Invesco DWA Technology Momentum ETF (PTF)

	Years Ended April 30,
	2022	2021	2020	2019	2018
Per Share Operating Performance:
Net asset value at beginning of year	$142.90	$76.63	$71.82	$56.19	$45.25

Net investment income (loss)(a)	(0.46)	(0.46)	(0.12)	(0.09)	0.04
Net realized and unrealized gain (loss) on investments	(24.37)	66.73	4.93	15.76	10.92

Total from investment operations	(24.83)	66.27	4.81	15.67	10.96

Distributions to shareholders from:
Net investment income	-	-	-	(0.04)	(0.02)

Net asset value at end of year	$118.07	$142.90	$76.63	$71.82	$56.19

Market price at end of year(b)	$118.10	$142.85	$76.69	$71.91	$56.21

Net Asset Value Total Return(c)	(17.37)%	86.48%	6.70%	27.90%	24.22%
Market Price Total Return(c)	(17.33)%	86.28%	6.65%	28.01%	24.35%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$205,439	$297,237	$157,096	$175,966	$117,996
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.60%	0.60%	0.60%
Expenses, prior to Waivers	0.69%	0.69%	0.69%	0.72%	0.74%
Net investment income (loss)	(0.31)%	(0.37)%	(0.17)%	(0.15)%	0.08%
Portfolio turnover rate(d)	207%	172%	159%	133%	107%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco DWA Utilities Momentum ETF (PUI)

	Years Ended April 30,
	2022	2021	2020	2019	2018
Per Share Operating Performance:
Net asset value at beginning of year	$34.30	$30.19	$32.18	$27.11	$27.50

Net investment income(a)	0.73	0.64	0.65	0.63	0.65
Net realized and unrealized gain (loss) on investments	0.98	4.27	(1.87)	4.98	(0.31)

Total from investment operations	1.71	4.91	(1.22)	5.61	0.34

Distributions to shareholders from:
Net investment income	(0.72)	(0.80)	(0.77)	(0.54)	(0.73)

Net asset value at end of year	$35.29	$34.30	$30.19	$32.18	$27.11

Market price at end of year(b)	$35.27	$34.24	$30.29	$32.18	$27.13

Net Asset Value Total Return(c)	5.08%	16.63%	(3.84)%	20.98%	1.16%
Market Price Total Return(c)	5.20%	16.05%	(3.53)%	20.89%	1.19%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$55,762	$49,728	$81,526	$223,637	$44,730
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.60%	0.60%	0.60%
Expenses, prior to Waivers	0.81%	0.81%	0.69%	0.73%	0.83%
Net investment income	2.12%	2.06%	1.93%	2.08%	2.35%
Portfolio turnover rate(d)	61%	64%	69%	49%	41%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights–(continued)

Invesco NASDAQ Internet ETF (PNQI)

	Years Ended April 30,
	2022	2021	2020		2019	2018
Per Share Operating Performance:
Net asset value at beginning of year	$244.16	$146.82	$142.44		$129.15	$99.14

Net investment income (loss)(a)	(1.21)	(1.15)	(0.44)		(0.44)	(0.36)
Net realized and unrealized gain (loss) on investments	(103.02)	98.49	4.82		13.73	30.40

Total from investment operations	(104.23)	97.34	4.38		13.29	30.04

Distributions to shareholders from:
Net investment income	-	-	-		-	(0.03)

Net asset value at end of year	$139.93	$244.16	$146.82		$142.44	$129.15

Market price at end of year(b)	$139.77	$244.35	$146.75		$142.41	$129.29

Net Asset Value Total Return(c)	(42.68)%	66.30%	3.07%		10.29%	30.30%
Market Price Total Return(c)	(42.81)%	66.50%	3.05%		10.15%	30.40%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$556,918	$1,069,442	$557,897		$598,232	$600,535
Ratio to average net assets of:
Expenses	0.60%	0.60%	0.60	%(d)	0.60%	0.60%
Net investment income (loss)	(0.55)%	(0.54)%	(0.32)%		(0.34)%	(0.31)%
Portfolio turnover rate(e)	29%	27%	41%		20%	20%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Notes to Financial Statements

Invesco Exchange-Traded Fund Trust

April 30, 2022

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust (the “Trust”) was organized as a Massachusetts business trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name
Invesco DWA Basic Materials Momentum ETF (PYZ)	“DWA Basic Materials Momentum ETF”
Invesco DWA Consumer Cyclicals Momentum ETF (PEZ)	“DWA Consumer Cyclicals Momentum ETF”
Invesco DWA Consumer Staples Momentum ETF (PSL)	“DWA Consumer Staples Momentum ETF”
Invesco DWA Energy Momentum ETF (PXI)	“DWA Energy Momentum ETF”
Invesco DWA Financial Momentum ETF (PFI)	“DWA Financial Momentum ETF”
Invesco DWA Healthcare Momentum ETF (PTH)	“DWA Healthcare Momentum ETF”
Invesco DWA Industrials Momentum ETF (PRN)	“DWA Industrials Momentum ETF”
Invesco DWA Technology Momentum ETF (PTF)	“DWA Technology Momentum ETF”
Invesco DWA Utilities Momentum ETF (PUI)	“DWA Utilities Momentum ETF”
Invesco NASDAQ Internet ETF (PNQI)	“NASDAQ Internet ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on The Nasdaq Stock Market.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
DWA Basic Materials Momentum ETF	Dorsey Wright® Basic Materials Technical Leaders Index
DWA Consumer Cyclicals Momentum ETF	Dorsey Wright® Consumer Cyclicals Technical Leaders Index
DWA Consumer Staples Momentum ETF	Dorsey Wright® Consumer Staples Technical Leaders Index
DWA Energy Momentum ETF	Dorsey Wright® Energy Technical Leaders Index
DWA Financial Momentum ETF	Dorsey Wright® Financials Technical Leaders Index
DWA Healthcare Momentum ETF	Dorsey Wright® Healthcare Technical Leaders Index
DWA Industrials Momentum ETF	Dorsey Wright® Industrials Technical Leaders Index
DWA Technology Momentum ETF	Dorsey Wright® Technology Technical Leaders Index
DWA Utilities Momentum ETF	Dorsey Wright® Utilities Technical Leaders Index
NASDAQ Internet ETF	NASDAQ CTA Internet IndexSM

NOTE 2—Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services—Investment Companies.

A. Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter (“OTC”) market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between

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the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts may be valued up to 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible debt securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, a Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of

71

withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to a Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of a Fund’s NAV and, accordingly, they reduce a Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

C.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders - Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

E.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Each Fund (except for NASDAQ Internet ETF) is responsible for all of its expenses, including, but not limited to, the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees related to its respective Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”) or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees, and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).

NASDAQ Internet ETF has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Fund, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).

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Expenses of the Trust that are excluded from a Fund’s unitary management fee (if applicable) and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from a Fund’s unitary management fee (if applicable) and are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

On September 14, 2021, the Board of Trustees appointed Invesco Advisers, Inc. (“Invesco”), an affiliate of the Adviser, to serve as an affiliated securities lending agent for each Fund participating in the securities lending program. The Bank of New York Mellon (“BNYM”) also continues to serve as a lending agent. Prior to September 14, 2021, BNYM served as the sole securities lending agent for each Fund under the securities lending program. To the extent a Fund utilizes Invesco as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the period September 14, 2021 through April 30, 2022, each Fund had affiliated securities lending transactions with Invesco. Fees paid to Invesco for securities lending agent services, which are included in Securities lending income on the Statements of Operations, were incurred by each Fund as listed below:

Amount
DWA Basic Materials Momentum ETF	$3,176
DWA Consumer Cyclicals Momentum ETF	282
DWA Consumer Staples Momentum ETF	1,093
DWA Energy Momentum ETF	4,395
DWA Financial Momentum ETF	151

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Amount
DWA Healthcare Momentum ETF	846
DWA Industrials Momentum ETF	122
DWA Technology Momentum ETF	508
DWA Utilities Momentum ETF	111
NASDAQ Internet ETF	1,704

J. Other Risks

Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes or could experience extended market closures or trading halts, may increase this risk.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to each Fund’s NAV.

Momentum Investing Risk. For certain Funds, the momentum style of investing is subject to the risk that the securities may be more volatile than the market as a whole, or that the returns on securities that previously have exhibited price momentum are less than returns on other styles of investing. Momentum can turn quickly, and stocks that previously have exhibited high momentum may not experience continued positive momentum. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of a Fund may suffer.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its

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corresponding Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. Because NASDAQ Internet ETF is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Portfolio Turnover Risk. Certain Funds may engage in frequent trading of their portfolio securities in connection with the rebalancing or adjustment of their respective Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for a Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to a Fund’s shareholders, a Fund will seek to utilize the in-kind creation and redemption mechanism to minimize the realization of capital gains to the extent possible.

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

COVID-19 Risk. The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Funds’ performance.

NOTE 3–Investment Advisory Agreements and Other Agreements

The Trust has entered into Investment Advisory Agreements with the Adviser on behalf of the Funds, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services. Pursuant to an Investment Advisory Agreement, each Fund (except for NASDAQ Internet ETF) accrues daily and pays monthly to the Adviser an annual fee of 0.50% of the Fund’s average daily net assets.

Pursuant to another Investment Advisory Agreement, NASDAQ Internet ETF accrues daily and pays monthly to the Adviser, as compensation for its services, an annual unitary management fee of 0.60% of the Fund’s average daily net assets. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of NASDAQ Internet ETF, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).

The Trust also has entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) with the Adviser on behalf of each Fund (except NASDAQ Internet ETF), pursuant to which the Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses (excluding interest expenses, brokerage commissions and other trading expenses, offering costs, taxes, acquired fund fees and expenses, if any, and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser)) of each Fund (except NASDAQ Internet ETF) from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”), through at least August 31, 2024. Unless the Adviser continues the Expense Agreement, it will terminate on August 31, 2024. During its term, the Expense Agreement cannot be terminated or amended to increase the Expense Cap without approval of the Board of Trustees.

Further, through at least August 31, 2024, the Adviser has contractually agreed to waive the management fee payable by each Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s investments in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser or (ii) the management fee available to be waived. These waivers do not apply to a Fund’s investment of cash collateral received for securities lending. There is no guarantee that the Adviser will extend the waiver of these fees past that date. This agreement is not subject to recapture by the Adviser.

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For the fiscal year ended April 30, 2022, the Adviser waived fees and/or paid Fund expenses for each Fund in the following amounts:

DWA Basic Materials Momentum ETF	$167,797
DWA Consumer Cyclicals Momentum ETF	132,425
DWA Consumer Staples Momentum ETF	138,584
DWA Energy Momentum ETF	156,317
DWA Financial Momentum ETF	89,350
DWA Healthcare Momentum ETF	362,483
DWA Industrials Momentum ETF	82,921
DWA Technology Momentum ETF	259,150
DWA Utilities Momentum ETF	99,133
NASDAQ Internet ETF	21

The fees waived and/or expenses borne by the Adviser, pursuant to the Expense Cap, are subject to recapture by the Adviser up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Funds if it would result in the Funds exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.

For the following Funds, the amounts available for potential future recapture by the Adviser under the Expense Agreement and the expiration schedule at April 30, 2022 are as follows:

	Total Potential Recapture Amounts	Potential Recapture Amounts Expiring
		4/30/23	4/30/24	4/30/25
DWA Basic Materials Momentum ETF	$378,403	$90,387	$120,236	$167,780
DWA Consumer Cyclicals Momentum ETF	326,246	80,322	113,510	132,414
DWA Consumer Staples Momentum ETF	467,775	165,252	163,949	138,574
DWA Energy Momentum ETF	353,411	80,048	117,061	156,302
DWA Financial Momentum ETF	218,768	53,809	75,623	89,336
DWA Healthcare Momentum ETF	972,239	183,777	426,000	362,462
DWA Industrials Momentum ETF	158,017	14,359	60,753	82,905
DWA Technology Momentum ETF	692,878	178,081	255,670	259,127
DWA Utilities Momentum ETF	405,596	174,961	131,512	99,123

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor
DWA Basic Materials Momentum ETF	Dorsey Wright & Associates, LLC
DWA Consumer Cyclicals Momentum ETF	Dorsey Wright & Associates, LLC
DWA Consumer Staples Momentum ETF	Dorsey Wright & Associates, LLC
DWA Energy Momentum ETF	Dorsey Wright & Associates, LLC
DWA Financial Momentum ETF	Dorsey Wright & Associates, LLC
DWA Healthcare Momentum ETF	Dorsey Wright & Associates, LLC
DWA Industrials Momentum ETF	Dorsey Wright & Associates, LLC
DWA Technology Momentum ETF	Dorsey Wright & Associates, LLC
DWA Utilities Momentum ETF	Dorsey Wright & Associates, LLC
NASDAQ Internet ETF	Nasdaq, Inc.

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds (except for NASDAQ Internet ETF) are required to pay the sub-licensing fees that are shown on the Statements of Operations. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby BNYM, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

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For the fiscal year ended April 30, 2022, the following Funds incurred brokerage commissions with Invesco Capital Markets, Inc. (“ICMI”), an affiliate of the Adviser and Distributor, for portfolio transactions executed on behalf of the Funds, as listed below:

DWA Basic Materials Momentum ETF	$23,156
DWA Consumer Cyclicals Momentum ETF	39,410
DWA Consumer Staples Momentum ETF	13,859
DWA Energy Momentum ETF	54,858
DWA Financial Momentum ETF	21,171
DWA Healthcare Momentum ETF	14,015
DWA Industrials Momentum ETF	20,108
DWA Technology Momentum ETF	34,140
DWA Utilities Momentum ETF	7,769
NASDAQ Internet ETF	20,808

Portfolio transactions with ICMI that have not settled at period-end, if any, are shown in the Statements of Assets and Liabilities under the receivable caption Investments sold – affiliated broker and/or payable caption Investments purchased – affiliated broker.

NOTE 4–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
DWA Basic Materials Momentum ETF
Investments in Securities
Common Stocks & Other Equity Interests	$187,189,367	$-	$-	$187,189,367
Money Market Funds	273,111	32,342,076	-	32,615,187

Total Investments	$187,462,478	$32,342,076	$-	$219,804,554

DWA Consumer Cyclicals Momentum ETF
Investments in Securities
Common Stocks & Other Equity Interests	$38,755,663	$-	$-	$38,755,663
Money Market Funds	140,012	4,527,301	-	4,667,313

Total Investments	$38,895,675	$4,527,301	$-	$43,422,976

DWA Consumer Staples Momentum ETF
Investments in Securities
Common Stocks & Other Equity Interests	$99,537,610	$-	$-	$99,537,610
Money Market Funds	24,532	17,475,585	-	17,500,117

Total Investments	$99,562,142	$17,475,585	$-	$117,037,727

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	Level 1	Level 2	Level 3	Total
DWA Energy Momentum ETF
Investments in Securities
Common Stocks & Other Equity Interests	$240,682,693	$-	$-	$240,682,693
Money Market Funds	249,928	44,739,647	-	44,989,575

Total Investments	$240,932,621	$44,739,647	$-	$285,672,268

DWA Financial Momentum ETF
Investments in Securities
Common Stocks & Other Equity Interests	$84,140,754	$-	$-	$84,140,754
Money Market Funds	196,176	3,163,877	-	3,360,053

Total Investments	$84,336,930	$3,163,877	$-	$87,500,807

DWA Healthcare Momentum ETF
Investments in Securities
Common Stocks & Other Equity Interests	$273,588,760	$-	$-	$273,588,760
Money Market Funds	481,376	43,498,675	-	43,980,051

Total Investments	$274,070,136	$43,498,675	$-	$317,568,811

DWA Industrials Momentum ETF
Investments in Securities
Common Stocks & Other Equity Interests	$173,864,661	$-	$-	$173,864,661
Money Market Funds	253,005	8,274,454	-	8,527,459

Total Investments	$174,117,666	$8,274,454	$-	$182,392,120

DWA Technology Momentum ETF
Investments in Securities
Common Stocks & Other Equity Interests	$205,523,715	$-	$-	$205,523,715
Money Market Funds	357,742	32,404,023	-	32,761,765

Total Investments	$205,881,457	$32,404,023	$-	$238,285,480

DWA Utilities Momentum ETF
Investments in Securities
Common Stocks & Other Equity Interests	$55,712,868	$-	$-	$55,712,868
Money Market Funds	141,321	3,117,991	-	3,259,312

Total Investments	$55,854,189	$3,117,991	$-	$58,972,180

NASDAQ Internet ETF
Investments in Securities
Common Stocks & Other Equity Interests	$556,817,391	$-	$-	$556,817,391
Money Market Funds	376,768	47,624,041	-	48,000,809

Total Investments	$557,194,159	$47,624,041	$-	$604,818,200

NOTE 5–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2022 and 2021:

	2022	2021
	Ordinary Income*	Ordinary Income*
DWA Basic Materials Momentum ETF	$ 713,538	$494,583
DWA Consumer Cyclicals Momentum ETF	274,022	123,525
DWA Consumer Staples Momentum ETF	1,442,905	924,650
DWA Energy Momentum ETF	1,335,094	439,364
DWA Financial Momentum ETF	1,320,002	493,130
DWA Healthcare Momentum ETF	-	-
DWA Industrials Momentum ETF	391,888	88,644
DWA Technology Momentum ETF	-	-

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	2022	2021
	Ordinary Income*	Ordinary Income*
DWA Utilities Momentum ETF	$ 978,385	$1,605,292
NASDAQ Internet ETF	-	-

*     Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)- Investments	Capital Loss Carryforwards	Late-Year Ordinary Loss Deferral	Shares of Beneficial Interest	Total Net Assets
DWA Basic Materials Momentum ETF	$-	$(53,264)	$9,736,938	$(66,483,312)	$-	$244,087,424	$187,287,786
DWA Consumer Cyclicals Momentum ETF	-	(49,944)	(4,244,882)	(78,866,192)	(11,703)	121,890,352	38,717,631
DWA Consumer Staples Momentum ETF	293,687	(54,492)	(1,655,847)	(100,032,774)	-	200,989,638	99,540,212
DWA Energy Momentum ETF	278,551	(59,447)	38,159,814	(192,195,261)	-	394,518,950	240,702,607
DWA Financial Momentum ETF	-	(47,549)	(5,663,770)	(35,741,932)	-	125,622,924	84,169,673
DWA Healthcare Momentum ETF	-	(61,195)	(26,153,974)	(283,466,503)	(364,116)	583,630,213	273,584,425
DWA Industrials Momentum ETF	-	(54,604)	(12,303,431)	(98,465,984)	-	284,732,454	173,908,435
DWA Technology Momentum ETF	-	(54,237)	(30,365,887)	(146,998,007)	(343,010)	383,200,368	205,439,227
DWA Utilities Momentum ETF	18,538	(50,553)	3,958,295	(26,968,973)	-	78,804,546	55,761,853
NASDAQ Internet ETF	-	-	(107,944,264)	(136,850,520)	(1,212,017)	802,924,342	556,917,541

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Funds have capital loss carryforwards as of April 30, 2022, as follows:

	No expiration
	Short-Term	Long-Term	Total*
DWA Basic Materials Momentum ETF	$53,745,128	$12,738,184	$66,483,312
DWA Consumer Cyclicals Momentum ETF	78,866,192	-	78,866,192
DWA Consumer Staples Momentum ETF	94,614,870	5,417,904	100,032,774
DWA Energy Momentum ETF	160,559,808	31,635,453	192,195,261
DWA Financial Momentum ETF	35,741,932	-	35,741,932
DWA Healthcare Momentum ETF	283,466,503	-	283,466,503
DWA Industrials Momentum ETF	98,465,984	-	98,465,984
DWA Technology Momentum ETF	146,998,007	-	146,998,007
DWA Utilities Momentum ETF	23,047,531	3,921,442	26,968,973
NASDAQ Internet ETF	73,466,804	63,383,716	136,850,520

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 6–Investment Transactions

For the fiscal year ended April 30, 2022, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
DWA Basic Materials Momentum ETF	$221,318,391	$221,216,093
DWA Consumer Cyclicals Momentum ETF	234,421,856	234,877,010
DWA Consumer Staples Momentum ETF	107,832,597	107,416,337
DWA Energy Momentum ETF	186,054,226	185,322,583
DWA Financial Momentum ETF	142,318,018	140,380,576
DWA Healthcare Momentum ETF	937,129,117	937,455,432
DWA Industrials Momentum ETF	402,459,952	402,500,675

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	Purchases	Sales
DWA Technology Momentum ETF	$660,490,142	$660,736,935
DWA Utilities Momentum ETF	28,530,344	28,404,337
NASDAQ Internet ETF	269,837,007	277,954,319

For the fiscal year ended April 30, 2022, in-kind transactions associated with creations and redemptions were as follows:

	In-kind Purchases	In-kind Sales
DWA Basic Materials Momentum ETF	$194,296,064	$126,510,330
DWA Consumer Cyclicals Momentum ETF	108,839,315	173,163,036
DWA Consumer Staples Momentum ETF	118,271,063	117,243,214
DWA Energy Momentum ETF	287,944,753	253,001,428
DWA Financial Momentum ETF	152,564,138	110,647,792
DWA Healthcare Momentum ETF	359,982,329	552,198,953
DWA Industrials Momentum ETF	225,426,881	339,413,139
DWA Technology Momentum ETF	400,417,974	435,584,990
DWA Utilities Momentum ETF	12,704,985	7,670,447
NASDAQ Internet ETF	155,955,225	234,465,181

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes. As of April 30, 2022, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

			Net
	Gross	Gross	Unrealized
	Unrealized	Unrealized	Appreciation
	Appreciation	(Depreciation)	(Depreciation)	Cost
DWA Basic Materials Momentum ETF	$17,558,316	$(7,821,378)	$9,736,938	$210,067,616
DWA Consumer Cyclicals Momentum ETF	483,480	(4,728,362)	(4,244,882)	47,667,858
DWA Consumer Staples Momentum ETF	5,412,116	(7,067,963)	(1,655,847)	118,693,574
DWA Energy Momentum ETF	40,838,834	(2,679,020)	38,159,814	247,512,454
DWA Financial Momentum ETF	1,360,829	(7,024,599)	(5,663,770)	93,164,577
DWA Healthcare Momentum ETF	7,362,578	(33,516,552)	(26,153,974)	343,722,785
DWA Industrials Momentum ETF	3,859,327	(16,162,758)	(12,303,431)	194,695,551
DWA Technology Momentum ETF	1,883,449	(32,249,336)	(30,365,887)	268,651,367
DWA Utilities Momentum ETF	4,974,304	(1,016,009)	3,958,295	55,013,885
NASDAQ Internet ETF	55,569,070	(163,513,334)	(107,944,264)	712,762,464

NOTE 7–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, passive foreign investment companies and in-kind transactions, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended April 30, 2022, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
DWA Basic Materials Momentum ETF	$27,574	$(22,910,882)	$22,883,308
DWA Consumer Cyclicals Momentum ETF	1,247	(9,880,377)	9,879,130
DWA Consumer Staples Momentum ETF	-	(18,695,740)	18,695,740
DWA Energy Momentum ETF	-	(30,841,650)	30,841,650
DWA Financial Momentum ETF	27,972	(11,741,334)	11,713,362
DWA Healthcare Momentum ETF	2,676,258	(74,496,999)	71,820,741
DWA Industrials Momentum ETF	848	(55,622,357)	55,621,509
DWA Technology Momentum ETF	967,380	(62,594,835)	61,627,455
DWA Utilities Momentum ETF	-	(933,801)	933,801
NASDAQ Internet ETF	6,209,566	(96,139,918)	89,930,352

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NOTE 8–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of the unitary management fee, pays for such compensation for NASDAQ Internet ETF. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected.

Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 9–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in each Fund’s prospectus. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

81

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust and Shareholders of Invesco DWA Basic Materials Momentum ETF, Invesco DWA Consumer Cyclicals Momentum ETF, Invesco DWA Consumer Staples Momentum ETF, Invesco DWA Energy Momentum ETF, Invesco DWA Financial Momentum ETF, Invesco DWA Healthcare Momentum ETF, Invesco DWA Industrials Momentum ETF, Invesco DWA Technology Momentum ETF, Invesco DWA Utilities Momentum ETF and Invesco NASDAQ Internet ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco DWA Basic Materials Momentum ETF, Invesco DWA Consumer Cyclicals Momentum ETF, Invesco DWA Consumer Staples Momentum ETF, Invesco DWA Energy Momentum ETF, Invesco DWA Financial Momentum ETF, Invesco DWA Healthcare Momentum ETF, Invesco DWA Industrials Momentum ETF, Invesco DWA Technology Momentum ETF, Invesco DWA Utilities Momentum ETF and Invesco NASDAQ Internet ETF (ten of the funds constituting Invesco Exchange-Traded Fund Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2022, the related statements of operations for the year ended April 30, 2022, the statements of changes in net assets for each of the two years in the period ended April 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2022, and each of the financial highlights for each of the five years in the period ended April 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2022 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

June 23, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not determined the specific year we began serving as auditor.

82

Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust (excluding Invesco NASDAQ Internet ETF), you incur advisory fees and other Fund expenses. As a shareholder of the Invesco NASDAQ Internet ETF, you incur a unitary management fee. In addition to the advisory fee or unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2021 through April 30, 2022.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Annualized
	Beginning	Ending	Expense Ratio	Expenses Paid
	Account Value	Account Value	Based on the	During the
	November 1, 2021	April 30, 2022	Six-Month Period	Six-Month Period(1)
Invesco DWA Basic Materials Momentum ETF (PYZ)
Actual	$1,000.00	$1,011.20	0.60%	$2.99
Hypothetical (5% return before expenses)	1,000.00	1,021.82	0.60	3.01
Invesco DWA Consumer Cyclicals Momentum ETF (PEZ)
Actual	1,000.00	750.10	0.60	2.60
Hypothetical (5% return before expenses)	1,000.00	1,021.82	0.60	3.01
Invesco DWA Consumer Staples Momentum ETF (PSL)
Actual	1,000.00	930.90	0.60	2.87
Hypothetical (5% return before expenses)	1,000.00	1,021.82	0.60	3.01
Invesco DWA Energy Momentum ETF (PXI)
Actual	1,000.00	1,263.20	0.60	3.37
Hypothetical (5% return before expenses)	1,000.00	1,021.82	0.60	3.01
Invesco DWA Financial Momentum ETF (PFI)
Actual	1,000.00	784.10	0.60	2.65
Hypothetical (5% return before expenses)	1,000.00	1,021.82	0.60	3.01

83

Calculating your ongoing Fund expenses–(continued)

			Annualized
	Beginning	Ending	Expense Ratio	Expenses Paid
	Account Value	Account Value	Based on the	During the
	November 1, 2021	April 30, 2022	Six-Month Period	Six-Month Period(1)
Invesco DWA Healthcare Momentum ETF (PTH)
Actual	$1,000.00	$743.30	0.60%	$2.59
Hypothetical (5% return before expenses)	1,000.00	1,021.82	0.60	3.01
Invesco DWA Industrials Momentum ETF (PRN)
Actual	1,000.00	824.50	0.60	2.71
Hypothetical (5% return before expenses)	1,000.00	1,021.82	0.60	3.01
Invesco DWA Technology Momentum ETF (PTF)
Actual	1,000.00	696.50	0.60	2.52
Hypothetical (5% return before expenses)	1,000.00	1,021.82	0.60	3.01
Invesco DWA Utilities Momentum ETF (PUI)
Actual	1,000.00	1,053.00	0.60	3.05
Hypothetical (5% return before expenses)	1,000.00	1,021.82	0.60	3.01
Invesco NASDAQ Internet ETF (PNQI)
Actual	1,000.00	570.20	0.60	2.34
Hypothetical (5% return before expenses)	1,000.00	1,021.82	0.60	3.01

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended April 30, 2022. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 181/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

84

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2022:

			Corporate
	Qualified	Qualified	Dividends		Business
	Business	Dividend	Received	U.S. Treasury	Interest
	Income*	Income*	Deduction*	Obligations*	Income*
Invesco DWA Basic Materials Momentum ETF	0%	100%	100%	0%	0%
Invesco DWA Consumer Cyclicals Momentum ETF	0%	100%	100%	0%	0%
Invesco DWA Consumer Staples Momentum ETF	0%	88%	88%	0%	0%
Invesco DWA Energy Momentum ETF	0%	100%	100%	0%	0%
Invesco DWA Financial Momentum ETF	15%	85%	89%	0%	0%
Invesco DWA Healthcare Momentum ETF	0%	0%	0%	0%	0%
Invesco DWA Industrials Momentum ETF	0%	100%	100%	0%	0%
Invesco DWA Technology Momentum ETF	0%	0%	0%	0%	0%
Invesco DWA Utilities Momentum ETF	0%	100%	100%	0%	0%
Invesco NASDAQ Internet ETF	0%	0%	0%	0%	0%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

85

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below:

As of April 30, 2022

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chair of the Board; Chair of the Nominating and Governance Committee and Trustee	Vice Chair since 2018; Chair of the Nominating and Governance Committee and Trustee since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	224	Chair (since 2021) and member (since 2017) of the Joint Investment Committee, Mission Aviation Fellowship and MAF Foundation; Trustee, Mission Aviation Fellowship (2017-Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	224	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

86

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, First Eagle Alternative Credit LLC (2020-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Director, The Boeing Company (2009-2021); Trustee, MITRE Corporation (federally funded research development) (2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chair (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chair of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	224	Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010- Present); formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

87

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	224	Trustee (2000- Present) and Chair (2010-2017), Newberry Library; Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, Mather LifeWays (2001-2021); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

88

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Audit Committee and Trustee	Chair of the Audit Committee since 2008; Trustee since 2006	Formerly, Managing Director of Finance (2020-2021) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	224	Formerly, Treasurer (2018-2021), Finance Committee Member (2015-2021) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Investment Oversight Committee and Trustee	Chair of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	224	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

89

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	224	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Governing Council Member (2016-Present) and Chair of Education Committee (2017-2021), Independent Directors Council (IDC); Council Member, New York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Advisory Board Director, The Alberleen Group LLC (2012-2021); Board Member, 100 Women in Finance (2015-2020); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

90

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker–1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	224	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson–1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Board and Trustee	Chair since 2012; Trustee since 2006	Chair, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chair and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chair, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	224	Director, Penfield Children’s Center (2004-Present); Board Chair, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

91

Trustees and Officers–(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below:

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Anna Paglia–1974 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Trustee, President and Principal Executive Officer	Trustee since 2022, President and Principal Executive Officer since 2020	President and Principal Executive Officer (2020-Present) and Trustee (2022-Present), Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); Vice President, Invesco Indexing LLC (2020-Present); formerly, Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015- 2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).	224	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

92

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Adrien Deberghes–1967 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO, Fund Administration and Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial Officer, Treasurer and Vice President, The Invesco Funds (2020-Present); formerly, Senior Vice President and Treasurer, Fidelity Investments (2008-2020).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds; Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital Management LLC (2013-2018).

Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, The Invesco Funds (2014-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2020-Present); Assistant Secretary, Invesco Investment Advisers LLC (2020-Present); formerly, Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

93

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Michael McMaster–1962 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Chief Tax Officer	Since 2020	Vice President and Head of Global Fund Services Tax, Invesco Advisers, Inc. (2020-Present); Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds (2020-Present); Assistant Treasurer, Invesco Capital Management LLC (2020-Present); Chief Tax Officer and Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Treasurer, Invesco Specialized Products, LLC (2020-Present); formerly, Senior Vice President, Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS) (2007-2020).

Sheri Morris–1964 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2020-Present) and Vice President, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Treasurer (2008-2020), Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange- Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Treasurer, Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Vice President, Invesco Advisers, Inc. (2009-2020).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

94

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

95

Approval of Investment Advisory Contracts

At a meeting held on April 6, 2022, the Board of Trustees of the Invesco Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following 25 series (each, a “Fund” and collectively, the “Funds”):

Invesco Dow Jones Industrial Average Dividend ETF	Invesco S&P 500 Equal Weight Real Estate ETF
Invesco NASDAQ Internet ETF	Invesco S&P 500® Equal Weight Technology ETF
Invesco Raymond James SB-1 Equity ETF	Invesco S&P 500® Equal Weight Utilities ETF
Invesco S&P 500 BuyWrite ETF	Invesco S&P 500® Pure Growth ETF
Invesco S&P 500® Equal Weight Communications Services ETF	Invesco S&P 500® Pure Value ETF
Invesco S&P 500® Equal Weight Consumer Discretionary ETF	Invesco S&P 500® Top 50 ETF
Invesco S&P 500® Equal Weight Consumer Staples ETF	Invesco S&P MidCap 400® Equal Weight ETF
Invesco S&P 500® Equal Weight Energy ETF	Invesco S&P MidCap 400® Pure Growth ETF
Invesco S&P 500® Equal Weight ETF	Invesco S&P MidCap 400® Pure Value ETF
Invesco S&P 500® Equal Weight Financials ETF	Invesco S&P SmallCap 600® Equal Weight ETF
Invesco S&P 500® Equal Weight Health Care ETF	Invesco S&P SmallCap 600® Pure Growth ETF
Invesco S&P 500® Equal Weight Industrials ETF	Invesco S&P SmallCap 600® Pure Value ETF
Invesco S&P 500® Equal Weight Materials ETF

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s oversight of execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2021, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchase by Invesco of the exchange-traded funds (“ETFs”) business of Guggenheim Capital LLC (“Guggenheim”) (the “Transaction”) and that each such Fund’s performance prior to the closing of the Transaction on April 6, 2018 or May 18, 2018 is that of its predecessor Guggenheim ETF. The Trustees noted that, for each applicable period, the correlation and tracking error for each Fund were within the targeted range set forth in the Trust’s registration statement. The Trustees concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee. The Trustees noted that the annual advisory fee charged to each Fund, as set forth below, is a unitary advisory fee and that the Adviser pays all other operating expenses of each Fund, except that each Fund pays its brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses, costs incurred in connection with proxies (except certain proxies) and other extraordinary expenses:

96

Approval of Investment Advisory Contracts–(continued)

●	0.07% of the Fund’s average daily net assets for Invesco Dow Jones Industrial Average Dividend ETF;

●	0.20% of the Fund’s average daily net assets for each of Invesco S&P 500® Equal Weight ETF and Invesco S&P 500® Top 50 ETF;

●

0.35% of the Fund’s average daily net assets for each of Invesco S&P 500® Pure Growth ETF, Invesco S&P 500® Pure Value ETF, Invesco S&P MidCap 400® Pure Growth ETF, Invesco S&P MidCap 400® Pure Value ETF, Invesco S&P SmallCap 600® Pure Growth ETF and Invesco S&P SmallCap 600® Pure Value ETF;

●	0.49% of the Fund’s average daily net assets for Invesco S&P 500 BuyWrite ETF;

●	0.60% of the Fund’s average daily net assets for Invesco NASDAQ Internet ETF;

●	0.75% of the Fund’s average daily net assets for Invesco Raymond James SB-1 Equity ETF; and

●	0.40% of the Fund’s average daily net assets for each other Fund.

The Trustees compared each Fund’s net expense ratio to information compiled by the Adviser from Lipper Inc. (“Lipper”) databases on the net expense ratios of comparable ETFs, open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds. The Trustees noted that a portion of each Fund’s operating expenses was attributable to a sub-license fee payable out of the unitary advisory fee charged to that Fund.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median	Lower than Open-End Active Fund Peer Median
Invesco Dow Jones Industrial Average Dividend ETF	X	X	X
Invesco NASDAQ Internet ETF			X
Invesco Raymond James SB-1 Equity ETF			X
Invesco S&P 500 BuyWrite ETF	X	X	X
Invesco S&P 500® Equal Weight Communication Services ETF	X		X
Invesco S&P 500® Equal Weight Consumer Discretionary ETF	X		X
Invesco S&P 500® Equal Weight Consumer Staples ETF	X		X
Invesco S&P 500® Equal Weight Energy ETF	X		X
Invesco S&P 500® Equal Weight ETF	X	X	X
Invesco S&P 500® Equal Weight Financials ETF	X		X
Invesco S&P 500® Equal Weight Health Care ETF	X		X
Invesco S&P 500® Equal Weight Industrials ETF	X		X
Invesco S&P 500® Equal Weight Materials ETF	X		X
Invesco S&P 500® Equal Weight Real Estate ETF	X		X
Invesco S&P 500® Equal Weight Technology ETF	X		X
Invesco S&P 500® Equal Weight Utilities ETF	X	X	X
Invesco S&P 500® Pure Growth ETF	X	X	X
Invesco S&P 500® Pure Value ETF			X
Invesco S&P 500® Top 50 ETF	X		X
Invesco S&P MidCap 400® Equal Weight ETF			X
Invesco S&P MidCap 400® Pure Growth ETF			X
Invesco S&P MidCap 400® Pure Value ETF		X	X
Invesco S&P SmallCap 600® Equal Weight ETF			X
Invesco S&P SmallCap 600® Pure Growth ETF			X
Invesco S&P SmallCap 600® Pure Value ETF		X	X

97

Approval of Investment Advisory Contracts–(continued)

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding Invesco Raymond James SB-1 Equity ETF’s advisory fee and total expenses and the Lipper peer data. The Adviser explained its view that the advisory fee and total expenses for the Fund are competitive and generally in line with other comparable funds in the marketplace, particularly in light of the level and nature of services provided and the investment management style of the Adviser. The Trustees also considered the Adviser’s statements regarding its pricing philosophy and the differing pricing philosophy of certain of the peers.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have an investment strategy comparable to one of the Funds. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

Based on all of the information provided, the Board concluded that each Fund’s unitary advisory fee was reasonable and appropriate in light of the services provided, the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of the unitary advisory fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size and unitary advisory fee. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds. The Trustees considered whether the unitary advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund and concluded that the unitary advisory fee was reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser does not have any soft-dollar arrangements. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees, advisory fees for money market cash management vehicles and fees as the Funds’ direct securities lending agent. The Trustees also considered that Invesco Distributors, Inc., an affiliate of the Adviser, serves as each Fund’s distributor and is paid a distribution fee by the Adviser. The Board concluded that each Fund’s unitary advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

98

Approval of Investment Advisory Contracts

At a meeting held on April 6, 2022, the Board of Trustees of the Invesco Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following 49 series (each, a “Fund” and collectively, the “Funds”):

Invesco Aerospace & Defense ETF	Invesco Dynamic Semiconductors ETF
Invesco BuyBack AchieversTM ETF	Invesco Dynamic Software ETF
Invesco Dividend AchieversTM ETF	Invesco Financial Preferred ETF
Invesco DWA Basic Materials Momentum ETF	Invesco FTSE RAFI US 1000 ETF
Invesco DWA Consumer Cyclicals Momentum ETF	Invesco FTSE RAFI US 1500 Small-Mid ETF
Invesco DWA Consumer Staples Momentum ETF	Invesco Global Listed Private Equity ETF
Invesco DWA Energy Momentum ETF	Invesco Golden Dragon China ETF
Invesco DWA Financial Momentum ETF	Invesco High Yield Equity Dividend AchieversTM ETF
Invesco DWA Healthcare Momentum ETF	Invesco International Dividend AchieversTM ETF
Invesco DWA Industrials Momentum ETF	Invesco MSCI Sustainable Future ETF
Invesco DWA Momentum ETF	Invesco S&P 100 Equal Weight ETF
Invesco DWA Technology Momentum ETF	Invesco S&P 500 GARP ETF
Invesco DWA Utilities Momentum ETF	Invesco S&P 500® Quality ETF
Invesco Dynamic Biotechnology & Genome ETF	Invesco S&P 500 Value with Momentum ETF
Invesco Dynamic Building & Construction ETF	Invesco S&P MidCap Momentum ETF
Invesco Dynamic Energy Exploration & Production ETF	Invesco S&P MidCap Quality ETF
Invesco Dynamic Food & Beverage ETF	Invesco S&P MidCap Value with Momentum ETF
Invesco Dynamic Large Cap Growth ETF	Invesco S&P SmallCap Momentum ETF
Invesco Dynamic Large Cap Value ETF	Invesco S&P SmallCap Value with Momentum ETF
Invesco Dynamic Leisure and Entertainment ETF	Invesco S&P Spin-Off ETF
Invesco Dynamic Market ETF	Invesco Water Resources ETF
Invesco Dynamic Media ETF	Invesco WilderHill Clean Energy ETF
Invesco Dynamic Networking ETF	Invesco Zacks Mid-Cap ETF
Invesco Dynamic Oil & Gas Services ETF	Invesco Zacks Multi-Asset Income ETF
Invesco Dynamic Pharmaceuticals ETF

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees and expenses paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2021, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchase by Invesco of the exchange-traded funds (“ETFs”) business of Guggenheim Capital LLC (“Guggenheim”) (the “Transaction”) and that each such Fund’s performance prior to the closing of the Transaction on April 6, 2018 or May 18, 2018, as applicable, is that of its predecessor Guggenheim ETF. The Trustees noted that, for each applicable period, the correlation and tracking error for each Fund were within the targeted range set forth in the Trust’s registration statement. The Trustees concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

99

Approval of Investment Advisory Contracts–(continued)

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s contractual advisory fee, net advisory fee and gross and net expense ratios. The Trustees noted that the annual contractual advisory fee charged to each Fund is as follows:

●	0.15% of the Fund’s average daily net assets for Invesco S&P 500® Quality ETF;

●	0.25% of the Fund’s average daily net assets for each of Invesco S&P 100 Equal Weight ETF and Invesco S&P MidCap Quality ETF; and

●

0.29% of the Fund’s average daily net assets for each of Invesco FTSE RAFI US 1000 ETF, Invesco FTSE RAFI US 1500 Small-Mid ETF, Invesco S&P 500 GARP ETF, Invesco S&P 500 Value with Momentum ETF, Invesco S&P MidCap Momentum ETF, Invesco S&P MidCap Value with Momentum ETF, Invesco S&P SmallCap Momentum ETF and Invesco S&P SmallCap Value with Momentum ETF;

●	0.40% of the Fund’s average daily net assets for each of Invesco Dividend Achievers™ ETF, Invesco High Yield Equity Dividend Achievers™ ETF and Invesco International Dividend Achievers™ ETF; and

●	0.50% of the Fund’s average daily net assets for each other Fund.

The Trustees noted that the Adviser has agreed to waive a portion of its contractual advisory fee and/or pay expenses (an “Expense Cap”) to the extent necessary to prevent the annual operating expenses of each Fund from exceeding the percentage of that Fund’s average daily net assets, at least until August 31, 2024, as set forth below:

●

0.15%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco S&P 500® Quality ETF;

●

0.25%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco S&P 100 Equal Weight ETF and Invesco S&P MidCap Quality ETF; and

●

0.39%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco FTSE RAFI US 1000 ETF, Invesco FTSE RAFI US 1500 Small-Mid ETF, Invesco S&P 500 GARP ETF, Invesco S&P 500 Value with Momentum ETF, Invesco S&P MidCap Momentum ETF, Invesco S&P MidCap Value with Momentum ETF, Invesco S&P SmallCap Momentum ETF and Invesco S&P SmallCap Value with Momentum ETF;

●

0.50%, excluding interest expenses, sub-licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco Dividend AchieversTM ETF, Invesco High Yield Equity Dividend AchieversTM ETF and Invesco International Dividend AchieversTM ETF;

●

0.60%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco DWA Basic Materials Momentum ETF, Invesco DWA Consumer Cyclicals Momentum ETF, Invesco DWA Consumer Staples Momentum ETF, Invesco DWA Energy Momentum ETF, Invesco DWA Financial Momentum ETF, Invesco DWA Healthcare Momentum ETF, Invesco DWA Industrials Momentum ETF, Invesco DWA Technology Momentum ETF and Invesco DWA Utilities Momentum ETF;

●	0.60%, excluding interest expenses, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco Dynamic Market ETF; and

●

0.60%, excluding interest expenses, sub-licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco Aerospace & Defense ETF, Invesco BuyBack AchieversTM ETF, Invesco DWA Momentum ETF, Invesco Dynamic Biotechnology & Genome ETF, Invesco Dynamic Building & Construction ETF, Invesco Dynamic Energy Exploration & Production ETF, Invesco Dynamic Food & Beverage ETF, Invesco Dynamic Large Cap Growth ETF, Invesco Dynamic Large Cap Value ETF, Invesco Dynamic Leisure and Entertainment ETF, Invesco Dynamic Media ETF, Invesco Dynamic Networking ETF, Invesco Dynamic Oil & Gas Services ETF, Invesco Dynamic Pharmaceuticals ETF, Invesco Dynamic Semiconductors ETF, Invesco Dynamic Software ETF, Invesco Financial Preferred

100

Approval of Investment Advisory Contracts–(continued)

ETF, Invesco Global Listed Private Equity ETF, Invesco Golden Dragon China ETF, Invesco MSCI Sustainable Future ETF, Invesco S&P Spin-Off ETF, Invesco Water Resources ETF, Invesco WilderHill Clean Energy ETF, Invesco Zacks Mid-Cap ETF and Invesco Zacks Multi-Asset Income ETF.

The Trustees compared each Fund’s contractual advisory fee and net expense ratio to information compiled by the Adviser from Lipper Inc. (“Lipper”) databases on the net advisory fees and net expense ratios of comparable ETFs, open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the contractual advisory fees for certain Funds were equal to or lower than the median net advisory fees of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the contractual advisory fees for all of the Funds were lower than the median net advisory fees of their open-end actively-managed peer funds.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median
Invesco Aerospace & Defense ETF			X
Invesco Buyback AchieversTM ETF			X
Invesco Dividend AchieversTM ETF			X
Invesco DWA Basic Materials Momentum ETF			X
Invesco DWA Consumer Cyclicals Momentum ETF			X
Invesco DWA Consumer Staples Momentum ETF			X
Invesco DWA Energy Momentum ETF			X
Invesco DWA Financial Momentum ETF			X
Invesco DWA Healthcare Momentum ETF			X
Invesco DWA Industrials Momentum ETF			X
Invesco DWA Momentum ETF			X
Invesco DWA Technology Momentum ETF			X
Invesco DWA Utilities Momentum ETF			X
Invesco Dynamic Biotechnology & Genome ETF			X
Invesco Dynamic Building & Construction ETF			X
Invesco Dynamic Energy Exploration & Production ETF			X
Invesco Dynamic Food & Beverage ETF			X
Invesco Dynamic Large Cap Growth ETF			X
Invesco Dynamic Large Cap Value ETF			X
Invesco Dynamic Leisure and Entertainment ETF			X
Invesco Dynamic Market ETF			X
Invesco Dynamic Media ETF			X
Invesco Dynamic Networking ETF			X
Invesco Dynamic Oil & Gas Services ETF		N/A	X
Invesco Dynamic Pharmaceuticals ETF			X
Invesco Dynamic Semiconductors ETF			X
Invesco Dynamic Software ETF			X
Invesco Financial Preferred ETF			X
Invesco FTSE RAFI US 1000 ETF	X		X
Invesco FTSE RAFI US 1500 Small-Mid ETF	X		X
Invesco Global Listed Private Equity ETF		N/A	X
Invesco Golden Dragon China ETF	X	N/A	X
Invesco High Yield Equity Dividend AchieversTM ETF			X
Invesco International Dividend AchieversTM ETF	X		X
Invesco MSCI Sustainable Future ETF			X
Invesco S&P 100 Equal Weight ETF		X	X

101

Approval of Investment Advisory Contracts–(continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median
Invesco S&P 500 GARP ETF	X		X
Invesco S&P 500® Quality ETF	X		X
Invesco S&P 500 Value with Momentum ETF			X
Invesco S&P MidCap Momentum ETF	X		X
Invesco S&P MidCap Quality ETF			X
Invesco S&P MidCap Value with Momentum ETF		X	X
Invesco S&P SmallCap Momentum ETF			X
Invesco S&P SmallCap Value with Momentum ETF		X	X
Invesco S&P Spin-Off ETF			X
Invesco Water Resources ETF	X	X	X
Invesco WilderHill Clean Energy ETF		X	X
Invesco Zacks Mid-Cap ETF			X
Invesco Zacks Multi-Asset Income ETF			X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds. The Trustees noted that a significant component of the non-advisory fee expenses was the sub-licensing fees paid by the Funds and noted those Funds for which sub-license fees are subject to the Funds’ Expense Caps.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median
Invesco Aerospace & Defense ETF			X
Invesco Buyback AchieversTM ETF			X
Invesco Dividend AchieversTM ETF		X	X
Invesco DWA Basic Materials Momentum ETF			X
Invesco DWA Consumer Cyclicals Momentum ETF			X
Invesco DWA Consumer Staples Momentum ETF			X
Invesco DWA Energy Momentum ETF			X
Invesco DWA Financial Momentum ETF			X
Invesco DWA Healthcare Momentum ETF			X
Invesco DWA Industrials Momentum ETF			X
Invesco DWA Momentum ETF		X	X
Invesco DWA Technology Momentum ETF			X
Invesco DWA Utilities Momentum ETF			X
Invesco Dynamic Biotechnology & Genome ETF			X
Invesco Dynamic Building & Construction ETF			X
Invesco Dynamic Energy Exploration & Production ETF			X
Invesco Dynamic Food & Beverage ETF			X
Invesco Dynamic Large Cap Growth ETF			X
Invesco Dynamic Large Cap Value ETF		X	X
Invesco Dynamic Leisure and Entertainment ETF			X
Invesco Dynamic Market ETF			X

102

Approval of Investment Advisory Contracts–(continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median
Invesco Dynamic Media ETF			X
Invesco Dynamic Networking ETF			X
Invesco Dynamic Oil & Gas Services ETF		N/A	X
Invesco Dynamic Pharmaceuticals ETF			X
Invesco Dynamic Semiconductors ETF			X
Invesco Dynamic Software ETF			X
Invesco Financial Preferred ETF			X
Invesco FTSE RAFI US 1000 ETF			X
Invesco FTSE RAFI US 1500 Small-Mid ETF			X
Invesco Global Listed Private Equity ETF		N/A	X
Invesco Golden Dragon China ETF		N/A	X
Invesco High Yield Equity Dividend AchieversTM ETF		X	X
Invesco International Dividend AchieversTM ETF			X
Invesco MSCI Sustainable Future ETF			X
Invesco S&P 100 Equal Weight ETF		X	X
Invesco S&P 500 GARP ETF			X
Invesco S&P 500® Quality ETF	X		X
Invesco S&P 500 Value with Momentum ETF			X
Invesco S&P MidCap Momentum ETF	X		X
Invesco S&P MidCap Quality ETF			X
Invesco S&P MidCap Value with Momentum ETF		X	X
Invesco S&P SmallCap Momentum ETF			X
Invesco S&P SmallCap Value with Momentum ETF		X	X
Invesco S&P Spin-Off ETF			X
Invesco Water Resources ETF	X	X	X
Invesco WilderHill Clean Energy ETF		X	X
Invesco Zacks Mid-Cap ETF			X
Invesco Zacks Multi-Asset Income ETF			X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding each of Invesco Dynamic Large Cap Value ETF, Invesco Global Listed Private Equity ETF, Invesco Zacks Mid-Cap ETF and Invesco Zacks Multi-Asset Income ETF’s advisory fees and total expenses and the Lipper peer data. The Adviser explained its view that the advisory fees and total expenses for these Funds are competitive and generally in line with other comparable funds in the marketplace, particularly in light of the level and nature of services provided and the investment management style of the Adviser. The Trustees also considered the Adviser’s statements regarding its pricing philosophy and the differing pricing philosophy of certain of the peers.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have investment strategies comparable to one of the Funds. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

103

Approval of Investment Advisory Contracts–(continued)

Based on all of the information provided, the Trustees determined that the contractual advisory fee and net expense ratio of each Fund were reasonable and appropriate in light of the services provided, the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds, as well as the fees waived and expenses reimbursed by the Adviser for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size, advisory fee, expense ratio and Expense Cap agreed to by the Adviser. The Trustees also noted that the Expense Cap agreement with the Trust provides that the Adviser is entitled to be reimbursed by each Fund, other than Invesco Dynamic Market ETF, for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in a Fund exceeding its Expense Cap then in effect or in effect at the time the fees and/or expenses subject to reimbursement were waived and/or borne by the Adviser. The Trustees considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund and concluded that the flat advisory fee was reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser does not have any soft-dollar arrangements. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees, advisory fees for money market cash management vehicles and fees as the Funds’ direct securities lending agent. The Trustees also considered that Invesco Distributors, Inc., an affiliate of the Adviser, serves as each Fund’s distributor and is paid a distribution fee by the Adviser. The Board concluded that each Fund’s advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

104

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Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2022 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	P-PS-AR-3	invesco.com/ETFs

Invesco Annual Report to Shareholders April 30, 2022
PPA	Invesco Aerospace & Defense ETF
PDP	Invesco DWA Momentum ETF
PSP	Invesco Global Listed Private Equity ETF
PGJ	Invesco Golden Dragon China ETF
ERTH	Invesco MSCI Sustainable Future ETF

RYJ	Invesco Raymond James SB-1 Equity ETF

PBP	Invesco S&P 500 BuyWrite ETF

SPHQ	Invesco S&P 500® Quality ETF

CSD	Invesco S&P Spin-Off ETF

PHO	Invesco Water Resources ETF

PBW	Invesco WilderHill Clean Energy ETF

2

The Market Environment

Domestic Equity

The US stock market hit new highs in the second quarter of 2021, despite higher volatility stemming from inflation concerns and the potential for rising interest rates. Investors remained optimistic about the strength of the economic recovery after the US gross domestic product (GDP) grew at a 6.4% annualized rate for the first quarter of 2021.1 Corporate earnings also remained strong as the majority of S&P 500 companies beat Wall Street earnings forecasts. US equity markets continued to move higher in July 2021 despite inflation concerns and increasing COVID-19 infection rates due to the rapidly spreading Delta variant. Despite the Consumer Price Index (CPI) increasing monthly from June through September,2 the US Federal Reserve (the Fed) declined to raise interest rates at its September Federal Open Market Committee meeting. The US stock market saw continued volatility in August 2021 and a selloff through most of September due to increasing concerns of inflation due to a spike in oil prices and supply chain shortages causing rising costs.

Equity markets were volatile in the fourth quarter of 2021 amid record inflation and the emergence of a new COVID-19 variant. Pandemic-related supply chain disruptions and labor shortages intensified during the quarter, resulting in broadly higher input costs for companies and consumers alike. Additionally, the price of oil (West Texas Intermediate) rose to nearly $85 per barrel in October,3 causing higher gas prices for consumers and pushing energy stocks higher. The CPI reported for November increased 0.8%, resulting in a 6.8% increase over the last 12 months, the highest since 1982.2 To combat inflation, the Fed announced a faster pace of tapering at its December meeting, pledging to end its asset purchase program by March 2022. The Fed also announced the potential for three interest rate increases in 2022. With solid corporate earnings and optimism about the COVID-19 Omicron variant reporting milder symptoms, stocks rallied at 2021 year-end.

Equity markets declined in the first quarter of 2022 amid volatility sparked by Russia’s invasion of Ukraine, rising commodity prices, rampant global inflation and the Fed’s shift toward tighter monetary policy. Russia’s invasion exacerbated inflationary pressures, disrupting already strained supply chains and increasing shortages of oil, gas and raw materials. The price of oil rose sharply, with crude prices reaching their highest price per barrel since 2008.3 The CPI rose by 7.9% for the 12 months ended February 28, 2022, the largest 12-month increase since 1982.2 To combat inflation, the Fed raised the federal funds rate by one-quarter percentage point in March, with several more rate increases expected in 2022. As the war in Ukraine continued and corporate earnings in high-profile names, like Netflix reported slowing growth and profits, equity markets sold off for much of the month of April 2022. In this environment, US stocks had flat returns for the fiscal year ended April 30, 2022, of 0.21%, as measured by the S&P 500 Index.4

[1]	Source: US Bureau of Economic Analysis
[2]	Source: US Bureau of Labor Statistics
[3]	Source: Bloomberg L.P.
[4]	Source: Lipper Inc.

Global Equity

At the beginning of the fiscal year, global equity markets were bolstered by the acceleration of vaccination rollouts and easing of COVID-19-related restrictions in most developed markets, with growth stocks outperforming value stocks in most regions.

Developed global equity markets ended the second half of 2021 in positive territory despite rising inflation and the emergence of Omicron, a new COVID-19 variant. Pandemic-related supply chain disruptions and labor shortages intensified during the fiscal year, resulting in higher costs for companies and consumers. Emerging market equities declined during the fiscal year, primarily due to weak performance of Chinese equities, which were affected by significant regulatory changes in the private tutoring industry, increased regulation in the technology sector, the potential default of a large Chinese property developer (which did, in fact, default later in 2021) and COVID-19 concerns.

Global equity markets declined in the first quarter of 2022 amid volatility sparked by Russia’s invasion of Ukraine, rising commodity prices, rampant global inflation and central banks shifting toward tighter monetary policy. Russia’s invasion exacerbated inflationary pressures, disrupting already strained supply chains and increasing shortages of oil, gas and raw materials, with the price of oil rising sharply and value stocks outperforming growth stocks.

At the end of the fiscal year, global equity markets continued their decline, as they were impacted by the war in Ukraine, COVID-19 lockdowns in China and the increase of interest rates in the US to combat inflation. For the overall fiscal year, most regions were in negative territory, but developed market equities outperformed emerging market equities.

3

PPA	Management’s Discussion of Fund Performance
Invesco Aerospace & Defense ETF (PPA)

As an index fund, the Invesco Aerospace & Defense ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the SPADE® Defense Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, SPADE Indexes LLC (the “Index Provider”) compiles, maintains, and calculates the Index, which is composed of common stocks of companies that are systematically important to the defense sector and are involved with the development, manufacture, operation and support of U.S. defense, military, national/homeland security, and government space operations. These may include, for example, companies that provide the following products or services: military aircraft, naval vessels, armored vehicles, helicopters, drones and remotely piloted vehicles, missiles and missile defense, command and control, secure communications, battlespace awareness, intelligence and reconnaissance, and space systems, as well as national/homeland security activities including border security, biometric screening systems, and military cybersecurity efforts. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2022, on a market price basis, the Fund returned (2.58)%. On a net asset value (“NAV”) basis, the Fund returned (2.59)%. During the same time period, the Index returned (2.10)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500® Aerospace & Defense Index (the “Benchmark Index”) returned 2.92%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 56 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors due primarily to its exposure to the aerospace and defense industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that limits its constituents to companies that are involved in U.S. defense, military, homeland security and space operations, whereas the Benchmark Index includes companies that are involved in the commercial aerospace industry as well.

Relative to the Benchmark Index, the Fund was most overweight in the research & consulting services sub-industry and most underweight in the aerospace & defense sub-industry during the fiscal year ended April 30, 2022. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to security selection in the aerospace & defense sub-industry.

For the fiscal year ended April 30, 2022, the aerospace & defense sub-industry contributed most significantly to the Fund’s return, followed by the research and consulting services sub-industry. The industrial conglomerates sub-industry was the greatest detractor during this period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2022, included Northrop Grumman Corp., an aerospace and defense company (portfolio average weight of 6.07%) and General Dynamics Corp., an aerospace & defense company (portfolio average weight of 5.41%). Positions that detracted most significantly from the Fund’s return during this period included Boeing Co., an aerospace & defense company (portfolio average weight of 6.43%) and Axon Enterprise, Inc., an aerospace & defense company (portfolio average weight of 3.22%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2022
Aerospace & Defense	73.50
Professional Services	12.04
Industrial Conglomerates	5.58
Electronic Equipment, Instruments & Components	3.45
Industry Types Each Less Than 3%	5.39
Money Market Funds Plus Other Assets Less Liabilities	0.04

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2022
Security
General Dynamics Corp.	7.26
Northrop Grumman Corp.	7.24
Lockheed Martin Corp.	7.14
Raytheon Technologies Corp.	6.90
Boeing Co. (The)	5.89
Honeywell International, Inc.	5.58
L3Harris Technologies, Inc.	5.45
Textron, Inc.	3.29
TransDigm Group, Inc.	3.18
Leidos Holdings, Inc.	2.91
Total	54.84

*	Excluding money market fund holdings.

4

Invesco Aerospace & Defense ETF (PPA) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
SPADE® Defense Index	(2.10)%	7.03%	22.60%	11.76%	74.35%	15.84%	334.92%	11.88%	538.83%
S&P Composite 1500® Aerospace & Defense Index	2.92	1.93	5.91	8.67	51.56	14.30	280.65	11.96	545.63
Fund
NAV Return	(2.59)	6.47	20.68	11.15	69.64	15.15	309.78	11.20	477.04
Market Price Return	(2.58)	6.45	20.61	11.12	69.46	15.15	309.83	11.20	477.20

Fund Inception: October 26, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.61%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

5

PDP	Management’s Discussion of Fund Performance
Invesco DWA Momentum ETF (PDP)

As an index fund, the Invesco DWA Momentum ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dorsey Wright® Technical Leaders Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Dorsey, Wright & Associates, LLC (the “Index Provider”) compiles and maintains the Index, which is composed of approximately 100 securities from an eligible universe of approximately 1,000 securities of the largest constituents by float-adjusted market capitalization within the NASDAQ US Benchmark IndexTM, a market capitalization-weighted index designed to track the performance of the U.S. equity market.

The Index Provider selects securities for the Index pursuant to a proprietary selection methodology that is designed to identify companies that demonstrate powerful relative strength or “momentum” characteristics. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market over a set period, or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price as compared to that of a benchmark index.

The Index Provider uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long term upward price movements of the security as compared to a representative benchmark index.

After giving each eligible security a momentum score, the Index Provider selects approximately 100 securities with the highest momentum scores from the universe of eligible securities for inclusion in the Index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Index.

The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2022, on a market price basis, the Fund returned (14.77)%. On a net asset value (“NAV”) basis, the Fund returned (14.77)%. During the same time period, the Index returned (14.22)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period. During this same time period, the Russell 3000® Growth Index returned (6.83)%.

For the fiscal year ended April 30, 2022, the energy sector contributed most significantly to the Fund’s return. The health care sector detracted most significantly from the Fund’s return, followed by the consumer discretionary and industrials sectors.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2022, included Enphase Energy, an information technology company (no longer held at fiscal year-end) and NVIDIA Corp., an information technology company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included STAAR Surgical Co., a health care company (no longer held at fiscal year-end) and Sherwin-Williams Co., a materials company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2022
Energy	18.70
Information Technology	18.63
Health Care	15.28
Industrials	13.14
Financials	9.74
Consumer Discretionary	8.35
Materials	6.11
Real Estate	5.40
Sector Types Each Less Than 3%	4.63
Money Market Funds Plus Other Assets Less Liabilities	0.02

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2022
Security
Mastercard, Inc., Class A	3.14
Apple, Inc.	3.07
W.R. Berkley Corp.	2.93
O’Reilly Automotive, Inc.	2.78
Antero Resources Corp.	2.29
Danaher Corp.	2.15
Monolithic Power Systems, Inc.	2.05
Amphenol Corp., Class A	2.01
Mettler-Toledo International, Inc.	1.98
Old Dominion Freight Line, Inc.	1.94
Total	24.34

*	Excluding money market fund holdings.

6

Invesco DWA Momentum ETF (PDP) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—Dorsey Wright Technical Leaders Index	(14.22)%	9.10%	29.85%	11.10%	69.26%	11.23%	189.81%	8.43%	241.00%
Russell 3000® Growth Index	(6.83)	15.84	55.46	16.58	115.33	15.18	310.78	11.60	428.17
Fund
NAV Return	(14.77)	8.41	27.42	10.41	64.08	10.72	176.96	8.12	226.83
Market Price Return	(14.77)	8.39	27.35	10.40	63.98	10.72	176.85	8.11	226.02

Fund Inception: March 1, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.62%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—Dorsey Wright® Technical Leaders Index is comprised of price only returns from Fund inception through the conversion date, December 31, 2013, and total returns starting at the conversion date through April 30, 2022.

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

7

PSP	Management’s Discussion of Fund Performance
Invesco Global Listed Private Equity ETF (PSP)

As an index fund, the Invesco Global Listed Private Equity ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Red Rocks Global Listed Private Equity Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities (including American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”)) that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Red Rocks Capital LLC (the “Index Provider”) compiles and maintains the Index, which is composed of securities, ADRs and GDRs of 40 to 75 private equity companies, including business development companies, master limited partnerships and other vehicles that are listed on a nationally recognized exchange, all of whose principal businesses are to invest in, lend capital to, or provide services to privately held companies.

The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2022, on a market price basis, the Fund returned (19.61)%. On a net asset value (“NAV”) basis, the Fund returned (19.85)%. During the same time period, the Index returned (18.70)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period.

During the same time period, the MSCI All Country World Index (Net) (the “Benchmark Index”) returned (5.44)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 2,937 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the global equity markets.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the capital markets industry and most underweight in the banks industry during the fiscal year ended April 30, 2022. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to its overweight allocation to and stock selection in the capital markets industry.

For the fiscal year ended April 30, 2022, the aerospace & defense industry contributed most significantly to the Fund’s return, followed by the oil, gas & consumable fuels industry.

The capital markets industry detracted most significantly from the Fund’s return, followed by the diversified financial services and internet & direct marketing retail industries.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2022, included Blackstone Inc., a capital markets company (portfolio average weight of 3.33%) and Ares Capital Corp., a capital markets company (portfolio average weight of 2.72%). Positions that detracted most significantly from the Fund’s return during this period included Prosus N.V., an internet & direct marketing retail company (portfolio average weight of 4.68%) and IAC/InterActiveCorp., an interactive media & services company (portfolio average weight of 3.48%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2022
Capital Markets	51.96
Closed-End Funds	14.50
Diversified Financial Services	12.87
Industrial Conglomerates	6.19
Industry Types Each Less Than 3%	12.46
Money Market Funds Plus Other Assets Less Liabilities	2.02

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2022
Security
Blue Owl Capital, Inc.	5.22
EQT AB	5.13
3i Group PLC	4.81
KKR & Co., Inc., Class A	4.63
Partners Group Holding AG	4.54
Blackstone, Inc., Class A	4.26
Carlyle Group, Inc. (The)	4.22
Melrose Industries PLC	4.04
Sofina S.A.	3.83
Eurazeo SE	2.95
Total	43.63

*	Excluding money market fund holdings.

8

Invesco Global Listed Private Equity ETF (PSP) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—Red Rocks Global Listed Private Equity Index	(18.70)%	6.77%	21.73%	7.20%	41.59%	10.54%	172.37%	3.11%	60.86%
MSCI All Country World Index (Net)	(5.44)	9.41	30.98	9.46	57.10	9.21	141.27	6.24	155.98
Fund
NAV Return	(19.85)	5.73	18.19	6.20	35.09	9.52	148.33	1.24	21.05
Market Price Return	(19.61)	5.71	18.12	6.17	34.91	9.51	148.02	1.24	21.15

Fund Inception: October 24, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2024. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 1.45%, including acquired fund fees and expenses of 0.76%, and the net annual operating expense ratio was indicated as 1.44%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—Red Rocks Global Listed Private Equity Index is comprised of the Red Rocks Capital Listed Private Equity Index from Fund inception until September 30, 2009, followed by the performance of the Red Rocks Global Listed Private Equity Index from September 30, 2009 through April 30, 2022.

-	Net returns reflect invested dividends net of withholding taxes.

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

9

PGJ	Management’s Discussion of Fund Performance
Invesco Golden Dragon China ETF (PGJ)

As an index fund, the Invesco Golden Dragon China ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the NASDAQ Golden Dragon China IndexSM (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc. (the “Index Provider”) compiles and maintains the Index, which is composed of U.S. exchange-listed companies that are headquartered or incorporated in the People’s Republic of China (excluding Hong Kong).

The Index is designed to provide access to the unique economic opportunities taking place in China while still providing investors with the transparency offered with U.S. exchange listed securities. Securities in the Index may include common stocks, ordinary shares, American depositary receipts (“ADRs”), shares of beneficial interest or limited partnership interests.

The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2022, on a market price basis, the Fund returned (56.60)%. On a net asset value (“NAV”) basis, the Fund returned (56.62)%. During the same time period, the Index returned (56.60)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period, partially offset by income received from the securities lending program in which the Fund participates, the effect of which was compounded during a time period of high returns.

During this same time period, the FTSE China 50 Index (the “Benchmark Index”) returned (29.30)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 50 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of equity exposure to Chinese companies.

The performance of the Fund differed from the Benchmark Index primarily because the Fund seeks to track an Index that has substantially different individual company components and sector weightings. Additionally, the Fund invests in Chinese companies, as defined by the Index methodology, listed on U.S. exchanges, whereas the Benchmark Index is composed of Chinese stocks listed on the Hong Kong stock exchange. A comparison to the Benchmark Index is still relevant as the Fund and Benchmark Index both represent exposure to Chinese companies.

Relative to the Benchmark Index, the Fund was most overweight in the consumer discretionary sector and most underweight in the financials sector during the fiscal year ended April 30, 2022. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s security selection in the consumer discretionary sector, as well as the underweight allocation in the financials sector.

For the fiscal year ended April 30, 2022, the consumer discretionary sector detracted most significantly from the Fund’s return, followed by the communication services and information technology sectors, respectively. No sectors contributed to the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2022, included Hollysys Automation Technologies Ltd., an information technology company (portfolio average weight of 0.36%) and 51job, Inc., ADR, an industrials company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included NIO, Inc., ADR, a consumer discretionary company (portfolio average weight of 7.57%) and Alibaba Group Holding Ltd., ADR, a consumer discretionary company (portfolio average weight of 8.40%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2022
Consumer Discretionary	53.15
Communication Services	22.67
Information Technology	7.86
Industrials	4.93
Financials	4.66
Real Estate	3.67
Sector Types Each Less Than 3%	3.01
Money Market Funds Plus Other Assets Less Liabilities	0.05

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2022
Security
Alibaba Group Holding Ltd., ADR	8.96
JD.com, Inc., ADR	8.35
Pinduoduo, Inc., ADR	8.06
Baidu, Inc., ADR	7.90
NIO, Inc., ADR	7.10
NetEase, Inc., ADR	4.85
ZTO Express Cayman, Inc., ADR	4.53
Trip.com Group Ltd., ADR	4.44
Li Auto, Inc., ADR	3.57
KE Holdings, Inc., ADR	3.54
Total	61.30

*	Excluding money market fund holdings.

10

Invesco Golden Dragon China ETF (PGJ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
NASDAQ Golden Dragon China IndexSM	(56.60)%	(12.69)%	(33.45)%	(4.12)%	(18.97)%	3.75%	44.49%	5.22%	142.35%
FTSE China 50 Index	(29.30)	(7.53)	(20.93)	(0.34)	(1.69)	1.86	20.21	6.39	193.84
Fund
NAV Return	(56.62)	(13.00)	(34.14)	(4.48)	(20.49)	3.46	40.46	4.78	125.12
Market Price Return	(56.60)	(12.99)	(34.12)	(4.46)	(20.41)	3.51	41.14	4.77	124.76

Fund Inception: December 9, 2004

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.69%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

11

ERTH	Management’s Discussion of Fund Performance
Invesco MSCI Sustainable Future ETF (ERTH)

As an index fund, the Invesco MSCI Sustainable Future ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the MSCI Global Environment Select Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, MSCI Inc. (the “Index Provider”) compiles, maintains and calculates the Underlying Index, which is a custom index comprised of companies that the index methodology has determined focus on offering products or services that contribute to a more environmentally sustainable economy by making a more efficient use of limited global natural resources. The Underlying Index is designed to maximize exposure to the following six themes that impact the environment (“Environmental Impact Themes”): alternative energy, energy efficiency, green building, sustainable water, pollution prevention and control, and sustainable agriculture. The Underlying Index is composed of securities that are also components of the MSCI ACWI Investable Market Index (the “Parent Index”), an equity index composed of more than 9,200 securities of large-, mid- and small-capitalization companies located in both developed and emerging market countries around the world. Securities eligible for inclusion in the Underlying Index include American depositary receipts (“ADRs”), global depositary receipts (“GDRs”), and real estate investment trusts (“REITs”). Companies that derive 75% or more of their revenue cumulatively from the six Environmental Impact Themes are eligible for inclusion in the Underlying Index. Such companies are evaluated for their level of involvement in, and strategic commitment to, the six Environmental Impact Themes, based on the Index Provider’s internal environmental, social and governance (“ESG”) rating and score data. Once included in the Underlying Index, securities will remain constituents as long as the revenue they derive cumulatively from the six Environmental Impact Themes does not fall below 60%. The Underlying Index weights its constituents by their free-float adjusted market capitalization. The Index Provider constrains the weight of any single security in the Underlying Index to 5%.

The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2022, on a market price basis, the Fund returned (15.57)%. On a net asset value “NAV”) basis, the Fund returned (15.38)%. During the same time period, the Index returned (13.58)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period, as well as the Fund’s holding of an ETF to replicate Indian securities in the Index.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 0.21%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 504 securities. The Benchmark Index was selected for its recognition in the marketplace and because its performance comparison is a useful measure for investors of a broad representation of the overall U.S. stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology and focuses on providing exposure to Environmental Impact Themes, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the equity real estate investment trusts (REIT) industry and most underweight in the software industry during the fiscal year ended April 30, 2022. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to its stock selection in and overweight allocation to the electrical equipment industry.

For the fiscal year ended April 30, 2022, the food products industry contributed most significantly to the Fund’s return, followed by the semiconductors & semiconductor equipment industry. The electrical equipment industry was the largest detracting industry, followed by the automobiles and machinery industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2022, included Tesla, Inc., an automobiles company (portfolio average weight of 5.41%), and Plug Power, Inc., an electrical components and equipment company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included NIO, Inc., ADR, an automobiles company (portfolio average weight of 4.73%) and Vestas Wind Systems A/S, a heavy electrical equipment company (portfolio average weight of 4.84).

12

Invesco MSCI Sustainable Future ETF (ERTH) (continued)

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2022
Equity REITs	18.43
Automobiles	13.90
Electrical Equipment	12.50
Semiconductors & Semiconductor Equipment	12.49
Independent Power and Renewable Electricity Producers	8.97
Road & Rail	6.37
Building Products	4.62
Food Products	4.13
Paper & Forest Products	3.73
Exchange-Traded Funds	3.15
Industry Types Each Less Than 3%	11.68
Money Market Funds Plus Other Assets Less Liabilities	0.03

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2022
Security
Digital Realty Trust, Inc.	5.93
Vestas Wind Systems A/S	5.33
Tesla, Inc.	5.15
Enphase Energy, Inc.	4.36
Central Japan Railway Co.	3.84
NIO, Inc., ADR	3.56
iShares MSCI India ETF	3.15
Kingspan Group PLC	2.98
SolarEdge Technologies, Inc.	2.77
Li Auto, Inc., ADR	2.63
Total	39.70

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended-MSCI Global Environment Select Index	(13.58)%	13.76%	47.20%	12.95%	83.83%	12.38%	221.35%	7.70%	216.20%
S&P 500® Index	0.21	13.85	47.56	13.66	89.68	13.67	260.05	9.54	311.31
Fund
NAV Return	(15.38)	12.46	42.24	11.89	75.41	11.44	195.33	6.84	179.08
Market Price Return	(15.57)	12.16	41.09	11.72	74.07	11.43	195.15	6.81	177.93

13

Invesco MSCI Sustainable Future ETF (ERTH) (continued)

Fund Inception: October 24, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.55%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended-MSCI Global Environment Select Index performance is comprised of the performance of The Cleantech IndexTM, the Fund’s previous underlying index, from Fund inception through March 24, 2021, followed by the performance of the Index for the period March 25, 2021 through April 30, 2022.

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

14

RYJ	Management’s Discussion of Fund Performance
Invesco Raymond James SB-1 Equity ETF (RYJ)

As an index fund, the Invesco Raymond James SB-1 Equity ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Raymond James SB-1 Equity Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Raymond James Research Services, LLC (the “Index Provider”) compiles, maintains, and calculates the Index, which is comprised of U.S.-listed equity securities that are rated Strong Buy 1 (“SB-1”) by an affiliate of the Index Provider (together, the affiliate and the Index Provider are referred to as “Raymond James”). SB-1 is Raymond James’ highest rating for a security and generally indicates Raymond James’ expectation that the security will achieve certain total return targets in the short-term. The Index includes equity securities of all market capitalizations, including common stocks, sponsored American depositary receipts (“ADRs”), real estate investment trusts (“REITs”), master limited partnerships (“MLPs”) and business development companies (“BDCs”) that are rated SB-1 by Raymond James. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2022, on a market price basis, the Fund returned (6.90)%. On a net asset value (“NAV”) basis, the Fund returned (6.78)%. During the same time period, the Index returned (6.07)%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and expenses that the Fund incurred during the period.

During this same time period, the S&P MidCap 400® Index (the “Benchmark Index”) returned (7.03)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 400 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. mid-cap equity market.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the energy sector and most underweight in the industrials sector during the fiscal year ended April 30, 2022. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s security selection and overweight in the energy sector, along with security selection and underweight in the industrials sector.

For the fiscal year ended April 30, 2022, the energy sector contributed most significantly to the Fund’s return, followed by the real estate sector. The health care sector was the largest detractor, followed by the information technology sector.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2022, included Marathon Oil Corp., an energy company (portfolio average weight of 0.95%) and Occidental Petroleum Corp., an energy company (portfolio average weight of 0.86%). Positions that detracted most significantly from the Fund’s return during this period included 89bio, Inc., a health care company (no longer held at fiscal year-end) and Ocular Therapeutix, Inc., a health care company (portfolio average weight of 0.34%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2022
Financials	20.72
Information Technology	16.36
Health Care	11.65
Real Estate	11.29
Industrials	10.92
Energy	10.46
Consumer Discretionary	9.78
Communication Services	5.06
Sector Types Each Less Than 3%	3.75
Money Market Funds Plus Other Assets Less Liabilities	0.01

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2022
Security
Avnet, Inc.	0.59
Mohawk Industries, Inc.	0.59
Valero Energy Corp.	0.58
Black Stone Minerals L.P.	0.57
Olaplex Holdings, Inc.	0.57
Sunnova Energy International, Inc.	0.57
EngageSmart, Inc.	0.57
I3 Verticals, Inc., Class A	0.57
Redwood Trust, Inc.	0.56
QUALCOMM, Inc.	0.56
Total	5.73

*	Excluding money market fund holdings.

15

Invesco Raymond James SB-1 Equity ETF (RYJ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Raymond James SB-1 Equity Index	(6.07)%	8.79%	28.76%	8.64%	51.35%	10.58%	173.43%	N/A	N/A
S&P MidCap 400® Index	(7.03)	9.91	32.78	9.29	55.94	11.40	194.47	9.37	316.94
Fund
NAV Return	(6.78)	7.93	25.73	7.84	45.87	9.81	154.88	8.10	246.31
Market Price Return	(6.90)	7.89	25.58	7.83	45.79	9.79	154.57	7.85	233.99

Guggenheim Raymond James SB-1 Equity ETF (the “Predecessor Fund”) Inception: May 19, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.75% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Effective after the close of business on May 18, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Predecessor Fund.

16

PBP	Management’s Discussion of Fund Performance
Invesco S&P 500 BuyWrite ETF (PBP)

As an index fund, the Invesco S&P 500 BuyWrite ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the CBOE S&P 500 BuyWrite IndexSM (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index and will write (sell) call options thereon. Strictly in accordance with its guidelines and mandated procedures, the Chicago Board Options Exchange, Incorporated (the “Index Provider”) compiles, calculates and maintains the Index, which is a total return benchmark index that is designed to track the performance of a hypothetical “buy-write” strategy on the S&P 500® Index.

The Index is based on (1) buying an S&P 500 stock index portfolio, and (2) “writing” (or selling) the near-term S&P 500® Index “covered” call option, generally on the third Friday of each month. A “buy-write,” also called a covered call, generally is considered an investment strategy in which an investor buys a stock or basket of stocks, and sells call options that correspond to the stock or basket of stocks. In return for a premium, the Fund gives the right to the purchaser of the option written by the Fund to receive a cash payment equal to the difference between the value of the S&P 500® Index and the exercise price, if the value on the expiration date is above the exercise price. In addition, covered call options partially hedge against a decline in the price of the securities on which they are written to the extent of the premium the Fund receives. The Fund will write options that are traded on national securities exchanges. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2022, on a market price basis, the Fund returned 7.86%. On a net asset value (“NAV”) basis, the Fund returned 8.06%. During the same time period, the Index returned 8.57%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period, as well as slippage around the reinvestment of dividends received from the underlying portfolio holdings and trading costs incurred around portfolio rebalances. During this same time period, the S&P 500® Index returned 0.21%.

For the fiscal year ended April 30, 2022, the Fund’s covered call options contributed most significantly to the Fund’s return, followed by the energy and health care sectors, respectively. The communication services and consumer discretionary sectors detracted most significantly from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2022, included the SPX 4/14/2022 covered call contract, a short S&P 500 Index call contract (no longer held at fiscal year-end) and the SPX 05/20/2022 covered call contract, a short S&P 500 Index call contract. Positions that detracted most significantly from the

Fund’s return during this period included the SPX 11/19/2021 covered call contract, a short S&P 500 Index call contract (no longer held at fiscal year-end) and the SPX 07/16/2021 covered call contract, a short S&P 500 Index call contract (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2022
Information Technology	27.44
Health Care	14.23
Consumer Discretionary	11.49
Financials	10.98
Communication Services	8.66
Industrials	7.84
Consumer Staples	6.84
Energy	4.18
Sector Types Each Less Than 3%	8.58
Other Assets Less Liabilities	(0.24)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2022
Security
Apple, Inc.	7.01
Microsoft Corp.	5.97
Amazon.com, Inc.	3.12
Tesla, Inc.	2.09
Alphabet, Inc., Class A	1.97
Alphabet, Inc., Class C	1.83
Berkshire Hathaway, Inc., Class B	1.70
UnitedHealth Group, Inc.	1.37
Johnson & Johnson	1.36
NVIDIA Corp.	1.33
Total	27.75

17

Invesco S&P 500 BuyWrite ETF (PBP) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
CBOE S&P 500 BuyWrite IndexSM	8.57%	6.28%	20.06%	5.95%	33.48%	6.53%	88.29%	4.97%	100.59%
S&P 500® Index	0.21	13.85	47.56	13.66	89.68	13.67	260.05	9.73	279.40
Fund
NAV Return	8.06	5.67	17.99	5.34	29.73	5.82	76.01	4.20	80.64
Market Price Return	7.86	5.56	17.64	5.26	29.21	5.75	74.97	4.18	80.05

Fund Inception: December 20, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.49% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

18

SPHQ	Management’s Discussion of Fund Performance
Invesco S&P 500® Quality ETF (SPHQ)

As an index fund, the Invesco S&P 500® Quality ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® Quality Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is composed of a subset of securities from the S&P 500® Index that have high “quality,” as determined by the Index Provider based on the following three fundamental measures: return on equity, accruals ratio and financial leverage ratio. Return-on-equity is calculated as the company’s trailing 12-month earnings per share divided by the company’s latest book value per share. Accruals ratio is computed using the change of the company’s net operating assets over the last year divided by the company’s average net operating assets over the last two years. Financial leverage is calculated as the company’s latest total debt divided by the company’s book value.

In selecting constituent securities for the Index, the Index Provider calculates the quality score of each security in the S&P 500® Index and then selects the 100 stocks with the highest quality score for inclusion in the Index. The Index Provider weights each component stock of the Index by the total of its quality score multiplied by its market capitalization. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2022, on a market price basis, the Fund returned 2.70%. On a net asset value (“NAV”) basis, the Fund returned 2.76%. During the same time period, the Index returned 2.92%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period. During this same time period, the S&P 500® Index returned 0.21%.

For the fiscal year ended April 30, 2022, the information technology sector contributed most significantly to the Fund’s return, followed by the consumer staples and energy sectors, respectively. The financials sector detracted most significantly from the Fund’s return during this period, followed by the industrials and consumer discretionary sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2022, included NVIDIA Corp., an information technology company (no longer held at fiscal year-end) and Apple, Inc., an information technology company (portfolio average weight of 5.29%). Positions that detracted most significantly from the Fund’s return during this period included Moderna, Inc., a health care company (portfolio average weight of 0.68%) and JPMorgan Chase & Co., a financials company (portfolio average weight of 4.08%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2022
Information Technology	34.42
Financials	23.79
Health Care	12.93
Industrials	9.63
Consumer Discretionary	6.77
Energy	4.06
Materials	3.93
Consumer Staples	3.46
Sector Types Each Less Than 3%	0.95
Money Market Funds Plus Other Assets Less Liabilities	0.06

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2022
Security
Apple, Inc.	5.11
Visa, Inc., Class A	5.11
Mastercard, Inc., Class A	4.94
Microsoft Corp.	4.71
Pfizer, Inc.	4.55
JPMorgan Chase & Co.	4.22
Bank of America Corp.	4.01
Wells Fargo & Co.	3.22
Walmart, Inc.	3.02
Adobe, Inc.	2.69
Total	41.58

*	Excluding money market fund holdings.

19

Invesco S&P 500® Quality ETF (SPHQ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2022

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
Blended—S&P 500® Quality Index	2.92%	13.70%	47.00%	13.03%	84.47%	14.00%	270.62%	8.46%	278.78%
S&P 500® Index	0.21	13.85	47.56	13.66	89.68	13.67	260.05	9.69	355.59
Fund
NAV Return	2.76	13.54	46.35	12.82	82.76	13.71	261.40	8.28	268.76
Market Price Return	2.70	13.52	46.28	12.80	82.66	13.71	261.32	8.25	266.99

Fund Inception: December 6, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2024. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.19% and the net annual operating expense ratio was indicated as 0.15%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—S&P 500® Quality Index is comprised of the performance of the Value Line Timeliness Select Index, the Fund’s underlying index from Fund inception through the conversion date, June 29, 2010, followed by the performance of the S&P 500® High Quality Rankings Index, the Fund’s underlying index for the period June 29, 2010 through March 18, 2016, followed by the performance of the Index for the period March 18, 2016 through April 30, 2022.

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

20

CSD	Management’s Discussion of Fund Performance
Invesco S&P Spin-Off ETF (CSD)

As an index fund, the Invesco S&P Spin-Off ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P U.S. Spin-Off Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (the “Index Provider”) compiles and maintains the Index, which is designed to measure the performance of U.S. companies that have been spun off from a parent company within the past four years. The Index is comprised of equity securities of U.S. companies added to the S&P U.S. BMI, a country sub-index of the S&P Global BMI, that have been spun off and have a float-adjusted market capitalization of at least $1 billion at the time they are added to the Index. The Index Provider defines a spin-off company as any company resulting from one of the following events: spin-off, carve-out or split-off. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2022, on a market price basis, the Fund returned (11.16)%. On a net asset value (“NAV”) basis, the Fund returned (11.24)%. During the same time period, the Index returned (10.65)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses, partially offset by income received from the securities lending program in which the Fund participates.

During this same time period, the Russell Midcap® Index (the “Benchmark Index”) returned (6.10)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 823 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. midcap equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the industrials sector and most underweight the financials sector during the fiscal year ended April 30, 2022. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight exposure to and security selection in the consumer discretionary sector along with its overweight exposure to and security selection in the industrials sector.

For the fiscal year ended April 30, 2022, the materials sector contributed most significantly to the Fund’s return, followed by the utilities sector. The consumer discretionary sector was the largest detractor followed by the industrials sector.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2022, included Constellation Energy Corp., a utilities company (portfolio average weight of 1.49%) and Corteva, Inc., a materials company (portfolio average weight of 7.61%). Positions that detracted most significantly from the Fund’s return during this period included Penn National Gaming, Inc., a consumer discretionary company (portfolio average weight of 5.49%) and Vimeo, Inc., a communication services company (portfolio average weight of 2.17%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2022
Industrials	30.95
Materials	16.01
Consumer Discretionary	14.06
Information Technology	9.56
Energy	8.45
Utilities	7.67
Health Care	6.42
Real Estate	4.59
Communication Services	2.36
Money Market Funds Plus Other Assets Less Liabilities	(0.07)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2022
Security
Dow, Inc.	8.33
Corteva, Inc.	7.68
Constellation Energy Corp.	7.67
Otis Worldwide Corp.	7.38
Carrier Global Corp.	6.74
Wyndham Hotels & Resorts, Inc.	4.72
Concentrix Corp.	4.48
Organon & Co.	4.21
GXO Logistics, Inc.	4.19
Apartment Income REIT Corp.	4.07
Total	59.47

*	Excluding money market fund holdings.

21

Invesco S&P Spin-Off ETF (CSD) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—S&P U.S. Spin-Off Index	(10.65)%	4.38%	13.71%	5.66%	31.66%	9.64%	151.09%	7.34%	197.02%
Russell Midcap® Index	(6.10)	10.48	34.85	10.66	65.94	11.99	210.32	8.89	270.69
Fund
NAV Return	(11.24)	3.72	11.59	5.00	27.64	8.93	135.21	6.67	169.92
Market Price Return	(11.16)	3.77	11.73	5.01	27.67	8.93	135.16	6.68	170.12

Guggenheim S&P Spin-Off ETF (the “Predecessor Fund”) Inception:

December 15, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2024. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.68% and the net annual operating expense ratio was indicated as 0.65%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—S&P U.S. Spin-Off Index performance is comprised of the performance of the Beacon Spin-Off Index, the Fund’s previous underlying index, prior to the conversion date, May 20, 2016, followed by the performance of the Index, starting from the conversion date through April 30, 2022.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

-	Average Annualized and Cumulative Inception returns for the Fund and indexes are based on the inception date of the Predecessor Fund.

22

PHO	Management’s Discussion of Fund Performance
Invesco Water Resources ETF (PHO)

As an index fund, the Invesco Water Resources ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the NASDAQ OMX US Water IndexSM (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc. (the “Index Provider”) compiles the Index, which seeks to track the performance of companies that create products designed to conserve and purify water for homes, businesses and industries. The Index may include common stocks, ordinary shares, American depositary receipts (“ADRs”), shares of beneficial interest and tracking stocks. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2022, on a market price basis, the Fund returned (6.27)%. On a net asset value (“NAV”) basis, the Fund returned (6.27)%. During the same time period, the Index returned (5.32)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period, as well as tracking underperformance related to a corporate action.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 0.21%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 504 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the machinery industry and most underweight in the software industry during the fiscal year ended April 30, 2022. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the stock selection in the chemicals industry.

For the fiscal year ended April 30, 2022, the health care equipment & supplies industry contributed most significantly to the Fund’s return, followed by the industrial conglomerates and commercial services & supplies industries. The machinery industry was the largest detractor followed by the chemicals and electronic equipment, instruments & components industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2022, included Evoqua Water Technologies Corp, a machinery company (portfolio average weight of 3.47%) and Zurn Water Solutions Corp., a building products company (portfolio average weight of 3.77%). Positions that detracted most significantly from the Fund’s return during this period included Ecolab, Inc., a chemicals company (portfolio average weight of 7.74%) and Itron, Inc., an electronic equipment, instruments & components company (portfolio average weight of 2.82%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2022
Machinery	31.83
Water Utilities	19.18
Life Sciences Tools & Services	11.81
Building Products	10.38
Software	8.88
Chemicals	8.14
Commercial Services & Supplies	3.72
Electronic Equipment, Instruments & Components	3.53
Industry Types Each Less Than 3%	2.46
Money Market Funds Plus Other Assets Less Liabilities	0.07

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2022
Security
Roper Technologies, Inc.	8.88
American Water Works Co., Inc.	8.64
Ecolab, Inc.	8.14
Danaher Corp.	7.75
Xylem, Inc.	7.67
IDEX Corp.	4.19
Waters Corp.	4.06
Essential Utilities, Inc.	4.03
Watts Water Technologies, Inc., Class A	3.75
Advanced Drainage Systems, Inc.	3.72
Total	60.83

*	Excluding money market fund holdings.

23

Invesco Water Resources ETF (PHO) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2022

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
Blended—NASDAQ OMX US Water IndexSM	(5.32)%	13.36%	45.67%	14.05%	92.94%	11.34%	192.81%	8.97%	309.18%
S&P 500® Index	0.21	13.85	47.56	13.66	89.68	13.67	260.05	9.69	355.59
Fund
NAV Return	(6.27)	12.53	42.48	13.27	86.44	10.60	173.76	7.92	249.21
Market Price Return	(6.27)	12.49	42.36	13.28	86.51	10.60	173.91	7.85	245.42

Fund Inception: December 6, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—NASDAQ OMX US Water IndexSM is comprised of the performance of the Palisades Water Index, from Fund inception through the conversion date, March 1, 2012, followed by the performance of the NASDAQ OMX US Water IndexSM from the conversion date through April 30, 2022.

-	Net returns reflect invested dividends net of witholding taxes.

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

24

PBW	Management’s Discussion of Fund Performance
Invesco WilderHill Clean Energy ETF (PBW)

As an index fund, the Invesco WilderHill Clean Energy ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the WilderHill Clean Energy Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, WilderShares (the “Index Provider”) compiles and maintains the Index, which is composed of stocks of publicly traded companies in the United States that are engaged in the business of the advancement of cleaner energy and conservation or are important to the development of clean energy. Stocks are included in the Index based on the Index Provider’s evaluation that such companies will substantially benefit from a societal transition toward the use of cleaner energy, zero-CO2 renewables and conservation.

The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2022, on a market price basis, the Fund returned (40.86)%. On a net asset value (“NAV”) basis, the Fund returned (40.87)%. During the same time period, the Index returned (41.54)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to income received from the securities lending program in which the Fund participates, partially offset by fees and operating expenses that the Fund incurred during the period.

During this same time period, the NASDAQ Composite Index (the “Benchmark Index”) returned (11.08)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 3,759 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the equity market.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the electrical equipment industry and most underweight in the software industry during the fiscal year ended April 30, 2022. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight allocation to and security selection in the electrical equipment industry, followed by security selection in the semiconductors & semiconductor equipment industry and an overweight allocation to the automobiles industry.

For the fiscal year ended April 30, 2022, the fertilizers & agricultural chemicals industry contributed most significantly to the Fund’s return, followed by the metals & mining industries and chemicals, respectively. The electrical equipment industry detracted most significantly from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2022, included Sociedad Quimica y Minera de Chile S.A., ADR, a chemicals company (portfolio average weight of 1.75%) and Lithium Americas Corp., a metals & mining company (portfolio average weight of 1.75%). Positions that detracted most significantly from the Fund’s return during this period included Romeo Power, Inc., an electrical equipment company (portfolio average weight of 1.12%) and Stem, Inc., an electrical equipment company (portfolio average weight of 0.97%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2022
Electrical Equipment	26.16
Semiconductors & Semiconductor Equipment	15.62
Automobiles	11.82
Construction & Engineering	6.21
Auto Components	5.77
Independent Power and Renewable Electricity Producers	5.71
Metals & Mining	5.39
Machinery	5.06
Chemicals	4.24
Aerospace & Defense	3.12
Electronic Equipment, Instruments & Components	3.03
Industry Types Each Less Than 3%	7.59
Money Market Funds Plus Other Assets Less Liabilities	0.28

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2022
Security
Tritium DCFC Ltd.	1.71
Energy Vault Holdings, Inc.	1.70
ReNew Energy Global PLC, Class A	1.68
JinkoSolar Holding Co. Ltd., ADR	1.67
Ormat Technologies, Inc.	1.67
Gentherm, Inc.	1.65
ESS Tech, Inc.	1.62
First Solar, Inc.	1.58
Archer Aviation, Inc., Class A	1.58
Lilium N.V.	1.54
Total	16.40

*	Excluding money market fund holdings.

25

Invesco WilderHill Clean Energy ETF (PBW) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2022

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
WilderHill Clean Energy Index	(41.54)%	22.35%	83.17%	20.39%	152.90%	8.06%	117.11%	(2.07)%	(30.14)%
NASDAQ Composite Index	(11.08)	16.03	56.23	16.40	113.67	16.27	351.52	12.10	610.35
Fund
NAV Return	(40.87)	23.53	88.49	21.39	163.60	9.38	145.06	(1.16)	(18.18)
Market Price Return	(40.86)	23.45	88.15	21.36	163.21	9.36	144.69	(1.17)	(18.26)

Fund Inception: March 3, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.61%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

26

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Funds have adopted and implemented a liquidity risk management program (the “Program”). The Program is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that the Funds could not meet redemption requests without significant dilution of remaining investors’ interests in the Funds. The Board of Trustees of the Funds (the “Board”) has appointed Invesco Capital Management LLC (“Invesco”), the Funds’ investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco and its affiliates.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Funds’ liquidity risk that takes into account, as relevant to the Funds’ liquidity risk: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements; (4) the relationship between the Funds’ portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (5) the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio. The Liquidity Rule also requires the classification of each Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. Each Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, a Fund may not acquire an investment if, immediately after the acquisition, over 15% of such Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of such Fund’s assets.

At a meeting held on March 15, 2022, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2021 through December 31, 2021 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus pandemic on the Funds and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

●	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Funds’ liquidity risk and was operated effectively to achieve that goal;

●	Each Fund’s investment strategy remained appropriate for an open-end fund;

●	Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

●	The Funds did not breach the 15% limit on Illiquid Investments; and

●	The Funds primarily held Highly Liquid Investments and therefore have not adopted an HLIM.

27

Invesco Aerospace & Defense ETF (PPA)

April 30, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.96%
Aerospace & Defense-73.50%
AAR Corp.(b)	157,543	$7,401,370
Aerojet Rocketdyne Holdings, Inc.(b)(c)	342,317	13,685,834
AeroVironment, Inc.(b)(c)	111,537	8,958,652
Axon Enterprise, Inc.(b)(c)	317,206	35,590,514
Boeing Co. (The)(b)	575,993	85,730,798
BWX Technologies, Inc.	327,006	16,978,152
CAE, Inc. (Canada)(b)(c)	1,360,117	32,343,582
Curtiss-Wright Corp.(c)	114,231	16,324,752
Ducommun, Inc., (Acquired 05/09/2017 - 04/29/2022; Cost $2,452,587)(b)(d)	50,311	2,569,383
Elbit Systems Ltd. (Israel)	190,218	40,777,033
General Dynamics Corp.	447,100	105,752,563
HEICO Corp.(c)	202,287	28,568,993
Hexcel Corp.	311,916	16,955,754
Howmet Aerospace, Inc.	1,142,960	38,997,795
Huntington Ingalls Industries, Inc.	153,895	32,739,622
Kaman Corp.(c)	96,049	3,746,871
Kratos Defense & Security Solutions, Inc.(b)	557,488	8,457,093
L3Harris Technologies, Inc.	341,889	79,407,139
Lockheed Martin Corp.	240,675	104,000,481
Maxar Technologies, Inc.(c)	325,794	10,493,825
Mercury Systems, Inc.(b)(c)	253,941	14,167,368
Moog, Inc., Class A	89,729	7,166,655
Northrop Grumman Corp.	239,883	105,404,590
Parsons Corp.(b)(c)	236,223	8,723,715
RADA Electronic Industries Ltd.
(Israel)(b)(c)	220,769	3,254,135
Raytheon Technologies Corp.	1,058,663	100,477,705
Spirit AeroSystems Holdings, Inc., Class A	469,764	19,748,879
Textron, Inc.	692,606	47,962,966
TransDigm Group, Inc.(b)	77,869	46,317,260
Triumph Group, Inc.(b)(c)	283,159	6,382,404
Vectrus, Inc.(b)	47,845	1,727,205
Woodward, Inc.(c)	177,894	19,653,729

		1,070,466,817

Commercial Services & Supplies-0.17%
VSE Corp.	56,874	2,463,213

Communications Equipment-0.68%
Comtech Telecommunications Corp.(c)	118,696	1,614,266
ViaSat, Inc.(b)(c)	226,936	8,353,514

		9,967,780

Containers & Packaging-1.15%
Ball Corp.(c)	206,552	16,763,760

Diversified Telecommunication Services-0.31%
Iridium Communications, Inc.(b)(c)	126,534	4,518,529

Electronic Equipment, Instruments & Components-3.45%
Keysight Technologies, Inc.(b)	93,678	13,140,213
OSI Systems, Inc.(b)	48,570	3,841,887
Teledyne Technologies, Inc.(b)	72,273	31,189,413
TTM Technologies, Inc.(b)(c)	147,001	2,050,664

		50,222,177

	Shares	Value
Industrial Conglomerates-5.58%
Honeywell International, Inc.	419,576	$81,192,152

IT Services-0.27%
BigBear.ai Holdings, Inc.(b)(c)	394,234	3,946,282

Machinery-0.79%
Oshkosh Corp.	124,516	11,510,259

Metals & Mining-0.44%
Allegheny Technologies, Inc.(b)(c)	237,812	6,463,730

Professional Services-12.04%
Booz Allen Hamilton Holding Corp.	470,902	38,439,730
CACI International, Inc., Class A(b)	77,776	20,633,973
Jacobs Engineering Group, Inc.	156,089	21,626,131
KBR, Inc.(c)	522,845	25,739,659
Leidos Holdings, Inc.	410,042	42,443,448
ManTech International Corp., Class A	121,034	9,723,872
Science Applications International Corp.	200,709	16,705,010

		175,311,823

Software-1.58%
Mandiant, Inc.(b)	366,169	8,048,395
Palantir Technologies, Inc., Class A(b)(c)	1,257,653	13,079,591
Telos Corp.(b)(c)	234,303	1,825,220

		22,953,206

Total Common Stocks & Other Equity Interests (Cost $1,435,121,927)		1,455,779,728

Money Market Funds-0.02%
Invesco Government & Agency Portfolio, Institutional Class, 0.35%(e)(f) (Cost $337,190)	337,190	337,190

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.98% (Cost $1,435,459,117)		1,456,116,918

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-5.82%
Invesco Private Government Fund, 0.40%(e)(f)(g)	25,045,121	25,045,121
Invesco Private Prime Fund, 0.35%(e)(f)(g)	59,781,622	59,781,622

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $84,824,462)		84,826,743

TOTAL INVESTMENTS IN SECURITIES-105.80% (Cost $1,520,283,579)		1,540,943,661
OTHER ASSETS LESS LIABILITIES-(5.80)%		(84,533,427)

NET ASSETS-100.00%		$1,456,410,234

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

Invesco Aerospace & Defense ETF (PPA)–(continued)

April 30, 2022

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2022.
(d)	Restricted security. The value of this security at April 30, 2022 represented less than 1% of the Fund’s Net Assets.
(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2022.

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$159,537	$22,381,378	$(22,203,725)	$-	$-	$337,190	$467
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	7,903,102	171,001,672	(153,859,653)	-	-	25,045,121	14,058	*
Invesco Private Prime Fund	11,854,653	360,706,890	(312,777,149)	2,281	(5,053)	59,781,622	46,103	*

Total	$19,917,292	$554,089,940	$(488,840,527)	$2,281	$(5,053)	$85,163,933	$60,628

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of April 30, 2022.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Invesco DWA Momentum ETF (PDP)

April 30, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.98%
Communication Services-1.41%
Alphabet, Inc., Class A(b)	3,701	$8,446,385
T-Mobile US, Inc.(b)	71,484	8,802,540

		17,248,925

Consumer Discretionary-8.35%
Boyd Gaming Corp.	183,855	11,137,936
Hilton Grand Vacations, Inc.(b)	148,612	6,959,500
Home Depot, Inc. (The)	34,749	10,438,600
Lithia Motors, Inc., Class A	24,009	6,797,668
O’Reilly Automotive, Inc.(b)	56,238	34,111,159
Penske Automotive Group, Inc.(c)	73,400	7,693,788
Service Corp. International	283,815	18,621,102
Tractor Supply Co.	32,814	6,610,380

		102,370,133

Consumer Staples-2.01%
Costco Wholesale Corp.	31,849	16,934,751
Darling Ingredients, Inc.(b)	104,775	7,689,437

		24,624,188

Energy-18.70%
Antero Resources Corp.(b)(c)	799,173	28,130,890
APA Corp.	188,799	7,727,543
Cheniere Energy, Inc.	55,634	7,555,653
ConocoPhillips	76,468	7,304,223
Devon Energy Corp.	290,621	16,905,423
Diamondback Energy, Inc.(c)	85,030	10,733,337
EOG Resources, Inc.	65,783	7,680,823
Marathon Oil Corp.	539,038	13,432,827
Marathon Petroleum Corp.	95,741	8,354,360
Matador Resources Co.(c)	354,450	17,304,249
Murphy Oil Corp.	302,974	11,537,250
Occidental Petroleum Corp.	131,498	7,244,225
ONEOK, Inc.	110,043	6,969,023
Ovintiv, Inc.	324,888	16,631,017
PDC Energy, Inc.	205,659	14,342,659
Pioneer Natural Resources Co.	30,368	7,059,649
Range Resources Corp.(b)(c)	346,727	10,381,006
Targa Resources Corp.	308,802	22,669,155
Texas Pacific Land Corp.(c)	5,397	7,375,540

		229,338,852

Financials-9.74%
Aon PLC, Class A	33,826	9,741,550
Ares Management Corp., Class A(c)	105,285	6,971,973
Bank of America Corp.	170,485	6,082,905
Brown & Brown, Inc.	109,363	6,778,319
Comerica, Inc.	77,177	6,320,796
Intercontinental Exchange, Inc.	56,816	6,579,861
LPL Financial Holdings, Inc.	41,451	7,787,399
Moody’s Corp.	31,718	10,038,112
Nasdaq, Inc.	42,527	6,692,474
S&P Global, Inc.	26,188	9,859,782
Signature Bank	27,686	6,706,933
W.R. Berkley Corp.	539,826	35,893,031

		119,453,135

Health Care-15.28%
Danaher Corp.	105,201	26,419,127

	Shares	Value
Health Care-(continued)
Edwards Lifesciences Corp.(b)	140,960	$14,910,749
Eli Lilly and Co.	26,165	7,643,581
Horizon Therapeutics PLC(b)	169,601	16,715,875
Inspire Medical Systems, Inc.(b)	75,233	15,479,942
Mettler-Toledo International, Inc.(b)	18,969	24,233,467
PerkinElmer, Inc.	44,247	6,487,053
R1 RCM, Inc.(b)(c)	886,227	19,957,832
Shockwave Medical, Inc.(b)	60,298	9,112,837
STERIS PLC	31,641	7,089,166
Tenet Healthcare Corp.(b)	104,662	7,589,042
Thermo Fisher Scientific, Inc.	15,973	8,831,791
UnitedHealth Group, Inc.	30,635	15,579,429
Zoetis, Inc.	41,746	7,399,478

		187,449,369

Industrials-13.14%
Advanced Drainage Systems, Inc.	79,326	8,127,742
API Group Corp.(b)(c)	347,384	6,447,447
Atkore, Inc.(b)	130,675	12,557,867
Booz Allen Hamilton Holding Corp.	99,420	8,115,655
Builders FirstSource, Inc.(b)	131,395	8,089,990
Carlisle Cos., Inc.	31,367	8,135,345
Cintas Corp.	28,100	11,163,006
Deere & Co.	18,695	7,058,297
Evoqua Water Technologies Corp.(b)	193,434	8,064,263
Old Dominion Freight Line, Inc.	85,022	23,816,363
Quanta Services, Inc.	67,472	7,825,403
Tetra Tech, Inc.	52,385	7,296,183
United Rentals, Inc.(b)	22,644	7,167,279
W.W. Grainger, Inc.	37,219	18,610,617
WESCO International, Inc.(b)	90,886	11,202,608
WillScot Mobile Mini Holdings Corp.(b)(c)	213,797	7,504,275

		161,182,340

Information Technology-18.63%
Accenture PLC, Class A	31,065	9,330,683
Amphenol Corp., Class A	345,856	24,728,704
Apple, Inc.	238,667	37,625,853
Fortinet, Inc.(b)	55,528	16,048,147
Lattice Semiconductor Corp.(b)	324,260	15,577,450
Mastercard, Inc., Class A	106,043	38,533,905
Microsoft Corp.	31,252	8,673,055
Monolithic Power Systems, Inc.	64,077	25,133,563
ON Semiconductor Corp.(b)	156,826	8,172,203
Palo Alto Networks, Inc.(b)	12,409	6,964,924
Synaptics, Inc.(b)(c)	68,691	10,196,492
Synopsys, Inc.(b)	51,839	14,866,907
Visa, Inc., Class A(c)	59,457	12,672,070

		228,523,956

Materials-6.11%
Alcoa Corp	263,121	17,839,604
CF Industries Holdings, Inc.	83,244	8,060,517
Freeport-McMoRan, Inc.	273,030	11,071,366
Louisiana-Pacific Corp.	115,235	7,434,962
Mosaic Co. (The)	223,492	13,950,371
Nucor Corp.(c)	53,463	8,275,003
Steel Dynamics, Inc.	96,399	8,266,214

		74,898,037

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Invesco DWA Momentum ETF (PDP)–(continued)

April 30, 2022

	Shares	Value
Real Estate-5.40%
Equity LifeStyle Properties, Inc.	162,103	$12,527,320
Extra Space Storage, Inc.	99,523	18,909,370
First Industrial Realty Trust, Inc.	160,593	9,314,394
Mid-America Apartment Communities, Inc.	40,799	8,024,347
Rexford Industrial Realty, Inc.(c)	103,468	8,074,643
Ryman Hospitality Properties, Inc.(b)	100,826	9,425,214

		66,275,288

Utilities-1.21%
NextEra Energy, Inc.	209,704	14,893,178

Total Common Stocks & Other Equity Interests (Cost $1,307,063,534)		1,226,257,401

Money Market Funds-0.08%
Invesco Government & Agency Portfolio, Institutional Class, 0.35%(d)(e) (Cost $932,748)	932,748	932,748

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.06% (Cost $1,307,996,282)		1,227,190,149

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-4.88%
Invesco Private Government Fund, 0.40%(d)(e)(f)	18,147,289	$18,147,289
Invesco Private Prime Fund, 0.35%(d)(e)(f)	41,729,944	41,729,944

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $59,877,024)		59,877,233

TOTAL INVESTMENTS IN SECURITIES-104.94% (Cost $1,367,873,306)		1,287,067,382
OTHER ASSETS LESS LIABILITIES-(4.94)%		(60,539,690)

NET ASSETS-100.00%		$1,226,527,692

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2022.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2022.

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$701,168	$9,421,935	$(9,190,355)	$-	$-	$932,748	$378
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	57,906,299	431,228,025	(470,987,035)	-	-	18,147,289	12,796	*
Invesco Private Prime Fund	86,859,449	815,582,917	(860,683,741)	208	(28,889)	41,729,944	83,489	*

Total	$145,466,916	$1,256,232,877	$(1,340,861,131)	$208	$(28,889)	$60,809,981	$96,663

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Invesco Global Listed Private Equity ETF (PSP)

April 30, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-83.48%
Biotechnology-0.22%
PureTech Health PLC(b)	197,499	$421,768

Capital Markets-51.96%
3i Group PLC (United Kingdom)	576,262	9,388,478
Alaris Equity Partners Income (Canada)	36,414	527,954
AURELIUS Equity Opportunities SE & Co. KGaA (Germany)	40,444	1,085,557
Blackstone Secured Lending Fund(c)	69,735	1,922,594
Blackstone, Inc., Class A	81,771	8,305,481
Blue Owl Capital, Inc.(c)	854,085	10,189,234
Bridgepoint Group PLC (United Kingdom)(c)(d)	830,068	3,191,066
Carlyle Group, Inc. (The)	227,025	8,238,737
Chrysalis Investments Ltd. (Guernsey)(b)(c)	770,199	1,546,510
Deutsche Beteiligungs AG (Germany)	15,907	495,881
EQT AB (Sweden)	353,626	10,013,078
Georgia Capital PLC (Georgia)(b)	85,111	638,863
Gimv N.V. (Belgium)	28,266	1,621,298
Hamilton Lane, Inc., Class A(c)	46,850	3,212,973
Intermediate Capital Group PLC (United Kingdom)	245,376	4,699,620
IP Group PLC (United Kingdom)	975,129	1,001,176
JAFCO Group Co. Ltd. (Japan)	101,494	1,227,776
KKR & Co., Inc., Class A	177,266	9,035,248
Molten Ventures PLC (United Kingdom)(b)	192,235	1,656,295
Mutares SE & Co. KGaA (Germany)	24,615	566,201
Onex Corp. (Canada)	79,728	4,815,308
Partners Group Holding AG (Switzerland)	8,337	8,853,298
Patria Investments Ltd., Class A (Cayman Islands)(c)	96,623	1,575,921
Petershill Partners PLC (United Kingdom)(b)(c)(d)	801,466	2,565,915
Ratos AB, Class B (Sweden)(c)	348,874	1,780,500
StepStone Group, Inc., Class A(c)	96,802	2,480,067
VNV Global AB (Sweden)(b)	182,813	762,181

		101,397,210

Diversified Consumer Services-1.38%
Graham Holdings Co., Class B	4,539	2,688,767

Diversified Financial Services-12.87%
Cannae Holdings, Inc.(b)(c)	81,763	1,831,491
Compass Diversified Holdings	85,799	1,875,566
Eurazeo SE (France)(c)	75,042	5,745,504
Kinnevik AB, Class B (Sweden)(b)(c)	243,097	4,767,362
Sofina S.A. (Belgium)(c)	24,348	7,479,877
Wendel SE (France)	34,445	3,412,719

		25,112,519

Diversified Telecommunication Services-0.65%
ATN International, Inc.	31,932	1,261,314

Industrial Conglomerates-6.19%
Fosun International Ltd. (China)	3,988,322	4,200,080
Melrose Industries PLC (United Kingdom)	5,487,020	7,880,506

		12,080,586

Interactive Media & Services-2.84%
IAC/InterActiveCorp.(b)	66,970	5,550,474

Internet & Direct Marketing Retail-2.47%
Prosus N.V. (Netherlands)(c)	99,908	4,817,634

	Shares	Value
IT Services-0.76%
Digital Garage, Inc. (Japan)(c)	44,950	$1,492,299

Multiline Retail-2.57%
Wesfarmers Ltd. (Australia)	144,439	5,010,671

Trading Companies & Distributors-1.57%
Seven Group Holdings Ltd. (Australia)	218,673	3,059,281

Total Common Stocks & Other Equity Interests (Cost $192,552,336)		162,892,523

Closed-End Funds-14.50%
Apax Global Alpha Ltd. (Guernsey)(d)	611,114	1,426,897
Ares Capital Corp.(c)	261,672	5,304,091
Bain Capital Specialty Finance, Inc.	32,795	504,387
FS KKR Capital Corp.	111,897	2,344,242
Goldman Sachs BDC, Inc.(c)	27,018	507,128
Golub Capital BDC, Inc. (c)	66,638	994,239
HBM Healthcare Investments AG (Switzerland),Class A(c)	5,634	1,355,498
Hercules Capital, Inc.(c)	29,163	489,938
HgCapital Trust PLC (United Kingdom)(c)	619,812	3,266,126
Main Street Capital Corp.	36,635	1,474,192
NB Private Equity Partners Ltd. (Guernsey)	53,451	1,052,372
New Mountain Finance Corp.	38,117	506,956
Oakley Capital Investments Ltd. (Bermuda)	209,928	1,138,600
Oaktree Specialty Lending Corp.	70,275	503,169
Owl Rock Capital Corp.	140,550	2,011,271
PennantPark Investment Corp.(c)	66,595	492,803
Princess Private Equity Holding Ltd. (Guernsey)(c)	75,529	992,229
Prospect Capital Corp.(c)	128,592	990,158
Sixth Street Specialty Lending, Inc.	22,332	498,897
SuRo Capital Corp.(c)	46,104	377,131
Syncona Ltd. (United Kingdom)(b)(c)	724,140	1,580,270
TriplePoint Venture Growth BDC Corp.(c)	30,476	479,997

Total Closed-End Funds (Cost $26,212,788)		28,290,591

	Shares
Money Market Funds-1.23%
Invesco Government & Agency Portfolio, Institutional Class, 0.35%(e)(f) (Cost $2,395,158)	2,395,158	2,395,158

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.21% (Cost $221,160,282)		193,578,272

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-14.74%
Invesco Private Government Fund, 0.40%(e)(f)(g)	8,533,789	8,533,789

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Invesco Global Listed Private Equity ETF (PSP)—(continued)

April 30, 2022

	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 0.35%(e)(f)(g)	20,226,755	$20,226,755

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $28,760,324)		28,760,544

TOTAL INVESTMENTS IN SECURITIES-113.95% (Cost $249,920,606)		222,338,816
OTHER ASSETS LESS LIABILITIES-(13.95)%		(27,214,112)

NET ASSETS-100.00%		$195,124,704

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2022.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at April 30, 2022 was $7,183,878, which represented 3.68% of the Fund’s Net Assets.

(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2022.

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$9,775,371	$47,206,856	$(54,587,069)	$-	$-	$2,395,158	$4,710
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	1,871,653	94,493,563	(87,831,427)	-	-	8,533,789	4,735	*
Invesco Private Prime Fund	2,807,480	194,263,222	(176,835,963)	220	(8,204)	20,226,755	21,429	*

Total	$14,454,504	$335,963,641	$(319,254,459)	$220	$(8,204)	$31,155,702	$30,874

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of April 30, 2022.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

This Fund has holdings greater than 10% of net assets in the following country:

United Kingdom	18.05%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Invesco Global Listed Private Equity ETF (PSP)–(continued)

April 30, 2022

Open Over-The-Counter Total Return Swap Agreements(a)(b)
Counterparty	Pay/ Receive	Reference Entity	Rate	Payment Frequency	Maturity Date	Notional Value(c)	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Equity Risk
Citibank, N.A.	Receive	Brookfield Business Partners LP	1-Day CORRA plus 55 basis points	Monthly	October-2022	CAD 2,182,629	$-	$(97,328)	$(97,328)

Abbreviations:

CAD	-Canadian Dollar
CORRA	-Canadian Overnight Repo Rate Average

(a)	Open Over-The-Counter Total Return Swap Agreements are collateralized by cash held with the swap Counterparties in the amount of $40,000.
(b)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.
(c)	Notional Value is denominated in U.S. Dollars unless otherwise noted.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Invesco Golden Dragon China ETF (PGJ)

April 30, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.95%(b)
Communication Services-22.67%
Autohome, Inc., ADR	85,963	$2,498,944
Baidu, Inc., ADR(c)	152,165	18,894,328
Bilibili, Inc., ADR(c)(d)	207,597	5,052,911
DouYu International Holdings Ltd., ADR(c)	198,670	351,646
Hello Group, Inc., ADR(d)	213,007	1,133,197
iQIYI, Inc., ADR(c)(d)	471,249	1,677,646
JOYY, Inc., ADR(d)	73,492	2,908,079
Kanzhun Ltd., ADR(c)(d)	105,218	2,475,780
Luokung Technology Corp.(c)(d)	488,683	239,455
NetEase, Inc., ADR(d)	121,592	11,591,365
PropertyGuru Group Ltd. (Cayman Islands)(c)	38,202	294,537
Sohu.com Ltd., ADR(c)	51,238	793,164
So-Young International, Inc., ADR(c)(d)	99,555	135,395
Tencent Music Entertainment Group, ADR(c)	874,570	3,716,923
Weibo Corp., ADR(c)(d)	98,846	2,287,297
WiMi Hologram Cloud, Inc., ADR(c)(d)	71,352	140,563

		54,191,230

Consumer Discretionary-53.15%
Alibaba Group Holding Ltd., ADR(c)(d)	220,513	21,409,607
Baozun, Inc., ADR(c)(d)	67,435	515,203
Dada Nexus Ltd., ADR(c)(d)	117,917	899,707
Gogoro, Inc. (Taiwan)(c)	44,117	269,114
Huazhu Group Ltd., ADR	208,378	6,301,351
JD.com, Inc., ADR(c)(d)	323,684	19,958,355
Kaixin Auto Holdings (Hong Kong)(c)(d)	183,295	182,653
Kandi Technologies Group, Inc.(c)(d)	98,912	252,226
Li Auto, Inc., ADR(c)(d)	380,714	8,539,415
MINISO Group Holding Ltd., ADR(d)	108,230	795,491
New Oriental Education & Technology Group, Inc., ADR(c)(d)	180,793	2,268,952
Newegg Commerce, Inc.(c)(d)	471,964	3,030,009
NIO, Inc., ADR(c)(d)	1,015,513	16,959,067
Niu Technologies, ADR(c)(d)	64,359	614,628
Pinduoduo, Inc., ADR(c)(d)	447,076	19,264,505
TAL Education Group, ADR(c)	567,364	1,923,364
Trip.com Group Ltd., ADR(c)(d)	448,979	10,618,353
Uxin Ltd., ADR(c)	346,239	273,944
Vipshop Holdings Ltd., ADR(c)(d)	666,524	5,105,574
XPeng, Inc., ADR(c)(d)	318,742	7,844,241

		127,025,759

Consumer Staples-0.18%
111, Inc., ADR(c)(d)	54,628	107,071
Farmmi, Inc.(c)	712,783	84,679
Yatsen Holding Ltd., ADR(c)	374,134	229,980

		421,730

Energy-0.52%
China Petroleum & Chemical Corp., ADR	14,442	703,325
PetroChina Co. Ltd., ADR	11,456	543,244

		1,246,569

Financials-4.66%
360 DigiTech, Inc., ADR(d)	171,526	2,475,120
China Life Insurance Co. Ltd., ADR	37,803	271,048
Fanhua, Inc., ADR(d)	42,402	257,804
LexinFintech Holdings Ltd., ADR(c)	180,281	461,519

	Shares	Value
Financials-(continued)
Lufax Holding Ltd., ADR(d)	1,010,035	$5,605,694
Noah Holdings Ltd., ADR(c)(d)	42,243	759,107
Qudian, Inc., ADR(c)	255,918	276,392
Silver Crest Acquisition Corp., Class A (Hong Kong)(c)	44,117	434,111
Up Fintech Holding Ltd., ADR(c)(d)	150,925	585,589

		11,126,384

Health Care-2.15%
Burning Rock Biotech Ltd., ADR(c)(d)	63,164	348,034
Connect Biopharma Holdings Ltd., ADR(c)(d)	61,749	125,350
Genetron Holdings Ltd., ADR(c)(d)	46,914	80,692
Gracell Biotechnologies, Inc., ADR(c)(d)	75,697	170,318
I-Mab, ADR(c)(d)	63,405	795,099
Zai Lab Ltd., ADR(c)(d)	90,566	3,619,017

		5,138,510

Industrials-4.93%
CBAK Energy Technology, Inc.(c)(d)	113,410	125,885
EHang Holdings Ltd., ADR(c)(d)	43,125	362,681
Nuvve Holding Corp.(c)(d)	24,076	172,144
ReneSola Ltd., ADR(c)(d)	62,294	300,257
ZTO Express Cayman, Inc., ADR(d)	393,776	10,832,778

		11,793,745

Information Technology-7.86%
Agora, Inc., ADR(c)(d)	83,984	618,962
Bit Digital, Inc.(c)(d)	89,054	180,780
BIT Mining Ltd., ADR(c)(d)	55,334	92,408
Canaan, Inc., ADR(c)(d)	201,913	767,269
Canadian Solar, Inc. (Canada)(c)(d)	81,452	2,241,559
Chindata Group Holdings Ltd., ADR(c)(d)	153,034	954,932
Daqo New Energy Corp., ADR(c)(d)	75,745	3,148,720
Ebang International Holdings, Inc., A Shares(c)(d)	177,905	165,452
GDS Holdings Ltd., ADR(c)(d)	132,947	4,177,195
Hollysys Automation Technologies Ltd.	79,302	1,221,251
JinkoSolar Holding Co. Ltd., ADR(c)(d)	51,000	2,614,260
Kingsoft Cloud Holdings Ltd., ADR(c)(d)	125,630	454,780
OneConnect Financial Technology Co. Ltd., ADR(c)	165,186	226,305
Renren, Inc., ADR(c)(d)	11,458	327,584
TROOPS, Inc. (Hong Kong)(c)(d)	129,887	446,811
Vnet Group, Inc., ADR(c)(d)	172,160	1,027,795
Zepp Health Corp., ADR	45,203	109,391

		18,775,454

Materials-0.16%
Huadi International Group Co. Ltd.(c)(d)	16,999	390,977

Real Estate-3.67%
KE Holdings, Inc., ADR(c)(d)	597,253	8,469,047
Nam Tai Property, Inc.(c)(d)	50,133	311,326

		8,780,373

Total Common Stocks & Other Equity Interests (Cost $367,395,623)		238,890,731

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Invesco Golden Dragon China ETF (PGJ)–(continued)

April 30, 2022

	Shares	Value
Money Market Funds-0.07%
Invesco Government & Agency Portfolio, Institutional Class, 0.35%(e)(f) (Cost $163,140)	163,140	$163,140

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.02% (Cost $367,558,763)		239,053,871

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-31.40%
Invesco Private Government Fund, 0.40%(e)(f)(g)	22,508,565	22,508,565

	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 0.35%(e)(f)(g)	52,545,493	$52,545,493

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $75,049,542)		75,054,058

TOTAL INVESTMENTS IN SECURITIES-131.42% (Cost $442,608,305)		314,107,929
OTHER ASSETS LESS LIABILITIES-(31.42)%		(75,102,415)

NET ASSETS-100.00%		$239,005,514

Investment Abbreviations:

ADR-American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Country of issuer and/or credit risk exposure listed in Common Stocks & Other Equity Interests has been determined to be China unless otherwise noted.
(c)	Non-income producing security.
(d)	All or a portion of this security was out on loan at April 30, 2022.
(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2022.

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$443,239	$3,223,825	$(3,503,924)	$ -	$ -	$163,140	$128
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	27,005,098	179,073,141	(183,569,674)	-	-	22,508,565	14,264	*
Invesco Private Prime Fund	40,595,848	320,002,319	(308,035,050)	4,515	(22,139)	52,545,493	62,239	*

Total	$68,044,185	$502,299,285	$(495,108,648)	$4,515	$(22,139)	$75,217,198	$76,631

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of April 30, 2022.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Invesco MSCI Sustainable Future ETF (ERTH)

April 30, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-96.82%
Auto Components-0.03%
XL Fleet Corp.(b)(c)	85,312	$119,437

Automobiles-13.90%
Li Auto, Inc., ADR (China)(b)(c)	452,788	10,156,035
NIO, Inc., ADR (China)(b)(c)	824,327	13,766,261
Niu Technologies, ADR (China)(b)	24,703	235,913
Tesla, Inc.(b)	22,861	19,906,444
Workhorse Group, Inc.(b)(c)	127,266	383,071
XPeng, Inc., ADR (China)(b)(c)	318,041	7,826,989
Yadea Group Holdings Ltd. (China)(d)	977,936	1,466,028

		53,740,741

Building Products-4.62%
Advanced Drainage Systems, Inc.	43,469	4,453,834
Kingspan Group PLC (Ireland)	125,590	11,512,498
ROCKWOOL A/S, Class B (Denmark)	6,831	1,916,819

		17,883,151

Chemicals-1.60%
Umicore S.A. (Belgium)(c)	160,495	6,196,069

Commercial Services & Supplies-0.59%
China Everbright Environment Group Ltd. (China)	3,006,945	1,767,815
Dynagreen Environmental Protection Group Co. Ltd., H Shares (China)(d)	329,769	142,176
Sunny Friend Environmental Technology Co. Ltd. (Taiwan)	50,000	380,426

		2,290,417

Construction & Engineering-0.94%
China Conch Venture Holdings Ltd. (China)	1,337,500	3,486,025
ReneSola Ltd., ADR (China)(b)	31,299	150,861

		3,636,886

Electric Utilities-0.03%
Fastned B.V., CVA (Netherlands)(b)(c)	3,449	107,366

Electrical Equipment-12.50%
Aeris Industria E Comercio De Equipamentos Para Geracao De Energia S.A. (Brazil)	187,500	184,766
Alfen Beheer B.V. (Netherlands)(c)(d)	16,858	1,513,476
Blink Charging Co.(b)(c)	30,987	591,852
China High Speed Transmission Equipment Group Co. Ltd. (Hong Kong)(b)	333,667	185,778
Contemporary Amperex Technology Co. Ltd., A Shares (China)	113,900	6,952,216
CS Wind Corp. (South Korea)	20,628	963,680
Fagerhult AB (Sweden)(c)	65,056	328,164
Ginlong Technologies Co. Ltd., A Shares (China)	12,100	354,532
Ming Yang Smart Energy Group Ltd., A Shares (China)	103,000	341,778
Nordex SE (Germany)(b)	84,863	1,239,886
PNE AG (Germany)	28,109	358,215
PowerCell Sweden AB (Sweden)(b)	38,288	561,619
Shoals Technologies Group, Inc., Class A(b)(c)	84,999	848,290
Siemens Gamesa Renewable Energy S.A., Class R (Spain)(b)(c)	193,836	3,090,497
SIF Holding N.V. (Netherlands)(c)	10,403	118,464

	Shares	Value
Electrical Equipment-(continued)
Signify N.V. (Netherlands)	104,392	$4,407,765
Stem, Inc.(b)(c)	41,260	295,834
Sungrow Power Supply Co. Ltd., A Shares (China)	71,300	684,099
Sunrun, Inc.(b)(c)	143,036	2,857,859
Titan Wind Energy Suzhou Co. Ltd., A Shares (China)	88,200	132,100
TPI Composites, Inc.(b)(c)	30,415	347,948
Vestas Wind Systems A/S (Denmark)(c)	801,603	20,622,655
Xinjiang Goldwind Science & Technology Co. Ltd., A Shares (China)	169,000	285,385
Xinjiang Goldwind Science & Technology Co. Ltd., H Shares (China)(c)	631,227	895,639
Zumtobel Group AG (Austria)	23,069	166,028

		48,328,525

Electronic Equipment, Instruments & Components-0.50%
Badger Meter, Inc.	23,864	1,925,586

Equity REITs-18.43%
Brandywine Realty Trust	139,619	1,629,354
CapitaLand Integrated Commercial Trust (Singapore)	3,958,142	6,632,638
Covivio (France)	42,299	2,988,738
CRE Logistics REIT, Inc. (Japan)	438	671,433
Digital Realty Trust, Inc.	156,845	22,918,191
Douglas Emmett, Inc.	142,758	4,205,651
First Capital REIT (Canada)	87,762	1,175,608
Fukuoka REIT Corp. (Japan)	520	651,806
Inmobiliaria Colonial SOCIMI S.A. (Spain)	242,144	2,024,785
Keppel REIT (Singapore)	1,507,547	1,324,900
Klepierre S.A. (France)	165,308	3,925,604
Lar Espana Real Estate SOCIMI S.A. (Spain)	46,474	241,952
Mapletree Commercial Trust (Singapore)	1,761,893	2,376,878
Mapletree North Asia Commercial Trust (Hong Kong)(d)	1,858,291	1,600,489
Mercialys S.A. (France)	57,450	550,150
Merlin Properties SOCIMI S.A. (Spain)(c)	286,539	3,089,861
Mori Hills REIT Investment Corp. (Japan)	1,251	1,417,596
Nippon Prologis REIT, Inc. (Japan)	1,685	4,682,671
OUE Commercial REIT (Singapore)	1,776,210	532,462
Paramount Group, Inc.(c)	142,914	1,359,112
Piedmont Office Realty Trust, Inc., Class A(c)	101,281	1,630,624
SPH REIT (Singapore)	745,570	526,418
Vornado Realty Trust(c)	132,613	5,133,449

		71,290,370

Food Products-4.13%
Darling Ingredients, Inc.(b)	131,838	9,675,591
Grieg Seafood ASA (Norway)(b)(c)	41,652	627,053
Minerva S.A. (Brazil)	243,800	646,398
Salmar ASA (Norway)	47,897	3,962,166
SLC Agricola S.A. (Brazil)	86,650	925,781
Yukiguni Maitake Co. Ltd. (Japan)	16,308	132,290

		15,969,279

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Invesco MSCI Sustainable Future ETF (ERTH)–(continued)

April 30, 2022

	Shares	Value
Household Durables-1.19%
KB Home	64,234	$2,083,109
Meritage Homes Corp.(b)	30,441	2,512,904

		4,596,013

Independent Power and Renewable Electricity Producers-8.97%
Albioma S.A. (France)	20,921	1,105,097
BCPG PCL, NVDR (Thailand)	710,836	254,222
Beijing Energy International Holding Co. Ltd. (Hong Kong)(b)	5,490,241	180,641
Boralex, Inc., Class A (Canada)	71,166	2,144,363
Canvest Environmental Protection Group Co. Ltd. (Hong Kong)(d)	397,845	167,025
CECEP Solar Energy Co. Ltd., A Shares (China)	147,200	147,695
CECEP Wind-Power Corp., A Shares (China)	245,400	148,132
China Datang Corp. Renewable Power Co. Ltd., H Shares (China)(c)	1,836,665	698,816
China Everbright Greentech Ltd. (China)(d)	505,299	129,768
China Three Gorges Renewables Group Co. Ltd., A Shares (China)	1,398,600	1,222,967
Concord New Energy Group Ltd. (Hong Kong)	4,712,093	433,015
EDP Renovaveis S.A. (Spain)(c)	234,570	5,574,962
Encavis AG (Germany)	98,193	2,165,518
Energix-Renewable Energies Ltd. (Israel)	179,221	611,166
Enlight Renewable Energy Ltd. (Israel)(b)	754,461	1,626,752
eRex Co. Ltd. (Japan)(c)	21,760	332,463
Falck Renewables S.p.A. (Italy)(c)	95,104	886,027
GCL New Energy Holdings Ltd. (China)(b)(c)	6,876,967	119,739
Grenergy Renovables S.A. (Spain)(b)	9,114	328,246
Neoen S.A. (France)(b)(c)(d)	30,554	1,216,853
NextEra Energy Partners L.P.	62,318	4,154,118
Omega Energia S.A. (Brazil)(b)	239,991	517,569
Ormat Technologies, Inc.(c)	36,419	2,829,756
RENOVA, Inc. (Japan)(b)	28,877	355,757
Scatec ASA (South Africa)(d)	97,211	1,187,593
Solaria Energia y Medio Ambiente S.A. (Spain)(b)	61,167	1,368,144
SPCG PCL, NVDR (Thailand)	388,235	190,433
Sunnova Energy International, Inc.(b)(c)	68,697	1,186,397
Super Energy Corp. PCL, NVDR (Thailand)	13,490,864	342,175
Terna Energy S.A. (Greece)	37,810	701,132
TransAlta Renewables, Inc. (Canada)(c)	87,092	1,214,334
Voltalia S.A. (France)(b)(c)	19,454	411,480
West Holdings Corp. (Japan)(c)	18,812	743,821

		34,696,176

IT Services-0.91%
Chindata Group Holdings Ltd., ADR (China)(b)(c)	92,381	576,457
Kingsoft Cloud Holdings Ltd., ADR (China)(b)(c)	88,728	321,195
Switch, Inc., Class A(c)	87,575	2,614,990

		3,512,642

Machinery-2.37%
Alstom S.A. (France)(c)	258,285	5,622,672
Energy Recovery, Inc.(b)	30,079	557,063
Lion Electric Co. (The) (Canada)(b)	38,646	237,673
Proterra, Inc., (Acquired 02/28/2022 - 03/31/2022; Cost $1,284,938)(b)(c)(e)	142,490	884,863

	Shares	Value
Machinery-(continued)
Riyue Heavy Industry Co. Ltd., A Shares (China)	47,400	$115,940
Stadler Rail AG (Switzerland)(c)	40,794	1,476,072
Wuxi Lead Intelligent Equipment Co. Ltd. (China)	38,320	253,281

		9,147,564

Metals & Mining-0.77%
Schnitzer Steel Industries, Inc., Class A	21,185	966,672
Sims Ltd.	137,444	1,999,756

		2,966,428

Oil, Gas & Consumable Fuels-1.07%
Renewable Energy Group, Inc.(b)	40,845	2,493,996
REX American Resources Corp.(b)	4,384	371,018
VERBIO Vereinigte BioEnergie AG (Germany)	18,043	1,290,537

		4,155,551

Paper & Forest Products-3.73%
Canfor Corp. (Canada)(b)	50,975	976,384
Mercer International, Inc. (Germany)	35,021	560,686
Suzano S.A. (Brazil)	609,500	6,105,831
West Fraser Timber Co. Ltd. (Canada)(c)	76,810	6,785,820

		14,428,721

Real Estate Management & Development-0.89%
Deutsche EuroShop AG (Germany)	40,327	669,626
Platzer Fastigheter Holding AB, Class B (Sweden)	48,921	494,484
Swire Properties Ltd. (Hong Kong)	954,540	2,273,486

		3,437,596

Road & Rail-6.37%
Beijing-Shanghai High Speed Railway Co. Ltd., A Shares (China)	2,003,300	1,389,897
BTS Group Holdings PCL, NVDR (Thailand)	6,479,025	1,695,043
Central Japan Railway Co. (Japan)	117,641	14,867,163
MTR Corp. Ltd. (Hong Kong)	1,261,025	6,693,393

		24,645,496

Semiconductors & Semiconductor Equipment-12.49%
Duk San Neolux Co. Ltd. (South Korea)(b)	8,815	288,694
Enphase Energy, Inc.(b)	104,432	16,855,325
First Solar, Inc.(b)(c)	77,893	5,688,526
GCL System Integration Technology Co. Ltd., A Shares (China)(b)	286,600	118,826
JA Solar Technology Co. Ltd., A Shares (China)	78,200	958,690
JinkoSolar Holding Co. Ltd., ADR (China)(b)	31,120	1,595,211
LONGi Green Energy Technology Co. Ltd., A Shares (China)	263,880	2,670,527
SMA Solar Technology AG (Germany)(c)	8,493	388,869
SolarEdge Technologies, Inc.(b)	42,797	10,716,797
SunPower Corp.(b)(c)	70,569	1,165,094
Trina Solar Co. Ltd., A Shares (China)	84,593	645,257
TSEC Corp. (Taiwan)(b)	309,000	459,373
United Renewable Energy Co. Ltd. (Taiwan)(b)	1,129,075	820,771
Xinyi Solar Holdings Ltd. (China)	3,979,415	5,935,041

		48,307,001

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Invesco MSCI Sustainable Future ETF (ERTH)–(continued)

April 30, 2022

	Shares	Value
Software-0.05%
Cloopen Group Holding Ltd., ADR (China)(b)(c)	43,275	$31,980
CM.com N.V. (Netherlands)(b)(c)(d)	9,398	155,913

		187,893

Transportation Infrastructure-0.39%
Taiwan High Speed Rail Corp. (Taiwan)	1,607,000	1,520,157

Water Utilities-0.35%
Beijing Enterprises Water Group Ltd. (China)	3,721,388	1,200,183
China Everbright Water Ltd. (China)(c)	700,204	148,585

		1,348,768

Total Common Stocks & Other Equity Interests (Cost $411,915,421)		374,437,833

Exchange-Traded Funds-3.15%
iShares MSCI India ETF(c) (Cost $12,411,243)	278,869	12,169,843

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.97% (Cost $424,326,664)		386,607,676

	Shares	Value

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-24.44%
Invesco Private Government Fund, 0.40%(f)(g)(h)	28,369,013	$28,369,013
Invesco Private Prime Fund, 0.35%(f)(g)(h)	66,151,778	66,151,778

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $94,520,311)		94,520,791

TOTAL INVESTMENTS IN SECURITIES-124.41% (Cost $518,846,975)		481,128,467

OTHER ASSETS LESS LIABILITIES-(24.41)%		(94,391,423)

NET ASSETS-100.00%		$386,737,044

Investment Abbreviations:

ADR	-	American Depositary Receipt
CVA	-	Dutch Certificates
ETF	-	Exchange-Traded Fund
NVDR	-	Non-Voting Depositary Receipt
REIT	-	Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2022.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at April 30, 2022 was $7,579,321, which represented 1.96% of the Fund’s Net Assets.

(e)	Restricted security. The value of this security at April 30, 2022 represented less than 1% of the Fund’s Net Assets.
(f)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2022.

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$85,578,359	$(85,578,359)	$-	$-	$-	$612
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	31,055,288	330,019,076	(332,705,351)	-	-	28,369,013	17,454	*
Invesco Private Prime Fund	46,582,932	545,889,520	(526,292,290)	480	(28,864)	66,151,778	70,958	*

Total	$77,638,220	$961,486,955	$(944,576,000)	$480	$(28,864)	$94,520,791	$89,024

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Invesco MSCI Sustainable Future ETF (ERTH)–(continued)

April 30, 2022

(g)	The rate shown is the 7-day SEC standardized yield as of April 30, 2022.
(h)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

This Fund has holdings greater than 10% of net assets in the following country:

China	17.34%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Invesco Raymond James SB-1 Equity ETF (RYJ)

April 30, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.99%
Communication Services-5.06%
DISH Network Corp., Class A(b)	21,004	$598,824
EchoStar Corp., Class A(b)	26,451	617,631
Integral Ad Science Holding Corp.(b)(c)	52,085	615,124
Iridium Communications, Inc.(b)	17,051	608,891
Radius Global Infrastructure, Inc., Class A(b)(c)	49,798	618,491
Telephone & Data Systems, Inc.	33,944	621,854
T-Mobile US, Inc.(b)	4,980	613,237
United States Cellular Corp.(b)	21,625	622,368
WideOpenWest, Inc.(b)(c)	29,237	586,202
ZipRecruiter, Inc., Class A(b)	28,331	637,731

		6,140,353

Consumer Discretionary-9.78%
Advance Auto Parts, Inc.	2,916	582,121
Arko Corp.(c)	68,311	633,243
Bloomin’ Brands, Inc.	29,211	642,350
D.R. Horton, Inc.	8,979	624,848
Dave & Buster’s Entertainment, Inc.(b)	13,946	634,543
Dollar General Corp.	2,571	610,690
Everi Holdings, Inc.(b)	34,917	606,159
KB Home	19,497	632,288
M.D.C. Holdings, Inc.	17,613	650,096
Mohawk Industries, Inc.(b)	5,112	721,099
Newell Brands, Inc.(c)	28,161	651,927
Polaris, Inc.(c)	6,159	584,735
PulteGroup, Inc.	15,189	634,293
Ruth’s Hospitality Group, Inc.(c)	30,385	637,173
Target Corp.	2,651	606,151
Tempur Sealy International, Inc.	23,033	624,425
Texas Roadhouse, Inc.	7,733	636,658
Tractor Supply Co.	3,001	604,551
Xponential Fitness, Inc., Class A(b)(c)	26,796	555,213

		11,872,563

Consumer Staples-2.12%
Darling Ingredients, Inc.(b)	7,955	583,817
Estee Lauder Cos., Inc. (The), Class A	2,419	638,761
Olaplex Holdings, Inc.(b)(c)	47,258	694,693
Primo Water Corp.	44,812	656,048

		2,573,319

Energy-10.46%
Antero Resources Corp.(b)	19,173	674,890
APA Corp.	15,592	638,181
Black Stone Minerals L.P.	43,973	696,532
Brigham Minerals, Inc., Class A(c)	24,391	604,409
Cheniere Energy, Inc.	4,816	654,061
ConocoPhillips	6,667	636,832
DCP Midstream L.P.	17,510	598,842
Devon Energy Corp.	10,758	625,793
Diamondback Energy, Inc.	4,790	604,642
Energy Transfer L.P.	56,467	625,654
Enterprise Products Partners L.P.	24,239	628,032
Kimbell Royalty Partners L.P.	38,291	644,437
Marathon Oil Corp.	25,214	628,333
Marathon Petroleum Corp.	7,413	646,858
Northern Oil and Gas, Inc.(c)	23,939	597,996

	Shares	Value
Energy-(continued)
Occidental Petroleum Corp.	11,112	$612,160
Pioneer Natural Resources Co.(c)	2,707	629,296
Targa Resources Corp.	8,366	614,148
Valero Energy Corp.	6,270	698,980
Williams Cos., Inc. (The)	18,437	632,205

		12,692,281

Financials-20.72%
Allstate Corp. (The)	4,661	589,803
AssetMark Financial Holdings, Inc.(b)	31,642	608,476
Axos Financial, Inc.(b)	15,526	588,125
Bancorp, Inc. (The)(b)	25,767	584,653
Banner Corp.	11,440	614,328
Barings BDC, Inc.(c)	60,911	620,074
Business First Bancshares, Inc.	22,180	491,509
Cadence Bank	24,167	605,142
Chubb Ltd.	3,110	642,059
Coastal Financial Corp.(b)	14,903	611,619
CrossFirst Bankshares, Inc.(b)	46,855	600,213
Dime Community Bancshares, Inc.	18,350	576,924
Finance Of America Cos., Inc., Class A(b)(c)	263,519	595,553
FVCBankcorp, Inc.(b)	18,957	391,652
Hancock Whitney Corp.	13,382	625,876
Horizon Bancorp, Inc.	34,788	608,094
Huntington Bancshares, Inc.	46,655	613,513
Intercontinental Exchange, Inc.	5,450	631,164
Ladder Capital Corp.	53,439	608,670
Lakeland Bancorp, Inc.	40,309	605,844
Mercantile Bank Corp.	19,275	605,235
Merchants Bancorp.	25,292	594,868
Meta Financial Group, Inc.	13,682	597,219
MVB Financial Corp.(c)	14,877	595,973
Nexpoint Real Estate Finance, Inc.	27,957	656,430
OceanFirst Financial Corp.	33,718	631,538
Old Republic International Corp.	26,961	593,412
Old Second Bancorp, Inc.	45,057	620,435
Open Lending Corp., Class A(b)(c)	46,359	632,337
Origin Bancorp, Inc.	15,886	598,584
PacWest Bancorp	18,641	613,102
Redwood Trust, Inc.	70,659	685,392
Signature Bank	2,471	598,600
SmartFinancial, Inc.	14,265	349,778
Starwood Property Trust, Inc.	26,961	616,868
TPG RE Finance Trust, Inc.	58,113	613,092
Triumph Bancorp, Inc.(b)(c)	8,856	614,961
Veritex Holdings, Inc.	18,370	603,454
VersaBank (Canada)	10,078	101,889
Webster Financial Corp.	12,685	634,123
Willis Towers Watson PLC	2,710	582,271
Wintrust Financial Corp.	6,852	598,317
Zions Bancorporation N.A	10,571	597,367

		25,148,536

Health Care-11.65%
Acadia Healthcare Co., Inc.(b)	8,790	596,665
ADMA Biologics, Inc.(b)(c)	327,282	602,199
AngioDynamics, Inc.(b)	27,364	576,012
Apellis Pharmaceuticals, Inc.(b)(c)	12,932	562,930
Argenx SE, ADR (Netherlands)(b)	2,083	598,488

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Invesco Raymond James SB-1 Equity ETF (RYJ)–(continued)

April 30, 2022

	Shares	Value
Health Care-(continued)
Aveanna Healthcare Holdings, Inc.(b)(c)	207,519	$605,955
Blueprint Medicines Corp.(b)(c)	10,191	594,645
Boston Scientific Corp.(b)	14,205	598,173
CareDx, Inc.(b)(c)	21,248	646,789
ChemoCentryx, Inc.(b)(c)	33,410	616,749
Cigna Corp.	2,486	613,495
Cymabay Therapeutics, Inc.(b)	243,643	553,070
Encompass Health Corp.	9,044	622,499
Health Catalyst, Inc.(b)(c)	30,555	508,435
InflaRx N.V. (Germany)	242,538	409,889
Mirum Pharmaceuticals, Inc.(b)(c)	25,777	612,977
NGM Biopharmaceuticals, Inc.(b)	44,121	550,630
Ocular Therapeutix, Inc.(b)(c)	175,892	627,934
PolyPid Ltd. (Israel)(b)(c)	26,946	130,688
Quidel Corp.(b)(c)	5,971	600,802
REGENXBIO, Inc.(b)(c)	22,105	613,635
Sol-Gel Technologies Ltd. (Israel)(c)	8,402	59,318
Tarsus Pharmaceuticals, Inc.(b)	25,273	462,749
Tenet Healthcare Corp.(b)	7,590	550,351
UnitedHealth Group, Inc.	1,224	622,465
VBI Vaccines, Inc.(b)	480,173	600,216

		14,137,758

Industrials-10.92%
Ads-Tec Energy PLC (Ireland)(c)	38,111	258,393
Alaska Air Group, Inc.(b)(c)	11,191	608,679
Axon Enterprise, Inc.(b)	5,452	611,714
Bloom Energy Corp., Class A(b)(c)	33,224	616,637
Byrna Technologies, Inc.(b)(c)	92,263	546,197
Casella Waste Systems, Inc., Class A(b)	7,527	619,020
Clean Harbors, Inc.(b)	6,048	634,617
Copa Holdings S.A., Class A (Panama)(c)	8,060	607,482
Delta Air Lines, Inc.(b)	14,707	632,842
Federal Signal Corp.	18,694	636,157
Forward Air Corp.	6,907	669,772
FTC Solar, Inc.(b)(c)	220,012	616,034
PACCAR, Inc.	7,467	620,134
ReneSola Ltd., ADR (China)(b)(c)	130,007	626,634
Shyft Group, Inc. (The)	21,611	550,432
Tecnoglass, Inc.(c)	27,993	625,084
TPI Composites, Inc.(b)(c)	54,412	622,473
Union Pacific Corp.	2,692	630,709
United Parcel Service, Inc., Class B	3,484	627,050
Wabash National Corp.	43,973	629,254
Waste Connections, Inc.	4,720	651,218
WESCO International, Inc.(b)	4,940	608,904

		13,249,436

Information Technology-16.36%
Alarm.com Holdings, Inc.(b)	10,848	662,596
Avnet, Inc.	16,528	721,612
Cambium Networks Corp.(b)(c)	41,954	640,638
Cognex Corp.	9,263	626,457
EngageSmart, Inc.(b)(c)	32,892	686,785
Envestnet, Inc.(b)(c)	8,011	637,996
Fastly, Inc., Class A(b)(c)	38,538	612,754
Fidelity National Information Services, Inc.	6,387	633,271
Flywire Corp.(b)(c)	21,632	659,992
GoDaddy, Inc., Class A(b)	7,693	621,671
HubSpot, Inc.(b)	1,627	617,333
I3 Verticals, Inc., Class A(b)(c)	25,013	686,607

	Shares	Value
Information Technology-(continued)
Itron, Inc.(b)	13,401	$640,300
Jabil, Inc.	11,119	641,900
KVH Industries, Inc.(b)	65,280	520,282
Limelight Networks, Inc.(b)(c)	131,043	467,824
Microchip Technology, Inc.	9,728	634,266
Micron Technology, Inc.	9,276	632,530
MiX Telematics Ltd., ADR (South Africa)	26,496	292,781
New Relic, Inc.(b)	9,972	630,928
nLight, Inc.(b)(c)	46,755	614,828
NVIDIA Corp.	3,259	604,447
Ping Identity Holding Corp.(b)(c)	23,436	612,383
Pure Storage, Inc., Class A(b)	21,783	638,242
QUALCOMM, Inc.	4,833	675,122
RingCentral, Inc., Class A(b)	7,065	599,465
Roper Technologies, Inc.	1,402	658,828
salesforce.com, inc.(b)	3,712	653,089
SS&C Technologies Holdings, Inc.	9,243	597,652
Switch, Inc., Class A(c)	21,790	650,649
TD SYNNEX Corp.	6,369	637,473
UserTesting, Inc.(b)(c)	81,820	639,014

		19,849,715

Materials-1.06%
Graphic Packaging Holding Co.	29,766	648,899
Scotts Miracle-Gro Co. (The)(c)	6,075	631,375

		1,280,274

Real Estate-11.29%
Agree Realty Corp.	9,170	622,826
American Homes 4 Rent, Class A	15,270	604,845
CareTrust REIT, Inc.	38,447	623,226
Cushman & Wakefield PLC(b)(c)	35,160	629,364
Digital Realty Trust, Inc.	4,376	639,421
DigitalBridge Group, Inc.(b)	92,784	645,777
EPR Properties	11,868	623,307
Equinix, Inc.	868	624,161
Gaming and Leisure Properties, Inc.	13,852	614,752
Invitation Homes, Inc.	15,033	598,614
Kite Realty Group Trust	29,069	648,239
Medical Properties Trust, Inc.	32,358	595,064
National Retail Properties, Inc.	13,691	600,213
PotlatchDeltic Corp.	12,064	668,225
Prologis, Inc.	3,852	617,437
Public Storage	1,595	592,543
SBA Communications Corp., Class A	1,777	616,815
Uniti Group, Inc.(c)	49,239	610,071
Ventas, Inc.	10,960	608,828
VICI Properties, Inc.(c)	21,841	651,080
Welltower, Inc.	6,761	613,966
Weyerhaeuser Co.	15,764	649,792

		13,698,566

Utilities-0.57%
Sunnova Energy International, Inc.(b)(c)	40,087	692,302

Total Common Stocks & Other Equity Interests (Cost $113,968,277)		121,335,103

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Invesco Raymond James SB-1 Equity ETF (RYJ)–(continued)

April 30, 2022

	Shares	Value
Money Market Funds-0.01%
Invesco Government & Agency Portfolio, Institutional Class, 0.35%(d)(e) (Cost $9,638)	9,638	$9,638

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.00% (Cost $113,977,915)		121,344,741

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-18.76%
Invesco Private Government Fund, 0.40%(d)(e)(f)	6,869,651	6,869,651

	Shares	Value

Money Market Funds-(continued)
Invesco Private Prime Fund, 0.35%(d)(e)(f)	15,899,917	$15,899,917

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $22,767,619)		22,769,568

TOTAL INVESTMENTS IN SECURITIES-118.76% (Cost $136,745,534)		144,114,309

OTHER ASSETS LESS LIABILITIES-(18.76)%		(22,760,094)

NET ASSETS-100.00%		$121,354,215

Investment Abbreviations:

ADR -American Depositary Receipt

REIT -Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2022.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2022.

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$1,756,570	$(1,746,932)	$-	$-	$9,638	$39
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	3,616,622	46,173,743	(42,920,714)	-	-	6,869,651	4,399	*
Invesco Private Prime Fund	5,424,933	97,247,740	(86,768,110)	1,949	(6,595)	15,899,917	15,704	*

Total	$9,041,555	$145,1718,053	$(131,435,756)	$1,949	$(6,595)	$22,779,206	$20,142

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Invesco S&P 500 BuyWrite ETF (PBP)

April 30, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.24%
Communication Services-8.66%
Activision Blizzard, Inc.	3,085	$233,226
Alphabet, Inc., Class A(b)	1,191	2,718,088
Alphabet, Inc., Class C(b)	1,100	2,529,263
AT&T, Inc.	28,282	533,399
Charter Communications, Inc., Class A(b)	472	202,247
Comcast Corp., Class A	17,917	712,380
DISH Network Corp., Class A(b)	989	28,196
Electronic Arts, Inc.	1,113	131,390
Fox Corp., Class A	1,250	44,800
Fox Corp., Class B	578	19,213
Interpublic Group of Cos., Inc. (The)	1,558	50,822
Live Nation Entertainment, Inc.(b)	535	56,111
Lumen Technologies, Inc.	3,650	36,719
Match Group, Inc.(b)	1,121	88,727
Meta Platforms, Inc., Class A(b)	9,144	1,833,098
Netflix, Inc.(b)	1,758	334,653
News Corp., Class A	1,548	30,743
News Corp., Class B	474	9,437
Omnicom Group, Inc.	828	63,036
Paramount Global, Class B	2,402	69,946
Take-Two Interactive Software, Inc.(b)	457	54,616
T-Mobile US, Inc.(b)	2,325	286,301
Twitter, Inc.(b)	3,167	155,246
Verizon Communications, Inc.	16,626	769,784
Walt Disney Co. (The)(b)	7,210	804,852
Warner Bros Discovery, Inc.(b)	8,758	158,958

		11,955,251

Consumer Discretionary-11.49%
Advance Auto Parts, Inc.	247	49,309
Amazon.com, Inc.(b)	1,733	4,307,597
Aptiv PLC(b)	1,072	114,061
AutoZone, Inc.(b)	83	162,304
Bath & Body Works, Inc.	1,021	54,001
Best Buy Co., Inc.	857	77,070
Booking Holdings, Inc.(b)	163	360,281
BorgWarner, Inc.	949	34,952
Caesars Entertainment, Inc.(b)	846	56,073
CarMax, Inc.(b)	640	54,899
Carnival Corp.(b)	3,203	55,412
Chipotle Mexican Grill, Inc.(b)	112	163,028
D.R. Horton, Inc.	1,277	88,866
Darden Restaurants, Inc.	506	66,655
Dollar General Corp.	918	218,053
Dollar Tree, Inc.(b)	891	144,743
Domino’s Pizza, Inc.	144	48,672
eBay, Inc.	2,479	128,710
Etsy, Inc.(b)	502	46,781
Expedia Group, Inc.(b)	595	103,976
Ford Motor Co.	15,578	220,584
Garmin Ltd.	602	66,063
General Motors Co.(b)	5,754	218,134
Genuine Parts Co.	565	73,478
Hasbro, Inc.	514	45,263
Hilton Worldwide Holdings, Inc.(b)	1,103	171,285
Home Depot, Inc. (The)	4,136	1,242,454
Las Vegas Sands Corp.(b)	1,361	48,220

	Shares	Value
Consumer Discretionary-(continued)
Lennar Corp., Class A	1,035	$79,167
LKQ Corp.	1,062	52,707
Lowe’s Cos., Inc.	2,668	527,544
Marriott International, Inc., Class A(b)	1,083	192,254
McDonald’s Corp.	2,959	737,264
MGM Resorts International	1,491	61,191
Mohawk Industries, Inc.(b)	216	30,469
Newell Brands, Inc.	1,499	34,702
NIKE, Inc., Class B	5,054	630,234
Norwegian Cruise Line Holdings Ltd.(b)	1,651	33,070
NVR, Inc.(b)	14	61,267
O’Reilly Automotive, Inc.(b)	267	161,949
Penn National Gaming, Inc.(b)	658	24,063
Pool Corp.	160	64,835
PulteGroup, Inc.	985	41,134
PVH Corp.	278	20,233
Ralph Lauren Corp.	184	19,199
Ross Stores, Inc.	1,399	139,578
Royal Caribbean Cruises Ltd.(b)	888	69,024
Starbucks Corp.	4,555	339,985
Tapestry, Inc.	1,045	34,401
Target Corp.	1,897	433,749
Tesla, Inc.(b)	3,315	2,886,569
TJX Cos., Inc. (The)	4,724	289,487
Tractor Supply Co.	451	90,854
Ulta Beauty, Inc.(b)	215	85,312
Under Armour, Inc., Class A(b)	738	11,336
Under Armour, Inc., Class C(b)	842	11,948
VF Corp.	1,278	66,456
Whirlpool Corp.	234	42,476
Wynn Resorts Ltd.(b)	417	29,390
Yum! Brands, Inc.	1,144	133,859

		15,856,630

Consumer Staples-6.84%
Altria Group, Inc.	7,220	401,215
Archer-Daniels-Midland Co.	2,216	198,465
Brown-Forman Corp., Class B	724	48,827
Campbell Soup Co.	800	37,776
Church & Dwight Co., Inc.	958	93,462
Clorox Co. (The)	487	69,870
Coca-Cola Co. (The)	15,396	994,736
Colgate-Palmolive Co.	3,337	257,116
Conagra Brands, Inc.	1,899	66,332
Constellation Brands, Inc., Class A	651	160,205
Costco Wholesale Corp.	1,756	933,700
Estee Lauder Cos., Inc. (The), Class A	921	243,199
General Mills, Inc.	2,388	168,903
Hershey Co. (The)	576	130,044
Hormel Foods Corp.	1,118	58,572
JM Smucker Co. (The)	429	58,743
Kellogg Co.	1,013	69,390
Kimberly-Clark Corp.	1,334	185,199
Kraft Heinz Co. (The)	2,812	119,876
Kroger Co. (The)	2,649	142,940
Lamb Weston Holdings, Inc.	575	38,008
McCormick & Co., Inc.	989	99,464
Molson Coors Beverage Co., Class B	746	40,388

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Invesco S&P 500 BuyWrite ETF (PBP)–(continued)

April 30, 2022

	Shares	Value
Consumer Staples-(continued)
Mondelez International, Inc., Class A	5,498	$354,511
Monster Beverage Corp.(b)	1,488	127,492
PepsiCo, Inc.	5,479	940,799
Philip Morris International, Inc.	6,137	613,700
Procter & Gamble Co. (The)	9,493	1,524,101
Sysco Corp.	2,009	171,729
Tyson Foods, Inc., Class A	1,158	107,879
Walgreens Boots Alliance, Inc.	2,837	120,289
Walmart, Inc.	5,602	857,050

		9,433,980

Energy-4.18%
APA Corp.	1,439	58,898
Baker Hughes Co., Class A	3,586	111,238
Chevron Corp.	7,635	1,196,175
ConocoPhillips	5,157	492,597
Coterra Energy, Inc.	3,222	92,761
Devon Energy Corp.	2,493	145,018
Diamondback Energy, Inc.	675	85,205
EOG Resources, Inc.	2,317	270,533
Exxon Mobil Corp.	16,767	1,429,387
Halliburton Co.	3,559	126,772
Hess Corp.	1,092	112,552
Kinder Morgan, Inc.	7,722	140,154
Marathon Oil Corp.	3,083	76,828
Marathon Petroleum Corp.	2,293	200,087
Occidental Petroleum Corp.	3,514	193,586
ONEOK, Inc.	1,765	111,777
Phillips 66	1,852	160,680
Pioneer Natural Resources Co.	899	208,991
Schlumberger N.V.	5,557	216,779
Valero Energy Corp.	1,618	180,375
Williams Cos., Inc. (The)	4,811	164,969

		5,775,362

Financials-10.98%
Aflac, Inc.	2,376	136,097
Allstate Corp. (The)	1,111	140,586
American Express Co.	2,436	425,594
American International Group, Inc.	3,288	192,381
Ameriprise Financial, Inc.	439	116,550
Aon PLC, Class A	850	244,792
Arthur J. Gallagher & Co.	826	139,173
Assurant, Inc.	226	41,105
Bank of America Corp.	28,153	1,004,499
Bank of New York Mellon Corp. (The)	2,930	123,236
Berkshire Hathaway, Inc., Class B(b)	7,253	2,341,486
BlackRock, Inc.	565	352,944
Brown & Brown, Inc.	929	57,579
Capital One Financial Corp.	1,639	204,252
Cboe Global Markets, Inc.	423	47,791
Charles Schwab Corp. (The)	5,954	394,929
Chubb Ltd.	1,705	351,997
Cincinnati Financial Corp.	593	72,737
Citigroup, Inc.	7,859	378,882
Citizens Financial Group, Inc.	1,959	77,185
CME Group, Inc., Class A	1,423	312,121
Comerica, Inc.	518	42,424
Discover Financial Services	1,140	128,204
Everest Re Group Ltd.	157	43,130
FactSet Research Systems, Inc.	150	60,524

	Shares	Value
Financials-(continued)
Fifth Third Bancorp	2,708	$101,631
First Republic Bank	710	105,946
Franklin Resources, Inc.	1,100	27,049
Globe Life, Inc.	368	36,093
Goldman Sachs Group, Inc. (The)	1,344	410,579
Hartford Financial Services Group, Inc. (The)	1,326	92,727
Huntington Bancshares, Inc.	5,694	74,876
Intercontinental Exchange, Inc.	2,225	257,677
Invesco Ltd.(c)	1,317	24,206
JPMorgan Chase & Co.	11,704	1,396,989
KeyCorp.	3,678	71,022
Lincoln National Corp.	656	39,458
Loews Corp.	777	48,827
M&T Bank Corp.	709	118,148
MarketAxess Holdings, Inc.	151	39,805
Marsh & McLennan Cos., Inc.	1,999	323,238
MetLife, Inc.	2,779	182,525
Moody’s Corp.	641	202,864
Morgan Stanley	5,614	452,432
MSCI, Inc.	322	135,643
Nasdaq, Inc.	464	73,020
Northern Trust Corp.	823	84,810
PNC Financial Services Group, Inc. (The)	1,663	276,224
Principal Financial Group, Inc.	962	65,551
Progressive Corp. (The)	2,315	248,538
Prudential Financial, Inc.	1,497	162,440
Raymond James Financial, Inc.	740	72,120
Regions Financial Corp.	3,730	77,286
S&P Global, Inc.	1,402	527,853
Signature Bank	248	60,078
State Street Corp.	1,449	97,040
SVB Financial Group(b)	233	113,620
Synchrony Financial	2,064	75,976
T. Rowe Price Group, Inc.	907	111,597
Travelers Cos., Inc. (The)	955	163,362
Truist Financial Corp.	5,286	255,578
U.S. Bancorp	5,348	259,699
W.R. Berkley Corp.	830	55,187
Wells Fargo & Co.	15,389	671,422
Willis Towers Watson PLC	484	103,992
Zions Bancorporation N.A.	600	33,906

		15,161,232

Health Care-14.23%
Abbott Laboratories	7,003	794,840
AbbVie, Inc.	7,002	1,028,454
ABIOMED, Inc.(b)	181	51,871
Agilent Technologies, Inc.	1,189	141,812
Align Technology, Inc.(b)	291	84,364
AmerisourceBergen Corp.	596	90,169
Amgen, Inc.	2,231	520,247
Anthem, Inc.	961	482,355
Baxter International, Inc.	1,983	140,912
Becton, Dickinson and Co.	1,128	278,830
Biogen, Inc.(b)	582	120,730
Bio-Rad Laboratories, Inc., Class A(b)	86	44,037
Bio-Techne Corp.	156	59,232
Boston Scientific Corp.(b)	5,643	237,627
Bristol-Myers Squibb Co.	8,632	649,731
Cardinal Health, Inc.	1,097	63,681

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

Invesco S&P 500 BuyWrite ETF (PBP)–(continued)

April 30, 2022

	Shares	Value
Health Care-(continued)
Catalent, Inc.(b)	709	$64,207
Centene Corp.(b)	2,310	186,070
Cerner Corp.	1,165	109,091
Charles River Laboratories International, Inc.(b)	199	48,060
Cigna Corp.	1,279	315,632
Cooper Cos., Inc. (The)	195	70,403
CVS Health Corp.	5,198	499,684
Danaher Corp.	2,520	632,848
DaVita, Inc.(b)	242	26,225
DENTSPLY SIRONA, Inc.	866	34,631
DexCom, Inc.(b)	384	156,895
Edwards Lifesciences Corp.(b)	2,472	261,488
Eli Lilly and Co.	3,144	918,457
Gilead Sciences, Inc.	4,967	294,742
HCA Healthcare, Inc.	948	203,393
Henry Schein, Inc.(b)	549	44,524
Hologic, Inc.(b)	990	71,270
Humana, Inc.	510	226,726
IDEXX Laboratories, Inc.(b)	336	144,641
Illumina, Inc.(b)	619	183,626
Incyte Corp.(b)	745	55,845
Intuitive Surgical, Inc.(b)	1,416	338,849
IQVIA Holdings, Inc.(b)	756	164,800
Johnson & Johnson	10,426	1,881,476
Laboratory Corp. of America Holdings(b)	369	88,663
McKesson Corp.	593	183,599
Medtronic PLC	5,325	555,717
Merck & Co., Inc.	10,004	887,255
Mettler-Toledo International, Inc.(b)	91	116,255
Moderna, Inc.(b)	1,397	187,771
Molina Healthcare, Inc.(b)	232	72,720
Organon & Co.	1,004	32,459
PerkinElmer, Inc.	500	73,305
Pfizer, Inc.	22,229	1,090,777
Quest Diagnostics, Inc.	472	63,172
Regeneron Pharmaceuticals, Inc.(b)	423	278,803
ResMed, Inc.	579	115,783
STERIS PLC	397	88,948
Stryker Corp.	1,330	320,876
Teleflex, Inc.	186	53,125
Thermo Fisher Scientific, Inc.	1,560	862,555
UnitedHealth Group, Inc.	3,729	1,896,383
Universal Health Services, Inc., Class B	290	35,534
Vertex Pharmaceuticals, Inc.(b)	1,008	275,406
Viatris, Inc.	4,790	49,481
Waters Corp.(b)	242	73,331
West Pharmaceutical Services, Inc.	293	92,313
Zimmer Biomet Holdings, Inc.	828	99,981
Zoetis, Inc.	1,874	332,166

		19,648,853

Industrials-7.84%
3M Co.	2,261	326,081
A.O. Smith Corp.	521	30,442
Alaska Air Group, Inc.(b)	499	27,141
Allegion PLC	352	40,213
American Airlines Group, Inc.(b)	2,565	48,145
AMETEK, Inc.	917	115,780
Boeing Co. (The)(b)	2,170	322,983
C.H. Robinson Worldwide, Inc.	515	54,667

	Shares	Value
Industrials-(continued)
Carrier Global Corp.	3,387	$129,621
Caterpillar, Inc.	2,142	450,977
Cintas Corp.	349	138,644
Copart, Inc.(b)	845	96,034
CSX Corp.	8,784	301,643
Cummins, Inc.	565	106,892
Deere & Co.	1,110	419,081
Delta Air Lines, Inc.(b)	2,534	109,038
Dover Corp.	571	76,114
Eaton Corp. PLC	1,579	228,987
Emerson Electric Co.	2,352	212,103
Equifax, Inc.	483	98,300
Expeditors International of Washington, Inc.	671	66,476
Fastenal Co.	2,279	126,052
FedEx Corp.	966	191,983
Fortive Corp.	1,419	81,593
Fortune Brands Home & Security, Inc.	538	38,333
Generac Holdings, Inc.(b)	250	54,845
General Dynamics Corp.	912	215,715
General Electric Co.	4,353	324,516
Honeywell International, Inc.	2,716	525,573
Howmet Aerospace, Inc.	1,503	51,282
Huntington Ingalls Industries, Inc.	159	33,826
IDEX Corp.	301	57,136
Illinois Tool Works, Inc.	1,131	222,931
Ingersoll Rand, Inc.	1,614	70,938
J.B. Hunt Transport Services, Inc.	333	56,893
Jacobs Engineering Group, Inc.	512	70,938
Johnson Controls International PLC	2,782	166,558
L3Harris Technologies, Inc.	777	180,466
Leidos Holdings, Inc.	556	57,552
Lockheed Martin Corp.	959	414,403
Masco Corp.	950	50,056
Nielsen Holdings PLC	1,420	38,070
Nordson Corp.	215	46,373
Norfolk Southern Corp.	949	244,728
Northrop Grumman Corp.	581	255,291
Old Dominion Freight Line, Inc.	369	103,364
Otis Worldwide Corp.	1,683	122,590
PACCAR, Inc.	1,376	114,277
Parker-Hannifin Corp.	510	138,118
Pentair PLC	655	33,241
Quanta Services, Inc.	565	65,529
Raytheon Technologies Corp.	5,910	560,918
Republic Services, Inc.	827	111,041
Robert Half International, Inc.	434	42,667
Rockwell Automation, Inc.	461	116,481
Rollins, Inc.	896	30,052
Snap-on, Inc.	212	45,048
Southwest Airlines Co.(b)	2,345	109,558
Stanley Black & Decker, Inc.	646	77,617
Textron, Inc.	873	60,455
Trane Technologies PLC	925	129,398
TransDigm Group, Inc.(b)	209	124,315
Union Pacific Corp.	2,522	590,879
United Airlines Holdings, Inc.(b)	1,282	64,741
United Parcel Service, Inc., Class B	2,887	519,602
United Rentals, Inc.(b)	287	90,841
Verisk Analytics, Inc.	638	130,184
W.W. Grainger, Inc.	172	86,005

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Invesco S&P 500 BuyWrite ETF (PBP)–(continued)

April 30, 2022

	Shares	Value
Industrials-(continued)
Wabtec Corp.	740	$66,533
Waste Management, Inc.	1,523	250,442
Xylem, Inc.	715	57,558

		10,816,867

Information Technology-27.44%
Accenture PLC, Class A	2,502	751,501
Adobe, Inc.(b)	1,867	739,239
Advanced Micro Devices, Inc.(b)	6,474	553,656
Akamai Technologies, Inc.(b)	643	72,196
Amphenol Corp., Class A	2,372	169,598
Analog Devices, Inc.	2,080	321,110
ANSYS, Inc.(b)	346	95,389
Apple, Inc.	61,403	9,680,183
Applied Materials, Inc.	3,516	387,991
Arista Networks, Inc.(b)	888	102,626
Autodesk, Inc.(b)	872	165,052
Automatic Data Processing, Inc.	1,663	362,833
Broadcom, Inc.	1,635	906,428
Broadridge Financial Solutions, Inc.	463	66,732
Cadence Design Systems, Inc.(b)	1,097	165,482
CDW Corp.	538	87,791
Ceridian HCM Holding, Inc.(b)	542	30,422
Cisco Systems, Inc.	16,704	818,162
Citrix Systems, Inc.	494	49,449
Cognizant Technology Solutions Corp., Class A	2,080	168,272
Corning, Inc.	2,958	104,092
DXC Technology Co.(b)	969	27,810
Enphase Energy, Inc.(b)	531	85,703
EPAM Systems, Inc.(b)	225	59,623
F5, Inc.(b)	241	40,346
Fidelity National Information Services, Inc.	2,412	239,150
Fiserv, Inc.(b)	2,353	230,406
FleetCor Technologies, Inc.(b)	322	80,345
Fortinet, Inc.(b)	538	155,487
Gartner, Inc.(b)	326	94,719
Global Payments, Inc.	1,128	154,513
Hewlett Packard Enterprise Co.	5,123	78,945
HP, Inc.	4,288	157,069
Intel Corp.	16,127	702,976
International Business Machines Corp.	3,552	469,610
Intuit, Inc.	1,122	469,838
IPG Photonics Corp.(b)	142	13,416
Jack Henry & Associates, Inc.	289	54,789
Juniper Networks, Inc.	1,288	40,598
Keysight Technologies, Inc.(b)	725	101,696
KLA Corp.	597	190,598
Lam Research Corp.	552	257,100
Mastercard, Inc., Class A	3,418	1,242,033
Microchip Technology, Inc.	2,201	143,505
Micron Technology, Inc.	4,435	302,423
Microsoft Corp.	29,691	8,239,846
Monolithic Power Systems, Inc.	172	67,465
Motorola Solutions, Inc.	669	142,959
NetApp, Inc.	880	64,460
NortonLifeLock, Inc.	2,304	57,692
NVIDIA Corp.	9,901	1,836,338
NXP Semiconductors N.V. (China)	1,053	179,958
Oracle Corp.	6,239	457,943
Paychex, Inc.	1,272	161,201

	Shares	Value
Information Technology-(continued)
Paycom Software, Inc.(b)	191	$53,761
PayPal Holdings, Inc.(b)	4,613	405,621
PTC, Inc.(b)	417	47,626
Qorvo, Inc.(b)	430	48,925
QUALCOMM, Inc.	4,463	623,436
Roper Technologies, Inc.	418	196,427
salesforce.com, inc.(b)	3,901	686,342
Seagate Technology Holdings PLC	797	65,386
ServiceNow, Inc.(b)	792	378,655
Skyworks Solutions, Inc.	649	73,532
SolarEdge Technologies, Inc.(b)	209	52,336
Synopsys, Inc.(b)	607	174,082
TE Connectivity Ltd. (Switzerland)	1,289	160,841
Teledyne Technologies, Inc.(b)	185	79,837
Teradyne, Inc.	645	68,022
Texas Instruments, Inc.	3,657	622,604
Trimble, Inc.(b)	994	66,300
Tyler Technologies, Inc.(b)	163	64,338
VeriSign, Inc.(b)	383	68,438
Visa, Inc., Class A	6,568	1,399,838
Western Digital Corp.(b)	1,239	65,754
Zebra Technologies Corp., Class A(b)	211	77,998

		37,878,863

Materials-2.77%
Air Products and Chemicals, Inc.	878	205,513
Albemarle Corp.	464	89,473
Amcor PLC	5,994	71,089
Avery Dennison Corp.	328	59,237
Ball Corp.	1,283	104,128
Celanese Corp.	428	62,890
CF Industries Holdings, Inc.	849	82,209
Corteva, Inc.	2,879	166,089
Dow, Inc.	2,914	193,781
DuPont de Nemours, Inc.	2,031	133,904
Eastman Chemical Co.	512	52,567
Ecolab, Inc.	987	167,139
FMC Corp.	502	66,535
Freeport-McMoRan, Inc.	5,814	235,758
International Flavors & Fragrances, Inc.	1,008	122,270
International Paper Co.	1,534	70,994
Linde PLC (United Kingdom)	2,030	633,279
LyondellBasell Industries N.V., Class A	1,041	110,377
Martin Marietta Materials, Inc.	247	87,492
Mosaic Co. (The)	1,466	91,508
Newmont Corp.	3,158	230,060
Nucor Corp.	1,077	166,698
Packaging Corp. of America	377	60,761
PPG Industries, Inc.	940	120,311
Sealed Air Corp.	587	37,691
Sherwin-Williams Co. (The)	955	262,587
Vulcan Materials Co.	526	90,625
WestRock Co.	1,042	51,610

		3,826,575

Real Estate-2.93%
Alexandria Real Estate Equities, Inc.	577	105,106
American Tower Corp.	1,803	434,559
AvalonBay Communities, Inc.	553	125,796
Boston Properties, Inc.	564	66,326
Camden Property Trust	405	63,540

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

Invesco S&P 500 BuyWrite ETF (PBP)–(continued)

April 30, 2022

	Shares	Value
Real Estate-(continued)
CBRE Group, Inc., Class A(b)	1,326	$110,111
Crown Castle International Corp.	1,711	316,894
Digital Realty Trust, Inc.	1,124	164,239
Duke Realty Corp.	1,508	82,563
Equinix, Inc.	357	256,712
Equity Residential	1,353	110,270
Essex Property Trust, Inc.	259	85,281
Extra Space Storage, Inc.	531	100,890
Federal Realty Investment Trust	281	32,894
Healthpeak Properties, Inc.	2,136	70,082
Host Hotels & Resorts, Inc.	2,828	57,550
Iron Mountain, Inc.	1,146	61,575
Kimco Realty Corp.	2,442	61,856
Mid-America Apartment Communities, Inc.	457	89,883
Prologis, Inc.	2,930	469,650
Public Storage	604	224,386
Realty Income Corp.	2,240	155,366
Regency Centers Corp.	611	42,055
SBA Communications Corp., Class A	431	149,604
Simon Property Group, Inc.	1,301	153,518
UDR, Inc.	1,184	63,001
Ventas, Inc.	1,581	87,825
Vornado Realty Trust	622	24,078
Welltower, Inc.	1,724	156,556
Weyerhaeuser Co.	2,960	122,011

		4,044,177

Utilities-2.88%
AES Corp. (The)	2,640	53,909
Alliant Energy Corp.	991	58,281
Ameren Corp.	1,021	94,851
American Electric Power Co., Inc.	1,994	197,625

	Shares	Value
Utilities-(continued)
American Water Works Co., Inc.	719	$110,783
Atmos Energy Corp.	536	60,782
CenterPoint Energy, Inc.	2,490	76,219
CMS Energy Corp.	1,147	78,787
Consolidated Edison, Inc.	1,401	129,929
Constellation Energy Corp.	1,293	76,559
Dominion Energy, Inc.	3,208	261,901
DTE Energy Co.	768	100,639
Duke Energy Corp.	3,046	335,547
Edison International	1,504	103,460
Entergy Corp.	796	94,605
Evergy, Inc.	908	61,608
Eversource Energy	1,361	118,951
Exelon Corp.	3,879	181,460
FirstEnergy Corp.	2,257	97,751
NextEra Energy, Inc.	7,770	551,825
NiSource, Inc.	1,555	45,282
NRG Energy, Inc.	970	34,823
Pinnacle West Capital Corp.	447	31,826
PPL Corp.	2,973	84,166
Public Service Enterprise Group, Inc.	2,002	139,459
Sempra Energy	1,264	203,959
Southern Co. (The)	4,197	308,018
WEC Energy Group, Inc.	1,249	124,962
Xcel Energy, Inc.	2,133	156,264

		3,974,231

TOTAL INVESTMENTS IN SECURITIES-100.24% (Cost $108,724,052)		138,372,021
OTHER ASSETS LESS LIABILITIES-(0.24)%		(325,174)

NET ASSETS-100.00%		$138,046,847

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2022.

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2022	Dividend Income
Invesco Ltd.	$51,975	$9,951	$(25,061)	$(10,390)	$(2,269)	$24,206	$1,145
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	-	12,648,761	(12,648,761)	-	-	-	95

Total	$51,975	$12,658,712	$(12,673,822)	$(10,390)	$(2,269)	$24,206	$1,240

Open Exchange-Traded Index Options Written
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price	Notional Value*	Value
Equity Risk
S&P 500 Index	Call	05/20/2022	334	$4,430	$147,962,000	$(332,330)

*Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

Invesco S&P 500® Quality ETF (SPHQ)

April 30, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.94%
Communication Services-0.39%
Interpublic Group of Cos., Inc. (The)(b)	187,464	$6,115,076
Omnicom Group, Inc.	109,255	8,317,583

		14,432,659

Consumer Discretionary-6.77%
Best Buy Co., Inc.(b)	196,128	17,637,791
eBay, Inc.	502,087	26,068,357
Etsy, Inc.(b)(c)	83,330	7,765,523
Genuine Parts Co.	86,608	11,263,370
Lennar Corp., Class A	134,747	10,306,798
Newell Brands, Inc.(b)	181,722	4,206,864
NVR, Inc.(c)	1,562	6,835,640
Pool Corp.	21,338	8,646,584
PulteGroup, Inc.	122,888	5,131,803
Ross Stores, Inc.	216,948	21,644,902
Tapestry, Inc.	140,493	4,625,030
Target Corp.	295,346	67,530,863
TJX Cos., Inc. (The)	680,007	41,670,829
Ulta Beauty, Inc.(c)	32,133	12,750,375
Under Armour, Inc., Class A(b)(c)	110,325	1,694,592

		247,779,321

Consumer Staples-3.46%
Hershey Co. (The)	71,221	16,079,565
Walmart, Inc.	722,521	110,538,488

		126,618,053

Energy-4.06%
Baker Hughes Co., Class A	548,380	17,010,747
Devon Energy Corp.(b)	432,969	25,185,807
Diamondback Energy, Inc.	92,094	11,625,026
EOG Resources, Inc.	299,380	34,955,609
Marathon Petroleum Corp.	348,721	30,429,394
Schlumberger N.V.	750,793	29,288,435

		148,495,018

Financials-23.79%
American Express Co.	429,302	75,003,352
Ameriprise Financial, Inc.	90,366	23,991,269
Assurant, Inc.	36,169	6,578,418
Bank of America Corp.	4,111,315	146,691,719
Capital One Financial Corp.	319,371	39,800,014
Citizens Financial Group, Inc.	234,022	9,220,467
Comerica, Inc.	99,390	8,140,041
Discover Financial Services	220,363	24,782,023
Huntington Bancshares, Inc.	983,222	12,929,369
JPMorgan Chase & Co.	1,292,685	154,294,882
Loews Corp.	102,005	6,409,994
M&T Bank Corp.	69,243	11,538,654
MarketAxess Holdings, Inc.	19,252	5,075,020
PNC Financial Services Group, Inc. (The)	230,114	38,221,935
Raymond James Financial, Inc.(b)	102,326	9,972,692
Regions Financial Corp.	558,851	11,579,393
S&P Global, Inc.	178,059	67,039,213
Synchrony Financial	356,992	13,140,876
T. Rowe Price Group, Inc.(b)	116,741	14,363,813
U.S. Bancorp	934,395	45,374,221
W.R. Berkley Corp.	111,825	7,435,244

	Shares	Value
Financials-(continued)
Wells Fargo & Co	2,697,653	$117,698,600
Willis Towers Watson PLC	63,721	13,691,094
Zions Bancorporation N.A.	124,896	7,057,873

		870,030,176

Health Care-12.93%
Abbott Laboratories	837,008	95,000,408
Cardinal Health, Inc.	157,839	9,162,554
Cigna Corp.	156,814	38,698,559
Cooper Cos., Inc. (The)	24,304	8,774,716
IDEXX Laboratories, Inc.(c)	56,151	24,171,882
Moderna, Inc.(c)	425,634	57,209,466
Pfizer, Inc.	3,390,816	166,387,341
Vertex Pharmaceuticals, Inc.(c)	124,327	33,968,623
Zoetis, Inc.	223,782	39,665,360

		473,038,909

Industrials-9.63%
3M Co.(b)	294,105	42,415,823
A.O. Smith Corp.	77,420	4,523,651
Allegion PLC(b)	44,392	5,071,342
Cintas Corp.	41,803	16,606,660
Cummins, Inc.	69,650	13,177,083
Fastenal Co.	290,088	16,044,767
Fortive Corp.	192,001	11,040,058
Generac Holdings, Inc.(c)	36,365	7,977,754
Howmet Aerospace, Inc.	185,834	6,340,656
Illinois Tool Works, Inc.	161,149	31,764,079
Lockheed Martin Corp.	125,197	54,100,128
Northrop Grumman Corp.	72,273	31,756,756
Robert Half International, Inc.	79,209	7,787,037
Rollins, Inc.(b)	119,641	4,012,759
Snap-on, Inc.	26,129	5,552,151
Trane Technologies PLC	144,412	20,201,795
United Parcel Service, Inc., Class B	410,859	73,946,403

		352,318,902

Information Technology-34.42%
Adobe, Inc.(c)	248,221	98,283,105
Apple, Inc.	1,186,664	187,077,580
Applied Materials, Inc.	417,976	46,123,652
Automatic Data Processing, Inc.	236,026	51,496,153
Cognizant Technology Solutions Corp., Class A	257,878	20,862,330
DXC Technology Co.(c)	139,948	4,016,508
Fortinet, Inc.(c)	117,848	34,059,250
Jack Henry & Associates, Inc.(b)	37,469	7,103,373
KLA Corp.	86,801	27,712,087
Lam Research Corp.	81,912	38,151,333
Mastercard, Inc., Class A	497,122	180,644,192
Microsoft Corp.	620,226	172,125,120
Paychex, Inc.	174,784	22,150,376
Qorvo, Inc.(c)	53,374	6,072,894
QUALCOMM, Inc.	602,444	84,155,402
Texas Instruments, Inc.	538,730	91,718,782
Visa, Inc., Class A(b)	877,730	187,070,595

		1,258,822,732

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49

Invesco S&P 500® Quality ETF (SPHQ)–(continued)

April 30, 2022

	Shares	Value
Materials-3.93%
Celanese Corp.	62,750	$9,220,485
Dow, Inc.	438,585	29,165,903
Ecolab, Inc.	140,098	23,724,195
Freeport-McMoRan, Inc.	731,127	29,647,200
Newmont Corp.	396,905	28,914,529
Nucor Corp.	147,966	22,902,177

		143,574,489

Real Estate-0.43%
Weyerhaeuser Co.	381,144	15,710,756

Utilities-0.13%
NRG Energy, Inc.	134,721	4,836,484

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.94% (Cost $3,713,286,029)		3,655,657,499

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-6.44%
Invesco Private Government Fund, 0.40%(d)(e)(f)	70,708,076	$70,708,076
Invesco Private Prime Fund, 0.35%(d)(e)(f)	164,924,660	164,924,660

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $235,618,853)		235,632,736

TOTAL INVESTMENTS IN SECURITIES-106.38% (Cost $3,948,904,882)		3,891,290,235
OTHER ASSETS LESS LIABILITIES-(6.38)%		(233,502,519)

NET ASSETS-100.00%		$3,657,787,716

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2022.
(c)	Non-income producing security.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2022.

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$1,406,928	$64,404,695	$(65,811,623)	$-	$-	$-	$1,231
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	9,617,056	379,844,559	(318,753,539)	-	-	70,708,076	40,536	*
Invesco Private Prime Fund	14,425,585	811,783,488	(661,244,211)	13,883	(54,085)	164,924,660	122,053	*

Total	$25,449,569	$1,256,032,742	$(1,045,809,373)	$13,883	$(54,085)	$235,632,736	$163,820

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

Invesco S&P Spin-Off ETF (CSD)

April 30, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.07%
Communication Services-2.36%
Madison Square Garden Entertainment
Corp.(b)(c)	11,361	$832,193
Vimeo, Inc.(b)	68,278	695,753

		1,527,946

Consumer Discretionary-14.06%
frontdoor, inc.(b)(c)	38,527	1,190,870
Kontoor Brands, Inc.(c)	20,578	817,564
Penn National Gaming, Inc.(b)(c)	70,355	2,572,882
Victoria’s Secret & Co.(b)(c)	31,312	1,475,422
Wyndham Hotels & Resorts, Inc.	34,817	3,062,503

		9,119,241

Energy-8.45%
ChampionX Corp.	90,757	1,914,973
DT Midstream, Inc.	40,992	2,203,320
Equitrans Midstream Corp.	172,904	1,359,025

		5,477,318

Health Care-6.42%
Covetrus, Inc.(b)	44,582	615,232
Embecta Corp.(b)(c)	26,867	817,563
Organon & Co.(c)	84,444	2,730,074

		4,162,869

Industrials-30.95%
Arcosa, Inc.	21,153	1,132,320
Carrier Global Corp.	114,143	4,368,253
Esab Corp.(b)(c)	20,649	970,503
GXO Logistics, Inc.(b)	45,897	2,716,643
IAA, Inc.(b)	58,707	2,151,612
nVent Electric PLC	75,552	2,552,146
Otis Worldwide Corp.	65,704	4,785,879
Resideo Technologies, Inc.(b)	61,713	1,387,925

		20,065,281

Information Technology-9.56%
Concentrix Corp.	18,448	2,905,191
Consensus Cloud Solutions, Inc.(b)(c)	6,865	361,923
Kyndryl Holdings, Inc.(b)(c)	79,730	947,990
Vontier Corp.	77,441	1,984,038

		6,199,142

Investment Abbreviations:

REIT -Real Estate Investment Trust

	Shares	Value
Materials-16.01%
Corteva, Inc.	86,280	$4,977,493
Dow, Inc.	81,216	5,400,864

		10,378,357

Real Estate-4.59%
Apartment Income REIT Corp.	53,650	2,637,970
Orion Office REIT, Inc.(c)	25,018	335,742

		2,973,712

Utilities-7.67%
Constellation Energy Corp.	84,037	4,975,831

Total Common Stocks & Other Equity Interests (Cost $57,971,907)		64,879,697

Money Market Funds-0.07%
Invesco Government & Agency Portfolio, Institutional Class, 0.35%(d)(e) (Cost $45,749)	45,749	45,749

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.14% (Cost $58,017,656)		64,925,446

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-16.07%
Invesco Private Government Fund, 0.40%(d)(e)(f)	2,332,430	2,332,430
Invesco Private Prime Fund, 0.35%(d)(e)(f)	8,088,332	8,088,332

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $10,420,761)		10,420,762

TOTAL INVESTMENTS IN SECURITIES-116.21% (Cost $68,438,417)		75,346,208
OTHER ASSETS LESS LIABILITIES-(16.21)%		(10,510,007)

NET ASSETS-100.00%		$64,836,201

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

51

Invesco S&P Spin-Off ETF (CSD)–(continued)

April 30, 2022

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2022.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2022.

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$175,341	$4,161,691	$(4,291,283)	$-	$-	$45,749	$43
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	557,174	26,814,444	(25,039,188)	-	-	2,332,430	1,414	*
Invesco Private Prime Fund	835,762	50,969,140	(43,715,129)	1	(1,442)	8,088,332	5,161	*

Total	$1,568,277	$81,945,275	$(73,045,600)	$1	$(1,442)	$10,466,511	$6,618

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

Invesco Water Resources ETF (PHO)

April 30, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.93%
Building Products-10.38%
A.O. Smith Corp.	1,022,634	$59,752,505
Advanced Drainage Systems, Inc.(b)	602,141	61,695,367
Zurn Water Solutions Corp.(b)	1,624,110	50,704,714

		172,152,586

Chemicals-8.14%
Ecolab, Inc.	797,066	134,975,156

Commercial Services & Supplies-3.72%
Tetra Tech, Inc.(b)	442,682	61,656,749

Construction & Engineering-2.12%
Northwest Pipe Co.(b)(c)	68,770	1,836,847
Valmont Industries, Inc.(b)	134,090	33,362,933

		35,199,780

Electronic Equipment, Instruments & Components-3.53%
Badger Meter, Inc.	214,938	17,343,347
Itron, Inc.(b)(c)	860,850	41,131,413

		58,474,760

Life Sciences Tools & Services-11.81%
Danaher Corp.	511,996	128,577,555
Waters Corp.(c)	221,902	67,240,744

		195,818,299

Machinery-31.83%
Energy Recovery, Inc.(b)(c)	479,151	8,873,877
Evoqua Water Technologies Corp.(b)(c)	1,389,253	57,917,958
Franklin Electric Co., Inc.	240,771	16,839,524
Gorman-Rupp Co. (The)	106,743	3,400,832
IDEX Corp.	366,255	69,522,524
Lindsay Corp.	86,726	11,721,019
Mueller Industries, Inc.	494,340	26,768,511
Mueller Water Products, Inc., Class A	1,829,383	22,007,477
Pentair PLC	1,211,072	61,461,904
Toro Co. (The)(b)	747,600	59,905,188
Watts Water Technologies, Inc., Class A	488,214	62,227,756
Xylem, Inc.(b)	1,579,359	127,138,399

		527,784,969

Professional Services-0.34%
Stantec, Inc. (Canada)	122,507	5,621,846

Software-8.88%
Roper Technologies, Inc.	313,414	147,279,507

Investment Abbreviations:

ADR -American Depositary Receipt

	Shares	Value
Water Utilities-19.18%
American States Water Co.(b)	308,734	$24,285,017
American Water Works Co., Inc.	929,730	143,252,798
Artesian Resources Corp., Class A	36,810	1,711,665
California Water Service Group	411,609	21,350,159
Cia de Saneamento Basico do Estado de Sao Paulo, ADR (Brazil)(b)	2,803,134	25,200,175
Consolidated Water Co. Ltd. (Cayman Islands)	108,459	1,180,034
Essential Utilities, Inc.	1,491,765	66,771,401
Global Water Resources, Inc.	45,263	648,166
Middlesex Water Co.(b)	236,516	21,038,098
SJW Group	183,257	10,812,163
York Water Co. (The)	45,392	1,755,763

		318,005,439

Total Common Stocks & Other Equity Interests (Cost $1,507,787,034)		1,656,969,091

Money Market Funds-0.12%
Invesco Government & Agency Portfolio, Institutional Class, 0.35%(d)(e) (Cost $2,036,333)	2,036,333	2,036,333

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.05% (Cost $1,509,823,367)		1,659,005,424

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-2.85%
Invesco Private Government Fund, 0.40%(d)(e)(f)	14,403,192	14,403,192
Invesco Private Prime Fund, 0.35%(d)(e)(f)	32,750,005	32,750,005

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $47,153,197)		47,153,197

TOTAL INVESTMENTS IN SECURITIES-102.90% (Cost $1,556,976,564)		1,706,158,621
OTHER ASSETS LESS LIABILITIES-(2.90)%		(48,081,975)

NET ASSETS-100.00%		$1,658,076,646

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

53

Invesco Water Resources ETF (PHO)–(continued)

April 30, 2022

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2022.
(c)	Non-income producing security.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2022.

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$1,323,600	$22,405,619	$(21,692,886)	$-	$-	$2,036,333	$1,186
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	10,980,288	159,039,912	(155,617,008)	-	-	14,403,192	8,092	*
Invesco Private Prime Fund	16,470,432	326,002,771	(309,715,538)	-	(7,660)	32,750,005	35,922	*

Total	$28,774,320	$507,448,302	$(487,025,432)	$-	$(7,660)	$49,189,530	$45,200

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

Invesco WilderHill Clean Energy ETF (PBW)

April 30, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.72%
Aerospace & Defense-3.12%
Archer Aviation, Inc., Class A(b)(c)	3,664,503	$16,893,359
Lilium N.V. (Germany)(b)(c)	5,090,100	16,491,924

		33,385,283

Airlines-1.53%
Joby Aviation, Inc.(b)(c)	3,130,626	16,404,480

Auto Components-5.77%
Gentherm, Inc.(b)	262,381	17,689,727
QuantumScape Corp.(b)(c)	968,169	14,464,445
REE Automotive Ltd., Class A (Israel)(b)(c)	7,911,984	14,637,170
Solid Power, Inc.(b)(c)	1,845,976	14,989,325

		61,780,667

Automobiles-11.82%
Arcimoto, Inc.(b)(c)(d)	2,515,404	8,451,757
Canoo, Inc.(b)(c)	3,011,481	14,455,109
ElectraMeccanica Vehicles Corp. (Canada)(c)(d)	7,313,589	12,798,781
Fisker, Inc.(b)(c)	1,432,634	14,412,298
Lordstown Motors Corp., Class A(b)(c)	5,662,746	12,344,786
NIO, Inc., ADR (China)(b)	766,437	12,799,498
Rivian Automotive, Inc., Class A(b)(c)	365,422	11,050,361
Tesla, Inc.(b)	16,777	14,608,741
Workhorse Group, Inc.(b)(c)	3,775,145	11,363,187
XPeng, Inc., ADR (China)(b)	576,379	14,184,687

		126,469,205

Building Products-0.99%
View, Inc.(b)(c)	6,907,303	10,637,247

Chemicals-4.24%
Albemarle Corp.	80,523	15,527,250
Livent Corp.(b)	674,536	14,408,089
Sociedad Quimica y Minera de Chile S.A., ADR (Chile)	209,378	15,452,096

		45,387,435

Commercial Services & Supplies-1.32%
Li-Cycle Holdings Corp. (Canada)(b)(c)	2,180,537	14,151,685

Construction & Engineering-6.21%
Ameresco, Inc., Class A(b)	226,311	11,415,127
Infrastructure and Energy Alternatives, Inc.(b)	1,357,747	12,694,934
MYR Group, Inc.(b)	175,411	13,873,256
Quanta Services, Inc.	135,167	15,676,669
ReneSola Ltd., ADR (China)(b)(c)	2,654,557	12,794,965

		66,454,951

Consumer Finance-1.48%
Sunlight Financial Holdings, Inc.(c)	3,812,746	15,822,896

Electrical Equipment-26.16%
American Superconductor Corp.(b)(d)	2,045,380	10,901,875
Array Technologies, Inc.(b)	1,354,183	8,842,815
Ballard Power Systems, Inc. (Canada)(b)(c)	1,508,765	12,522,750
Beam Global(b)(c)	450,351	6,953,419
Blink Charging Co.(b)(c)	659,086	12,588,543
Bloom Energy Corp., Class A(b)(c)	765,384	14,205,527

	Shares	Value
Electrical Equipment-(continued)
ChargePoint Holdings, Inc., (Acquired 03/30/2021 - 04/21/2022; Cost $20,611,824)(b)(c)(e)	941,892	$12,188,082
Energy Vault Holdings, Inc.(b)(c)	1,310,272	18,199,678
Enovix Corp.(b)	1,176,287	10,633,634
Eos Energy Enterprises, Inc.(b)(c)	3,862,155	8,187,769
ESS Tech, Inc.(c)	3,119,929	17,378,005
Fluence Energy, Inc.(b)(c)	1,234,299	11,318,522
FTC Solar, Inc.(b)	2,935,164	8,218,459
FuelCell Energy, Inc.(b)(c)	2,787,923	11,374,726
Plug Power, Inc.(b)(c)	664,884	13,975,862
Romeo Power, Inc.(b)(c)	10,608,657	11,669,523
SES AI Corp. (Singapore)(b)(c)	2,023,595	13,031,952
Shoals Technologies Group, Inc., Class A(b)	781,933	7,803,691
Stem, Inc.(b)	1,614,680	11,577,256
Sunrun, Inc.(b)	557,156	11,131,977
TPI Composites, Inc.(b)	1,196,225	13,684,814
Tritium DCFC Ltd. (Australia)(b)(c)	2,008,415	18,256,492
Wallbox N.V. (Spain)(b)(c)	1,295,124	15,386,073

		280,031,444

Electronic Equipment, Instruments & Components-3.03%
Advanced Energy Industries, Inc.	211,419	16,177,782
Itron, Inc.(b)	341,062	16,295,942

		32,473,724

Independent Power and Renewable Electricity Producers-5.71%
Azure Power Global Ltd. (India)(b)(c)	945,101	13,278,669
Ormat Technologies, Inc.(c)	230,036	17,873,797
ReNew Energy Global PLC, Class A (India)(b)(c)	2,257,772	18,017,021
Sunnova Energy International, Inc.(b)	688,574	11,891,673

		61,061,160

Machinery-5.06%
ESCO Technologies, Inc	256,918	16,044,529
Hyzon Motors, Inc.(b)(c)	3,141,770	12,472,827
Lightning eMotors, Inc.(c)	3,213,432	13,753,489
Lion Electric Co. (The) (Canada)(b)(c)	1,937,788	11,839,885

		54,110,730

Metals & Mining-5.39%
Lithium Americas Corp. (Canada)(b)(c)	519,888	13,080,382
MP Materials Corp.(b)	367,439	13,977,379
Piedmont Lithium, Inc.(b)	239,565	15,669,947
Standard Lithium Ltd. (Canada)(c)	2,409,405	14,986,499

		57,714,207

Oil, Gas & Consumable Fuels-1.04%
Gevo, Inc.(b)(c)	2,988,585	11,087,650

Semiconductors & Semiconductor Equipment-15.62%
Canadian Solar, Inc. (Canada)(b)	499,334	13,741,672
Daqo New Energy Corp., ADR (China)(b)	395,178	16,427,549
Enphase Energy, Inc.(b)	96,613	15,593,338
First Solar, Inc.(b)	232,180	16,956,105
JinkoSolar Holding Co. Ltd., ADR (China)(b)	349,228	17,901,427
Maxeon Solar Technologies Ltd.(b)(c)	1,301,452	15,070,814

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

55

Invesco WilderHill Clean Energy ETF (PBW)–(continued)

April 30, 2022

	Shares	Value
Semiconductors & Semiconductor Equipment-(continued)
Navitas Semiconductor Corp.(b)(c)	1,973,788	$13,540,186
SolarEdge Technologies, Inc.(b)	56,145	14,059,269
SunPower Corp.(b)(c)	842,784	13,914,364
Universal Display Corp.	107,079	13,677,201
Wolfspeed, Inc.(b)	177,505	16,278,984

		167,160,909

Specialty Retail-1.23%
EVgo, Inc.(b)(c)	1,456,236	13,193,498

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.72% (Cost $1,915,984,363)		1,067,327,171

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-32.74%
Invesco Private Government Fund, 0.40%(d)(f)(g)	104,086,434	104,086,434

	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 0.35%(d)(f)(g)	246,283,566	$246,283,566

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $350,336,628)		350,370,000

TOTAL INVESTMENTS IN SECURITIES-132.46% (Cost $2,266,320,991)		1,417,697,171
OTHER ASSETS LESS LIABILITIES-(32.46)%		(347,429,616)

NET ASSETS-100.00%		$1,070,267,555

Investment Abbreviations:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2022.
(d)

Affiliated issuer. The issuer is affiliated by having an investment adviser that is under common control of Invesco Ltd. and/or the Investment Company Act of 1940, as amended (the “1940 Act”), defines “affiliated person” to include an issuer of which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2022.

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$1,137,874	$98,268,643	$(99,406,517)	$-	$-	$-	$904
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	286,190,190	676,464,658	(858,568,414)	-	-	104,086,434	84,286	*
Invesco Private Prime Fund	436,157,584	1,365,236,408	(1,555,008,424)	33,368	(135,370)	246,283,566	425,248	*

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

Invesco WilderHill Clean Energy ETF (PBW)–(continued)

April 30, 2022

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2022	Dividend Income
Investments in Other Affiliates:
Advent Technologies Holdings, Inc.	$29,359,271	$23,732,735	$(27,947,154)	$6,918,194	$(32,063,046)	$-	$-
Aemetis, Inc.	28,235,973	3,991,653	(22,207,595)	6,458,982	(16,479,013)	-	-
American Superconductor Corp.	25,834,117	34,139,328	(27,068,624)	(17,983,609)	(4,019,337)	10,901,875	-
Arcimoto, Inc.	23,013,807	28,408,673	(25,335,005)	(14,805,251)	(2,830,467)	8,451,757	-
AYRO, Inc.	24,798,688	8,039,651	(23,104,116)	3,990,499	(13,724,722)	-	-
Beam Global**	33,428,879	20,727,802	(31,975,300)	16,977,034	(32,204,996)	6,953,419	-
Broadwind, Inc.	10,844,406	405,669	(5,468,422)	6,477,458	(12,259,111)	-	-
ElectraMeccanica Vehicles Corp.	28,518,659	28,533,026	(26,158,020)	(13,226,426)	(4,868,458)	12,798,781	-
Flux Power Holdings, Inc.	10,954,842	4,122,697	(8,827,500)	8,017,669	(14,267,708)	-	-
GreenPower Motor Co., Inc.	30,664,650	19,464,187	(32,190,153)	18,673,321	(36,612,005)	-	-
Infrastructure and Energy Alternatives, Inc.**	33,000,242	32,898,874	(46,411,098)	(178,810)	(6,614,274)	12,694,934	-
Kandi Technologies Group, Inc.	35,546,964	27,021,267	(49,341,455)	10,806,912	(24,033,688)	-	-
ReneSola Ltd., ADR**	36,231,902	34,933,025	(38,628,135)	(7,564,815)	(12,177,012)	12,794,965	-
SPI Energy Co. Ltd.	10,917,211	9,910,304	(14,504,800)	3,056,077	(9,378,792)	-	-
Sunworks, Inc.	33,210,174	18,670,975	(29,283,254)	5,271,070	(27,868,965)	-	-
Willdan Group, Inc.	35,530,087	15,429,110	(48,917,490)	622,113	(2,663,820)	-	-

Total	$1,153,575,520	$2,450,398,685	$(2,970,351,476)	$33,543,786	$(252,200,784)	$414,965,731	$510,438

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

**	As of April 30, 2022, this security was not considered as an affiliate of the Fund.

(e)	Restricted security. The value of this security at April 30, 2022 represented 1.14% of the Fund’s Net Assets.
(f)	The rate shown is the 7-day SEC standardized yield as of April 30, 2022.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

57

Statements of Assets and Liabilities

April 30, 2022

	Invesco Aerospace & Defense ETF (PPA)	Invesco DWA Momentum ETF (PDP)	Invesco Global Listed Private Equity ETF (PSP)	Invesco Golden Dragon China ETF (PGJ)
Assets:
Unaffiliated investments in securities, at value(a)	$1,455,779,728	$1,226,257,401	$191,183,114	$238,890,731
Affiliated investments in securities, at value	85,163,933	60,809,981	31,155,702	75,217,198
Cash	-	-	717	128,057
Foreign currencies, at value	-	-	125,616	-
Deposits with brokers:
Cash collateral-OTC derivatives	-	-	40,000	-
Cash segregated as collateral	-	-	601,312	-
Receivable for:
Dividends	542,859	439,962	451,408	41,116
Securities lending	1,108,841	4,854	11,182	155,223
Investments sold	-	1,492,248	1,928,889	-
Investments sold - affiliated broker	-	-	-	-
Fund shares sold	3,633,844	-	-	550,725
Foreign tax reclaims	-	-	580,563	-
Other assets	-	-	-	-

Total assets	1,546,229,205	1,289,004,446	226,078,503	314,983,050

Liabilities:
Other investments:
Unrealized depreciation on swap agreements – OTC	-	-	97,328	-
Open written options, at value	-	-	-	-
Due to custodian	4,995	-	-	-
Due to foreign custodian	-	-	-	-
Payable for:
Investments purchased	3,633,572	-	138,110	546,905
Investments purchased - affiliated broker	-	-	473,296	-
Collateral upon return of securities loaned	84,824,462	59,877,024	28,760,324	75,049,542
Collateral upon receipt of securities in-kind	-	-	601,312	-
Fund shares repurchased	-	1,491,203	572,678	-
Accrued unitary management fees	-	-	-	-
Accrued advisory fees	609,428	552,979	91,101	77,380
Accrued trustees’ and officer’s fees	91,438	191,021	95,690	99,947
Accrued expenses	655,076	364,527	123,960	203,762

Total liabilities	89,818,971	62,476,754	30,953,799	75,977,536

Net Assets	$1,456,410,234	$1,226,527,692	$195,124,704	$239,005,514

Net assets consist of:
Shares of beneficial interest	$1,496,536,583	$1,993,591,296	$323,969,601	$622,751,612
Distributable earnings (loss)	(40,126,349)	(767,063,604)	(128,844,897)	(383,746,098)

Net Assets	$1,456,410,234	$1,226,527,692	$195,124,704	$239,005,514

Shares outstanding (unlimited amount authorized, $0.01 par value)	20,040,000	16,450,000	17,350,000	8,680,000
Net asset value	$72.68	$74.56	$11.25	$27.54

Market price	$72.65	$74.53	$11.27	$27.57

Unaffiliated investments in securities, at cost	$1,435,121,927	$1,307,063,534	$218,765,124	$367,395,623

Affiliated investments in securities, at cost	$85,161,652	$60,809,772	$31,155,482	$75,212,682

Foreign currencies (due to foreign custodian), at cost	$-	$-	$126,067	$-

Premium received on written options	$-	$-	$-	$-

(a) Includes securities on loan with an aggregate value of:	$80,750,731	$56,781,158	$27,238,339	$75,480,861

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

Invesco MSCI Sustainable Future ETF (ERTH)	Invesco Raymond James SB-1 Equity ETF (RYJ)	Invesco S&P 500 BuyWrite ETF (PBP)	Invesco S&P 500® Quality ETF (SPHQ)	Invesco S&P Spin-Off ETF (CSD)	Invesco Water Resources ETF (PHO)	Invesco WilderHill Clean Energy ETF (PBW)

$386,607,676	$121,335,103	$138,347,815	$3,655,657,499	$64,879,697	$1,656,969,091	$1,035,174,758
94,520,791	22,779,206	24,206	235,632,736	10,466,511	49,189,530	382,522,413
-	1,724	-	-	-	-	-
-	-	-	-	-	-	-
-	-	-	-	-	-	-
-	-	-	-	-	-	-
361,847	25,458	109,329	3,119,470	35,077	1,067,838	13,257
37,792	10,879	-	19,916	799	3,969	4,632,616
64,608	1,079,018	-	-	-	-	4,584,966
-	3,339,134	-	-	-	-	-
-	-	-	18,377,081	-	-	-
302,524	754	-	-	-	1,278	-
24,438	-	-	58,170	8,645	-	1,444

481,919,676	148,571,276	138,481,350	3,912,864,872	75,390,729	1,707,231,706	1,426,929,454

-	-	-	-	-	-	-
-	-	332,330	-	-	-	-
422,792	-	44,052	628,614	-	139	233,592
1,561	-	-	-	-	-	-
222	1,086,013	-	18,316,200	-	-	-
-	3,283,890	-	-	-	-	-
94,520,311	22,767,619	-	235,618,853	10,420,761	47,153,197	350,336,628
-	-	-	-	-	-	-
-	-	-	-	-	-	4,597,814
-	79,539	58,121	-	-	-	-
171,137	-	-	366,528	24,464	728,674	526,111
66,609	-	-	119,143	17,686	244,022	125,162
-	-	-	27,818	91,617	1,029,028	842,592

95,182,632	27,217,061	434,503	255,077,156	10,554,528	49,155,060	356,661,899

$386,737,044	$121,354,215	$138,046,847	$3,657,787,716	$64,836,201	$1,658,076,646	$1,070,267,555

$432,055,487	$182,642,577	$142,267,880	$3,907,245,658	$213,467,278	$1,786,248,198	$2,650,705,950
(45,318,443)	(61,288,362)	(4,221,033)	(249,457,942)	(148,631,077)	(128,171,552)	(1,580,438,395)

$386,737,044	$121,354,215	$138,046,847	$3,657,787,716	$64,836,201	$1,658,076,646	$1,070,267,555

7,050,000	2,152,822	6,250,000	78,880,000	1,140,000	33,990,000	20,988,273
$54.86	$56.37	$22.09	$46.37	$56.87	$48.78	$50.99

$54.67	$56.30	$22.02	$46.36	$56.92	$48.78	$50.92

$424,326,664	$113,968,277	$108,681,087	$3,713,286,029	$57,971,907	$1,507,787,034	$1,806,980,992

$94,520,311	$22,777,257	$42,965	$235,618,853	$10,466,510	$49,189,530	$459,339,999

$(1,606)	$-	$-	$-	$-	$-	$-

$-	$-	$3,047,709	$-	$-	$-	$-

$90,653,063	$21,591,368	$-	$222,343,782	$9,871,232	$44,862,896	$326,657,800

59

Statements of Operations

For the year ended April 30, 2022

	Invesco Aerospace & Defense ETF (PPA)	Invesco DWA Momentum ETF (PDP)	Invesco Global Listed Private Equity ETF (PSP)	Invesco Golden Dragon China ETF (PGJ)
Investment income:
Unaffiliated dividend income	$8,176,448	$8,054,190	$8,677,839	$1,067,104
Affiliated dividend income	467	378	4,710	128
Securities lending income	1,144,087	101,792	93,048	1,322,510
Foreign withholding tax	(38,609)	-	(147,455)	(6,789)

Total investment income	9,282,393	8,156,360	8,628,142	2,382,953

Expenses:
Unitary management fees	-	-	-	-
Advisory fees	3,968,951	8,531,460	1,278,768	1,132,096
Sub-licensing fees	476,265	1,706,279	255,752	226,417
Accounting & administration fees	59,957	145,643	25,299	29,027
Professional fees	29,336	36,747	28,809	30,690
Custodian & transfer agent fees	6,100	14,630	14,330	95,721
Trustees’ and officer’s fees	19,481	36,152	15,856	16,275
Recapture (Note 3)	-	-	-	48,516
Tax expenses	-	-	-	-
Other expenses	64,870	87,789	35,708	31,428

Total expenses	4,624,960	10,558,700	1,654,522	1,610,170

Less: Waivers	(63)	(49)	(305)	(24,365)

Net expenses	4,624,897	10,558,651	1,654,217	1,585,805

Net investment income (loss)	4,657,496	(2,402,291)	6,973,925	797,148

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(8,278,428)	(285,944,215)	888,455	(26,603,855)
Affiliated investment securities	(5,053)	(28,889)	(8,204)	(22,139)
Unaffiliated in-kind redemptions	60,774,737	342,767,689	23,694,617	9,917,841
Affiliated in-kind redemptions	-	-	-	-
Short Sales	-	-	(102,244)	-
Foreign currencies	-	-	7,548	-
Swap agreements	-	-	2,109,604	-
Written options	-	-	-	-

Net realized gain (loss)	52,491,256	56,794,585	26,589,776	(16,708,153)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(128,367,164)	(307,621,781)	(85,530,597)	(169,091,886)
Affiliated investment securities	2,281	208	220	4,515
Foreign currencies	-	-	(78,406)	-
Swap agreements	-	-	(346,435)	-
Written options	-	-	-	-

Change in net unrealized appreciation (depreciation)	(128,364,883)	(307,621,573)	(85,955,218)	(169,087,371)

Net realized and unrealized gain (loss)	(75,873,627)	(250,826,988)	(59,365,442)	(185,795,524)

Net increase (decrease) in net assets resulting from operations	$(71,216,131)	$(253,229,279)	$(52,391,517)	$(184,998,376)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

60

Invesco MSCI Sustainable Future ETF (ERTH)	Invesco Raymond James SB-1 Equity ETF (RYJ)	Invesco S&P 500 BuyWrite ETF (PBP)	Invesco S&P 500® Quality ETF (SPHQ)	Invesco S&P Spin-Off ETF (CSD)	Invesco Water Resources ETF (PHO)	Invesco WilderHill Clean Energy ETF (PBW)

$5,864,388	$1,807,437	$2,365,513	$51,915,383	$914,418	$15,740,023	$1,983,863
612	39	1,240	1,231	43	1,186	904
322,294	71,369	-	97,001	6,747	39,244	29,626,381
(267,517)	(3,846)	(447)	-	-	(10,377)	(348,994)

5,919,777	1,874,999	2,366,306	52,013,615	921,208	15,770,076	31,262,154

-	1,022,839	820,027	-	-	-	-
2,139,807	-	-	5,032,372	367,085	9,345,594	8,460,922
26,748	-	-	802,931	36,710	1,401,846	1,692,172
41,676	-	-	174,672	17,032	99,799	148,967
29,483	-	-	43,375	25,966	36,141	37,041
56,679	-	-	15,643	2,858	7,821	16,051
15,740	-	-	42,412	4,335	39,916	34,581
-	-	-	-	-	-	-
12,847	-	-	-	-	-	-
40,093	-	-	115,455	24,480	102,654	129,735

2,363,073	1,022,839	820,027	6,226,860	478,466	11,033,771	10,519,469

(3)	(4)	(5)	(1,190,494)	(1,166)	(126)	(8,759)

2,363,070	1,022,835	820,022	5,036,366	477,300	11,033,645	10,510,710

3,556,707	852,164	1,546,284	46,977,249	443,908	4,736,431	20,751,444

(7,933,880)	2,878,717	475,629	42,123,191	(758,393)	13,594,692	(119,381,659)
(28,864)	(6,595)	(2,269)	(54,085)	(1,442)	(7,660)	(252,200,784)
18,265,455	16,663,230	37,840,123	468,448,436	705,204	212,009,402	115,858,337
-	-	239	-	-	-	-
-	-	(452)	-	-	-	-
(23,360)	-	-	-	-	-	-
-	-	-	-	-	-	-
-	-	9,509,273	-	-	-	-

10,279,351	19,535,352	47,822,543	510,517,542	(54,631)	225,596,434	(255,724,106)

(87,123,914)	(29,171,413)	(38,371,136)	(582,800,942)	(8,802,590)	(367,552,552)	(640,274,082)
480	1,949	(10,390)	13,883	1	-	68,062,699
(53,504)	-	-	-	-	-	-
-	-	-	-	-	-	-
-	-	2,438,134	-	-	-	-

(87,176,938)	(29,169,464)	(35,943,392)	(582,787,059)	(8,802,589)	(367,552,552)	(572,211,383)

(76,897,587)	(9,634,112)	11,879,151	(72,269,517)	(8,857,220)	(141,956,118)	(827,935,489)

$(73,340,880)	$(8,781,948)	$13,425,435	$(25,292,268)	$(8,413,312)	$(137,219,687)	$(807,184,045)

61

Statements of Changes in Net Assets

For the years ended April 30, 2022 and 2021

	Invesco Aerospace & Defense ETF (PPA)		Invesco DWA Momentum ETF (PDP)
	2022	2021	2022	2021
Operations:
Net investment income (loss)	$4,657,496	$4,901,284	$(2,402,291)	$(3,200,469)
Net realized gain (loss)	52,491,256	46,232,750	56,794,585	600,380,405
Change in net unrealized appreciation (depreciation)	(128,364,883)	179,147,318	(307,621,573)	11,364,728

Net increase (decrease) in net assets resulting from operations	(71,216,131)	230,281,352	(253,229,279)	608,544,664

Distributions to Shareholders from:
Distributable earnings	(4,267,913)	(4,974,374)	-	(513,422)

Shareholder Transactions:
Proceeds from shares sold	984,265,515	96,845,229	1,703,552,968	1,889,632,495
Value of shares repurchased	(195,766,267)	(287,278,268)	(2,012,832,969)	(1,999,394,937)

Net increase (decrease) in net assets resulting from share transactions	788,499,248	(190,433,039)	(309,280,001)	(109,762,442)

Net increase (decrease) in net assets	713,015,204	34,873,939	(562,509,280)	498,268,800

Net assets:
Beginning of year	743,395,030	708,521,091	1,789,036,972	1,290,768,172

End of year	$1,456,410,234	$743,395,030	$1,226,527,692	$1,789,036,972

Changes in Shares Outstanding:
Shares sold	12,760,000	1,410,000	18,770,000	24,410,000
Shares repurchased	(2,630,000)	(4,650,000)	(22,770,000)	(25,260,000)
Shares outstanding, beginning of year	9,910,000	13,150,000	20,450,000	21,300,000

Shares outstanding, end of year	20,040,000	9,910,000	16,450,000	20,450,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

62

Invesco Global Listed Private Equity ETF (PSP)		Invesco Golden Dragon China ETF (PGJ)		Invesco MSCI Sustainable Future ETF (ERTH)		Invesco Raymond James SB-1 Equity ETF (RYJ)
2022	2021	2022	2021	2022	2021	2022	2021

$6,973,925	$4,229,129	$797,148	$(461,867)	$3,556,707	$565,792	$852,164	$581,231
26,589,776	17,098,597	(16,708,153)	35,506,391	10,279,351	143,803,097	19,535,352	28,594,856
(85,955,218)	76,392,248	(169,087,371)	38,219,950	(87,176,938)	21,171,270	(29,169,464)	38,569,122

(52,391,517)	97,719,974	(184,998,376)	73,264,474	(73,340,880)	165,540,159	(8,781,948)	67,745,209

(27,104,093)	(7,353,679)	-	(416,183)	(62,642,968)	(1,027,732)	(729,997)	(349,993)

98,337,239	55,921,055	187,483,856	149,050,053	130,708,572	206,512,897	40,714,492	48,213,600

(58,069,507)	(53,468,279)	(37,774,624)	(109,053,471)	(94,794,820)	(108,276,729)	(51,078,058)	(75,982,774)

40,267,732	2,452,776	149,709,232	39,996,582	35,913,752	98,236,168	(10,363,566)	(27,769,174)

(39,227,878)	92,819,071	(35,289,144)	112,844,873	(100,070,096)	262,748,595	(19,875,511)	39,626,042

234,352,582	141,533,511	274,294,658	161,449,785	486,807,140	224,058,545	141,229,726	101,603,684

$195,124,704	$234,352,582	$239,005,514	$274,294,658	$386,737,044	$486,807,140	$121,354,215	$141,229,726

6,350,000	4,400,000	5,230,000	2,220,000	1,900,000	3,100,000	660,000	970,000
(4,000,000)	(4,600,000)	(870,000)	(1,900,000)	(1,350,000)	(1,850,000)	(830,000)	(1,620,000)
15,000,000	15,200,000	4,320,000	4,000,000	6,500,000	5,250,000	2,322,822	2,972,822

17,350,000	15,000,000	8,680,000	4,320,000	7,050,000	6,500,000	2,152,822	2,322,822

63

Statements of Changes in Net Assets–(continued)

For the years ended April 30, 2022 and 2021

	Invesco S&P 500 BuyWrite ETF (PBP)		Invesco S&P 500® Quality ETF (SPHQ)
	2022	2021	2022	2021
Operations:
Net investment income	$1,546,284	$2,060,239	$46,977,249	$35,964,127
Net realized gain (loss)	47,822,543	4,276,581	510,517,542	239,214,898
Change in net unrealized appreciation (depreciation)	(35,943,392)	34,491,286	(582,787,059)	442,404,302

Net increase (decrease) in net assets resulting from operations	13,425,435	40,828,106	(25,292,268)	717,583,327

Distributions to Shareholders from:
Distributable earnings	(11,042,019)	(2,096,531)	(44,708,736)	(35,227,013)

Shareholder Transactions:
Proceeds from shares sold	44,741,889	5,023,505	3,017,069,728	1,566,882,564
Value of shares repurchased	(76,896,678)	(68,749,755)	(1,959,498,965)	(1,335,231,097)

Net increase (decrease) in net assets resulting from share transactions	(32,154,789)	(63,726,250)	1,057,570,763	231,651,467

Net increase (decrease) in net assets	(29,771,373)	(24,994,675)	987,569,759	914,007,781

Net assets:
Beginning of year	167,818,220	192,812,895	2,670,217,957	1,756,210,176

End of year	$138,046,847	$167,818,220	$3,657,787,716	$2,670,217,957

Changes in Shares Outstanding:
Shares sold	1,950,000	250,000	60,470,000	40,490,000
Shares repurchased	(3,400,000)	(3,600,000)	(39,980,000)	(34,350,000)
Shares outstanding, beginning of year	7,700,000	11,050,000	58,390,000	52,250,000

Shares outstanding, end of year	6,250,000	7,700,000	78,880,000	58,390,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

64

Invesco S&P Spin-Off ETF (CSD)		Invesco Water Resources ETF (PHO)		Invesco WilderHill Clean Energy ETF (PBW)
2022	2021	2022	2021	2022	2021

$443,908	$443,581	$4,736,431	$4,714,395	$20,751,444	$10,162,137
(54,631)	(4,609,226)	225,596,434	139,703,627	(255,724,106)	702,026,622
(8,802,589)	45,720,361	(367,552,552)	363,934,247	(572,211,383)	(283,880,388)

(8,413,312)	41,554,716	(137,219,687)	508,352,269	(807,184,045)	428,308,371

(531,999)	(669,670)	(4,449,322)	(4,879,305)	(31,654,543)	(9,830,994)

644,755	12,625,886	593,002,133	393,235,944	1,706,005,079	3,043,741,601
(2,411,194)	(36,410,061)	(397,668,565)	(284,142,432)	(1,993,294,808)	(1,513,699,302)

(1,766,439)	(23,784,175)	195,333,568	109,093,512	(287,289,729)	1,530,042,299

(10,711,750)	17,100,871	53,664,559	612,566,476	(1,126,128,317)	1,948,519,676

75,547,951	58,447,080	1,604,412,087	991,845,611	2,196,395,872	247,876,196

$64,836,201	$75,547,951	$1,658,076,646	$1,604,412,087	$1,070,267,555	$2,196,395,872

10,000	280,000	10,520,000	8,560,000	23,700,000	33,950,000
(40,000)	(810,000)	(7,280,000)	(6,610,000)	(27,710,000)	(16,720,000)
1,170,000	1,700,000	30,750,000	28,800,000	24,998,273	7,768,273

1,140,000	1,170,000	33,990,000	30,750,000	20,988,273	24,998,273

65

Financial Highlights

Invesco Aerospace & Defense ETF (PPA)

	Years Ended April 30,
	2022	2021	2020	2019	2018
Per Share Operating Performance:
Net asset value at beginning of year	$75.01	$53.88	$61.93	$55.62	$44.81
Net investment income(a)	0.44	0.44	0.80	0.49	0.42
Net realized and unrealized gain (loss) on investments	(2.38)	21.13	(7.98)	6.30	10.79
Total from investment operations	(1.94)	21.57	(7.18)	6.79	11.21
Distributions to shareholders from:
Net investment income	(0.39)	(0.44)	(0.87)	(0.48)	(0.40)
Net asset value at end of year	$72.68	$75.01	$53.88	$61.93	$55.62
Market price at end of year(b)	$72.65	$74.97	$53.98	$61.94	$55.66
Net Asset Value Total Return(c)	(2.59)%	40.21%	(11.64)%	12.33%	25.13%
Market Price Total Return(c)	(2.58)%	39.87%	(11.48)%	12.27%	25.14%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,456,410	$743,395	$708,521	$938,246	$1,006,709
Ratio to average net assets of:
Expenses	0.58%	0.61%	0.59%	0.59%	0.60%
Net investment income	0.59%	0.71%	1.22%	0.86%	0.80%
Portfolio turnover rate(d)	26%	22%	18%	15%	7%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco DWA Momentum ETF (PDP)

	Years Ended April 30,
	2022	2021	2020	2019	2018
Per Share Operating Performance:
Net asset value at beginning of year	$87.48	$60.60	$58.78	$52.66	$45.86
Net investment income (loss)(a)	(0.12)	(0.15)	0.19	0.11	0.13
Net realized and unrealized gain (loss) on investments	(12.80)	27.05	1.86	6.10	6.81
Total from investment operations	(12.92)	26.90	2.05	6.21	6.94
Distributions to shareholders from:
Net investment income	-	(0.02)	(0.23)	(0.09)	(0.13)
Return of capital	-	-	-	-	(0.01)
Total distributions	-	(0.02)	(0.23)	(0.09)	(0.14)
Net asset value at end of year	$74.56	$87.48	$60.60	$58.78	$52.66
Market price at end of year(b)	$74.53	$87.44	$60.68	$58.79	$52.72
Net Asset Value Total Return(c)	(14.77)%	44.41%	3.53%	11.81%	15.17%
Market Price Total Return(c)	(14.77)%	44.15%	3.65%	11.70%	15.28%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,226,528	$1,789,037	$1,290,768	$1,545,947	$1,521,909
Ratio to average net assets of:
Expenses	0.62%	0.62%	0.62%	0.62%	0.63%
Net investment income (loss)	(0.14)%	(0.18)%	0.32%	0.20%	0.26%
Portfolio turnover rate(d)	173%	124%	82%	82%	68%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

66

Financial Highlights–(continued)

Invesco Global Listed Private Equity ETF (PSP)

	Years Ended April 30,
	2022	2021	2020		2019	2018
Per Share Operating Performance:
Net asset value at beginning of year	$15.62	$9.31	$12.10		$12.19	$12.25

Net investment income(a)	0.41	0.30	0.52	(b)	0.32	0.40	(c)
Net realized and unrealized gain (loss) on investments	(3.17)	6.53	(2.36)		(0.03)	0.99

Total from investment operations	(2.76)	6.83	(1.84)		0.29	1.39

Distributions to shareholders from:
Net investment income	(1.61)	(0.52)	(0.95)		(0.38)	(1.40)
Return of capital	-	-	-		-	(0.05)

Total distributions	(1.61)	(0.52)	(0.95)		(0.38)	(1.45)

Net asset value at end of year	$11.25	$15.62	$9.31		$12.10	$12.19

Market price at end of year(d)	$11.27	$15.60	$9.32		$12.13	$12.21

Net Asset Value Total Return(e)	(19.85)%	75.17%	(15.82)%		2.28%	11.76%
Market Price Total Return(e)	(19.61)%	74.76%	(15.92)%		2.36%	11.57%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$195,125	$234,353	$141,534		$244,443	$245,052
Ratio to average net assets of:
Expenses, after Waivers(f)	0.65%	0.68%	0.63%		0.64%	0.64%
Expenses, prior to Waivers(f)	0.65%	0.69%	0.65%		0.66%	0.65%
Net investment income	2.73%	2.42%	4.47	%(b)	2.79%	3.16	%(c)
Portfolio turnover rate(g)	62%	47%	50%		64%	44%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.33 and 2.82%, respectively.

(c)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.30 and 2.37%, respectively.

(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

67

Financial Highlights–(continued)

Invesco Golden Dragon China ETF (PGJ)

	Years Ended April 30,
	2022	2021	2020		2019	2018
Per Share Operating Performance:
Net asset value at beginning of year	$63.49	$40.36	$42.08		$45.58	$35.69
Net investment income (loss)(a)	0.14	(0.12)	0.16		0.11	0.31
Net realized and unrealized gain (loss) on investments	(36.09)	23.36	(1.72)		(3.51)	10.50
Total from investment operations	(35.95)	23.24	(1.56)		(3.40)	10.81
Distributions to shareholders from:
Net investment income	-	(0.11)	(0.16)		(0.10)	(0.92)

Net asset value at end of year	$27.54	$63.49	$40.36		$42.08	$45.58
Market price at end of year(b)	$27.57	$63.52	$40.32		$42.11	$45.58
Net Asset Value Total Return(c)	(56.62)%	57.61%	(3.67)%		(7.46)%	30.46%
Market Price Total Return(c)	(56.60)%	57.84%	(3.83)%		(7.39)%	30.46%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$239,006	$274,295	$161,450		$216,730	$271,208
Ratio to average net assets of:
Expenses, after Waivers	0.70%	0.69%	0.70	%(d)	0.70%	0.70%
Expenses, prior to Waivers	0.71%	0.69%	0.71	%(d)	0.70%	0.70%
Net investment income (loss)	0.35%	(0.20)%	0.40	%(d)	0.27%	0.70%
Portfolio turnover rate(e)	42%	40%	30%		36%	25%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of less than 0.005%.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

68

Financial Highlights–(continued)

Invesco MSCI Sustainable Future ETF (ERTH)

	Years Ended April 30,
	2022	2021	2020	2019	2018
Per Share Operating Performance:
Net asset value at beginning of year	$74.89	$42.68	$45.03	$42.12	$37.06
Net investment income(a)	0.54	0.10	0.23	0.19	0.25
Net realized and unrealized gain (loss) on investments	(10.40)	32.29	(2.25)	2.95	5.18
Total from investment operations	(9.86)	32.39	(2.02)	3.14	5.43
Distributions to shareholders from:
Net investment income	(0.52)	(0.18)	(0.33)	(0.23)	(0.37)
Net realized gains	(9.65)	-	-	-	-

Total distributions	(10.17)	(0.18)	(0.33)	(0.23)	(0.37)
Net asset value at end of year	$54.86	$74.89	$42.68	$45.03	$42.12
Market price at end of year(b)	$54.67	$74.75	$42.74	$45.21	$42.26
Net Asset Value Total Return(c)	(15.38)%	75.99%	(4.49)%	7.48%	14.74%
Market Price Total Return(c)	(15.57)%	75.42%	(4.73)%	7.55%	14.72%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$386,737	$486,807	$224,059	$180,121	$160,057
Ratio to average net assets of:
Expenses, after Waivers	0.55%	0.61%	0.65%	0.68%	0.67%
Expenses, prior to Waivers	0.55%	0.61%	0.65%	0.68%	0.68%
Net investment income	0.83%	0.16%	0.51%	0.47%	0.61%
Portfolio turnover rate(d)	30%	140%	75%	21%	17%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

69

Financial Highlights–(continued)

Invesco Raymond James SB-1 Equity ETF (RYJ)

					Eight Months Ended April 30, 2019
	Years Ended April 30,						Years Ended August 31,
	2022	2021		2020			2018	2017
Per Share Operating Performance:
Net asset value at beginning of period	$60.80	$34.18		$45.30	$49.24		$39.34	$35.99
Net investment income(a)	0.38	0.23		0.33	0.13		0.27	0.12
Net realized and unrealized gain (loss) on investments	(4.48)	26.53		(11.35)	(3.55)		9.63	3.82
Total from investment operations	(4.10)	26.76		(11.02)	(3.42)		9.90	3.94
Distributions to shareholders from:
Net investment income	(0.33)	(0.14)		(0.10)	(0.52)		-	(0.52)
Return of capital	-	-		-	-		-	(0.07)
Total distributions	(0.33)	(0.14)		(0.10)	(0.52)		-	(0.59)
Net asset value at end of period	$56.37	$60.80		$34.18	$45.30		$49.24	$39.34
Market price at end of period	$56.30 (b)	$60.81	(b)	$34.22 (b)	$45.30	(b)	$49.19 (b)	$39.32
Net Asset Value Total Return(c)	(6.78)%	78.39%		(24.40)%	(6.60)%		25.16%	11.00%
Market Price Total Return(c)	(6.90)%	78.21%		(24.31)%	(6.51)%		25.10%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$121,354	$141,230		$101,604	$173,156		$200,560	$185,801
Ratio to average net assets of:
Expenses	0.75%	0.75	%(d)	0.75%	0.75	%(d)(e)	0.71%	0.75%
Net investment income	0.62%	0.49%		0.78%	0.44	%(e)	0.60%	0.30%
Portfolio turnover rate(f)	92%	110%		114%	65%		82%	90%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights–(continued)

Invesco S&P 500 BuyWrite ETF (PBP)

	Years Ended April 30,
	2022	2021	2020	2019	2018
Per Share Operating Performance:
Net asset value at beginning of year	$21.79	$17.45	$21.39	$21.29	$22.21
Net investment income(a)	0.21	0.23	0.33	0.32	0.28
Net realized and unrealized gain (loss) on investments	1.57	4.35	(3.05)	0.32	1.16
Total from investment operations	1.78	4.58	(2.72)	0.64	1.44
Distributions to shareholders from:
Net investment income	(0.24)	(0.24)	(0.36)	(0.31)	(1.09)
Net realized gains	(1.24)	-	(0.86)	(0.23)	(1.27)
Total distributions	(1.48)	(0.24)	(1.22)	(0.54)	(2.36)
Net asset value at end of year	$22.09	$21.79	$17.45	$21.39	$21.29
Market price at end of year(b)	$22.02	$21.76	$17.40	$21.39	$21.33
Net Asset Value Total Return(c)	8.06%	26.40%	(13.62)%	3.16%	6.59%
Market Price Total Return(c)	7.86%	26.59%	(13.85)%	2.97%	6.68%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$138,047	$167,818	$192,813	$320,778	$302,296
Ratio to average net assets of:
Expenses	0.49%	0.49%	0.49%	0.53%	0.75%
Net investment income	0.92%	1.19%	1.56%	1.47%	1.25%
Portfolio turnover rate(d)	33%	19%	19%	15%	16%
(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco S&P 500® Quality ETF (SPHQ)

	Years Ended April 30,
	2022	2021	2020	2019	2018
Per Share Operating Performance:
Net asset value at beginning of year	$45.73	$33.61	$33.29	$29.53	$27.62
Net investment income(a)	0.70	0.63	0.61	0.51	0.57
Net realized and unrealized gain on investments	0.60	12.11	0.35	3.75	1.89
Total from investment operations	1.30	12.74	0.96	4.26	2.46
Distributions to shareholders from:
Net investment income	(0.66)	(0.62)	(0.64)	(0.50)	(0.55)
Net asset value at end of year	$46.37	$45.73	$33.61	$33.29	$29.53
Market price at end of year(b)	$46.36	$45.75	$33.62	$33.30	$29.55
Net Asset Value Total Return(c)	2.76%	38.23%	3.03%	14.63%	8.94%
Market Price Total Return(c)	2.70%	38.26%	3.03%	14.59%	8.98%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$3,657,788	$2,670,218	$1,756,210	$1,469,785	$1,327,157
Ratio to average net assets of:
Expenses, after Waivers	0.15%	0.15%	0.15%	0.19%	0.29%
Expenses, prior to Waivers	0.19%	0.19%	0.21%	0.26%	0.37%
Net investment income	1.40%	1.59%	1.79%	1.67%	1.95%
Portfolio turnover rate(d)	48%	57%	56%	73%	60%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

71

Financial Highlights–(continued)

Invesco S&P Spin-Off ETF (CSD)

	Years Ended April 30,				Eight Months Ended April 30,		Year Ended August 31,
	2022	2021	2020	2019	2018		2017
Per Share Operating Performance:
Net asset value at beginning of period	$64.57	$34.38	$52.43	$52.61	$49.42		$42.42
Net investment income(a)	0.38	0.33	0.58	0.43	0.04		0.39
Net realized and unrealized gain (loss) on investments	(7.63)	30.41	(18.08)	(0.19)	3.46		7.31
Total from investment operations	(7.25)	30.74	(17.50)	0.24	3.50		7.70
Distributions to shareholders from:
Net investment income	(0.45)	(0.55)	(0.55)	(0.42)	(0.20)		(0.70)
Return of capital	-	-	-	-	(0.11)		-
Total distributions	(0.45)	(0.55)	(0.55)	(0.42)	(0.31)		(0.70)
Net asset value at end of period	$56.87	$64.57	$34.38	$52.43	$52.61		$49.42
Market price at end of period	$56.92 (b)	$64.57 (b)	$34.41 (b)	$52.41 (b)	$52.55	(b)	$49.34
Net Asset Value Total Return(c)	(11.24)%	89.69%	(33.72)%	0.71%	7.10%		18.39%
Market Price Total Return(c)	(11.16)%	89.53%	(33.64)%	0.78%	7.15%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$64,836	$75,548	$58,447	$146,814	$202,534		$195,208
Ratio to average net assets of:
Expenses, after Waivers	0.65%	0.65%	0.62%	0.62%	0.64	%(d)	0.64%
Expenses, prior to Waivers	0.65%	0.68%	0.62%	0.62%	0.65	%(d)	0.64%
Net investment income	0.60%	0.68%	1.27%	0.84%	0.12	%(d)	0.86%
Portfolio turnover rate(e)	68%	57%	55%	49%	24%		44%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

72

Financial Highlights–(continued)

Invesco Water Resources ETF (PHO)

	Years Ended April 30,
	2022	2021	2020	2019	2018
Per Share Operating Performance:
Net asset value at beginning of year	$52.18	$34.44	$34.67	$30.09	$26.71
Net investment income(a)	0.14	0.17	0.15	0.16	0.09
Net realized and unrealized gain (loss) on investments	(3.41)	17.74	(0.18)	4.55	3.39
Total from investment operations	(3.27)	17.91	(0.03)	4.71	3.48
Distributions to shareholders from:
Net investment income	(0.13)	(0.17)	(0.20)	(0.13)	(0.10)
Net asset value at end of year	$48.78	$52.18	$34.44	$34.67	$30.09
Market price at end of year(b)	$48.78	$52.17	$34.49	$34.70	$30.09
Net Asset Value Total Return(c)	(6.29)%	52.15%	(0.07)%	15.74%	13.07%
Market Price Total Return(c)	(6.27)%	51.90%	(0.01)%	15.84%	13.11%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,658,077	$1,604,412	$991,846	$941,269	$821,548
Ratio to average net assets of:
Expenses	0.59%	0.60%	0.60%	0.60%	0.62%
Net investment income	0.25%	0.39%	0.42%	0.51%	0.31%
Portfolio turnover rate(d)	29%	22%	26%	31%	23%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco WilderHill Clean Energy ETF (PBW)

	Years Ended April 30,
	2022	2021	2020	2019	2018
Per Share Operating Performance:
Net asset value at beginning of year	$87.86	$31.91	$28.30	$24.64	$20.85
Net investment income(a)	0.93	0.61	0.49	0.39	0.31
Net realized and unrealized gain (loss) on investments	(36.46)	55.82	3.73	3.66	3.78
Total from investment operations	(35.53)	56.43	4.22	4.05	4.09
Distributions to shareholders from:
Net investment income	(1.34)	(0.48)	(0.61)	(0.39)	(0.30)
Net asset value at end of year	$50.99	$87.86	$31.91	$28.30	$24.64
Market price at end of year(b)	$50.92	$87.72	$31.93	$28.31	$24.66
Net Asset Value Total Return(c)	(40.88)%	176.87%	15.13%	16.76%	19.78%
Market Price Total Return(c)	(40.86)%	176.26%	15.16%	16.70%	19.87%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,070,268	$2,196,396	$247,876	$144,857	$116,263
Ratio to average net assets of:
Expenses, after Waivers	0.62%	0.61%	0.70%	0.70%	0.70%
Expenses, prior to Waivers	0.62%	0.61%	0.70%	0.71%	0.77%
Net investment income	1.23%	0.71%	1.57%	1.56%	1.30%
Portfolio turnover rate(d)	60%	81%	40%	40%	43%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Notes to Financial Statements

Invesco Exchange-Traded Fund Trust

April 30, 2022

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust (the “Trust”) was organized as a Massachusetts business trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name

Invesco Aerospace & Defense ETF (PPA)	“Aerospace & Defense ETF”

Invesco DWA Momentum ETF (PDP)	“DWA Momentum ETF”

Invesco Global Listed Private Equity ETF (PSP)	“Global Listed Private Equity ETF”

Invesco Golden Dragon China ETF (PGJ)	“Golden Dragon China ETF”

Invesco MSCI Sustainable Future ETF (ERTH)	“MSCI Sustainable Future ETF”

Invesco Raymond James SB-1 Equity ETF (RYJ)	“Raymond James SB-1 Equity ETF”

Invesco S&P 500 BuyWrite ETF (PBP)	“S&P 500 BuyWrite ETF”

Invesco S&P 500® Quality ETF (SPHQ)	“S&P 500® Quality ETF”

Invesco S&P Spin-Off ETF (CSD)	“S&P Spin-Off ETF”

Invesco Water Resources ETF (PHO)	“Water Resources ETF”

Invesco WilderHill Clean Energy ETF (PBW)	“WilderHill Clean Energy ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc., except for Shares of DWA Momentum ETF, Golden Dragon China ETF and Water Resources ETF, which are listed and traded on The Nasdaq Stock Market.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index

Aerospace & Defense ETF	SPADE® Defense Index

DWA Momentum ETF	Dorsey Wright® Technical Leaders Index

Global Listed Private Equity ETF	Red Rocks Global Listed Private Equity Index

Golden Dragon China ETF	NASDAQ Golden Dragon China Index

MSCI Sustainable Future ETF	MSCI Global Environment Select Index

Raymond James SB-1 Equity ETF	Raymond James SB-1 Equity index

S&P 500 BuyWrite ETF	CBOE S&P 500 BuyWrite IndexSM

S&P 500® Quality ETF	S&P 500® Quality Index

S&P Spin-Off ETF	S&P U.S. Spin-Off Index

Water Resources ETF	NASDAQ OMX US Water IndexSM

WilderHill Clean Energy ETF	WilderHill Clean Energy Index

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

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A. Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter (“OTC”) market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts may be valued up to 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible debt securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, a Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent

75

uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

C.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders - Each Fund (except Raymond James SB-1 Equity ETF and S&P Spin-Off ETF) declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on the ex-dividend date. Raymond James SB-1 Equity ETF and S&P Spin-Off ETF declare and pay dividends from net investment income, if any, to shareholders annually and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

E.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, partnerships and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Each Fund (except for S&P 500 BuyWrite ETF and Raymond James SB-1 Equity ETF) is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions,

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sub-licensing fees related to its respective Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”) or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees acquired fund fees and expenses, if any, and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).

S&P 500 BuyWrite ETF and Raymond James SB-1 Equity ETF have agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Fund, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).

Expenses of the Trust that are excluded from a Fund’s unitary management fee (if applicable) and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from a Fund’s unitary management fee (if applicable) and are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

On September 14, 2021, the Board of Trustees appointed Invesco Advisers, Inc. (“Invesco”), an affiliate of the Adviser, to serve as an affiliated securities lending agent for each Fund participating in the securities lending program. The Bank of New York Mellon (“BNYM”) also continues to serve as a lending agent. Prior to September 14, 2021, BNYM served as the sole

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securities lending agent for each Fund under the securities lending program. To the extent a Fund utilizes Invesco as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the period September 14, 2021 through April 30, 2022, each Fund (except for MSCI Sustainable Future ETF and S&P 500 BuyWrite ETF) had affiliated securities lending transactions with Invesco. Fees paid to Invesco for securities lending agent services, which are included in Securities lending income on the Statements of Operations, were incurred by each applicable Fund as listed below:

Amount
Aerospace & Defense ETF	$3,518
DWA Momentum ETF	1,707
Global Listed Private Equity ETF	744
Golden Dragon China ETF	34,838
Raymond James SB-1 Equity ETF	3,102
S&P 500® Quality ETF	7,924
S&P Spin-Off ETF	180
Water Resources ETF	825
WilderHill Clean Energy ETF	623,455

J.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Each Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Each Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which a Fund invests.

K.

Call Options Purchased and Written - Certain Funds may write call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. An uncovered call option exists without the ownership of the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statements of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statements of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing an uncovered call option is that the Fund may incur significant losses if the value of the written security exceeds the exercise price of the option.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statements of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statements of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of

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Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

L.

Swap Agreements - Certain Funds may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. These agreements may contain, among other conditions, events of default and termination events, and various covenants and representations such as provisions that require each Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of each Fund’s NAV over specific periods of time. If each Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the futures commission merchant (“FCM”)) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statements of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statements of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statements of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of the Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statements of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate, the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty.

M. Other Risks

ADR and GDR Risk. Certain Funds may invest in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing the underlying foreign securities directly in their national markets and currencies. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares. ADRs and GDRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Moreover, ADRs and GDRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.

Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an

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agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes or could experience extended market closures or trading halts, may increase this risk.

China Investment Risk. Investments in companies located or operating in Greater China (normally considered to be the geographical area that includes mainland China, Hong Kong, Macau and Taiwan) involve risks and considerations not typically associated with investments in the U.S. and other Western nations, such as greater government control over the economy; political, legal and regulatory uncertainty; nationalization, expropriation, or confiscation of property; difficulty in obtaining information necessary for investigations into and/or litigation against Chinese companies, as well as in obtaining and/or enforcing judgments; limited legal remedies for shareholders; alteration or discontinuation of economic reforms; military conflicts, either internal or with other countries; inflation, currency fluctuations and fluctuations in inflation and interest rates that may have negative effects on the economy and securities markets of Greater China; and Greater China’s dependency on the economies of other Asian countries, many of which are developing countries. Events in any one country within Greater China may impact the other countries in the region or Greater China as a whole. Export growth continues to be a major driver of China’s rapid economic growth. As a result, a reduction in spending on Chinese products and services, the institution of additional tariffs or other trade barriers (or the threat thereof), including as a result of trade tensions between China and the United States, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. In addition, actions by the U.S. government, such as delisting of certain Chinese companies from U.S. securities exchanges or otherwise restricting their operations in the U.S., may negatively impact the value of such securities held by a Fund. Further, health events, such as the recent coronavirus outbreak, may cause uncertainty and volatility in the Chinese economy, especially in the consumer discretionary (leisure, retail, gaming, tourism), industrials, and commodities sectors. Additionally, the inability of the Public Company Accounting Oversight Board (“PCAOB”) to inspect audit work papers and practices of PCAOB-registered accounting firms in China with respect to their audit work of U.S. reporting companies may impose significant additional risks associated with investments in China.

Currency Risk. Because each Fund’s NAV is determined in U.S. dollars, a Fund’s NAV could decline if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar. Generally, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency, thereby decreasing a Fund’s overall NAV. Exchange rates may be volatile and may change quickly and unpredictably in response to both global economic developments and economic conditions, causing an adverse impact on a Fund. As a result, investors have the potential for losses regardless of the length of time they intend to hold Shares.

Emerging Markets Investment Risk. For certain Funds, investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. In addition, information about such companies may be less available and reliable. Emerging markets usually are subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging markets securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably, and the ability to bring and enforce actions, or to obtain information needed to pursue or enforce such actions, may be limited. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information. In addition, lack of relevant data and reliable public information, including financial information, about securities in emerging markets may contribute to incorrect weightings and data and computational errors when a Fund’s index provider selects securities for inclusion in the Fund’s Underlying Index or rebalances the Underlying Index.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its

80

management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice, including recordkeeping standards, comparable to those applicable to domestic issuers. Foreign securities are also subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. If a Fund invests in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Listed Private Equity Companies Risk. There are certain risks inherent in investing in listed private equity companies, which encompass financial institutions or vehicles whose principal business is to invest in and lend capital to or provide services to privately held companies. Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed investment decision. A Fund is also subject to the underlying risks which affect the listed private equity companies in which the financial institutions or vehicles held by the Fund invest. Listed private equity companies are subject to various risks depending on their underlying investments, which include additional liquidity risk, industry risk, foreign security risk, currency risk, valuation risk and credit risk. Listed private equity companies may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings, which may be adversely impacted by the poor performance of a small number of investments. By investing in companies in the capital markets whose business is to lend money, there is a risk that the issuer may default on its payments or declare bankruptcy.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to each Fund’s NAV.

Momentum Investing Risk. For certain Funds, the momentum style of investing is subject to the risk that the securities may be more volatile than the market as a whole, or that the returns on securities that previously have exhibited price momentum are less than returns on other styles of investing. Momentum can turn quickly, and stocks that previously have exhibited high momentum may not experience continued positive momentum. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of a Fund may suffer.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. Because Aerospace & Defense ETF, Golden Dragon China ETF, S&P Spin-Off ETF and Water Resources ETF are non-diversified, and to the extent certain Funds become non-diversified, and can invest a greater portion of their respective assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

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Portfolio Turnover Risk. Certain Funds may engage in frequent trading of their portfolio securities in connection with the rebalancing or adjustment of their respective Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for a Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to a Fund’s shareholders, a Fund will seek to utilize the in-kind creation and redemption mechanism to minimize the realization of capital gains to the extent possible.

REIT Risk. REITs are pooled investment vehicles that trade like stocks and invest substantially all of their assets in real estate and may qualify for special tax considerations. REITs are subject to certain risks inherent in the direct ownership of real estate, including without limitation, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers. Further, failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the REIT’s shareholders. In addition, REITs may have expenses, including advisory and administration expenses, and REIT shareholders will incur a proportionate share of the underlying expenses.

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Thematic Investing Risk. Certain Funds rely on the index provider for its Underlying Index to identify securities that provide exposure to specific environmental themes, as set forth in the Underlying Index methodology. The Fund’s performance may suffer if such securities are not correctly identified. Performance may also suffer if the securities included in an Underlying Index do not benefit from the development of the applicable environmental theme. Further, to the extent that the index provider evaluates environmental, social and governance (“ESG”) factors as part of an Underlying Index’s methodology, there is a risk that information used by the index provider to evaluate these ESG factors may not be readily available, complete or accurate. This could negatively impact the index provider’s ability to apply its ESG standards when compiling the Underlying Index, and which may negatively impact the Fund’s performance. Performance may also be impacted by the inclusion of non-theme relevant exposures in the Underlying Index. There is no guarantee that the Underlying Index will reflect complete exposure to any particular environmental theme.

COVID-19 Risk. The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Funds’ performance.

NOTE 3–Investment Advisory Agreements and Other Agreements

The Trust has entered into Investment Advisory Agreements with the Adviser on behalf of the Funds, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services. Pursuant to an Investment Advisory Agreement, each Fund (except for Raymond James SB-1 Equity ETF, S&P 500 BuyWrite ETF and S&P 500® Quality ETF) accrues daily and pays monthly to the Adviser an annual fee of 0.50% of the Fund’s average daily net assets. S&P 500® Quality ETF accrues daily and pays monthly to the Adviser an annual fee of 0.15% of the Fund’s average daily net assets.

Pursuant to another Investment Advisory Agreement, Raymond James SB-1 Equity ETF and S&P 500 BuyWrite ETF accrue daily and pay monthly to the Adviser an annual unitary management fee of 0.75% and 0.49%, respectively, of the Fund’s average daily net assets. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of Raymond James SB-1 Equity ETF and S&P 500 BuyWrite ETF, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).

The Trust also has entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) with the Adviser on behalf of each Fund (except Raymond James SB-1 Equity ETF and S&P 500 BuyWrite ETF), pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, acquired fund fees and expenses, if any, and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any

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other matters that directly benefit the Adviser)) of each Fund (except for Raymond James SB-1 Equity ETF, S&P 500 BuyWrite ETF and S&P 500® Quality ETF) from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”), through at least August 31, 2024. The Expense Cap (including sub-licensing fees) for S&P 500® Quality ETF is 0.15% of the Fund’s average daily net assets per year through at least August 31, 2024. Unless the Adviser continues the Expense Agreement, it will terminate on August 31, 2024. During its term, the Expense Agreement cannot be terminated or amended to increase the Expense Cap without approval of the Board of Trustees. The Adviser did not waive fees and/or pay Fund expenses during the period under this Expense Cap for Aerospace & Defense ETF, DWA Momentum ETF, Global Listed Private Equity ETF, MSCI Sustainable Future ETF, S&P Spin-Off ETF, Water Resources ETF and WilderHill Clean Energy ETF.

Further, through at least August 31, 2024, the Adviser has contractually agreed to waive the management fee payable by each Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s investments in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser or (ii) the management fee available to be waived. These waivers do not apply to a Fund’s investment of cash collateral received for securities lending. There is no guarantee that the Adviser will extend the waiver of these fees past that date. This agreement is not subject to recapture by the Adviser.

For the fiscal year ended April 30, 2022, the Adviser waived fees and/or paid Fund expenses for each Fund in the following amounts:

Aerospace & Defense ETF	$63
DWA Momentum ETF	49
Global Listed Private Equity ETF	305
Golden Dragon China ETF	24,365
MSCI Sustainable Future ETF	3
Raymond James SB-1 Equity ETF	4
S&P 500 BuyWrite ETF	5
S&P 500® Quality ETF	1,190,494
S&P Spin-Off ETF	1,166
Water Resources ETF	126
WilderHill Clean Energy ETF	8,759

The fees waived and/or expenses borne by the Adviser, pursuant to the Expense Cap, are subject to recapture by the Adviser up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Funds if it would result in the Funds exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.

For the following Funds, the amounts available for potential future recapture by the Adviser under the Expense Agreement and the expiration schedule at April 30, 2022 are as follows:

	Total Potential Recapture Amounts

		Potential Recapture Amounts Expiring
		4/30/23	4/30/24	4/30/25
Golden Dragon China ETF	$1,050	$-	$-	$1,050
S&P 500® Quality ETF	3,128,103	943,093	994,660	1,190,350
S&P Spin-Off ETF	12,903	-	12,903	-

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

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The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor
Aerospace & Defense ETF	SPADE Indexes
DWA Momentum ETF	Dorsey Wright & Associates, LLC
Global Listed Private Equity ETF	Red Rocks Capital, LLC
Golden Dragon China ETF	Nasdaq, Inc.
MSCI Sustainable Future ETF	MSCI, Inc.
Raymond James SB-1 Equity ETF	Raymond James Research Services, LLC
S&P 500 BuyWrite ETF	S&P Dow Jones Indices LLC
S&P 500® Quality ETF	S&P Dow Jones Indices LLC
S&P Spin-Off ETF	S&P Dow Jones Indices LLC
Water Resources ETF	Nasdaq, Inc.
WilderHill Clean Energy ETF	WilderHill

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds (except for Raymond James SB-1 Equity ETF and S&P 500 BuyWrite ETF) are required to pay the sub-licensing fees that are shown on the Statements of Operations. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby BNYM, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

For the fiscal year ended April 30, 2022, the following Funds incurred brokerage commissions with Invesco Capital Markets, Inc. (“ICMI”), an affiliate of the Adviser and Distributor, for portfolio transactions executed on behalf of the Funds, as listed below:

Aerospace & Defense ETF	$22,591
DWA Momentum ETF	129,789
Global Listed Private Equity ETF	5,628
Golden Dragon China ETF	24,575
MSCI Sustainable Future ETF	18,416
Raymond James SB-1 Equity ETF	49,880
S&P 500 BuyWrite ETF	31
S&P 500® Quality ETF	49,799
S&P Spin-Off ETF	12,027
Water Resources ETF	866
WilderHill Clean Energy ETF	72,201

Portfolio transactions with ICMI that have not settled at period-end, if any, are shown in the Statements of Assets and Liabilities under the receivable caption Investments sold—affiliated broker and/or payable caption Investments purchased — affiliated broker.

NOTE 4–Security Transactions with Affiliated Funds

Each Fund is permitted to purchase or sell securities from or to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by each Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.

For the fiscal year ended April 30, 2022, the following Funds engaged in transactions with affiliates as listed below:

	Securities Purchases	Securities Sales	Net Realized Gains*
S&P 500 BuyWrite ETF	$15,992	$1,164	$173
S&P 500® Quality ETF	1,187,175	3,717,057	407,002

*	Net realized gains (losses) from securities sold to affiliates are included in net realized gain (loss) from investment securities in the Statements of Operations.

NOTE 5–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market

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prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2022, for each Fund (except for S&P 500 BuyWrite ETF). As of April 30, 2022, all of the securities in S&P 500 BuyWrite ETF were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The value of options held in S&P 500 BuyWrite ETF was based on Level 1 inputs. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Aerospace & Defense ETF
Investments in Securities
Common Stocks & Other Equity Interests	$1,455,779,728	$-	$-	$1,455,779,728
Money Market Funds	337,190	84,826,743	-	85,163,933

Total Investments	$1,456,116,918	$84,826,743	$-	$1,540,943,661

DWA Momentum ETF
Investments in Securities
Common Stocks & Other Equity Interests	$1,226,257,401	$-	$-	$1,226,257,401
Money Market Funds	932,748	59,877,233	-	60,809,981

Total Investments	$1,227,190,149	$59,877,233	$-	$1,287,067,382

Global Listed Private Equity ETF
Investments in Securities
Common Stocks & Other Equity Interests	$60,090,600	$102,801,923	$-	$162,892,523
Closed-End Funds	28,290,591	-	-	28,290,591
Money Market Funds	2,395,158	28,760,544	-	31,155,702

Total Investments in Securities	90,776,349	131,562,467	-	222,338,816

Other Investments - Liabilities*
Swap Agreements	-	(97,328)	-	(97,328)

Total Investments	$90,776,349	$131,465,139	$-	$222,241,488

Golden Dragon China ETF
Investments in Securities
Common Stocks & Other Equity Interests	$238,890,731	$-	$-	$238,890,731
Money Market Funds	163,140	75,054,058	-	75,217,198

Total Investments	$239,053,871	$75,054,058	$-	$314,107,929

MSCI Sustainable Future ETF
Investments in Securities
Common Stocks & Other Equity Interests	$197,426,095	$177,011,738	$-	$374,437,833
Exchange-Traded Funds	12,169,843	-	-	12,169,843
Money Market Funds	-	94,520,791	-	94,520,791

Total Investments	$209,595,938	$271,532,529	$-	$481,128,467

Raymond James SB-1 Equity ETF
Investments in Securities
Common Stocks & Other Equity Interests	$121,335,103	$-	$-	$121,335,103
Money Market Funds	9,638	22,769,568	-	22,779,206

Total Investments	$121,344,741	$22,769,568	$-	$144,114,309

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	Level 1	Level 2	Level 3	Total
S&P 500® Quality ETF
Investments in Securities
Common Stocks & Other Equity Interests	$3,655,657,499	$-	$-	$3,655,657,499
Money Market Funds	-	235,632,736	-	235,632,736

Total Investments	$3,655,657,499	$235,632,736	$-	$3,891,290,235

S&P Spin-Off ETF
Investments in Securities
Common Stocks & Other Equity Interests	$64,879,697	$-	$-	$64,879,697
Money Market Funds	45,749	10,420,762	-	10,466,511

Total Investments	$64,925,446	$10,420,762	$-	$75,346,208

Water Resources ETF
Investments in Securities
Common Stocks & Other Equity Interests	$1,656,969,091	$-	$-	$1,656,969,091
Money Market Funds	2,036,333	47,153,197	-	49,189,530

Total Investments	$1,659,005,424	$47,153,197	$-	$1,706,158,621

WilderHill Clean Energy ETF
Investments in Securities
Common Stocks & Other Equity Interests	$1,067,327,171	$-	$-	$1,067,327,171
Money Market Funds	-	350,370,000	-	350,370,000

Total Investments	$1,067,327,171	$350,370,000	$-	$1,417,697,171

* Unrealized appreciation (depreciation).

NOTE 6–Derivative Investments

The Funds may enter into an ISDA Master Agreement under which a Fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

    For financial reporting purposes, the Funds do not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statements of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of each Fund’s derivative investments, detailed by primary risk exposure, held as of April 30, 2022:

	Value
	Global Listed Private Equity ETF	S&P 500 BuyWrite ETF
Derivative Liabilities	Equity Risk	Equity Risk
Unrealized depreciation on swap agreements–OTC	$(97,328)	$-
Options written, at value - Exchange-Traded	-	(332,330)

Total Derivative Liabilities	(97,328)	(332,330)

Derivatives not subject to master netting agreements	-	332,330

Total Derivative Liabilities subject to master netting agreements	$(97,328)	$-

Offsetting Assets and Liabilities

The table below reflects the Funds’ exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of April 30, 2022:

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Global Listed Private Equity ETF

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Swap Agreements	Swap Agreements	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Citibank, N.A.	$-	$(97,328)	$(97,328)	$-	$-	$(97,328)

Effect of Derivative Investments for the Fiscal Year Ended April 30, 2022

The table below summarizes each Fund’s gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statements of Operations
	Global Listed Private Equity ETF	S&P 500 BuyWrite ETF

	Equity Risk
Realized Gain:
Options written	$-	$9,509,273
Swap agreements	2,109,604	-
Change in Net Unrealized Appreciation (Depreciation):
Options written	-	2,438,134
Swap agreements	(346,435)	-

Total	$1,763,169	$11,947,407

The table below summarizes the average notional value of derivatives held during the period.

	Average Notional Value
	Global Listed Private Equity ETF	S&P 500 BuyWrite ETF
Options written	$-	$167,352,577
Swap agreements	12,368,808	-

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2022 and 2021:

	2022		2021
	Ordinary Income*	Long-Term Capital Gains	Ordinary Income*
Aerospace & Defense ETF	$4,267,913	$-	$4,974,374
DWA Momentum ETF	-	-	513,422
Global Listed Private Equity ETF	27,104,093	-	7,353,679
Golden Dragon China ETF	-	-	416,183
MSCI Sustainable Future ETF	32,390,721	30,252,247	1,027,732
Raymond James SB-1 Equity ETF	729,997	-	349,993
S&P 500 BuyWrite ETF	11,042,019	-	2,096,531
S&P 500® Quality ETF	44,708,736	-	35,227,013
S&P Spin-Off ETF	531,999	-	669,670
Water Resources ETF	4,449,322	-	4,879,305
WilderHill Clean Energy ETF	31,654,543	-	9,830,994

* Includes short-term capital gain distributions, if any.

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Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)- Investments	Net Unrealized Appreciation (Depreciation)- Other Investments	Net Unrealized (Depreciation)- Foreign Currencies	Capital Loss Carryforwards	Late-Year Ordinary Loss Deferral	Shares of Beneficial Interest	Total Net Assets
Aerospace & Defense ETF	$412,054	$(79,364)	$3,231,986	$-	$-	$(43,691,025)	$-	$1,496,536,583	$1,456,410,234
DWA Momentum ETF	-	(175,944)	(81,856,235)	-	-	(684,672,196)	(359,229)	1,993,591,296	$1,226,527,692
Global Listed Private Equity ETF	-	(88,704)	(35,845,390)	(97,328)	(66,993)	(92,746,482)	-	323,969,601	$195,124,704
Golden Dragon China ETF	1,520,734	(93,619)	(144,196,522)	-	-	(240,976,691)	-	622,751,612	$239,005,514
MSCI Sustainable Future ETF	1,032,766	(60,785)	(43,517,189)	-	(25,104)	(2,748,131)	-	432,055,487	$386,737,044
Raymond James SB-1 Equity ETF	248,410	(1,445,461)	1,431,476	-	-	(61,522,787)	-	182,642,577	$121,354,215
S&P 500 BuyWrite ETF	70,974	-	(2,715,378)	2,715,379	-	-	(4,292,008)	142,267,880	$138,046,847
S&P 500® Quality ETF	4,757,909	(104,489)	(73,727,959)	-	-	(180,383,403)	-	3,907,245,658	$3,657,787,716
S&P Spin- Off ETF	38,556	(4,973)	3,805,170	-	-	(152,469,830)	-	213,467,278	$64,836,201
Water Resources ETF	431,397	(231,212)	141,153,964	-	-	(269,525,701)	-	1,786,248,198	$1,658,076,646
WilderHill Clean Energy ETF	-	(121,345)	(905,759,035)	-	-	(668,900,497)	(5,657,518)	2,650,705,950	$1,070,267,555

    Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Funds have capital loss carryforwards as of April 30, 2022, as follows:

	No expiration
	Short-Term	Long-Term	Total*

Aerospace & Defense ETF	$19,822,014	$23,869,011	$43,691,025

DWA Momentum ETF	684,672,196	-	684,672,196

Global Listed Private Equity ETF	27,836,489	64,909,993	92,746,482

Golden Dragon China ETF	50,072,764	190,903,927	240,976,691

MSCI Sustainable Future ETF	2,748,131	-	2,748,131

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	No expiration
	Short-Term	Long-Term	Total*

Raymond James SB-1 Equity ETF	$35,681,310	$25,841,477	$61,522,787

S&P 500 BuyWrite ETF	-	-	-

S&P 500® Quality ETF	102,200,757	78,182,646	180,383,403

S&P Spin-Off ETF	60,379,440	92,090,390	152,469,830

Water Resources ETF	157,156,657	112,369,044	269,525,701

WilderHill Clean Energy ETF	306,687,515	362,212,982	668,900,497

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

For the fiscal year ended April 30, 2022, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales

Aerospace & Defense ETF	$213,637,802	$211,561,200

DWA Momentum ETF	3,104,349,559	3,115,077,995

Global Listed Private Equity ETF	149,175,615	154,849,198

Golden Dragon China ETF	98,806,186	97,528,712

MSCI Sustainable Future ETF	129,743,736	177,064,696

Raymond James SB-1 Equity ETF	125,662,880	124,251,672

S&P 500 BuyWrite ETF	56,154,413	55,587,630

S&P 500® Quality ETF	1,595,352,013	1,595,481,133

S&P Spin-Off ETF	49,951,463	49,802,795

Water Resources ETF	536,157,015	535,812,737

WilderHill Clean Energy ETF	1,032,229,408	1,046,252,524

    For the fiscal year ended April 30, 2022, in-kind transactions associated with creations and redemptions were as follows:

	In-kind Purchases	In-kind Sales

Aerospace & Defense ETF	$983,640,694	$197,837,195

DWA Momentum ETF	1,702,596,960	2,003,848,696

Global Listed Private Equity ETF	95,254,295	56,825,513

Golden Dragon China ETF	186,952,593	37,686,434

MSCI Sustainable Future ETF	115,303,491	90,625,339

Raymond James SB-1 Equity ETF	40,564,059	51,654,420

S&P 500 BuyWrite ETF	45,423,643	77,553,294

S&P 500® Quality ETF	3,005,004,441	1,944,423,692

S&P Spin-Off ETF	644,687	2,411,165

Water Resources ETF	592,775,676	398,008,251

WilderHill Clean Energy ETF	1,690,967,556	1,977,063,652

    Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes. As of     April 30, 2022, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost

Aerospace & Defense ETF	$88,015,586	$(84,783,600)	$3,231,986	$1,537,711,675

DWA Momentum ETF	29,916,650	(111,772,885)	(81,856,235)	1,368,923,617

Global Listed Private Equity ETF	6,184,789	(42,127,507)	(35,942,718)	258,184,206

Golden Dragon China ETF	6,074,652	(150,271,174)	(144,196,522)	458,304,451

MSCI Sustainable Future ETF	30,521,499	(74,038,688)	(43,517,189)	524,645,656

Raymond James SB-1 Equity ETF	19,911,287	(18,479,811)	1,431,476	142,682,833

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	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost

S&P 500 BuyWrite ETF	$37,202,263	$(37,202,262)	$1	$138,039,690

S&P 500® Quality ETF	250,443,687	(324,171,646)	(73,727,959)	3,965,018,194

S&P Spin-Off ETF	13,467,700	(9,662,530)	3,805,170	71,541,038

Water Resources ETF	215,658,338	(74,504,374)	141,153,964	1,565,004,657

WilderHill Clean Energy ETF	17,037,741	(922,796,776)	(905,759,035)	2,323,456,206

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of distributions, passive foreign investment companies, corporate actions and in-kind transactions, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended April 30, 2022, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest

Aerospace & Defense ETF	$-	$(57,874,264)	$57,874,264

DWA Momentum ETF	4,006,730	(337,725,413)	333,718,683

Global Listed Private Equity ETF	14,363,455	(29,176,742)	14,813,287

Golden Dragon China ETF	991,901	(7,970,425)	6,978,524

MSCI Sustainable Future ETF	159,864	(17,778,794)	17,618,930

Raymond James SB-1 Equity ETF	(365,404)	(14,631,157)	14,996,561

S&P 500 BuyWrite ETF	(749)	749	-

S&P 500® Quality ETF	1	(455,519,942)	455,519,941

S&P Spin-Off ETF	317	(452,398)	452,081

Water Resources ETF	6,741	(210,087,834)	210,081,093

WilderHill Clean Energy ETF	3,381,232	49,293,809	(52,675,041)

NOTE 10–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of the unitary management fee, pays for such compensation for Raymond James SB-1 Equity ETF and S&P 500 BuyWrite ETF. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

    The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco Funds. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 11–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in each Fund’s prospectus. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

    To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

90

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital. Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

91

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust and Shareholders of Invesco Aerospace & Defense ETF, Invesco DWA Momentum ETF, Invesco Global Listed Private Equity ETF, Invesco Golden Dragon China ETF, Invesco MSCI Sustainable Future ETF, Invesco Raymond James SB-1 Equity ETF, Invesco S&P 500 BuyWrite ETF, Invesco S&P 500® Quality ETF, Invesco S&P Spin-Off ETF, Invesco Water Resources ETF and Invesco WilderHill Clean Energy ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (eleven of the funds constituting Invesco Exchange-Traded Fund Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2022, the related statements of operations for the year ended April 30, 2022, the statements of changes in net assets for each of the two years in the period ended April 30, 2022, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2022 and each of the financial highlights for each of the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

Fund Name
Invesco Aerospace & Defense ETF (1)
Invesco DWA Momentum ETF (1)
Invesco Global Listed Private Equity ETF (1)
Invesco Golden Dragon China ETF (1)
Invesco MSCI Sustainable Future ETF (1)
Invesco Raymond James SB-1 Equity ETF(2)
Invesco S&P 500 BuyWrite ETF (1)
Invesco S&P 500® Quality ETF (1)
Invesco S&P Spin-Off ETF(3)
Invesco Water Resources ETF (1)
Invesco WilderHill Clean Energy ETF (1)

(1) The financial highlights for each of the five years in the period ended April 30, 2022.

(2) The financial highlights for each of the three years in the period ended April 30, 2022, for the eight months ended April 30, 2019 and for the year ended August 31, 2018.

(3) The financial highlights for each of the four years in the period ended April 30, 2022 and for the eight months ended April 30, 2018.

The financial statements and financial highlights of Invesco Raymond James SB-1 Equity ETF (Predecessor Fund Guggenheim Raymond James SB-1 Equity ETF) and Invesco S&P Spin-Off ETF (Predecessor Fund Guggenheim S&P Spin-Off ETF) as of and for the year ended August 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report, dated October 30, 2017, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

92

Report of Independent Registered Public Accounting Firm–(continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

June 23, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not determined the specific year we began serving as auditor.

93

Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust (excluding Invesco S&P 500 BuyWrite ETF and Invesco Raymond James SB-1 Equity ETF), you incur advisory fees and other Fund expenses. As a shareholder of Invesco S&P 500 BuyWrite ETF or Invesco Raymond James SB-1 Equity ETF, you incur a unitary management fee. In addition to the advisory fee or unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2021 through April 30, 2022.

In addition to the fees and expenses which the Invesco Global Listed Private Equity ETF (the “Portfolio”) bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Portfolio invests. The amount of fees and expenses incurred indirectly by the Portfolio will vary because the investment companies have varied expenses and fee levels and the Portfolio may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Portfolio. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Portfolio invests in. The effect of the estimated investment companies’ expenses that the Portfolio bears indirectly is included in the Portfolio’s total returns.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value November 1, 2021	Ending Account Value April 30, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco Aerospace & Defense ETF (PPA)

Actual	$1,000.00	$ 993.50	0.58%	$2.87

Hypothetical (5% return before expenses)	1,000.00	1,021.92	0.58	2.91

94

Calculating your ongoing Fund expenses–(continued)

	Beginning Account Value November 1, 2021	Ending Account Value April 30, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco DWA Momentum ETF (PDP)
Actual	$1,000.00	$763.80	0.62%	$2.71
Hypothetical (5% return before expenses)	1,000.00	1,021.72	0.62	3.11
Invesco Global Listed Private Equity ETF (PSP)
Actual	1,000.00	719.20	0.65	2.77
Hypothetical (5% return before expenses)	1,000.00	1,021.57	0.65	3.26
Invesco Golden Dragon China ETF (PGJ)
Actual	1,000.00	621.80	0.72	2.90
Hypothetical (5% return before expenses)	1,000.00	1,021.22	0.72	3.61
Invesco MSCI Sustainable Future ETF (ERTH)
Actual	1,000.00	763.30	0.56	2.45
Hypothetical (5% return before expenses)	1,000.00	1,022.02	0.56	2.81
Invesco Raymond James SB-1 Equity ETF (RYJ)
Actual	1,000.00	895.80	0.75	3.53
Hypothetical (5% return before expenses)	1,000.00	1,021.08	0.75	3.76
Invesco S&P 500 BuyWrite ETF (PBP)
Actual	1,000.00	979.30	0.49	2.40
Hypothetical (5% return before expenses)	1,000.00	1,022.36	0.49	2.46
Invesco S&P 500® Quality ETF (SPHQ)
Actual	1,000.00	906.70	0.15	0.71
Hypothetical (5% return before expenses)	1,000.00	1,024.05	0.15	0.75
Invesco S&P Spin-Off ETF (CSD)
Actual	1,000.00	881.80	0.65	3.03
Hypothetical (5% return before expenses)	1,000.00	1,021.57	0.65	3.26
Invesco Water Resources ETF (PHO)
Actual	1,000.00	843.20	0.59	2.70
Hypothetical (5% return before expenses)	1,000.00	1,021.87	0.59	2.96
Invesco WilderHill Clean Energy ETF (PBW)
Actual	1,000.00	580.50	0.63	2.47
Hypothetical (5% return before expenses)	1,000.00	1,021.67	0.63	3.16

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended April 30, 2022. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 181/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

95

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2022:

	Qualified Business Income*	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*	Business Interest Income*	Long Term Capital Gains	Qualified Short Term Gains
Invesco Aerospace & Defense ETF	0%	100%	100%	0%	0%	$-	$-
Invesco DWA Momentum ETF	0%	0%	0%	0%	0%	-	-
Invesco Global Listed Private Equity ETF	0%	12%	3%	0%	0%	-	-
Invesco Golden Dragon China ETF	0%	0%	0%	0%	0%	-	-
Invesco MSCI Sustainable Future ETF	1%	10%	4%	0%	0%	30,252,247	29,096,967
Invesco Raymond James SB-1 Equity ETF	0%	100%	100%	0%	0%	-	-
Invesco S&P 500 BuyWrite ETF	0%	0%	0%	0%	0%	-	9,365,253
Invesco S&P 500® Quality ETF	0%	100%	100%	0%	0%	-	-
Invesco S&P Spin-Off ETF	0%	100%	100%	0%	0%	-	-
Invesco Water Resources ETF	0%	100%	100%	0%	0%	-	-
Invesco WilderHill Clean Energy ETF	0%	7%	3%	0%	0%	-	-

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

The Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries. The foreign source income and foreign taxes paid per share are as follows:

96

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below:

As of April 30, 2022

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chair of the Board; Chair of the Nominating and Governance Committee and Trustee	Vice Chair since 2018; Chair of the Nominating and Governance Committee and Trustee since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	224	Chair (since 2021) and member (since 2017) of the Joint Investment Committee, Mission Aviation Fellowship and MAF Foundation; Trustee, Mission Aviation Fellowship (2017-Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	224	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

97

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, First Eagle Alternative Credit LLC (2020-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Director, The Boeing Company (2009-2021); Trustee, MITRE Corporation (federally funded research development) (2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chair (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chair of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	224	Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010- Present); formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

98

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	224

Trustee (2000- Present) and Chair (2010-2017),

Newberry Library; Trustee, Chikaming Open Lands

(2014-Present); formerly, Trustee, Mather LifeWays (2001-2021);

Trustee, certain funds in the Oppenheimer Funds complex

(2012-2019); Board Chair (2008-2015)

and Director

(2004-2018), United Educators Insurance Company;

Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007),

Investment

Committee Chair (1994-1999) and Investment

Committee member (2007-2010),

Wellesley College; Trustee, BoardSource (2006-2009);

Trustee, Chicago City Day School

(1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

99

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Audit Committee and Trustee	Chair of the Audit Committee since 2008; Trustee since 2006	Formerly, Managing Director of Finance (2020-2021) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	224

Formerly, Treasurer

(2018-2021), Finance

Committee Member

(2015-2021) and

Audit Committee

Member (2015),

Thornapple

Evangelical Covenant

Church; Board and

Finance Committee

Member (2009-2017)

and Treasurer

(2010-2015, 2017),

NorthPointe Christian

Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Investment Oversight Committee and Trustee	Chair of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	224	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

100

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	224

Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Governing Council Member (2016-Present) and Chair of Education Committee

(2017-2021), Independent Directors Council (IDC); Council Member, New

York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Advisory Board Director, The Alberleen Group LLC (2012-2021); Board Member, 100 Women in Finance

(2015-2020);

Trustee, certain funds in the Oppenheimer Funds complex

(2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

101

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker–1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	224	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson–1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Board and Trustee	Chair since 2012; Trustee since 2006	Chair, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chair and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chair, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank–Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	224	Director, Penfield Children’s Center (2004-Present); Board Chair, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

102

Trustees and Officers–(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below:

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Anna Paglia–1974 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Trustee, President and Principal Executive Officer	Trustee since 2022, President and Principal Executive Officer since 2020	President and Principal Executive Officer (2020-Present) and Trustee (2022-Present), Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); Vice President, Invesco Indexing LLC (2020-Present); formerly, Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015- 2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).	224	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

103

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Adrien Deberghes–1967 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO, Fund Administration and Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial Officer, Treasurer and Vice President, The Invesco Funds (2020-Present); formerly, Senior Vice President and Treasurer, Fidelity Investments (2008-2020).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds; Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital Management LLC (2013-2018).

Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, The Invesco Funds (2014-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2020-Present); Assistant Secretary, Invesco Investment Advisers LLC (2020-Present); formerly, Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

104

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Michael McMaster–1962 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Chief Tax Officer	Since 2020	Vice President and Head of Global Fund Services Tax, Invesco Advisers, Inc. (2020-Present); Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds (2020-Present); Assistant Treasurer, Invesco Capital Management LLC (2020-Present); Chief Tax Officer and Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Treasurer, Invesco Specialized Products, LLC (2020-Present); formerly, Senior Vice President, Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS) (2007-2020).

Sheri Morris–1964 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2020-Present) and Vice President, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Treasurer (2008-2020), Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange- Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Treasurer, Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Vice President, Invesco Advisers, Inc. (2009-2020).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

105

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

106

Approval of Investment Advisory Contracts

At a meeting held on April 6, 2022, the Board of Trustees of the Invesco Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following 25 series (each, a “Fund” and collectively, the “Funds”):

Invesco Dow Jones Industrial Average Dividend ETF

Invesco NASDAQ Internet ETF

Invesco Raymond James SB-1 Equity ETF

Invesco S&P 500 BuyWrite ETF

Invesco S&P 500® Equal Weight Communications Services ETF

Invesco S&P 500® Equal Weight Consumer Discretionary ETF

Invesco S&P 500® Equal Weight Consumer Staples ETF

Invesco S&P 500® Equal Weight Energy ETF

Invesco S&P 500® Equal Weight ETF

Invesco S&P 500® Equal Weight Financials ETF

Invesco S&P 500® Equal Weight Health Care ETF

Invesco S&P 500® Equal Weight Industrials ETF

Invesco S&P 500® Equal Weight Materials ETF

Invesco S&P 500® Equal Weight Real Estate ETF

Invesco S&P 500® Equal Weight Technology ETF

Invesco S&P 500® Equal Weight Utilities ETF

Invesco S&P 500® Pure Growth ETF

Invesco S&P 500® Pure Value ETF

Invesco S&P 500® Top 50 ETF

Invesco S&P MidCap 400® Equal Weight ETF

Invesco S&P MidCap 400® Pure Growth ETF

Invesco S&P MidCap 400® Pure Value ETF

Invesco S&P SmallCap 600® Equal Weight ETF

Invesco S&P SmallCap 600® Pure Growth ETF

Invesco S&P SmallCap 600® Pure Value ETF

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s oversight of execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2021, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchase by Invesco of the exchange-traded funds (“ETFs”) business of Guggenheim Capital LLC (“Guggenheim”) (the “Transaction”) and that each such Fund’s performance prior to the closing of the Transaction on April 6, 2018 or May 18, 2018 is that of its predecessor Guggenheim ETF. The Trustees noted that, for each applicable period, the correlation and tracking error for each Fund were within the targeted range set forth in the Trust’s registration statement. The Trustees concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee. The Trustees noted that the annual advisory fee charged to each Fund, as set forth below, is a unitary advisory fee and that the Adviser pays all other operating expenses of each Fund, except that each Fund pays its brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses, costs incurred in connection with proxies (except certain proxies) and other extraordinary expenses:

107

Approval of Investment Advisory Contracts–(continued)

●	0.07% of the Fund’s average daily net assets for Invesco Dow Jones Industrial Average Dividend ETF;

●	0.20% of the Fund’s average daily net assets for each of Invesco S&P 500® Equal Weight ETF and Invesco S&P 500® Top 50 ETF;

●

0.35% of the Fund’s average daily net assets for each of Invesco S&P 500® Pure Growth ETF, Invesco S&P 500® Pure Value ETF, Invesco S&P MidCap 400® Pure Growth ETF, Invesco S&P MidCap 400® Pure Value ETF, Invesco S&P SmallCap 600® Pure Growth ETF and Invesco S&P SmallCap 600® Pure Value ETF;

●	0.49% of the Fund’s average daily net assets for Invesco S&P 500 BuyWrite ETF;

●	0.60% of the Fund’s average daily net assets for Invesco NASDAQ Internet ETF;

●	0.75% of the Fund’s average daily net assets for Invesco Raymond James SB-1 Equity ETF; and

●	0.40% of the Fund’s average daily net assets for each other Fund.

The Trustees compared each Fund’s net expense ratio to information compiled by the Adviser from Lipper Inc. (“Lipper”) databases on the net expense ratios of comparable ETFs, open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds. The Trustees noted that a portion of each Fund’s operating expenses was attributable to a sub-license fee payable out of the unitary advisory fee charged to that Fund.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median	Lower than Open-End Active Fund Peer Median
Invesco Dow Jones Industrial Average Dividend ETF	X	X	X
Invesco NASDAQ Internet ETF			X
Invesco Raymond James SB-1 Equity ETF			X
Invesco S&P 500 BuyWrite ETF	X	X	X
Invesco S&P 500® Equal Weight Communication Services ETF	X		X
Invesco S&P 500® Equal Weight Consumer Discretionary ETF	X		X
Invesco S&P 500® Equal Weight Consumer Staples ETF	X		X
Invesco S&P 500® Equal Weight Energy ETF	X		X
Invesco S&P 500® Equal Weight ETF	X	X	X
Invesco S&P 500® Equal Weight Financials ETF	X		X
Invesco S&P 500® Equal Weight Health Care ETF	X		X
Invesco S&P 500® Equal Weight Industrials ETF	X		X
Invesco S&P 500® Equal Weight Materials ETF	X		X
Invesco S&P 500® Equal Weight Real Estate ETF	X		X
Invesco S&P 500® Equal Weight Technology ETF	X		X
Invesco S&P 500® Equal Weight Utilities ETF	X	X	X
Invesco S&P 500® Pure Growth ETF	X	X	X
Invesco S&P 500® Pure Value ETF			X
Invesco S&P 500® Top 50 ETF	X		X
Invesco S&P MidCap 400® Equal Weight ETF			X
Invesco S&P MidCap 400® Pure Growth ETF			X
Invesco S&P MidCap 400® Pure Value ETF		X	X
Invesco S&P SmallCap 600® Equal Weight ETF			X
Invesco S&P SmallCap 600® Pure Growth ETF			X
Invesco S&P SmallCap 600® Pure Value ETF		X	X

108

Approval of Investment Advisory Contracts–(continued)

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding Invesco Raymond James SB-1 Equity ETF’s advisory fee and total expenses and the Lipper peer data. The Adviser explained its view that the advisory fee and total expenses for the Fund are competitive and generally in line with other comparable funds in the marketplace, particularly in light of the level and nature of services provided and the investment management style of the Adviser. The Trustees also considered the Adviser’s statements regarding its pricing philosophy and the differing pricing philosophy of certain of the peers.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have an investment strategy comparable to one of the Funds. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

Based on all of the information provided, the Board concluded that each Fund’s unitary advisory fee was reasonable and appropriate in light of the services provided, the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of the unitary advisory fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size and unitary advisory fee. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds. The Trustees considered whether the unitary advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund and concluded that the unitary advisory fee was reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser does not have any soft-dollar arrangements. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees, advisory fees for money market cash management vehicles and fees as the Funds’ direct securities lending agent. The Trustees also considered that Invesco Distributors, Inc., an affiliate of the Adviser, serves as each Fund’s distributor and is paid a distribution fee by the Adviser. The Board concluded that each Fund’s unitary advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

109

Approval of Investment Advisory Contracts

At a meeting held on April 6, 2022, the Board of Trustees of the Invesco Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following 49 series (each, a “Fund” and collectively, the “Funds”):

Invesco Aerospace & Defense ETF

Invesco BuyBack AchieversTM ETF

Invesco Dividend AchieversTM ETF

Invesco DWA Basic Materials Momentum ETF

Invesco DWA Consumer Cyclicals Momentum ETF

Invesco DWA Consumer Staples Momentum ETF

Invesco DWA Energy Momentum ETF

Invesco DWA Financial Momentum ETF

Invesco DWA Healthcare Momentum ETF

Invesco DWA Industrials Momentum ETF

Invesco DWA Momentum ETF

Invesco DWA Technology Momentum ETF

Invesco DWA Utilities Momentum ETF

Invesco Dynamic Biotechnology & Genome ETF

Invesco Dynamic Building & Construction ETF

Invesco Dynamic Energy Exploration & Production ETF

Invesco Dynamic Food & Beverage ETF

Invesco Dynamic Large Cap Growth ETF

Invesco Dynamic Large Cap Value ETF

Invesco Dynamic Leisure and Entertainment ETF

Invesco Dynamic Market ETF

Invesco Dynamic Media ETF

Invesco Dynamic Networking ETF

Invesco Dynamic Oil & Gas Services ETF

Invesco Dynamic Pharmaceuticals ETF

Invesco Dynamic Semiconductors ETF

Invesco Dynamic Software ETF

Invesco Financial Preferred ETF

Invesco FTSE RAFI US 1000 ETF

Invesco FTSE RAFI US 1500 Small-Mid ETF

Invesco Global Listed Private Equity ETF

Invesco Golden Dragon China ETF

Invesco High Yield Equity Dividend AchieversTM ETF

Invesco International Dividend AchieversTM ETF

Invesco MSCI Sustainable Future ETF

Invesco S&P 100 Equal Weight ETF

Invesco S&P 500 GARP ETF

Invesco S&P 500® Quality ETF

Invesco S&P 500 Value with Momentum ETF

Invesco S&P MidCap Momentum ETF

Invesco S&P MidCap Quality ETF

Invesco S&P MidCap Value with Momentum ETF

Invesco S&P SmallCap Momentum ETF

Invesco S&P SmallCap Value with Momentum ETF

Invesco S&P Spin-Off ETF

Invesco Water Resources ETF

Invesco WilderHill Clean Energy ETF

Invesco Zacks Mid-Cap ETF

Invesco Zacks Multi-Asset Income ETF

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees and expenses paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2021, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchase by Invesco of the exchange-traded funds (“ETFs”) business of Guggenheim Capital LLC (“Guggenheim”) (the “Transaction”) and that each such Fund’s performance prior to the closing of the Transaction on April 6, 2018 or May 18, 2018, as applicable, is that of its predecessor Guggenheim ETF. The Trustees noted that, for each applicable period, the correlation and tracking error for each Fund were within the targeted range set forth in the Trust’s registration statement. The Trustees concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

110

Approval of Investment Advisory Contracts–(continued)

The Trustees considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s contractual advisory fee, net advisory fee and gross and net expense ratios. The Trustees noted that the annual contractual advisory fee charged to each Fund is as follows:

●	0.15% of the Fund’s average daily net assets for Invesco S&P 500® Quality ETF;

●	0.25% of the Fund’s average daily net assets for each of Invesco S&P 100 Equal Weight ETF and Invesco S&P MidCap Quality ETF; and

●

0.29% of the Fund’s average daily net assets for each of Invesco FTSE RAFI US 1000 ETF, Invesco FTSE RAFI US 1500 Small-Mid ETF, Invesco S&P 500 GARP ETF, Invesco S&P 500 Value with Momentum ETF, Invesco S&P MidCap Momentum ETF, Invesco S&P MidCap Value with Momentum ETF, Invesco S&P SmallCap Momentum ETF and Invesco S&P SmallCap Value with Momentum ETF;

●	0.40% of the Fund’s average daily net assets for each of Invesco Dividend Achievers™ ETF, Invesco High Yield Equity Dividend Achievers™ ETF and Invesco International Dividend Achievers™ ETF; and

●	0.50% of the Fund’s average daily net assets for each other Fund.

The Trustees noted that the Adviser has agreed to waive a portion of its contractual advisory fee and/or pay expenses (an “Expense Cap”) to the extent necessary to prevent the annual operating expenses of each Fund from exceeding the percentage of that Fund’s average daily net assets, at least until August 31, 2024, as set forth below:

●

0.15%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco S&P 500® Quality ETF;

●

0.25%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco S&P 100 Equal Weight ETF and Invesco S&P MidCap Quality ETF; and

●

0.39%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco FTSE RAFI US 1000 ETF, Invesco FTSE RAFI US 1500 Small-Mid ETF, Invesco S&P 500 GARP ETF, Invesco S&P 500 Value with Momentum ETF, Invesco S&P MidCap Momentum ETF, Invesco S&P MidCap Value with Momentum ETF, Invesco S&P SmallCap Momentum ETF and Invesco S&P SmallCap Value with Momentum ETF;

●

0.50%, excluding interest expenses, sub-licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco Dividend AchieversTM ETF, Invesco High Yield Equity Dividend AchieversTM ETF and Invesco International Dividend AchieversTM ETF;

●

0.60%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco DWA Basic Materials Momentum ETF, Invesco DWA Consumer Cyclicals Momentum ETF, Invesco DWA Consumer Staples Momentum ETF, Invesco DWA Energy Momentum ETF, Invesco DWA Financial Momentum ETF, Invesco DWA Healthcare Momentum ETF, Invesco DWA Industrials Momentum ETF, Invesco DWA Technology Momentum ETF and Invesco DWA Utilities Momentum ETF;

●	0.60%, excluding interest expenses, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco Dynamic Market ETF; and

●

0.60%, excluding interest expenses, sub-licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco Aerospace & Defense ETF, Invesco BuyBack AchieversTM ETF, Invesco DWA Momentum ETF, Invesco Dynamic Biotechnology & Genome ETF, Invesco Dynamic Building & Construction ETF, Invesco Dynamic Energy Exploration & Production ETF, Invesco Dynamic Food & Beverage ETF, Invesco Dynamic Large Cap Growth ETF, Invesco Dynamic Large Cap Value ETF, Invesco Dynamic Leisure and Entertainment ETF, Invesco Dynamic Media ETF, Invesco Dynamic Networking ETF, Invesco Dynamic Oil & Gas Services ETF, Invesco Dynamic Pharmaceuticals ETF, Invesco Dynamic Semiconductors ETF, Invesco Dynamic Software ETF, Invesco Financial Preferred

111

Approval of Investment Advisory Contracts–(continued)

ETF, Invesco Global Listed Private Equity ETF, Invesco Golden Dragon China ETF, Invesco MSCI Sustainable Future ETF, Invesco S&P Spin-Off ETF, Invesco Water Resources ETF, Invesco WilderHill Clean Energy ETF, Invesco Zacks Mid-Cap ETF and Invesco Zacks Multi-Asset Income ETF.

The Trustees compared each Fund’s contractual advisory fee and net expense ratio to information compiled by the Adviser from Lipper Inc. (“Lipper”) databases on the net advisory fees and net expense ratios of comparable ETFs, open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the contractual advisory fees for certain Funds were equal to or lower than the median net advisory fees of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the contractual advisory fees for all of the Funds were lower than the median net advisory fees of their open-end actively-managed peer funds.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median
Invesco Aerospace & Defense ETF			X
Invesco Buyback AchieversTM ETF			X
Invesco Dividend AchieversTM ETF			X
Invesco DWA Basic Materials Momentum ETF			X
Invesco DWA Consumer Cyclicals Momentum ETF			X
Invesco DWA Consumer Staples Momentum ETF			X
Invesco DWA Energy Momentum ETF			X
Invesco DWA Financial Momentum ETF			X
Invesco DWA Healthcare Momentum ETF			X
Invesco DWA Industrials Momentum ETF			X
Invesco DWA Momentum ETF			X
Invesco DWA Technology Momentum ETF			X
Invesco DWA Utilities Momentum ETF			X
Invesco Dynamic Biotechnology & Genome ETF			X
Invesco Dynamic Building & Construction ETF			X
Invesco Dynamic Energy Exploration & Production ETF			X
Invesco Dynamic Food & Beverage ETF			X
Invesco Dynamic Large Cap Growth ETF			X
Invesco Dynamic Large Cap Value ETF			X
Invesco Dynamic Leisure and Entertainment ETF			X
Invesco Dynamic Market ETF			X
Invesco Dynamic Media ETF			X
Invesco Dynamic Networking ETF			X
Invesco Dynamic Oil & Gas Services ETF		N/A	X
Invesco Dynamic Pharmaceuticals ETF			X
Invesco Dynamic Semiconductors ETF			X
Invesco Dynamic Software ETF			X
Invesco Financial Preferred ETF			X
Invesco FTSE RAFI US 1000 ETF	X		X
Invesco FTSE RAFI US 1500 Small-Mid ETF	X		X
Invesco Global Listed Private Equity ETF		N/A	X
Invesco Golden Dragon China ETF	X	N/A	X
Invesco High Yield Equity Dividend AchieversTM ETF			X
Invesco International Dividend AchieversTM ETF	X		X
Invesco MSCI Sustainable Future ETF			X
Invesco S&P 100 Equal Weight ETF		X	X

112

Approval of Investment Advisory Contracts–(continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median
Invesco S&P 500 GARP ETF	X		X
Invesco S&P 500® Quality ETF	X		X
Invesco S&P 500 Value with Momentum ETF			X
Invesco S&P MidCap Momentum ETF	X		X
Invesco S&P MidCap Quality ETF			X
Invesco S&P MidCap Value with Momentum ETF		X	X
Invesco S&P SmallCap Momentum ETF			X
Invesco S&P SmallCap Value with Momentum ETF		X	X
Invesco S&P Spin-Off ETF			X
Invesco Water Resources ETF	X	X	X
Invesco WilderHill Clean Energy ETF		X	X
Invesco Zacks Mid-Cap ETF			X
Invesco Zacks Multi-Asset Income ETF			X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds. The Trustees noted that a significant component of the non-advisory fee expenses was the sub-licensing fees paid by the Funds and noted those Funds for which sub-license fees are subject to the Funds’ Expense Caps.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median
Invesco Aerospace & Defense ETF			X
Invesco Buyback AchieversTM ETF			X
Invesco Dividend AchieversTM ETF		X	X
Invesco DWA Basic Materials Momentum ETF			X
Invesco DWA Consumer Cyclicals Momentum ETF			X
Invesco DWA Consumer Staples Momentum ETF			X
Invesco DWA Energy Momentum ETF			X
Invesco DWA Financial Momentum ETF			X
Invesco DWA Healthcare Momentum ETF			X
Invesco DWA Industrials Momentum ETF			X
Invesco DWA Momentum ETF		X	X
Invesco DWA Technology Momentum ETF			X
Invesco DWA Utilities Momentum ETF			X
Invesco Dynamic Biotechnology & Genome ETF			X
Invesco Dynamic Building & Construction ETF			X
Invesco Dynamic Energy Exploration & Production ETF			X
Invesco Dynamic Food & Beverage ETF			X
Invesco Dynamic Large Cap Growth ETF			X
Invesco Dynamic Large Cap Value ETF		X	X
Invesco Dynamic Leisure and Entertainment ETF			X
Invesco Dynamic Market ETF			X

113

Approval of Investment Advisory Contracts–(continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median
Invesco Dynamic Media ETF			X
Invesco Dynamic Networking ETF			X
Invesco Dynamic Oil & Gas Services ETF		N/A	X
Invesco Dynamic Pharmaceuticals ETF			X
Invesco Dynamic Semiconductors ETF			X
Invesco Dynamic Software ETF			X
Invesco Financial Preferred ETF			X
Invesco FTSE RAFI US 1000 ETF			X
Invesco FTSE RAFI US 1500 Small-Mid ETF			X
Invesco Global Listed Private Equity ETF		N/A	X
Invesco Golden Dragon China ETF		N/A	X
Invesco High Yield Equity Dividend AchieversTM ETF		X	X
Invesco International Dividend AchieversTM ETF			X
Invesco MSCI Sustainable Future ETF			X
Invesco S&P 100 Equal Weight ETF		X	X
Invesco S&P 500 GARP ETF			X
Invesco S&P 500® Quality ETF	X		X
Invesco S&P 500 Value with Momentum ETF			X
Invesco S&P MidCap Momentum ETF	X		X
Invesco S&P MidCap Quality ETF			X
Invesco S&P MidCap Value with Momentum ETF		X	X
Invesco S&P SmallCap Momentum ETF			X
Invesco S&P SmallCap Value with Momentum ETF		X	X
Invesco S&P Spin-Off ETF			X
Invesco Water Resources ETF	X	X	X
Invesco WilderHill Clean Energy ETF		X	X
Invesco Zacks Mid-Cap ETF			X
Invesco Zacks Multi-Asset Income ETF			X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding each of Invesco Dynamic Large Cap Value ETF, Invesco Global Listed Private Equity ETF, Invesco Zacks Mid-Cap ETF and Invesco Zacks Multi-Asset Income ETF’s advisory fees and total expenses and the Lipper peer data. The Adviser explained its view that the advisory fees and total expenses for these Funds are competitive and generally in line with other comparable funds in the marketplace, particularly in light of the level and nature of services provided and the investment management style of the Adviser. The Trustees also considered the Adviser’s statements regarding its pricing philosophy and the differing pricing philosophy of certain of the peers.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have investment strategies comparable to one of the Funds. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

114

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Approval of Investment Advisory Contracts–(continued)

Based on all of the information provided, the Trustees determined that the contractual advisory fee and net expense ratio of each Fund were reasonable and appropriate in light of the services provided, the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds, as well as the fees waived and expenses reimbursed by the Adviser for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size, advisory fee, expense ratio and Expense Cap agreed to by the Adviser. The Trustees also noted that the Expense Cap agreement with the Trust provides that the Adviser is entitled to be reimbursed by each Fund, other than Invesco Dynamic Market ETF, for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in a Fund exceeding its Expense Cap then in effect or in effect at the time the fees and/or expenses subject to reimbursement were waived and/or borne by the Adviser. The Trustees considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund and concluded that the flat advisory fee was reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser does not have any soft-dollar arrangements. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees, advisory fees for money market cash management vehicles and fees as the Funds’ direct securities lending agent. The Trustees also considered that Invesco Distributors, Inc., an affiliate of the Adviser, serves as each Fund’s distributor and is paid a distribution fee by the Adviser. The Board concluded that each Fund’s advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

118

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2022 Invesco Capital Management LLC 3500 Lacey Road, Suite 700
Downers Grove, IL 60515	P-PS-AR-4	invesco.com/ETFs

Invesco Annual Report to Shareholders
April 30, 2022

PWB	Invesco Dynamic Large Cap Growth ETF
PWV	Invesco Dynamic Large Cap Value ETF
EQWL	Invesco S&P 100 Equal Weight ETF
SPGP	Invesco S&P 500 GARP ETF
SPVM	Invesco S&P 500 Value with Momentum ETF
XMMO	Invesco S&P MidCap Momentum ETF
XMHQ	Invesco S&P MidCap Quality ETF
XMVM	Invesco S&P MidCap Value with Momentum ETF
XSMO	Invesco S&P SmallCap Momentum ETF
XSVM	Invesco S&P SmallCap Value with Momentum ETF
CZA	Invesco Zacks Mid-Cap ETF
CVY	Invesco Zacks Multi-Asset Income ETF

2

The Market Environment

Domestic Equity

The US stock market hit new highs in the second quarter of 2021, despite higher volatility stemming from inflation concerns and the potential for rising interest rates. Investors remained optimistic about the strength of the economic recovery after the US gross domestic product (GDP) grew at a 6.4% annualized rate for the first quarter of 2021.1 Corporate earnings also remained strong as the majority of S&P 500 companies beat Wall Street earnings forecasts. US equity markets continued to move higher in July 2021 despite inflation concerns and increasing COVID-19 infection rates due to the rapidly spreading Delta variant. Despite the Consumer Price Index (CPI) increasing monthly from June through September,2 the US Federal Reserve (the Fed) declined to raise interest rates at its September Federal Open Market Committee meeting. The US stock market saw continued volatility in August 2021 and a selloff through most of September due to increasing concerns of inflation due to a spike in oil prices and supply chain shortages causing rising costs.

Equity markets were volatile in the fourth quarter of 2021 amid record inflation and the emergence of a new COVID-19 variant. Pandemic-related supply chain disruptions and labor shortages intensified during the quarter, resulting in broadly higher input costs for companies and consumers alike. Additionally, the price of oil (West Texas Intermediate) rose to nearly $85 per barrel in October,3 causing higher gas prices for consumers and pushing energy stocks higher. The CPI reported for November increased 0.8%, resulting in a 6.8% increase over the last 12 months, the highest since 1982.2 To combat inflation, the Fed announced a faster pace of tapering at its December meeting, pledging to end its asset purchase program by March 2022. The Fed also announced the potential for three interest rate increases in 2022. With solid corporate earnings and optimism about the COVID-19 Omicron variant reporting milder symptoms, stocks rallied at 2021 year-end.

Equity markets declined in the first quarter of 2022 amid volatility sparked by Russia’s invasion of Ukraine, rising commodity prices, rampant global inflation and the Fed’s shift toward tighter monetary policy. Russia’s invasion exacerbated inflationary pressures, disrupting already strained supply chains and increasing shortages of oil, gas and raw materials. The price of oil rose sharply, with crude prices reaching their highest price per barrel since 2008.3 The CPI rose by 7.9% for the 12 months ended February 28, 2022, the largest 12-month increase since 1982.2 To combat inflation, the Fed raised the federal funds rate by one-quarter percentage point in March, with several more rate increases expected in 2022. As the war in Ukraine continued and corporate earnings in high-profile names, like Netflix reported slowing growth and profits, equity markets sold off for much of the month of April 2022. In this environment, US stocks had flat returns for the fiscal year ended April 30, 2022, of 0.21%, as measured by the S&P 500 Index.4

[1]	Source: US Bureau of Economic Analysis
[2]	Source: US Bureau of Labor Statistics
[3]	Source: Bloomberg L.P.
[4]	Source: Lipper Inc.

3

PWB	Management’s Discussion of Fund Performance
Invesco Dynamic Large Cap Growth ETF (PWB)

As an index fund, the Invesco Dynamic Large Cap Growth ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dynamic Large Cap Growth Intellidex® Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles and maintains the Index, which is comprised of large-capitalization U.S growth stocks that the Index Provider includes principally on the basis of their capital appreciation potential. The Index Provider ranks the 2,000 largest and most liquid U.S. stocks (by market capitalization) traded on the New York Stock Exchange (“NYSE”), NYSE American and The Nasdaq Stock Market for investment potential using a proprietary Index Provider Intellidex model. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2022, on a market price basis, the Fund returned (10.50)%. On a net asset value (“NAV”) basis, the Fund returned (10.55)%. During the same time period, the Index returned (10.06)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period. During this same time period, the Russell 1000® Growth Index returned (5.35)%.

For the fiscal year ended April 30, 2022, the energy sector contributed most significantly to the Fund’s return, followed by the consumer staples and health care sectors, respectively. The information technology sector detracted most significantly from the Fund’s return, followed by the communication services and financials sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2022, included NVIDIA Corp., an information technology company (portfolio average weight of 3.52%) and Costco Wholesale Corp., a consumer staples company (portfolio average weight of 2.33%). Positions that detracted most significantly from the Fund’s return during this period included PayPal Holdings, Inc., an information technology company (no longer held at fiscal year-end) and salesforce.com, Inc., an information technology company (portfolio average weight of 1.51%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2022
Information Technology	48.48
Health Care	13.46
Consumer Discretionary	9.23
Financials	8.44
Energy	7.76
Consumer Staples	5.04
Industrials	3.11
Communication Services	3.06
Materials	1.43
Money Market Funds Plus Other Assets Less Liabilities	(0.01)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2022
Security
Eli Lilly and Co.	4.26
Chevron Corp.	4.13
Tesla, Inc.	3.70
Costco Wholesale Corp.	3.70
Mastercard, Inc., Class A	3.44
Microsoft Corp.	3.37
Visa, Inc., Class A	3.36
Apple, Inc.	3.35
Danaher Corp.	3.29
Accenture PLC, Class A	3.27
Total	35.87

*	Excluding money market fund holdings.

4

Invesco Dynamic Large Cap Growth ETF (PWB) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Dynamic Large Cap Growth Intellidex® Index	(10.06)%	10.24%	33.97%	13.94%	92.02%	14.38%	283.28%	10.15%	425.20%
Russell 1000® Growth Index	(5.35)	16.68	58.84	17.28	121.89	15.56	324.80	11.46	543.12
Fund
NAV Return	(10.55)	9.61	31.69	13.28	86.56	13.71	261.31	9.46	371.35
Market Price Return	(10.50)	9.62	31.71	13.28	86.57	13.71	261.55	9.45	370.70

Fund Inception: March 3, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.56%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

5

PWV	Management’s Discussion of Fund Performance
Invesco Dynamic Large Cap Value ETF (PWV)

As an index fund, the Invesco Dynamic Large Cap Value ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dynamic Large Cap Value Intellidex® Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles and maintains the Index, which is comprised of large-capitalization U.S. value stocks that the Index Provider includes principally on the basis of their capital appreciation potential. The Index Provider ranks the 2,000 largest and most liquid U.S. stocks (by market capitalization) traded on the New York Stock Exchange (“NYSE”), NYSE American and The Nasdaq Stock Market for investment potential using a proprietary Index Provider Intellidex model. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2022, on a market price basis, the Fund returned 7.75%. On a net asset value (“NAV”) basis, the Fund returned 7.75%. During the same time period, the Index returned 8.37%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period. During this same time period, the Russell 1000® Value Index returned 1.32%.

For the fiscal year ended April 30, 2022, the energy sector contributed most significantly to the Fund’s return followed by the health care and consumer staples sectors, respectively. The financials sector detracted most significantly from the Fund’s return, followed by the information technology and communication services sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2022, included Exxon Mobil Corp., an energy company (portfolio average weight of 3.55%) and AbbVie, Inc., a health care company (portfolio average weight of 3.43%). Positions that detracted most significantly from the Fund’s return during this period included Comcast Corp., Class A, a communication services company (portfolio average weight of 3.23%), and Intel Corp., an information technology company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2022
Financials	25.43
Health Care	19.72
Consumer Staples	15.61
Energy	13.75
Information Technology	7.87
Industrials	7.31
Consumer Discretionary	4.11
Sector Types Each Less Than 3%	6.14
Money Market Funds Plus Other Assets Less Liabilities	0.06

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2022
Security
Walmart, Inc.	3.82
Johnson & Johnson	3.82
Exxon Mobil Corp.	3.80
Pfizer, Inc.	3.52
PepsiCo, Inc.	3.48
Procter & Gamble Co. (The)	3.47
AbbVie, Inc.	3.44
Oracle Corp.	3.38
Philip Morris International, Inc.	3.14
Cisco Systems, Inc.	2.97
Total	34.84

*	Excluding money market fund holdings.

6

Invesco Dynamic Large Cap Value ETF (PWV) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Dynamic Large Cap Value Intellidex® Index	8.37%	11.64%	39.14%	8.88%	53.02%	11.60%	199.76%	9.89%	404.44%
Russell 1000® Value Index	1.32	9.58	31.57	9.06	54.26	11.17	188.23	7.67	255.64
Fund
NAV Return	7.75	11.00	36.75	8.29	48.92	10.95	182.58	9.20	352.80
Market Price Return	7.75	10.99	36.72	8.29	48.89	10.96	182.84	9.19	352.21

Fund Inception: March 3, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.58%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

7

EQWL	Management’s Discussion of Fund Performance
Invesco S&P 100 Equal Weight ETF (EQWL)

As an index fund, the Invesco S&P 100 Equal Weight ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 100® Equal Weight Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is an equal- weighted version of the S&P 100® Index. Unlike the S&P 100® Index, which employs a market capitalization weighted methodology, the Index assigns each component security the same weight. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2022, on a market price basis, the Fund returned 0.20%. On a net asset value (“NAV”) basis, the Fund returned 0.46%. During the same time period, the Index returned 0.72%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period.

During this same time period, the S&P 100® Index (the “Benchmark Index”) returned 0.26%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 100 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. large cap market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weight methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the industrials sector and most underweight in the information technology sector during the fiscal year ended April 30, 2022. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s stock selection within the consumer discretionary sector, as well as the Fund’s underweight allocation to the communication services sector.

For the fiscal year ended April 30, 2022, the health care sector contributed most significantly to the Fund’s return, followed by the energy and consumer staples sectors, respectively. The communication services sector detracted most significantly from the Fund’s return, followed by the financials and industrials sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2022, included ConocoPhillips,

an energy company (portfolio average weight of 1.09%) and Chevron Corp., an energy company (portfolio average weight of 1.03%). Positions that detracted most significantly from the Fund’s return during this period included PayPal Holdings, Inc., an information technology company (portfolio average weight of 0.90%) and Netflix, Inc., a communication services company (portfolio average weight of 0.96%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2022
Information Technology	15.82
Health Care	14.69
Financials	14.32
Consumer Staples	12.09
Industrials	11.62
Consumer Discretionary	11.03
Communication Services	8.10
Utilities	4.16
Materials	3.18
Sector Types Each Less Than 3%	4.93
Money Market Funds Plus Other Assets Less Liabilities	0.06

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2022
Security
Kraft Heinz Co. (The)	1.17
Merck & Co., Inc.	1.16
Philip Morris International, Inc.	1.15
Procter & Gamble Co. (The)	1.15
Mastercard, Inc., Class A	1.14
PepsiCo, Inc.	1.14
Coca-Cola Co. (The)	1.14
Linde PLC	1.14
Target Corp.	1.13
Altria Group, Inc.	1.12
Total	11.44

*	Excluding money market fund holdings.

8

Invesco S&P 100 Equal Weight ETF (EQWL) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—S&P 100® Equal Weight Index	0.72%	13.25%	45.24%	13.07%	84.82%	13.76%	263.07%	9.96%	331.93%
S&P 100® Index	0.26	14.87	51.58	14.37	95.68	13.81	264.65	9.52	306.44
Fund
NAV Return	0.46	12.98	44.23	12.80	82.63	13.43	252.62	9.49	304.62
Market Price Return	0.20	12.91	43.94	12.74	82.12	13.41	251.94	9.47	303.54

Fund Inception: December 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2024. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.40% and the net annual operating expense ratio was indicated as 0.25%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—S&P 100® Equal Weight Index is comprised of the performance of the Dynamic Large Cap IntellidexSM Index, the Fund’s underlying index from Fund inception through June 16, 2011, followed by the performance of the RAFI® Fundamental Large Core Index for the period June 16, 2011 through May 22, 2015, followed by the performance of the Russell Top 200® Equal Weight Index for the period May 23, 2015 through June 21, 2019, followed by the performance of the Index for the period June 22, 2019 through April 30, 2022.

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

9

SPGP	Management’s Discussion of Fund Performance
Invesco S&P 500 GARP ETF (SPGP)

As an index fund, the Invesco S&P 500 GARP ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® GARP Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to track the performance of approximately 75 growth stocks in the S&P 500® Index that exhibit quality characteristics and have attractive valuation.

In selecting constituent securities for the Index, the Index Provider first identifies stocks that exhibit growth characteristics by calculating the growth score for each stock in the S&P 500® Index. A stock’s growth score is the average of its: (i) three-year earnings per share (“EPS”) growth, calculated as a company’s three-year EPS compound annual growth rate and (ii) three-year sales per share (“SPS”) growth, calculated as a company’s three-year SPS compound annual growth rate. After adjusting for outliers, the stocks are ranked by growth score and the top 150 stocks remain eligible for inclusion in the Index.

The Index Provider then calculates a quality/value (“QV”) composite score for each of the remaining 150 stocks. A stock’s QV composite score is the average of its: (i) financial leverage ratio, calculated as a company’s latest total debt divided by its book value; (ii) return on equity, calculated as a company’s trailing 12-month EPS divided by its latest book value per share; and (iii) earnings-to-price ratio, calculated as a company’s trailing 12-month EPS divided by its price. In accordance with the Index methodology, the stocks are ranked by QV composite score and the top 75 stocks are included in the Index.

The Underlying Index components are weighted by growth score and no security will have a weight below 0.05% or above 5%. Additionally, each sector will be subject to a maximum weight of 40%. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2022, on a market price basis, the Fund returned 0.94%. On a net asset value (“NAV”) basis, the Fund returned 1.06%. During the same time period, the Index returned 1.40%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period. During this same time period, the S&P 500® Index returned 0.21%.

For the fiscal year ended April 30, 2022, the health care sector contributed most significantly to the Fund’s return, followed by the industrials and information technology sectors, respectively. The communication services sector detracted most significantly from the Fund’s return, followed by the consumer discretionary and financials sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2022, included Fortinet, Inc., an information technology company (portfolio average weight of 2.41%) and Vertex Pharmaceuticals, Inc., a health care company (portfolio average weight of 1.80%). Positions that detracted most significantly from the Fund’s return during this period included Meta Platforms, Inc., Class A, an information technology company (portfolio average weight of 1.61%) and D.R. Horton, Inc., a consumer discretionary company (portfolio average weight of 1.39%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2022
Health Care	31.15
Information Technology	18.86
Financials	17.70
Industrials	13.31
Consumer Discretionary	9.78
Communication Services	5.41
Consumer Staples	3.80
Money Market Funds Plus Other Assets Less Liabilities	(0.01)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2022
Security
Vertex Pharmaceuticals, Inc.	3.03
Cigna Corp.	2.30
Fortinet, Inc.	2.02
Progressive Corp. (The)	1.92
Lockheed Martin Corp.	1.82
Activision Blizzard, Inc.	1.73
DaVita, Inc.	1.72
Dollar General Corp.	1.69
Amgen, Inc.	1.69
Northrop Grumman Corp.	1.66
Total	19.58

*	Excluding money market fund holdings.

10

Invesco S&P 500 GARP ETF (SPGP) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—S&P 500® GARP Index	1.40%	17.43%	61.94%	18.93%	137.92%	16.32%	353.42%	16.32%	417.55%
S&P 500® Index	0.21	13.85	47.56	13.66	89.68	13.67	260.05	13.71	304.39
Fund
NAV Return	1.06	17.02	60.25	18.51	133.77	15.88	336.72	15.89	397.02
Market Price Return	0.94	17.04	60.32	18.50	133.69	15.89	336.93	15.90	397.52

Fund Inception: June 16, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.36%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—S&P 500® GARP Index performance is comprised of the performance of the RAFI® Fundamental Large Growth Index from Fund inception through May 22, 2015, followed by the performance of the Russell Top 200® Pure Growth Index for the period May 23, 2015 through June 21, 2019, followed by the performance of the Index for the period June 22, 2019 through April 30, 2022.

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

11

SPVM	Management’s Discussion of Fund Performance
Invesco S&P 500 Value with Momentum ETF (SPVM)

As an index fund, Invesco S&P 500 Value with Momentum ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P 500® High Momentum Value Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to track the performance of approximately 100 stocks in the S&P 500® Index (the “Parent Index”) that have the highest “value” and “momentum” scores. In general, a value stock tends to trade at a lower price relative to its company’s fundamentals and thus may be considered undervalued by investors and momentum is the tendency of an investment to exhibit persistence in its relative performance. A “momentum style” of investing emphasizes investing in securities that have had better recent performance compared to other securities.

In selecting constituent securities for the Index, the Index Provider first calculates the value score of each stock in the Parent Index by evaluating each stock’s: (i) book value-to-price ratio, calculated using the company’s latest book value per share divided by its price; (ii) earnings-to-price ratio, calculated using the company’s trailing 12-month earnings per share divided by its price; and (iii) sales-to-price ratio, calculated using the company’s trailing 12-month sales per share divided by its price.

After ranking the constituent securities by value score, the Index Provider selects the 200 highest-ranking securities and calculates a momentum score for each security. A security’s momentum score is based on upward price movements of the security as compared to other eligible securities within the remaining constituent universe. After ranking the remaining constituent universe by momentum score, the 100 highest-ranking securities are included in the Index and weighted by value score. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2022, on a market price basis, the Fund returned 6.80%. On a net asset value (“NAV”) basis, the Fund returned 6.94%. During the same time period, the Index returned 7.38%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period. During this same time period, the S&P 500® Index returned 0.21%.

For the fiscal year ended April 30, 2022, the energy sector contributed most significantly to the Fund’s return, followed by the materials and financials sectors, respectively. The communication services sector detracted most significantly from the Fund’s return, followed by the consumer discretionary and utilities sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2022, included Mosaic Co. (The), a materials company (portfolio average weight of 1.53%) and Ford Motor Co., a consumer discretionary company (portfolio average weight of 1.54%). Positions that detracted most significantly from the Fund’s return during this period included General Motors Co., a consumer discretionary company (portfolio average weight of 1.41%) and DISH Network Corp., Class A, a communication services company (portfolio average weight of 1.20%)

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2022
Financials	44.09
Energy	13.35
Consumer Discretionary	9.36
Materials	9.08
Industrials	6.50
Health Care	5.55
Consumer Staples	3.60
Sector Types Each Less Than 3%	8.38
Money Market Funds Plus Other Assets Less Liabilities	0.09

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2022
Security
Marathon Petroleum Corp.	2.72
Mosaic Co. (The)	2.46
Archer-Daniels-Midland Co.	2.16
Prudential Financial, Inc.	2.02
Nucor Corp.	1.81
Valero Energy Corp.	1.80
Allstate Corp. (The)	1.75
Assurant, Inc.	1.74
MetLife, Inc.	1.72
LyondellBasell Industries N.V., Class A	1.70
Total	19.88

*	Excluding money market fund holdings.

12

Invesco S&P 500 Value with Momentum ETF (SPVM) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—S&P 500® High Momentum Value Index	7.38%	11.33%	38.00%	10.46%	64.43%	12.65%	228.96%	12.13%	247.21%
S&P 500® Index	0.21	13.85	47.56	13.66	89.68	13.67	260.05	13.71	304.39
Fund
NAV Return	6.94	10.90	36.38	10.02	61.21	12.22	216.66	11.70	233.02
Market Price Return	6.80	10.86	36.25	9.98	60.92	12.21	216.60	11.70	233.14

Fund Inception: June 16, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2024. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.57% and the net annual operating expense ratio was indicated as 0.39%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—S&P 500® High Momentum Value Index performance is comprised of the performance of the RAFI® Fundamental Large Value Index from Fund inception through May 22, 2015, followed by the performance of the Russell Top 200® Pure Value Index for the period May 23, 2015 through June 21, 2019, followed by the performance of the Index for the period June 22, 2019 through April 30, 2022.

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

13

XMMO	Management’s Discussion of Fund Performance
Invesco S&P MidCap Momentum ETF (XMMO)

As an index fund, Invesco S&P MidCap Momentum ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P MidCap 400® Momentum Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is composed of constituents of the S&P MidCap 400® Index (the “Parent Index”) that have the highest “momentum score.” In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum style” of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on upward price movements of the security as compared to other eligible securities within the Parent Index.

In selecting constituent securities for the Index, the Index Provider first calculates the momentum score of each stock in the Parent Index by evaluating the percentage change in the stock’s price over the last 12 months, excluding the most recent month, and applying an adjustment based on the security’s volatility over that period. Approximately 80 of the securities with the highest momentum score are included in the Index. The Index uses a modified market capitalization-weighted strategy and weights securities by multiplying each security’s market capitalization and momentum score. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2022, on a market price basis, the Fund returned (3.49)%. On a net asset value (“NAV”) basis, the Fund returned (3.50)%. During the same time period, the Index returned (3.19)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period. During this same time period, the S&P MidCap 400® Index returned (7.03)%.

For the fiscal year ended April 30, 2022, the health care sector contributed most significantly to the Fund’s return, followed by the materials and energy sectors, respectively. The consumer discretionary sector detracted most significantly from the Fund’s return, followed by the consumer staples and financials sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2022, included Avis Budget Group, Inc., an industrials company (portfolio average weight 1.17%) and Repligen Corp., a health care company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included GameStop Corp., Class A, a consumer discretionary company (no longer held at fiscal year-end) and Boston Beer Co., Inc. (The), Class A, a consumer staples company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2022
Real Estate	21.09
Industrials	20.78
Financials	16.36
Materials	11.53
Energy	8.33
Consumer Discretionary	7.08
Information Technology	6.36
Utilities	5.44
Sector Types Each Less Than 3%	2.96
Money Market Funds Plus Other Assets Less Liabilities	0.07

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2022
Security
Targa Resources Corp.	4.95
Alcoa Corp.	3.68
Carlisle Cos., Inc.	3.24
Life Storage, Inc.	3.20
Rexford Industrial Realty, Inc.	3.04
Avis Budget Group, Inc.	2.60
Steel Dynamics, Inc.	2.59
American Financial Group, Inc.	2.58
Jones Lang LaSalle, Inc.	2.44
Builders FirstSource, Inc.	2.32
Total	30.64

*	Excluding money market fund holdings.

14

Invesco S&P MidCap Momentum ETF (XMMO) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—S&P MidCap 400® Momentum Index	(3.19)%	12.78%	43.47%	19.68%	145.54%	14.96%	303.19%	11.50%	547.32%
S&P MidCap 400® Index	(7.03)	9.91	32.78	9.29	55.94	11.40	194.47	9.58	380.44
Fund
NAV Return	(3.50)	12.39	41.95	19.26	141.26	14.54	288.72	10.95	494.65
Market Price Return	(3.49)	12.38	41.93	19.27	141.33	14.55	289.16	10.94	494.02

Fund Inception: March 3, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.33%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—S&P MidCap 400® Momentum Index is comprised of the performance of the Dynamic Mid Cap Growth IntellidexSM Index, the Fund’s underlying index from Fund inception through June 16, 2011, followed by the performance of the RAFI® Fundamental Mid Growth Index for the period June 16, 2011 through May 22, 2015, followed by the performance of the Russell Midcap 400® Pure Growth Index for the period May 23, 2015 through June 21, 2019, followed by the performance of the Index for the period June 22, 2019 through April 30, 2022.

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

15

XMHQ	Management’s Discussion of Fund Performance
Invesco S&P MidCap Quality ETF (XMHQ)

As an index fund, Invesco S&P MidCap Quality ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P MidCap 400® Quality Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (the “Index Provider”) first calculates the quality score of each security in the S&P MidCap 400® Index (the “Parent Index”). Each component stock’s quality score is based on a composite of the following three equally-weighted factors: (1) return-on-equity (calculated as the company’s trailing 12-month earnings per share divided by the company’s latest book value per share); (2) accruals ratio (computed using the change of the company’s net operating assets over the last year divided by the company’s average net operating assets over the last two years); and (3) financial leverage ratio (calculated as the company’s latest total debt divided by the company’s book value). Based on this criteria, the Index Provider selects the 80 stocks from the Parent Index with the highest quality score for inclusion in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2022, on a market price basis, the Fund returned (9.07)%. On a net asset value (“NAV”) basis, the Fund returned (9.16)%. During the same time period, the Index returned (8.92)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period. During this same time period, the S&P MidCap 400® Index returned (7.03)%.

For the fiscal year ended April 30, 2022, the health care sector contributed most significantly to the Fund’s return, followed by the energy and real estate sectors, respectively. The consumer discretionary sector detracted most significantly from the Fund’s return, followed by the industrials and information technology sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2022, included Molina Healthcare, Inc., a health care company (no longer held at fiscal year-end) and Signature Bank, a financials company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included YETI Holdings, Inc., a consumer discretionary company (portfolio average weight of 1.78%) and Universal Display Corp., an information technology company (portfolio average weight of 1.77%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2022
Financials	30.46
Consumer Discretionary	22.75
Industrials	14.21
Information Technology	14.01
Materials	9.16
Health Care	4.93
Sector Types Each Less Than 3%	4.41
Money Market Funds Plus Other Assets Less Liabilities	0.07

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2022
Security
Williams-Sonoma, Inc.	3.32
Cognex Corp.	2.87
Manhattan Associates, Inc.	2.70
East West Bancorp, Inc.	2.68
Reliance Steel & Aluminum Co.	2.48
Deckers Outdoor Corp.	2.15
Cullen/Frost Bankers, Inc.	2.15
Louisiana-Pacific Corp.	2.06
American Financial Group, Inc.	1.98
Owens Corning	1.87
Total	24.26

*	Excluding money market fund holdings.

16

Invesco S&P MidCap Quality ETF (XMHQ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—S&P MidCap 400® Quality Index	(8.92)%	13.13%	44.80%	11.62%	73.30%	12.00%	210.69%	8.54%	253.78%
S&P MidCap 400® Index	(7.03)	9.91	32.78	9.29	55.94	11.40	194.47	9.24	290.58
Fund
NAV Return	(9.16)	12.85	43.72	11.36	71.27	11.69	202.18	8.10	232.00
Market Price Return	(9.07)	12.94	44.05	11.40	71.60	11.71	202.52	8.11	232.76

Fund Inception: December 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2024. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.37% and the net annual operating expense ratio was indicated as 0.25%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—S&P MidCap 400® Quality Index is comprised of the performance of the Dynamic Mid Cap IntellidexSM Index, the Fund’s underlying index from Fund inception through June 16, 2011, followed by the performance of the RAFI® Fundamental Mid Core Index for the period June 16, 2011 through May 22, 2015, followed by the performance of the Russell Midcap 400® Equal Weight Index for the period May 23, 2015 through June 21, 2019, followed by the performance of the Index for the period June 22, 2019 through April 30, 2022.

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

17

XMVM	Management’s Discussion of Fund Performance
Invesco S&P MidCap Value with Momentum ETF (XMVM)

As an index fund, Invesco S&P MidCap Value with Momentum ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P MidCap 400® High Momentum Value Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to track the performance of approximately 80 stocks in the S&P MidCap 400® Index (the “Parent Index”) that have the highest “value” and “momentum” scores. In general, a value stock tends to trade at a lower price relative to its company’s fundamentals and thus may be considered undervalued by investors and momentum is the tendency of an investment to exhibit persistence in its relative performance. A “momentum style” of investing emphasizes investing in securities that have had better recent performance compared to other securities.

In selecting constituent securities for the Index, the Index Provider first calculates the value score of each stock in the Parent Index by averaging each stock’s: (i) book value-to-price ratio, calculated using the company’s latest book value per share divided by its price; (ii) earnings-to-price ratio, calculated using the company’s trailing 12-month earnings per share divided by its price; and (iii) sales-to-price ratio, calculated using the company’s trailing 12-month sales per share divided by its price.

The Index Provider selects the 160 securities with the highest- ranking value scores and calculates a momentum score for each security. A security’s momentum score is based on upward price movements of the security as compared to other eligible securities within the remaining constituent universe. The Index Provider then ranks the 160 remaining securities by momentum score and selects the 80 highest-ranking securities for inclusion in the Index. The component securities are weighted by value score. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2022, on a market price basis, the Fund returned (2.67)%. On a net asset value (“NAV”) basis, the Fund returned (2.51)%. During the same time period, the Index returned (2.11)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period. During this same time period, the S&P MidCap 400® Index returned (7.03)%.

For the fiscal year ended April 30, 2022, the materials sector contributed most significantly to the Fund’s return, followed by the consumer staples and health care sectors, respectively. The consumer discretionary sector detracted most significantly from the Fund’s return, followed by the financials and industrials sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2022, included Builders FirstSource Inc., an industrials company (portfolio average weight of 1.69%) and United States Steel Corp., an industrials company (portfolio average weight 1.84%). Positions that detracted most significantly from the Fund’s return during this period included Dana Inc., a consumer discretionary company (portfolio average weight of 1.35%) and Adient PLC, a consumer discretionary company (portfolio average weight of 1.35%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2022
Financials	33.14
Materials	16.92
Consumer Discretionary	15.72
Industrials	14.92
Information Technology	12.00
Sector Types Each Less Than 3%	7.34
Money Market Funds Plus Other Assets Less Liabilities	(0.04)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2022
Security
United States Steel Corp.	3.92
Avnet, Inc.	2.80
Steel Dynamics, Inc.	2.35
Cleveland-Cliffs, Inc.	2.25
Graham Holdings Co., Class B	2.20
Kohl’s Corp.	2.08
Commercial Metals Co.	2.07
Arrow Electronics, Inc.	1.97
Reliance Steel & Aluminum Co.	1.92
Old Republic International Corp.	1.88
Total	23.44

*	Excluding money market fund holdings.

18

Invesco S&P MidCap Value with Momentum ETF (XMVM) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2022

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
Blended—S&P MidCap 400® High Momentum Value Index	(2.11)%	13.58%	46.51%	10.16%	62.22%	12.74%	231.76%	9.01%	339.60%
S&P MidCap 400® Index	(7.03)	9.91	32.78	9.29	55.94	11.40	194.47	9.58	380.44
Fund
NAV Return	(2.51)	13.21	45.08	9.77	59.39	12.34	220.17	8.45	302.37
Market Price Return	(2.67)	13.25	45.25	9.78	59.47	12.36	220.72	8.45	302.11

Fund Inception: March 3, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2024. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.46% and the net annual operating expense ratio was indicated as 0.39%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—S&P MidCap 400® High Momentum Value Index is comprised of the performance of the Dynamic Mid Cap Value IntellidexSM Index, the Fund’s underlying index from Fund inception through June 16, 2011, followed by the performance of the RAFI® Fundamental Mid Value Index for the period June 16, 2011 through May 22, 2015, followed by the performance of the Russell MidCap® Pure Value Index for the period May 23, 2015 through June 21, 2019, followed by the performance of the Index for the period June 22, 2019 through April 30, 2022.

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

19

XSMO	Management’s Discussion of Fund Performance
Invesco S&P SmallCap Momentum ETF (XSMO)

As an index fund, Invesco S&P SmallCap Momentum ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Momentum Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is composed of constituents of the S&P SmallCap 600® Index (the “Parent Index”) that have the highest “momentum score.” In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum style” of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on upward price movements of the security as compared to other eligible securities within the Parent Index.

In selecting constituent securities for the Index, the Index Provider first calculates the momentum score of each stock in the Parent Index by evaluating the percentage change in the stock’s price over the last 12 months, excluding the most recent month, and applying an adjustment based on the security’s volatility over that period. Approximately 120 of the securities with the highest momentum score are included in the Index. The Index uses a modified market capitalization-weighted strategy and weights securities by multiplying each security’s market capitalization and momentum score, subject to security and sector constraints. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2022, on a market price basis, the Fund returned (5.72)%. On a net asset value (“NAV”) basis, the Fund returned (5.78)%. During the same time period, the Index returned (5.39)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period. During this same time period, the S&P SmallCap 600® Index returned (8.54)%.

For the fiscal year ended April 30, 2022, the energy sector contributed most significantly to the Fund’s return, followed by the materials and communication services sectors, respectively. The health care sector detracted most significantly from the Fund’s return, followed by the consumer discretionary and financials sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2022, included Matador Resources Co., an energy company (no longer held at fiscal year-end) and Range Resources Corp., an energy company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included Apollo Medical Holdings, Inc., a health care company (portfolio average weight of 0.99%) and Joint Corp. (The), a health care company (portfolio average weight 0.36%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2022
Financials	29.19
Industrials	19.22
Real Estate	12.51
Information Technology	10.70
Energy	9.34
Health Care	4.62
Consumer Staples	4.50
Materials	4.39
Consumer Discretionary	4.00
Sector Types Each Less Than 3%	1.46
Money Market Funds Plus Other Assets Less Liabilities	0.07

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2022
Security
Independence Realty Trust, Inc.	4.02
SM Energy Co.	3.13
Civitas Resources, Inc.	2.91
ServisFirst Bancshares, Inc.	2.85
ExlService Holdings, Inc.	2.43
LXP Industrial Trust	2.03
UFP Industries, Inc.	1.90
Perficient, Inc.	1.84
Signet Jewelers Ltd.	1.74
Assured Guaranty Ltd.	1.74
Total	24.59

*	Excluding money market fund holdings.

20

Invesco S&P SmallCap Momentum ETF (XSMO) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—S&P SmallCap 600® Momentum Index	(5.39)%	10.16%	33.69%	11.98%	76.10%	11.59%	199.30%	7.93%	270.50%
S&P SmallCap 600® Index	(8.54)	9.15	30.06	8.91	53.22	11.79	204.75	9.22	354.05
Fund
NAV Return	(5.78)	9.72	32.07	11.74	74.21	11.31	192.09	7.46	243.89
Market Price Return	(5.72)	9.68	31.95	11.74	74.19	11.32	192.29	7.45	243.09

Fund Inception: March 3, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2024. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.40% and the net annual operating expense ratio was indicated as 0.39%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—S&P SmallCap 600® Momentum Index is comprised of the performance of the Dynamic Small Cap Growth IntellidexSM Index, the Fund’s underlying index from Fund inception through June 16, 2011, followed by the performance of the RAFI® Fundamental Small Growth Index for the period June 16, 2011 through May 22, 2015, followed by the performance of the Russell 2000® Pure Growth Index for the period May 23, 2015 through June 21, 2019, followed by the performance of the Index for the period June 22, 2019 through April 30, 2022.

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

21

XSVM	Management’s Discussion of Fund Performance
Invesco S&P SmallCap Value with Momentum ETF (XSVM)

As an index fund, Invesco S&P SmallCap Value with Momentum ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® High Momentum Value Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to track the performance of approximately 120 stocks in the S&P SmallCap 600® Index (the “Parent Index”) that have the highest “value” and “momentum” scores. In general, a value stock tends to trade at a lower price relative to its issuer’s fundamentals and thus may be considered undervalued by investors and momentum is the tendency of an investment to exhibit persistence in its relative performance. A “momentum style” of investing emphasizes investing in securities that have had better recent performance compared to other securities.

In selecting constituent securities for the Index, the Index Provider first calculates the value score of each stock in the Parent Index by averaging each stock’s: (i) book value-to-price ratio, calculated using the company’s latest book value per share divided by its price; (ii) earnings-to-price ratio, calculated using the company’s trailing 12-month earnings per share divided by its price; and (iii) sales-to-price ratio, calculated using the company’s trailing 12-month sales per share divided by its price.

The Index Provider selects the 240 securities with the highest- ranking value scores and calculates a momentum score for each security. A security’s momentum score is based on upward price movements of the security as compared to other eligible securities within the remaining constituent universe. The Index Provider then ranks the 240 securities by momentum score and selects the 120 highest-ranking securities for inclusion in the Index. The component securities are weighted by value score. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2022, on a market price basis, the Fund returned 3.04%. On a net asset value (“NAV”) basis, the Fund returned 3.18%. During the same time period, the Index returned 3.58%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period. During this same time period, the S&P SmallCap 600® Index returned (8.54)%.

For the fiscal year ended April 30, 2022, the industrials sector contributed most significantly to the Fund’s return, followed by the energy and consumer staples sectors, respectively. The consumer discretionary sector detracted most significantly from the Fund’s return, followed by the real estate and communication services sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2022, included Veritiv Corp., an industrials company (portfolio average weight of 1.73%) and GameStop Corp., Class A, a consumer discretionary company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included Rayonier Advanced Materials, Inc., a materials company (portfolio average weight of 1.56%) and Realogy Holdings Corp., a real estate company (portfolio average weight of 1.41%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2022
Financials	34.05
Consumer Discretionary	15.10
Industrials	14.65
Materials	12.11
Energy	5.64
Consumer Staples	5.40
Health Care	3.55
Information Technology	3.43
Communication Services	3.38
Real Estate	2.62
Money Market Funds Plus Other Assets Less Liabilities	0.07

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2022
Security
Olympic Steel, Inc.	3.21
PBF Energy, Inc., Class A	2.63
Andersons, Inc. (The)	2.19
Rayonier Advanced Materials, Inc.	1.80
Titan International, Inc.	1.63
Fresh Del Monte Produce, Inc.	1.62
ODP Corp. (The)	1.58
Mercer International, Inc.	1.57
TimkenSteel Corp.	1.56
SunCoke Energy, Inc.	1.44
Total	19.23

*	Excluding money market fund holdings.

22

Invesco S&P SmallCap Value with Momentum ETF (XSVM) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—S&P SmallCap 600® High Momentum Value Index	3.58%	20.60%	75.42%	13.74%	90.39%	14.29%	280.34%	9.51%	375.58%
S&P SmallCap 600® Index	(8.54)	9.15	30.06	8.91	53.22	11.79	204.75	9.22	354.05
Fund
NAV Return	3.18	20.15	73.47	13.38	87.32	13.97	269.70	9.00	338.75
Market Price Return	3.04	20.16	73.50	13.38	87.35	13.98	270.05	8.99	338.16

Fund Inception: March 3, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2024. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.41% and the net annual operating expense ratio was indicated as 0.39%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—S&P SmallCap 600® High Momentum Value Index is comprised of the performance of the Dynamic Small Cap Value IntellidexSM Index, the Fund’s underlying index from Fund inception through June 16, 2011, followed by the performance of the RAFI® Fundamental Small Value Index for the period June 16, 2011 through May 22, 2015, followed by the performance of the Russell 2000® Pure Value Index for the period May 23, 2015 through June 21, 2019, followed by the performance of the Index for the period June 22, 2019 through April 30, 2022.

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

23

CZA	Management’s Discussion of Fund Performance
Invesco Zacks Mid-Cap ETF (CZA)

As an index fund, the Invesco Zacks Mid-Cap ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Zacks Mid-Cap Core Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index, as well as American depositary receipts (“ADRs”) that represent securities in the Index.

Strictly in accordance with its guidelines and mandated procedures, Zacks Investment Research, Inc. (the “Index Provider”) compiles and maintains the Index, which is composed of 100 securities that the Index Provider selects from a universe of mid-capitalization securities including common stocks, master limited partnerships (“MLPs”), ADRs, real estate investment trusts (“REITS”) and business development companies (“BDCs”). The depositary receipts included in the Index may be sponsored or unsponsored. The Index Provider seeks to identify companies with potentially superior risk- return profiles by using a proprietary strategy that evaluates stocks on multiple factors, including their high long-term earnings growth rate, price earnings ratio and short interest.

The Fund may invest directly in one or more underlying securities represented by depositary receipts included in the Index under the following limited circumstances: (a) when market conditions result in the underlying security providing improved liquidity relative to the depositary receipt; (b) when a depositary receipt is trading at a significantly different price than its underlying security; or (c) the timing of trade executions is improved due to the local market in which an underlying security is traded being open at different times than the market in which the security’s corresponding depositary receipt is traded. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2022, on a market price basis, the Fund returned 2.12%. On a net asset value (“NAV”) basis, the Fund returned 1.82%. During the same time period, the Index returned 2.59%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period.

During this same time period, the Russell Midcap® Index (the “Benchmark Index”) returned (6.10)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 800 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. mid- cap equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the utilities sector and most underweight in the information technology sector during the fiscal year ended April 30, 2022. The majority of the Fund’s outperformance relative to the securities Benchmark Index during the period can be attributed to the Fund’s selection in the financials and health care sectors, respectively.

For the fiscal year ended April 30, 2022, the materials sector was the primary sector that contributed to the Fund’s return, followed by financials and utilities sectors, respectively. The greatest detractor from the Fund’s performance was the industrials sector, followed by the information technology sector.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2022, included Mosaic Co. (The), a materials company (no longer held at fiscal year-end) and CF Industries Holdings, Inc., a materials company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included Skyworks Solutions, Inc., an information technology company (portfolio average weight of 1.39%) and Rocket Cos., Inc., Class A, a financials company (portfolio average weight of 0.55%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2022
Industrials	22.04
Utilities	15.49
Information Technology	14.06
Health Care	11.72
Financials	11.63
Materials	10.11
Real Estate	7.71
Consumer Discretionary	3.16
Sector Types Each Less Than 3%	4.00
Money Market Funds Plus Other Assets Less Liabilities	0.08

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2022
Security
Royalty Pharma PLC, Class A	2.18
W.W. Grainger, Inc.	2.04
DTE Energy Co.	2.01
Edison International	1.99
Zimmer Biomet Holdings, Inc.	1.98
Church & Dwight Co., Inc.	1.89
Ameren Corp.	1.87
Entergy Corp.	1.85
CDW Corp.	1.82
Martin Marietta Materials, Inc.	1.75
Total	19.38

*	Excluding money market fund holdings.

24

Invesco Zacks Mid-Cap ETF (CZA) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Zacks Mid-Cap Core Index	2.59%	10.45%	34.75%	10.91%	67.86%	12.71%	230.94%	10.73%	364.91%
Russell Midcap® Index	(6.10)	10.48	34.85	10.66	65.94	11.99	210.32	8.81	257.12
Fund
NAV Return	1.82	9.64	31.80	10.11	61.87	11.92	208.39	9.88	314.21
Market Price Return	2.12	9.70	32.02	10.14	62.10	11.96	209.61	9.90	315.36

Guggenheim Mid-Cap Core ETF (Predecessor Fund) Inception: April 2, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.69%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

25

CVY	Management’s Discussion of Fund Performance
Invesco Zacks Multi-Asset Income ETF (CVY)

As an index fund, the Invesco Zacks Multi-Asset Income ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Zacks Multi-Asset Income Index (the “Index”). The Fund will invest at least 90% of its total assets in the securities that comprise the Index, as well as American Depositary Receipts (“ADRs”) that represent securities in the Index.

Strictly in accordance with its guidelines and mandated procedures, Zacks Investment Research, Inc. (the “Index Provider”) compiles and maintains the Index, which is composed of securities that the Index Provider selects from a universe of domestic and international companies listed on major U.S. exchanges. The Index Provider seeks to identify companies with potentially high income and superior risk-return profiles by using a proprietary strategy that evaluates stocks on multiple factors, including dividend yield and risk adjusted return. The securities comprising the Index include stocks of large, medium and small-sized companies and may include U.S. listed common stocks paying dividends, ADRs, real estate investment trusts (“REITs”), master limited partnerships (“MLPs”), closed-end funds and traditional preferred stocks.

The Fund may invest directly in one or more underlying securities represented by depositary receipts included in the Underlying Index under the following limited circumstances: (a) when market conditions result in the underlying security providing improved liquidity relative to the depositary receipt; (b) when a depositary receipt is trading at a significantly different price than its underlying security; or (c) the timing of trade executions is improved due to the local market in which an underlying security is traded being open at different times than the market in which the security’s corresponding depositary receipt is traded. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2022, on a market price basis, the Fund returned (3.54)%. On a net asset value (“NAV”) basis, the Fund returned (3.30)%. During the same time period, the Index returned (2.61)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period, partially offset by income received from the securities lending program in which the Fund participates.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 0.21%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 505 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the information technology sector during the fiscal year ended April 30, 2022. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s security selection within the financials sector, along with its underweight allocation to the health care sector.

For the fiscal year ended April 30, 2022, the energy sector contributed most significantly to the Fund’s return, followed by the materials sector. The financials sector detracted most significantly from the Fund’s return, followed by the consumer discretionary sector.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2022, included Alliance Resource Partners L.P., an energy company (portfolio average weight of 0.58%) and EQT Corp., an energy company (portfolio average weight of 0.25%). Positions that detracted most significantly from the Fund’s return during this period included Citigroup, Inc., a financials company (portfolio average weight of 0.84) and Big 5 Sporting Goods Corp., a consumer discretionary company (portfolio average weight of 0.35%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2022
Financials	35.29
Energy	17.45
Real Estate	10.39
Closed-End Funds	9.88
Consumer Discretionary	8.96
Materials	5.76
Sector Types Each Less Than 3%	12.12
Money Market Funds Plus Other Assets Less Liabilities	0.15

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2022
Security
EQT Corp.	1.91
Black Stone Minerals L.P.	1.51
Gerdau S.A., ADR	1.21
Alliance Resource Partners L.P.	1.20
Suburban Propane Partners L.P.	1.18
Welltower, Inc.	1.18
Dominion Energy, Inc., Series A, Conv. Pfd., 7.25%	1.16
Bristol-Myers Squibb Co.	1.16
NuStar Energy L.P.	1.15
Kimco Realty Corp.	1.14
Total	12.80

*	Excluding money market fund holdings.

26

Invesco Zacks Multi-Asset Income ETF (CVY) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Zacks Multi-Asset Income Index	(2.61)%	4.62%	14.50%	6.04%	34.10%	5.59%	72.28%	5.22%	121.36%
S&P 500® Index	0.21	13.85	47.56	13.66	89.68	13.67	260.05	9.80	330.30
Fund
NAV Return	(3.30)	4.03	12.58	5.40	30.09	4.92	61.61	4.43	96.70
Market Price Return	(3.54)	3.94	12.29	5.33	29.67	4.91	61.47	4.42	96.29

Guggenheim Multi-Asset Income ETF (Predecessor Fund) Inception: September 21, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 1.00%, including acquired fund fees and expenses of 0.27%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund

Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

27

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Funds have adopted and implemented a liquidity risk management program (the “Program”). The Program is reasonably designed to assess and manage the Funds’ liquidity risk, which is the risk that the Funds could not meet redemption requests without significant dilution of remaining investors’ interests in the Funds. The Board of Trustees of the Funds (the “Board”) has appointed Invesco Capital Management LLC (“Invesco”), the Funds’ investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco and its affiliates.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Funds’ liquidity risk that takes into account, as relevant to the Funds’ liquidity risk: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements; (4) the relationship between the Funds’ portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (5) the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio. The Liquidity Rule also requires the classification of each Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. Each Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, a Fund may not acquire an investment if, immediately after the acquisition, over 15% of such Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of such Fund’s assets.

At a meeting held on March 15, 2022, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2021 through December 31, 2021 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus pandemic on the Funds and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

●	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Funds’ liquidity risk and was operated effectively to achieve that goal;

●	Each Fund’s investment strategy remained appropriate for an open-end fund;

●	Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

●	The Funds did not breach the 15% limit on Illiquid Investments; and

●	The Funds primarily held Highly Liquid Investments and therefore have not adopted an HLIM.

28

Invesco Dynamic Large Cap Growth ETF (PWB)

April 30, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.01%
Communication Services-3.06%
Alphabet, Inc., Class A(b)	8,236	$18,796,117

Consumer Discretionary-9.23%
Ford Motor Co.	530,943	7,518,153
Lowe’s Cos., Inc.	42,786	8,460,076
Marriott International, Inc., Class A(b)	53,028	9,413,530
O’Reilly Automotive, Inc.(b)	14,063	8,529,913
Tesla, Inc.(b)	26,075	22,705,067

		56,626,739

Consumer Staples-5.04%
Costco Wholesale Corp.	42,663	22,684,770
Estee Lauder Cos., Inc. (The), Class A	31,053	8,199,855

		30,884,625

Energy-7.76%
Chevron Corp.	161,781	25,346,229
Occidental Petroleum Corp.	239,551	13,196,865
Schlumberger N.V	232,104	9,054,377

		47,597,471

Financials-8.44%
American Express Co.	47,688	8,331,570
Apollo Global Management, Inc.	145,247	7,227,491
Blackstone, Inc., Class A	75,487	7,667,215
Charles Schwab Corp. (The)	108,540	7,199,458
Coinbase Global, Inc., Class A(b)(c)	51,932	5,853,256
KKR & Co., Inc., Class A	158,196	8,063,250
MSCI, Inc.	17,619	7,422,004

		51,764,244

Health Care-13.46%
Agilent Technologies, Inc.	70,352	8,390,883
Danaher Corp.	80,458	20,205,417
Eli Lilly and Co.	89,575	26,167,545
IDEXX Laboratories, Inc.(b)	18,779	8,083,984
IQVIA Holdings, Inc.(b)	40,539	8,837,097
Vertex Pharmaceuticals, Inc.(b)	39,890	10,898,746

		82,583,672

Industrials-3.11%
Cintas Corp.	24,803	9,853,240
CSX Corp.	268,112	9,206,966

		19,060,206

Information Technology-48.48%
Accenture PLC, Class A	66,714	20,038,217
Adobe, Inc.(b)	48,851	19,342,553
Advanced Micro Devices, Inc.(b)	185,218	15,839,843
Amphenol Corp., Class A	122,503	8,758,965
Apple, Inc.	130,360	20,551,254
Applied Materials, Inc.	70,480	7,777,468

	Shares	Value
Information Technology-(continued)
Arista Networks, Inc.(b)	75,357	$8,709,008
Automatic Data Processing, Inc.	45,913	10,017,298
Cadence Design Systems, Inc.(b)	67,892	10,241,508
Fortinet, Inc.(b)	30,869	8,921,450
Intuit, Inc.	18,987	7,950,806
KLA Corp.	25,799	8,236,589
Mastercard, Inc., Class A	58,167	21,136,724
Microchip Technology, Inc.	127,866	8,336,863
Micron Technology, Inc.	101,365	6,912,079
Microsoft Corp.	74,456	20,663,029
NVIDIA Corp.	91,580	16,985,343
NXP Semiconductors N.V. (China)	49,025	8,378,373
Palo Alto Networks, Inc.(b)	19,308	10,837,194
salesforce.com, inc.(b)	109,771	19,313,110
Synopsys, Inc.(b)	31,710	9,094,111
Visa, Inc., Class A(c)	96,781	20,626,935
Workday, Inc., Class A(b)	42,084	8,698,763

		297,367,483

Materials-1.43%
Freeport-McMoRan, Inc.	216,707	8,787,469

Total Common Stocks & Other Equity Interests (Cost $622,479,483)		613,468,026

Money Market Funds-0.00%
Invesco Government & Agency Portfolio, Institutional Class, 0.35%(d)(e) (Cost $14,052)	14,052	14,052

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.01% (Cost $622,493,535)		613,482,078

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-3.27%
Invesco Private Government Fund, 0.40%(d)(e)(f)	6,011,107	6,011,107
Invesco Private Prime Fund, 0.35%(d)(e)(f)	14,017,490	14,017,490

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $20,027,762)		20,028,597

TOTAL INVESTMENTS IN SECURITIES-103.28% (Cost $642,521,297)		633,510,675
OTHER ASSETS LESS LIABILITIES-(3.28)%		(20,093,101)

NET ASSETS-100.00%		$613,417,574

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Invesco Dynamic Large Cap Growth ETF (PWB)–(continued)

April 30, 2022

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2022.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2022.

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$155,781	$5,744,696	$(5,886,425)	$-	$-	$14,052	$134
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	5,428,858	138,773,050	(138,190,801)	-	-	6,011,107	5,574	*
Invesco Private Prime Fund	8,143,287	264,864,055	(258,979,935)	835	(10,752)	14,017,490	22,128	*

Total	$13,727,926	$409,381,801	$(403,057,161)	$835	$(10,752)	$20,042,649	$27,836

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Invesco Dynamic Large Cap Value ETF (PWV)

April 30, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.94%
Communication Services-2.89%
Comcast Corp., Class A	582,545	$23,161,989

Consumer Discretionary-4.11%
AutoZone, Inc.(b)	6,331	12,380,081
eBay, Inc.	212,844	11,050,860
General Motors Co.(b)	251,001	9,515,448

		32,946,389

Consumer Staples-15.61%
Archer-Daniels-Midland Co.	152,723	13,677,872
PepsiCo, Inc.	162,435	27,891,714
Philip Morris International, Inc.	251,814	25,181,400
Procter & Gamble Co. (The)	173,154	27,799,874
Walmart, Inc.	200,402	30,659,502

		125,210,362

Energy-13.75%
Exxon Mobil Corp.	357,607	30,485,997
Kinder Morgan, Inc.	709,736	12,881,708
Marathon Petroleum Corp.	155,238	13,546,068
Phillips 66	139,598	12,111,522
Pioneer Natural Resources Co.(c)	53,199	12,367,172
Valero Energy Corp.	136,724	15,241,991
Williams Cos., Inc. (The)	396,910	13,610,044

		110,244,502

Financials-25.43%
American International Group, Inc.	190,531	11,147,969
Bank of America Corp.	600,133	21,412,745
Bank of New York Mellon Corp. (The)	210,964	8,873,146
BlackRock, Inc.	15,758	9,843,707
Capital One Financial Corp.	76,741	9,563,463
Chubb Ltd.	57,780	11,928,681
CME Group, Inc., Class A	49,227	10,797,450
Goldman Sachs Group, Inc. (The)	34,089	10,413,849
JPMorgan Chase & Co.	180,024	21,487,665
MetLife, Inc.	170,235	11,181,035
Morgan Stanley	288,585	23,257,065
Prudential Financial, Inc.	104,077	11,293,395
SVB Financial Group(b)	19,329	9,425,594
Travelers Cos., Inc. (The)	68,614	11,737,111
Wells Fargo & Co.	494,681	21,582,932

		203,945,807

Health Care-19.72%
AbbVie, Inc.	187,863	27,593,317
Anthem, Inc.	26,384	13,242,921
Centene Corp.(b)	143,998	11,599,039
Cigna Corp.	51,433	12,692,636
CVS Health Corp.	115,181	11,072,349
HCA Healthcare, Inc.	48,043	10,307,626
Johnson & Johnson	169,682	30,620,814

	Shares	Value
Health Care-(continued)
Pfizer, Inc.	575,276	$28,228,793
Regeneron Pharmaceuticals, Inc.(b)	19,424	12,802,553

		158,160,048

Industrials-7.31%
Eaton Corp. PLC	77,354	11,217,877
General Dynamics Corp.	54,028	12,779,243
Johnson Controls International PLC	179,972	10,774,924
Lockheed Martin Corp.	30,377	13,126,509
Parker-Hannifin Corp.	39,760	10,767,803

		58,666,356

Information Technology-7.87%
Cisco Systems, Inc.	485,715	23,790,321
HP, Inc.	333,600	12,219,768
Oracle Corp.	368,906	27,077,700

		63,087,789

Materials-1.61%
Dow, Inc.	194,695	12,947,218

Utilities-1.64%
Exelon Corp.	281,852	13,185,037

Total Common Stocks & Other Equity Interests (Cost $768,054,786)		801,555,497

Money Market Funds-0.01%
Invesco Government & Agency Portfolio, Institutional Class, 0.35%(d)(e) (Cost $91,482)	91,482	91,482

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.95% (Cost $768,146,268)		801,646,979

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-1.57%
Invesco Private Government Fund, 0.40%(d)(e)(f)	3,785,178	3,785,178
Invesco Private Prime Fund, 0.35%(d)(e)(f)	8,832,210	8,832,210

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $12,616,008)		12,617,388

TOTAL INVESTMENTS IN SECURITIES-101.52% (Cost $780,762,276)		814,264,367
OTHER ASSETS LESS LIABILITIES-(1.52)%		(12,181,229)

NET ASSETS-100.00%		$802,083,138

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Invesco Dynamic Large Cap Value ETF (PWV)–(continued)

April 30, 2022

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2022.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2022.

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$37,536	$28,001,506	$(27,947,560)	$-	$-	$91,482	$480
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	39,424,403	(35,639,225)	-	-	3,785,178	3,845	*
Invesco Private Prime Fund	-	91,994,327	(83,166,171)	1,380	2,674	8,832,210	9,616	*

Total	$37,536	$159,420,236	$(146,752,956)	$1,380	$2,674	$12,708,870	$13,941

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Invesco S&P 100 Equal Weight ETF (EQWL)

April 30, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.94%
Communication Services-8.10%
Alphabet, Inc., Class A(b)	237	$540,879
Alphabet, Inc., Class C(b)	223	512,751
AT&T, Inc.	67,759	1,277,935
Charter Communications, Inc., Class A(b)	2,147	919,968
Comcast Corp., Class A	26,677	1,060,678
Meta Platforms, Inc., Class A(b)	6,401	1,283,208
Netflix, Inc.(b)	3,529	671,780
T-Mobile US, Inc.(b)	9,641	1,187,193
Verizon Communications, Inc.	22,642	1,048,325
Walt Disney Co. (The)(b)	9,115	1,017,507

		9,520,224

Consumer Discretionary-11.03%
Amazon.com, Inc.(b)	412	1,024,080
Booking Holdings, Inc.(b)	595	1,315,134
Ford Motor Co.	74,872	1,060,188
General Motors Co.(b)	28,931	1,096,774
Home Depot, Inc. (The)	3,791	1,138,816
Lowe’s Cos., Inc.	5,405	1,068,731
McDonald’s Corp.	5,306	1,322,043
NIKE, Inc., Class B	9,793	1,221,187
Starbucks Corp.	14,517	1,083,549
Target Corp.	5,802	1,326,627
Tesla, Inc.(b)	1,514	1,318,331

		12,975,460

Consumer Staples-12.09%
Altria Group, Inc.	23,792	1,322,122
Coca-Cola Co. (The)	20,734	1,339,624
Colgate-Palmolive Co.	16,280	1,254,374
Costco Wholesale Corp.	2,277	1,210,726
Kraft Heinz Co. (The)	32,145	1,370,341
Mondelez International, Inc., Class A	20,313	1,309,782
PepsiCo, Inc.	7,812	1,341,399
Philip Morris International, Inc.	13,514	1,351,400
Procter & Gamble Co. (The)	8,385	1,346,212
Walgreens Boots Alliance, Inc.	25,316	1,073,398
Walmart, Inc.	8,477	1,296,896

		14,216,274

Energy-2.95%
Chevron Corp.	6,996	1,096,063
ConocoPhillips	12,243	1,169,451
Exxon Mobil Corp.	14,143	1,205,691

		3,471,205

Financials-14.32%
American Express Co.	7,128	1,245,333
American International Group, Inc.	21,126	1,236,082
Bank of America Corp.	29,777	1,062,443
Bank of New York Mellon Corp. (The)	24,019	1,010,239
Berkshire Hathaway, Inc., Class B(b)	3,688	1,190,597
BlackRock, Inc.	1,754	1,095,689
Capital One Financial Corp.	9,232	1,150,492
Charles Schwab Corp. (The)	14,967	992,761
Citigroup, Inc.	22,174	1,069,009
Goldman Sachs Group, Inc. (The)	3,673	1,122,065
JPMorgan Chase & Co.	9,317	1,112,077

	Shares	Value
Financials-(continued)
MetLife, Inc.	18,757	$1,231,960
Morgan Stanley	14,099	1,136,238
U.S. BanCorp	22,810	1,107,654
Wells Fargo & Co.	24,777	1,081,020

		16,843,659

Health Care-14.69%
Abbott Laboratories	10,533	1,195,495
AbbVie, Inc.	8,079	1,186,644
Amgen, Inc.(c)	5,263	1,227,279
Bristol-Myers Squibb Co.	17,440	1,312,709
CVS Health Corp.	11,555	1,110,782
Danaher Corp.	4,588	1,152,184
Eli Lilly and Co.	4,520	1,320,428
Gilead Sciences, Inc.	20,706	1,228,694
Johnson & Johnson	7,093	1,280,003
Medtronic PLC	11,567	1,207,132
Merck & Co., Inc.	15,346	1,361,037
Pfizer, Inc.	23,890	1,172,282
Thermo Fisher Scientific, Inc.	2,273	1,256,787
UnitedHealth Group, Inc.	2,478	1,260,187

		17,271,643

Industrials-11.62%
3M Co.(c)	8,519	1,228,610
Boeing Co. (The)(b)	6,814	1,014,196
Caterpillar, Inc.	5,590	1,176,919
Emerson Electric Co.	12,914	1,164,585
FedEx Corp.	5,633	1,119,502
General Dynamics Corp.	5,146	1,217,183
General Electric Co.	13,014	970,194
Honeywell International, Inc.	6,590	1,275,231
Lockheed Martin Corp.	2,743	1,185,305
Raytheon Technologies Corp.	12,430	1,179,731
Union Pacific Corp.	4,574	1,071,643
United Parcel Service, Inc., Class B	5,891	1,060,262

		13,663,361

Information Technology-15.82%
Accenture PLC, Class A	3,855	1,157,888
Adobe, Inc.(b)	2,884	1,141,920
Apple, Inc.	7,761	1,223,522
Broadcom, Inc.	2,078	1,152,022
CisCo Systems, Inc.	21,959	1,075,552
Intel Corp.	26,205	1,142,276
International Business Machines Corp.	9,688	1,280,850
Mastercard, Inc., Class A	3,698	1,343,779
Microsoft Corp.	4,288	1,190,006
NVIDIA Corp.	5,413	1,003,949
Oracle Corp.	15,433	1,132,782
PayPal Holdings, Inc.(b)	12,388	1,089,277
QUALCOMM, Inc.	7,883	1,101,176
salesforce.com, inc.(b)	6,068	1,067,604
Texas Instruments, Inc.	7,049	1,200,092
Visa, Inc., Class A(c)	6,105	1,301,159

		18,603,854

Materials-3.18%
Dow, Inc.	19,716	1,311,114

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Invesco S&P 100 Equal Weight ETF (EQWL)–(continued)

April 30, 2022

	Shares	Value
Materials-(continued)
DuPont de Nemours, Inc.	16,568	$1,092,328
Linde PLC (United Kingdom)	4,290	1,338,309

		3,741,751

Real Estate-1.98%
American Tower Corp.	5,115	1,232,817
Simon Property Group, Inc.	9,235	1,089,730

		2,322,547

Utilities-4.16%
Duke Energy Corp.	11,347	1,249,985
Exelon Corp.	27,529	1,287,807
NextEra Energy, Inc.	15,145	1,075,598
Southern Co. (The)	17,483	1,283,077

		4,896,467

Total Common Stocks & Other Equity Interests (Cost $113,410,706)		117,526,445

Money Market Funds-0.01%
Invesco Government & Agency Portfolio, Institutional Class, 0.35%(d)(e) (Cost $11,989)	11,989	11,989

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.95% (Cost $113,422,695)		117,538,434

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-2.58%
Invesco Private Government Fund, 0.40%(d)(e)(f)	910,271	$910,271
Invesco Private Prime Fund, 0.35%(d)(e)(f)	2,122,133	2,122,133

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $3,032,258)		3,032,404

TOTAL INVESTMENTS IN SECURITIES-102.53% (Cost $116,454,953)		120,570,838
OTHER ASSETS LESS LIABILITIES-(2.53)%		(2,977,933)

NET ASSETS-100.00%		$117,592,905

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2022.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2022.

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$120,677	$3,192,843	$(3,301,531)	$-	$-	$11,989	$70
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	336,810	3,122,049	(2,548,588)	-	-	910,271	334	*
Invesco Private Prime Fund	505,216	7,106,532	(5,488,909)	146	(852)	2,122,133	871	*

Total	$962,703	$13,421,424	$(11,339,028)	$146	$(852)	$3,044,393	$1,275

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Invesco S&P 500 GARP ETF (SPGP)

April 30, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.01%
Communication Services-5.41%
Activision Blizzard, Inc.	190,477	$14,400,061
Alphabet, Inc., Class C(b)	4,987	11,466,759
Fox Corp., Class A	270,446	9,692,785
Meta Platforms, Inc., Class A(b)	47,484	9,519,117

		45,078,722

Consumer Discretionary-9.78%
Best Buy Co., Inc.(c)	98,609	8,867,907
D.R. Horton, Inc.	148,242	10,316,161
Dollar General Corp.	59,401	14,109,520
Lennar Corp., Class A	98,666	7,546,962
Pool Corp.	21,123	8,559,462
PulteGroup, Inc.	237,023	9,898,081
Target Corp.	46,973	10,740,376
Tractor Supply Co.	56,918	11,466,131

		81,504,600

Consumer Staples-3.80%
Campbell Soup Co.	270,710	12,782,926
Estee Lauder Cos., Inc. (The), Class A	27,897	7,366,482
Monster Beverage Corp.(b)	134,870	11,555,662

		31,705,070

Financials-17.70%
Allstate Corp. (The)	97,249	12,305,888
Assurant, Inc.	68,055	12,377,843
Cincinnati Financial Corp.	86,740	10,639,528
Everest Re Group Ltd.	41,872	11,502,657
Franklin Resources, Inc.	383,811	9,437,913
Goldman Sachs Group, Inc. (The)	31,766	9,704,195
MetLife, Inc.	164,426	10,799,500
Moody’s Corp.	26,116	8,265,192
Morgan Stanley	115,673	9,322,087
Progressive Corp. (The)	149,339	16,033,035
Raymond James Financial, Inc.	118,015	11,501,742
S&P Global, Inc.	21,685	8,164,403
SVB Financial Group(b)	22,645	11,042,608
T. Rowe Price Group, Inc.(c)	52,648	6,477,810

		147,574,401

Health Care-31.15%
Amgen, Inc.	60,351	14,073,250
Anthem, Inc.	26,336	13,218,828
Biogen, Inc.(b)	51,394	10,661,171
Bio-Rad Laboratories, Inc., Class A(b)	16,223	8,307,149
Cardinal Health, Inc.(c)	220,183	12,781,623
Cigna Corp.	77,858	19,213,797
Cooper Cos., Inc. (The)	29,016	10,475,937
DaVita, Inc.(b)	132,457	14,354,365
Humana, Inc.	28,959	12,874,013
IDEXX Laboratories, Inc.(b)	19,247	8,285,448
Johnson & Johnson	70,865	12,788,298
Laboratory Corp. of America Holdings(b)	37,817	9,086,669
Merck & Co., Inc.	152,923	13,562,741
PerkinElmer, Inc.	74,747	10,958,658
Quest Diagnostics, Inc.	65,321	8,742,563
Regeneron Pharmaceuticals, Inc.(b)	18,562	12,234,400
Thermo Fisher Scientific, Inc.	21,189	11,715,822

	Shares	Value
Health Care-(continued)
UnitedHealth Group, Inc.	21,446	$10,906,363
Vertex Pharmaceuticals, Inc.(b)	92,317	25,222,851
Waters Corp.(b)	40,208	12,183,828
Zoetis, Inc.	45,480	8,061,330

		259,709,104

Industrials-13.31%
Copart, Inc.(b)	82,232	9,345,667
Deere & Co.	28,044	10,588,012
Expeditors International of Washington, Inc.	97,832	9,692,216
Fastenal Co.	158,819	8,784,279
Huntington Ingalls Industries, Inc.	61,137	13,006,286
J.B. Hunt Transport Services, Inc.	51,785	8,847,467
Leidos Holdings, Inc.	113,946	11,794,551
Lockheed Martin Corp.	35,118	15,175,190
Northrop Grumman Corp.	31,508	13,844,615
United Rentals, Inc.(b)	31,306	9,908,975

		110,987,258

Information Technology-18.86%
Adobe, Inc.(b)	24,511	9,705,130
Apple, Inc.	77,918	12,283,773
Applied Materials, Inc.	82,493	9,103,103
Arista Networks, Inc.(b)	83,520	9,652,406
CDW Corp.	54,349	8,868,670
Cisco Systems, Inc.	214,543	10,508,316
Fortinet, Inc.(b)	58,350	16,863,733
Intel Corp.	227,201	9,903,692
KLA Corp.	35,869	11,451,537
Lam Research Corp.	17,395	8,101,895
Mastercard, Inc., Class A	30,193	10,971,532
Microsoft Corp.	42,053	11,670,549
NetApp, Inc.	130,841	9,584,103
Skyworks Solutions, Inc.	73,977	8,381,594
Teradyne, Inc.(c)	96,821	10,210,743

		157,260,776

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.01% (Cost $876,610,199)		833,819,931

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-3.44%
Invesco Private Government Fund, 0.40%(d)(e)(f)	8,620,026	8,620,026
Invesco Private Prime Fund, 0.35%(d)(e)(f)	20,110,514	20,110,514

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $28,729,798)		28,730,540

TOTAL INVESTMENTS IN SECURITIES-103.45% (Cost $905,339,997)		862,550,471
OTHER ASSETS LESS LIABILITIES-(3.45)%		(28,800,080)

NET ASSETS-100.00%		$833,750,391

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Invesco S&P 500 GARP ETF (SPGP)–(continued)

April 30, 2022

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2022.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2022.

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$175,539	$5,813,131	$(5,988,670)	$-	$-	$-	$157
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	97,090,676	(88,470,650)	-	-	8,620,026	4,419	*
Invesco Private Prime Fund	-	217,947,908	(197,831,973)	742	(6,163)	20,110,514	15,142	*

Total	$175,539	$320,851,715	$(292,291,293)	$742	$(6,163)	$28,730,540	$19,718

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Invesco S&P 500 Value with Momentum ETF (SPVM)

April 30, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.91%
Communication Services-2.67%
DISH Network Corp., Class A(b)	27,914	$795,828
Interpublic Group of Cos., Inc. (The)	9,625	313,968
News Corp., Class A	21,728	431,518

		1,541,314

Consumer Discretionary-9.36%
Advance Auto Parts, Inc.	1,397	278,883
Bath & Body Works, Inc.	4,274	226,052
CarMax, Inc.(b)	2,928	251,164
eBay, Inc.	7,937	412,089
Ford Motor Co.	31,513	446,224
General Motors Co.(b)	14,487	549,202
Genuine Parts Co.	2,719	353,606
Lennar Corp., Class A	6,185	473,091
LKQ Corp.	7,489	371,679
Mohawk Industries, Inc.(b)	3,971	560,149
Newell Brands, Inc.	24,420	565,323
Ralph Lauren Corp.	2,914	304,047
Tapestry, Inc.	8,893	292,758
Target Corp.	1,368	312,793

		5,397,060

Consumer Staples-3.60%
Archer-Daniels-Midland Co.	13,916	1,246,317
Tyson Foods, Inc., Class A	8,902	829,310

		2,075,627

Energy-13.35%
Baker Hughes Co., Class A	20,209	626,883
Chevron Corp.	3,937	616,810
ConocoPhillips	5,169	493,743
Diamondback Energy, Inc.	2,871	362,406
EOG Resources, Inc.	4,042	471,944
Exxon Mobil Corp.	5,729	488,397
Kinder Morgan, Inc.	32,811	595,520
Marathon Oil Corp.	23,949	596,809
Marathon Petroleum Corp.	17,955	1,566,753
Pioneer Natural Resources Co.	1,897	440,996
Schlumberger N.V.	10,431	406,913
Valero Energy Corp.	9,301	1,036,876

		7,704,050

Financials-44.09%
Aflac, Inc.	13,428	769,156
Allstate Corp. (The)	7,999	1,012,194
American International Group, Inc.	16,311	954,357
Assurant, Inc.	5,525	1,004,887
Bank of America Corp.	10,941	390,375
Bank of New York Mellon Corp. (The)	10,043	422,409
Berkshire Hathaway, Inc., Class B(b)	2,500	807,075
Capital One Financial Corp.	5,749	716,440
Chubb Ltd.	3,505	723,607
Cincinnati Financial Corp.	5,835	715,721
Citigroup, Inc.	14,236	686,318
Citizens Financial Group, Inc.	14,888	586,587
Comerica, Inc.	6,559	537,182
Discover Financial Services	5,293	595,251
Everest Re Group Ltd.	3,126	858,743

	Shares	Value
Financials-(continued)
Fifth Third BanCorp.	11,997	$450,247
Franklin Resources, Inc.	18,941	465,759
Goldman Sachs Group, Inc. (The)	1,897	579,515
Hartford Financial Services Group, Inc. (The)	10,324	721,957
Invesco Ltd.(c)	33,668	618,818
JPMorgan Chase & Co.	3,121	372,523
KeyCorp	27,539	531,778
Lincoln National Corp.	13,941	838,551
Loews Corp.	15,481	972,826
MetLife, Inc.	15,103	991,965
Morgan Stanley	4,775	384,817
Northern Trust Corp.	2,929	301,833
PNC Financial Services Group, Inc. (The)	1,944	322,898
Principal Financial Group, Inc.	9,906	674,995
Prudential Financial, Inc.	10,755	1,167,025
Raymond James Financial, Inc.	3,734	363,916
Regions Financial Corp.	28,780	596,322
State Street Corp.	5,978	400,347
Synchrony Financial	14,040	516,812
Travelers Cos., Inc. (The)	4,735	809,969
Truist Financial Corp.	8,794	425,190
U.S. Bancorp	8,663	420,675
W.R. Berkley Corp.	9,175	610,046
Wells Fargo & Co.	12,762	556,806
Zions Bancorporation N.A.	9,808	554,250

		25,430,142

Health Care-5.55%
Anthem, Inc.	1,284	644,478
Bio-Rad Laboratories, Inc., Class A(b)	879	450,101
Cooper Cos., Inc. (The)	1,340	483,793
CVS Health Corp.	9,298	893,817
HCA Healthcare, Inc.	1,485	318,607
Laboratory Corp. of America Holdings(b)	1,702	408,956

		3,199,752

Industrials-6.50%
Expeditors International of Washington, Inc.	2,576	255,204
General Dynamics Corp.	2,007	474,716
Jacobs Engineering Group, Inc.	2,247	311,322
L3Harris Technologies, Inc.	1,568	364,184
Nielsen Holdings PLC	30,953	829,850
Quanta Services, Inc.	2,845	329,963
Raytheon Technologies Corp.	4,417	419,217
Snap-on, Inc.	1,800	382,482
Textron, Inc.	5,513	381,775

		3,748,713

Information Technology-2.81%
Arista Networks, Inc.(b)	3,177	367,165
Hewlett Packard Enterprise Co.	49,909	769,098
HP, Inc.	13,195	483,333

		1,619,596

Materials-9.08%
Celanese Corp.	3,549	521,490
Corteva, Inc.	10,181	587,342
Eastman Chemical Co.	3,268	335,526
Freeport-McMoRan, Inc.	8,681	352,014

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Invesco S&P 500 Value with Momentum ETF (SPVM)–(continued)

April 30, 2022

	Shares	Value
Materials-(continued)
LyondellBasell Industries N.V., Class A	9,237	$979,399
Mosaic Co. (The)	22,728	1,418,682
Nucor Corp.	6,742	1,043,527

		5,237,980

Real Estate-2.21%
CBRE Group, Inc., Class A(b)	3,495	290,225
Kimco Realty Corp.	21,615	547,508
Weyerhaeuser Co.	10,648	438,910

		1,276,643

Utilities-0.69%
Exelon Corp.	8,495	397,396

Total Common Stocks & Other Equity Interests (Cost $56,908,722)		57,628,273

	Shares	Value
Money Market Funds-0.14%
Invesco Government & Agency Portfolio, Institutional Class, 0.35%(c)(d) (Cost $79,573)	79,573	$79,573

TOTAL INVESTMENTS IN SECURITIES-100.05% (Cost $56,988,295)		57,707,846
OTHER ASSETS LESS LIABILITIES-(0.05)%		(27,026)

NET ASSETS-100.00%		$57,680,820

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2022.

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2022	Dividend Income
Invesco Ltd.	$-	$985,981	$(156,185)	$(197,725)	$(13,253)	$618,818	$10,082
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	105,738	1,187,027	(1,213,192)	-	-	79,573	51
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	898,575	(898,575)	-	-	-	1	*
Invesco Private Prime Fund	352,406	1,443,058	(1,795,462)	-	(2)	-	20	*

Total	$458,144	$4,514,641	$(4,063,414)	$(197,725)	$(13,255)	$698,391	$10,154

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of April 30, 2022.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Invesco S&P MidCap Momentum ETF (XMMO)

April 30, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.93%
Consumer Discretionary-7.08%
AutoNation, Inc.(b)(c)	49,444	$5,731,054
Choice Hotels International, Inc.	50,240	7,056,710
Dick’s Sporting Goods, Inc.(c)	102,093	9,843,807
Goodyear Tire & Rubber Co. (The)(b)(c)	481,710	6,416,377
H&R Block, Inc.(c)	213,232	5,558,958
Murphy USA, Inc.	41,936	9,796,250
Tempur Sealy International, Inc.	243,049	6,589,058
Wyndham Hotels & Resorts, Inc.	140,084	12,321,789

		63,314,003

Consumer Staples-1.80%
Flowers Foods, Inc.	274,413	7,277,433
Ingredion, Inc.	82,215	6,997,318
Pilgrim’s Pride Corp.(b)	63,799	1,808,702

		16,083,453

Energy-8.33%
Murphy Oil Corp.(c)	322,130	12,266,710
PDC Energy, Inc.	256,847	17,912,510
Targa Resources Corp.	603,646	44,313,653

		74,492,873

Financials-16.36%
American Financial Group, Inc.	166,537	23,062,044
Brighthouse Financial, Inc.(b)	103,391	5,310,162
Cullen/Frost Bankers, Inc.	99,790	13,201,219
East West Bancorp, Inc.	188,771	13,459,372
First American Financial Corp.	199,076	11,608,122
Fulton Financial Corp.	201,523	3,057,104
Hancock Whitney Corp.	123,421	5,772,400
Jefferies Financial Group, Inc.	330,600	10,169,256
Navient Corp.	222,291	3,532,204
Old Republic International Corp.	579,778	12,760,914
PacWest BanCorp.	172,098	5,660,303
Pinnacle Financial Partners, Inc.	91,654	7,107,768
Stifel Financial Corp.	142,101	8,788,947
Synovus Financial Corp.	158,598	6,588,161
UMB Financial Corp.	53,873	4,858,267
Washington Federal, Inc.	87,735	2,669,776
Wintrust Financial Corp.	100,595	8,783,955

		146,389,974

Health Care-1.16%
Tenet Healthcare Corp.(b)	142,874	10,359,794

Industrials-20.78%
Acuity Brands, Inc.	53,629	9,249,930
AECOM	184,710	13,033,138
ASGN, Inc.(b)	63,235	7,174,011
Avis Budget Group, Inc.(b)(c)	86,951	23,274,174
Builders FirstSource, Inc.(b)	337,387	20,772,918
Carlisle Cos., Inc.	111,820	29,001,635
Crane Co.	63,346	6,095,786
EMCOR Group, Inc.	63,999	6,814,613
FTI Consulting, Inc.(b)(c)	51,192	8,073,490
Insperity, Inc.	45,072	4,779,886
KBR, Inc.(c)	225,834	11,117,808
Knight-Swift Transportation Holdings, Inc.	252,819	12,107,502
Middleby Corp. (The)(b)(c)	70,019	10,775,224

	Shares	Value
Industrials-(continued)
nVent Electric PLC	295,184	$9,971,315
Saia, Inc.(b)	34,969	7,202,215
Univar Solutions, Inc.(b)	219,678	6,397,023

		185,840,668

Information Technology-6.36%
Arrow Electronics, Inc.(b)	72,502	8,545,086
Concentrix Corp.	97,451	15,346,583
Genpact Ltd.	225,919	9,097,758
Jabil, Inc.	211,047	12,183,743
Synaptics, Inc.(b)	79,008	11,727,948

		56,901,118

Materials-11.53%
Alcoa Corp.	485,404	32,910,391
Commercial Metals Co.(c)	198,011	8,118,451
Eagle Materials, Inc.	40,737	5,023,687
Louisiana-Pacific Corp.	141,711	9,143,194
Olin Corp.	295,473	16,960,150
Steel Dynamics, Inc.	270,561	23,200,606
Valvoline, Inc.	257,615	7,787,701

		103,144,180

Real Estate-21.09%
American Campus Communities, Inc.	181,534	11,739,804
Apartment Income REIT Corp.	253,568	12,467,939
Brixmor Property Group, Inc.	510,100	12,946,338
EastGroup Properties, Inc.	86,196	16,161,750
First Industrial Realty Trust, Inc.	327,060	18,969,480
Jones Lang LaSalle, Inc.(b)	99,890	21,848,940
Lamar Advertising Co., Class A	130,132	14,367,874
Life Storage, Inc.	216,284	28,655,467
National Storage Affiliates Trust	215,967	12,223,732
PS Business Parks, Inc.	26,690	4,996,368
Rexford Industrial Realty, Inc.	348,753	27,216,684
Spirit Realty Capital, Inc.	161,938	7,036,206

		188,630,582

Utilities-5.44%
Hawaiian Electric Industries, Inc.	154,321	6,344,136
IDACORP, Inc.	68,923	7,249,321
National Fuel Gas Co.	200,391	14,053,421
OGE Energy Corp.(c)	296,829	11,481,346
UGI Corp.	277,360	9,513,448

		48,641,672

Total Common Stocks & Other Equity Interests (Cost $901,707,145)		893,798,317

Money Market Funds-0.06%
Invesco Government & Agency Portfolio, Institutional Class, 0.35%(d)(e) (Cost $531,940)	531,940	531,940

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.99% (Cost $902,239,085)		894,330,257

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Invesco S&P MidCap Momentum ETF (XMMO)–(continued)

April 30, 2022

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-7.32%
Invesco Private Government Fund, 0.40%(d)(e)(f)	19,658,589	$19,658,589
Invesco Private Prime Fund, 0.35%(d)(e)(f)	45,795,787	45,795,787

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $65,452,337)		65,454,376

TOTAL INVESTMENTS IN SECURITIES-107.31% (Cost $967,691,422)		959,784,633
OTHER ASSETS LESS LIABILITIES-(7.31)%		(65,374,477)

NET ASSETS-100.00%		$894,410,156

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2022.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2022.

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$335,811	$23,331,187	$(23,135,058)	$-	$-	$531,940	$435
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	47,117,059	309,698,100	(337,156,570)	-	-	19,658,589	18,487	*
Invesco Private Prime Fund	70,675,590	640,135,961	(664,978,526)	2,038	(39,276)	45,795,787	103,864	*

Total	$118,128,460	$973,165,248	$(1,025,270,154)	$2,038	$(39,276)	$65,986,316	$122,786

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Invesco S&P MidCap Quality ETF (XMHQ)

April 30, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.93%
Communication Services-1.17%
World Wrestling Entertainment, Inc., Class A	31,183	$1,820,775
Yelp, Inc.(b)	62,553	2,034,849

		3,855,624

Consumer Discretionary-22.75%
American Eagle Outfitters, Inc.(c)	95,634	1,445,030
AutoNation, Inc.(b)(c)	32,851	3,807,759
Brunswick Corp.(c)	50,928	3,850,666
Carter’s, Inc.(c)	33,842	2,850,850
Columbia Sportswear Co.	22,560	1,853,530
Crocs, Inc.(b)	46,215	3,070,062
Deckers Outdoor Corp.(b)	26,744	7,107,218
Dick’s Sporting Goods, Inc.(c)	58,029	5,595,156
Foot Locker, Inc.	68,940	2,020,631
GameStop Corp., Class A(b)(c)	47,526	5,944,077
Gentex Corp.(c)	168,655	4,950,024
Mattel, Inc.(b)(c)	241,818	5,878,596
Polaris, Inc.(c)	53,424	5,072,075
Tri Pointe Homes, Inc.(b)	65,327	1,350,309
Victoria’s Secret & Co.(b)(c)	83,159	3,918,452
Williams-Sonoma, Inc.(c)	83,926	10,950,665
YETI Holdings, Inc.(b)(c)	109,681	5,360,110

		75,025,210

Consumer Staples-0.41%
Nu Skin Enterprises, Inc., Class A	31,955	1,362,561

Energy-1.39%
NOV, Inc.(c)	252,419	4,576,357

Financials-30.46%
American Financial Group, Inc.	47,094	6,521,577
Associated Banc-Corp.	110,735	2,209,163
Bank OZK	77,498	2,977,473
Cadence Bank(c)	130,398	3,265,166
Cathay General BanCorp.	79,092	3,170,798
Commerce Bancshares, Inc.(c)	78,282	5,352,140
Cullen/Frost Bankers, Inc.	53,536	7,082,278
East West Bancorp, Inc.	124,108	8,848,900
F.N.B. Corp.	229,474	2,643,541
Federated Hermes, Inc., Class B	56,969	1,622,477
Hancock Whitney Corp.	56,069	2,622,347
Home BancShares, Inc.	121,771	2,632,689
International Bancshares Corp.	52,229	2,078,192
Janus Henderson Group PLC(c)	141,788	4,321,698
Old Republic International Corp.	176,849	3,892,447
PacWest BanCorp.	121,922	4,010,015
Pinnacle Financial Partners, Inc.	59,058	4,579,948
Prosperity Bancshares, Inc.(c)	77,068	5,038,706
SEI Investments Co.(c)	69,825	3,890,649
Stifel Financial Corp.	74,686	4,619,329
Synovus Financial Corp.(c)	145,858	6,058,941
Umpqua Holdings Corp.	226,695	3,749,535
United Bankshares, Inc.(c)	112,671	3,747,438
Washington Federal, Inc.	60,524	1,841,745
Webster Financial Corp.	73,554	3,676,965

		100,454,157

	Shares	Value
Health Care-4.93%
Chemed Corp.	12,160	$5,975,302
Halozyme Therapeutics, Inc.(b)(c)	116,153	4,634,505
LHC Group, Inc.(b)(c)	20,040	3,323,634
Medpace Holdings, Inc.(b)	17,529	2,341,349

		16,274,790

Industrials-14.21%
AGCO Corp.	39,778	5,067,717
EMCOR Group, Inc.	42,322	4,506,447
ITT, Inc.	52,643	3,696,591
Landstar System, Inc.	26,091	4,041,496
Lincoln Electric Holdings, Inc.	41,677	5,615,142
ManpowerGroup, Inc.	40,522	3,655,084
MasTec, Inc.(b)	34,755	2,502,708
Oshkosh Corp.	44,781	4,139,556
Owens Corning	67,907	6,174,784
Watsco, Inc.(c)	22,386	5,972,137
Werner Enterprises, Inc.(c)	38,150	1,511,884

		46,883,546

Information Technology-14.01%
Arrow Electronics, Inc.(b)	44,899	5,291,796
CDK Global, Inc.	100,083	5,445,516
Cognex Corp.(c)	139,749	9,451,225
CommVault Systems, Inc.(b)	45,299	2,763,239
Manhattan Associates, Inc.(b)	68,196	8,902,988
Silicon Laboratories, Inc.(b)(c)	33,567	4,528,524
SunPower Corp.(b)(c)	88,167	1,455,637
Universal Display Corp.	42,845	5,472,592
Vontier Corp.	112,751	2,888,680

		46,200,197

Materials-9.16%
Eagle Materials, Inc.	29,321	3,615,866
Louisiana-Pacific Corp.	105,178	6,786,084
Olin Corp.	95,857	5,502,192
Reliance Steel & Aluminum Co.	41,209	8,169,684
United States Steel Corp.	201,930	6,156,846

		30,230,672

Real Estate-1.44%
PotlatchDeltic Corp.	43,086	2,386,534
PS Business Parks, Inc.	12,597	2,358,158

		4,744,692

Total Common Stocks & Other Equity Interests (Cost $356,005,469)		329,607,806

Money Market Funds-0.08%
Invesco Government & Agency Portfolio, Institutional Class, 0.35%(d)(e) (Cost $250,806)	250,806	250,806

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.01% (Cost $356,256,275)		329,858,612

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Invesco S&P MidCap Quality ETF (XMHQ)–(continued)

April 30, 2022

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-22.44%
Invesco Private Government Fund, 0.40%(d)(e)(f)	23,130,522	$23,130,522
Invesco Private Prime Fund, 0.35%(d)(e)(f)	50,865,558	50,865,558

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $73,992,819)		73,996,080

TOTAL INVESTMENTS IN SECURITIES-122.45% (Cost $430,249,094)		403,854,692
OTHER ASSETS LESS LIABILITIES-(22.45)%		(74,030,941)

NET ASSETS-100.00%		$329,823,751

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2022.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2022.

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$219,555	$15,966,744	$(15,935,493)	$-	$-	$250,806	$206
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	2,641,804	120,878,475	(100,389,757)	-	-	23,130,522	9,519	*
Invesco Private Prime Fund	4,359,623	232,385,359	(185,874,018)	3,261	(8,667)	50,865,558	27,969	*

Total	$7,220,982	$369,230,578	$(302,199,268)	$3,261	$(8,667)	$74,246,886	$37,694

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Invesco S&P MidCap Value with Momentum ETF (XMVM)

April 30, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.04%
Communication Services-1.44%
TEGNA, Inc.	167,668	$3,697,079

Consumer Discretionary-15.72%
Adient PLC(b)	138,837	4,739,895
American Eagle Outfitters, Inc.(c)	79,508	1,201,366
AutoNation, Inc.(b)(c)	35,918	4,163,256
Callaway Golf Co.(b)(c)	107,378	2,355,873
Dana, Inc.	203,007	3,006,534
Dick’s Sporting Goods, Inc.(c)	26,393	2,544,813
Goodyear Tire & Rubber Co. (The)(b)(c)	230,313	3,067,769
Graham Holdings Co., Class B	9,533	5,647,063
Kohl’s Corp.	92,574	5,358,183
Lear Corp.	18,162	2,323,646
Mattel, Inc.(b)(c)	101,407	2,465,204
Nordstrom, Inc.(c)	137,717	3,539,327

		40,412,929

Consumer Staples-1.87%
BJ’s Wholesale Club Holdings, Inc.(b)	33,297	2,142,662
Pilgrim’s Pride Corp.(b)	94,502	2,679,132

		4,821,794

Energy-0.81%
Antero Midstream Corp.(c)	202,225	2,076,851

Financials-33.14%
American Financial Group, Inc.	28,939	4,007,473
Associated Banc-Corp.	175,663	3,504,477
Bank OZK	63,997	2,458,765
Cathay General BanCorp.	63,973	2,564,678
East West Bancorp, Inc.	25,886	1,845,672
Evercore, Inc., Class A	16,097	1,702,258
First American Financial Corp.(c)	55,497	3,236,030
First Horizon Corp.	209,901	4,697,584
FirstCash Holdings, Inc.(c)	33,060	2,637,527
Hancock Whitney Corp.	66,265	3,099,214
Home BancShares, Inc.	105,088	2,272,003
Janus Henderson Group PLC(c)	65,476	1,995,708
Jefferies Financial Group, Inc.	133,718	4,113,166
Mercury General Corp.	87,111	4,393,008
MGIC Investment Corp.	271,642	3,547,644
Navient Corp.	230,329	3,659,928
New York Community Bancorp, Inc.(c)	321,145	2,967,380
Old Republic International Corp.	219,097	4,822,325
PacWest Bancorp	68,007	2,236,750
Pinnacle Financial Partners, Inc.	24,380	1,890,669
Selective Insurance Group, Inc.	37,271	3,069,639
SLM Corp.(c)	181,276	3,032,747
Stifel Financial Corp.	37,342	2,309,603
Synovus Financial Corp.(c)	61,954	2,573,569
UMB Financial Corp.	24,706	2,227,987
Valley National BanCorp.	208,482	2,497,614
Washington Federal, Inc.	86,542	2,633,473
Webster Financial Corp.	44,881	2,243,601
Wintrust Financial Corp.	33,712	2,943,732

		85,184,224

	Shares	Value
Health Care-2.39%
Envista Holdings Corp.(b)(c)	55,533	$2,200,218
Tenet Healthcare Corp.(b)	54,314	3,938,308

		6,138,526

Industrials-14.92%
AGCO Corp.	25,433	3,240,164
Builders FirstSource, Inc.(b)	44,789	2,757,659
CACI International, Inc., Class A(b)	9,732	2,581,900
EMCOR Group, Inc.	20,812	2,216,062
Knight-Swift Transportation Holdings, Inc.	44,347	2,123,778
ManpowerGroup, Inc.	50,137	4,522,357
MasTec, Inc.(b)	24,981	1,798,882
MDU Resources Group, Inc.	106,925	2,754,388
Oshkosh Corp.	23,082	2,133,700
Owens Corning	33,332	3,030,879
Ryder System, Inc.(c)	50,702	3,544,070
Terex Corp.	55,606	1,890,604
Univar Solutions, Inc.(b)	130,746	3,807,323
XPO Logistics, Inc.(b)	36,246	1,949,672

		38,351,438

Information Technology-12.00%
Amkor Technology, Inc.(c)	136,433	2,566,305
Arrow Electronics, Inc.(b)	42,966	5,063,973
Avnet, Inc.	164,640	7,188,182
Bread Financial Holdings, Inc.	66,971	3,670,011
Jabil, Inc.	68,290	3,942,382
Silicon Laboratories, Inc.(b)	15,126	2,040,648
TD SYNNEX Corp.	43,958	4,399,756
ViaSat, Inc.(b)(c)	53,837	1,981,740

		30,852,997

Materials-16.92%
Avient Corp.	38,531	1,897,266
Cleveland-Cliffs, Inc.(b)	227,127	5,789,467
Commercial Metals Co.(c)	129,805	5,322,005
Greif, Inc., Class A	63,169	3,833,095
Louisiana-Pacific Corp.	45,730	2,950,500
Olin Corp.	46,069	2,644,361
Reliance Steel & Aluminum Co.	24,874	4,931,270
Steel Dynamics, Inc.	70,530	6,047,947
United States Steel Corp.	330,485	10,076,488

		43,492,399

Real Estate-0.83%
Jones Lang LaSalle, Inc.(b)	9,748	2,132,180

Total Common Stocks & Other Equity Interests (Cost $268,568,826)		257,160,417

Money Market Funds-0.01%
Invesco Government & Agency Portfolio, Institutional Class, 0.35%(d)(e) (Cost $17,751)	17,751	17,751

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.05% (Cost $268,586,577)		257,178,168

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Invesco S&P MidCap Value with Momentum ETF (XMVM)–(continued)

April 30, 2022

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-14.95%
Invesco Private Government Fund, 0.40%(d)(e)(f)	13,433,427	$13,433,427
Invesco Private Prime Fund, 0.35%(d)(e)(f)	25,011,750	25,011,750

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $38,444,908)		38,445,177

TOTAL INVESTMENTS IN SECURITIES-115.00% (Cost $307,031,485)		295,623,345
OTHER ASSETS LESS LIABILITIES-(15.00)%		(38,553,471)

NET ASSETS-100.00%		$257,069,874

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2022.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2022.

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$133,443	$4,366,617	$(4,482,309)	$-	$-	$17,751	$107
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	1,914,868	95,690,592	(84,172,033)	-	-	13,433,427	6,366	*
Invesco Private Prime Fund	2,872,302	171,463,490	(149,321,813)	269	(2,498)	25,011,750	18,769	*

Total	$4,920,613	$271,520,699	$(237,976,155)	$269	$(2,498)	$38,462,928	$25,242

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Invesco S&P SmallCap Momentum ETF (XSMO)

April 30, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.93%
Communication Services-0.54%
Scholastic Corp.	21,277	$784,057

Consumer Discretionary-4.00%
Abercrombie & Fitch Co., Class A(b)	27,445	949,048
Boot Barn Holdings, Inc.(b)	13,822	1,244,809
Chico’s FAS, Inc.(b)	62,926	333,508
Genesco, Inc.(b)(c)	6,414	397,860
Movado Group, Inc.(c)	10,017	360,312
Signet Jewelers Ltd.	36,190	2,540,538

		5,826,075

Consumer Staples-4.50%
Andersons, Inc. (The)	20,353	1,022,331
Coca-Cola Consolidated, Inc.	4,918	2,171,297
Hostess Brands, Inc.(b)(c)	76,845	1,743,613
Inter Parfums, Inc.	12,037	983,784
SpartanNash Co.	18,605	637,780

		6,558,805

Energy-9.34%
Callon Petroleum Co.(b)(c)	44,981	2,306,176
Civitas Resources, Inc.(c)	72,198	4,232,247
CONSOL Energy, Inc.(b)(c)	24,496	1,164,785
Laredo Petroleum, Inc.(b)(c)	10,364	738,020
Ranger Oil Corp.(b)(c)	18,526	590,053
SM Energy Co.	128,519	4,566,280

		13,597,561

Financials-29.19%
American Equity Investment Life Holding Co.	41,277	1,556,968
Apollo Commercial Real Estate Finance, Inc.	65,703	791,064
Assured Guaranty Ltd.	45,827	2,527,359
B. Riley Financial, Inc.(c)	7,115	321,313
Bancorp, Inc. (The)(b)	32,975	748,203
Banner Corp.	18,240	979,488
Berkshire Hills Bancorp, Inc.	38,141	943,608
Brookline Bancorp, Inc.	42,785	618,671
Central Pacific Financial Corp.	17,395	420,611
Customers Bancorp, Inc.(b)(c)	31,944	1,343,884
Dime Community Bancshares, Inc.(c)	18,875	593,430
Donnelley Financial Solutions, Inc.(b)(c)	22,265	651,697
Eagle Bancorp, Inc.	18,096	911,134
Ellington Financial, Inc.	30,071	486,850
Employers Holdings, Inc.	13,406	527,392
Encore Capital Group, Inc.(b)(c)	26,163	1,512,483
Enova International, Inc.(b)	22,191	829,943
First BanCorp.	132,824	1,807,735
First Commonwealth Financial Corp.	53,999	727,907
First Financial Bancorp(c)	47,676	974,974
Granite Point Mortgage Trust, Inc.	28,466	276,974
Hanmi Financial Corp.	28,259	654,196
HomeStreet, Inc.(c)	10,133	411,299
Hope Bancorp, Inc.	73,113	1,045,516
KKR Real Estate Finance Trust, Inc.(c)	27,318	519,042
Lakeland Financial Corp.	12,837	934,790
Meta Financial Group, Inc.	17,425	760,601
Mr. Cooper Group, Inc.(b)	45,319	2,037,995
National Bank Holdings Corp., Class A	16,067	586,606
Northfield Bancorp, Inc.	21,684	283,844

	Shares	Value
Financials-(continued)
OFG BanCorp.	30,674	$815,315
Piper Sandler Cos.(c)	10,802	1,242,014
PRA Group, Inc.(b)(c)	25,564	1,074,455
Preferred Bank	10,658	715,365
Provident Financial Services, Inc.	37,637	832,907
Ready Capital Corp.	34,345	500,407
Redwood Trust, Inc.	76,770	744,669
ServisFirst Bancshares, Inc.(c)	51,651	4,148,608
Southside Bancshares, Inc.	17,045	667,994
Stewart Information Services Corp.	19,649	1,013,888
Triumph Bancorp, Inc.(b)(c)	11,114	771,756
Veritex Holdings, Inc.	32,551	1,069,300
Walker & Dunlop, Inc.	17,823	2,134,483

		42,516,738

Health Care-4.62%
Apollo Medical Holdings, Inc.(b)(c)	22,687	827,621
CorVel Corp.(b)(c)	7,974	1,236,608
Cross Country Healthcare, Inc.(b)	27,765	520,316
Joint Corp. (The)(b)(c)	6,173	188,400
Lantheus Holdings, Inc.(b)	34,841	2,313,791
Prestige Consumer Healthcare, Inc.(b)	30,068	1,643,517

		6,730,253

Industrials-19.22%
Applied Industrial Technologies, Inc.	19,572	2,048,993
ArcBest Corp.(c)	15,531	1,120,717
Atlas Air Worldwide Holdings, Inc.(b)(c)	15,793	1,088,769
Boise Cascade Co.(c)	20,585	1,555,814
Comfort Systems USA, Inc.(c)	24,409	2,060,608
Encore Wire Corp.	16,963	1,913,596
EnPro Industries, Inc.	11,637	1,084,685
Forrester Research, Inc.(b)	5,699	317,377
Forward Air Corp.	15,822	1,534,259
GMS, Inc.(b)	28,294	1,356,697
Heidrick & Struggles International, Inc.	11,235	359,071
Hub Group, Inc., Class A(b)	18,659	1,253,138
Insteel Industries, Inc.	10,174	431,581
Korn Ferry	27,431	1,685,361
Matson, Inc.	26,661	2,293,379
Mueller Industries, Inc.	35,278	1,910,304
MYR Group, Inc.(b)(c)	10,945	865,640
Resources Connection, Inc.	17,594	302,441
UFP Industries, Inc.	35,672	2,759,943
Veritiv Corp.(b)	14,625	2,055,398

		27,997,771

Information Technology-10.70%
Axcelis Technologies, Inc.(b)	18,258	994,148
CSG Systems International, Inc.	20,432	1,255,955
ExlService Holdings, Inc.(b)	25,988	3,538,266
Extreme Networks, Inc.(b)	57,058	547,757
Fabrinet (Thailand)(b)	18,112	1,778,417
MaxLinear, Inc.(b)	40,818	1,953,958
Onto Innovation, Inc.(b)(c)	25,473	1,812,149
Perficient, Inc.(b)	26,987	2,682,778
Photronics, Inc.(b)	31,138	466,758
Veeco Instruments, Inc.(b)(c)	24,365	558,446

		15,588,632

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

Invesco S&P SmallCap Momentum ETF (XSMO)–(continued)

April 30, 2022

	Shares	Value
Materials-4.39%
AdvanSix, Inc.	21,395	$952,933
Balchem Corp.	19,421	2,392,667
H.B. Fuller Co.(c)	31,379	2,092,980
Haynes International, Inc.	6,800	265,744
TimkenSteel Corp.(b)	33,200	686,244

		6,390,568

Real Estate-12.51%
Alexander & Baldwin, Inc.	48,335	1,024,702
Armada Hoffler Properties, Inc.	34,353	465,483
Centerspace	8,934	824,251
Essential Properties Realty Trust, Inc.	57,319	1,375,656
Independence Realty Trust, Inc.	214,818	5,855,939
iStar, Inc.(c)	35,455	597,062
LXP Industrial Trust	235,391	2,954,157
NexPoint Residential Trust, Inc.	24,083	2,147,240
Retail Opportunity Investments Corp.	66,880	1,245,974
RPT Realty(c)	42,058	558,951
Saul Centers, Inc.	10,670	550,679
Urstadt Biddle Properties, Inc., Class A	19,415	336,850
Whitestone REIT	22,558	274,080

		18,211,024

Utilities-0.92%
Chesapeake Utilities Corp.	10,741	1,344,451

Total Common Stocks & Other Equity Interests (Cost $153,950,945)		145,545,935

	Shares	Value
Money Market Funds-0.12%
Invesco Government & Agency Portfolio, Institutional Class, 0.35%(d)(e) (Cost $181,679)	181,679	$181,679

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.05% (Cost $154,132,624)		145,727,614

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-17.64%
Invesco Private Government Fund, 0.40%(d)(e)(f)	7,713,992	7,713,992
Invesco Private Prime Fund, 0.35%(d)(e)(f)	17,982,141	17,982,141

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $25,695,284)		25,696,133

TOTAL INVESTMENTS IN SECURITIES-117.69% (Cost $179,827,908)		171,423,747
OTHER ASSETS LESS LIABILITIES-(17.69)%		(25,771,749)

NET ASSETS-100.00%		$145,651,998

Investment Abbreviations:

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2022.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2022.

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$925,909	$5,627,857	$(6,372,087)	$-	$-	$181,679	$168
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	16,964,174	104,500,182	(113,750,364)	-	-	7,713,992	5,602	*
Invesco Private Prime Fund	26,011,273	203,123,906	(211,141,483)	849	(12,404)	17,982,141	29,883	*

Total	$43,901,356	$313,251,945	$(331,263,934)	$849	$(12,404)	$25,877,812	$35,653

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Invesco S&P SmallCap Value with Momentum ETF (XSVM)

April 30, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.93%
Communication Services-3.38%
AMC Networks, Inc., Class A(b)(c)	180,104	$5,876,794
E.W. Scripps Co. (The), Class A(b)(c)	414,338	6,820,003
Gannett Co., Inc.(b)(c)	959,622	3,848,084
Scholastic Corp.	126,289	4,653,750
Thryv Holdings, Inc.(b)(c)	110,653	2,858,167

		24,056,798

Consumer Discretionary-15.10%
Abercrombie & Fitch Co., Class A(b)(c)	151,983	5,255,572
Adtalem Global Education, Inc.(b)(c)	140,618	4,121,514
Asbury Automotive Group, Inc.(b)(c)	45,297	8,321,512
Caleres, Inc.(c)	191,540	4,392,012
Cato Corp. (The), Class A	375,345	5,085,925
Century Communities, Inc.	87,827	4,630,239
Conn’s, Inc.(b)(c)	456,941	7,151,127
Ethan Allen Interiors, Inc.(c)	232,723	5,524,844
Genesco, Inc.(b)(c)	114,604	7,108,886
G-III Apparel Group Ltd.(b)(c)	240,496	6,368,334
Group 1 Automotive, Inc.(c)	46,447	8,088,280
Hibbett, Inc.(c)	67,917	2,932,656
MarineMax, Inc.(b)(c)	108,122	4,424,352
ODP Corp. (The)(b)	261,070	11,233,842
Patrick Industries, Inc.(c)	74,872	4,660,782
Rent-A-Center, Inc.	84,943	2,048,825
Shoe Carnival, Inc.(c)	107,893	3,257,290
Signet Jewelers Ltd.	52,003	3,650,611
Unifi, Inc.(b)	326,321	4,787,129
Vista Outdoor, Inc.(b)(c)	122,046	4,299,681

		107,343,413

Consumer Staples-5.40%
Andersons, Inc. (The)	309,386	15,540,459
Central Garden & Pet Co., Class A(b)	106,358	4,401,094
Fresh Del Monte Produce, Inc.	442,130	11,517,486
United Natural Foods, Inc.(b)	161,015	6,912,374

		38,371,413

Energy-5.64%
Civitas Resources, Inc.(c)	84,775	4,969,510
Oil States International, Inc.(b)	1,004,410	6,789,812
PBF Energy, Inc., Class A(b)	643,274	18,693,542
US Silica Holdings, Inc.(b)	518,186	9,627,896

		40,080,760

Financials-34.05%
Allegiance Bancshares, Inc.	135,734	5,546,091
Ameris Bancorp.	109,307	4,558,102
Apollo Commercial Real Estate Finance, Inc.	466,750	5,619,670
ARMOUR Residential REIT, Inc.	737,850	5,415,819
Assured Guaranty Ltd.	148,025	8,163,579
B. Riley Financial, Inc.(c)	70,367	3,177,774
Banc of California, Inc.	211,184	3,809,759
BankUnited, Inc.	125,904	4,726,436
Banner Corp.	87,930	4,721,841
Berkshire Hills Bancorp, Inc.(c)	191,944	4,748,695
Brightsphere Investment Group, Inc.	178,165	3,570,427
Brookline Bancorp, Inc.	311,828	4,509,033
Central Pacific Financial Corp.	170,589	4,124,842

	Shares	Value
Financials-(continued)
Customers Bancorp, Inc.(b)(c)	83,664	$3,519,744
Eagle Bancorp, Inc.	81,008	4,078,753
Ellington Financial, Inc.	430,570	6,970,928
Encore Capital Group, Inc.(b)	117,567	6,796,548
Enova International, Inc.(b)	183,205	6,851,867
EZCORP, Inc., Class A(b)(c)	1,054,431	7,381,017
FB Financial Corp.	101,916	3,926,824
First BanCorp.	353,356	4,809,175
First Bancorp/Southern Pines NC	98,700	3,697,302
First Commonwealth Financial Corp.	306,492	4,131,512
First Financial Bancorp(c)	240,495	4,918,123
First Hawaiian, Inc.(c)	169,599	4,004,232
Flagstar Bancorp, Inc.	172,925	6,104,253
Granite Point Mortgage Trust, Inc.	597,813	5,816,721
Hanmi Financial Corp.	247,585	5,731,593
Hilltop Holdings, Inc.	194,215	4,950,540
HomeStreet, Inc.(c)	97,595	3,961,381
Hope Bancorp, Inc.(c)	446,801	6,389,254
Independent Bank Group, Inc.	66,678	4,520,768
KKR Real Estate Finance Trust, Inc.(c)	247,602	4,704,438
Mr. Cooper Group, Inc.(b)	212,615	9,561,297
New York Mortgage Trust, Inc.(c)	1,822,650	5,868,933
Northfield Bancorp, Inc.	288,780	3,780,130
OFG Bancorp	221,177	5,878,885
Pacific Premier Bancorp, Inc.	117,428	3,682,542
PennyMac Mortgage Investment Trust(c)	335,461	5,145,972
Provident Financial Services, Inc.	226,302	5,008,063
Ready Capital Corp.	383,806	5,592,053
Redwood Trust, Inc.	498,991	4,840,213
Renasant Corp.	158,336	4,716,829
S&T Bancorp, Inc.	184,134	5,203,627
Simmons First National Corp., Class A	180,931	4,318,823
Stewart Information Services Corp.	89,122	4,598,695
United Community Banks, Inc.	125,641	3,786,820
WSFS Financial Corp.	105,029	4,208,512

		242,148,435

Health Care-3.55%
Allscripts Healthcare Solutions, Inc.(b)(c)	381,839	7,888,794
Community Health Systems, Inc.(b)	751,800	5,766,306
Fulgent Genetics, Inc.(b)(c)	57,750	3,169,320
Innoviva, Inc.(b)(c)	262,123	4,471,818
Select Medical Holdings Corp.(c)	174,300	3,940,923

		25,237,161

Industrials-14.65%
AAR Corp.(b)	173,007	8,127,869
Atlas Air Worldwide Holdings, Inc.(b)(c)	99,612	6,867,251
Boise Cascade Co.(c)	134,608	10,173,673
DXP Enterprises, Inc.(b)	164,909	3,896,800
Encore Wire Corp.	36,786	4,149,829
GMS, Inc.(b)(c)	71,138	3,411,067
Granite Construction, Inc.(c)	126,407	3,747,968
Greenbrier Cos., Inc. (The)(c)	142,196	6,073,191
Hub Group, Inc., Class A(b)	53,959	3,623,886
Interface, Inc.	271,072	3,439,904
Matson, Inc.	63,165	5,433,453
Matthews International Corp., Class A	120,399	3,589,094
Mueller Industries, Inc.	78,257	4,237,616

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

Invesco S&P SmallCap Value with Momentum ETF (XSVM)–(continued)

April 30, 2022

	Shares	Value
Industrials-(continued)
Resideo Technologies, Inc.(b)	197,742	$4,447,218
Resources Connection, Inc.	281,052	4,831,284
Titan International, Inc.(b)	835,492	11,579,919
TrueBlue, Inc.(b)	216,440	5,534,371
UFP Industries, Inc.	52,562	4,066,722
Veritiv Corp.(b)	49,328	6,932,557

		104,163,672

Information Technology-3.43%
Insight Enterprises, Inc.(b)(c)	58,692	5,832,224
Sanmina Corp.(b)	215,124	8,796,420
ScanSource, Inc.(b)	284,737	9,749,395

		24,378,039

Materials-12.11%
AdvanSix, Inc.	108,865	4,848,847
Koppers Holdings, Inc.(c)	233,556	5,666,069
Mercer International, Inc. (Germany)(c)	696,905	11,157,449
Olympic Steel, Inc.(c)(d)	664,891	22,825,708
Rayonier Advanced Materials, Inc.(b)(c)	2,493,985	12,794,143
SunCoke Energy, Inc.	1,236,349	10,286,424
TimkenSteel Corp.(b)(c)	535,833	11,075,668
Trinseo PLC(c)	157,774	7,486,376

		86,140,684

Real Estate-2.62%
Office Properties Income Trust	220,777	4,773,199
Realogy Holdings Corp.(b)(c)	788,667	8,643,790
Whitestone REIT	428,225	5,202,934

		18,619,923

Total Common Stocks & Other Equity Interests (Cost $743,637,712)		710,540,298

	Shares	Value
Money Market Funds-0.08%
Invesco Government & Agency Portfolio, Institutional Class, 0.35%(d)(e) (Cost $576,198)	576,198	$576,198

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.01% (Cost $744,213,910)		711,116,496

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-12.60%
Invesco Private Government Fund, 0.40%(d)(e)(f)	26,860,446	26,860,446
Invesco Private Prime Fund, 0.35%(d)(e)(f)	62,747,381	62,747,381

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $89,602,763)		89,607,827

TOTAL INVESTMENTS IN SECURITIES-112.61% (Cost $833,816,673)		800,724,323
OTHER ASSETS LESS LIABILITIES-(12.61)%		(89,649,085)

NET ASSETS-100.00%		$711,075,238

Investment Abbreviations:

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2022.
(d)

Affiliated issuer. The issuer is affiliated by having an investment adviser that is under common control of Invesco Ltd. and/or the Investment Company Act of 1940, as amended (the “1940 Act”), defines “affiliated person” to include an issuer of which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2022.

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$166,691	$31,763,520	$(31,354,013)	$-	$-	$576,198	$327
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	10,258,766	164,560,689	(147,959,009)	-	-	26,860,446	17,899	*
Invesco Private Prime Fund	15,388,149	327,384,291	(280,004,888)	5,064	(25,235)	62,747,381	60,127	*

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

Invesco S&P SmallCap Value with Momentum ETF (XSVM)–(continued)

April 30, 2022

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2022	Dividend Income
Investments in Other Affiliates:
Olympic Steel, Inc.	$-	$20,417,760	$(2,214,987)	$4,363,085	$259,850	$22,825,708	$55,826

Total	$25,813,606	$544,126,260	$(461,532,897)	$4,368,149	$234,615	$113,009,733	$134,179

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49

Invesco Zacks Mid-Cap ETF (CZA)

April 30, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-99.92%
Consumer Discretionary-3.16%
Columbia Sportswear Co.	11,374	$934,488
Gentex Corp.	41,728	1,224,717
Genuine Parts Co.	24,781	3,222,769
Levi Strauss & Co., Class A	71,910	1,302,290

		6,684,264

Consumer Staples-1.89%
Church & Dwight Co., Inc.	40,986	3,998,594

Energy-2.11%
Cosan S.A., ADR (Brazil)(b)	57,258	972,241
Pembina Pipeline Corp. (Canada)	92,576	3,504,002

		4,476,243

Financials-11.63%
Arch Capital Group Ltd.(c)	63,054	2,879,676
Assurant, Inc.	9,453	1,719,312
AXIS Capital Holdings Ltd.	13,980	801,473
CNA Financial Corp.	45,800	2,172,752
East West Bancorp, Inc.	24,287	1,731,663
Essent Group Ltd.	18,523	750,737
Everest Re Group Ltd.	6,531	1,794,131
Hanover Insurance Group, Inc. (The)	5,935	871,377
Invesco Ltd.(d)	76,070	1,398,167
Lufax Holding Ltd., ADR (China)	472,123	2,620,283
Rocket Cos., Inc., Class A(b)	346,764	3,068,861
Synovus Financial Corp.	24,724	1,027,035
W.R. Berkley Corp.	44,245	2,941,850
Wintrust Financial Corp.	9,804	856,085

		24,633,402

Health Care-11.72%
Cardinal Health, Inc.	47,437	2,753,718
Catalent, Inc.(c)	31,264	2,831,268
Chemed Corp.	2,609	1,282,036
Globus Medical, Inc., Class A(c)	16,585	1,098,259
Hologic, Inc.(c)	42,562	3,064,038
QIAGEN N.V.(c)	40,397	1,832,812
Royalty Pharma PLC, Class A(b)	108,629	4,625,423
Stevanato Group S.p.A. (Italy)(b)(c)	48,484	775,744
Teleflex, Inc.	8,219	2,347,511
Zimmer Biomet Holdings, Inc.	34,745	4,195,459

		24,806,268

Industrials-22.04%
AECOM	24,273	1,712,703
AGCO Corp.	11,474	1,461,788
Allegion PLC	15,866	1,812,532
ASGN, Inc.(c)	9,110	1,033,530
Booz Allen Hamilton Holding Corp.	22,499	1,836,593
CACI International, Inc., Class A(c)	3,864	1,025,119
Carlisle Cos., Inc.	8,895	2,307,007
Crane Co.	10,068	968,844
Donaldson Co., Inc.	21,338	1,046,416
Dover Corp.(b)	25,000	3,332,500
Driven Brands Holdings, Inc.(b)(c)	30,512	850,980
Fortive Corp.	61,845	3,556,087
Fortune Brands Home & Security, Inc.	25,833	1,840,601
Graco, Inc.	29,826	1,849,809

	Shares	Value
Industrials-(continued)
Hubbell, Inc.	9,512	$1,858,264
IDEX Corp.	13,438	2,550,801
Jacobs Engineering Group, Inc.	22,750	3,152,012
Lincoln Electric Holdings, Inc.	10,091	1,359,560
Nordson Corp.	10,115	2,181,704
Regal Rexnord Corp.	12,340	1,570,142
Robert Half International, Inc.	19,643	1,931,103
TFI International, Inc. (Canada)	15,981	1,286,151
W.W. Grainger, Inc.	8,637	4,318,759
Watts Water Technologies, Inc., Class A	6,060	772,408
XPO Logistics, Inc.(c)	19,609	1,054,768

		46,670,181

Information Technology-14.06%
Amdocs Ltd.	22,563	1,798,046
CDW Corp.	23,601	3,851,211
Cirrus Logic, Inc.(c)	9,599	727,604
Concentrix Corp.	9,435	1,485,824
Dolby Laboratories, Inc., Class A	16,844	1,304,905
FleetCor Technologies, Inc.(b)(c)	13,243	3,304,393
Flex Ltd.(c)	79,145	1,305,101
Genpact Ltd.	32,812	1,321,339
Jabil, Inc.	25,402	1,466,458
Littelfuse, Inc.	4,320	990,360
Skyworks Solutions, Inc.	27,941	3,165,715
TD SYNNEX Corp.	18,335	1,835,150
Teledyne Technologies, Inc.(c)	7,573	3,268,128
TELUS International CDA, Inc. (Philippines)(c)	49,083	1,064,610
Trimble, Inc.(c)	43,371	2,892,846

		29,781,690

Materials-10.11%
AptarGroup, Inc.	11,448	1,314,574
Avery Dennison Corp.	14,050	2,537,430
Avient Corp.	16,514	813,149
Axalta Coating Systems Ltd.(c)	39,231	995,290
Berry Global Group, Inc.(c)	24,211	1,364,290
Eastman Chemical Co.	21,796	2,237,795
Martin Marietta Materials, Inc.(b)	10,469	3,708,329
Packaging Corp. of America	16,545	2,666,558
RPM International, Inc.	22,824	1,892,110
Sealed Air Corp.	25,210	1,618,734
WestRock Co.	45,534	2,255,299

		21,403,558

Real Estate-7.71%
Duke Realty Corp.	64,611	3,537,452
Equity LifeStyle Properties, Inc.	32,513	2,512,605
Essex Property Trust, Inc.	11,136	3,666,751
Gaming and Leisure Properties, Inc.	40,964	1,817,982
Healthpeak Properties, Inc.	89,411	2,933,575
Life Storage, Inc.	14,054	1,862,014

		16,330,379

Utilities-15.49%
AES Corp. (The)	110,794	2,262,413
Alliant Energy Corp.	42,051	2,473,019
Ameren Corp.	42,636	3,960,884
Avangrid, Inc.(b)	64,286	2,851,084

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

Invesco Zacks Mid-Cap ETF (CZA)–(continued)

April 30, 2022

	Shares	Value
Utilities-(continued)
CMS Energy Corp.	47,938	$3,292,861
DTE Energy Co.	32,552	4,265,614
Edison International	61,344	4,219,854
Entergy Corp.	32,970	3,918,485
Evergy, Inc.	38,308	2,599,198
Hawaiian Electric Industries, Inc.	18,643	766,414
IDACORP, Inc.	8,459	889,718
OGE Energy Corp.(b)	33,341	1,289,630

		32,789,174

Total Common Stocks & Other Equity Interests (Cost $215,056,972)		211,573,753

Money Market Funds-0.19%
Invesco Government & Agency Portfolio, Institutional Class, 0.35%(d)(e) (Cost $405,744)	405,744	405,744

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.11% (Cost $215,462,716)		211,979,497

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-8.11%
Invesco Private Government Fund, 0.40%(d)(e)(f)	5,151,726	$5,151,726
Invesco Private Prime Fund, 0.35%(d)(e)(f)	12,011,712	12,011,712

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $17,163,438)		17,163,438

TOTAL INVESTMENTS IN SECURITIES-108.22% (Cost $232,626,154)		229,142,935
OTHER ASSETS LESS LIABILITIES-(8.22)%		(17,407,773)

NET ASSETS-100.00%		$211,735,162

Investment Abbreviations:

ADR	-American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2022.
(c)	Non-income producing security.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2022.

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2022	Dividend Income
Invesco Ltd.	$—	$2,090,429	$ (255,718)	$(425,499)	$(11,045)	$1,398,167	$11,525
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	326,529	12,489,925	(12,410,710)	—	—	405,744	154
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	820,751	53,570,864	(49,239,889)	—	—	5,151,726	2,630	*
Invesco Private Prime Fund	1,231,126	108,034,624	(97,248,466)	—	(5,572)	12,011,712	10,780	*

Total	$2,378,406	$176,185,842	$(159,154,783)	$(425,499)	$(16,617)	$18,967,349	$25,089

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

51

Invesco Zacks Multi-Asset Income ETF (CVY)

April 30, 2022

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-80.73%
Communication Services-1.33%
Mobile TeleSystems PJSC, ADR (Russia)(b)	152,493	$0
Nexstar Media Group, Inc., Class A	4,677	740,930
Telefonica S.A., ADR (Spain)(c)	161,264	770,842

		1,511,772

Consumer Discretionary-8.96%
American Eagle Outfitters, Inc.(c)	59,380	897,232
Best Buy Co., Inc.	13,489	1,213,066
Big 5 Sporting Goods Corp.(c)	25,780	373,037
Buckle, Inc. (The)(c)	11,262	349,798
Camping World Holdings, Inc., Class A(c)	27,557	707,664
Carter’s, Inc.(c)	9,068	763,888
Foot Locker, Inc.	19,881	582,712
Ford Motor Co.	70,599	999,682
Guess?, Inc.(c)	18,134	407,471
H&R Block, Inc.(c)	33,516	873,762
Honda Motor Co. Ltd., ADR (Japan)	27,164	713,055
LCI Industries(c)	3,395	330,401
M.D.C. Holdings, Inc.(c)	9,733	359,245
Rent-A-Center, Inc.(c)	22,802	549,984
Whirlpool Corp.(c)	6,124	1,111,628

		10,232,625

Consumer Staples-1.85%
Bunge Ltd.	7,950	899,304
Tyson Foods, Inc., Class A	12,996	1,210,708

		2,110,012

Energy-17.45%
Alliance Resource Partners L.P.	76,543	1,370,885
Black Stone Minerals L.P.	108,565	1,719,670
BP PLC, ADR (United Kingdom)	19,475	559,322
China Petroleum & Chemical Corp., ADR (China)	21,931	1,068,040
ConocoPhillips	13,606	1,299,645
Crestwood Equity Partners L.P.	40,483	1,180,484
DCP Midstream L.P.	21,980	751,716
Energy Transfer L.P.	94,529	1,047,381
Enterprise Products Partners L.P.	44,401	1,150,430
EQT Corp.	54,874	2,181,241
Genesis Energy L.P.	65,399	718,081
MPLX L.P.	36,347	1,176,189
NuStar Energy L.P	85,767	1,309,662
PetroChina Co. Ltd., ADR (China)(c)	20,557	974,813
Petroleo Brasileiro S.A., ADR (Brazil)	57,580	781,361
Plains All American Pipeline L.P	89,393	926,111
Shell PLC, ADR (Netherlands)(c)	10,312	550,970
TotalEnergies SE, ADR (France)	10,401	506,633
Western Midstream Partners L.P	26,561	642,511

		19,915,145

Financials-27.21%
Aflac, Inc.	19,414	1,112,034
Allstate Corp. (The)	9,695	1,226,805
Ally Financial, Inc.	24,710	987,412
Atlantic Union Bankshares Corp.(c)	9,912	334,827
B. Riley Financial, Inc.(c)	6,604	298,237
Bank OZK	8,510	326,954

	Shares	Value
Financials-(continued)
BankUnited, Inc.(c)	18,478	$693,664
BOK Financial Corp.(c)	3,952	327,739
Chimera Investment Corp.(c)	34,634	347,033
Citigroup, Inc.	18,806	906,637
CNO Financial Group, Inc.	16,287	393,168
Equitable Holdings, Inc.	24,777	714,321
Evercore, Inc., Class A	6,458	682,933
Everest Re Group Ltd.	2,643	726,059
Fidelity National Financial, Inc.	26,312	1,047,744
First American Financial Corp.	12,142	708,000
First BanCorp	28,587	389,069
Franklin Resources, Inc.	27,303	671,381
Goldman Sachs Group, Inc. (The)	3,485	1,064,633
HSBC Holdings PLC, ADR (United Kingdom)(c)	13,548	420,123
Independent Bank Group, Inc.	5,288	358,526
ING Groep N.V., ADR (Netherlands)	50,314	469,933
Invesco Ltd.(d)	37,494	689,140
Jefferies Financial Group, Inc.	22,444	690,377
JPMorgan Chase & Co.	7,995	954,283
KeyCorp	48,186	930,472
Lincoln National Corp.	11,686	702,913
MetLife, Inc.	17,569	1,153,932
MGIC Investment Corp.	52,489	685,506
Mitsubishi UFJ Financial Group, Inc., ADR (Japan)(c)	81,797	474,423
Morgan Stanley	12,791	1,030,827
Navient Corp.(c)	45,290	719,658
OneMain Holdings, Inc.	15,787	725,097
PacWest BanCorp.	16,648	547,553
Radian Group, Inc.	33,232	710,832
SLM Corp.	41,669	697,122
South State Corp.(c)	4,511	349,332
Stewart Information Services Corp.	6,157	317,701
Sumitomo Mitsui Financial Group, Inc., ADR (Japan)(c)	94,587	566,576
Synchrony Financial	28,758	1,058,582
T. Rowe Price Group, Inc.(c)	8,562	1,053,468
Travelers Cos., Inc. (The)	7,028	1,202,210
United Community Banks, Inc.	10,733	323,493
Virtu Financial, Inc., Class A	11,545	333,420
Virtus Investment Partners, Inc.	1,655	293,200
Zions Bancorporation N.A	11,367	642,349

		31,059,698

Health Care-2.78%
Bristol-Myers Squibb Co.	17,593	1,324,225
CVS Health Corp.	11,698	1,124,529
Takeda Pharmaceutical Co. Ltd., ADR (Japan)(c)	50,065	727,945

		3,176,699

Industrials-0.97%
Danaos Corp. (Greece)	4,292	350,828
Textainer Group Holdings Ltd. (China)	11,078	371,556
Triton International Ltd. (Bermuda)	6,220	379,980

		1,102,364

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

Invesco Zacks Multi-Asset Income ETF (CVY)–(continued)

April 30, 2022

	Shares	Value
Information Technology-2.85%
Avnet, Inc.	9,842	$429,702
HP, Inc.(c)	34,610	1,267,764
Intel Corp.	26,777	1,167,209
Vishay Intertechnology, Inc.	20,901	389,386

		3,254,061

Materials-5.76%
Braskem S.A., ADR (Brazil)(c)	63,134	1,032,872
Cabot Corp.(c)	5,506	362,570
Chemours Co. (The)(c)	28,155	931,086
Gerdau S.A., ADR (Brazil)	243,928	1,383,072
LyondellBasell Industries N.V., Class A	12,139	1,287,098
Trinseo PLC(c)	7,582	359,766
WestRock Co.	17,604	871,926
Worthington Industries, Inc.(c)	7,308	347,642

		6,576,032

Real Estate-10.39%
Brixmor Property Group, Inc.	36,521	926,903
Extra Space Storage, Inc.	6,403	1,216,570
Federal Realty Investment Trust	7,487	876,428
Healthcare Trust of America, Inc., Class A	38,455	1,171,339
Kimco Realty Corp.	51,564	1,306,116
Life Storage, Inc.	9,427	1,248,983
National Storage Affiliates Trust	8,229	465,762
Phillips Edison & Co., Inc.(c)	11,212	379,638
Plymouth Industrial REIT, Inc.	5,949	143,490
PS Business Parks, Inc.	1,512	283,047
Regency Centers Corp.	3,888	267,611
Simon Property Group, Inc.	8,921	1,052,678
UDR, Inc.	22,198	1,181,156
Welltower, Inc.	14,773	1,341,536

		11,861,257

Utilities-1.18%
Suburban Propane Partners L.P.	80,289	1,348,855
Total Common Stocks & Other Equity Interests (Cost $92,141,833)		92,148,520

Closed-End Funds-9.88%
Aberdeen Total Dynamic Dividend Fund(c)	84,584	748,568
Allspring Income Opportunities Fund(c)	49,783	375,364
Ares Dynamic Credit Allocation Fund, Inc.	19,101	269,324
Barings Global Short Duration High Yield Fund	19,106	285,635
Blackstone Strategic Credit Fund	45,403	563,905
Calamos Global Dynamic Income Fund(c)	39,035	306,425
DoubleLine Income Solutions Fund	89,790	1,214,859
DoubleLine Yield Opportunities Fund	54,163	857,400
Eaton Vance Limited Duration Income Fund	101,417	1,112,544
GAMCO Global Gold Natural Resources & Income Trust	135,715	533,360
Highland Income Fund	59,285	703,120
KKR Income Opportunities Fund	16,189	219,847
Nuveen Global High Income Fund(c)	13,619	179,771
Nuveen Preferred & Income Opportunities Fund	96,342	769,773
PGIM Global High Yield Fund, Inc.	28,644	368,362
PGIM High Yield Bond Fund, Inc.	25,700	358,001
PIMCO Dynamic Income Opportunities Fund	77,229	1,233,347
Templeton Emerging Markets Income Fund(c)	45,408	277,443

	Shares	Value
Western Asset Emerging Markets Debt Fund, Inc.	63,714	$616,114
Western Asset High Income Opportunity Fund, Inc.	66,507	280,659

Total Closed-End Funds (Cost $12,567,651)		11,273,821

Preferred Stocks-9.24%
Financials-8.08%
Arch Capital Group Ltd., Series G, Pfd., 4.55%	18,702	360,762
Bank of America Corp., Series L, Conv. Pfd., 7.25%	1,006	1,224,121
Bank of America Corp., Series QQ, Pfd., 4.25%	62,037	1,106,120
Capital One Financial Corp., Series L, Pfd., 4.38%	37,514	681,629
First Republic Bank, Series N, Pfd., 4.50%	60,475	1,136,325
JPMorgan Chase & Co., Series JJ, Pfd., 4.55%	49,148	933,321
JPMorgan Chase & Co., Series LL, Pfd., 4.63%	58,272	1,129,311
Prospect Capital Corp., Series A, Pfd., 5.35%	23,650	458,810
Silvergate Capital Corp., Series A, Pfd., 5.38%	15,141	288,285
Wells Fargo & Co., Series Z, Pfd., 4.75%	58,071	1,129,481
Wells Fargo & Co., Series CC, Pfd., 4.38%(c)	43,180	780,694

		9,228,859

Utilities-1.16%
Dominion Energy, Inc., Series A, Conv. Pfd., 7.25%	13,115	1,323,172

Total Preferred Stocks (Cost $13,162,840)		10,552,031

Money Market Funds-0.02%
Invesco Government & Agency Portfolio, Institutional Class, 0.35%(d)(e) (Cost $28,298)	28,298	28,298

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.87% (Cost $117,900,622)		114,002,670

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-15.01%
Invesco Private Government Fund, 0.40%(d)(e)(f)	5,227,180	5,227,180
Invesco Private Prime Fund, 0.35%(d)(e)(f)	11,906,148	11,906,148

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $17,132,345)		17,133,328

TOTAL INVESTMENTS IN SECURITIES-114.88% (Cost $135,032,967)		131,135,998
OTHER ASSETS LESS LIABILITIES-(14.88)%		(16,986,180)

NET ASSETS-100.00%		$114,149,818

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

53

Invesco Zacks Multi-Asset Income ETF (CVY)–(continued)

April 30, 2022

Investment Abbreviations:

ADR -American Depositary Receipt

Conv.-Convertible

Pfd. -Preferred

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Security valued using significant unobservable inputs (Level 3). See Note 5.
(c)	All or a portion of this security was out on loan at April 30, 2022.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended April 30, 2022.

	Value April 30, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2022	Dividend Income
Invesco Ltd.	$978,426	$982,084	$(930,920)	$(403,771)	$63,321	$689,140	$26,256
Invesco Mortgage Capital, Inc.	1,031,772	327,604	(1,217,023)	20,346	(162,699)	—	—
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	152,455	9,059,417	(9,183,574)	—	—	28,298	167
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	6,861,838	41,848,229	(43,482,887)	—	—	5,227,180	2,623	*
Invesco Private Prime Fund	10,292,757	84,627,442	(83,010,997)	983	(4,037)	11,906,148	9,979	*

Total	$19,317,248	$136,844,776	$(137,825,401)	$(382,442)	$(103,415)	$17,850,766	$39,025

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of April 30, 2022.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

(This Page Intentionally Left Blank)

55

Statements of Assets and Liabilities

April 30, 2022

	Invesco Dynamic Large Cap Growth ETF (PWB)	Invesco Dynamic Large Cap Value ETF (PWV)	Invesco S&P 100 Equal Weight ETF (EQWL)	Invesco S&P 500 GARP ETF (SPGP)
Assets:
Unaffiliated investments in securities, at value(a)	$613,468,026	$801,555,497	$117,526,445	$833,819,931
Affiliated investments in securities, at value	20,042,649	12,708,870	3,044,393	28,730,540
Cash	-	-	-	-
Receivable for:
Dividends	377,049	1,208,077	156,789	411,919
Securities lending	2,235	2,338	144	1,809
Investments sold	-	-	11,518	-
Foreign tax reclaims	-	-	-	-
Other assets	-	-	6,440	13,419

Total assets	633,889,959	815,474,782	120,745,729	862,977,618

Liabilities:
Due to custodian	-	-	-	121,828
Payable for:
Collateral upon return of securities loaned	20,027,762	12,616,008	3,032,258	28,729,798
Expenses recaptured	-	-	-	-
Accrued advisory fees	275,147	346,708	17,941	204,735
Accrued trustees’ and officer’s fees	108,774	150,140	53,925	51,734
Accrued expenses	60,702	278,788	48,700	119,132
Accrued tax expenses	-	-	-	-

Total liabilities	20,472,385	13,391,644	3,152,824	29,227,227

Net Assets	$613,417,574	$802,083,138	$117,592,905	$833,750,391

Net assets consist of:
Shares of beneficial interest	$831,286,595	$1,229,392,339	$119,996,255	$925,097,775
Distributable earnings (loss)	(217,869,021)	(427,309,201)	(2,403,350)	(91,347,384)

Net Assets	$613,417,574	$802,083,138	$117,592,905	$833,750,391

Shares outstanding (unlimited amount authorized, $0.01 par value)	9,630,000	17,190,000	1,530,000	9,750,000
Net asset value	$63.70	$46.66	$76.86	$85.51

Market price	$63.74	$46.66	$76.71	$85.51

Unaffiliated investments in securities, at cost	$622,479,483	$768,054,786	$113,410,706	$876,610,199

Affiliated investments in securities, at cost	$20,041,814	$12,707,490	$3,044,247	$28,729,798

(a) Includes securities on loan with an aggregate value of:	$18,780,059	$12,229,549	$2,892,602	$26,844,649

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

Invesco S&P 500 Value with Momentum ETF (SPVM)	Invesco S&P MidCap Momentum ETF (XMMO)	Invesco S&P MidCap Quality ETF (XMHQ)	Invesco S&P MidCap Value with Momentum ETF (XMVM)	Invesco S&P SmallCap Momentum ETF (XSMO)	Invesco S&P SmallCap Value with Momentum ETF (XSVM)	Invesco Zacks Mid-Cap ETF (CZA)	Invesco Zacks Multi-Asset Income ETF (CVY)

$57,009,455	$893,798,317	$329,607,806	$257,160,417	$145,545,935	$687,714,590	$210,175,586	$113,285,232
698,391	65,986,316	74,246,886	38,462,928	25,877,812	113,009,733	18,967,349	17,850,766
-	-	-	-	373	-	-	4,542

58,657	369,474	119,718	70,919	38,891	314,124	112,693	336,169
-	8,245	31,993	3,724	1,965	11,014	4,372	16,332
-	-	-	-	-	-	-	71,752
-	-	-	-	-	-	-	14,550
4,799	2,189	502	2,072	19,546	1,934	9,653	9,783

57,771,302	960,164,541	404,006,905	295,700,060	171,484,522	801,051,395	229,269,653	131,589,126

-	-	162	54	-	-	165	-

-	65,452,337	73,992,819	38,444,908	25,695,284	89,602,763	17,163,438	17,132,345
-	-	-	8,417	-	2,882	4,962	-
13,288	223,480	52,972	64,040	36,441	175,655	99,337	57,893
42,252	78,568	51,983	56,266	54,973	59,816	20,642	19,763
34,342	-	85,218	56,179	44,049	135,041	245,006	229,307
600	-	-	322	1,777	-	941	-

90,482	65,754,385	74,183,154	38,630,186	25,832,524	89,976,157	17,534,491	17,439,308

$57,680,820	$894,410,156	$329,823,751	$257,069,874	$145,651,998	$711,075,238	$211,735,162	$114,149,818

$72,213,156	$1,050,935,755	$369,056,906	$304,798,752	$211,082,757	$804,441,650	$339,103,346	$561,059,172
(14,532,336)	(156,525,599)	(39,233,155)	(47,728,878)	(65,430,759)	(93,366,412)	(127,368,184)	(446,909,354)

$57,680,820	$894,410,156	$329,823,751	$257,069,874	$145,651,998	$711,075,238	$211,735,162	$114,149,818

1,130,000	10,910,000	4,710,000	5,760,000	3,030,000	14,210,000	2,360,000	5,040,800
$51.04	$81.98	$70.03	$44.63	$48.07	$50.04	$89.72	$22.65

$50.98	$82.00	$70.16	$44.65	$48.05	$50.03	$89.97	$22.61

$56,092,179	$901,707,145	$356,005,469	$268,568,826	$153,950,945	$725,175,089	$213,233,306	$117,372,394

$896,116	$65,984,277	$74,243,625	$38,462,659	$25,876,963	$108,641,584	$19,392,848	$17,660,573

$—	$62,531,876	$69,791,181	$36,695,026	$24,304,917	$85,376,522	$16,402,466	$16,238,663

57

Statements of Operations

For the year ended April 30, 2022

	Invesco Dynamic Large Cap Growth ETF (PWB)	Invesco Dynamic Large Cap Value ETF (PWV)	Invesco S&P 100 Equal Weight ETF (EQWL)	Invesco S&P 500 GARP ETF (SPGP)
Investment income:
Unaffiliated interest income	$-	$-	$-	$-
Unaffiliated dividend income	4,630,556	21,111,208	2,360,818	8,178,333
Affiliated dividend income	134	480	70	157
Securities lending income	24,736	5,030	758	13,336
Foreign withholding tax	(19,832)	-	-	-

Total investment income	4,635,594	21,116,718	2,361,646	8,191,826

Expenses:
Advisory fees	3,864,060	3,951,310	274,542	2,034,048
Sub-licensing fees	231,839	237,074	26,045	194,066
Accounting & administration fees	64,102	57,886	17,084	31,268
Professional fees	30,458	29,990	26,182	28,917
Custodian & transfer agent fees	6,088	7,447	3,787	4,698
Trustees’ and officer’s fees	21,407	23,857	11,669	15,849
Recapture (Note 3)	-	-	-	-
Tax expenses	-	-	-	-
Other expenses	40,865	39,773	19,574	32,266

Total expenses	4,258,819	4,347,337	378,883	2,341,112

Less: Waivers	(8)	(57)	(103,647)	(15)

Net expenses	4,258,811	4,347,280	275,236	2,341,097

Net investment income	376,783	16,769,438	2,086,410	5,850,729

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(79,980,439)	(29,896,820)	(956,489)	(16,538,818)
Affiliated investment securities	(10,752)	2,674	(852)	(6,163)
Unaffiliated in-kind redemptions	174,995,030	129,128,049	13,756,602	76,361,047
Affiliated in-kind redemptions	-	-	-	-
Foreign currencies	-	-	-	-

Net realized gain	95,003,839	99,233,903	12,799,261	59,816,066

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(166,844,716)	(70,472,123)	(16,759,937)	(95,486,789)
Affiliated investment securities	835	1,380	146	742
Foreign currencies	-	-	-	-

Change in net unrealized appreciation (depreciation)	(166,843,881)	(70,470,743)	(16,759,791)	(95,486,047)

Net realized and unrealized gain (loss)	(71,840,042)	28,763,160	(3,960,530)	(35,669,981)

Net increase (decrease) in net assets resulting from operations	$(71,463,259)	$45,532,598	$(1,874,120)	$(29,819,252)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

Invesco S&P 500 Value with Momentum ETF (SPVM)	Invesco S&P MidCap Momentum ETF (XMMO)	Invesco S&P MidCap Quality ETF (XMHQ)	Invesco S&P MidCap Value with Momentum ETF (XMVM)	Invesco S&P SmallCap Momentum ETF (XSMO)	Invesco S&P SmallCap Value with Momentum ETF (XSVM)	Invesco Zacks Mid-Cap ETF (CZA)	Invesco Zacks Multi-Asset Income ETF (CVY)

$-	$-	$-	$-	$-	$-	$-	$823
848,648	9,272,635	4,488,260	3,738,538	1,416,240	8,234,753	4,296,791	4,365,427
10,133	435	206	107	168	56,153	11,679	26,423
27	161,371	64,581	16,362	69,531	69,476	30,371	155,949
-	-	-	-	(4,991)	(16,288)	(68,119)	(41,134)

858,808	9,434,441	4,553,047	3,755,007	1,480,948	8,344,094	4,270,722	4,507,488

122,454	2,733,773	736,051	616,077	502,104	1,365,109	1,126,849	643,128
8,445	189,021	96,707	69,150	47,891	170,849	313,057	167,940
14,717	67,200	19,284	16,392	21,055	19,987	28,293	22,139
25,428	29,951	26,793	25,519	26,206	27,484	26,835	26,862
2,791	6,186	4,058	2,990	4,831	3,370	4,788	6,226
10,277	21,010	13,063	12,597	12,488	14,519	4,983	4,400
-	-	-	62,258	-	74,398	141,032	50,885
600	-	-	322	1,777	-	941	-
19,263	57,044	28,509	24,452	28,806	29,621	27,939	27,260

203,975	3,104,185	924,465	829,757	645,158	1,705,337	1,674,717	948,840

(38,702)	(32)	(185,255)	(9)	(25)	(14,107)	(9,067)	(9,164)

165,273	3,104,153	739,210	829,748	645,133	1,691,230	1,665,650	939,676

693,535	6,330,288	3,813,837	2,925,259	835,815	6,652,864	2,605,072	3,567,812

(913,731)	(51,300,089)	(9,146,482)	(14,262,449)	(21,122,629)	(22,969,441)	(3,913,906)	6,857,640
(656)	(39,276)	(8,667)	(2,498)	(12,404)	234,615	(16,053)	(163,578)
5,850,264	171,236,329	25,656,252	23,729,824	31,554,147	69,483,413	46,662,571	10,182,027
(12,599)	-	-	-	-	-	(564)	60,163
-	-	-	-	-	-	(707)	-

4,923,278	119,896,964	16,501,103	9,464,877	10,419,114	46,748,587	42,731,341	16,936,252

(4,783,047)	(159,806,938)	(58,437,678)	(31,026,236)	(22,610,226)	(87,874,416)	(38,810,601)	(23,085,427)
(197,725)	2,038	3,261	269	849	4,368,149	(425,499)	(382,442)
-	-	-	-	-	-	(66)	-

(4,980,772)	(159,804,900)	(58,434,417)	(31,025,967)	(22,609,377)	(83,506,267)	(39,236,166)	(23,467,869)

(57,494)	(39,907,936)	(41,933,314)	(21,561,090)	(12,190,263)	(36,757,680)	3,495,175	(6,531,617)

$636,041	$(33,577,648)	$(38,119,477)	$(18,635,831)	$(11,354,448)	$(30,104,816)	$6,100,247	$(2,963,805)

59

Statements of Changes in Net Assets

For the years ended April 30, 2022 and 2021

	Invesco Dynamic Large Cap Growth ETF (PWB)		Invesco Dynamic Large Cap Value ETF (PWV)
	2022	2021	2022	2021
Operations:
Net investment income	$376,783	$921,055	$16,769,438	$16,678,075
Net realized gain (loss)	95,003,839	162,056,832	99,233,903	18,028,875
Change in net unrealized appreciation (depreciation)	(166,843,881)	111,272,819	(70,470,743)	181,266,801

Net increase (decrease) in net assets resulting from operations	(71,463,259)	274,250,706	45,532,598	215,973,751

Distributions to Shareholders from:
Distributable earnings	(365,218)	(1,014,053)	(15,751,004)	(17,183,173)

Shareholder Transactions:
Proceeds from shares sold	683,790,394	676,442,993	862,210,535	382,550,596
Value of shares repurchased	(751,700,890)	(810,376,331)	(826,385,789)	(523,573,223)

Net increase (decrease) in net assets resulting from share transactions	(67,910,496)	(133,933,338)	35,824,746	(141,022,627)

Net increase (decrease) in net assets	(139,738,973)	139,303,315	65,606,340	57,767,951

Net assets:
Beginning of year	753,156,547	613,853,232	736,476,798	678,708,847

End of year	$613,417,574	$753,156,547	$802,083,138	$736,476,798

Changes in Shares Outstanding:
Shares sold	9,010,000	10,900,000	18,430,000	9,810,000
Shares repurchased	(9,950,000)	(12,880,000)	(17,900,000)	(13,600,000)
Shares outstanding, beginning of year	10,570,000	12,550,000	16,660,000	20,450,000

Shares outstanding, end of year	9,630,000	10,570,000	17,190,000	16,660,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

60

Invesco S&P 100 Equal Weight ETF (EQWL)		Invesco S&P 500 GARP ETF (SPGP)		Invesco S&P 500 Value with Momentum ETF (SPVM)
2022	2021	2022	2021	2022	2021

$2,086,410	$1,396,582	$5,850,729	$2,714,445	$693,535	$685,274
12,799,261	2,844,273	59,816,066	21,818,104	4,923,278	(2,770,237)
(16,759,791)	22,573,305	(95,486,047)	105,892,700	(4,980,772)	16,306,378

(1,874,120)	26,814,160	(29,819,252)	130,425,249	636,041	14,221,415

(2,001,177)	(1,410,989)	(5,341,272)	(3,178,357)	(604,427)	(722,920)

64,567,907	25,876,612	1,038,392,786	355,367,983	58,806,721	18,317,903
(32,717,663)	(15,265,610)	(581,218,960)	(314,965,394)	(36,529,195)	(40,635,188)

31,850,244	10,611,002	457,173,826	40,402,589	22,277,526	(22,317,285)

27,974,947	36,014,173	422,013,302	167,649,481	22,309,140	(8,818,790)

89,617,958	53,603,785	411,737,089	244,087,608	35,371,680	44,190,470

$117,592,905	$89,617,958	$833,750,391	$411,737,089	$57,680,820	$35,371,680

780,000	380,000	11,450,000	4,800,000	1,140,000	420,000
(400,000)	(230,000)	(6,530,000)	(4,720,000)	(740,000)	(1,090,000)
1,150,000	1,000,000	4,830,000	4,750,000	730,000	1,400,000

1,530,000	1,150,000	9,750,000	4,830,000	1,130,000	730,000

61

Statements of Changes in Net Assets–(continued)

For the years ended April 30, 2022 and 2021

	Invesco S&P MidCap Momentum ETF (XMMO)		Invesco S&P MidCap Quality ETF (XMHQ)
	2022	2021	2022	2021
Operations:
Net investment income	$6,330,288	$3,405,986	$3,813,837	$1,137,219
Net realized gain	119,896,964	186,739,142	16,501,103	11,624,084
Change in net unrealized appreciation (depreciation)	(159,804,900)	134,034,658	(58,434,417)	33,306,854

Net increase (decrease) in net assets resulting from operations	(33,577,648)	324,179,786	(38,119,477)	46,068,157

Distributions to Shareholders from:
Distributable earnings	(5,860,692)	(3,601,237)	(3,640,191)	(1,069,777)

Shareholder Transactions:
Proceeds from shares sold	823,003,559	969,849,550	284,230,745	234,768,439
Value of shares repurchased	(833,089,042)	(865,541,784)	(158,514,963)	(57,477,116)

Net increase (decrease) in net assets resulting from share transactions	(10,085,483)	104,307,766	125,715,782	177,291,323

Net increase (decrease) in net assets	(49,523,823)	424,886,315	83,956,114	222,289,703

Net assets:
Beginning of year	943,933,979	519,047,664	245,867,637	23,577,934

End of year	$894,410,156	$943,933,979	$329,823,751	$245,867,637

Changes in Shares Outstanding:
Shares sold	9,520,000	13,590,000	3,660,000	3,570,000
Shares repurchased	(9,650,000)	(12,150,000)	(2,100,000)	(920,000)
Shares outstanding, beginning of year	11,040,000	9,600,000	3,150,000	500,000

Shares outstanding, end of year	10,910,000	11,040,000	4,710,000	3,150,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

62

Invesco S&P MidCap Value with Momentum ETF (XMVM)		Invesco S&P SmallCap Momentum ETF (XSMO)		Invesco S&P SmallCap Value with Momentum ETF (XSVM)
2022	2021	2022	2021	2022	2021

$2,925,259	$669,726	$835,815	$623,058	$6,652,864	$1,207,501
9,464,877	4,763,531	10,419,114	28,321,937	46,748,587	10,253,868
(31,025,967)	31,837,071	(22,609,377)	14,369,143	(83,506,267)	69,045,719

(18,635,831)	37,270,328	(11,354,448)	43,314,138	(30,104,816)	80,507,088

(2,951,914)	(749,115)	(643,957)	(704,740)	(7,211,062)	(1,215,462)

329,697,440	99,055,488	134,709,434	163,507,513	826,529,006	190,708,923
(183,761,913)	(47,914,575)	(148,607,414)	(109,262,220)	(337,456,810)	(63,460,080)

145,935,527	51,140,913	(13,897,980)	54,245,293	489,072,196	127,248,843

124,347,782	87,662,126	(25,896,385)	96,854,691	451,756,318	206,540,469

132,722,092	45,059,966	171,548,383	74,693,692	259,318,920	52,778,451

$257,069,874	$132,722,092	$145,651,998	$171,548,383	$711,075,238	$259,318,920

6,950,000	2,450,000	2,490,000	3,490,000	15,650,000	4,800,000
(4,050,000)	(1,340,000)	(2,810,000)	(2,440,000)	(6,710,000)	(1,830,000)
2,860,000	1,750,000	3,350,000	2,300,000	5,270,000	2,300,000

5,760,000	2,860,000	3,030,000	3,350,000	14,210,000	5,270,000

63

Statements of Changes in Net Assets–(continued)

For the years ended April 30, 2022 and 2021

	Invesco Zacks Mid-Cap ETF (CZA)		Invesco Zacks Multi-Asset Income ETF (CVY)
	2022	2021	2022	2021
Operations:
Net investment income	$2,605,072	$2,680,957	$3,567,812	$4,265,821
Net realized gain (loss)	42,731,341	61,149,235	16,936,252	(7,026,026)
Change in net unrealized appreciation (depreciation)	(39,236,166)	38,433,070	(23,467,869)	59,629,702

Net increase (decrease) in net assets resulting from operations	6,100,247	102,263,262	(2,963,805)	56,869,497

Distributions to Shareholders from:
Distributable earnings	(2,026,356)	(3,261,907)	(3,371,434)	(3,955,699)

Shareholder Transactions:
Proceeds from shares sold	262,504,961	290,556,750	52,051,477	67,255,544
Value of shares repurchased	(281,641,386)	(395,595,194)	(65,102,764)	(111,639,759)

Net increase (decrease) in net assets resulting from share transactions	(19,136,425)	(105,038,444)	(13,051,287)	(44,384,215)

Net increase (decrease) in net assets	(15,062,534)	(6,037,089)	(19,386,526)	8,529,583

Net assets:
Beginning of year	226,797,696	232,834,785	133,536,344	125,006,761

End of year	$211,735,162	$226,797,696	$114,149,818	$133,536,344

Changes in Shares Outstanding:
Shares sold	2,840,000	4,150,000	2,110,000	3,230,000
Shares repurchased	(3,030,000)	(5,650,000)	(2,620,000)	(5,580,000)
Shares outstanding, beginning of year	2,550,000	4,050,000	5,550,800	7,900,800

Shares outstanding, end of year	2,360,000	2,550,000	5,040,800	5,550,800

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

64

Financial Highlights

Invesco Dynamic Large Cap Growth ETF (PWB)

	Years Ended April 30,
	2022	2021	2020	2019	2018
Per Share Operating Performance:
Net asset value at beginning of year	$71.25	$48.91	$48.75	$43.32	$35.00

Net investment income(a)	0.04	0.08	0.19	0.48	0.27
Net realized and unrealized gain (loss) on investments	(7.55)	22.34	0.24	5.39	8.32

Total from investment operations	(7.51)	22.42	0.43	5.87	8.59

Distributions to shareholders from:
Net investment income	(0.04)	(0.08)	(0.27)	(0.44)	(0.27)

Net asset value at end of year	$63.70	$71.25	$48.91	$48.75	$43.32

Market price at end of year(b)	$63.74	$71.25	$48.93	$48.77	$43.38

Net Asset Value Total Return(c)	(10.55)%	45.89%	0.92%	13.69%	24.63%
Market Price Total Return(c)	(10.50)%	45.83%	0.91%	13.57%	24.73%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$613,418	$753,157	$613,853	$758,057	$569,715
Ratio to average net assets of:
Expenses	0.55%	0.56%	0.56%	0.55%	0.57%
Net investment income	0.05%	0.13%	0.38%	1.06%	0.68%
Portfolio turnover rate(d)	129%	118%	166%	181%	119%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco Dynamic Large Cap Value ETF (PWV)

	Years Ended April 30,
	2022	2021	2020	2019	2018
Per Share Operating Performance:
Net asset value at beginning of year	$44.21	$33.19	$36.73	$36.10	$35.26

Net investment income(a)	0.99	0.91	0.91	0.84	0.73
Net realized and unrealized gain (loss) on investments	2.40	11.05	(3.52)	0.68	0.83

Total from investment operations	3.39	11.96	(2.61)	1.52	1.56

Distributions to shareholders from:
Net investment income	(0.94)	(0.94)	(0.93)	(0.89)	(0.72)

Net asset value at end of year	$46.66	$44.21	$33.19	$36.73	$36.10

Market price at end of year(b)	$46.66	$44.20	$33.23	$36.74	$36.13

Net Asset Value Total Return(c)	7.72%	36.68%	(7.12)%	4.32%	4.39%
Market Price Total Return(c)	7.75%	36.50%	(7.04)%	4.26%	4.44%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$802,083	$736,477	$678,709	$1,041,362	$1,373,520
Ratio to average net assets of:
Expenses	0.55%	0.58%	0.56%	0.55%	0.56%
Net investment income	2.12%	2.47%	2.43%	2.33%	1.96%
Portfolio turnover rate(d)	113%	149%	142%	189%	128%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

65

Financial Highlights–(continued)

Invesco S&P 100 Equal Weight ETF (EQWL)

	Years Ended April 30,
	2022	2021	2020		2019	2018
Per Share Operating Performance:
Net asset value at beginning of year	$77.93	$53.60	$56.90		$52.38	$46.71

Net investment income(a)	1.57	1.34	1.30		1.14	0.88
Net realized and unrealized gain (loss) on investments	(1.14)	24.35	(3.22)		4.52	5.63

Total from investment operations	0.43	25.69	(1.92)		5.66	6.51

Distributions to shareholders from:
Net investment income	(1.50)	(1.36)	(1.38)		(1.14)	(0.84)

Net asset value at end of year	$76.86	$77.93	$53.60		$56.90	$52.38

Market price at end of year(b)	$76.71	$77.98	$53.54		$56.91	$52.42

Net Asset Value Total Return(c)	0.46%	48.53%	(3.34)%		11.04%	14.02%
Market Price Total Return(c)	0.20%	48.79%	(3.46)%		10.98%	14.01%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$117,593	$89,618	$53,604		$59,749	$60,232
Ratio to average net assets of:
Expenses, after Waivers	0.25%	0.25%	0.26	%(d)	0.25%	0.25%
Expenses, prior to Waivers	0.35%	0.40%	0.40	%(d)	0.41%	0.47%
Net investment income	1.90%	2.08%	2.28	%(d)	2.13%	1.74%
Portfolio turnover rate(e)	15%	20%	51%		24%	32%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2020, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

66

Financial Highlights–(continued)

Invesco S&P 500 GARP ETF (SPGP)

	Years Ended April 30,
	2022	2021	2020	2019	2018
Per Share Operating Performance:
Net asset value at beginning of year	$85.25	$51.39	$55.20	$47.90	$38.49

Net investment income(a)	0.75	0.71	0.71	0.47	0.35
Net realized and unrealized gain (loss) on investments	0.17 (b)	33.95	(3.81)	7.29	9.38

Total from investment operations	0.92	34.66	(3.10)	7.76	9.73

Distributions to shareholders from:
Net investment income	(0.66)	(0.80)	(0.71)	(0.46)	(0.32)

Net asset value at end of year	$85.51	$85.25	$51.39	$55.20	$47.90

Market price at end of year(c)	$85.51	$85.34	$51.43	$55.18	$47.94

Net Asset Value Total Return(d)	1.04%	67.94%	(5.56)%	16.35%	25.36%
Market Price Total Return(d)	0.94%	67.99%	(5.45)%	16.20%	25.44%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$833,750	$411,737	$244,088	$229,088	$208,355
Ratio to average net assets of:
Expenses	0.33%	0.36%	0.34%	0.36%	0.39%
Net investment income	0.83%	1.07%	1.23%	0.92%	0.80%
Portfolio turnover rate(e)	50%	68%	110%	17%	19%

(a)	Based on average shares outstanding.
(b)

Net realized and unrealized gain (loss) on investments per share may not correlate with the Fund’s net realized and unrealized gain (loss) due to timing of shareholder transactions in relation to the fluctuating market values of the Fund’s investments.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2020, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

67

Financial Highlights–(continued)

Invesco S&P 500 Value with Momentum ETF (SPVM)

	Years Ended April 30,
	2022	2021	2020		2019	2018
Per Share Operating Performance:
Net asset value at beginning of year	$48.45	$31.56	$40.00		$38.01	$35.60

Net investment income(a)	0.84	0.78	0.87		1.03	0.93
Net realized and unrealized gain (loss) on investments	2.50 (b)	16.94	(8.26)		2.06	2.28

Total from investment operations	3.34	17.72	(7.39)		3.09	3.21

Distributions to shareholders from:
Net investment income	(0.75)	(0.83)	(1.05)		(1.10)	(0.80)

Net asset value at end of year	$51.04	$48.45	$31.56		$40.00	$38.01

Market price at end of year(c)	$50.98	$48.46	$31.62		$39.99	$38.03

Net Asset Value Total Return(d)	6.94%	56.93%	(18.74)%		8.40%	9.07%
Market Price Total Return(d)	6.80%	56.68%	(18.57)%		8.31%	9.04%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$57,681	$35,372	$44,190		$96,009	$104,539
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.39%	0.40	%(e)	0.39%	0.39%
Expenses, prior to Waivers	0.48%	0.57%	0.45	%(e)	0.41%	0.44%
Net investment income	1.64%	2.07%	2.24	%(e)	2.70%	2.49%
Portfolio turnover rate(f)	71%	83%	127%		32%	25%

(a)	Based on average shares outstanding.
(b)

Net realized and unrealized gain (loss) on investments per share may not correlate with the Fund’s net realized and unrealized gain (loss) due to timing of shareholder transactions in relation to the fluctuating market values of the Fund’s investments.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(f)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2020, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

68

Financial Highlights–(continued)

Invesco S&P MidCap Momentum ETF (XMMO)

	Years Ended April 30,
	2022	2021	2020	2019	2018
Per Share Operating Performance:
Net asset value at beginning of year	$85.50	$54.07	$59.05	$45.61	$34.85

Net investment income(a)	0.58	0.32	0.49	0.06	0.02
Net realized and unrealized gain (loss) on investments	(3.56)	31.45	(4.92)	13.47	10.79

Total from investment operations	(2.98)	31.77	(4.43)	13.53	10.81

Distributions to shareholders from:
Net investment income	(0.54)	(0.34)	(0.55)	(0.09)	(0.05)

Net asset value at end of year	$81.98	$85.50	$54.07	$59.05	$45.61

Market price at end of year(b)	$82.00	$85.51	$54.17	$59.07	$45.71

Net Asset Value Total Return(c)	(3.50)%	58.94%	(7.45)%	29.72%	31.05%
Market Price Total Return(c)	(3.49)%	58.66%	(7.32)%	29.48%	31.34%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$894,410	$943,934	$519,048	$625,899	$132,259
Ratio to average net assets of:
Expenses, after Waivers	0.33%	0.33%	0.34%	0.39%	0.39%
Expenses, prior to Waivers	0.33%	0.33%	0.34%	0.39%	0.43%
Net investment income	0.67%	0.44%	0.84%	0.12%	0.05%
Portfolio turnover rate(d)	135%	100%	194%	30%	29%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2020, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

69

Financial Highlights–(continued)

Invesco S&P MidCap Quality ETF (XMHQ)

	Years Ended April 30,
	2022	2021	2020		2019	2018
Per Share Operating Performance:
Net asset value at beginning of year	$78.05	$47.16	$50.74		$47.29	$43.74

Net investment income(a)	1.00	0.77	0.67		0.66	0.60
Net realized and unrealized gain (loss) on investments	(8.07)	30.84	(3.49)		3.46	3.53

Total from investment operations	(7.07)	31.61	(2.82)		4.12	4.13

Distributions to shareholders from:
Net investment income	(0.95)	(0.72)	(0.76)		(0.67)	(0.58)

Net asset value at end of year	$70.03	$78.05	$47.16		$50.74	$47.29

Market price at end of year(b)	$70.16	$78.13	$47.33		$50.72	$47.30

Net Asset Value Total Return(c)	(9.16)%	67.43%	(5.52)%		8.85%	9.50%
Market Price Total Return(c)	(9.07)%	67.00%	(5.15)%		8.78%	9.52%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$329,824	$245,868	$23,578		$25,372	$23,645
Ratio to average net assets of:
Expenses, after Waivers	0.25%	0.25%	0.27	%(d)	0.25%	0.25%
Expenses, prior to Waivers	0.31%	0.37%	0.56	%(d)	0.61%	0.66%
Net investment income	1.30%	1.17%	1.35	%(d)	1.36%	1.31%
Portfolio turnover rate(e)	83%	56%	130%		30%	28%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.02%.
(e)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2020, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

70

Financial Highlights–(continued)

Invesco S&P MidCap Value with Momentum ETF (XMVM)

	Years Ended April 30,
	2022	2021	2020		2019	2018
Per Share Operating Performance:
Net asset value at beginning of year	$46.41	$25.75	$32.38		$30.69	$31.00

Net investment income(a)	0.64	0.38	0.54		0.84	0.69
Net realized and unrealized gain (loss) on investments	(1.79)	20.73	(6.49)		1.64	(0.26)

Total from investment operations	(1.15)	21.11	(5.95)		2.48	0.43

Distributions to shareholders from:
Net investment income	(0.63)	(0.45)	(0.68)		(0.79)	(0.74)

Net asset value at end of year	$44.63	$46.41	$25.75		$32.38	$30.69

Market price at end of year(b)	$44.65	$46.51	$25.81		$32.36	$30.69

Net Asset Value Total Return(c)	(2.51)%	82.77%	(18.59)%		8.36%	1.39%
Market Price Total Return(c)	(2.67)%	82.75%	(18.34)%		8.30%	1.39%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$257,070	$132,722	$45,060		$51,809	$46,028
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.39%	0.40	%(d)	0.39%	0.39%
Expenses, prior to Waivers	0.39%	0.46%	0.44	%(d)	0.48%	0.51%
Net investment income	1.38%	1.09%	1.72	%(d)	2.73%	2.24%
Portfolio turnover rate(e)	76%	78%	128%		49%	52%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(e)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2020, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

71

Financial Highlights–(continued)

Invesco S&P SmallCap Momentum ETF (XSMO)

	Years Ended April 30,
	2022	2021	2020	2019	2018
Per Share Operating Performance:
Net asset value at beginning of year	$51.21	$32.48	$37.29	$33.25	$28.50

Net investment income(a)	0.26	0.24	0.34	0.13	0.14
Net realized and unrealized gain (loss) on investments	(3.20)	18.77	(4.71)	4.04	4.75

Total from investment operations	(2.94)	19.01	(4.37)	4.17	4.89

Distributions to shareholders from:
Net investment income	(0.20)	(0.28)	(0.44)	(0.13)	(0.14)

Net asset value at end of year	$48.07	$51.21	$32.48	$37.29	$33.25

Market price at end of year(b)	$48.05	$51.16	$32.56	$37.31	$33.31

Net Asset Value Total Return(c)	(5.78)%	58.74%	(11.70)%	12.55%	17.18%
Market Price Total Return(c)	(5.72)%	58.20%	(11.53)%	12.41%	17.43%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$145,652	$171,548	$74,694	$89,495	$48,215
Ratio to average net assets of:
Expenses, after Waivers	0.37%	0.39%	0.39%	0.39%	0.39%
Expenses, prior to Waivers	0.37%	0.40%	0.40%	0.44%	0.59%
Net investment income	0.48%	0.53%	0.92%	0.37%	0.47%
Portfolio turnover rate(d)	147%	132%	180%	44%	43%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2020, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

72

Financial Highlights–(continued)

Invesco S&P SmallCap Value with Momentum ETF (XSVM)

	Years Ended April 30,
	2022	2021	2020		2019	2018
Per Share Operating Performance:
Net asset value at beginning of year	$49.21	$22.95	$30.31		$30.37	$29.27

Net investment income(a)	0.74	0.38	0.51		0.58	0.63
Net realized and unrealized gain (loss) on investments	0.84 (b)	26.23	(7.27)		0.03	1.04

Total from investment operations	1.58	26.61	(6.76)		0.61	1.67

Distributions to shareholders from:
Net investment income	(0.75)	(0.35)	(0.60)		(0.67)	(0.57)

Net asset value at end of year	$50.04	$49.21	$22.95		$30.31	$30.37

Market price at end of year(c)	$50.03	$49.27	$22.92		$30.30	$30.40

Net Asset Value Total Return(d)	3.18%	116.75%	(22.43)%		2.13%	5.73%
Market Price Total Return(d)	3.04%	117.30%	(22.51)%		2.00%	5.87%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$711,075	$259,319	$52,778		$78,794	$72,883
Ratio to average net assets of:
Expenses, after Waivers	0.36%	0.39%	0.40	%(e)	0.39%	0.39%
Expenses, prior to Waivers	0.36%	0.41%	0.40	%(e)	0.44%	0.46%
Net investment income	1.41%	1.11%	1.73	%(e)	1.88%	2.12%
Portfolio turnover rate(f)	73%	75%	136%		52%	56%

(a)	Based on average shares outstanding.
(b)

Net realized and unrealized gain (loss) on investments per share may not correlate with the Fund’s net realized and unrealized gain (loss) due to timing of shareholder transactions in relation to the fluctuating market values of the Fund’s investments.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(f)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2020, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

73

Financial Highlights–(continued)

Invesco Zacks Mid-Cap ETF (CZA)

	Years Ended April 30,						Eight Months Ended April 30, 2018		Year Ended August 31, 2017
	2022	2021	2020		2019
Per Share Operating Performance:
Net asset value at beginning of period	$88.94	$57.49	$70.67		$64.70		$61.60		$53.00
Net investment income(a)	1.06	0.83	1.03		0.90		0.53		0.81
Net realized and unrealized gain (loss) on investments	0.57	31.70	(13.14)		5.82		3.29		8.81
Total from investment operations	1.63	32.53	(12.11)		6.72		3.82		9.62
Distributions to shareholders from:
Net investment income	(0.85)	(1.08)	(1.07)		(0.75)		(0.72)		(1.02)
Net asset value at end of period	$89.72	$88.94	$57.49		$70.67		$64.70		$61.60
Market price at end of period	$89.97 (b)	$88.93 (b)	$57.59	(b)	$70.75	(b)	$64.75	(b)	$61.67
Net Asset Value Total Return(c)	1.82%	56.93%	(17.51)%		10.68%		6.19%		18.40%
Market Price Total Return(c)	2.12%	56.65%	(17.46)%		10.72%		6.14%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$211,735	$226,798	$232,835		$265,019		$255,584		$203,284
Ratio to average net assets of:
Expenses, after Waivers	0.74%	0.69%	0.65	%(d)(e)	0.65	%(d)	0.65	%(f)	0.65%
Expenses, prior to Waivers	0.74%	0.69%	0.68	%(d)(e)	0.70	%(d)	0.74	%(f)	0.74%
Net investment income	1.16%	1.18%	1.46	%(e)	1.36%		1.23	%(f)	1.43%
Portfolio turnover rate(g)	121%	162%	144%		170%		136%		181%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(e)	Ratios include non-recurring costs associated with a proxy statement of less than 0.005%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights–(continued)

Invesco Zacks Multi-Asset Income ETF (CVY)

	Years Ended April 30,							Eight Months Ended April 30, 2018		Year Ended August 31, 2017
	2022		2021	2020		2019
Per Share Operating Performance:
Net asset value at beginning of period	$24.06		$15.82	$22.25		$21.87		$21.11		$19.75
Net investment income(a)(b)	0.67		0.65	0.77		0.81		0.49		0.80
Net realized and unrealized gain (loss) on investments	(1.44)		8.20	(6.45)		0.38		0.94		1.46
Total from investment operations	(0.77)		8.85	(5.68)		1.19		1.43		2.26
Distributions to shareholders from:
Net investment income	(0.64)		(0.61)	(0.75)		(0.81)		(0.59)		(0.60)
Return of capital	-		-	-		-		(0.08)		(0.30)
Total distributions	(0.64)		(0.61)	(0.75)		(0.81)		(0.67)		(0.90)
Net asset value at end of period	$22.65		$24.06	$15.82		$22.25		$21.87		$21.11
Market price at end of period	$22.61	(c)	$24.08 (c)	$15.84	(c)	$22.27	(c)	$21.87	(c)	$21.08
Net Asset Value Total Return(d)	(3.30)%		57.19%	(25.93)%		5.67%		6.83%		11.73%
Market Price Total Return(d)	(3.54)%		57.13%	(25.91)%		5.76%		6.98%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$114,150		$133,536	$125,007		$229,220		$286,460		$346,144
Ratio to average net assets of:
Expenses, after Waivers	0.73	%(e)	0.73%	0.65	%(e)(f)	0.65	%(e)	0.65	%(e)(g)	0.65%
Expenses, prior to Waivers	0.74	%(e)	0.73%	0.69	%(e)(f)	0.71	%(e)	0.74	%(e)(g)	0.72%
Net investment income(b)	2.77%		3.48%	3.64	%(f)	3.71%		3.38	%(g)	3.93%
Portfolio turnover rate(h)	161%		176%	203%		196%		142%		203%

(a)	Based on average shares outstanding.
(b)

Net investment income (loss) is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratio of net investment income (loss) does not include net investment income of the underlying funds in which the Fund invests.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(f)	Ratios include non-recurring costs associated with a proxy statement of less than 0.005%.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Notes to Financial Statements

Invesco Exchange-Traded Fund Trust

April 30, 2022

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust (the “Trust”) was organized as a Massachusetts business trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name

Invesco Dynamic Large Cap Growth ETF (PWB)	“Dynamic Large Cap Growth ETF”

Invesco Dynamic Large Cap Value ETF (PWV)	“Dynamic Large Cap Value ETF”

Invesco S&P 100 Equal Weight ETF (EQWL)	“S&P 100 Equal Weight ETF”

Invesco S&P 500 GARP ETF (SPGP)	“S&P 500 GARP ETF”

Invesco S&P 500 Value with Momentum ETF (SPVM)	“S&P 500 Value with Momentum ETF”

Invesco S&P MidCap Momentum ETF (XMMO)	“S&P MidCap Momentum ETF”

Invesco S&P MidCap Quality ETF (XMHQ)	“S&P MidCap Quality ETF”

Invesco S&P MidCap Value with Momentum ETF (XMVM)	“S&P MidCap Value with Momentum ETF”

Invesco S&P SmallCap Momentum ETF (XSMO)	“S&P SmallCap Momentum ETF”

Invesco S&P SmallCap Value with Momentum ETF (XSVM)	“S&P SmallCap Value with Momentum ETF”

Invesco Zacks Mid-Cap ETF (CZA)	“Zacks Mid-Cap ETF”

Invesco Zacks Multi-Asset Income ETF (CVY)	“Zacks Multi-Asset Income ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index

Dynamic Large Cap Growth ETF	Dynamic Large Cap Growth Intellidex® Index

Dynamic Large Cap Value ETF	Dynamic Large Cap Value Intellidex® Index

S&P 100 Equal Weight ETF	S&P 100® Equal Weight Index

S&P 500 GARP ETF	S&P 500® GARP Index

S&P 500 Value with Momentum ETF	S&P 500® High Momentum Value Index

S&P MidCap Momentum ETF	S&P MidCap 400® Momentum Index

S&P MidCap Quality ETF	S&P MidCap 400® Quality Index

S&P MidCap Value with Momentum ETF	S&P MidCap 400® High Momentum Value Index

S&P SmallCap Momentum ETF	S&P SmallCap 600 Momentum Index

S&P SmallCap Value with Momentum ETF	S&P SmallCap 600 High Momentum Value Index

Zacks Mid-Cap ETF	Zacks Mid-Cap Core Index

Zacks Multi-Asset Income ETF	Zacks Multi-Asset Income Index

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services—Investment Companies.

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A.  Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter (“OTC”) market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts may be valued up to 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible debt securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, a Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent

77

uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

C.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders - Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly (except for Zacks Mid-Cap ETF, which declares and pays dividends from net investment income, if any, to shareholders annually) and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

E.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Each Fund is responsible for all of its expenses, including, but not limited to, the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees related to its respective Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the

78

Trust’s Board members who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”) or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees, and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).

Expenses of the Trust that are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

On September 14, 2021, the Board of Trustees appointed Invesco Advisers, Inc. (“Invesco”), an affiliate of the Adviser, to serve as an affiliated securities lending agent for each Fund participating in the securities lending program. The Bank of New York Mellon (“BNYM”) also continues to serve as a lending agent. Prior to September 14, 2021, BNYM served as the sole securities lending agent for each Fund under the securities lending program. To the extent a Fund utilizes Invesco as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the period September 14, 2021 through April 30, 2022, each Fund had affiliated securities lending transactions with Invesco. Fees paid to Invesco for securities lending agent services, which are included in Securities lending income on the Statements of Operations, were incurred by each Fund as listed below:

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Amount

Dynamic Large Cap Growth ETF	1,190

Dynamic Large Cap Value ETF	443

S&P 100 Equal Weight ETF	82

S&P 500 GARP ETF	573

S&P 500 Value with Momentum ETF	2

S&P MidCap Momentum ETF	4,024

S&P MidCap Quality ETF	3,928

S&P MidCap Value with Momentum ETF	599

S&P SmallCap Momentum ETF	754

S&P SmallCap Value with Momentum ETF	2,518

Zacks Mid-Cap ETF	980

Zacks Multi-Asset Income ETF	4,593

J.  Other Risks

Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes or could experience extended market closures or trading halts, may increase this risk.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Growth Risk. For certain Funds, the market values of “growth” securities may be more volatile than other types of investments. The returns on “growth” securities may or may not move in tandem with the returns on other styles of investing or the overall stock market. Growth securities typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Thus, the value of a Fund’s investments will vary and at times may be lower than that of other types of investments.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund may face more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or

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viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Investment in Investment Companies Risk. Investing in other investment companies, including exchange-traded funds (“ETFs”) and closed-end funds, subjects a Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease or the portfolio becomes illiquid. Moreover, a Fund will pay indirectly a proportional share of the fees and expenses of the investment companies in which it invests. Investments in another ETF or closed-end fund are subject to, among other risks, the risk that the ETF’s or closed-end fund’s shares may trade at a discount or premium relative to the NAV of its shares and the listing exchange may halt trading of the fund’s shares.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to each Fund’s NAV.

Momentum Investing Risk. For certain Funds, the momentum style of investing is subject to the risk that the securities may be more volatile than the market as a whole, or that the returns on securities that previously have exhibited price momentum are less than returns on other styles of investing. Momentum can turn quickly, and stocks that previously have exhibited high momentum may not experience continued positive momentum. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of a Fund may suffer.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversification Risk. To the extent certain Funds become non-diversified, such Funds can invest a greater portion of their respective assets in securities of individual issuers than a diversified fund, and as a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase certain Funds’ volatility and cause the performance of a relatively small number of issuers to have a greater impact on such Funds’ performance.

Portfolio Turnover Risk. Certain Funds may engage in frequent trading of their portfolio securities in connection with the rebalancing or adjustment of their respective Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for a Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to a Fund’s shareholders, a Fund will seek to utilize the in-kind creation and redemption mechanism to minimize the realization of capital gains to the extent possible.

Preferred Securities Risk. There are special risks associated with investing in preferred securities. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If a Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received any income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments. Preferred securities may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer. Preferred securities also may be subordinated to bonds or other debt instruments in an issuer’s capital structure, subjecting them to a greater risk of non-payment than more senior securities.

REIT Risk. REITs are pooled investment vehicles that trade like stocks and invest substantially all of their assets in real estate and may qualify for special tax considerations. REITs are subject to certain risks inherent in the direct ownership of real estate, including without limitation, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers. Further, failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the REIT’s shareholders. In addition, REITs may have expenses, including advisory and administration expenses, and REIT shareholders will incur a proportionate share of the underlying expenses.

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Value Investing Risk. For certain Funds, value securities are subject to the risk that the valuations never improve or that the returns on value securities are less than returns on other styles of investing or the overall stock market. Thus, the value of a Fund’s investments will vary and at times may be lower than that of other types of investments.

81

COVID-19 Risk. The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Funds’ performance.

NOTE 3–Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services. Pursuant to the Investment Advisory Agreement, each of S&P 500 GARP ETF, S&P 500 Value with Momentum ETF, S&P MidCap Momentum ETF, S&P MidCap Value with Momentum ETF, S&P SmallCap Momentum ETF and S&P SmallCap Value with Momentum ETF accrues daily and pays monthly to the Adviser an annual fee of 0.29% of the Fund’s average daily net assets. Each of S&P 100 Equal Weight ETF and S&P MidCap Quality ETF accrues daily and pays monthly to the Adviser an annual fee of 0.25% of the Fund’s average daily net assets. Each of Dynamic Large Cap Growth ETF, Dynamic Large Cap Value ETF, Zacks Mid-Cap ETF, and Zacks Multi-Asset Income ETF accrues daily and pays monthly to the Adviser an annual fee of 0.50% of the Fund’s average daily net assets.

The Trust also has entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) with the Adviser on behalf of each Fund, pursuant to which the Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses (excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses, if any, and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser)) of each of S&P 500 GARP ETF, S&P 500 Value with Momentum ETF, S&P MidCap Momentum ETF, S&P MidCap Value with Momentum ETF, S&P SmallCap Momentum ETF and S&P SmallCap Value with Momentum ETF from exceeding 0.39% of the Fund’s average daily net assets per year (the “Expense Cap”), through at least August 31, 2024. The Expense Cap for each of S&P 100 Equal Weight ETF and S&P MidCap Quality ETF is 0.25% of the Fund’s average daily net assets per year, through at least August 31, 2024. The Expense Cap for each of Dynamic Large Cap Growth ETF, Dynamic Large Cap Value ETF, Zacks Mid-Cap ETF, and Zacks Multi-Asset Income ETF is 0.60% of the Fund’s average daily net assets per year, through at least August 31, 2024 and sub-licensing fees are excluded from the expenses subject to the Expense Cap for these Funds in addition to the excluded expenses above. Unless the Adviser continues the Expense Agreement, it will terminate on August 31, 2024. During its term, the Expense Agreement cannot be terminated or amended to increase the Expense Cap without approval of the Board of Trustees. The Adviser did not waive fees and/or pay Fund expenses during the fiscal year ended April 30, 2022 under this Expense Cap for Dynamic Large Cap Growth ETF, Dynamic Large Cap Value ETF, S&P 500 GARP ETF, S&P MidCap Momentum ETF, S&P MidCap Value with Momentum ETF, S&P SmallCap Momentum ETF, S&P SmallCap Value with Momentum ETF, Zacks Mid-Cap ETF and Zacks Multi-Asset Income ETF.

Further, through at least August 31, 2024, the Adviser has contractually agreed to waive the management fee payable by each Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s investments in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser or (ii) the management fee available to be waived. These waivers do not apply to a Fund’s investment of cash collateral received for securities lending. There is no guarantee that the Adviser will extend the waiver of these fees past that date. This agreement is not subject to recapture by the Adviser.

For the fiscal year ended April 30, 2022, the Adviser waived fees and/or paid Fund expenses for each Fund in the following amounts:

Dynamic Large Cap Growth ETF	$8

Dynamic Large Cap Value ETF	57

S&P 100 Equal Weight ETF	103,647

S&P 500 GARP ETF	15

S&P 500 Value with Momentum ETF	38,702

S&P MidCap Momentum ETF	32

S&P MidCap Quality ETF	185,255

S&P MidCap Value with Momentum ETF	9

S&P SmallCap Momentum ETF	25

S&P SmallCap Value with Momentum ETF	14,107

Zacks Mid-Cap ETF	9,067

Zacks Multi-Asset Income ETF	9,164

82

The fees waived and/or expenses borne by the Adviser pursuant to the Expense Cap are subject to recapture by the Adviser up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Funds if it would result in the Funds exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.

For the following Funds, the amounts available for potential future recapture by the Adviser under the Expense Agreement and the expiration schedule as of April 30, 2022 are as follows:

	Total Potential Recapture	Potential Recapture Amounts Expiring
	Amounts	4/30/23	4/30/24	4/30/25

S&P 100 Equal Weight ETF	$289,245	$83,270	$102,337	$103,638

S&P 500 Value with Momentum ETF	121,798	25,059	58,042	38,697

S&P MidCap Quality ETF	378,925	73,104	120,587	185,234

S&P MidCap Value with Momentum ETF	48,586	2,425	46,161	-

S&P SmallCap Momentum ETF	17,054	4,985	12,069	-

Zacks Mid-Cap ETF	52,954	43,904	-	9,050

Zacks Multi-Asset Income ETF	78,710	69,566	-	9,144

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor

Dynamic Large Cap Growth ETF	ICE Data Indices, LLC

Dynamic Large Cap Value ETF	ICE Data Indices, LLC

S&P 100 Equal Weight ETF	S&P Dow Jones Indices LLC

S&P 500 GARP ETF	S&P Dow Jones Indices LLC

S&P 500 Value with Momentum ETF	S&P Dow Jones Indices LLC

S&P MidCap Momentum ETF	S&P Dow Jones Indices LLC

S&P MidCap Quality ETF	S&P Dow Jones Indices LLC

S&P MidCap Value with Momentum ETF	S&P Dow Jones Indices LLC

S&P SmallCap Momentum ETF	S&P Dow Jones Indices LLC

S&P SmallCap Value with Momentum ETF	S&P Dow Jones Indices LLC

Zacks Mid-Cap ETF	Zacks Investment Research, Inc.

Zacks Multi-Asset Income ETF	Zacks Investment Research, Inc.

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are required to pay the sub-licensing fees that are shown on the Statements of Operations. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby BNYM, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

For the fiscal year ended April 30, 2022, the following Funds incurred brokerage commissions with Invesco Capital Markets, Inc. (“ICMI”), an affiliate of the Adviser and Distributor, for portfolio transactions executed on behalf of the Funds, as listed below:

Dynamic Large Cap Growth ETF	$67,713

Dynamic Large Cap Value ETF	69,158

S&P 100 Equal Weight ETF	559

S&P 500 GARP ETF	9,265

S&P 500 Value with Momentum ETF	2,295

S&P MidCap Momentum ETF	2,728

S&P MidCap Quality ETF	8,863

S&P MidCap Value with Momentum ETF	17,604

S&P SmallCap Momentum ETF	14,621

S&P SmallCap Value with Momentum ETF	11,462

83

Zacks Mid-Cap ETF	$12,190

Zacks Multi-Asset Income ETF	37,910

Portfolio transactions with ICMI that have not settled at period-end, if any, are shown in the Statements of Assets and Liabilities under the receivable caption Investments sold - affiliated broker and/or payable caption Investments purchased - affiliated broker.

NOTE 4–Security Transactions with Affiliated Funds

Each Fund is permitted to purchase or sell securities from or to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by each Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.

For the fiscal year ended April 30, 2022, the following Funds engaged in transactions with affiliates as listed below:

	Securities Purchases	Securities Sales	Net Realized Gains (Losses)*

S&P 100 Equal Weight ETF	$-	$ 43,623	$ 3,767

S&P 500 Value with Momentum ETF	-	3,832	420

S&P MidCap Momentum ETF	-	6,324,626	238,744

S&P MidCap Quality ETF	-	1,752,703	(541,822)

S&P SmallCap Momentum ETF	-	1,081,423	(103,084)

*	Net realized gains (losses) from securities sold to affiliates are included in net realized gain (loss) from investment securities in the Statements of Operations.

NOTE 5–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2022, for each Fund (except for S&P 500 Value with Momentum ETF). As of April 30, 2022, all of the securities in S&P 500 Value with Momentum ETF were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Dynamic Large Cap Growth ETF

Investments in Securities

Common Stocks & Other Equity Interests	$613,468,026	$-	$-	$613,468,026

Money Market Funds	14,052	20,028,597	-	20,042,649

Total Investments	$613,482,078	$20,028,597	$-	$633,510,675

Dynamic Large Cap Value ETF

Investments in Securities

Common Stocks & Other Equity Interests	$801,555,497	$-	$-	$801,555,497

Money Market Funds	91,482	12,617,388	-	12,708,870

Total Investments	$801,646,979	$12,617,388	$-	$814,264,367

84

	Level 1	Level 2	Level 3	Total

S&P 100 Equal Weight ETF

Investments in Securities

Common Stocks & Other Equity Interests	$117,526,445	$-	$-	$117,526,445

Money Market Funds	11,989	3,032,404	-	3,044,393

Total Investments	$117,538,434	$3,032,404	$-	$120,570,838

S&P 500 GARP ETF

Investments in Securities

Common Stocks & Other Equity Interests	$833,819,931	$-	$-	$833,819,931

Money Market Funds	-	28,730,540	-	28,730,540

Total Investments	$833,819,931	$28,730,540	$-	$862,550,471

S&P MidCap Momentum ETF

Investments in Securities

Common Stocks & Other Equity Interests	$893,798,317	$-	$-	$893,798,317

Money Market Funds	531,940	65,454,376	-	65,986,316

Total Investments	$894,330,257	$65,454,376	$-	$959,784,633

S&P MidCap Quality ETF

Investments in Securities

Common Stocks & Other Equity Interests	$329,607,806	$-	$-	$329,607,806

Money Market Funds	250,806	73,996,080	-	74,246,886

Total Investments	$329,858,612	$73,996,080	$-	$403,854,692

S&P MidCap Value with Momentum ETF

Investments in Securities

Common Stocks & Other Equity Interests	$257,160,417	$-	$-	$257,160,417

Money Market Funds	17,751	38,445,177	-	38,462,928

Total Investments	$257,178,168	$38,445,177	$-	$295,623,345

S&P SmallCap Momentum ETF

Investments in Securities

Common Stocks & Other Equity Interests	$145,545,935	$-	$-	$145,545,935

Money Market Funds	181,679	25,696,133	-	25,877,812

Total Investments	$145,727,614	$25,696,133	$-	$171,423,747

S&P SmallCap Value with Momentum ETF

Investments in Securities

Common Stocks & Other Equity Interests	$710,540,298	$-	$-	$710,540,298

Money Market Funds	576,198	89,607,827	-	90,184,025

Total Investments	$711,116,496	$89,607,827	$-	$800,724,323

Zacks Mid-Cap ETF

Investments in Securities

Common Stocks & Other Equity Interests	$211,573,753	$-	$-	$211,573,753

Money Market Funds	405,744	17,163,438	-	17,569,182

Total Investments	$211,979,497	$17,163,438	$-	$229,142,935

Zacks Multi-Asset Income ETF

Investments in Securities

Common Stocks & Other Equity Interests	$92,148,520	$-	$0	$92,148,520

Closed-End Funds	11,273,821	-	-	11,273,821

Preferred Stocks	10,552,031	-	-	10,552,031

Money Market Funds	28,298	17,133,328	-	17,161,626

Total Investments	$114,002,670	$17,133,328	$0	$131,135,998

85

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2022 and 2021:

	2022	2021
	Ordinary	Ordinary
	Income*	Income*

Dynamic Large Cap Growth ETF	$365,218	$1,014,053

Dynamic Large Cap Value ETF	15,751,004	17,183,173

S&P 100 Equal Weight ETF	2,001,177	1,410,989

S&P 500 GARP ETF	5,341,272	3,178,357

S&P 500 Value with Momentum ETF	604,427	722,920

S&P MidCap Momentum ETF	5,860,692	3,601,237

S&P MidCap Quality ETF	3,640,191	1,069,777

S&P MidCap Value with Momentum ETF	2,951,914	749,115

S&P SmallCap Momentum ETF	643,957	704,740

S&P SmallCap Value with Momentum ETF	7,211,062	1,215,462

Zacks Mid-Cap ETF	2,026,356	3,261,907

Zacks Multi-Asset Income ETF	3,371,434	3,955,699

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)- Investments	Net Unrealized Appreciation (Depreciation)- Foreign Currencies	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets

Dynamic Large Cap Growth ETF	$20,257	$(98,779)	$(10,424,648)	$-	$(207,365,851)	$831,286,595	$613,417,574

Dynamic Large Cap Value ETF	1,998,860	(136,787)	26,514,519	-	(455,685,793)	1,229,392,339	802,083,138

S&P 100 Equal Weight ETF	157,317	(48,561)	2,708,099	-	(5,220,205)	119,996,255	117,592,905

S&P 500 GARP ETF	514,287	(44,442)	(49,692,511)	-	(42,124,718)	925,097,775	833,750,391

S&P 500 Value with Momentum ETF	109,850	(36,879)	552,809	-	(15,158,116)	72,213,156	57,680,820

S&P MidCap Momentum ETF	476,483	(69,414)	(11,346,880)	-	(145,585,788)	1,050,935,755	894,410,156

S&P MidCap Quality ETF	270,828	(47,092)	(30,025,329)	-	(9,431,562)	369,056,906	329,823,751

S&P MidCap Value with Momentum ETF	-	(50,901)	(14,621,307)	-	(33,056,670)	304,798,752	257,069,874

S&P SmallCap Momentum ETF	198,459	(49,432)	(9,696,710)	-	(55,883,076)	211,082,757	145,651,998

S&P SmallCap Value with Momentum ETF	-	(54,570)	(39,129,511)	-	(54,182,331)	804,441,650	711,075,238

Zacks Mid-Cap ETF	1,326,956	(5,882)	(7,317,838)	(66)	(121,371,354)	339,103,346	211,735,162

Zacks Multi-Asset Income ETF	1,296,933	(3,169,752)	(3,579,929)	1	(441,456,607)	561,059,172	114,149,818

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Funds have capital loss carryforwards as of April 30, 2022, as follows:

	No expiration
	Short-Term	Long-Term	Total*

Dynamic Large Cap Growth ETF	$203,726,021	$3,639,830	$207,365,851

Dynamic Large Cap Value ETF	386,362,311	69,323,482	455,685,793

S&P 100 Equal Weight ETF	1,722,221	3,497,984	5,220,205

S&P 500 GARP ETF	29,928,775	12,195,943	42,124,718

S&P 500 Value with Momentum ETF	9,931,515	5,226,601	15,158,116

S&P MidCap Momentum ETF	145,585,788	-	145,585,788

S&P MidCap Quality ETF	6,654,006	2,777,556	9,431,562

S&P MidCap Value with Momentum ETF	26,808,944	6,247,726	33,056,670

86

	No expiration
	Short-Term	Long-Term	Total*

S&P SmallCap Momentum ETF	$48,672,098	$7,210,978	$55,883,076

S&P SmallCap Value with Momentum ETF	39,584,920	14,597,411	54,182,331

Zacks Mid-Cap ETF	111,245,125	10,126,229	121,371,354

Zacks Multi-Asset Income ETF	365,162,583	76,294,024	441,456,607

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 7–Investment Transactions

For the fiscal year ended April 30, 2022, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales

Dynamic Large Cap Growth ETF	$1,021,943,202	$1,029,653,254

Dynamic Large Cap Value ETF	931,210,569	927,653,233

S&P 100 Equal Weight ETF	16,884,901	16,403,616

S&P 500 GARP ETF	347,440,114	345,596,244

S&P 500 Value with Momentum ETF	30,087,969	30,293,584

S&P MidCap Momentum ETF	1,258,911,730	1,257,569,326

S&P MidCap Quality ETF	242,512,196	241,082,376

S&P MidCap Value with Momentum ETF	159,091,093	157,258,656

S&P SmallCap Momentum ETF	253,344,681	252,909,164

S&P SmallCap Value with Momentum ETF	345,768,081	339,594,936

Zacks Mid-Cap ETF	269,540,802	270,512,795

Zacks Multi-Asset Income ETF	206,413,948	204,730,193

For the fiscal year ended April 30, 2022, in-kind transactions associated with creations and redemptions were as follows:

	In-kind	In-kind
	Purchases	Sales

Dynamic Large Cap Growth ETF	$683,512,833	$743,598,305

Dynamic Large Cap Value ETF	859,143,916	826,145,312

S&P 100 Equal Weight ETF	64,400,584	32,985,483

S&P 500 GARP ETF	1,038,327,406	582,208,565

S&P 500 Value with Momentum ETF	58,618,655	36,065,000

S&P MidCap Momentum ETF	821,809,057	832,342,780

S&P MidCap Quality ETF	283,014,105	158,630,927

S&P MidCap Value with Momentum ETF	329,368,395	185,077,803

S&P SmallCap Momentum ETF	134,346,294	148,216,623

S&P SmallCap Value with Momentum ETF	821,599,303	338,733,105

Zacks Mid-Cap ETF	262,496,581	280,035,726

Zacks Multi-Asset Income ETF	51,972,108	63,773,476

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

As of April 30, 2022, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

			Net
	Gross	Gross	Unrealized
	Unrealized	Unrealized	Appreciation
	Appreciation	(Depreciation)	(Depreciation)	Cost

Dynamic Large Cap Growth ETF	$46,833,471	$(57,258,119)	$(10,424,648)	$643,935,323

Dynamic Large Cap Value ETF	81,991,176	(55,476,657)	26,514,519	787,749,848

S&P 100 Equal Weight ETF	11,042,781	(8,334,682)	2,708,099	117,862,739

S&P 500 GARP ETF	34,827,911	(84,520,422)	(49,692,511)	912,242,982

S&P 500 Value with Momentum ETF	4,155,052	(3,602,243)	552,809	57,155,037

S&P MidCap Momentum ETF	49,014,238	(60,361,118)	(11,346,880)	971,131,513

87

			Net
	Gross	Gross	Unrealized
	Unrealized	Unrealized	Appreciation
	Appreciation	(Depreciation)	(Depreciation)	Cost

S&P MidCap Quality ETF	$11,442,943	$(41,468,272)	$(30,025,329)	$433,880,021

S&P MidCap Value with Momentum ETF	12,629,735	(27,251,042)	(14,621,307)	310,244,652

S&P SmallCap Momentum ETF	5,281,253	(14,977,963)	(9,696,710)	181,120,457

S&P SmallCap Value with Momentum ETF	46,409,345	(85,538,856)	(39,129,511)	839,853,834

Zacks Mid-Cap ETF	10,988,884	(18,306,722)	(7,317,838)	236,460,773

Zacks Multi-Asset Income ETF	9,778,537	(13,358,466)	(3,579,929)	134,715,927

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of partnerships and in-kind transactions, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended April 30, 2022, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest

Dynamic Large Cap Growth ETF	$-	$(171,969,069)	$171,969,069

Dynamic Large Cap Value ETF	-	(125,904,517)	125,904,517

S&P 100 Equal Weight ETF	-	(13,427,243)	13,427,243

S&P 500 GARP ETF	-	(75,266,000)	75,266,000

S&P 500 Value with Momentum ETF	554	(5,784,636)	5,784,082

S&P MidCap Momentum ETF	-	(168,692,369)	168,692,369

S&P MidCap Quality ETF	-	(24,248,430)	24,248,430

S&P MidCap Value with Momentum ETF	21,901	(22,745,888)	22,723,987

S&P SmallCap Momentum ETF	2,002	(30,848,904)	30,846,902

S&P SmallCap Value with Momentum ETF	541,230	(67,479,397)	66,938,167

Zacks Mid-Cap ETF	3,635	(45,814,748)	45,811,113

Zacks Multi-Asset Income ETF	291,744	(11,221,747)	10,930,003

NOTE 9–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 10–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in each Fund’s prospectus. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

88

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital. Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

89

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust and Shareholders of Invesco Dynamic Large Cap Growth ETF, Invesco Dynamic Large Cap Value ETF, Invesco S&P 100 Equal Weight ETF, Invesco S&P 500 GARP ETF, Invesco S&P 500 Value with Momentum ETF, Invesco S&P MidCap Momentum ETF, Invesco S&P MidCap Quality ETF, Invesco S&P MidCap Value with Momentum ETF, Invesco S&P SmallCap Momentum ETF, Invesco S&P SmallCap Value with Momentum ETF, Invesco Zacks Mid-Cap ETF and Invesco Zacks Multi-Asset Income ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco Dynamic Large Cap Growth ETF, Invesco Dynamic Large Cap Value ETF, Invesco S&P 100 Equal Weight ETF, Invesco S&P 500 GARP ETF, Invesco S&P 500 Value with Momentum ETF, Invesco S&P MidCap Momentum ETF, Invesco S&P MidCap Quality ETF, Invesco S&P MidCap Value with Momentum ETF, Invesco S&P SmallCap Momentum ETF, Invesco S&P SmallCap Value with Momentum ETF, Invesco Zacks Mid-Cap ETF and Invesco Zacks Multi-Asset Income ETF (twelve of the funds constituting Invesco Exchange-Traded Fund Trust, hereafter collectively referred to as the "Funds") as of April 30, 2022, the related statements of operations for the year ended April 30, 2022, the statements of changes in net assets for each of the two years in the period ended April 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2022 (or for Invesco Zacks Mid-Cap ETF and Invesco Zacks Multi-Asset Income ETF, for each of the four years in the period ended April 30, 2022 and for the eight months ended April 30, 2018) (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2022, and each of the financial highlights for each of the five years in the period ended April 30, 2022 (or for Invesco Zacks Mid-Cap ETF and Invesco Zacks Multi-Asset Income ETF, for each of the four years in the period ended April 30, 2022 and for the eight months ended April 30, 2018) in conformity with accounting principles generally accepted in the United States of America.

The financial statements and financial highlights of Invesco Zacks Mid-Cap ETF (Predecessor Fund Guggenheim Mid-Cap Core ETF) and Invesco Zacks Multi-Asset Income ETF (Predecessor Fund Guggenheim Multi-Asset Income ETF) as of and for the year ended August 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report, dated October 30, 2017, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2022 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

June 23, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not determined the specific year we began serving as auditor.

90

Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2021 through April 30, 2022.

In addition to the fees and expenses which the Invesco Zacks Multi-Asset Income ETF (the “Portfolio”) bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Portfolio invests. The amount of fees and expenses incurred indirectly by the Portfolio will vary because the investment companies have varied expenses and fee levels and the Portfolio may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Portfolio. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Portfolio invests in. The effect of the estimated investment companies’ expenses that the Portfolio bears indirectly is included in the Portfolio’s total return.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

			Annualized
	Beginning	Ending	Expense Ratio	Expenses Paid
	Account Value	Account Value	Based on the	During the
	November 1, 2021	April 30, 2022	Six-Month Period	Six-Month Period(1)

Invesco Dynamic Large Cap Growth ETF (PWB)

Actual	$1,000.00	$804.70	0.55%	$2.46

Hypothetical (5% return before expenses)	1,000.00	1,022.07	0.55	2.76

Invesco Dynamic Large Cap Value ETF (PWV)

Actual	1,000.00	999.30	0.55	2.73

Hypothetical (5% return before expenses)	1,000.00	1,022.07	0.55	2.76

Invesco S&P 100 Equal Weight ETF (EQWL)

Actual	1,000.00	923.20	0.25	1.19

Hypothetical (5% return before expenses)	1,000.00	1,023.55	0.25	1.25

Invesco S&P 500 GARP ETF (SPGP)

Actual	1,000.00	925.20	0.33	1.58

Hypothetical (5% return before expenses)	1,000.00	1,023.16	0.33	1.66

91

Calculating your ongoing Fund expenses–(continued)

			Annualized
	Beginning	Ending	Expense Ratio	Expenses Paid
	Account Value	Account Value	Based on the	During the
	November 1, 2021	April 30, 2022	Six-Month Period	Six-Month Period(1)

Invesco S&P 500 Value with Momentum ETF (SPVM)

Actual	$1,000.00	$1,015.80	0.39%	$1.95

Hypothetical (5% return before expenses)	1,000.00	1,022.86	0.39	1.96

Invesco S&P MidCap Momentum ETF (XMMO)

Actual	1,000.00	906.50	0.33	1.56

Hypothetical (5% return before expenses)	1,000.00	1,023.16	0.33	1.66

Invesco S&P MidCap Quality ETF (XMHQ)

Actual	1,000.00	886.30	0.25	1.17

Hypothetical (5% return before expenses)	1,000.00	1,023.55	0.25	1.25

Invesco S&P MidCap Value with Momentum ETF (XMVM)

Actual	1,000.00	961.90	0.39	1.90

Hypothetical (5% return before expenses)	1,000.00	1,022.86	0.39	1.96

Invesco S&P SmallCap Momentum ETF (XSMO)

Actual	1,000.00	858.60	0.38	1.75

Hypothetical (5% return before expenses)	1,000.00	1,022.91	0.38	1.91

Invesco S&P SmallCap Value with Momentum ETF (XSVM)

Actual	1,000.00	961.30	0.34	1.65

Hypothetical (5% return before expenses)	1,000.00	1,023.11	0.34	1.71

Invesco Zacks Mid-Cap ETF (CZA)

Actual	1,000.00	965.60	0.74	3.61

Hypothetical (5% return before expenses)	1,000.00	1,021.12	0.74	3.71

Invesco Zacks Multi-Asset Income ETF (CVY)

Actual	1,000.00	935.70	0.73	3.50

Hypothetical (5% return before expenses)	1,000.00	1,021.17	0.73	3.66

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended April 30, 2022. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 181/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

92

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2022:

	Qualified Business Income*	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*	Business Interest Income*
Invesco Dynamic Large Cap Growth ETF	0%	100%	100%	0%	0%
Invesco Dynamic Large Cap Value ETF	0%	100%	100%	0%	0%
Invesco S&P 100 Equal Weight ETF	0%	100%	100%	0%	0%
Invesco S&P 500 GARP ETF	0%	100%	100%	0%	0%
Invesco S&P 500 Value with Momentum ETF	0%	100%	100%	0%	0%
Invesco S&P MidCap Momentum ETF	0%	100%	100%	0%	0%
Invesco S&P MidCap Quality ETF	0%	100%	100%	0%	0%
Invesco S&P MidCap Value with Momentum ETF	0%	100%	100%	0%	0%
Invesco S&P SmallCap Momentum ETF	0%	100%	100%	0%	0%
Invesco S&P SmallCap Value with Momentum ETF	27%	70%	67%	0%	0%
Invesco Zacks Mid-Cap ETF	0%	100%	100%	0%	0%
Invesco Zacks Multi-Asset Income ETF	7%	64%	49%	0%	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

93

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below:

As of April 30, 2022

Number of
		Term of		Portfolios	Other
		Office		in Fund	Directorships
		and		Complex**	Held by
	Position(s)	Length of	Principal	Overseen by	Independent
Name, Address and Year of	Held	Time	Occupation(s) During	Independent	Trustees During
Birth of Independent Trustees	with Trust	Served*	the Past 5 Years	Trustees	the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chair of the Board; Chair of the Nominating and Governance Committee and Trustee	Vice Chair since 2018; Chair of the Nominating and Governance Committee and Trustee since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	224	Chair (since 2021) and member (since 2017) of the Joint Investment Committee, Mission Aviation Fellowship and MAF Foundation; Trustee, Mission Aviation Fellowship (2017-Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	224	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

94

Trustees and Officers–(continued)

Number of
		Term of		Portfolios	Other
		Office		in Fund	Directorships
		and		Complex**	Held by
	Position(s)	Length of	Principal	Overseen by	Independent
Name, Address and Year of	Held	Time	Occupation(s) During	Independent	Trustees During
Birth of Independent Trustees	with Trust	Served*	the Past 5 Years	Trustees	the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, First Eagle Alternative Credit LLC (2020-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Director, The Boeing Company (2009-2021); Trustee, MITRE Corporation (federally funded research development) (2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chair (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chair of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	224	Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010- Present); formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

95

Trustees and Officers–(continued)

Number of
		Term of		Portfolios	Other
		Office		in Fund	Directorships
		and		Complex**	Held by
	Position(s)	Length of	Principal	Overseen by	Independent
Name, Address and Year of	Held	Time	Occupation(s) During	Independent	Trustees During
Birth of Independent Trustees	with Trust	Served*	the Past 5 Years	Trustees	the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	224	Trustee (2000- Present) and Chair (2010-2017), Newberry Library; Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, Mather LifeWays (2001-2021); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

96

Trustees and Officers–(continued)

Number of
		Term of		Portfolios	Other
		Office		in Fund	Directorships
		and		Complex**	Held by
	Position(s)	Length of	Principal	Overseen by	Independent
Name, Address and Year of	Held	Time	Occupation(s) During	Independent	Trustees During
Birth of Independent Trustees	with Trust	Served*	the Past 5 Years	Trustees	the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Audit Committee and Trustee	Chair of the Audit Committee since 2008; Trustee since 2006	Formerly, Managing Director of Finance (2020-2021) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	224	Formerly, Treasurer (2018-2021), Finance Committee Member (2015-2021) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Investment Oversight Committee and Trustee	Chair of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	224	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

97

Trustees and Officers–(continued)

Number of
		Term of		Portfolios	Other
		Office		in Fund	Directorships
		and		Complex**	Held by
	Position(s)	Length of	Principal	Overseen by	Independent
Name, Address and Year of	Held	Time	Occupation(s) During	Independent	Trustees During
Birth of Independent Trustees	with Trust	Served*	the Past 5 Years	Trustees	the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	224	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Governing Council Member (2016-Present) and Chair of Education Committee (2017-2021), Independent Directors Council (IDC); Council Member, New York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Advisory Board Director, The Alberleen Group LLC (2012-2021); Board Member, 100 Women in Finance (2015-2020); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

98

Trustees and Officers–(continued)

Number of
		Term of		Portfolios	Other
		Office		in Fund	Directorships
		and		Complex**	Held by
	Position(s)	Length of	Principal	Overseen by	Independent
Name, Address and Year of	Held	Time	Occupation(s) During	Independent	Trustees During
Birth of Independent Trustees	with Trust	Served*	the Past 5 Years	Trustees	the Past 5 Years
Gary R. Wicker–1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	224	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson–1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Board and Trustee	Chair since 2012; Trustee since 2006	Chair, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chair and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chair, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	224	Director, Penfield Children’s Center (2004-Present); Board Chair, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

99

Trustees and Officers–(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below:

Number of
		Term of		Portfolios	Other
		Office		in Fund	Directorships
		and		Complex**	Held by
	Position(s)	Length of	Principal	Overseen by	Interested
Name, Address and Year of Birth	Held	Time	Occupation(s) During	Interested	Trustee During
of Interested Trustee	with Trust	Served*	the Past 5 Years	Trustee	the Past 5 Years
Anna Paglia–1974 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Trustee, President and Principal Executive Officer	Trustee since 2022, President and Principal Executive Officer since 2020	President and Principal Executive Officer (2020-Present) and Trustee (2022-Present), Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); Vice President, Invesco Indexing LLC (2020-Present); formerly, Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015- 2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).	224	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

100

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Adrien Deberghes–1967 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO, Fund Administration and Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial Officer, Treasurer and Vice President, The Invesco Funds (2020-Present); formerly, Senior Vice President and Treasurer, Fidelity Investments (2008-2020).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds; Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital Management LLC (2013-2018).

Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, The Invesco Funds (2014-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2020-Present); Assistant Secretary, Invesco Investment Advisers LLC (2020-Present); formerly, Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

101

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Michael McMaster–1962 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Chief Tax Officer	Since 2020	Vice President and Head of Global Fund Services Tax, Invesco Advisers, Inc. (2020-Present); Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds (2020-Present); Assistant Treasurer, Invesco Capital Management LLC (2020-Present); Chief Tax Officer and Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Treasurer, Invesco Specialized Products, LLC (2020-Present); formerly, Senior Vice President, Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS) (2007-2020).

Sheri Morris–1964 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2020-Present) and Vice President, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Treasurer (2008-2020), Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange- Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Treasurer, Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Vice President, Invesco Advisers, Inc. (2009-2020).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

102

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

103

Approval of Investment Advisory Contracts

At a meeting held on April 6, 2022, the Board of Trustees of the Invesco Exchange-Traded Fund Trust (the "Trust"), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the "Adviser") and the Trust for the following 49 series (each, a "Fund" and collectively, the "Funds"):

Invesco Aerospace & Defense ETF

Invesco BuyBack AchieversTM ETF

Invesco Dividend AchieversTM ETF

Invesco DWA Basic Materials Momentum ETF

Invesco DWA Consumer Cyclicals Momentum ETF

Invesco DWA Consumer Staples Momentum ETF

Invesco DWA Energy Momentum ETF

Invesco DWA Financial Momentum ETF

Invesco DWA Healthcare Momentum ETF

Invesco DWA Industrials Momentum ETF

Invesco DWA Momentum ETF

Invesco DWA Technology Momentum ETF

Invesco DWA Utilities Momentum ETF

Invesco Dynamic Biotechnology & Genome ETF

Invesco Dynamic Building & Construction ETF

Invesco Dynamic Energy Exploration & Production ETF

Invesco Dynamic Food & Beverage ETF

Invesco Dynamic Large Cap Growth ETF

Invesco Dynamic Large Cap Value ETF

Invesco Dynamic Leisure and Entertainment ETF

Invesco Dynamic Market ETF

Invesco Dynamic Media ETF

Invesco Dynamic Networking ETF

Invesco Dynamic Oil & Gas Services ETF

Invesco Dynamic Pharmaceuticals ETF

Invesco Dynamic Semiconductors ETF

Invesco Dynamic Software ETF

Invesco Financial Preferred ETF

Invesco FTSE RAFI US 1000 ETF

Invesco FTSE RAFI US 1500 Small-Mid ETF

Invesco Global Listed Private Equity ETF

Invesco Golden Dragon China ETF

Invesco High Yield Equity Dividend AchieversTM ETF

Invesco International Dividend AchieversTM ETF

Invesco MSCI Sustainable Future ETF

Invesco S&P 100 Equal Weight ETF

Invesco S&P 500 GARP ETF

Invesco S&P 500® Quality ETF

Invesco S&P 500 Value with Momentum ETF

Invesco S&P MidCap Momentum ETF

Invesco S&P MidCap Quality ETF

Invesco S&P MidCap Value with Momentum ETF

Invesco S&P SmallCap Momentum ETF

Invesco S&P SmallCap Value with Momentum ETF

Invesco S&P Spin-Off ETF

Invesco Water Resources ETF

Invesco WilderHill Clean Energy ETF

Invesco Zacks Mid-Cap ETF

Invesco Zacks Multi-Asset Income ETF

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees and expenses paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders and (vi) any further benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. ("Invesco"), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2021, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s independent performance and risk management group with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchase by Invesco of the exchange-traded funds ("ETFs") business of Guggenheim Capital LLC ("Guggenheim") (the "Transaction") and that each such Fund’s performance prior to the closing of the Transaction on April 6, 2018 or May 18, 2018, as applicable, is that of its predecessor Guggenheim ETF. The Trustees noted that, for each applicable period, the correlation and tracking error for each Fund were within the targeted range set forth in the Trust’s registration statement. The Trustees concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

104

Approval of Investment Advisory Contracts–(continued)

The Trustees considered the services provided by the Adviser in its oversight of the Fund’s administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s contractual advisory fee, net advisory fee and gross and net expense ratios. The Trustees noted that the annual contractual advisory fee charged to each Fund is as follows:

●	0.15% of the Fund’s average daily net assets for Invesco S&P 500 ® Quality ETF;

●	0.25% of the Fund’s average daily net assets for each of Invesco S&P 100 Equal Weight ETF and Invesco S&P MidCap Quality ETF; and

●

0.29% of the Fund’s average daily net assets for each of Invesco FTSE RAFI US 1000 ETF, Invesco FTSE RAFI US 1500 Small-Mid ETF, Invesco S&P 500 GARP ETF, Invesco S&P 500 Value with Momentum ETF, Invesco S&P MidCap Momentum ETF, Invesco S&P MidCap Value with Momentum ETF, Invesco S&P SmallCap Momentum ETF and Invesco S&P SmallCap Value with Momentum ETF;

●	0.40% of the Fund’s average daily net assets for each of Invesco Dividend Achievers™ ETF, Invesco High Yield Equity Dividend Achievers™ ETF and Invesco International Dividend Achievers™ ETF; and

●	0.50% of the Fund’s average daily net assets for each other Fund.

The Trustees noted that the Adviser has agreed to waive a portion of its contractual advisory fee and/or pay expenses (an "Expense Cap") to the extent necessary to prevent the annual operating expenses of each Fund from exceeding the percentage of that Fund’s average daily net assets, at least until August 31, 2024, as set forth below:

●

0.15%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco S&P 500® Quality ETF;

●

0.25%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco S&P 100 Equal Weight ETF and Invesco S&P MidCap Quality ETF; and

●

0.39%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco FTSE RAFI US 1000 ETF, Invesco FTSE RAFI US 1500 Small-Mid ETF, Invesco S&P 500 GARP ETF, Invesco S&P 500 Value with Momentum ETF, Invesco S&P MidCap Momentum ETF, Invesco S&P MidCap Value with Momentum ETF, Invesco S&P SmallCap Momentum ETF and Invesco S&P SmallCap Value with Momentum ETF;

●

0.50%, excluding interest expenses, sub-licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco Dividend AchieversTM ETF, Invesco High Yield Equity Dividend AchieversTM ETF and Invesco International Dividend AchieversTM ETF;

●

0.60%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco DWA Basic Materials Momentum ETF, Invesco DWA Consumer Cyclicals Momentum ETF, Invesco DWA Consumer Staples Momentum ETF, Invesco DWA Energy Momentum ETF, Invesco DWA Financial Momentum ETF, Invesco DWA Healthcare Momentum ETF, Invesco DWA Industrials Momentum ETF, Invesco DWA Technology Momentum ETF and Invesco DWA Utilities Momentum ETF;

●	0.60%, excluding interest expenses, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco Dynamic Market ETF; and

●

0.60%, excluding interest expenses, sub-licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses, for Invesco Aerospace & Defense ETF, Invesco BuyBack AchieversTM ETF, Invesco DWA Momentum ETF, Invesco Dynamic Biotechnology & Genome ETF, Invesco Dynamic Building & Construction ETF, Invesco Dynamic Energy Exploration & Production ETF, Invesco Dynamic Food & Beverage ETF, Invesco Dynamic Large Cap Growth ETF, Invesco Dynamic Large Cap Value ETF, Invesco Dynamic Leisure and Entertainment ETF, Invesco Dynamic Media ETF, Invesco Dynamic Networking ETF, Invesco Dynamic Oil & Gas Services ETF, Invesco Dynamic Pharmaceuticals ETF, Invesco Dynamic Semiconductors ETF, Invesco Dynamic Software ETF, Invesco Financial Preferred

105

Approval of Investment Advisory Contracts–(continued)

ETF, Invesco Global Listed Private Equity ETF, Invesco Golden Dragon China ETF, Invesco MSCI Sustainable Future ETF, Invesco S&P Spin-Off ETF, Invesco Water Resources ETF, Invesco WilderHill Clean Energy ETF, Invesco Zacks Mid-Cap ETF and Invesco Zacks Multi-Asset Income ETF.

The Trustees compared each Fund’s contractual advisory fee and net expense ratio to information compiled by the Adviser from Lipper Inc. ("Lipper") databases on the net advisory fees and net expense ratios of comparable ETFs, open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the contractual advisory fees for certain Funds were equal to or lower than the median net advisory fees of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the contractual advisory fees for all of the Funds were lower than the median net advisory fees of their open-end actively-managed peer funds.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco Aerospace & Defense ETF			X

Invesco Buyback AchieversTM ETF			X

Invesco Dividend AchieversTM ETF			X

Invesco DWA Basic Materials Momentum ETF			X

Invesco DWA Consumer Cyclicals Momentum ETF			X

Invesco DWA Consumer Staples Momentum ETF			X

Invesco DWA Energy Momentum ETF			X

Invesco DWA Financial Momentum ETF			X

Invesco DWA Healthcare Momentum ETF			X

Invesco DWA Industrials Momentum ETF			X

Invesco DWA Momentum ETF			X

Invesco DWA Technology Momentum ETF			X

Invesco DWA Utilities Momentum ETF			X

Invesco Dynamic Biotechnology & Genome ETF			X

Invesco Dynamic Building & Construction ETF			X

Invesco Dynamic Energy Exploration & Production ETF			X

Invesco Dynamic Food & Beverage ETF			X

Invesco Dynamic Large Cap Growth ETF			X

Invesco Dynamic Large Cap Value ETF			X

Invesco Dynamic Leisure and Entertainment ETF			X

Invesco Dynamic Market ETF			X

Invesco Dynamic Media ETF			X

Invesco Dynamic Networking ETF			X

Invesco Dynamic Oil & Gas Services ETF		N/A	X

Invesco Dynamic Pharmaceuticals ETF			X

Invesco Dynamic Semiconductors ETF			X

Invesco Dynamic Software ETF			X

Invesco Financial Preferred ETF			X

Invesco FTSE RAFI US 1000 ETF	X		X

Invesco FTSE RAFI US 1500 Small-Mid ETF	X		X

Invesco Global Listed Private Equity ETF		N/A	X

Invesco Golden Dragon China ETF	X	N/A	X

Invesco High Yield Equity Dividend AchieversTM ETF			X

Invesco International Dividend AchieversTM ETF	X		X

Invesco MSCI Sustainable Future ETF			X

Invesco S&P 100 Equal Weight ETF		X	X

106

Approval of Investment Advisory Contracts–(continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco S&P 500 GARP ETF	X		X

Invesco S&P 500® Quality ETF	X		X

Invesco S&P 500 Value with Momentum ETF			X

Invesco S&P MidCap Momentum ETF	X		X

Invesco S&P MidCap Quality ETF			X

Invesco S&P MidCap Value with Momentum ETF		X	X

Invesco S&P SmallCap Momentum ETF			X

Invesco S&P SmallCap Value with Momentum ETF		X	X

Invesco S&P Spin-Off ETF			X

Invesco Water Resources ETF	X	X	X

Invesco WilderHill Clean Energy ETF		X	X

Invesco Zacks Mid-Cap ETF			X

Invesco Zacks Multi-Asset Income ETF			X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds. The Trustees noted that a significant component of the non-advisory fee expenses was the sub-licensing fees paid by the Funds and noted those Funds for which sub-license fees are subject to the Fund’s Expense Caps.

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco Aerospace & Defense ETF			X

Invesco Buyback AchieversTM ETF			X

Invesco Dividend AchieversTM ETF		X	X

Invesco DWA Basic Materials Momentum ETF			X

Invesco DWA Consumer Cyclicals Momentum ETF			X

Invesco DWA Consumer Staples Momentum ETF			X

Invesco DWA Energy Momentum ETF			X

Invesco DWA Financial Momentum ETF			X

Invesco DWA Healthcare Momentum ETF			X

Invesco DWA Industrials Momentum ETF			X

Invesco DWA Momentum ETF		X	X

Invesco DWA Technology Momentum ETF			X

Invesco DWA Utilities Momentum ETF			X

Invesco Dynamic Biotechnology & Genome ETF			X

Invesco Dynamic Building & Construction ETF			X

Invesco Dynamic Energy Exploration & Production ETF			X

Invesco Dynamic Food & Beverage ETF			X

Invesco Dynamic Large Cap Growth ETF			X

Invesco Dynamic Large Cap Value ETF		X	X

Invesco Dynamic Leisure and Entertainment ETF			X

Invesco Dynamic Market ETF			X

107

Approval of Investment Advisory Contracts–(continued)

Invesco Fund	Equal to/Lower than ETF Peer Median	Equal to/Lower than Open-End Index Fund Peer Median*	Lower than Open-End Active Fund Peer Median

Invesco Dynamic Media ETF			X

Invesco Dynamic Networking ETF			X

Invesco Dynamic Oil & Gas Services ETF		N/A	X

Invesco Dynamic Pharmaceuticals ETF			X

Invesco Dynamic Semiconductors ETF			X

Invesco Dynamic Software ETF			X

Invesco Financial Preferred ETF			X

Invesco FTSE RAFI US 1000 ETF			X

Invesco FTSE RAFI US 1500 Small-Mid ETF			X

Invesco Global Listed Private Equity ETF		N/A	X

Invesco Golden Dragon China ETF		N/A	X

Invesco High Yield Equity Dividend AchieversTM ETF		X	X

Invesco International Dividend AchieversTM ETF			X

Invesco MSCI Sustainable Future ETF			X

Invesco S&P 100 Equal Weight ETF		X	X

Invesco S&P 500 GARP ETF			X

Invesco S&P 500 ® Quality ETF	X		X

Invesco S&P 500 Value with Momentum ETF			X

Invesco S&P MidCap Momentum ETF	X		X

Invesco S&P MidCap Quality ETF			X

Invesco S&P MidCap Value with Momentum ETF		X	X

Invesco S&P SmallCap Momentum ETF			X

Invesco S&P SmallCap Value with Momentum ETF		X	X

Invesco S&P Spin-Off ETF			X

Invesco Water Resources ETF	X	X	X

Invesco WilderHill Clean Energy ETF		X	X

Invesco Zacks Mid-Cap ETF			X

Invesco Zacks Multi-Asset Income ETF			X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding each of Invesco Dynamic Large Cap Value ETF, Invesco Global Listed Private Equity ETF, Invesco Zacks Mid-Cap ETF and Invesco Zacks Multi-Asset Income ETF’s advisory fees and total expenses and the Lipper peer data. The Adviser explained its view that the advisory fees and total expenses for these Funds are competitive and generally in line with other comparable funds in the marketplace, particularly in light of the level and nature of services provided and the investment management style of the Adviser. The Trustees also considered the Adviser’s statements regarding its pricing philosophy and the differing pricing philosophy of certain of the peers.

The Trustees noted information, including fee information, provided by the Adviser regarding other investment products to which it provides investment advisory services, including products that have investment strategies comparable to one of the Funds. The Trustees considered the Adviser’s explanation of the differences between the services provided to the Funds and to the other investment products it advises, noting the Adviser’s statement that the management and oversight of the Funds requires substantially more labor and expense.

108

Approval of Investment Advisory Contracts–(continued)

Based on all of the information provided, the Trustees determined that the contractual advisory fee and net expense ratio of each Fund were reasonable and appropriate in light of the services provided, the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser.

In conjunction with their review of fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds, as well as the fees waived and expenses reimbursed by the Adviser for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size, advisory fee, expense ratio and Expense Cap agreed to by the Adviser. The Trustees also noted that the Expense Cap agreement with the Trust provides that the Adviser is entitled to be reimbursed by each Fund, other than Invesco Dynamic Market ETF, for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in a Fund exceeding its Expense Cap then in effect or in effect at the time the fees and/or expenses subject to reimbursement were waived and/or borne by the Adviser. The Trustees considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund and concluded that the flat advisory fee was reasonable and appropriate.

Fall-out Benefits. The Trustees considered that the Adviser identified no additional benefits it receives from its relationship with the Funds, and noted that the Adviser does not have any soft-dollar arrangements. The Trustees also considered benefits received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees, advisory fees for money market cash management vehicles and fees as the Fund’s direct securities lending agent. The Trustees also considered that Invesco Distributors, Inc., an affiliate of the Adviser, serves as each Fund’s distributor and is paid a distribution fee by the Adviser. The Board concluded that each Fund’s advisory fee was reasonable, taking into account any ancillary benefits received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

109

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Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2022 Invesco Capital Management LLC 3500 Lacey Road, Suite 700
Downers Grove, IL 60515	P-PS-AR-5	invesco.com/ETFs

Item 2. Code of Ethics.

The Registrant has adopted a Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer. This Code is filed as an exhibit to this report on Form N-CSR under Item 13(a)(1). No substantive amendments to this Code were made during the reporting period. There were no waivers for the fiscal year ended April 30, 2022.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has four “audit committee financial experts” serving on its audit committee: Mr. Marc M. Kole, Ms. Joanne Pace, Mr. Gary R. Wicker and Mr. Donald H. Wilson. Each of these audit committee members is “independent,” meaning that he/she is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and he/she does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in his/her capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that a person has any greater duties, obligations, or liability than those imposed on a person without the “audit committee financial expert” designation.    Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or Board.

Item 4. Principal Accountant Fees and Services.

(a) to (d)

Fees Billed by PwC to the Registrant

PricewaterhouseCoopers LLP (“PwC”), the Registrant’s independent registered public accounting firm, billed the Registrant aggregate fees for pre-approved services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed by PwC for Services Rendered to the Registrant for Fiscal Year End 2022	Fees Billed by PwC for Services Rendered to the Registrant for Fiscal Year End 2021
Audit Fees	$915,600	$914,600
Audit-Related Fees	$0	$0
Tax Fees(1)	$995,966	$995,966
All Other Fees	$0	$0
Total Fees	$1,911,566	$1,910,566

(1)

Tax Fees for the fiscal years ended April 30, 2022 and 2021 include fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise and year-to-date estimates for various book-to-tax differences.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Capital Management LLC (“Invesco” or “Adviser”), the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Affiliates”), aggregate fees for pre-approved non-audit services rendered to Invesco and Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Affiliates that were required to be pre-approved.

	Fees Billed for Non- Audit Services Rendered to Invesco and Affiliates for Fiscal Year End 2022 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non- Audit Services Rendered to Invesco and Affiliates for Fiscal Year End 2021 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees(1)	$760,000	$793,000
Tax Fees	$0	$0
All Other Fees	$0	$0
Total Fees	$760,000	$793,000

(1)	Audit-Related Fees for the fiscal years ended 2022 and 2021 include fees billed related to reviewing controls at a service organization.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Policies and Procedures

As Adopted by the Audit Committee of the Invesco ETFs

Applicable to	Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (collectively the “Funds”)
Risk Addressed by Policy	Approval of Audit and Non-Audit Services

Relevant Law and Other Sources	Sarbanes-Oxley Act of 2002; Regulation S-X.
Last Reviewed by Compliance for Accuracy	June 15, 2018
Effective Date	June 26, 2009
Amended Dates	March 12, 2015 and June 15, 2018

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committee of the Funds’ (the “Audit Committee”) Board of Trustees (the “Board”) is responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committee pre-approves the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”) or require the specific pre-approval of the Audit Committee (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committee before payment is made. The Audit Committee will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committee will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through June 30th of the following year, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committee in fulfilling its responsibilities.

Delegation

The Chairman of the Audit Committee (or, in his or her absence, any member of the Audit Committee) may grant specific pre-approval for non-prohibited services. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

Audit Services

The annual Audit services engagement terms will be subject to specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committee may grant either general or specific pre-approval of other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committee may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committee believes that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committee’s general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; and assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committee, which writing may be in the form of the proposed engagement letter:

a.

The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.

Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committee the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committee.

All Other Auditor Services

The Audit Committee may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committee at the quarterly Audit Committee meeting and will require specific approval by the Audit Committee before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

On an annual basis, the Auditor will submit to the Audit Committee for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committee will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committee.

Each request to provide services that require specific approval by the Audit Committee shall be submitted to the Audit Committee jointly by the Funds’ Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the pre-approval policies and procedures and the SEC Rules.

Each request to provide Tax services under either the general or specific pre-approval of the Audit Committee will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committee the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committee for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committee has designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management will immediately report to the Chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client
•	Financial information systems design and implementation
•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
•	Actuarial services
•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions
•	Human resources
•	Broker-dealer, investment adviser, or investment banking services
•	Legal services
•	Expert services unrelated to the audit
•	Any service or product provided for a contingent fee or a commission
•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance
•	Tax services for persons in financial reporting oversight roles at the Fund
•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

(e)(2)	There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

In addition to the amounts shown in the tables above, PwC billed Invesco and Affiliates aggregate fees of $6,763,000 for the fiscal year ended April 30, 2022 and $ 7,776,000 for the fiscal year ended April 30, 2021 for non-audit services not required to be pre-approved by the Registrant’s Audit Committee. In total, PwC billed the Registrant, Invesco and Affiliates aggregate non-audit fees of $8,518,966 for the fiscal year ended April 30, 2022 and $9,564,966 for the fiscal year ended April 30, 2021.

(h)

With respect to the non-audit services above billed to Invesco and Affiliates that were not required to be pre-approved by the Registrant’s Audit Committee, the Audit Committee received information from PwC about such services, including by way of comparison, that PwC provided audit services to entities within the Investment Company Complex, as defined by Rule 2-01(f)(14) of Regulation S-X, of approximately $31 million and non-audit services of approximately $19 million for the fiscal year ended 2022. The Audit Committee considered this information in evaluating PwC’s independence.

Pursuant to PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, PwC advised the Registrant’s Audit Committee of the following matters identified since the previous annual Form N-CSR filing that may be reasonably thought to bear on PwC’s independence. PwC advised the Audit Committee that one PwC Partner and two PwC Associates each held financial interests in investment companies within the complex that includes the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the “Invesco Fund Complex”) that were inconsistent with the requirements of Rule 2-01(c)(1) of SEC Regulation S-X. In reporting the matters to the Audit Committee, PwC noted, among other things, that the impermissible holdings were disposed of by the individuals, the individuals were not in the chain of command of the audit or the audit partners of the Funds, the financial interests were not material to the net worth of each individual or their respective immediate family members and senior leadership of the Funds’ audit engagement team was unaware of the impermissible holdings until after the matters were confirmed to be independence exceptions or after the individuals ceased providing their audit services to the Invesco entity, as applicable. In addition, PwC considered that the PwC Partner did not provide services to the Funds or any of their affiliates and that the audit work performed by the PwC Associates was of a limited nature and/or was reviewed by more senior engagement team members. Based on the mitigating factors noted above, PwC advised the Audit Committee that it concluded that its objectivity and impartiality with respect to all issues encompassed within the audit engagement has not been impaired and it believes that a reasonable investor with knowledge of all relevant facts and circumstances for the violations would conclude that PwC is capable of exercising objective and impartial judgment on all issues encompassed within the audits of the financial statements of the Funds in the Registrant for the impacted periods.

Item 5. Audit Committee of Listed Registrants.

(a)

The Registrant has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which consists solely of independent trustees. The Audit Committee members are Marc M. Kole, Joanne Pace, Gary R. Wicker, and Donald H. Wilson.

(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	The Schedules of Investments are included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board that would require disclosure herein.

Item 11. Controls and Procedures.

(a)

Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have concluded that such disclosure controls and procedures are effective.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics is attached as Exhibit 99.CODEETH.

(a)(2)

Certifications of the Registrant’s President and Treasurer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)

Certifications of the Registrant’s President and Treasurer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Invesco Exchange-Traded Fund Trust

By: /s/ Anna Paglia

Name: Anna Paglia
Title: President

Date: July 6, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Anna Paglia

Name: Anna Paglia
Title: President

Date: July 6, 2022

By: /s/ Kelli Gallegos

Name: Kelli Gallegos
Title: Treasurer

Date: July 6, 2022